UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2016

Fixed Income Alternatives Funds
Fixed Income Macro Strategies
Long Short Credit Strategies

Goldman Sachs Fixed Income Alternatives Funds

■	FIXED INCOME MACRO STRATEGIES FUND

■	LONG SHORT CREDIT STRATEGIES FUND

Investment Process	1

Portfolio Management Discussion and Performance Summaries	2

Schedules of Investments	17

Financial Statements	40

Financial Highlights	44

Notes to Financial Statements	48

Other Information	71

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

What Differentiates Goldman Sachs’ Fixed Income

Macro Strategies Fund Investment Process?

The Goldman Sachs Fixed Income Macro Strategies Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

■	Adopting a global perspective to compare and contrast investment opportunities around the world

■	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

■	Capturing the value in the inherent diversification benefits among the different investment strategies

■	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

■	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

■	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile of its investors.

■	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

■	The Fund employs alternative investment techniques — such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

■	We have over 300 investment professionals covering multiple sectors of the global fixed income market who are focused on finding investment ideas for our portfolio.

■	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

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PORTFOLIO RESULTS

Goldman Sachs Fixed Income Macro Strategies Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Fixed Income Macro Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.57%, -0.91%, -0.34%, -0.45% and -0.68%, respectively. These returns compare to the 0.30% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	During the second quarter of 2016 when the Reporting Period began, spread, or non-government bond, sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish implies higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs were added, exceeding market expectations and countering a disappointing second quarter 2016 gross domestic product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the

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PORTFOLIO RESULTS

U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve indicates a spectrum of maturities.) During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries by a double-digit margin, followed at some distance by sovereign emerging markets debt and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, mortgage-backed securities and asset-backed securities also outperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields on maturities of less than four years rose and yields on maturities of four years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 17 basis points to end the Reporting Period at 1.59%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks long-term absolute return through the implementation of relative value, long/short, absolute return, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. Relative value strategy means to simultaneously take long and short positions within an investment portfolio. A long/short strategy seeks to produce returns with risk and volatility that are uncorrelated with general global market risk and volatility by simultaneously taking long and short exposures in approximately equal amounts. Absolute return is the return of an investment and is not relative to a benchmark. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. The Fund may also employ a macro hedge to seek to mitigate the risk of market movements (either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities, or to gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Sector Allocation; Government and Swaps; Liquid Mortgages; and Emerging Markets Debt.

Derivatives are used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the Fund underperformed the Index largely because of its Commodities and Fundamental Currency strategies. Within the Commodities strategy, the Fund’s losses were driven by its short positions in grains, natural gas and crude oil as well as by its long position in corn versus its short position in soybeans. The Commodities strategy uses a blend of commodity futures and options. Within the Fundamental Currency strategy, the Fund was hurt by its short positions in Asian currencies, including the South Korean won and the New Taiwan dollar, and by its long position in the Mexican peso. The Fundamental Currency strategy employs a mix of non-deliverable currency forwards, forward foreign currency exchange contracts and/or currency options.

Conversely, the Fund benefited during the Reporting Period from its Emerging Markets Debt strategy. More specifically, long positions in Brazilian and Colombian local debt added to results. Performance was primarily driven by the appreciation of the Brazilian real and the Colombian peso, respectively, versus the U.S. dollar. Other notable contributors were the Fund’s short positions in Turkish and Malaysian local debt and its long positions in Argentinian, Russian and Mexican local debt. The Fund was also helped by its short position in Lebanese external debt and its long position in Zambian external debt. The Emerging Markets Debt strategy is implemented using cross currency swaps. Within the Liquid Mortgages strategy, security selection and relative value positions in the coupon stack (i.e., across securities with different coupons) added to results. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries during the Reporting Period, benefiting from low volatility and demand from both foreign investors and U.S. commercial banks looking for yield. The Liquid Mortgages strategy is implemented via agency securities, which may include mortgage-backed securities forward agreements (known as “TBAs”) as well as interest only and principal only strips.

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PORTFOLIO RESULTS

(Strips are a type of security for which the holder is only entitled to receive regular cash flows derived from incoming interest payments or principal repayments on an underlying loan pool.) Within the Government and Swaps strategy, the Fund benefited from its short position in crude oil versus its long positions in Treasury inflation protected securities (“TIPS”). The Fund also saw gains from its long positions in inflation-linked securities in the U.S., Europe and Japan. In addition, the Fund’s steepening position on the U.S. Treasury yield curve added to results. Curve steepening positions were implemented through interest rate swaps. The Fund’s swap positions, particularly in the U.S. and U.K., allowed it to profit from wider spreads (yield differentials) between swaps and sovereign government bonds. The Government and Swaps strategy is actively implemented via interest rate swaps and/ or futures.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, options on futures, credit default swaps, equity index futures and options, non-deliverable forwards, forward foreign currency exchange contracts, currency options and cross currency swaps. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to express our views on the direction of interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Options on futures were used within the Government/Swaps strategy to allow the Fund the right to enter into futures contracts. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures and options were used as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts and currency options within the Fundamental Currency strategy to take long or short positions. Within the Emerging Markets Debt Strategy, the Fund employed cross currency swaps to express relative views on given currencies as well as our views on the direction of a country’s interest rates. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Within the Liquid Mortgages strategy, the Fund used TBAs in addition to interest only and principal only strips. During the Reporting Period, the use of derivatives and similar instruments had a negative impact on the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Within the Sector Allocation strategy, we reduced the Fund’s overweight in corporate credit during May 2016 based on what we viewed as meaningful rallies since February 2016, lower risk premiums due to reduced market concerns about global risk factors, and seasonal factors, which tend to be less supportive in the months of May and June. In July 2016, we shifted the Fund to an underweight position in corporate credit partly because we expected an uptick in volatility around the U.K.’s Brexit preparations and the November 2016 U.S. elections and partly because we felt corporate fundamentals were showing some signs of deterioration amid what we considered to be the later stage of the U.S. credit cycle. Within the Country Relative Value strategy, we removed the Fund’s short position in Japanese interest rates during September 2016, as we believed the rise in Japanese yields had lost momentum. Within the Fund’s macro hedge, we added exposure to volatility through a long position in S&P 500® Index puts. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.)

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, within the Tactical Duration strategy, the Fund held a short duration position on the U.S. Treasury yield curve. In the Country Relative Value strategy, the Fund had a long position in U.S. interest rates versus a short position in U.K. interest rates and a short position in U.S. interest rates versus a long position in Canadian interest rates. In the Fundamental Currency strategy, the Fund had a short position in the New Zealand dollar relative to the U.S. dollar. It also had long positions in the Brazilian real, Russian ruble and Indonesian rupiah. In the Fund’s Commodities strategy, it had short positions in natural gas and crude oil. It had long positions in zinc and nickel versus short positions in aluminum and copper. The Fund also had a short position in corn versus a long

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PORTFOLIO RESULTS

position in soybeans. Within the Government and Swaps strategy, the Fund held relative value positions on the U.S., U.K., European and Japanese government bond yield curves. The Fund also held a long position in U.S. inflation-linked securities. Within the Emerging Markets Debt strategy, the Fund had long positions in Mexican, Polish and Brazilian local debt and a short position in Malaysian local debt. It also held a long position in Venezuelan external bonds. At the end of the Reporting Period, within the macro hedge, the Fund maintained a short position in S&P 500® Index futures. The Fund also continued to have exposure to volatility through a long position in S&P 500® Index puts.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected the economic growth outlook for the U.S., Japan and China to improve. In the U.S., a strong labor market appeared to be supporting consumption, and a slower pace of monetary policy normalization should, in our view, prevent a sharp tightening of financial conditions. We also believed that positive developments in the manufacturing sector, arising from a decline in inventories as well as a boost in consumer spending due to a strengthening labor market, may further support U.S. economic growth for the rest of 2016. Despite “prudence in the removal of policy accommodation,” as described by Fed Governor Lael Brainard before the September 2016 policy meeting, we expect the Fed to raise short term rates later in 2016.

In Europe, we expect the ECB to extend its quantitative easing program beyond March 2017, when it is currently scheduled to end, to address a weak economic growth and inflation outlook. We believe Eurozone inflation will likely continue to be disappointing and that economic growth may slow in 2017. While the U.K. appears to have avoided the worst immediate near-term Brexit scenario, we expect additional easing from the BoE in the coming months. Political uncertainty arising from negotiations on issues such as immigration and access to the European Union’s single market are likely, in our view, to provide challenges for the U.K.’s economic outlook, and thus we anticipate weak economic growth in the U.K. during 2017.

In Japan, we believe the continuation and expansion of the BoJ’s accommodative monetary policy means economic growth could potentially surprise to the upside, though we believe Abenomics is running out of ammunition. (Abenomics is the nickname for the multi-pronged economic program of Japanese prime minister Shinz¯o Abe.) In China, the government’s rapid fiscal policy response to the economic slowdown earlier in 2016 suggests to us that the country’s positive growth impulses are likely to continue in the near term.

In the months ahead, political uncertainty has the potential to increase market volatility. These uncertainties include the November 2016 U.S. elections, the December 2016 Italian referendum on constitutional reform and 2017 elections in Germany and France.

Against this backdrop, we believe security selection and the Fund’s relative value strategy offer the most opportunity in the near term. Given what we consider to be growing downside risks, the Fund is likely to remain underweight both government and corporate bonds. We continue to think the corporate sector is in the late phase of the credit cycle, which is typically characterized by increased leverage, volatile credit spreads (yield differentials with U.S. Treasuries) and lower potential total returns compared to earlier phases of the credit cycle. Meanwhile, we believe the U.S. housing market remains in an expansionary phase, and at the end of the Reporting Period, we had a positive view on residential mortgage-backed securities, particularly legacy non-agency mortgage-backed securities (in general, those issued before the 2008-2009 financial crisis), which offer exposure to improving consumer balance sheets, labor market gains and rising wages.

Going forward, we continue to emphasize relative value strategies in the Fund as we seek to profit from dislocations that may be generated during the volatility spikes we expect to see in the near to medium term.

Index Definition

The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

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FUND BASICS

Fixed Income Macro Strategies Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016–September 30, 2016	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class A	-0.57%	0.30%
Class C	-0.91	0.30
Institutional	-0.34	0.30
Class IR	-0.45	0.30
Class R	-0.68	0.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	-3.66%	-3.66%	12/16/13
Class C	-1.68	-2.72	12/16/13
Institutional	0.37	-2.06	12/16/13
Class IR	0.29	-2.23	12/16/13
Class R	-0.11	-2.47	12/16/13

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	3.28%
Class C	2.48	4.03
Institutional	1.45	2.94
Class IR	1.48	3.03
Class R	1.98	3.53

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5] (%)
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

7

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs’ Long Short

Credit Strategies Fund Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

■	The Fund is not limited by the traditional constraints of a benchmark strategy.

■	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

■	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

■	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

■	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

■	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

■	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Liberty Harbor Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.92%, 2.53%, 3.09%, 3.05% and 2.79%, respectively. These returns compare to the 0.30% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”), during the same time period.

Because the composition of the BofA/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the BofA/ Merrill Lynch Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	During the Reporting Period, relatively steady commodity prices, supportive Federal Reserve (“Fed”) policy, rather stable U.S. economic data and moderate to low global economic growth led to gains across much of the corporate credit market.

Although U.S. economic growth slowed marginally during the Reporting Period, the U.S. economy provided a generally favorable backdrop for U.S. corporate credit. There was a short bout of volatility during late June 2016 related to the unexpected U.K. referendum vote to leave the European Union, popularly known as Brexit. But both U.S. equity and credit markets quickly rebounded. In our view, the rally seen during the Reporting Period was largely driven by technicals, or supply/demand factors, as fundamentals remained mostly unchanged. For example, as global investors continued to search for yield in the low interest rate environment that has dominated for some time, there were inflows across credit. High yield mutual funds experienced inflows year-to-date through September 30, 2016 of more than $6.0 billion. It appears to us that such inflows were primarily driven by global investors searching for yield, further fueled by declining sovereign yields globally.

During the Reporting Period, the Fed took an accommodative, supportive approach toward interest rate hikes. Both the June 2016 and September 2016 potential U.S. interest rate hikes came and went without being implemented, driven by a sluggish May 2016 non-farm U.S. payrolls report and disappointing economic data in early September 2016, respectively. There was a persistent focus on global rates, as low and even negative rates abroad affected global long-term bond yields. Global central bank policy echoed the U.S.’s dovish, or measured, approach, as both the European Central Bank and the Bank of Japan decided not to make any meaningful rate policy change during the third quarter of 2016. We also saw some stabilizing of global economic growth during the Reporting Period, as China’s stimulus-induced plans mitigated fears of a global economic growth slowdown and a currency devaluation.

Further supporting the corporate credit market during the Reporting Period was the fact that commodities remained at weakened levels but rather consistent prices and some marginal price increases led to improved consumer and investor sentiment. At the same time, headline inflation remained subdued during the Reporting Period. (Headline inflation is the raw inflation figure as reported through the Consumer Price Index (“CPI”) that is released monthly by the Bureau of Labor Statistics.)

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PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s positive performance during the Reporting Period was broad-based, attributable to long positioning in consumer cyclicals, communications and capital goods credits. The largest individual contributors during the Reporting Period included long positions in Bombardier, Windstream Services and APX Group.

Within the Fund’s long positioning, there were no sectors that materially detracted from performance. That said, the three largest individual detractors during the Reporting Period were the Fund’s positions in Concordia International, Prairie Provident Resources and NRG Energy. The Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, detracted from its results during the Reporting Period. The Fund’s interest rate swaps, which are used to hedge duration, also modestly detracted from performance.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly rallied during the Reporting Period, driven largely, in our view, by technicals, while fundamentals remained unchanged. U.S. high yield corporate bonds were one of the strongest performers during the Reporting Period, as spreads, or yield differentials to U.S. Treasuries, narrowed to near historic average levels. Gains were broad-based across virtually all segments of the corporate credit sector. As such, our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. However, the Fund does implement interest rate swaps, which serve as a hedge to select long positions. The Fund’s interest rate swap positions modestly detracted from performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which modestly detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps modestly detracted from Fund performance during the Reporting Period. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. This had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential. We believe the telecommunications sector was particularly attractive, as it provided the best risk-reward adjusted yields, in our view. We maintained the Fund’s exposure to communications credits, seeking to identify companies with what we consider to be strong balance sheets and attractive free cash flow generation.

We also saw increasingly greater investment opportunities in secured high yield, as there were what we considered to be attractive new issuances in the market. Secured high yield generally provides for enhanced protection and often more attractive terms, in our view, given its position in the capital structure. We further believe secured high yield may often provide a better risk-adjusted reward during volatile economic times. (Secured high yield are high yield bonds collateralized by an asset.)

We believe the tightening of energy credit spreads was outpacing the physical commodity price. We thus continued

10

PORTFOLIO RESULTS

to be cautious on energy credit, maintaining limited exposure in the Fund.

One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	How was the Fund positioned at the end of September 2016?

A	As of September 30, 2016, approximately 50% of the Fund’s total net assets was invested in unsecured debt obligations, 30% in secured debt obligations, 9% in bank loans, 7% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 19% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -26% in a credit default swap high yield index. The Fund had a total of 120 holdings from 93 issuers at September 30, 2016, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Numericable, HCA Holdings and First Data.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we still believed we were likely nearing the mid- to late stages of the credit cycle and thus took a cautious stance. Also, given the gains seen in 2016 year-to-date through September 30, 2016, we intend to closely monitor liquidity as we head into the fourth quarter of 2016.

Although we saw a bout of volatility at the end of June 2016 with the unexpected Brexit vote, we believe the full market impact of Brexit has not yet been experienced. The actual policy changes may well take months or even years to iron out and will, in our view, affect the corporate credit markets longer term. The U.K. vote may also cause a ripple effect to other countries who may want to explore an exit from the European Union. We remain watchful of any further impacts and consequences of the Brexit vote. Given this view, during the Reporting Period, we actively reduced the Fund’s positioning in select investments that had revenue exposure to countries in Europe that may be particularly affected by Brexit.

We believe we may also see heightened volatility going forward fueled by potential interest rate hikes, inflation and the U.S. presidential election as we head into the fourth quarter of 2016. We remain focused on these factors and others that may potentially impact the markets.

Given this view, we believe a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. Due to this technicals dynamic, we believe credit markets remain fragile, and we are focused on corporate earnings. We believe technical dislocations may lead to greater dispersion, or differentiation, in credits. While we continued to see value in the credit markets at the end of the Reporting Period, we believe that security selection and a focus on fundamentals will be increasingly important going forward. Further, we believe the Fund’s ability to be flexible across the corporate credit spectrum — high yield, loans, bank loans and investment grade credit — enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise.

11

FUND BASICS

Long Short Credit Strategies Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.92%	0.30%	3.00%	2.90%
Class C	2.53	0.30	2.36	2.26
Institutional	3.09	0.30	3.46	3.35
Class IR	3.05	0.30	3.36	3.26
Class R	2.79	0.30	2.86	2.75

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	0.81%	N/A	-1.67%	4/30/14
Class C	2.90	N/A	-0.86	4/30/14
Institutional[5]	4.96	4.55%	5.68	6/15/09
Class IR	4.97	N/A	0.14	4/30/14
Class R	4.45	N/A	-0.35	4/30/14

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (“the Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

13

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.59%
Class C	2.22	2.34
Institutional Shares	1.13	1.25
Class IR	1.22	1.34
Class R	1.72	1.85

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of September 30, 2016	Percentage of Net Assets
Health Care – Services	12.1%
Media – Cable	8.8
Automotive	8.4
Consumer Cyclical Services	6.6
Media – Non Cable	6.2
Telecommunications – Wireless	4.0
Airlines	3.7
Packaging	2.7
Aerospace & Defense	2.6
Brokerage	2.4

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 6.8%
	Argentinian Peso – 0.6%
	Republic of Argentina
ARS	330,000	27.669	%(a)	03/28/17	$21,481
	1,710,000	27.919	(a)	10/09/17	112,545
	600,000	22.750		03/05/18	39,889
	2,660,000	0.000	(b)	10/03/21	173,183

					347,098

	Brazilian Real – 2.8%
	Brazil Letras do Tesouro Nacional(b)
BRL	3,103,000	0.000		01/01/17	923,470
	Brazil Notas do Tesouro Nacional
	255,000	10.000		01/01/17	77,655
	2,231,913	6.000		08/15/50	707,154

					1,708,279

	Dominican Peso – 0.2%
	Dominican Republic
DOP	6,700,000	11.375		07/06/29	146,468

	Hungarian Forint – 0.1%
	Hungary Government Bond
HUF	15,280,000	3.250		10/22/31	56,199

	Malaysian Ringgit – 0.3%
	Malaysia Government Bond
MYR	660,000	4.245		09/30/30	163,104

	Mexican Peso – 0.1%
	United Mexican States
MXN	1,301,800	5.750		03/05/26	65,819
	178,600	7.750		11/23/34	10,471

					76,290

	Polish Zloty – 1.9%
	Poland Government Bond
PLN	4,740,000	1.750		07/25/21	1,207,294

	United States Dollar – 0.8%
	Republic of Venezuela
	$790,000	7.750		10/13/19	487,825

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $3,803,964)				$4,192,557

	Mortgage-Backed Obligations – 19.9%
	Collateralized Mortgage Obligations – 10.1%
	Interest Only(c) – 1.7%
	FHLMC STRIPS Series 304, Class C45
	$490,146	3.000%		12/15/27	$41,500
	FNMA REMIC Series 2015-34, Class LS(a)
	843,815	5.575		06/25/45	168,045
	GNMA REMIC Series 2013-183, Class NI
	926,038	4.500		10/20/42	93,195
	GNMA REMIC Series 2014-133, Class NI
	652,229	5.000		09/20/44	112,532
	GNMA REMIC Series 2015-129, Class IC
	1,103,610	4.500		09/16/45	159,503

	Mortgage-Backed Obligations – (continued)
	Interest Only(c) – (continued)
	GNMA REMIC Series 2015-14, Class IO
	$1,221,544	5.000%		10/20/44	$211,834
	GNMA REMIC Series 2015-63, Class IY
	1,039,210	4.000		05/20/45	142,173
	GNMA REMIC Series 2015-95, Class GI
	768,116	4.500		07/16/45	153,487

					1,082,269

	Inverse Floaters(a) – 8.4%
	FHLMC REMIC Series 3852, Class SW
	896,790	5.476		05/15/41	145,015
	FHLMC REMIC Series 4314, Class SE
	1,753,111	5.526		03/15/44	297,060
	FHLMC REMIC Series 4372, Class SH
	1,688,258	5.576		08/15/44	285,680
	FHLMC REMIC Series 4431, Class ST
	855,196	5.576		01/15/45	188,141
	FHLMC REMIC Series 4583, Class ST
	961,342	5.476		05/15/46	190,220
	FNMA REMIC Series 2013-121, Class SA
	1,032,960	5.575		12/25/43	191,775
	FNMA REMIC Series 2013-96, Class SW
	492,202	5.575		09/25/43	89,905
	FNMA REMIC Series 2014-19, Class MS
	454,808	6.075		11/25/39	58,345
	FNMA REMIC Series 2014-74, Class SC
	1,832,118	5.575		11/25/44	313,263
	FNMA REMIC Series 2015-20, Class ES
	862,001	5.625		04/25/45	193,254
	FNMA REMIC Series 2015-22, Class DS
	874,753	5.675		04/25/45	189,207
	FNMA REMIC Series 2015-79, Class SA
	765,823	5.725		11/25/45	135,085
	FNMA REMIC Series 2015-82, Class MS
	1,055,238	5.175		11/25/45	185,819
	FNMA REMIC Series 2015-86, Class BS
	404,655	5.175		11/25/45	70,353
	GNMA REMIC Series 2010-1, Class SD
	110,313	5.258		01/20/40	18,471
	GNMA REMIC Series 2010-20, Class SE
	1,581,837	5.718		02/20/40	266,099
	GNMA REMIC Series 2010-31, Class SA
	733,654	5.218		03/20/40	112,584
	GNMA REMIC Series 2010-37, Class SG
	506,334	5.168		03/20/40	77,655
	GNMA REMIC Series 2010-68, Class SD
	844,130	6.048		06/20/40	153,124
	GNMA REMIC Series 2010-85, Class SN
	416,231	5.408		07/20/40	77,712
	GNMA REMIC Series 2010-90, Class ES
	267,729	5.418		07/20/40	42,536
	GNMA REMIC Series 2013-113, Class SA
	451,918	6.168		08/20/43	83,659
	GNMA REMIC Series 2013-134, Class DS
	245,743	5.568		09/20/43	40,997

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2013-91, Class SP
$764,700	5.768%	01/20/42	$76,900
GNMA REMIC Series 2014-133, Class BS
568,387	5.068	09/20/44	84,322
GNMA REMIC Series 2014-41, Class SA
284,690	5.568	03/20/44	50,029
GNMA REMIC Series 2015-110, Class MS
1,281,418	5.178	08/20/45	181,984
GNMA REMIC Series 2015-111, Class SM
754,443	5.668	08/20/45	120,618
GNMA REMIC Series 2015-112, Class SB
732,239	5.208	08/20/45	104,703
GNMA REMIC Series 2015-123, Class SE
736,307	5.188	09/20/45	104,159
GNMA REMIC Series 2015-126, Class HS
1,486,747	5.668	09/20/45	228,495
GNMA REMIC Series 2015-141, Class HS
337,981	5.668	10/20/45	51,944
GNMA REMIC Series 2015-142, Class SA
918,377	5.188	10/20/45	130,511
GNMA REMIC Series 2015-168, Class SD
385,633	5.668	11/20/45	61,387
GNMA REMIC Series 2015-64, Class SG
1,755,993	5.068	05/20/45	312,717
GNMA REMIC Series 2016-6, Class S
817,125	5.118	01/20/46	122,218
GNMA REMIC Series 2016-6, Class SB
843,232	5.118	01/20/46	137,073

			5,173,019

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,255,288

Commercial Mortgage-Backed Securities – 3.1%
Sequential Fixed Rate – 3.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
$1,800,000	2.811%	01/25/25	$1,912,856

Federal Agencies(d) – 6.7%
FNMA – 6.7%
4,000,000	3.000	TBA-30yr	4,149,062

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $12,187,316)			$12,317,206

Agency Debenture(b) – 8.1%
FHLB Discount Notes
$5,000,000	0.000%	12/09/16	$4,997,580
(Cost $4,995,208)

Asset-Backed Securities(a)(e) – 0.8%
Collateralized Loan Obligations – 0.8%
ACIS CLO Ltd. Series 2014-4A, Class C
$500,000	3.187%	05/01/26	$473,496

TOTAL ASSET-BACKED SECURITIES
(Cost $473,000)			$473,496

Corporate Obligations – 0.3%
Energy – 0.3%
Petroleos de Venezuela SA
$350,000	6.000%	05/16/24	$147,000
20,000	6.000	11/15/26	8,398
40,000	5.375	04/12/27	16,652

TOTAL CORPORATE OBLIGATIONS
(Cost $159,741)			$172,050

U.S. Treasury Obligations – 42.8%
United States Treasury Bill(b)
$12,500,000	0.000%	10/06/16	$12,499,888
United States Treasury Bond
600,000	3.750	11/15/43	781,566
United States Treasury Inflation Protected Securities
348,351	2.625	07/15/17	359,237
2,362,238	0.125	04/15/19	2,403,955
1,130,437	0.125	04/15/20	1,153,046
1,114,894	0.125	07/15/24	1,131,617
1,978,919	0.375	07/15/25	2,044,163
224,182	2.500	01/15/29	284,675
United States Treasury Strip Coupon(b)
1,000,000	0.000	05/15/35	660,250
2,600,000	0.000	11/15/35	1,692,678
1,300,000	0.000	05/15/36	834,587
4,100,000	0.000	08/15/36	2,611,003

TOTAL U.S. TREASURY OBLIGATIONS			$26,456,665
(Cost $26,515,323)

Notional Amount	Exercise Price	Expiration Date	Value

Option Contracts Purchased – 1.0%
Currency Options – 0.1%
Bank of America Securities LLC
Put USD 1,041,666
Call BRL 3,229,163	$3.100	10/13/16	$353
Bank of America Securities LLC
Put USD 1,240,000
Call MXN 23,436,000	18.900	11/17/16	21,566

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Notional Amount	Exercise Price		Expiration Date	Value

Option Contracts Purchased – (continued)
Currency Options – (continued)
BNP Paribas SA
Call USD 999,000
Put TWD 31,968,000		$32.000	11/10/16	$3,043
BNP Paribas SA
Put USD 989,000
Call INR 66,757,500		67.500	12/01/16	12,759
BNP Paribas SA
Call USD 987,000
Put TWD 32,077,500		32.500	12/15/16	3,078
Citibank NA
Call USD 1,230,000
Put CAD 1,660,500		1.350	12/02/16	8,496
HSBC Bank PLC
Put USD 1,000,000
Call BRL 3,200,000		3.200	10/28/16	8,164
HSBC Bank PLC
Put USD 1,227,000
Call MXN 23,190,300		18.900	11/15/16	21,113
HSBC Bank PLC
Put USD 1,000,000
Call INR 67,250,000		67.250	11/17/16	10,565
JPMorgan Securities, Inc.
Put EUR 517,860
Call SEK 4,919,670	EUR	9.500	10/07/16	66
Royal Bank of Scotland PLC
Put EUR 842,000
Call SEK 7,999,000		9.500	10/03/16	—
UBS AG (London)
Put EUR 561,000
Call SEK 5,217,300		9.300	10/03/16	—
UBS AG (London)
Call EUR 561,000
Put SEK 5,441,700		9.700	10/03/16	33

Contracts	Exercise Price		Expiration Date	Value

Options on Futures – 0.3%
Credit Suisse International (London) Call – Eurodollar
252		$99.375	12/19/16	$3,150
Goldman Sachs & Co. Put – Eurodollar
130		99.000	12/19/16	9,750
Morgan Stanley Capital Services, Inc. Call – Eurodollar
191		99.000	12/19/16	52,525
Morgan Stanley Capital Services, Inc. Call – Eurodollar
126		99.125	01/13/17	14,175
Morgan Stanley Capital Services, Inc. Call – Eurodollar
126		99.375	01/13/17	1,575
Morgan Stanley Capital Services, Inc. Call – S&P 500 E-Mini Index
22		2,145.000	03/17/17	89,650

Interest Rate Swaptions – 0.6%
Bank of America Securities LLC Call – OTC – 1 year Interest Rate Swap
4,200,000		1.600	05/02/17	17,407

Notional Amount	Exercise Rate	Expiration Date	Value

Option Contracts Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put – OTC – 1 year Interest Rate Swap
124,990,000	0.050%	12/07/16	$4,345
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap
2,100,000	0.638	11/10/16	6,059
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap
2,100,000	1.138	11/10/16	50,074
JPMorgan Securities, Inc. Put – OTC – 1 year Interest Rate Swap
232,840,000	0.075	01/11/17	2,034
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	263
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	50
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	130
Morgan Stanley Capital Services, Inc. Call – OTC – 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	586
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	53,068
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	69,059
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	64,970
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	85,877
Morgan Stanley Capital Services, Inc. Put – OTC – 1 year Interest Rate Swap
536,950,000	0.060	12/07/16	2,921

TOTAL OPTION CONTRACTS PURCHASED
(Cost $1,018,592)			$616,904

Shares	Distribution Rate	Value

Investment Company(a)(f) – 40.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
24,938,307	0.290%	$24,938,307
(Cost $24,938,307)

TOTAL INVESTMENTS – 120.1%
(Cost $74,091,451)		$74,164,765

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.1)%		(12,428,201)

NET ASSETS – 100.0%		$61,736,564

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $4,149,062 which represents approximately 6.7% of net assets as of September 30, 2016.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $473,496, which represents approximately 0.8% of net assets as of September 30, 2016.
(f)	Represents an affiliated fund.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—MIBOR - Mumbai Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
SHIBOR	—Shanghai Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
UK-RPI	—United Kingdom Retail Price Index
WIBOR	—Warsaw Interbank Offered Rate

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	ARS	1,810,400	USD	113,969	$116,593	10/21/16	$2,624
	AUD	603,000	NZD	624,663	460,644	12/21/16	7,239
	AUD	2,495,764	USD	1,867,185	1,906,561	12/21/16	39,376
	BRL	3,001,498	USD	914,227	921,811	10/04/16	7,583
	BRL	831,272	USD	252,000	253,140	11/03/16	1,140
	CAD	408,853	USD	309,960	311,782	12/02/16	1,822
	CAD	1,090,668	USD	828,808	831,837	12/21/16	3,029
	CHF	115,000	USD	118,461	118,569	10/27/16	107
	CHF	150,281	USD	155,000	155,486	12/21/16	486
	CNH	12,279,954	USD	1,827,786	1,838,726	10/11/16	10,940
	CNH	7,278,098	USD	1,081,000	1,085,125	12/21/16	4,125
	COP	182,063,000	USD	62,000	62,762	10/31/16	762
	CZK	14,895,375	EUR	552,717	630,508	06/21/17	1,905
	CZK	2,013,000	USD	83,222	83,775	10/27/16	552
	EUR	138,000	CHF	149,952	155,624	12/21/16	479
	EUR	26,962	CZK	720,748	30,664	06/21/17	155
	EUR	138,202	PLN	595,367	155,851	12/21/16	392
	EUR	138,000	USD	155,604	155,624	12/21/16	20
	GBP	153,242	EUR	176,089	198,975	12/21/16	398
	HUF	43,183,311	EUR	139,000	157,594	12/21/16	842
	HUF	119,320,000	USD	432,021	435,174	10/07/16	3,152
	IDR	10,066,666,452	USD	753,888	770,952	10/27/16	17,065
	IDR	2,713,741,860	USD	204,965	207,542	11/08/16	2,577
	IDR	5,326,679,470	USD	402,317	407,270	11/10/16	4,952
	INR	31,155,684	USD	463,112	466,140	10/26/16	3,029
	INR	10,390,395	USD	154,000	155,436	10/27/16	1,436
	INR	10,335,679	USD	154,000	154,481	11/03/16	481
	INR	16,587,731	USD	246,000	246,713	12/05/16	713
	JPY	165,856,992	USD	1,623,408	1,635,977	10/06/16	12,571
	JPY	95,106,527	USD	936,884	941,425	12/21/16	4,541
	KRW	412,891,890	USD	370,000	374,818	10/04/16	4,818
	KRW	171,420,788	USD	154,000	155,575	10/19/16	1,575
	KRW	345,010,820	USD	308,000	313,116	10/20/16	5,116
	KRW	69,424,458	USD	62,577	63,003	10/26/16	427
	KRW	171,643,125	USD	155,000	155,766	10/28/16	766
	MYR	1,150,082	USD	277,449	278,327	11/18/16	878
	NOK	6,601,647	EUR	709,749	825,954	12/21/16	25,563
	NOK	1,081,000	USD	131,071	135,234	11/09/16	4,163
	NZD	212,643	AUD	201,000	154,344	12/21/16	797
	NZD	736,283	USD	532,443	535,085	11/17/16	2,642
	NZD	708,672	USD	512,073	514,382	12/21/16	2,309
	PEN	510,972	USD	150,454	150,846	10/12/16	392
	PLN	3,333,324	EUR	764,281	870,376	12/21/16	8,492
	PLN	594,000	HUF	42,302,940	155,102	12/21/16	721
	PLN	466,000	USD	120,683	121,786	10/27/16	1,104
	PLN	6,627,137	USD	1,712,668	1,730,437	12/21/16	17,769
	RUB	9,926,609	USD	154,000	157,648	10/11/16	3,648
	RUB	36,163,861	USD	550,607	572,907	10/21/16	22,300
	RUB	22,540,329	USD	345,899	356,554	10/27/16	10,654

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	RUB	15,907,748	USD	242,173	$250,365	11/17/16	$8,192
	RUB	69,720,000	USD	996,000	1,071,852	02/27/17	75,852
	RUB	71,009,820	USD	1,031,595	1,071,790	05/26/17	40,195
	TWD	4,660,246	USD	148,503	148,963	10/07/16	461
	TWD	4,660,246	USD	148,818	149,136	10/21/16	318
	TWD	4,882,823	USD	154,000	156,298	10/24/16	2,298
	USD	464,994	AUD	608,208	464,971	11/18/16	23
	USD	1,390,590	BRL	4,495,741	1,380,717	10/04/16	9,874
	USD	154,000	BRL	500,589	152,440	11/03/16	1,560
	USD	1,077,254	CAD	1,386,000	1,056,662	10/26/16	20,592
	USD	1,573,307	CAD	2,054,185	1,566,697	12/21/16	6,610
	USD	155,000	CHF	148,950	154,109	12/21/16	891
	USD	3,733,290	EUR	3,311,460	3,726,923	11/10/16	6,367
	USD	285,254	EUR	252,881	285,176	12/21/16	78
	USD	5,087,321	GBP	3,817,106	4,951,973	11/16/16	135,348
	USD	1,015,104	GBP	766,773	995,611	12/21/16	19,493
	USD	28,454	HKD	220,538	28,447	11/17/16	7
	USD	28,726	HUF	7,863,053	28,677	10/07/16	49
	USD	154,000	IDR	1,997,309,160	152,910	10/31/16	1,090
	USD	310,000	JPY	31,133,749	308,181	12/21/16	1,819
	USD	921,311	KRW	1,005,427,050	912,479	10/20/16	8,832
	USD	454,726	MXN	8,319,000	428,380	10/13/16	26,346
	USD	154,000	MXN	2,847,674	145,527	12/21/16	8,473
	USD	164,526	MYR	677,190	163,926	11/09/16	600
	USD	1,753,910	NZD	2,410,636	1,749,731	12/21/16	4,179
	USD	1,255,291	SEK	10,686,115	1,248,123	11/09/16	7,168
	USD	1,273,753	SGD	1,733,187	1,271,345	12/21/16	2,408
	USD	36,658	TRY	109,000	36,262	10/07/16	397
	USD	785,278	TRY	2,377,586	779,345	12/21/16	5,933
	USD	330,934	TWD	10,249,674	328,089	10/24/16	2,844
	USD	478,307	ZAR	6,454,855	469,768	10/07/16	8,538
	USD	155,000	ZAR	2,143,934	153,737	12/21/16	1,262
	ZAR	682,222	USD	48,015	49,651	10/07/16	1,635
	ZAR	11,702,877	USD	809,366	839,188	12/21/16	29,819
TOTAL							$688,178

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	ARS	2,377,180	USD	154,012	$153,808	10/12/16	$(204)
	ARS	6,251,055	USD	406,536	404,245	10/13/16	(2,290)
	ARS	4,009,945	USD	261,787	259,183	10/14/16	(2,604)
	ARS	1,630,827	USD	106,277	105,191	10/18/16	(1,086)
	ARS	2,300,550	USD	149,144	147,703	10/27/16	(1,441)
	ARS	892,608	USD	57,625	57,279	10/28/16	(346)
	ARS	1,575,575	USD	101,650	99,881	11/21/16	(1,769)
	ARS	1,358,433	USD	87,079	86,070	11/22/16	(1,009)
	ARS	1,091,511	USD	69,812	68,903	11/29/16	(909)
	ARS	1,754,751	USD	111,767	110,102	12/12/16	(1,665)
	AUD	906,224	USD	692,836	692,803	11/18/16	(34)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	BRL	1,494,242	USD	463,719	$458,906	10/04/16	$(4,813)
	BRL	4,449,361	USD	1,361,714	1,354,922	11/03/16	(6,792)
	CAD	1,480,737	USD	1,150,887	1,128,887	10/26/16	(22,000)
	CAD	891,092	USD	683,801	679,623	12/21/16	(4,178)
	CHF	150,278	EUR	138,000	155,483	12/21/16	(141)
	CNH	2,064,854	USD	308,000	307,859	12/21/16	(141)
	CNH	732,678	USD	109,368	109,006	02/03/17	(362)
	COP	244,947,934	USD	84,475	84,399	11/03/16	(76)
	COP	252,422,670	USD	87,000	86,960	11/04/16	(40)
	CZK	3,701,740	EUR	137,970	156,691	06/21/17	(221)
	EUR	137,000	JPY	15,670,909	154,496	12/21/16	(625)
	EUR	972,328	NOK	8,888,367	1,096,502	12/21/16	(15,549)
	EUR	138,000	PLN	596,220	155,624	12/21/16	(58)
	EUR	3,355,043	USD	3,782,382	3,775,975	11/10/16	(6,407)
	EUR	1,242,118	USD	1,400,968	1,400,747	12/21/16	(222)
	GBP	469,642	EUR	547,997	609,801	12/21/16	(8,179)
	GBP	3,865,593	USD	5,151,941	5,014,875	11/16/16	(137,068)
	GBP	393,867	USD	514,280	511,414	12/21/16	(2,866)
	HKD	239,000	USD	30,836	30,828	11/17/16	(8)
	JPY	48,635,937	USD	486,073	479,734	10/06/16	(6,338)
	JPY	88,327,428	USD	879,173	874,320	12/21/16	(4,853)
	MXN	6,833,039	USD	373,502	351,862	10/13/16	(21,641)
	MXN	63,837,231	USD	3,342,358	3,262,331	12/21/16	(80,027)
	MYR	1,150,082	USD	284,568	278,686	10/07/16	(5,882)
	MYR	1,104,240	USD	275,083	267,470	10/19/16	(7,614)
	MYR	2,007,515	USD	497,204	486,245	10/20/16	(10,959)
	MYR	1,443,266	USD	353,456	349,494	10/27/16	(3,961)
	MYR	2,082,815	USD	509,393	504,183	11/09/16	(5,210)
	NZD	212,391	AUD	202,000	154,161	12/21/16	(150)
	NZD	421,000	USD	307,090	305,578	12/21/16	(1,512)
	PEN	520,537	USD	154,000	153,670	10/12/16	(330)
	PHP	14,562,873	USD	304,106	301,323	10/17/16	(2,783)
	PHP	14,411,312	USD	304,325	297,973	10/27/16	(6,353)
	PHP	14,259,907	USD	297,298	294,377	11/18/16	(2,921)
	PLN	1,182,351	EUR	274,000	308,728	12/21/16	(263)
	SEK	57,958,498	EUR	6,077,924	6,784,851	12/21/16	(69,276)
	SEK	2,637,584	NOK	2,515,000	308,766	12/21/16	(5,893)
	SEK	10,803,000	USD	1,270,947	1,261,775	11/09/16	(9,173)
	SGD	1,049,806	USD	772,000	770,064	12/21/16	(1,936)
	TRY	10,613,000	USD	3,560,931	3,530,688	10/07/16	(30,244)
	TRY	1,398,517	USD	464,000	458,418	12/21/16	(5,582)
	TWD	5,755,671	USD	184,958	184,039	10/11/16	(919)
	USD	154,858	AUD	203,000	155,076	12/21/16	(218)
	USD	2,148,444	BRL	7,251,000	2,208,079	11/03/16	(59,634)
	USD	309,960	CAD	408,078	311,191	12/02/16	(1,231)
	USD	1,029,714	CAD	1,357,199	1,035,115	12/21/16	(5,401)
	USD	114,906	CHF	111,549	115,010	10/27/16	(104)
	USD	1,782,804	CNH	12,279,954	1,838,726	10/11/16	(55,922)
	USD	463,349	CNH	3,116,484	464,651	12/21/16	(1,302)
	USD	106,116	CNH	732,678	109,006	02/03/17	(2,890)
	USD	103,655	CZK	2,507,217	104,343	10/27/16	(688)
	USD	67,803	EUR	60,225	67,916	12/21/16	(113)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	USD	453,982	HUF	125,325,500	$457,076	10/07/16	$(3,094)
	USD	295,501	HUF	81,620,280	297,866	12/21/16	(2,365)
	USD	154,000	ILS	580,725	155,311	12/21/16	(1,311)
	USD	153,571	INR	10,364,485	155,048	10/27/16	(1,477)
	USD	266,940	INR	18,021,119	268,032	12/05/16	(1,092)
	USD	2,005,219	JPY	204,865,214	2,020,747	10/06/16	(15,527)
	USD	747,491	JPY	76,098,493	753,271	12/21/16	(5,780)
	USD	370,595	KRW	412,891,890	374,819	10/04/16	(4,223)
	USD	722,444	KRW	799,381,407	725,488	10/19/16	(3,043)
	USD	301,641	KRW	342,170,381	310,535	10/21/16	(8,896)
	USD	499,215	KRW	558,509,267	506,861	10/24/16	(7,646)
	USD	155,000	KRW	171,161,850	155,331	10/26/16	(331)
	USD	308,000	MXN	6,077,882	310,604	12/21/16	(2,604)
	USD	277,798	MYR	1,150,082	278,686	10/07/16	(889)
	USD	122,918	NOK	1,013,761	126,823	11/09/16	(3,904)
	USD	346,594	NOK	2,822,147	353,088	12/21/16	(6,494)
	USD	513,437	NZD	710,000	515,984	11/17/16	(2,548)
	USD	719,192	NZD	991,989	720,024	12/21/16	(831)
	USD	1,241,875	PLN	4,790,068	1,251,855	10/27/16	(9,980)
	USD	154,000	RUB	9,989,980	158,654	10/11/16	(4,654)
	USD	154,000	RUB	10,134,047	160,543	10/21/16	(6,543)
	USD	154,000	RUB	9,885,753	156,416	10/26/16	(2,416)
	USD	155,000	RUB	9,975,025	157,790	10/27/16	(2,790)
	USD	1,032,124	RUB	69,720,000	1,071,852	02/27/17	(39,728)
	USD	996,000	RUB	71,009,820	1,071,790	05/26/17	(75,790)
	USD	1,982,499	SGD	2,705,223	1,984,363	12/21/16	(1,863)
	USD	70,315	THB	2,437,669	70,330	10/20/16	(15)
	USD	148,652	TWD	4,660,246	148,963	10/07/16	(311)
	USD	946,067	TWD	29,616,688	947,787	10/21/16	(1,719)
	USD	476,466	TWD	15,025,160	480,951	10/24/16	(4,484)
	USD	1,131,475	TWD	35,731,979	1,144,418	11/01/16	(12,943)
	USD	497,931	TWD	15,734,606	504,260	11/10/16	(6,330)
	USD	1,118,652	TWD	34,962,249	1,121,399	11/22/16	(2,748)
	USD	219,803	ZAR	3,129,000	227,721	10/07/16	(7,919)
	USD	494,000	ZAR	7,033,326	504,345	12/21/16	(10,347)
	ZAR	8,891,477	USD	649,883	647,101	10/07/16	(2,786)
TOTAL							$(899,847)

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA (Proceeds Receivable: $(1,029,375))	3.000%	TBA-30yr	10/13/16	$(1,000,000)	$(1,039,531)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	(16)	December 2016	$(1,728,320)	$12,847
Ultra Long U.S. Treasury Bonds	(9)	December 2016	(1,654,875)	7,171
Ultra 10 Year U.S. Treasury Notes	(15)	December 2016	(2,162,344)	(379)
2 Year U.S. Treasury Notes	(153)	December 2016	(33,425,719)	(8,423)
5 Year U.S. Treasury Notes	(68)	December 2016	(8,263,063)	(9,369)
10 Year U.S. Treasury Notes	(1)	December 2016	(131,125)	(705)
20 Year U.S. Treasury Bonds	26	December 2016	4,372,063	59,701
TOTAL				$60,843

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	COP	1,611,010		12/11/16	Colombia IBR Overnight Interbank	4.340%	$—	$4,303
	BRL	10,770		01/02/17	1 month Brazilian Interbank Deposit Average	14.220	—	(4,689)
	COP	2,405,250		04/06/17	Columbia IBR Overnight Interbank	6.590	—	4,481
	KRW	1,179,110		11/04/17	2.060%	3 month KWCDC	—	10,527
	BRL	6,660	(b)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	—	896
	KRW	1,469,620		08/12/18	1.205	3 month KWCDC	—	(1,003)
		1,486,990		08/12/18	1.213	3 month KWCDC	—	(813)
		1,468,540		08/29/18	1.226	3 month KWCDC	—	(308)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	—	(43,117)
		1,150		09/21/21	3 month KLIBOR	3.700	227	(3,528)
	INR	77,200		09/21/21	12 month MIBOR	6.421	—	(5,887)
		41,070	(b)	12/21/21	12 month MIBOR	6.235	—	1,671
	GBP	1,290		12/09/24	12 month UK-RPI	3.150	—	(60,047)
		1,290		12/09/29	3.377	12 month UK-RPI	—	110,789
		1,000		12/09/39	3.568	12 month UK-RPI	—	196,538
		1,000		12/09/44	12 month UK-RPI	3.565	—	(275,418)
Barclays Bank PLC	KRW	1,198,490		11/07/17	2.034	3 month KWCDC	—	10,302
	CNY	3,800	(b)	12/21/21	2.800	3 month SHIBOR	(928)	88
Citibank NA	COP	1,592,820		12/11/16	Colombia IBR Overnight Interbank	4.330	—	4,268
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	—	12,756
	COP	2,293,200		06/13/17	Columbia IBR Overnight Interbank	7.220	—	943
	KRW	909,000		10/14/17	2.240	3 month KWCDC	—	9,904
		1,486,130		10/28/17	2.173	3 month KWCDC	—	15,140
		1,472,970		08/30/18	1.240	3 month KWCDC	—	63
		1,866,850		09/01/18	1.272	3 month KWCDC	—	1,191

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)	KRW	2,402,970		09/22/18	1.277%	3 month KWCDC	$—	$1,945
	BRL	3,360		01/02/19	12.645	1 month Brazilian Interbank Deposit Average	—	13,887
	THB	20,440		04/11/19	1.523	6 month Thai Reuters	—	(1,478)
		34,940		06/15/19	1.550	6 month Thai Reuters	(453)	(2,051)
	COP	1,113,460		08/04/19	6.665	Colombia IBR Overnight Interbank	—	6,883
	THB	15,390		09/21/19	1.641	6 month Thai Reuters	—	455
	INR	61,900		09/21/21	6 month MIBOR	6.421%	(372)	1,575
		24,810	(b)	12/21/21	6 month MIBOR	6.235	622	388
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	—	(79,732)
Credit Suisse International (London)	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(19,340)
Deutsche Bank AG	KRW	640,300		03/03/17	2.850	3 month KWCDC	—	4,389
		2,224,900		10/13/17	2.248	3 month KWCDC	—	24,306
		704,320		11/04/17	2.075	3 month KWCDC	—	6,409
	BRL	50		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	—	(436)
		1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(16,901)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(17,034)
	KRW	1,617,300		09/09/18	1.235	3 month KWCDC	—	(1)
	BRL	1,100		01/02/19	14.358	1 month Brazilian Interbank Deposit Average	—	15,128
		2,150		01/02/19	11.993	1 month Brazilian Interbank Deposit Average	—	4,284
		2,280		01/02/19	11.796	1 month Brazilian Interbank Deposit Average	—	2,173
	THB	17,480		06/15/19	1.645	6 month Thai Reuters	—	777
	COP	2,311,520		09/24/19	Colombia IBR Overnight Interbank	5.340	—	13,235
	BRL	2,700	(b)	01/02/20	11.840	1 month Brazilian Interbank Deposit Average	—	3,933
		2,100		01/04/21	1 month Brazilian Interbank Deposit Average	13.927	—	(40,943)
		490		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	—	(10,281)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (continued)	BRL	1,260		01/02/23	1 month Brazilian Interbank Deposit Average	13.855%	$—	$(29,520)
	MXN	13,080		12/05/23	6.710%	Mexico Interbank TIIE 28 Days	—	19,236
	MYR	1,270		08/18/24	3 month KLIBOR	3.460	—	(17,380)
	BRL	1,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	(13,269)
		2,600		01/02/25	14.335	1 month Brazilian Interbank Deposit Average	—	82,568
	ZAR	14,640	(b)	02/27/35	9.040	3 month JIBAR	—	26,619
		45,320	(b)	02/27/45	3 month JIBAR	6.765	—	(21,671)
JPMorgan Securities, Inc.	KRW	1,696,930		09/12/18	1.265	3 month KWCDC	—	937
		1,154,150		02/02/19	1.473	3 month KWCDC	—	6,177
	THB	30,790		04/19/19	1.554	6 month Thai Reuters	—	(1,487)
	$	600		04/21/19	3 month LIBOR	1.623	—	4,368
	BRL	3,880	(b)	01/02/20	11.870	1 month Brazilian Interbank Deposit Average	—	5,892
		7,960		01/02/20	12.480	1 month Brazilian Interbank Deposit Average	—	44,966
	MYR	1,660		11/02/20	3 month KLIBOR	4.235	—	(13,411)
	BRL	3,810		01/04/21	1 month Brazilian Interbank Deposit Average	13.720	—	(66,234)
		8,930		01/04/21	1 month Brazilian Interbank Deposit Average	15.568	—	(294,409)
	MYR	1,100		01/06/21	3 month KLIBOR	4.250	—	(9,320)
	THB	25,850		02/03/21	1.888	6 Month Thai Reuters	—	4,813
		22,290		02/19/21	1.875	6 Month Thai Reuters	—	3,618
	INR	35,600		09/21/21	6 month MIBOR	6.421	(951)	(1,763)
		49,720	(b)	12/21/21	6 month MIBOR	6.235	(1,704)	3,727
	BRL	1,690		01/02/23	13.760	1 month Brazilian Interbank Deposit Average	—	37,490
		3,690		01/02/23	15.470	1 month Brazilian Interbank Deposit Average	—	142,860
	KRW	2,791,220	(b)	09/19/24	3 month KWCDC	3.126	—	(232,898)
Morgan Stanley & Co. International PLC	COP	4,401,090		11/24/16	Colombia IBR Overnight Interbank	6.060	—	12,871
		1,755,890		03/31/17	Colombia IBR Overnight Interbank	6.570	—	3,326
		1,755,890		04/03/17	Colombia IBR Overnight Interbank	6.550	—	4,387

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. International PLC (continued)	COP	7,575,200	(b)	04/03/17	Colombia IBR Overnight Interbank	7.360%	$—	$(210)
		2,209,860		05/04/17	Columbia IBR Overnight Interbank	7.040	—	2,220
		4,758,470		08/01/17	7.339%	Colombia IBR Overnight Interbank	—	1,922
	KRW	387,270		10/13/17	2.250	3 month KWCDC	—	4,242
		833,730		10/14/17	2.245	3 month KWCDC	—	9,131
		833,730		10/14/17	2.250	3 month KWCDC	—	9,179
		565,220		10/28/17	2.168	3 month KWCDC	—	5,723
		963,930		10/29/17	2.175	3 month KWCDC	—	9,750
	BRL	7,200		01/02/18	1 month Brazilian Interbank Deposit Average	13.380	—	(19,648)
	KRW	4,769,180		09/09/18	1.235	3 month KWCDC	—	(47)
		1,460,310		09/28/18	1.253	3 month KWCDC	—	559
	BRL	410		01/02/19	12.610	1 month Brazilian Interbank Deposit Average	—	1,612
		2,600		01/02/19	14.080	1 month Brazilian Interbank Deposit Average	—	31,605
		4,220		01/02/19	15.475	1 month Brazilian Interbank Deposit Average	—	85,730
		4,320		01/02/19	11.913	1 month Brazilian Interbank Deposit Average	—	6,787
		8,480		01/02/19	12.018	1 month Brazilian Interbank Deposit Average	—	18,103
	KRW	564,220		02/03/19	1.461	3 month KWCDC	—	2,932
	BRL	2,260		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	—	15,830
	MYR	2,920		01/12/21	3 month KLIBOR	4.195	—	(23,043)
	INR	19,550		09/21/21	6 month MIBOR	6.420	(182)	(1,309)
		19,170	(b)	12/21/21	6 month MIBOR	6.235	614	166
TOTAL							$(3,127)	$(235,653)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$500		03/19/17	3 month LIBOR	0.750%	$572	$(190)
	700		04/14/18	3 month LIBOR	1.655	4	4,009
HUF	130,750		06/09/18	6 month BUBOR	1.860	1	(9,522)
SEK	44,000	(b)	06/15/18	0.050%	3 month STIBOR	42,737	3,968
	35,870	(b)	09/15/18	(0.330)	3 month STIBOR	197	1,497
PLN	39,370		09/21/18	1.614	6 month WIBOR	(22,316)	(1,368)
EUR	26,700	(b)	09/21/18	6 month EURO	(0.400)	(347,357)	377,348
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	22,097
	$8,540	(b)	12/21/18	3 month LIBOR	1.250	(29,804)	(5,575)
MXN	107,350	(b)	08/19/19	5.800	Mexico Interbank TIIE 28 Days	35	(19,390)
	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	7	13,370
GBP	2,240	(b)	12/21/19	0.353	6 month GBP	453	3,933
MXN	21,460	(b)	03/11/20	5.250	Mexico Interbank TIIE 28 Days	(20,798)	(3,806)
HUF	763,240		12/16/20	2.415	6 month BUBOR	(4,362)	(205,857)
MXN	57,660	(b)	08/16/21	Mexico Interbank TIIE 28 Days	6.010	449	17,026
	$1,800		09/06/21	3 month LIBOR	1.515	16	16,121
	900		09/13/21	3 month LIBOR	1.579	8	5,627
HUF	92,840		09/21/21	1.380	6 month BUBOR	4	(4,905)
PLN	7,370		09/21/21	1.771	6 month WIBOR	(10,093)	(4,270)
SEK	15,310	(b)	12/21/21	0.100	3 month STIBOR	7,536	2,545
CAD	30,820	(b)	12/21/21	1.000	6 month CDOR	(42,882)	63,099
NOK	40,060	(b)	12/21/21	1.250	3 month NIBOR	14,889	(15,338)
NZD	2,750	(b)	12/21/21	2.250	3 month NZDOR	8,127	3,254
HKD	8,020	(b)	12/21/21	3 month HIBOR	1.200	3,831	(4,745)
	$25,250	(b)	12/21/21	3 month LIBOR	1.500	(312,216)	(46,880)
SEK	68,160	(b)	12/21/21	3 month STIBOR	0.100	(24,775)	(20,102)
EUR	1,740	(b)	12/21/21	6 month EURO	0.250	(32,182)	(5,322)
CZK	20,830	(b)	12/21/21	6 month PRIBOR	0.368	324	(551)
MXN	8,790	(b)	03/09/22	5.500	Mexico Interbank TIIE 28 Days	(9,988)	(3,900)
PLN	10,160	(b)	03/15/22	1.820	6 month WIBOR	(4,718)	(17,389)
MXN	16,560	(b)	08/11/22	7.370	Mexico Interbank TIIE 28 Days	7	11,253
	99,680	(b)	09/15/22	7.500	Mexico Interbank TIIE 28 Days	(22,321)	98,778
GBP	2,780		09/15/23	3.075	6 month GBP	(4,440)	(19,467)
EUR	3,620		09/15/23	6 month EURO	0.847	17,314	10,357
ZAR	8,860		09/21/23	8.350	3 month JIBAR	7,779	10,485
MXN	20,000	(b)	03/06/24	5.750	Mexico Interbank TIIE 28 Days	(12,432)	(22,911)
	16,740	(b)	07/24/24	Mexico Interbank TIIE 28 Days	7.370	7	(7,104)
EUR	330	(b)	08/16/24	0.250	6 month EURO	(110)	23
MXN	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	3,909

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
CZK	8,440		06/16/25	6 month PRIBOR	1.365%	$4	$(30,574)
HUF	51,240		06/19/25	6 month BUBOR	3.580	2	(29,267)
	79,720		07/09/25	6 month BUBOR	3.280	3	(37,701)
CZK	8,450		07/15/25	6 month PRIBOR	1.295	4	(28,145)
MXN	7,150	(b)	08/07/25	Mexico Interbank TIIE 28 Days	7.430	4	(9,864)
	43,410	(b)	09/11/25	Mexico Interbank TIIE 28 Days	7.600	(10,771)	(61,541)
CZK	7,040		10/09/25	6 month PRIBOR	0.930	4	(15,188)
	7,000		11/20/25	6 month PRIBOR	0.850	3	(12,295)
	5,630		12/04/25	6 month PRIBOR	0.760	3	(7,585)
	4,460		12/08/25	6 month PRIBOR	0.935	2	(9,483)
PLN	1,510	(b)	01/22/26	3.125%	6 month WIBOR	4	9,535
	1,075	(b)	06/16/26	2.972	6 month WIBOR	3	4,327
	$1,800		09/06/26	1.740	3 month LIBOR	22	(20,588)
	900		09/13/26	1.780	3 month LIBOR	11	(7,120)
GBP	350	(b)	09/27/26	6 month GBP	1.000	(730)	2,473
AUD	620	(b)	09/28/26	2.500	6 month AUDOR	3,341	(352)
PLN	980	(b)	09/29/26	2.598	6 month WIBOR	3	(549)
JPY	91,020	(b)	12/15/26	0.250	6 month JYOR	(683)	2,675
	$2,970	(b)	12/15/26	2.500	3 month LIBOR	74,989	23,977
SEK	2,230	(b)	12/15/26	3 month STIBOR	2.750	(16,673)	(469)
GBP	4,250	(b)	12/15/26	6 month GBP	2.250	(314,158)	7,762
EUR	1,840	(b)	12/21/26	0.750	6 month EURO	72,257	20,214
AUD	490	(b)	12/21/26	2.750	6 month AUDOR	22,663	(2,174)
SEK	15,810	(b)	12/21/26	3 month STIBOR	0.750	3,760	(16,652)
CZK	12,960	(b)	12/21/26	6 month PRIBOR	0.475	618	2,463
MXN	63,120	(b)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(76,302)	(48,137)
ZAR	14,640	(b)	03/15/27	8.250	3 month JIBAR	1,183	5,778
MXN	7,390	(b)	07/21/27	7.660	Mexico Interbank TIIE 28 Days	4	8,983
GBP	2,810		09/15/31	3.230	6 month GBP	(10,008)	(76,418)
	1,210	(b)	12/21/31	6 month GBP	1.500	(143,917)	27,329
	1,400	(b)	12/17/35	6 month GBP	2.500	(206,927)	12,121
	$6,300		09/09/36	3 month LIBOR	1.231	38,460	64,072
JPY	267,180	(b)	12/16/36	0.750	6 month JYOR	(405)	13,504
	64,930	(b)	12/21/36	6 month JYOR	0.500	3,446	(19,653)
	81,260	(b)	12/17/46	0.750	6 month JYOR	4,566	1,909
GBP	850	(b)	12/17/46	6 month GBP	1.000	(18,842)	20,369
	$2,480	(b)	12/21/46	2.250	3 month LIBOR	231,730	43,387
GBP	1,450	(b)	12/21/46	6 month GBP	1.750	(341,299)	(20,088)
	TOTAL					$(1,480,115)	$67,142

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

						Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date	Receive	Pay	Upfront Payments made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$	400,771	TRY	1,040,000	04/07/20	3 month LIBOR	8.770%	$(1,597)	$42,453
		558,793		1,630,000	11/13/20	3 month LIBOR	10.480	(364)	(62,722)
Barclays Bank PLC		628,308		1,840,000	12/15/20	3 month LIBOR	10.660	11,066	(84,013)
Citibank NA		931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	258,293
	TRY	4,019,700	$	1,357,090	12/21/21	9.270%	3 month LIBOR	—	(10,356)
	$	820,000	TRY	2,428,840	12/21/26	3 month LIBOR	9.325	—	9,567
JPMorgan Securities, Inc.	TRY	7,241,700	$	2,453,566	12/21/18	9.040	3 month LIBOR	—	(27,436)
	$	1,000,000	TRY	3,030,000	09/17/20	3 month LIBOR	11.040	(479)	(82,386)
		330,000		993,630	12/21/21	3 month LIBOR	9.290	—	(3,155)
		670,000		1,977,505	12/21/26	3 month LIBOR	9.240	—	13,695
Morgan Stanley & Co. International PLC	TRY	990,000	$	394,422	03/03/20	8.930	3 month LIBOR	204	(47,123)
	$	280,586	TRY	805,000	11/20/20	3 month LIBOR	10.420	(691)	(24,532)
		680,000		2,040,680	12/21/21	3 month LIBOR	9.410	—	(7,378)
		520,000		1,550,900	12/21/21	3 month LIBOR	9.295	—	(103)
TOTAL								$5,102	$(25,196)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)*
Merrill Lynch & Co., Inc.	Dow Jones-UBS Aluminum Subindex	$458	0.000%	10/07/16	$—
	Dow Jones-UBS Soybeans Subindex	3	0.000	10/07/16	(35)
	Dow Jones-UBS WTI Crude Oil Subindex	341	0.000	10/07/16	—
	Dow Jones-UBS Zinc Subindex	14	0.000	10/07/16	(149)
	Jones-UBS Copper Subindex	599	0.000	10/07/16	—
	Jones-UBS Corn Subindex	677	0.000	10/07/16	—
TOTAL					$(184)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.
*	There are no upfront payments on the swap contracts , therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	COP 259,000	Titulos de Tesoreria 7.500% 10/20/16	10/20/16	$1,674
Bank of America Securities LLC	COP 3,100	Titulos de Tesoreria 3.500% 10/19/16	10/19/16	174
TOTAL				$1,848

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the six months ended September 30, 2016 the Fund had the following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Exercise Price		Value
Bank of America Securities LLC	Put USD/Call BRL		$1,562	10/13/16		$2.95	$(2)
	Put USD/Call MXN		1,240	10/17/16		19.45	(17,823)
BNP Paribas SA	Put USD/Call INR		1,483	12/01/16		66.00	(4,059)
Citibank NA	Call USD/Put CNH		717	01/25/17		7.55	(153)
HSBC Bank PLC	Put USD/Call MXN		1,227	10/18/16		19.45	(18,147)
	Put USD/Call BRL		1,493	10/28/16		3.05	(1,127)
	Put USD/Call INR		1,500	11/17/16		65.50	(1,698)
JPMorgan Securities, Inc.	Put EUR/Call SEK	EUR	776	10/07/16	EUR	9.35	(1)
Royal Bank of Scotland PLC	Call EUR/Put SEK		561	10/03/16		9.70	(33)
	Put EUR/Call SEK		1,403	10/03/16		9.30	—
TOTAL (Premium Received $79,188)							$(43,043)

For the six months ended September 30, 2016, the Fund had the following currency written options activities:

OPTIONS ON CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2016	2,429	$56,076
Contracts Written	26,582	207,156
Contracts Bought to Close	(3,211)	(44,367)
Contracts Expired	(13,838)	(139,677)
Contracts Outstanding September 30, 2016	11,962	$79,188

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Bank of America Securities LLC	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.980% versus the 3 month LIBOR maturing on August 08, 2016		$4,200	05/02/17	1.980%	$(5,429)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on August 08, 2016		10,500	05/02/17	1.550	(7,239)
Deutsche Bank AG	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 0.130% versus the 3 month LIBOR maturing on October 05, 2021	JPY	46,290	12/07/16	0.130	(678)
JPMorgan Securities, Inc.	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 0.888% versus the 3 month LIBOR maturing on October 05, 2021	EUR	4,200	11/10/16	0.888	(47,465)
	Put - OTC - 20 year Swap for the obligation to pay a fixed rate of 0.130% versus the 3 month LIBOR maturing on January 13, 2037	JPY	86,330	01/11/17	0.130	(2,509)
Morgan Stanley Capital Services, Inc.	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.690% versus the 3 month LIBOR maturing on October 29, 2020		$14,000	10/26/16	1.690	(209)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.690% versus the 3 month LIBOR maturing on October 29, 2020		14,000	10/26/16	1.690	(122,024)
	Put - OTC - 20 year Swap for the obligation to pay a fixed rate of 0.125% versus the 3 month LIBOR maturing on December 9, 2036	JPY	184,250	12/07/16	0.125	(2,569)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.660% versus the 3 month LIBOR maturing on October 29, 2020		$18,500	10/27/16	1.660	(150,638)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.660% versus the 3 month LIBOR maturing on October 29, 2020		18,500	10/27/16	1.660	(507)
TOTAL (Premium Received $676,006)						$(339,267)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended September 30, 2016, the Fund had the following interest rate swaptions activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2016	130,700	$1,069,853
Contracts Written	340,970	192,190
Contracts Bought to Close	(58,000)	(530,567)
Contracts Expired	(12,900)	(55,470)
Contracts Outstanding September 30, 2016	400,770	$676,006

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Goldman Sachs & Co.	Put - 4 Year Eurodollar Futures	130	12/19/16	$98.875	$(2,437)
Morgan Stanley Capital Services, Inc.	Call - 4 Year Eurodollar Futures	187	12/19/16	99.25	(4,675)
	Call - 4 Year Eurodollar Futures	256	12/19/16	99.125	(28,800)
	Call - 4 Year Eurodollar Futures	252	01/13/17	9.25	(9,450)
TOTAL (Premium Received $59,057)		825			$(45,362)

For the six months ended September 30, 2016, the Fund had the following futures written options activities:

OPTIONS ON FUTURE CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding March 31, 2016	228	$31,587
Contracts Written	1,274	120,882
Contracts Bought to Close	(677)	(93,412)
Contracts Outstanding September 30, 2016	825	$59,057

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 32.6%
Bank Loans(a) – 8.6%
Airlines – 2.5%
Air Canada (BB+/Ba3)
$844,000	2.750%	09/21/23	$844,633
XPO Logistics, Inc. (NR/NR)
4,426,526	4.250	10/30/21	4,449,588

			5,294,221

Automotive – 0.5%
Tectum Holdings, Inc. (NR/NR)
1,028,000	5.750	08/24/23	1,028,000

Chemicals – 0.3%
Kraton Polymers LLC (NR/NR)
528,000	6.000	01/06/22	531,960

Commercial Services – 0.2%
Monitronics International, Inc. (NR/NR)
530,000	5.500	09/22/22	527,684

Health Care – Medical Products – 1.3%
Cengage Learning Acquisitions, Inc. (NR/NR)
1,481,288	5.250	06/07/23	1,479,436
JC Penney Corp., Inc. (NR/NR)
1,397,213	5.250	06/23/23	1,401,698

			2,881,134

Healthcare – Services – 1.8%
ATI Holdings Acquisition, Inc. (NR/NR)
322,193	5.500	05/10/23	324,409
Concordia Healthcare Corp. (B+/B1)
524,040	5.250	10/21/21	466,977
Precyse Acquisition Corp. (NR/NR)
548,625	6.500	10/20/22	552,054
Quorum Health Corp. (NR/NR)
965,150	6.750	04/29/22	934,815
Select Medical Corp. (NR/NR)
1,243,750	6.000	03/03/21	1,251,524
Vizient, Inc. (NR/NR)
404,732	6.250	02/13/23	409,035

			3,938,814

Media – Non Cable – 0.6%
McGraw-Hill Global Education Holdings LLC (B+/Ba3)
1,284,780	5.000	05/04/22	1,291,525
Univision Communications, Inc. (B+/B2)
91	4.000	03/01/20	91

			1,291,616

Property/Casualty Insurance – 0.3%
Hyperion Insurance Group Ltd. (NR/NR)
543,491	5.500	04/29/22	530,752

Telecommunications – Wireless – 0.7%
Fairpoint Communications, Inc. (B/B2)
764,854	7.500	02/14/19	764,441
Intelsat Jackson Holdings SA (BB-/Ba3)
872,200	3.750	06/30/19	828,389

			1,592,830

Secured Debt Obligations – (continued)
Telecommunications-Wirelines – 0.4%
Windstream Services LLC (NR/NR)
$413,000	5.750%	03/16/21	$414,032
497,500	5.750	03/29/21	498,122

			912,154

TOTAL BANK LOANS			$18,529,165

Other Secured Debt Obligations – 24.0%
Automotive(b)(c)(d) – 0.3%
IHO Verwaltungs GmbH (BB-/Ba1)
$555,566	4.125%	09/15/21	$566,677

Building Materials(b)(c) – 0.8%
Builders FirstSource, Inc. (B+/B3)
1,753,000	5.625	09/01/24	1,796,825

Chemicals(b)(c) – 0.3%
PQ Corp. (B+/B2)
650,000	6.750	11/15/22	690,625

Consumer Cyclical Services(b) – 5.7%
APX Group, Inc. (B/B1)
1,247,000	6.375	12/01/19	1,271,940
3,777,000	7.875	12/01/22	3,956,407
APX Group, Inc. (B/NR)(c)
781,000	7.875	12/01/22	818,098
First Data Corp. (BB/Ba3)(c)
6,069,000	5.000	01/15/24	6,175,207

			12,221,652

Health Care – Services – 4.6%
HCA, Inc. (BBB-/Ba1)
4,214,000	5.250	04/15/25	4,493,177
1,876,000	4.500 (b)	02/15/27	1,887,725
Tenet Healthcare Corp. (BB-/Ba3)
1,041,000	6.000	10/01/20	1,100,858
Universal Health Services, Inc. (BBB-/Ba1)(b)(c)
2,305,000	4.750	08/01/22	2,379,913

			9,861,673

Media – Cable(b)(c) – 7.4%
SFR Group SA (B+/B1)
3,128,000	6.000	05/15/22	3,182,740
3,844,000	7.375	05/01/26	3,920,880
Virgin Media Secured Finance PLC (BB-/Ba3)
2,813,000	5.500	08/15/26	2,869,260
Ziggo Secured Finance BV (BB-/NR)
6,000,000	5.500	01/15/27	5,985,000

			15,957,880

Media – Non Cable(b)(c) – 0.2%
Univision Communications, Inc. (B+/B2)
430,000	5.125	05/15/23	435,375

Packaging(b)(c) – 2.7%
ARD Finance SA (CCC+/Caa2)(d)
EUR 362,000	6.625%	09/15/23	389,471

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Secured Debt Obligations – (continued)
Packaging – (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)
$3,339,000	4.625%		05/15/23	$3,347,348
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B2)
1,065,000	4.127	(e)	07/15/21	1,082,306
866,000	5.125		07/15/23	893,063

				5,712,188

Retailers(b)(c) – 0.2%
JC Penney Corp., Inc. (B+/Ba2)
349,000	5.875		07/01/23	362,960

Telecommunications – Wireless(c) – 1.1%
Hughes Satellite Systems Corp. (BB+/Ba2)
1,407,000	5.250		08/01/26	1,392,930
Intelsat Jackson Holdings SA (B-/B1)(b)
878,000	8.000		02/15/24	880,195

				2,273,125

Transportation(b) – 0.7%
Jack Cooper Holdings Corp. (CCC+/Caa1)
2,103,000	9.250		06/01/20	1,440,555

TOTAL OTHER SECURED DEBT OBLIGATIONS				$51,319,535

TOTAL SECURED DEBT OBLIGATIONS
(Cost $69,628,435)				$69,848,700

Unsecured Debt Obligations – 48.8%
Aerospace & Defense(c) – 2.6%
Bombardier, Inc. (B-/B3)
$1,440,000	5.500%		09/15/18	$1,463,400
3,816,000	7.750		03/15/20	3,911,400
160,000	7.500	(b)	03/15/25	147,200

				5,522,000

Airlines(c) – 1.2%
Air Canada (BB-/B3)
2,314,000	7.750		04/15/21	2,499,814

Apparel(b)(c) – 0.7%
Hanesbrands, Inc. (BB/Ba2)
980,000	4.625		05/15/24	1,005,725
490,000	4.875		05/15/26	503,475

				1,509,200

Automotive – 7.6%
Adient Global Holdings Ltd. (BB/Ba3)(b)(c)
4,253,000	4.875		08/15/26	4,268,991
Allison Transmission, Inc. (BB/Ba3)(b)(c)
602,000	5.000		10/01/24	617,050
Dana Financing Luxembourg Sarl (BB+/B1)(b)(c)
723,000	6.500		06/01/26	757,343
Dana, Inc. (BB+/B1)(b)
3,471,000	5.375		09/15/21	3,601,162

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Automotive – (continued)
Fiat Chrysler Automobiles NV (BB/B1)
$1,683,000	5.250%		04/15/23	$1,729,283
Lear Corp. (BBB-/Baa3)(b)
1,773,000	4.750		01/15/23	1,848,353
1,957,000	5.250		01/15/25	2,108,667
Navistar International Corp. (CCC-/Caa1)(b)
263,000	8.250		11/01/21	261,685
Tenneco, Inc. (BB/Ba3)(b)
1,015,000	5.000		07/15/26	1,028,956

				16,221,490

Brokerage – 2.4%
E*Trade Financial Corp. (BBB-/Baa3)(b)
1,329,000	4.625		09/15/23	1,375,515
Navient Corp. (BB-/Ba3)
133,000	8.000		03/25/20	143,398
1,694,000	6.625		07/26/21	1,700,632
1,822,000	7.250		09/25/23	1,818,844

				5,038,389

Building Materials(b) – 0.2%
WESCO Distribution, Inc. (BB-/B1)
431,000	5.375		12/15/21	441,775

Captive Auto – 0.8%
General Motors Financial Co., Inc. (BBB-/Ba1)
1,673,000	4.375		09/25/21	1,786,848

Chemicals(b) – 1.0%
Ashland LLC (BB/Ba1)
558,000	4.750		08/15/22	583,110
INEOS Group Holdings SA (B-/B3)(c)
1,651,000	5.625		08/01/24	1,615,916

				2,199,026

Consumer Cyclical Services(b) – 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (B+/B1)(c)
787,000	5.125		06/01/22	788,968
Equinix, Inc. (BB+/B1)
941,000	5.750		01/01/25	999,812
XPO Logistics, Inc. (B/B2)(c)
202,000	6.125		09/01/23	207,050

				1,995,830

Consumer Products(b) – 0.7%
Tempur Sealy International, Inc. (BB/B1)
663,000	5.625		10/15/23	701,122
719,000	5.500	(c)	06/15/26	740,570

				1,441,692

Consumer Products – Household & Leisure(b)(c) – 0.2%
Serta Simmons Bedding LLC (CCC+/B3)
357,000	8.125		10/01/20	373,065

Diversified Manufacturing(b)(c) – 0.5%
Cortes NP Acquisition Corp. (B/B3)
1,167,000	9.250		10/15/24	1,167,000

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Electric(b)(c) – 1.3%
NRG Energy, Inc. (BB-/B1)
$2,883,000	6.625%	01/15/27	$2,810,925

Energy – Exploration & Production(b) – 1.0%
Callon Petroleum Co. (B+/B3)(c)
382,000	6.125	10/01/24	396,325
Endeavor Energy Resources LP/EER Finance, Inc. (B-/Caa2)(c)
994,000	7.000	08/15/21	1,018,850
Murphy Oil Corp. (BBB-/B1)
210,000	6.875	08/15/24	217,078
PDC Energy, Inc. (B+/B2)(c)
395,000	6.125	09/15/24	408,331

			2,040,584

Entertainment(b) – 0.7%
AMC Entertainment, Inc. (B/B2)
335,000	5.875	02/15/22	345,888
Cinemark USA, Inc. (BB/B2)
1,020,000	5.125	12/15/22	1,048,050

			1,393,938

Food & Beverage(b)(c) – 1.4%
Dean Foods Co. (BB-/B2)
2,769,000	6.500	03/15/23	2,942,062

Food & Drug Retailers(b)(c) – 1.5%
Rite Aid Corp. (CCC+/B3)
2,896,000	6.125	04/01/23	3,127,680

Gaming(b) – 0.3%
MGM Resorts International (BB-/B1)
351,000	4.625	09/01/26	343,102
Mohegan Tribal Gaming Authority (CCC+/B3)(c)
202,000	7.875	10/15/24	201,748

			544,850

Health Care – Medical Products(b) – 0.6%
Alere, Inc. (CCC+/Caa1)
1,313,000	6.500	06/15/20	1,311,359

Health Care – Services(b) – 5.7%
Acadia Healthcare Co., Inc. (B/B3)
2,901,000	5.625	02/15/23	2,937,262
Amsurg Corp. (B-/B3)
2,284,000	5.625	07/15/22	2,329,680
DaVita, Inc. (B+/B1)
295,000	5.125	07/15/24	300,531
1,594,000	5.000	05/01/25	1,599,978
Double Eagle Acquisition Sub, Inc. (CCC+/Caa2)(c)
395,000	7.500	10/01/24	399,444
Team Health, Inc. (B/B2)(c)
741,000	7.250	12/15/23	796,575
Tenet Healthcare Corp. (CCC+/Caa1)
3,889,000	8.000	08/01/20	3,947,335

			12,310,805

Home Builders(b) – 0.1%
TRI Pointe Group, Inc. (BB-/B1)
221,000	4.875	07/01/21	225,973

Unsecured Debt Obligations – (continued)
Lodging(b)(c) – 0.7%
Hilton Domestic Operating Co., Inc. (BB+/Ba3)
$1,501,000	4.250%	09/01/24	$1,529,144

Media – Cable(b)(c) – 1.4%
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)
1,803,000	6.375	09/15/20	1,857,090
1,237,000	5.125	12/15/21	1,237,000

			3,094,090

Media – Non Cable(b) – 5.4%
Gray Television, Inc. (B+/B2)(c)
1,014,000	5.125	10/15/24	993,720
Lamar Media Corp. (BB-/Ba1)
2,350,000	5.375	01/15/24	2,482,187
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance (CCC+/B3)(c)
668,000	7.875	05/15/24	721,440
Nexstar Broadcasting, Inc. (B+/B3)
1,227,000	6.875	11/15/20	1,274,546
Nexstar Escrow Corp. (B+/B3)(c)
982,000	5.625	08/01/24	986,910
Sinclair Television Group, Inc. (B+/B1)
1,206,000	5.375	04/01/21	1,251,225
549,000	5.125 (c)	02/15/27	536,648
Sirius XM Radio, Inc. (BB/Ba3)(c)
3,249,000	5.375	07/15/26	3,342,409

			11,589,085

Oil Field Services(b) – 1.8%
Transocean, Inc. (BB-/B1)(c)
2,719,000	9.000	07/15/23	2,630,632
Weatherford International Ltd. (BB-/B2)
1,313,000	7.750	06/15/21	1,299,870

			3,930,502

Pharmaceuticals(b) – 1.3%
Concordia International Corp. (CCC+/Caa2)(c)
1,517,000	9.500	10/21/22	1,046,730
1,257,000	7.000	04/15/23	804,480
Grifols Worldwide Operations Ltd. (B+/B1)
947,000	5.250	04/01/22	980,145

			2,831,355

Pipelines(b)(c) – 0.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB/B1)
1,176,000	5.375	09/15/24	1,186,290

Technology – Hardware(b)(c) – 2.1%
Cengage Learning, Inc. (CCC+/Caa1)
3,386,000	9.500	06/15/24	3,445,255
CommScope, Inc. (B/B1)
1,094,000	5.500	06/15/24	1,151,435

			4,596,690

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Telecommunications – Wireless(b)(c) – 2.2%
Inmarsat Finance PLC (BB+/Ba2)
$1,224,000	4.875%	05/15/22	$1,162,800
3,614,000	6.500	10/01/24	3,618,517

			4,781,317

Telecommunications – Wirelines(b) – 1.9%
Frontier Communications Corp. (BB-/Ba3)
3,764,000	8.875	09/15/20	4,065,120

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $103,510,725)			$104,507,898

Shares	Description	Value
Common Stocks – 0.4%
Oil, Gas & Consumable Fuels* – 0.4%
1,141,925	Prairie Provident Resources, Inc.	$835,954

TOTAL COMMON STOCKS		$835,954
(Cost $2,946,431)

Shares	Distribution Rate	Value
Investment Company(f) – 15.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
32,866,051	0.290%	$32,866,051
(Cost $32,866,051)

TOTAL INVESTMENTS – 97.1%
(Cost $208,951,642)		$208,058,603

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		6,192,857

NET ASSETS – 100.0%		$214,251,460

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $95,588,280, which represents approximately 44.6% of net assets as of September 30, 2016.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(f)	Represents an affiliated fund.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	USD	186,929	EUR	165,000	$186,830	03/20/17	$99

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$10,681		06/15/19	3 month LIBOR	1.500%	$20,656	$(191,514)
11,005		06/15/21	3 month LIBOR	2.000	(94,897)	(385,465)
1,212		09/21/21	2.000%	3 month LIBOR	39,012	9,069
4,580		06/15/23	3 month LIBOR	2.000	(29,710)	(202,877)
1,431	(a)	12/21/23	1.750	3 month LIBOR	32,241	6,233
TOTAL					$(32,698)	$(764,554)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 26	$57,500	(5.000)%	06/20/21	3.756%	$(2,677,119)	$(353,851)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Assets:
Investments of unaffiliated issuers, at value (cost $49,153,144 and $176,085,591)	$49,226,458	$175,192,552
Investments of affiliated issuers, at value (cost $24,938,307 and $32,866,051)	24,938,307	32,866,051
Cash	1,151,582	1,325,491
Foreign currencies, at value (cost $106,462 and $424,822, respectively)	104,608	424,181
Unrealized gain on swap contracts	1,416,981	—
Unrealized gain on forward foreign currency exchange contracts	688,178	99
Unrealized gain on non-deliverable bond forwards contracts	1,848	—
Variation margin on certain derivative contracts	165,587	—
Receivables:
Investments sold on an extended-settlement basis	4,136,406	6,579,698
Collateral on certain derivative contracts(b)	4,012,678	2,643,276
Fund shares sold	296,000	1,024,475
Investments sold	185,421	3,887,115
Interest and Dividends	182,321	2,170,997
Reimbursement from investment adviser	59,758	13,471
Upfront payments made on swap contracts	12,733	—
Due from broker — upfront payment	—	130,308
Other assets	208	154,980
Total assets	86,579,074	226,412,694

Liabilities:
Unrealized loss on swap contracts	1,678,014	—
Unrealized loss on forward foreign currency exchange contracts	899,847	—
Variation margin on certain derivative contracts	65,308	424,864
Written option contracts, at value (premium received $814,251 and $0, respectively)	427,672	—
Forward sale contracts, at value (proceeds received $1,029,375 and $0, respectively)	1,039,531	—
Payables:
Investments purchased	12,710,706	3,468,507
Investments purchased on an extended — settlement basis	7,234,531	7,600,085
Collateral on certain derivative contracts	260,000	—
Due to broker — upfront payment	88,983	—
Management fees	65,803	170,202
Fund shares redeemed	16,311	108,760
Upfront payments received on swap contracts	10,758	—
Distribution and Service fees and Transfer Agency fees	2,446	13,411
Distributions payable	—	90,629
Accrued expenses	342,600	284,776
Total liabilities	24,842,510	12,161,234

Net Assets:
Paid-in capital	70,842,274	230,807,583
Undistributed (distributions in excess of) net investment income	(736,284)	3,404,852
Accumulated net realized loss	(8,511,684)	(17,948,990)
Net unrealized gain (loss)	142,258	(2,011,985)
NET ASSETS	$61,736,564	$214,251,460
Net Assets:
Class A	$229,692	$13,011,828
Class C	101,100	2,531,676
Institutional	59,699,168	192,222,794
Class IR	1,683,299	6,450,378
Class R	23,305	34,784
Total Net Assets	$61,736,564	$214,251,460
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	26,134	1,348,214
Class C	11,558	262,424
Institutional	6,761,438	19,934,542
Class IR	191,179	668,535
Class R	2,655	3,606
Net asset value, offering and redemption price per share:(c)
Class A	$8.79	$9.65
Class C	8.75	9.65
Institutional	8.83	9.64
Class IR	8.80	9.65
Class R	8.78	9.65

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $207,433 and $3,805,245, respectively for Fixed Income Macro Strategies Fund and $0 and $2,643,276, respectively for Long Short Credit Strategies Fund.
(c)	Maximum public offering price for Class A Shares of the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds is $9.13 and $10.03, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

	Fixed Income Macro Strategies Fund(a)	Long Short Credit Strategies Fund
Investment income:
Interest	$742,279	$4,799,554
Dividends — unaffiliated issuers	—	63,036
Dividends — affiliated issuers	17,578	48,197
Total investment income	759,857	4,910,787

Expenses:
Management fees	470,019	1,015,552
Custody, accounting and administrative services	241,533	49,582
Professional fees	95,450	71,059
Registration fees	32,667	27,575
Printing and mailing costs	19,803	28,545
Transfer Agency fees(b)	13,473	50,064
Trustee fees	8,564	8,685
Distribution and Service fees(b)	1,028	26,349
Prime Broker Fees	3,405	—
Other	4,358	4,942
Total expenses	890,300	1,282,353
Less — expense reductions	(438,481)	(121,838)
Net expenses	451,819	1,160,515
NET INVESTMENT INCOME	308,038	3,750,272

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	419,976	3,335,456
Futures contracts	(321,235)	—
Written options	411,044	—
Swap contracts	(502,771)	(2,888,472)
Non-deliverable bond forward contracts	249,018	—
Forward foreign currency exchange contracts	(392,787)	2,553
Foreign currency transactions	7,457	(13,651)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	130,226	1,782,223
Futures contracts	139,128	—
Non-deliverable bond forward contracts	(137,180)	—
Written options	66,104	—
Swap contracts	(243,544)	47,307
Forward foreign currency exchange contracts	(410,197)	18,445
Foreign currency translation	(25,192)	(3,217)
Net realized and unrealized gain (loss)	(609,953)	2,280,644
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(301,915)	$6,030,916

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	$310	$660	$58	$161	$86	$12,116	$1,095	$15
Long Short Credit Strategies	15,259	11,005	85	7,935	1,431	36,426	4,250	22

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Consolidated Statements of Changes in Net Assets

	Fixed Income Macro Strategies Fund(a)
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$308,038	$275,503
Net realized gain (loss)	(129,298)	971,558
Net change in unrealized gain (loss)	(480,655)	1,545,751
Net increase (decrease) in net assets resulting from operations	(301,915)	2,792,812

Distributions to shareholders:
From net investment income
Class A Shares	—	(10,269)
Class C Shares	—	(4,827)
Institutional Shares	—	(2,216,168)
Class IR Shares	—	(54,591)
Class R Shares	—	(725)
Return of capital
Class A Shares	—	(8,572)
Class C Shares	—	(4,030)
Institutional Shares	—	(1,850,041)
Class IR Shares	—	(45,572)
Class R Shares	—	(606)
Total distributions to shareholders	—	(4,195,401)

From share transactions:
Proceeds from sales of shares	1,303,801	10,415,184
Reinvestment of distributions	—	4,195,401
Cost of shares redeemed	(7,445,510)	(24,134,214)
Net decrease in net assets resulting from share transactions	(6,141,709)	(9,523,629)
TOTAL DECREASE	(6,443,624)	(10,926,218)

Net assets:
Beginning of period	68,180,188	79,106,406
End of period	$61,736,564	$68,180,188
Distributions in excess of net investment income	$(736,284)	$(1,044,322)

(a)	Statement of Changes for the Fixed Income Macro Strategies Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statements of Changes in Net Assets

	Long Short Credit Strategies Fund
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$3,750,272	$7,062,471
Net realized gain (loss)	435,886	(5,816,895)
Net change in unrealized gain (loss)	1,844,758	(509,711)
Net increase in net assets resulting from operations	6,030,916	735,865

Distributions to shareholders:
From net investment income
Class A Shares	(120,658)	(309,196)
Class C Shares	(13,582)	(37,911)
Institutional Shares	(2,115,879)	(6,933,975)
Class IR Shares	(72,999)	(123,133)
Class R Shares	(297)	(1,073)
Total distributions to shareholders	(2,323,415)	(7,405,288)

From share transactions:
Proceeds from sales of shares	46,260,335	71,922,849
Reinvestment of distributions	1,841,693	6,171,270
Cost of shares redeemed	(26,547,231)	(83,049,707)
Net increase (decrease) in net assets resulting from share transactions	21,554,797	(4,955,588)
TOTAL INCREASE (DECREASE)	25,262,298	(11,625,011)

Net assets:
Beginning of period	188,989,162	200,614,173
End of period	$214,251,460	$188,989,162
Undistributed net investment income	$3,404,852	$1,977,995

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$8.84	$0.03	$(0.08)	$(0.05)	$—	$—	$—
2016 - C	8.83	— (e)	(0.08)	(0.08)	—	—	—
2016 - Institutional	8.86	0.04	(0.07)	(0.03)	—	—	—
2016 - IR	8.84	0.04	(0.08)	(0.04)	—	—	—
2016 - R	8.84	0.02	(0.08)	(0.06)	—	—	—

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	9.03	0.03	0.33	0.36	(0.25)	(0.30)	(0.55)
2016 - C	9.04	(0.06)	0.35	0.29	(0.33)	(0.17)	(0.50)
2016 - Institutional	9.05	0.04	0.33	0.37	(0.30)	(0.26)	(0.56)
2016 - IR	9.03	— (e)	0.36	0.36	(0.40)	(0.15)	(0.55)
2016 - R	9.04	(0.01)	0.34	0.33	(0.29)	(0.24)	(0.53)
2015 - A	9.82	0.03	(0.81)	(0.78)	—	(0.01)	(0.01)
2015 - C	9.82	0.05	(0.82)	(0.77)	—	(0.01)	(0.01)
2015 - Institutional	9.84	0.02	(0.79)	(0.77)	—	(0.02)	(0.02)
2015 - IR	9.81	0.02	(0.78)	(0.76)	—	(0.02)	(0.02)
2015 - R	9.82	0.01	(0.78)	(0.77)	—	(0.01)	(0.01)
2014 - A (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	—	— (e)	— (e)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (e)	(0.14)	(0.14)	—	(0.02)	(0.02)
2014 - IR (Commenced December 16, 2013)	10.00	— (e)	(0.17)	(0.17)	—	(0.02)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.79	(0.57)%	$230	1.76	%(d)	3.17	%(d)	0.65	%(d)	302%
8.75	(0.91)	101	2.50	(d)	3.93	(d)	(0.02	)(d)	302
8.83	(0.34)	59,699	1.44	(d)	2.83	(d)	0.99	(d)	302
8.80	(0.45)	1,683	1.51	(d)	2.93	(d)	0.94	(d)	302
8.78	(0.68)	23	1.98	(d)	3.40	(d)	0.47	(d)	302

8.84	3.98	312	1.85		3.39		0.33		472
8.83	3.25	136	2.21		3.88		(0.68)		472
8.86	4.15	66,006	1.44		2.79		0.42		472
8.84	4.06	1,703	1.52		2.89		0.03		472
8.84	3.66	23	1.93		3.35		(0.05)		472
9.03	(8.00)	2,562	0.19		3.06		0.36		487
9.04	(7.97)	347	0.88		4.10		0.60		487
9.05	(7.89)	72,251	0.97		2.65		0.25		487
9.03	(7.85)	3,923	0.72		2.80		0.20		487
9.04	(7.93)	23	1.01		3.25		0.11		487
9.82	(1.60)	19	1.79	(d)	3.34	(d)	(0.29	)(d)	90
9.82	(1.69)	10	2.19	(d)	4.16	(d)	(0.67	)(d)	90
9.84	(1.32)	99,736	1.45	(d)	2.72	(d)	0.11	(d)	90
9.81	(1.64)	56	1.55	(d)	2.90	(d)	(0.01	)(d)	90
9.82	(1.65)	25	2.01	(d)	3.66	(d)	(0.47	)(d)	90

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.47	$0.16	$0.12	$0.28	$(0.10)	$—	$(0.10)
2016 - C	9.47	0.13	0.11	0.24	(0.06)	—	(0.06)
2016 - Institutional	9.46	0.18	0.11	0.29	(0.11)	—	(0.11)
2016 - IR	9.47	0.17	0.12	0.29	(0.11)	—	(0.11)
2016 - R	9.47	0.15	0.11	0.26	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31, (UNAUDITED)
2016 - A	9.79	0.32	(0.30)	0.02	(0.34)	—	(0.34)
2016 - C	9.79	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)
2016 - Institutional	9.78	0.35	(0.30)	0.05	(0.37)	—	(0.37)
2016 - IR	9.79	0.35	(0.31)	0.04	(0.36)	—	(0.36)
2016 - R	9.78	0.30	(0.30)	—	(0.31)	—	(0.31)
2015 - A (Commenced April 30, 2014)	10.52	0.31	(0.65)	(0.34)	(0.30)	(0.09)	(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - IR (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013 - Institutional	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)
2012 - Institutional	10.70	0.51	0.17	0.68	(0.51)	(0.29)	(0.80)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.65	2.92%	$13,012	1.45	%(d)	1.57	%(d)	3.39	%(d)	126%
9.65	2.53	2,532	2.20	(d)	2.32	(d)	2.64	(d)	126
9.64	3.09	192,223	1.11	(d)	1.23	(d)	3.73	(d)	126
9.65	3.05	6,450	1.19	(d)	1.31	(d)	3.63	(d)	126
9.65	2.79	35	1.70	(d)	1.82	(d)	3.14	(d)	126

9.47	0.19	8,358	1.49		1.57		3.34		173
9.47	(0.55)	1,773	2.23		2.32		2.61		173
9.46	0.53	173,758	1.15		1.23		3.68		173
9.47	0.44	5,067	1.23		1.32		3.61		173
9.47	0.04	33	1.74		1.83		3.08		173
9.79	(3.28)	6,943	1.57	(d)	1.62	(d)	3.35	(d)	164
9.79	(3.95)	1,016	2.30	(d)	2.38	(d)	2.61	(d)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(d)	1.40	(d)	3.60	(d)	164
9.78	(3.57)	32	1.84	(d)	1.93	(d)	2.98	(d)	164
10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204
10.58	6.69	533,499	1.48		1.48		4.81		215

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Fixed Income Macro Strategies Fund and the Goldman Sachs Long Short Credit Strategies Fund (the “Funds”). The Funds are non-diversified portfolios and currently offer five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Fixed Income Macro Strategies Fund — The Cayman Commodity — FIMS, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2016, the Fund’s net assets were $61,736,564, of which, $11,383,441, or 18%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

48

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Fixed Income Macro Strategies*	Annually	Annually
Long Short Credit Strategies	Daily/Monthly	Annually

*	Prior to August 1, 2015, the Fund’s distributions from net investment income were declared daily and paid monthly.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fixed Income Macro Strategies Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency

49

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and did not exhibit signs of credit deterioration were valued at amortized cost, which approximated fair value. Effective October 11, 2016, short-term debt obligations that mature in sixty days or less are valued using available market quotations, as provided by a third party pricing vendor or broker. With the

50

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a

51

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share Class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model

52

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an

53

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

54

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less were valued at amortized cost which approximated fair market value. Effective October 11, 2016, such securities are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2016:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$—	$4,192,557	$—
Mortgage-Backed Obligations	—	12,317,206	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	26,456,665	4,997,580	—
Asset-Backed Securities	—	473,496	—
Corporate Obligations	—	172,050	—
Investment Company	24,938,307	—	—
Total	$51,394,972	$22,152,889	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,039,531)	$—

55

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FIXED INCOME MACRO STRATEGIES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$170,825	$446,079	$—
Forward Foreign Currency Exchange Contracts(a)	—	688,178	—
Futures Contracts(a)	79,719	—	—
Interest Rate Swap Contracts(a)	—	2,032,550	—
Cross Currency Swap Contracts(a)	—	324,008	—
Non-Deliverable Bond Forwards Contracts(a)	—	1,848	—
Total	$250,544	$3,492,663	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(899,847)	$—
Futures Contracts(a)	(18,876)	—	—
Interest Rate Swap Contracts(a)	—	(2,201,061)	—
Cross Currency Swap Contracts(a)	—	(349,204)	—
Total Return Swap Contracts(a)	—	(184)	—
Written Options Contracts	(45,362)	(382,310)	—
Total	$(64,238)	$(3,832,606)	$—

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$17,501,165	$1,028,000
Other Secured Debt Obligations	—	51,319,535	—
Unsecured Debt Obligations	—	104,507,898	—
Common Stock and/or Other Equity Investments(b)
North America	—	835,954	—
Investment Company	32,866,051	—	—
Total	$32,866,051	$174,164,552	$1,028,000

56

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$99	$—
Interest Rate Swap Contracts	—	15,302	—
Total	$—	$15,401	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(779,856)	$—
Credit Default Swap Contracts	—	(353,851)	—
Total	$—	$(1,133,707)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fixed Income Macro Strategies
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on non-deliverable bond forward contracts; Variation margin on certain derivative contracts; Investments, at value	$2,539,288	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(2,604,566)	(a)(b)
Commodity	—	—		Payable for unrealized loss on swap contracts	(184)	(b)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	$1,101,422		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	$(1,292,094)	(b)
Equity	Variation margin on certain derivative contracts; Investments, at value	102,497	(a)	—	—
Total		$3,743,207			$(3,896,844)

57

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Long Short Credit Strategies
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts	$15,302	(a)	Payable for unrealized loss on swap contracts	$(779,856)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(353,851)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	99		—	—
Total		$15,401			$(1,133,707)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,678,014 for Fixed Income Macro Strategies Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fixed Income Macro Strategies
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, non- deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options	$1,289,765	$(600,735)	620
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,428,004)	(85)	9
Currency	Net realized gain (loss) from investments, swap contracts, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, swap contracts, forward foreign currency exchange contracts and written options	(524,094)	(167,156)	563
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on investment and futures contracts	(257,521)	73,462	24
Total		$(919,854)	$(694,514)	1,216

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Long Short Credit Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	$59,626	$(153,965)	5
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,948,098)	201,272	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,553	18,445	2
Total		$(2,885,919)	$65,752	8

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2016:

Fixed Income Macro Strategies
	Derivative Assets(1)					Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$39,326	$371,658	$174	*	$411,158	$(457,532)	$—	$(30,493)	$(488,025)	$(76,867)	$76,867	$—
Barclays Bank PLC	—	10,390	—		10,390	(84,013)	—	—	(84,013)	(73,623)	—	(73,623)
BNP Paribas SA	18,880	—	—		18,880	—	—	(4,059)	(4,059)	14,821	—	14,821
Citibank NA	8,496	337,258	688,178		1,033,932	(93,617)	(899,847)	(153)	(993,617)	40,315	—	40,315
Credit Suisse International (London)	—	—	—		—	(19,340)	—	—	(19,340)	(19,340)	—	(19,340)
Deutsche Bank AG	4,345	203,057	—		207,402	(167,436)	—	(678)	(168,114)	39,288	—	39,288
HSBC Bank PLC	39,842	—	—		39,842	—	—	(20,972)	(20,972)	18,870	—	18,870
JPMorgan Securities, Inc.	58,233	268,543	1,674	*	328,450	(732,499)	—	(49,975)	(782,474)	(454,024)	390,000	(64,024)
Merrill Lynch & Co., Inc.	—	—	—		—	(184)	—	—	(184)	(184)	184	—
Morgan Stanley & Co. International PLC	—	226,075	—		226,075	(123,393)	—	—	(123,393)	102,682	(102,682)	—
Morgan Stanley Capital Services, Inc.	276,924	—	—		276,924	—	—	(275,947)	(275,947)	977	—	977
Royal Bank of Scotland PLC	—	—	—		—	—	—	(33)	(33)	(33)	—	(33)
UBS AG (London)	33	—	—		33	—	—	—	—	33	—	33
Total	$446,079	$1,416,981	$690,026		$2,553,086	$(1,678,014)	$(899,847)	$(382,310)	$(2,960,171)	$(407,085)	$364,369	$(42,716)

*	Includes Non-Deliverable Bond Forward Contracts assets of $1,848.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Fixed Income Macro Strategies	1.50%	1.50%	1.35%	1.29%	1.26%	1.50%	1.32	%*(a)
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	0.97

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.
*	GSAM has agreed to waive a portion of it’s management fee in order to achieve the effective net management rate of 1.35% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fixed Income Macro Strategies and Long Short Credit Strategies Funds invest in the Institutional Shares of the Goldman Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2016, GSAM waived $9,655 and $26,911 of the Funds’ management fee for Fixed Income Macro Strategies and Long Short Credit Strategies Funds, respectively.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended September 30, 2016 GSAM waived $49,678 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

61

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2016, Goldman Sachs advised that it retained $28 and $858 in front end sales charges for the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively, and it did not retain any contingent deferred sales charges for either fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

Effective July 29, 2016, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Fixed Income Macro Strategies Fund. As a result of this waiver, a net transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Fixed Income Macro Strategies Fund is being charged to those share classes. This arrangement will remain in effect through at least July 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses), to the extent such expenses exceed, on an annual basis of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense Limitations as an annual percentage rate of average daily net assets for the Fixed Income Macro Strategies Fund and Long Short Credit Strategies Fund are 0.064% and 0.094%, respectively. These Other Expense limitations will remain in place through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Fixed Income Macro Strategies	$56,657	$218	$381,606	$438,481
Long Short Credit Strategies	26,911	—	94,927	121,838

F.  Line of Credit Facility — As of September 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2016, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the six months ended September 30, 2016, Goldman Sachs earned $1,006, and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Fixed Income Macro Strategies and the Long Short Credit Strategies Funds, respectively.

At September 30, 2016, The Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 5% or more of the following outstanding shares of the Funds:

Fund	Class C	Institutional	Class R
Fixed Income Macro Strategies	9%	28%	100%
Long Short Credit Strategies	—	—	71%

The table below shows the transactions in and earnings from investments by the Funds in the Underlying Fund for the six months ended September 30, 2016:

Fund	Underlying Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Market Value 9/30/16	Dividend Income
Fixed Income Macro Strategies	Goldman Sachs Financial Square Government Fund	$12,172,945	$21,867,542	$(9,102,180)	$24,938,307	$17,578
Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund	30,744,104	94,308,751	(92,186,804)	32,866,051	48,197

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the for the six months ended, September 30, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Fixed Income Macro Strategies	$82,493,136	$5,389,630	$71,585,301	$12,701,503
Long Short Credit Strategies	—	222,161,635	—	205,887,338

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Capital loss carryforwards:
Perpetual Short-term	$(3,918,527)	$(11,611,084)
Perpetual Long-term	(3,807,524)	(2,327,237)
Total capital loss carryforwards	$(7,726,051)	$(13,938,321)
Timing differences (Qualified Late Year Loss Deferral, Post October Loss Deferral, Straddle Deferral and Dividend Payable)	$(1,611,094)	$(5,289,234)

As of September 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Fixed Income Macro Strategies	Long Short Credit Strategies
Tax Cost	$74,185,500	$208,207,251
Gross unrealized gain	764,428	3,749,575
Gross unrealized loss	(785,163)	(3,898,223)
Net unrealized security gain	$(20,735)	$(148,648)

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and options contracts, and differences in the tax treatment of swap transactions, inflation protected securities, and underlying Fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of a Fund’s investment exposure may significantly exceed the amount of assets invested in a Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which a Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan

66

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

8. OTHER RISKS (continued)

participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Funds may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Funds have taken a short position increases, then the Funds will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLR, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would

67

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fixed Income Macro Strategies Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% its gross income was derived from these investments If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Fixed Income Macro Strategies Fund
	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	655	$5,777	26,725	$249,488
Reinvestment of distributions	—	—	2,133	18,841
Shares redeemed	(9,815)	(86,479)	(277,292)	(2,502,916)
	(9,160)	(80,702)	(248,434)	(2,234,587)
Class C Shares
Shares sold	—	—	13,558	124,467
Reinvestment of distributions	—	—	1,003	8,857
Shares redeemed	(3,873)	(33,922)	(37,537)	(344,018)
	(3,873)	(33,922)	(22,976)	(210,694)
Institutional Shares
Shares sold	118,497	1,042,700	934,739	8,649,986
Reinvestment of distributions	—	—	459,286	4,066,209
Shares redeemed	(803,395)	(7,058,494)	(1,929,082)	(17,518,429)
	(684,898)	(6,015,794)	(535,057)	(4,802,234)
Class IR Shares
Shares sold	29,174	255,324	152,010	1,391,243
Reinvestment of distributions	—	—	11,316	100,163
Shares redeemed	(30,533)	(266,615)	(405,374)	(3,768,851)
	(1,359)	(11,291)	(242,048)	(2,277,445)
Class R Shares
Reinvestment of distributions	—	—	151	1,331
	—	—	151	1,331
NET DECREASE	(699,290)	$(6,141,709)	(1,048,364)	$(9,523,629)

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Long Short Credit Strategies Fund
	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	569,720	$5,438,066	780,602	$7,528,825
Reinvestment of distributions	12,479	120,111	32,402	308,344
Shares redeemed	(116,310)	(1,118,981)	(640,044)	(6,058,372)
	465,889	4,439,196	172,960	1,778,797
Class C Shares
Shares sold	91,456	879,945	147,163	1,409,220
Reinvestment of distributions	1,412	13,582	3,990	37,801
Shares redeemed	(17,642)	(169,567)	(67,789)	(647,878)
	75,226	723,960	83,364	799,143
Institutional Shares
Shares sold	3,737,586	35,912,658	5,991,005	58,047,972
Reinvestment of distributions	171,321	1,647,291	598,839	5,709,626
Shares redeemed	(2,333,380)	(22,443,731)	(7,672,327)	(73,971,045)
	1,575,527	15,116,218	(1,082,483)	(10,213,447)
Class IR Shares
Shares sold	419,714	4,028,755	516,890	4,934,925
Reinvestment of distributions	6,277	60,412	12,028	114,437
Shares redeemed	(292,556)	(2,814,952)	(246,720)	(2,371,319)
	133,435	1,274,215	282,198	2,678,043
Class R Shares
Shares sold	94	911	197	1,907
Reinvestment of distributions	32	297	112	1,062
Shares redeemed	—	—	(117)	(1,093)
	126	1,208	192	1,876
NET INCREASE (DECREASE)	2,250,203	$21,554,797	(543,769)	$(4,955,588)

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Fund Expenses — Six Month Period Ended September 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fixed Income Macro Strategies Fund				Long Short Credit Strategies Fund
Share Class	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*
Class A
Actual	$1,000.00	$994.30		$8.80	$1,000.00	$1,029.20		$7.38
Hypothetical 5% return	1,000.00	1,016.24	+	8.90	1,000.00	1,017.80	+	7.33
Class C
Actual	1,000.00	990.90		12.48	1,000.00	1,025.30		11.17
Hypothetical 5% return	1,000.00	1,012.53	+	12.61	1,000.00	1,014.04	+	11.11
Institutional
Actual	1,000.00	996.60		7.21	1,000.00	1,030.90		5.65
Hypothetical 5% return	1,000.00	1,017.85	+	7.28	1,000.00	1,019.50	+	5.62
Class IR
Actual	1,000.00	995.50		7.55	1,000.00	1,030.50		6.06
Hypothetical 5% return	1,000.00	1,017.50	+	7.64	1,000.00	1,019.10	+	6.02
Class R
Actual	1,000.00	993.20		9.89	1,000.00	1,027.90		8.64
Hypothetical 5% return	1,000.00	1,015.14	+	10.00	1,000.00	1,016.54	+	8.59

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Fixed Income Macro Strategies	1.76%	2.50%	1.44%	1.51%	1.98%
Long Short Credit Strategies	1.45	2.20	1.11	1.19	1.70

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Fixed Income Macro Strategies Fund and Goldman Sachs Long Short Credit Strategies Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except with respect to the Fixed Income Macro Strategies Fund) ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fixed Income Macro Strategies Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group, had outperformed the Fund’s LIBOR-based benchmark index by 3.82%, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (the “Fund’s Competitor Fund Average”), for the one-year period ended March 31, 2016. They noted that the Fixed Income Macro Strategies Fund had certain significant differences from its benchmark index that caused it to be an imperfect basis for comparison. They also noted changes to the Fixed Income Macro Strategies Fund’s investment strategy in November 2015 to eliminate the Fund’s exposure to directional “spread products” (i.e., taxable bonds that are not U.S. Treasury securities). The Trustees also recalled that the Long Short Credit Strategies Fund was launched in April 2014 in connection with the reorganization of the Goldman Sachs Credit Strategies Fund, a closed-end interval fund, with and into the Long Short Credit Strategies Fund. They noted that the Long Short Credit Strategies Fund’s Institutional Shares (when viewed together with its predecessor) had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 0.20%, 0.48%, and 3.20%, respectively, for the one-, three-, and five-year periods; and had underperformed the Fund’s Competitor Fund Average for the one-, three-, and five-year periods ended March 31, 2016. However, they noted that the Long Short Credit Strategies Fund implements a long/short credit strategy, while the Goldman Sachs Credit Strategies Fund implemented a long-only credit strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. With respect to the Fixed Income Macro Strategies Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fixed Income Macro Strategies Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Fixed Income Macro Strategies Fund	Long Short Credit Strategies Fund
First $1 billion	1.50%	1.00%
Next $1 billion	1.50	0.90
Next $3 billion	1.35	0.86
Next $3 billion	1.29	0.84
Over $8 billion	1.26	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Fixed Income Macro Strategies Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization;

(g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

76

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (‘‘SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 71747-TMPL-11/2016 FIALTSAR-16/1.9K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2016

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	BOND

■	CORE FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	29

Financial Statements	104

Financial Highlights	108

Notes to the Financial Statements	116

Other Information	143

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset

Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Shifting expectations about global economic conditions and central bank monetary policy influenced the performance of the global fixed income markets during the six months ended September 30, 2016 (the “Reporting Period”).

During the second quarter of 2016 when the Reporting Period began, spread (or non-government bond) sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish commentary tends to imply higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 Gross Domestic Product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries by a double-digit margin, followed at some distance by sovereign emerging markets debt

2

MARKET REVIEW

and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, mortgage-backed securities and asset-backed securities also outperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields on maturities of less than four years rose and yields on maturities of four years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 17 basis points to end the Reporting Period at 1.59%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected the economic growth outlook for the U.S., Japan and China to improve. In the U.S., a strong labor market appeared to be supporting consumption, and a slower pace of monetary policy normalization should, in our view, prevent a sharp tightening of financial conditions. We also believed that positive developments in the manufacturing sector, arising from a decline in inventories as well as a boost in consumer spending due to a strengthening labor market, may further support U.S. economic growth for the rest of 2016. Despite “prudence in the removal of policy accommodation,” as described by Fed Governor Lael Brainard before the September 2016 policy meeting, we expect the Fed to raise short term rates later in 2016.

In Europe, we expect the ECB to extend its quantitative easing program beyond March 2017, when it is currently scheduled to end, to address a weak economic growth and inflation outlook. We believe Eurozone inflation will likely continue to be disappointing and that economic growth may slow in 2017. While the U.K. appears to have avoided the worst immediate near-term Brexit scenario, we expect additional easing from the BoE in the coming months. Political uncertainty arising from negotiations on issues such as immigration and access to the European Union’s single market are likely, in our view, to provide challenges for the U.K.’s economic outlook, and thus we anticipate weak economic growth in the U.K. during 2017.

In Japan, we believe the continuation and expansion of the BoJ’s accommodative monetary policy means economic growth could potentially surprise to the upside, though we believe Abenomics is running out of ammunition. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) In China, the government’s rapid fiscal policy response to the economic slowdown earlier in 2016 suggests to us that the country’s positive growth impulses are likely to continue in the near term.

In the months ahead, political uncertainty has the potential to increase market volatility. These uncertainties include the November 2016 U.S. elections, the December 2016 Italian referendum on constitutional reform and 2017 elections in Germany and France.

3

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R6 and R Shares generated cumulative total returns, without sales charges, of 2.95%, 2.67%, 3.12%, 2.87%, 3.08%, 3.13% and 2.82%, respectively. These returns compare to the 2.68% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy further boosted the Fund’s relative results, with relative value trades in Australian, European, Japanese and U.S. rates driving strong performance. Bottom-up individual issue selection overall added value as well.

Our top-down currency strategy generated mixed results. In our currency strategy, positions in emerging market currencies detracted from the Fund’s performance during the Reporting Period, particularly a long position in the Mexican peso and short positions in the South Korean won and the New Taiwan dollar. However, developed market currencies generally contributed positively to the Fund’s performance during the Reporting Period, driven by a short position in the euro and tactical trading in the British pound. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to collateralized loan obligations (“CLOs”), non-agency mortgage-backed securities and asset-backed securities (“ABS”) contributed positively to relative results. An overweight relative to the Barclays Index in emerging markets debt further contributed positively to performance, as spreads, or the yield differential between these bonds and duration-equivalent U.S. Treasuries, tightened during the Reporting Period on increased investor flows to the asset class. Allocations to tax-exempt Puerto Rican municipal debt added to returns as well. Only partially offsetting these positive contributors was a shift from an overweight position in corporate credit to an underweight in June 2016 on a contribution to duration basis, which detracted from performance, as spreads tightened throughout the summer of 2016. An underweight to agency mortgage-backed securities further detracted from performance, as the sector benefited from low interest rate volatility and demand from foreign investors and domestic commercial banks looking for yield. Government/swaps exposure also detracted from the Fund’s returns during the Reporting Period.

Individual issue selection of mortgage-backed securities within the securitized sector contributed positively to the Fund’s performance. Corporate curve positioning, a down-in-quality bias, and selections of industrial high yield names

4

PORTFOLIO RESULTS

helped most within the corporate credit sector. Selections of Puerto Rican sales tax-backed bonds added to returns within the municipal bond sector. Within emerging market debt, selections of U.S. dollar-denominated Venezuelan debt and Brazilian inflation-linked securities proved most beneficial. Tactical trades within the Fund’s government/ swaps strategy offset underperformance from selections of U.S. government securities. The government/swaps strategy is primarily implemented via interest rate swaps and/or futures. There were no meaningful detractors from a security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Barclays Index. We maintained a short U.S. duration position relative to the Barclays Index given generally positive inflation, labor market and economic growth data during the Reporting Period. U.S. financial conditions eased during the Reporting Period, further supporting our view. Most notably, this positioning detracted from the Fund’s performance following the U.K. vote to exit the European Union, popularly known as Brexit, which led to heightened market volatility and a subsequent rally in U.S. interest rates. As market volatility subsequently declined, market expectations for an interest rate hike in 2016 edged higher due to hawkish comments from select Federal Reserve (“Fed”) officials before the Fed’s September 2016 meeting. (Hawkish commentary tends to imply higher interest rates.) This benefited the Fund’s short U.S. duration position in August 2016. In September 2016, the Fed met our expectations and left rates unchanged. However, three members of the Fed dissented in favor of a rate hike. The statement noted that the case for a rate hike “has strengthened,” but the majority of Fed policymakers wanted more evidence of further economic progress before moving the interest rate.

We maintained a neutral duration stance in Europe, as the European Central Bank (“ECB”) continued to ease and implemented its corporate sector asset purchase program in April 2016. We added a modest short duration position in Japan, as its yield curve experienced significant flattening since its central bank’s introduction of negative interest rates. (A flattening yield curve is one in which the differential between yields on longer-term maturities and shorter-term maturities narrows.) We believed stretched valuations and a number of upcoming fiscal and monetary policy meetings would pressure rates higher, particularly at the long-term end of the yield curve. This positioning slightly detracted from the Fund’s performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund.
[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

5

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no significant changes in the Fund’s U.S. duration positioning during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index throughout the Reporting Period. As mentioned earlier, we maintained a neutral duration in Europe and added a small short duration position in Japan.

From a sector perspective, we moved from an overweight to an underweight exposure to corporate credit at the end of June 2016 on a contribution to duration basis. We changed our positioning in corporate credit relative to the Barclays Index because we believed the U.S. is in the late stage of the credit cycle and expected seasonal weakness during the summer months. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors. We maintained the Fund’s underweighted exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors amid high prepayment speeds.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	At the end of September 2016, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities, non-agency mortgage-backed securities and high yield corporate bonds. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities and, to a lesser extent, in quasi-government securities and investment grade corporate bonds. The Fund held rather neutral positions compared to the Barclays Index in commercial mortgage-backed securities, covered bonds and emerging markets debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund maintained a shorter overall duration compared to that of the Barclays Index at the end of the Reporting Period.

6

FUND BASICS

Bond Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.95%	2.68%	1.29%	1.09%
Class C	2.67	2.68	0.64	0.38
Instititutional	3.12	2.68	1.66	1.46
Service	2.87	2.68	1.16	0.94
Class IR	3.08	2.68	1.57	1.37
Class R6	3.13	2.68	1.61	1.40
Class R	2.82	2.68	1.10	0.88

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	1.01%	3.30%	4.39%	11/30/06
Class C	3.22	3.33	4.02	11/30/06
Institutional	5.27	4.46	5.16	11/30/06
Service	4.76	3.94	4.94	6/20/07
Class IR	5.28	4.37	4.93	11/30/07
Class R6	5.25	N/A	4.78	7/31/15
Class R	4.66	3.83	4.43	11/30/07

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.02%
Class C	1.54	1.77
Institutional	0.45	0.68
Service	0.95	1.19
Class IR	0.54	0.77
Class R6	0.43	0.71
Class R	1.04	1.28

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

9

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R6 and R Shares generated cumulative total returns, without sales charges, of 2.89%, 2.40%, 3.05%, 2.80%, 3.01%, 3.06% and 2.66%, respectively. These returns compare to the 2.68% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting
Period?

A	Our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy further boosted the Fund’s relative results, with relative value trades in Australian, European, Japanese and U.S. rates driving strong performance. Bottom-up individual security selection overall added value as well.

Our top-down currency strategy detracted from Fund performance during the Reporting Period, primarily due to a long position in the Swedish krona. A short position in the New Zealand dollar initiated in May 2016 further detracted from the Fund’s relative results. This was slightly offset by the positive contributions made by a long position in the Norwegian krone and tactical trading in the British pound on the back of heightened market volatility surrounding the Brexit vote, i.e. the U.K. referendum on its membership in the European Union. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to collateralized loan obligations (“CLOs”), asset-backed securities (“ABS”) and agency debt contributed positively to relative results. An overweight relative to the Barclays Index in emerging markets debt further contributed to performance, as spreads, or the yield differential between these bonds and duration-equivalent U.S. Treasuries, tightened during the Reporting Period on increased investor flows to the asset class. Only partially offsetting these positive contributors was a shift from an overweight position in corporate credit to an underweight in June 2016 on a contribution to duration basis, which detracted from performance, as spreads tightened throughout the summer of 2016. An underweight to agency mortgage-backed securities further detracted from performance, as the sector benefited from low interest rate volatility and demand from foreign investors and domestic commercial banks looking for yield. Government/swaps exposure also detracted from the Fund’s returns during the Reporting Period.

Individual issue selection of corporate credits contributed positively to the Fund’s performance. Corporate curve positioning, a down-in-quality bias, and selections of financial investment grade names helped most within the corporate credit sector. Selections of mortgage-backed securities and commercial mortgage-backed securities

10

PORTFOLIO RESULTS

added to returns within the securitized sector. To a lesser extent, selections of agency government debt and Treasury inflation protected securities (“TIPS”) within the Fund’s government/swaps strategy contributed positively to the Fund’s returns as well. The government/swaps selections strategy is primarily implemented via interest rate swaps and/or futures. Within emerging markets debt, selections of U.S. dollar-denominated.

Mexican debt detracted from the Fund’s relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Barclays Index. We maintained a short U.S. duration position relative to the Barclays Index given generally positive inflation, labor market and economic growth data during the Reporting Period. U.S. financial conditions eased during the Reporting Period, further supporting our view. Most notably, this positioning detracted from the Fund’s performance following the U.K. vote to exit the European Union, popularly known as Brexit, which led to heightened market volatility and a subsequent rally in U.S. interest rates. As market volatility subsequently declined, market expectations for an interest rate hike in 2016 edged higher due to hawkish comments from select Federal Reserve (“Fed”) officials before the Fed’s September 2016 meeting. (Hawkish commentary tends to imply higher interest rates.) This benefited the Fund’s short U.S. duration position in August 2016. In September 2016, the Fed met our expectations and left rates unchanged. However, three members of the Fed dissented in favor of a rate hike. The statement noted that the case for a rate hike “has strengthened,” but the majority of Fed policymakers wanted more evidence of further economic progress before moving the interest rate.

We maintained a neutral duration stance in Europe, as the European Central Bank (“ECB”) continued to ease and implemented its corporate sector asset purchase program in April 2016. We added a modest short duration position in Japan, as its yield curve experienced significant flattening since its central bank’s introduction of negative interest rates. (A flattening yield curve is one in which the differential between yields on longer-term maturities and shorter-term maturities narrows; steepening is the reverse.) We believed stretched valuations and a number of upcoming fiscal and monetary policy meetings would pressure rates higher, particularly at the long-term end of the yield curve. This positioning slightly detracted from the Fund’s performance during the Reporting Period. The Bank of Japan kept interest rates unchanged but unveiled a “quantitative and qualitative easing (“QQE”) program with yield curve control” framework at its September 2016 meeting. We removed the Fund’s short position in Japanese rates following notable steepening ahead of the Bank of Japan meeting and ended the Reporting Period with a neutral position in Japanese rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

11

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no significant changes in the Fund’s U.S. duration positioning during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index throughout the Reporting Period. As mentioned earlier, we maintained a neutral duration in Europe. We added a small short duration position in Japan and then moved to a neutral duration position in Japan in September 2016.

From a sector perspective, we moved from an overweight to an underweight exposure to corporate credit at the end of June 2016 on a contribution to duration basis. We changed our positioning in corporate credit relative to the Barclays Index because we believe the U.S. is in the late stage of the credit cycle and expected seasonal weakness during the summer months. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors. We maintained the Fund’s underweighted exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors amid high prepayment speeds.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	At the end of September 2016, the Fund had its most overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities and investment grade corporate bonds (with an emphasis on the industrials and financials industries). The Fund also had a modestly overweighted exposure at the end of the Reporting Period to quasi-government securities. The Fund had its most underweighted exposure relative to the Barclays Index in U.S. government securities. The Fund maintained rather neutral exposures relative to the Barclays Index to residential mortgage-backed securities, commercial mortgage-backed securities, covered bonds and emerging markets debt. The Fund had no exposure to high yield corporate bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund maintained a modestly short duration overall compared to that of the Barclays Index at the end of the Reporting Period.

12

FUND BASICS

Core Fixed Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.89%	2.68%	1.12%	1.05%
Class C	2.40	2.68	0.42	0.36
Institutional	3.05	2.68	1.50	1.43
Service	2.80	2.68	1.00	0.94
Class IR	3.01	2.68	1.41	1.34
Class R6	3.06	2.68	1.52	1.45
Class R	2.66	2.68	0.91	0.85

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.96%	2.40%	3.58%	4.76%	5/1/97
Class C	3.10	2.40	3.20	4.05	8/15/97
Institutional	5.24	3.54	4.33	5.43	1/5/94
Service	4.72	3.02	3.81	4.87	3/13/96
Class IR	5.16	3.45	N/A	3.93	11/30/07
Class R6	5.16	N/A	N/A	4.65	7/31/15
Class R	4.54	2.92	N/A	3.42	11/30/07

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end . They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.85%
Class C	1.53	1.60
Institutional	0.44	0.51
Service	0.94	1.01
Class IR	0.53	0.60
Class R6	0.43	0.49
Class R	1.03	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

16

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs

Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated cumulative total returns, without sales charges, of 2.83%, 2.47%, 3.00%, 2.75%, 2.96% and 3.01%, respectively. These returns compare to the 3.06% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Detracting from the Fund’s performance most was our currency strategy. An underweight relative to the Barclays Index in Asian currencies, including the South Korean won, New Taiwan dollar and Malaysian ringgit versus the U.S. dollar, detracted the most. We remained underweight this basket of Asian currencies during the Reporting Period based on our concerns about a weaker Chinese yuan, higher U.S. interest rates and a protracted slowdown in the Chinese economy. To a more modest degree, our duration strategy also detracted. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection generated mixed results. Our corporate selection strategy detracted, offset by individual issue selection within the securitized sector, which contributed positively. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). The securitized selection strategy is primarily implemented via cash rate bonds (including what are known as to-be-announced securities (“TBAs”)). Individual issue selection strategies reflect any active views we take on a particular sector.

One of the primary positive contributors to the Fund’s performance was our country strategy. Within our country strategy, a number of relative value trades performed well. These included a long Europe at four-year/five-year versus short Japan at the 20-year node in July and August 2016; a long Europe versus short U.S. at the 10-year node, and a long U.S. at 30-year versus short Japan at 20-year node, as the Japan sovereign rate curve steepened through July 2016. (A steepening yield curve is one wherein the differential between yields on shorter maturities and longer maturities widens.) The country strategy is primarily implemented via interest rate swaps and/or futures.

Our cross-sector strategy also performed well during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our corporate selection strategy, exposure to cash bonds versus synthetics hurt most, especially within the European corporate bond sector. Amongst individual names, Fund positions in industrials, such as Verizon and AB Inbev, disappointed most. (A cash bond is one wherein one party gives to another an amount of money to secure the fulfillment of an obligation. A synthetic bond is a position made up of a mixture of investments, potentially including derivatives and other similar instruments, designed to mimic the cash flow and risk profile of a corporate bond.) Partially offsetting these detractors was individual issue selection

17

PORTFOLIO RESULTS

within the securitized sector, which contributed positively. The securitized selection strategy contributed positively, driven mainly by selection within mortgage-backed securities derivatives, which were supported by favorable prepayment speed reports.

Our cross-sector strategy added value, benefiting most from the Fund’s exposure to high quality, AAA-rated collateralized loan obligations (“CLOs”), mainly in April 2016 and July 2016, when the securities rallied along with other risk assets. A modest underweight relative to the Barclays Index in emerging markets debt also contributed positively, mainly in July and August 2016.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning modestly detracted from its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. That said, we maintained a short U.S. duration position relative to the Barclays Index throughout the Reporting Period. We initiated a short Japanese duration position in April 2016 on the expectations of steepening at the long-term end of its yield curve. The Japanese sovereign rate curve considerably flattened prior to that due to the negative rates introduced by the Bank of Japan, pushing investors to longer duration instruments in search for yield. We closed the short Japanese rate position in August 2016.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we adjusted the Fund’s U.S. and Japanese duration positions during the Reporting Period as market conditions and central bank policy shifted.

From a sector perspective, on a market-value weighted basis, we reduced the Fund’s weighting in corporate credit, as we believe the markets are in the late stages of the credit cycle and spreads, or yield differentials to U.S. Treasuries, may widen. We tactically adjusted the Fund’s position in short-dated agency mortgage-backed securities, but mostly maintained an underweight exposure to the sector given our view that the securities’ valuations were unattractive amid skewed supply/demand factors.

From a country perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Barclays Index to the U.S. and Japan and decreased its relative weightings in the Eurozone overall. Within the

[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

18

PORTFOLIO RESULTS

Eurozone, we increased relative exposures to Spain and Italy and decreased relative exposures to Germany and Ireland.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	At the end of September 2016, on a market-value weighted basis, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities. The Fund had underweighted exposure relative to the Barclays Index in government securities, quasi-government securities, covered bonds, investment grade corporate bonds and emerging markets debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had no position in high yield corporate bonds at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Barclays Index in the U.S. and Japan. The Fund was underweight compared to the Barclays Index in the U.K., Australia and the Eurozone overall. Within the Eurozone, the Fund was overweight Spain and Italy, underweight Germany and France and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Canada. Denmark, Norway and Sweden. The Fund had a modestly shorter duration than the Barclays Index at the end of the Reporting Period.

19

FUND BASICS

Global Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.83%	3.06%	0.05%	-0.06%
Class C	2.47	3.06	-0.57	-0.81
Institutional	3.00	3.06	0.37	0.27
Service	2.75	3.06	-0.10	-0.23
Class IR	2.96	3.06	0.28	0.18
Class R6	3.01	3.06	0.38	0.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.51%	3.30%	4.09%	5.33%	8/2/91
Class C	3.67	3.33	3.71	4.01	8/15/97
Institutional	5.82	4.46	4.85	5.75	8/1/95
Service	5.03	3.87	4.29	5.44	3/12/97
Class IR	5.77	4.34	N/A	4.02	7/30/10
Class R6	5.83	N/A	N/A	5.11	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end . They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.15%
Class C	1.77	1.90
Institutional	0.69	0.81
Service	1.18	1.29
Class IR	0.78	0.90
Class R6	0.68	0.79

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

21

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
U.S. Dollar[7]	59.0%	56.6%
Japanese Yen	20.5	17.0
Euro	18.9	25.7
British Pound	3.4	3.8
Canadian Dollar	2.0	2.1
Swedish Krona	0.6	0.0
South Korean Won	0.5	0.5
Mexican Peso	0.4	0.6
Australian Dollar	0.3	0.3
South African Rand	0.2	0.2
Danish Krone	0.1	0.1
Polish Zloty	0.1	0.1
Czech Koruna	0.1	0.1

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/16 and 3/31/16 would have been 59.0% and 61.7%, respectively.

22

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs

Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R6 and R Shares generated cumulative total returns, without sales charges, of 2.73%, 2.34%, 2.90%, 2.86%, 2.91% and 2.60%, respectively. These returns compare to the 0.30% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual issue selection within the various credit sectors contributed most positively to the Fund’s performance during the Reporting Period. These strategies reflect any active views we take on particular sectors. Within our top-down strategies, our country strategy contributed positively to Fund performance. The Fund benefited during the Reporting Period from a long European peripherals (such as Italy and Spain) position. Long Australian rates versus short U.S. rates and long European rates versus short Japanese rates positions also helped.

Conversely, our currency strategy detracted from Fund performance during the Reporting Period. Exposure to emerging market currencies hurt most, including an overweighted exposure to the Mexican peso and an underweighted allocation to a basket of Asian currencies, such as the South Korean won and the New Taiwan dollar. We believe the environment was supportive of being long the Mexican peso given the country’s close ties to the U.S. We still liked this trade at the end of the Reporting Period, but we are cognizant of the possibility of heightened volatility that may come heading into the U.S. election. We were short a basket of Asian currencies given a potential slowdown in economic growth in China.

The Fund’s duration strategy detracted from its performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the various credit sectors was most beneficial to the Fund’s performance during the Reporting Period. An emphasis on structured credit assets, such as collateralized loan obligations (“CLOs”) and agency/non-agency mortgage-backed securities especially drove performance. In the securitized credit space, we tended to favor high quality and short duration assets. We favored these assets because we believe CLOs continue to provide strong carry as a high credit quality asset, and the U.S. real estate market, in our view, continues to support residential mortgage-backed securities. (Carry is the cost or benefit of owning that asset.) All that said, the Fund held modest exposure to credit sectors overall, especially the corporate credit sector, where we were not especially optimistic. We believe we are in the late stage of the credit cycle where companies typically exhibit higher leverage and lower margins. Moreover, high yield corporate credit performed strongly year-to-date through September 30, 2016, with spreads, or yield differentials to U.S. Treasuries, tightening significantly, so there may not be much more room to go.

The Fund also benefited from exposure to external emerging markets debt, such as that of Brazil, Argentina, Mexico and Venezuela. Emerging markets overall performed well during

23

PORTFOLIO RESULTS

the Reporting Period given the seeming stabilization in oil prices. While the Fund owned bonds in select countries, the Fund was underweighted China. Concerns with China tend to come in waves, in our view — centered around slowing economic growth, currency depreciation, capital outflows and a persistent overhang of debt. While these concerns abated in market focus during the Reporting Period, they remained in the background.

On the municipal credit side, the Fund held a modest exposure to Puerto Rico municipal bonds. The Fund primarily held general obligation bonds and sales tax-backed bonds, which aided performance given the progress made by the commonwealth toward a debt restructuring.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning detracted from results during the Reporting Period. We tactically kept a short U.S. rates position in the Fund during the Reporting Period, which detracted as the Federal Reserve (the “Fed”) has been cautious regarding a potential rate hike. We had moved in and out of this position given certain market technicals, or supply/demand factors, but by the end of the Reporting Period, we had positioned the Fund to take advantage of a potential interest rate hike in December 2016. At the same time, we positioned the Fund to take advantage of relative value positions across global interest rates. With Japanese and European rates in negative territory, we believed this level seemed unsustainable, so we were able to prudently position the Fund for poor performance in Japanese and European rates versus other developed markets.

Yield curve positioning contributed positively to the Fund’s performance during the Reporting Period. The Fund held tactical positions in various yield curve steepeners in Japan and Europe at various points during the Reporting Period. As we tactically shifted these positions during the Reporting Period, we were able to take advantage of period when yield curves generally steepened. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Both the country strategy and currency strategy employ derivatives to achieve their views. In the country strategy, the Team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively to the Fund’s performance during the Reporting Period. In the currency strategy, transactions were carried out primarily using OTC spot and forward foreign exchange contracts as well as by purchasing OTC options. The currency strategy overall detracted from the Fund’s performance during the Reporting Period. The duration strategy, implemented through derivatives as described above, also detracted from Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the

24

PORTFOLIO RESULTS

fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Positioning throughout the Reporting Period remained consistent with themes we have been focusing on for some time now. We positioned the Fund for modest economic growth in the U.S., evidenced by the Fund’s short U.S. duration position. We were also poised to take more risk in the Fund’s relative value rates strategy. We reduced the Fund’s long U.S. dollar exposure on the view that we expect the U.S. dollar to come under pressure over the longer term, driven by decent global economic growth and a more cautious Fed. The Fund’s credit exposure remained relatively consistent during the Reporting Period, wherein we maintained a focus on structured credit and a less favorable view on corporate credit.

Also, as mentioned earlier, we tactically adjusted the Fund’s duration, country and currency positions during the Reporting Period as market conditions and perceptions around central bank policy shifted. We believed there was opportunity to take advantage of dislocations in the global landscape through relative value trades in both currencies and rates.

Q	How was the Fund positioned at the end of September 2016?

A	At the end of September 2016, the Fund had the majority of its total net assets invested in U.S. government securities, followed by CLOs, agency and non-agency mortgage-backed securities, asset-backed securities, emerging markets debt, commercial mortgage-backed securities, high yield corporate bonds, investment grade corporate bonds, corporate bank loans, municipal bonds and quasi-government securities. At the end of the Reporting Period, we maintained a cautious stance on credit overall given less favorable seasonal conditions, as we had exited the summer season and were, in our view, in the late stages of the credit cycle. The Fund also had a substantial position in cash and cash equivalents at the end of the Reporting Period.

The Fund’s largest duration positions at the end of the Reporting Period were its long duration position in Japan versus its short duration positions in the U.S. and U.K. and virtually neutral duration position in Europe. From a currency perspective, the Fund maintained its most long currency positions in the U.S. dollar, Swedish krona and Mexican peso. The Fund was most short the euro and a basket of Asian currencies at the end of the Reporting Period.

25

FUND BASICS

Strategic Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.73%	0.30%	1.69%	1.69%
Class C	2.34	0.30	1.01	1.01
Institutional	2.90	0.30	2.10	2.10
Class IR	2.86	0.30	2.00	2.00
Class R6	2.91	0.30	2.10	2.09
Class R	2.60	0.30	1.50	1.50

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-3.18%	2.57%	1.90%	6/30/10
Class C	-1.21	2.58	1.76	6/30/10
Institutional	0.87	3.72	2.87	6/30/10
Class IR	0.79	3.63	2.78	6/30/10
Class R6	0.89	N/A	-0.20	7/31/15
Class R	0.28	3.10	2.26	6/30/10

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end . They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	0.91%
Class C	1.66	1.66
Institutional	0.57	0.57
Class IR	0.66	0.66
Class R6	0.55	0.55
Class R	1.16	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

27

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

28

GOLDMAN SACHS BOND FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 23.6%
Automotive – 0.6%
Ford Motor Credit Co. LLC
$2,175,000	5.875%		08/02/21	$2,482,784
General Motors Financial Co., Inc.
1,050,000	3.500		07/10/19	1,081,709

				3,564,493

Banks – 3.8%
Banco Nacional de Costa Rica(a)
260,000	6.250		11/01/23	269,490
Bank of America Corp.
625,000	4.125		01/22/24	677,810
575,000	4.000		04/01/24	619,627
Citigroup, Inc.(b)(c)
375,000	5.875		03/27/49	378,750
450,000	6.250		08/15/49	483,187
Compass Bank
275,000	1.850	(b)	09/29/17	274,665
475,000	5.500		04/01/20	509,231
Credit Suisse Group AG(a)(b)(c)
200,000	7.500		12/18/49	203,750
Credit Suisse Group Funding Guernsey Ltd.
250,000	3.750		03/26/25	248,385
Deutsche Bank AG
150,000	2.500		02/13/19	145,556
Discover Financial Services(b)
900,000	3.750		03/04/25	910,773
ING Bank NV(b)(c)
700,000	4.125		11/21/23	716,730
Intesa Sanpaolo SpA
675,000	2.375		01/13/17	675,938
950,000	3.875		01/16/18	968,697
425,000	5.017	(a)	06/26/24	392,062
JPMorgan Chase & Co.(b)(c)
1,075,000	5.300		05/01/49	1,089,781
Lloyds Bank PLC
350,000	2.300		11/27/18	353,806
1,875,000	2.350		09/05/19	1,900,671
Macquarie Bank Ltd.(a)
400,000	6.625		04/07/21	460,629
Mitsubishi UFJ Financial Group, Inc.
525,000	2.950		03/01/21	540,554
475,000	3.850		03/01/26	515,202
Mizuho Financial Group, Inc.(a)
1,150,000	2.632		04/12/21	1,164,246
PNC Preferred Funding Trust II(a)(b)(c)
800,000	2.073		03/29/49	764,000
Royal Bank of Scotland Group PLC(b)(c)
375,000	8.625		08/15/49	371,250
Santander Bank NA
325,000	2.000	(b)	01/12/18	325,040
400,000	8.750		05/30/18	438,452
Santander UK Group Holdings PLC
950,000	2.875		10/16/20	957,206
Santander UK PLC(a)
1,000,000	5.000		11/07/23	1,042,156

Corporate Obligations – (continued)
Banks – (continued)
Sumitomo Mitsui Financial Group, Inc.(a)
$975,000	4.436%		04/02/24	$1,070,185
Synchrony Financial(b)
1,675,000	3.000		08/15/19	1,714,572
UBS Group Funding Jersey Ltd.(a)
1,275,000	4.125		09/24/25	1,336,186

				21,518,587

Brokerage – 0.4%
Morgan Stanley, Inc.
325,000	3.875		04/29/24	347,584
1,050,000	3.700		10/23/24	1,107,915
50,000	4.000		07/23/25	53,768
750,000	5.550	(b)(c)	07/15/49	766,875

				2,276,142

Building Materials(a)(b) – 0.1%
HD Supply, Inc.
300,000	5.250		12/15/21	318,750

Chemicals(b) – 0.1%
LyondellBasell Industries NV
300,000	5.000		04/15/19	321,985
Westlake Chemical Corp.(a)
500,000	3.600		08/15/26	501,418

				823,403

Consumer Cyclical Services(b) – 0.2%
The Priceline Group, Inc.
1,000,000	3.600		06/01/26	1,048,476

Consumer Products(b) – 0.1%
Sally Holdings LLC/Sally Capital, Inc.
450,000	5.625		12/01/25	483,187
Spectrum Brands, Inc.
100,000	6.625		11/15/22	108,250

				591,437

Diversified Financial Services – 0.1%
GE Capital International Funding Co.
551,000	4.418		11/15/35	618,423

Electric(b) – 0.8%
Consumers Energy Co.
850,000	3.950		05/15/43	936,329
Fortive Corp.(a)
2,100,000	3.150		06/15/26	2,159,655
Puget Sound Energy, Inc.(c)
600,000	6.974		06/01/67	516,000
The Southern Co.
1,025,000	2.350		07/01/21	1,044,576

				4,656,560

Energy – 1.6%
Anadarko Petroleum Corp.
330,000	3.450	(b)	07/15/24	325,513
275,000	6.450		09/15/36	321,282

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Energy – (continued)
	Antero Resources Corp.(b)
	$475,000	5.625%	06/01/23	$483,312
	Apache Corp.(b)
	100,000	3.250	04/15/22	102,614
	275,000	2.625	01/15/23	270,729
	650,000	4.250	01/15/44	631,422
	ConocoPhillips Co.(b)
	150,000	4.200	03/15/21	162,353
	580,000	3.350	11/15/24	593,812
	325,000	4.950	03/15/26	366,329
	400,000	4.150	11/15/34	399,200
	Devon Energy Corp.(b)
	250,000	3.250	05/15/22	248,213
	200,000	5.600	07/15/41	201,798
	Laredo Petroleum, Inc.(b)
	150,000	6.250	03/15/23	146,250
	Occidental Petroleum Corp.(b)
	825,000	3.400	04/15/26	870,382
	Petrobras Global Finance BV
	80,000	4.875	03/17/20	80,354
	260,000	8.375	05/23/21	283,673
	Petroleos de Venezuela SA
	50,000	9.000	11/17/21	28,255
	670,000	6.000	05/16/24	281,400
	420,000	6.000	11/15/26	176,358
	130,000	5.375	04/12/27	54,119
	10,000	5.500	04/12/37	4,088
	Petroleos Mexicanos
	19,000	6.375	02/04/21	20,624
EUR	410,000	5.125	03/15/23	514,691
	$260,000	4.500	01/23/26	252,252
	1,464,000	6.875	08/04/26	1,650,660
	49,000	5.500	06/27/44	41,998
	10,000	6.375	01/23/45	9,600
	10,000	5.625	01/23/46	8,723
	210,000	6.750 (a)	09/21/47	210,000
	Pioneer Natural Resources Co.(b)
	525,000	3.450	01/15/21	545,928

				9,285,932

	Food & Beverage – 1.7%
	Anheuser-Busch InBev Finance, Inc.(b)
	2,425,000	2.650	02/01/21	2,502,348
	2,050,000	3.650	02/01/26	2,201,700
	300,000	4.900	02/01/46	356,934
	Kraft Heinz Foods Co.(b)
	525,000	2.800	07/02/20	544,071
	775,000	3.950	07/15/25	838,503
	1,000,000	4.375	06/01/46	1,058,026
	Molson Coors Brewing Co.(b)
	300,000	2.100	07/15/21	302,761
	400,000	3.000	07/15/26	402,770
	SABMiller Holdings, Inc.(a)
	675,000	4.950	01/15/42	788,436

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	Suntory Holdings Ltd.(a)
	$550,000	2.550%	09/29/19	$560,690

				9,556,239

	Food & Drug Retailers(b) – 0.9%
	CVS Health Corp.
	425,000	3.500	07/20/22	454,915
	1,525,000	3.375	08/12/24	1,613,943
	1,600,000	2.875	06/01/26	1,623,707
	Walgreens Boots Alliance, Inc.
	200,000	2.700	11/18/19	206,096
	500,000	2.600	06/01/21	511,684
	550,000	3.450	06/01/26	570,965
	50,000	4.800	11/18/44	55,118

				5,036,428

	Gaming – 0.1%
	MGM Resorts International
	475,000	6.750	10/01/20	532,000

	Health Care – Services – 0.5%
	Aetna, Inc.(b)
	450,000	2.400	06/15/21	455,211
	400,000	2.800	06/15/23	408,456
	CHS/Community Health Systems, Inc.(b)
	100,000	8.000	11/15/19	98,375
	Thermo Fisher Scientific, Inc.(b)
	800,000	3.000	04/15/23	819,298
	UnitedHealth Group, Inc.
	450,000	4.625	07/15/35	522,571
	525,000	4.750	07/15/45	629,574

				2,933,485

	Health Care Products – 0.1%
	Becton Dickinson & Co.
	475,000	2.675	12/15/19	490,537
	Stryker Corp.(b)
	275,000	2.625	03/15/21	283,472

				774,009

	Life Insurance(a) – 0.6%
	Reliance Standard Life Global Funding II
	675,000	2.500	01/15/20	684,084
	Teachers Insurance & Annuity Association of America
	295,000	4.900	09/15/44	331,790
	The Dai-ichi Life Insurance Co. Ltd.(b)(c)
	1,375,000	4.000	07/23/49	1,381,875
	The Northwestern Mutual Life Insurance Co.
	800,000	6.063	03/30/40	1,035,297

				3,433,046

	Media – Cable – 0.7%
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)(b)
	150,000	3.579	07/23/20	156,780
	925,000	4.908	07/23/25	1,020,326

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Media – Cable – (continued)
	DISH DBS Corp.(a)
	$1,300,000	7.750%		07/01/26	$1,381,250
	SFR Group SA(a)(b)
	1,000,000	6.000		05/15/22	1,017,500
	Time Warner Cable LLC
	225,000	5.000		02/01/20	243,899

					3,819,755

	Media – Non Cable – 0.7%
	21st Century Fox America, Inc.
	1,125,000	4.000		10/01/23	1,235,910
	NBCUniversal Media LLC
	750,000	4.375		04/01/21	834,519
	1,525,000	4.450		01/15/43	1,714,882
	Time Warner, Inc.(b)
	150,000	3.875		01/15/26	162,469

					3,947,780

	Metals & Mining(a) – 0.1%
	Glencore Finance Canada Ltd.
	880,000	2.700		10/25/17	881,320

	Noncaptive – Financial – 0.4%
	Capital One Financial Corp.(b)
	700,000	4.200		10/29/25	730,304
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	106,706
	$200,000	6.150		08/07/37	274,462
	172,000	5.875		01/14/38	230,357
	International Lease Finance Corp.(a)
	575,000	7.125		09/01/18	627,469
	Roper Technologies, Inc.(b)
	475,000	3.000		12/15/20	493,770

					2,463,068

	Packaging(b) – 0.2%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	575,000	5.750		10/15/20	592,969
	550,000	5.125	(a)	07/15/23	567,187

					1,160,156

	Paper(a)(b) – 0.1%
	Sappi Papier Holding GmbH
	550,000	7.750		07/15/17	564,124

	Pharmaceuticals – 1.6%
	AbbVie, Inc.(b)
	750,000	2.500		05/14/20	764,606
	500,000	2.300		05/14/21	504,343
	Actavis Funding SCS
	1,125,000	2.350		03/12/18	1,136,600
	275,000	3.450	(b)	03/15/22	288,705
	245,000	3.800	(b)	03/15/25	259,297
	550,000	4.850	(b)	06/15/44	604,975
	Bayer US Finance LLC(a)
	1,025,000	3.000		10/08/21	1,073,358

	Corporate Obligations – (continued)
	Pharmaceuticals – (continued)
	EMD Finance LLC(a)(b)
	$1,500,000	2.950%		03/19/22	$1,546,323
	Forest Laboratories LLC(a)(b)
	1,050,000	4.375		02/01/19	1,106,093
	425,000	5.000		12/15/21	475,648
	Teva Pharmaceutical Finance Netherlands III BV
	850,000	2.800		07/21/23	852,181
	750,000	3.150		10/01/26	753,470

					9,365,599

	Pipelines – 0.6%
	Enbridge, Inc.(b)
	325,000	3.500		06/10/24	322,848
	Energy Transfer Partners LP(b)
	70,000	3.600		02/01/23	68,891
	100,000	4.750		01/15/26	103,315
	Enterprise Products Operating LLC(b)(c)
	1,075,000	4.465		08/01/66	1,013,295
	Kinder Morgan, Inc.
	500	7.750		01/15/32	604
	Sunoco Logistics Partners Operations LP(b)
	200,000	4.250		04/01/24	207,749
	Western Gas Partners LP(b)
	525,000	3.950		06/01/25	517,898
	Williams Partners LP(b)
	475,000	3.600		03/15/22	483,251
	600,000	3.900		01/15/25	598,749

					3,316,600

	Property/Casualty Insurance(b) – 0.2%
	American International Group, Inc.
	450,000	3.750		07/10/25	471,981
	The Chubb Corp.(c)
	500,000	6.375		03/29/67	475,050

					947,031

	Real Estate Investment Trust – 1.5%
	American Campus Communities Operating Partnership LP(b)
	800,000	3.750		04/15/23	837,061
	ARC Properties Operating Partnership LP(b)
	575,000	3.000		02/06/19	585,781
	CBRE Services, Inc.(b)
	500,000	5.250		03/15/25	535,901
	DDR Corp.
	755,000	7.500		04/01/17	777,138
	Education Realty Operating Partnership LP(b)
	750,000	4.600		12/01/24	780,448
	HCP, Inc.
	525,000	6.000		01/30/17	532,509
	National Retail Properties, Inc.(b)
	400,000	4.000		11/15/25	426,528
	Select Income REIT(b)
	125,000	2.850		02/01/18	125,742
	225,000	3.600		02/01/20	228,464
	325,000	4.150		02/01/22	326,551

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trust – (continued)
	Trust F/1401(a)(b)
	$300,000	5.250%		12/15/24	$312,740
	Ventas Realty LP(b)
	975,000	3.250		10/15/26	984,111
	VEREIT Operating Partnership LP(b)
	750,000	4.125		06/01/21	778,292
	450,000	4.875		06/01/26	475,875
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(b)
	900,000	3.750		09/17/24	946,010

					8,653,151

	Retailers(b) – 0.3%
	Amazon.com, Inc.
	1,650,000	3.300		12/05/21	1,769,270
	Dollar Tree, Inc.
	50,000	5.250		03/01/20	51,938
	150,000	5.750		03/01/23	161,437

					1,982,645

	Schools – 0.1%
	Rensselaer Polytechnic Institute
	350,000	5.600		09/01/20	395,360

	Technology – 1.7%
	Cisco Systems, Inc.
	650,000	2.200		02/28/21	665,068
	Fidelity National Information Services, Inc.(b)
	1,000,000	3.625		10/15/20	1,060,671
	625,000	3.000		08/15/26	618,861
	Fiserv, Inc.(b)
	675,000	2.700		06/01/20	696,001
	Hewlett Packard Enterprise Co.(a)(b)
	525,000	4.900		10/15/25	560,336
	Intel Corp.(b)
	1,125,000	3.700		07/29/25	1,248,095
	Microsoft Corp.(b)
	800,000	3.125		11/03/25	851,002
	NVIDIA Corp.(b)
	575,000	2.200		09/16/21	576,751
	NXP BV/NXP Funding LLC(a)
	1,950,000	4.625		06/01/23	2,132,812
	Oracle Corp.(b)
	775,000	2.500		05/15/22	795,524
	Tech Data Corp.
	400,000	3.750		09/21/17	407,169

					9,612,290

	Tobacco – 1.1%
	BAT International Finance PLC(a)
	850,000	3.950		06/15/25	939,071
	Philip Morris International, Inc.(b)
	500,000	2.750		02/25/26	512,908
	Reynolds American, Inc.
	700,000	4.850		09/15/23	801,256
	3,550,000	4.450	(b)	06/12/25	3,960,827

					6,214,062

	Corporate Obligations – (continued)
	Transportation(a) – 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	$500,000	2.875%		07/17/18	$509,677
	750,000	3.050	(b)	01/09/20	771,179
	525,000	3.375	(b)	02/01/22	545,959

					1,826,815

	Wireless Telecommunications – 0.4%
	American Tower Corp.
	300,000	3.400		02/15/19	311,713
	275,000	3.300	(b)	02/15/21	287,480
	Crown Castle International Corp.
	300,000	2.250	(b)	09/01/21	299,757
	575,000	5.250		01/15/23	650,469
	Digicel Ltd.(a)(b)
	800,000	6.750		03/01/23	708,000
	Sprint Communications, Inc.(a)
	250,000	7.000		03/01/20	268,750

					2,526,169

	Wirelines Telecommunications – 1.9%
	AT&T, Inc.(b)
	400,000	4.450		04/01/24	439,661
	175,000	3.950		01/15/25	185,764
	2,100,000	3.400		05/15/25	2,157,557
	Telefonica Emisiones SAU
	600,000	5.134		04/27/20	661,406
	150,000	5.462		02/16/21	170,333
	Verizon Communications, Inc.
	275,000	2.625		02/21/20	282,813
	1,500,000	4.500		09/15/20	1,646,052
	2,100,000	5.150		09/15/23	2,446,347
	1,775,000	4.150	(b)	03/15/24	1,959,257
	900,000	2.625	(b)	08/15/26	883,323

					10,832,513

	TOTAL CORPORATE OBLIGATIONS
	(Cost $130,596,996)				$135,475,848

	Mortgage-Backed Obligations – 35.2%
	Adjustable Rate Non-Agency(c) – 0.6%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)
EUR	1,121,717	2.750%		04/20/20	$1,204,133
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$501,490	0.665		07/25/47	431,913
	DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A
	2,018,177	0.714		10/19/36	1,697,904
	Lehman XS Trust Series 2007-4N, Class 1A1
	7	0.655		03/25/47	8
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	283,692	1.689		12/25/46	242,457

	TOTAL ADJUSTABLE RATE NON-AGENCY				$3,576,415

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – 4.5%
Interest Only(d) – 0.2%
FHLMC STRIPS Series 304, Class C45
$490,146	3.000%	12/15/27	$41,500
FNMA REMIC Series 2011-124, Class SC(c)
789,088	6.025	12/25/41	146,769
FNMA REMIC Series 2014-6, Class SA(c)
768,312	6.075	02/25/44	155,016
FNMA REMIC Series 2016-3, Class IP
1,741,763	4.000	02/25/46	274,311
GNMA REMIC Series 2014-188, Class IB
1,357,936	4.000	12/20/44	168,855
GNMA REMIC Series 2015-117, Class KI
2,604,283	5.000	08/20/45	451,653
GNMA REMIC Series 2015-14, Class IO
1,221,544	5.000	10/20/44	211,834

			1,449,938

Inverse Floaters(c) – 1.2%
FHLMC REMIC Series 4314, Class SE
1,374,439	5.526	03/15/44	232,895
FHLMC REMIC Series 4320, Class SD
420,650	5.576	07/15/39	75,251
FHLMC REMIC Series 4326, Class GS
746,924	5.526	04/15/44	126,111
FHLMC REMIC Series 4431, Class ST
855,196	5.576	01/15/45	188,141
FHLMC REMIC Series 4583, Class ST
2,475,457	5.476	05/15/46	489,816
FNMA REMIC Series 2010-126, Class LS
1,230,917	4.477	11/25/40	219,753
FNMA REMIC Series 2011-63, Class FG
202,425	0.975	07/25/41	202,766
FNMA REMIC Series 2012-5, Class SA
1,048,804	5.425	02/25/42	177,178
FNMA REMIC Series 2012-88, Class SB
721,759	6.145	07/25/42	130,272
FNMA REMIC Series 2013-121, Class SA
895,232	5.575	12/25/43	166,205
FNMA REMIC Series 2013-96, Class SW
413,098	5.575	09/25/43	75,456
FNMA REMIC Series 2014-87, Class MS
1,371,138	5.725	01/25/45	259,111
FNMA REMIC Series 2015-79, Class SA
765,823	5.725	11/25/45	135,085
FNMA REMIC Series 2015-81, Class SA
2,826,351	5.175	11/25/45	452,163
FNMA REMIC Series 2015-82, Class MS
895,957	5.175	11/25/45	157,771
FNMA REMIC Series 2015-86, Class BS
404,655	5.175	11/25/45	70,353
FNMA REMIC Series 2016-1, Class SJ
1,838,916	5.625	02/25/46	370,978
GNMA REMIC Series 2010-101, Class S
791,378	5.468	08/20/40	131,839
GNMA REMIC Series 2010-20, Class SE
1,641,838	5.718	02/20/40	276,193

Mortgage-Backed Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2010-31, Class SA
$621,740	5.218%	03/20/40	$95,410
GNMA REMIC Series 2012-149, Class MS
174,926	5.718	12/20/42	29,420
GNMA REMIC Series 2013-113, Class SD
587,818	6.170	08/16/43	125,437
GNMA REMIC Series 2013-134, Class DS
222,339	5.568	09/20/43	37,092
GNMA REMIC Series 2013-152, Class SG
708,051	5.618	06/20/43	117,751
GNMA REMIC Series 2013-167, Class SG
334,372	5.618	11/20/43	54,605
GNMA REMIC Series 2013-181, Class SA
920,183	5.568	11/20/43	153,704
GNMA REMIC Series 2014-132, Class SL
1,192,372	5.568	10/20/43	161,931
GNMA REMIC Series 2014-133, Class BS
568,387	5.068	09/20/44	84,322
GNMA REMIC Series 2014-162, Class SA
546,090	5.068	11/20/44	76,856
GNMA REMIC Series 2014-41, Class SA
245,869	5.568	03/20/44	43,207
GNMA REMIC Series 2015-110, Class MS
3,935,785	5.178	08/20/45	558,951
GNMA REMIC Series 2015-119, Class SN
803,194	5.718	08/20/45	126,270
GNMA REMIC Series 2015-123, Class SP
839,404	5.718	09/20/45	132,928
GNMA REMIC Series 2015-126, Class HS
371,687	5.668	09/20/45	57,124
GNMA REMIC Series 2015-167, Class AS
670,642	5.718	11/20/45	107,945
GNMA REMIC Series 2015-168, Class SD
385,633	5.668	11/20/45	61,386
GNMA REMIC Series 2015-64, Class SG
1,755,993	5.068	05/20/45	312,717
GNMA REMIC Series 2016-4, Class SM
1,284,958	5.118	01/20/46	204,765
GNMA REMIC Series 2016-6, Class SB
1,032,959	5.118	01/20/46	167,914

			6,647,072

Planned Amortization Class – 0.0%
FNMA REMIC Series 2005-70, Class PA
96,788	5.500	08/25/35	108,645

Sequential Fixed Rate – 1.4%
Alternative Loan Trust Series 2007-J2, Class 1A1
1,466,124	6.500	07/25/37	677,732
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
1,500,000	4.317	11/25/19	1,625,445
FHLMC Multifamily Structured Pass-Through Certificates Series K026, Class A2
2,000,000	2.510	11/25/22	2,088,643

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
$1,700,000	2.811%	01/25/25	$1,806,586
FNMA REMIC Series 2011-52, Class GB
788,877	5.000	06/25/41	873,751
FNMA REMIC Series 2012-111, Class B
72,825	7.000	10/25/42	84,517
FNMA REMIC Series 2012-153, Class B
188,534	7.000	07/25/42	222,456
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	629,820

			8,008,950

Sequential Floating Rate(c) – 1.7%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
225,000	5.647	04/10/49	228,858
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,334,766	5.813	12/10/49	2,386,787
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
1,951,743	0.774	11/25/36	1,065,387
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
1,200,000	3.060	07/25/23	1,293,068
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
600,000	3.034	10/25/20	634,938
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
260,000	3.824	10/25/27	269,586
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
300,000	4.324	03/25/25	315,418
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3
1,000,000	3.774	05/25/25	1,030,069
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3
650,000	4.324	03/25/29	653,497
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
49,545	1.724	07/25/24	49,656
FNMA Connecticut Avenue Securities Series 2016-C04, Class 1M2
600,000	4.774	01/25/29	614,071
FREMF Mortgage Trust Series 2014-K40, Class C(a)
600,000	4.208	11/25/47	589,175
FREMF Mortgage Trust Series 2014-K41, Class B(a)
400,000	3.961	11/25/47	409,788
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	50,242
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,466

			9,639,006

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $24,604,991)			$25,853,611

Mortgage-Backed Obligations – (continued)
Federal Agencies – 30.1%
Adjustable Rate FHLMC(c) – 0.0%
$66,574	2.529%	09/01/35	$70,063

FHLMC – 1.9%
5,965	5.000	05/01/18	6,128
240,307	6.000	08/01/27	274,120
22,783	5.000	08/01/33	25,344
4,320	5.000	09/01/33	4,805
6,290	5.000	10/01/33	6,997
3,235	6.000	12/01/33	3,797
5,707	5.000	11/01/34	6,346
322,269	5.000	12/01/34	358,363
9,018	5.000	07/01/35	10,028
3,553	5.000	11/01/35	3,952
39,938	6.500	08/01/37	47,174
132,686	6.500	10/01/37	157,422
21,912	6.500	09/01/38	25,653
235,212	6.000	01/01/39	269,432
238,286	7.000	02/01/39	279,582
76,118	5.000	03/01/39	84,283
21,413	5.000	05/01/39	23,711
37,779	5.000	04/01/40	42,137
7,677	5.000	08/01/40	8,560
933,317	5.500	08/01/40	1,047,019
88,666	4.000	02/01/41	95,490
4,656	5.000	04/01/41	5,211
6,262	5.000	06/01/41	6,976
535,197	3.500	06/01/45	571,386
418,320	3.500	10/01/45	446,737
3,841,639	3.500	03/01/46	4,102,600
965,891	3.500	04/01/46	1,028,787
788,918	3.500	05/01/46	840,784
982,660	3.500	06/01/46	1,058,931

			10,841,755

FNMA – 18.6%
709,318	2.800	03/01/18	717,676
1,600,000	4.506	06/01/19	1,657,749
38,422	6.000	06/01/21	41,433
39,559	5.000	08/01/23	42,986
20,509	5.500	09/01/23	22,255
11,992	5.500	10/01/23	13,075
85,730	5.000	02/01/24	91,880
261,072	5.500	05/01/25	270,372
61,994	6.000	12/01/32	71,890
1,212	5.500	03/01/33	1,372
108,668	5.500	04/01/33	126,080
237	6.000	05/01/33	276
2,947	5.000	08/01/33	3,313
818	5.500	09/01/33	937
26,894	5.500	12/01/33	30,835
212	6.000	12/01/33	248
937	5.500	02/01/34	1,073
12,494	6.000	02/01/34	14,489
2,528	5.500	03/01/34	2,901
191	5.500	04/01/34	220
5,303	5.500	09/01/34	6,044

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,979	5.500%	10/01/34		$2,264
7,119	5.500	12/01/34		8,165
35,958	5.000	04/01/35		41,013
161	6.000	04/01/35		186
5,266	5.500	05/01/35		5,985
1,929	5.500	07/01/35		2,227
398,540	6.000	07/01/35		457,490
1,272	5.500	09/01/35		1,468
129,835	6.000	09/01/35		149,040
4,977	6.000	03/01/36		5,766
7,315	6.000	04/01/36		8,472
87	5.500	02/01/37		100
199	5.500	04/01/37		229
62	5.500	05/01/37		71
5,402	5.000	02/01/38		5,994
13,043	5.500	02/01/38		14,723
248	5.500	03/01/38		284
221	5.500	06/01/38		254
202	5.500	07/01/38		232
186	5.500	08/01/38		214
177	5.500	09/01/38		203
176,638	6.000	11/01/38		204,857
61	5.500	12/01/38		70
64,822	6.000	12/01/38		74,478
24,579	4.500	02/01/39		26,898
153,604	7.000	03/01/39		181,313
17,752	4.500	04/01/39		19,841
3,739	5.500	06/01/39		4,293
51,341	5.000	07/01/39		56,974
19,149	4.500	08/01/39		21,404
668,501	5.000	10/01/39		741,850
3,292	5.500	11/01/39		3,773
224,895	4.500	12/01/39		251,372
219,661	4.500	06/01/40		241,385
101,076	4.500	08/01/41		111,333
41,278	3.500	11/01/41		43,943
686,560	3.500	12/01/41		726,558
163,206	5.000	12/01/41		181,446
1,248,657	3.500	02/01/42		1,321,644
1,612,225	3.500	03/01/42		1,706,463
44,041	3.500	06/01/42		46,891
520,378	3.500	07/01/42		550,795
526,940	3.500	09/01/42		557,741
25,750	3.500	10/01/42		27,421
97,729	3.000	12/01/42		102,508
230,115	3.000	01/01/43		241,370
70,123	3.000	02/01/43		73,553
236,291	3.000	03/01/43		247,846
527,194	3.000	04/01/43		552,977
271,716	3.000	05/01/43		285,005
76,702	3.500	05/01/43		81,727
74,512	3.000	06/01/43		78,156
659,033	3.000	07/01/43		691,264
1,232,012	3.500	07/01/43		1,300,956
571,879	3.500	08/01/43		604,238
44,427	3.500	09/01/43		47,338

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$751,048	3.500%	11/01/43		$794,949
109,357	3.500	01/01/44		116,555
86,186	5.000	06/01/44		95,686
34,220	3.500	03/01/45		36,099
746,131	3.000	04/01/45		778,192
275,898	3.500	04/01/45		294,316
73,780	3.500	06/01/45		78,714
31,547	3.500	09/01/45		33,772
53,623	3.500	10/01/45		57,236
50,874	3.500	11/01/45		54,303
77,611	3.500	01/01/46		82,841
1,171,131	3.500	05/01/46		1,247,850
980,551	3.500	06/01/46		1,056,275
14,000,000	3.000	TBA-30yr	(e)	14,521,718
54,000,000	3.500	TBA-30yr	(e)	56,986,875
13,000,000	4.000	TBA-30yr	(e)	13,960,781
1,000,000	5.000	TBA-30yr	(e)	1,110,703

				106,538,030

GNMA – 9.6%
175,114	3.950	07/15/25		188,979
69,964	5.500	11/15/32		79,556
41,376	5.500	01/15/33		47,524
72,056	5.500	02/15/33		82,761
78,185	5.500	03/15/33		89,801
66,315	5.500	07/15/33		75,839
40,938	5.500	08/15/33		47,020
29,014	5.500	09/15/33		33,325
41,866	5.500	04/15/34		48,005
38,051	5.500	05/15/34		43,631
350,054	5.500	09/15/34		401,387
294,279	5.500	12/15/34		337,432
280,139	5.500	01/15/35		318,822
1,845	5.500	05/15/36		2,093
36,858	5.000	11/15/40		41,418
1,947,477	4.000	08/20/43		2,099,776
1,655,911	4.000	10/20/43		1,779,993
246,376	4.000	12/20/44		264,796
830,423	4.000	08/20/45		890,174
2,677,606	4.000	09/20/45		2,870,268
15,657,769	4.000	10/20/45		16,779,501
5,395,037	4.000	03/20/46		5,781,541
1,330,512	4.000	04/20/46		1,427,286
10,656,413	4.000	05/20/46		11,439,826
1,944,456	4.000	06/20/46		2,086,191
7,000,000	4.000	TBA-30yr	(e)	7,501,484

				54,758,429

TOTAL FEDERAL AGENCIES				$172,208,277

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $199,074,150)				$201,638,303

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 1.7%
FHLB
$2,400,000	4.625%	09/11/20	$2,700,435
400,000	5.375	08/15/24	501,898
FNMA
4,000,000	1.875	09/24/26	3,979,940
800,000	6.250	05/15/29	1,156,909
Tennessee Valley Authority
1,200,000	3.875	02/15/21	1,334,270

TOTAL AGENCY DEBENTURES
(Cost $9,139,059)			$9,673,452

Asset-Backed Securities – 10.9%
Collateralized Loan Obligations – 6.0%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)
$4,000,000	1.847%	04/18/24	$3,944,800
ACIS CLO Ltd. Series 2013-2A, Class A(a)(c)
185,770	1.130	10/14/22	184,378
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(c)
1,570,238	1.328	10/14/22	1,559,875
Apidos CLO X Series 2012-10A, Class A(a)(c)
5,250,000	2.057	10/30/22	5,246,283
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(a)(c)
3,900,000	0.000	12/31/27	3,842,670
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(c)
731,949	0.000	11/21/22	728,729
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R(a)(c)
1,618,929	0.886	11/14/21	1,616,384
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(c)
33,395	0.877	07/31/21	33,371
Greywolf CLO V Ltd. Series 2015-1A, Class A1(a)(c)
1,450,000	2.238	04/25/27	1,451,119
Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class A(a)(c)
1,700,000	2.084	04/20/27	1,696,139
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)(c)
2,300,000	2.028	07/25/27	2,290,717
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2(a)(c)
2,500,000	1.806	06/02/25	2,482,048
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(c)
1,690,477	0.000	11/22/23	1,686,251
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)
1,650,000	1.753	04/17/25	1,631,520
Regatta IV Funding Ltd. Series 2014-1A, Class A1(a)(c)
1,538,552	2.048	07/25/26	1,538,535
Regatta IV Funding Ltd. Series 2014-1A, Class B(a)(c)
311,448	2.648	07/25/26	311,456
Sound Point CLO Vlll Ltd. Series 2015-1A, Class B(a)(c)
700,000	2.678	04/15/27	698,044
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(a)
1,800,000	2.620	01/15/47	1,800,776
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
1,713,963	0.862	08/01/22	1,708,574

			34,451,669

Asset-Backed Securities – (continued)
Home Equity – 0.9%
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(a)(f)
$103,676	3.623%	04/28/30	$104,444
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
7,140	1.325	10/27/32	6,652
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
3,526	1.184	10/25/32	3,444
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
1,366	1.144	01/25/32	1,197
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(c)
65,186	7.000	09/25/37	64,693
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(c)
37,643	7.000	09/25/37	37,731
GSAMP Trust Series 2006-HE8, Class A2C(c)
1,251,563	0.694	01/25/37	1,023,864
Home Equity Asset Trust Series 2002-1, Class A4(c)
257	1.124	11/25/32	221
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3(c)
1,400,000	0.754	04/25/37	915,803
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A(c)
3,596,476	0.744	04/25/37	1,612,240
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
1,069	1.404	08/25/33	993
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
3,728	1.524	12/25/33	3,486
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4(c)
1,329,418	0.694	01/25/37	1,209,082

			4,983,850

Other(a)(c) – 0.4%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
1,300,000	1.585	09/10/18	1,300,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
1,300,000	1.785	03/10/19	1,300,000

			2,600,000

Student Loan(c) – 3.6%
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
2,800,000	1.864	07/26/66	2,799,954
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(a)
1,644,142	1.324	10/25/56	1,602,018
Navient Student Loan Trust Series 2016-5A, Class A(a)
5,480,700	1.819	06/25/65	5,480,716
PHEAA Student Loan Trust Series 2016-1A, Class A(a)
2,800,000	1.728	09/25/65	2,799,974
Scholar Funding Trust Series 2010-A, Class A(a)
660,928	1.384	10/28/41	647,782

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loan(c) – (continued)
	SLM Student Loan Trust Series 2005-4, Class A3
	$450,587	0.758%		01/25/27	$431,540
	SLM Student Loan Trust Series 2005-5, Class A4
	1,650,000	0.778		10/25/28	1,559,566
	SLM Student Loan Trust Series 2006-10, Class A5A
	1,307,671	0.738		04/25/27	1,291,097
	SLM Student Loan Trust Series 2006-2, Class A5
	2,767,515	0.748		07/25/25	2,753,060
	SLM Student Loan Trust Series 2008-2, Class A3
	348,716	1.388		04/25/23	335,498
	SLM Student Loan Trust Series 2008-4, Class A4
	844,626	2.288		07/25/22	847,847

					20,549,052

	TOTAL ASSET-BACKED SECURITIES
	(Cost $61,912,005)				$62,584,571

	Foreign Debt Obligations – 1.8%
	Sovereign – 1.7%
	Dominican Republic
DOP	100,000	10.375%		03/04/22	$2,166
	300,000	14.500		02/10/23	7,527
	$280,000	6.600	(a)	01/28/24	315,700
	210,000	6.600		01/28/24	236,775
	360,000	6.875	(a)	01/29/26	416,700
	191,000	8.625		04/20/27	232,542
DOP	100,000	11.375		07/06/29	2,186
	$120,000	6.850		01/27/45	134,400
	Republic of Colombia
	500,000	8.125		05/21/24	661,250
	260,000	4.500	(b)	01/28/26	287,300
EUR	850,000	3.875	(b)	03/22/26	1,081,364
	Republic of Indonesia
	$320,000	4.125	(a)	01/15/25	341,526
	1,060,000	4.750	(a)	01/08/26	1,185,875
	220,000	7.750		01/17/38	317,801
	Republic of South Africa
	200,000	5.875		09/16/25	226,000
	Republic of Turkey
	500,000	5.750		03/22/24	538,750
	Republic of Venezuela
	20,000	7.750		10/13/19	12,350
	40,000	12.750		08/23/22	25,600
	170,000	8.250		10/13/24	84,150
	220,000	9.250		05/07/28	113,300
	United Mexican States
MXN	2,128,400	6.500		06/10/21	112,841
	$530,000	3.625		03/15/22	557,825
MXN	186,400	8.000		12/07/23	10,801
	4,356,000	7.500		06/03/27	247,779
	1,065,300	8.500		05/31/29	65,661
	3,616,300	7.750		11/23/34	212,020
	$20,000	6.050		01/11/40	24,450
	700,000	4.750		03/08/44	728,000

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	$90,000	5.550%		01/21/45	$104,400
	480,000	4.600		01/23/46	489,600
	530,000	5.750		10/12/10	560,475

					9,337,114

	Supranational – 0.1%
	Inter-American Development Bank
	700,000	1.000		02/27/18	696,015

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $9,760,400)				$10,033,129

	Structured Note – 0.2%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	BRL 4,434,459	6.000%		08/15/40	$1,395,925
	(Cost $2,384,172)

	Municipal Debt Obligations – 1.2%
	California(b) – 0.4%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%		04/01/39	$336,296
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950		03/01/36	747,007
	East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
	900,000	5.874		06/01/40	1,228,725

					2,312,028

	Illinois – 0.1%
	Illinois State GO Bonds Build America Series 2010(b)
	500,000	7.350		07/01/35	563,050
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100		06/01/33	110,860

					673,910

	New York(b) – 0.1%
	Port Authority of New York & New Jersey Consolidated Bonds-192 Series 2015
	375,000	4.810		10/15/65	457,035

	Ohio(b) – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270		02/15/50	330,115

	Puerto Rico(b) – 0.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	85,000	6.000		07/01/38	65,450
	45,000	6.000		07/01/44	34,538
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	120,000	5.500		07/01/28	91,800
	20,000	5.750		07/01/37	15,300
	35,000	6.000		07/01/47	26,775

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico(b) – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
$50,000	5.000%		07/01/33	$37,500
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
10,000	5.750		07/01/41	6,225
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
15,000	5.500		07/01/32	9,281
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
10,000	5.750		07/01/38	6,225
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
860,000	5.750		07/01/28	537,500
170,000	5.000		07/01/41	102,850
Puerto Rico Commonwealth GO Bonds Series 2014 A
400,000	8.000		07/01/35	261,500
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
10,000	5.250		07/01/27	6,125
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
15,000	0.000		08/01/37	1,595
15,000	0.000		08/01/38	1,494
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
105,000	5.250		08/01/27	55,125
325,000	6.750		08/01/32	182,000
95,000	5.750		08/01/37	50,350
15,000	6.375		08/01/39	8,175
270,000	6.000		08/01/42	143,802
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	6.250		08/01/33	17,002
80,000	5.500		08/01/37	42,200
75,000	5.375		08/01/39	39,375
595,000	5.500		08/01/42	313,862
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
15,000	5.375		08/01/38	7,875
290,000	6.000		08/01/39	154,454
935,000	5.250		08/01/41	490,875
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
370,000	5.000		08/01/43	192,400
50,000	5.250		08/01/43	26,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
130,000	5.500		08/01/28	68,575

				2,996,478

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,825,454)				$6,769,566

Government Guarantee Obligations(h) – 0.9%
Hashemite Kingdom of Jordan Government AID Bond
$1,600,000	2.503%		10/30/20	$1,677,698
Israel Government AID Bond
2,000,000	5.500		09/18/23	2,495,012
300,000	5.500		12/04/23	375,601
650,000	5.500		04/26/24	820,769
40,000	5.500		09/18/33	56,293

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,172,088)				$5,425,373

U.S. Treasury Obligations – 21.4%
United States Treasury Bonds
$8,275,000	3.750	%(i)	11/15/43	$10,779,098
5,990,000	3.625	(i)	02/15/44	7,634,015
2,080,000	3.000		11/15/44	2,373,571
100,000	2.875		08/15/45	111,457
3,770,000	3.000	(i)	11/15/45	4,304,322
1,200,000	2.250		08/15/46	1,178,724
United States Treasury Inflation Protected Securities
9,265,790	0.125		04/15/18	9,368,548
1,335,178	0.125		04/15/19	1,358,757
521,310	0.125		01/15/23	529,943
1,990,700	0.375		07/15/23	2,063,799
3,228,313	0.625		01/15/24	3,388,728
6,856,598	0.125		07/15/24	6,959,447
7,230,664	0.375		07/15/25	7,469,059
1,793,456	2.500		01/15/29	2,277,402
723,743	2.125		02/15/40	964,951
154,892	1.375		02/15/44	184,055
United States Treasury Notes
9,680,000	0.750		07/31/18	9,677,967
21,110,000	1.625		06/30/20	21,573,153
21,300,000	1.375		04/30/21	21,525,780
7,500,000	1.375		09/30/23	7,471,275
United States Treasury Strip Coupon(g)
1,800,000	0.000		02/15/36	1,165,014

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $118,253,027)				$122,359,065

Shares	Distribution Rate	Value
Investment Company(c)(j) – 10.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
58,464,279	0.290%	$58,464,279
(Cost $58,464,279)

TOTAL INVESTMENTS – 107.1%
(Cost $601,581,630)		$613,819,511

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.1)%		(40,875,219)

NET ASSETS – 100.0%		$572,944,292

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,027,491, which represents approximately 15.0% of net assets as of September 30, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $94,081,561 which represents approximately 16.4% of net assets as of September 30, 2016.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2016.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,425,373, which represents approximately 1.0% of net assets as of September 30, 2016.
(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(j)	Represents an Affiliated Fund.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	652,759	USD	495,000	$497,850	12/21/16	$2,850
	CZK	11,915,215	EUR	442,000	504,360	06/21/17	1,675
	JPY	105,143,300	USD	1,030,275	1,040,774	12/21/16	10,499
	KRW	554,794,875	USD	501,000	503,474	10/28/16	2,474
	PLN	2,224,741	EUR	514,071	580,911	12/21/16	1,189
	USD	992,000	BRL	3,215,578	987,557	10/04/16	4,443
	USD	599,700	CAD	772,000	588,559	10/26/16	11,141
	USD	497,000	CAD	646,361	492,970	12/21/16	4,030
Barclays Bank PLC	AUD	658,000	USD	493,671	502,659	12/21/16	8,987
	IDR	27,210,638,565	USD	2,037,792	2,083,919	10/27/16	46,127
	IDR	17,361,183,840	USD	1,311,268	1,327,409	11/10/16	16,141
BNP Paribas SA	ARS	3,265,610	USD	203,465	206,909	11/22/16	3,444
	CAD	261,361	USD	198,928	199,336	12/21/16	409
	EUR	212,000	PLN	913,037	239,074	12/21/16	668
	KRW	556,383,516	USD	501,504	504,924	10/26/16	3,420
	PEN	1,635,616	USD	481,602	482,856	10/12/16	1,255
	PLN	1,911,000	HUF	136,095,821	498,989	12/21/16	2,319
	PLN	10,580,008	USD	2,726,595	2,762,587	12/21/16	35,992
	USD	2,389,151	TRY	7,233,632	2,371,100	12/21/16	18,051
Citibank NA (London)	AED	9,786,411	USD	2,662,245	2,663,439	12/07/16	1,194
	ARS	2,954,070	USD	189,000	191,829	10/05/16	2,829
	AUD	4,692,729	USD	3,499,696	3,584,864	12/21/16	85,167
	CZK	23,912,700	EUR	887,299	1,012,203	06/21/17	3,082
	GBP	438,723	EUR	504,135	569,657	12/21/16	1,140
	INR	66,133,407	USD	983,360	989,464	10/26/16	6,104
	JPY	184,924,999	USD	1,809,407	1,824,061	10/06/16	14,654
	JPY	101,947,673	USD	1,007,000	1,009,142	12/21/16	2,142
	RUB	32,100,333	USD	498,000	509,796	10/11/16	11,796
	RUB	43,496,589	USD	663,999	688,050	10/27/16	24,050
	TWD	15,005,504	USD	478,163	479,647	10/07/16	1,484
	USD	562,376	EUR	498,000	560,480	11/10/16	1,896
	USD	2,533,067	KRW	2,764,335,597	2,508,783	10/20/16	24,283
	USD	730,662	MXN	13,381,786	689,084	10/13/16	41,578
	ZAR	2,811,829	USD	201,000	201,630	12/21/16	630
Credit Suisse International (London)	JPY	50,875,683	USD	503,000	503,599	12/21/16	600
	RUB	98,221,169	USD	1,496,403	1,556,018	10/21/16	59,615
	RUB	28,240,059	USD	429,683	444,458	11/17/16	14,775
	USD	221,259	EUR	196,196	221,252	12/21/16	7
Deutsche Bank AG (London)	CAD	653,705	USD	498,000	498,571	12/21/16	571
	COP	590,236,500	USD	201,000	203,470	10/31/16	2,470
	EUR	231,254	PLN	996,487	260,788	12/21/16	592
	IDR	8,634,633,191	USD	652,163	660,362	11/08/16	8,200
	KRW	1,113,002,010	USD	991,000	1,010,370	10/04/16	19,370
	KRW	1,108,963,350	USD	990,000	1,006,444	10/20/16	16,444
	PLN	6,633,957	EUR	1,514,644	1,732,218	12/21/16	24,141
	TWD	15,694,787	USD	495,000	502,386	10/24/16	7,386
HSBC Bank PLC	ARS	3,246,406	USD	202,900	204,935	11/29/16	2,034
	EUR	442,000	USD	498,384	498,447	12/21/16	63
	KRW	550,995,390	USD	495,000	500,062	10/19/16	5,062
	MXN	19,759,144	USD	1,005,000	1,009,769	12/21/16	4,769

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
HSBC Bank PLC (continued)	MYR	3,605,866	USD	869,890	$872,641	11/18/16	$2,751
	NZD	693,998	AUD	656,000	503,730	12/21/16	2,599
	NZD	641,094	USD	462,633	465,331	12/21/16	2,698
	USD	1,999,020	GBP	1,510,718	1,961,580	12/21/16	37,440
	USD	199,231	NZD	273,241	198,329	12/21/16	902
	USD	1,452,244	TWD	44,978,906	1,439,762	10/24/16	12,482
JPMorgan Chase Bank (London)	ARS	2,905,728	USD	182,120	184,497	11/18/16	2,376
	CNH	3,338,765	USD	495,000	497,792	12/21/16	2,792
	INR	33,465,170	USD	496,000	500,624	10/27/16	4,624
	INR	33,758,744	USD	503,000	504,570	11/03/16	1,570
	KRW	548,499,120	USD	496,000	497,921	10/04/16	1,921
	USD	193,234	ARS	2,954,070	191,829	10/05/16	1,405
	USD	496,000	JPY	49,739,872	492,357	12/21/16	3,644
	USD	496,000	ZAR	6,860,588	491,958	12/21/16	4,042
	ZAR	2,863,748	USD	201,000	205,353	12/21/16	4,353
Morgan Stanley & Co. International PLC	AUD	1,298,000	NZD	1,344,369	991,567	12/21/16	15,772
	AUD	1,312,000	USD	990,156	1,002,261	12/21/16	12,106
	BRL	7,822,561	USD	2,380,987	2,402,438	10/04/16	21,450
	EUR	442,000	CHF	479,924	498,447	12/21/16	1,903
	HUF	140,142,387	EUR	451,000	511,437	12/21/16	2,840
	IDR	6,416,028,800	USD	480,457	491,370	10/27/16	10,912
	NZD	693,000	USD	500,748	503,006	12/21/16	2,258
	RUB	32,159,914	USD	496,724	508,721	10/27/16	11,996
	USD	3,407,934	BRL	11,016,147	3,383,241	10/04/16	24,693
	USD	496,000	CAD	640,578	488,559	12/21/16	7,441
	USD	3,157,298	GBP	2,374,989	3,081,098	11/16/16	76,200
	USD	494,035	NZD	677,000	491,392	12/21/16	2,643
	ZAR	31,679,584	USD	2,177,231	2,271,674	12/21/16	94,443
Royal Bank of Canada	BRL	1,624,375	USD	496,000	498,873	10/04/16	2,873
	CAD	658,245	USD	502,000	502,034	12/21/16	34
	NZD	278,346	USD	201,769	202,034	12/21/16	265
	USD	503,000	BRL	1,635,042	497,904	11/03/16	5,096
	USD	504,000	CAD	654,903	499,485	12/21/16	4,515
	USD	497,528	EUR	441,000	497,320	12/21/16	208
	USD	783,131	GBP	591,026	767,413	12/21/16	15,718
	USD	840,675	SGD	1,145,755	840,446	12/21/16	228
Royal Bank of Scotland PLC	ARS	3,306,469	USD	208,505	209,941	11/18/16	1,436
	ARS	1,685,491	USD	105,212	106,793	11/22/16	1,581
	NZD	683,000	USD	493,211	495,747	12/21/16	2,536
	USD	496,000	MXN	9,171,729	468,711	12/21/16	27,289
Standard Chartered Bank	CAD	663,384	USD	501,000	505,953	12/21/16	4,953
	CNH	20,030,599	USD	2,976,000	2,986,454	12/21/16	10,454
	USD	501,000	IDR	6,497,739,540	497,454	10/31/16	3,546
	USD	3,461,016	SGD	4,707,259	3,452,918	12/21/16	8,099
State Street Bank (London)	AUD	266,345	USD	198,808	203,466	12/21/16	4,658
	CAD	642,076	USD	488,726	489,702	12/21/16	976
	EUR	88,145	CZK	2,356,292	100,247	06/21/17	507
	NOK	19,081,368	EUR	2,051,936	2,387,333	12/21/16	73,347
	USD	503,000	CAD	658,462	502,199	12/21/16	801
	USD	4,907,148	NZD	6,746,056	4,896,544	12/21/16	10,604
	USD	889,668	SEK	7,571,738	884,368	11/09/16	5,300
UBS AG (London)	CHF	487,687	USD	503,000	504,576	12/21/16	1,576
	CZK	11,988,300	EUR	445,000	507,454	06/21/17	1,357
	INR	33,390,075	USD	496,000	499,570	10/26/16	3,570

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG (London) (continued)	JPY	50,251,000	USD	496,000	$497,416	12/21/16	$1,416
	NOK	1,767,107	EUR	189,498	221,089	12/21/16	7,390
	PLN	1,912,745	EUR	441,000	499,444	12/21/16	2,124
	PLN	10,560,257	USD	2,736,740	2,757,430	12/21/16	20,691
	TWD	15,005,504	USD	479,179	480,203	10/21/16	1,023
	USD	502,000	CHF	482,407	499,114	12/21/16	2,886
	USD	502,000	JPY	50,491,611	499,798	12/21/16	2,202
Westpac Banking Corp.	AUD	645,000	NZD	668,746	492,728	12/21/16	7,327
	AUD	657,000	USD	494,977	501,895	12/21/16	6,917
	EUR	502,267	USD	564,607	565,283	11/10/16	676
	USD	2,654,494	CAD	3,474,897	2,650,253	12/21/16	4,241
	USD	7,285,149	EUR	6,459,296	7,269,694	11/10/16	15,455
TOTAL							$1,197,373

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CAD	991,155	USD	769,943	$755,639	10/26/16	$(14,304)
	GBP	396,775	USD	518,342	515,190	12/21/16	(3,152)
	JPY	238,418,181	USD	2,373,111	2,360,013	12/21/16	(13,098)
	MXN	35,558,630	USD	1,848,498	1,817,184	12/21/16	(31,314)
	PLN	1,921,559	EUR	445,000	501,746	12/21/16	(84)
	USD	1,260,148	BRL	4,253,000	1,295,126	11/03/16	(34,978)
	USD	496,000	JPY	50,290,382	497,806	12/21/16	(1,806)
	USD	496,000	TWD	15,527,528	497,032	10/24/16	(1,032)
	USD	3,033,634	TWD	95,802,155	3,068,336	11/01/16	(34,703)
Barclays Bank PLC	CAD	292,203	USD	223,162	222,859	12/21/16	(303)
	GBP	380,000	USD	497,339	493,408	12/21/16	(3,931)
	NZD	1,368,000	USD	997,859	992,946	12/21/16	(4,912)
	PHP	45,896,792	USD	969,207	948,976	10/27/16	(20,231)
	PHP	45,696,457	USD	952,704	943,343	11/18/16	(9,362)
	USD	355,574	CAD	467,999	356,936	12/21/16	(1,362)
	USD	2,223,083	SGD	3,030,895	2,223,254	12/21/16	(171)
	USD	1,401,663	TWD	43,865,043	1,403,759	10/21/16	(2,096)
	USD	1,585,000	ZAR	22,567,085	1,618,236	12/21/16	(33,235)
BNP Paribas SA	ARS	2,983,905	USD	196,439	192,566	10/17/16	(3,873)
	ARS	3,221,393	USD	212,633	207,785	10/18/16	(4,848)
	ARS	8,748,213	USD	568,066	562,532	10/24/16	(5,534)
	ARS	2,822,982	USD	180,555	178,205	11/29/16	(2,350)
	EUR	365,000	PLN	1,576,953	411,614	12/21/16	(151)
	MXN	65,370,080	USD	3,385,647	3,340,665	12/21/16	(44,983)
	SEK	22,490,323	EUR	2,365,541	2,632,806	12/21/16	(34,835)
	SGD	1,361,074	USD	1,002,000	998,389	12/21/16	(3,611)
	USD	1,625,524	AED	6,003,637	1,633,932	12/07/16	(8,408)
	USD	1,264,728	HUF	349,330,398	1,274,850	12/21/16	(10,122)
	USD	501,653	KRW	556,383,516	505,078	10/04/16	(3,425)
	USD	1,036,201	KRW	1,145,344,200	1,039,470	10/19/16	(3,269)
Citibank NA (London)	ARS	6,278,825	USD	405,347	402,915	10/28/16	(2,432)
	ARS	2,947,200	USD	187,720	184,922	12/12/16	(2,797)
	ARS	1,824,967	USD	114,922	113,931	12/23/16	(991)
	BRL	1,651,128	USD	503,000	502,802	11/03/16	(198)
	COP	793,315,244	USD	273,590	273,343	11/03/16	(247)
	EUR	448,000	NOK	4,106,646	505,214	12/21/16	(8,583)
	EUR	2,055,259	USD	2,318,199	2,317,734	12/21/16	(465)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London) (continued)	SGD	684,140	USD	503,000	$501,838	12/21/16	$(1,162)
	TRY	1,503,133	USD	496,000	492,709	12/21/16	(3,291)
	USD	993,000	CAD	1,302,072	993,071	12/21/16	(71)
	USD	2,715,921	JPY	277,572,602	2,737,917	10/06/16	(21,995)
	USD	1,498,446	KRW	1,699,987,112	1,542,818	10/21/16	(44,371)
	USD	497,000	KRW	548,822,190	498,062	10/26/16	(1,062)
	USD	495,000	RUB	32,573,723	516,032	10/21/16	(21,032)
	USD	948,945	TWD	30,029,351	961,231	10/24/16	(12,286)
	USD	1,627,626	TWD	50,895,858	1,632,463	11/22/16	(4,838)
Credit Suisse International (London)	CHF	487,860	EUR	448,000	504,756	12/21/16	(457)
	COP	818,197,620	USD	282,000	281,871	11/04/16	(129)
	USD	198,808	EUR	176,294	198,808	12/21/16	—
	USD	1,426,909	JPY	145,571,097	1,440,954	12/21/16	(14,045)
	USD	498,000	RUB	31,968,214	505,813	10/26/16	(7,813)
Deutsche Bank AG (London)	ARS	3,513,326	USD	225,213	222,604	11/22/16	(2,609)
	BRL	1,593,081	USD	496,000	489,261	10/04/16	(6,739)
	EUR	903,978	NOK	8,257,897	1,019,424	12/21/16	(13,749)
	GBP	182,745	USD	239,109	237,284	12/21/16	(1,825)
	MYR	3,605,866	USD	892,210	873,768	10/07/16	(18,442)
	NZD	684,487	AUD	651,000	496,827	12/21/16	(485)
	PEN	1,683,295	USD	498,000	496,932	10/12/16	(1,068)
	THB	12,831,135	USD	370,200	370,194	10/20/16	(7)
	USD	502,000	ILS	1,891,034	505,745	12/21/16	(3,745)
	USD	279,911	JPY	28,370,062	280,825	12/21/16	(914)
	USD	496,000	KRW	556,386,859	504,935	10/24/16	(8,935)
HSBC Bank PLC	EUR	249,071	NOK	2,278,027	280,879	12/21/16	(4,132)
	MXN	9,805,375	USD	502,000	501,093	12/21/16	(907)
	MYR	2,616,576	USD	635,708	633,390	11/09/16	(2,318)
	TWD	12,408,030	USD	398,731	396,750	10/11/16	(1,981)
	USD	1,023,948	AED	3,782,774	1,029,508	12/07/16	(5,559)
	USD	482,794	INR	32,583,772	487,438	10/27/16	(4,644)
	USD	991,000	KRW	1,105,117,614	1,003,213	10/04/16	(12,213)
	USD	496,785	KRW	556,696,800	505,228	10/21/16	(8,444)
	USD	1,081,487	KRW	1,208,507,265	1,096,751	10/24/16	(15,264)
	USD	870,982	MYR	3,605,866	873,768	10/07/16	(2,786)
	USD	881,452	NOK	7,179,506	898,251	12/21/16	(16,799)
	USD	3,130,144	SGD	4,273,398	3,134,667	12/21/16	(4,523)
	USD	992,000	TWD	31,075,194	994,461	10/21/16	(2,461)
JPMorgan Chase Bank (London)	ARS	2,954,070	USD	187,733	185,952	12/05/16	(1,780)
	BRL	3,191,708	USD	988,898	980,226	10/04/16	(8,672)
	EUR	442,000	JPY	50,558,700	498,447	12/21/16	(2,015)
	MXN	9,392,096	USD	498,000	479,973	12/21/16	(18,026)
	MYR	5,917,267	USD	1,464,779	1,433,235	10/20/16	(31,544)
	PHP	46,613,295	USD	973,403	964,484	10/17/16	(8,919)
	SEK	22,534,010	EUR	2,368,585	2,637,920	12/21/16	(33,154)
	SGD	1,350,326	USD	992,000	990,505	12/21/16	(1,495)
	TRY	1,511,267	USD	501,000	495,375	12/21/16	(5,625)
	USD	241,249	NOK	1,961,815	245,449	12/21/16	(4,200)
Morgan Stanley & Co. International PLC	BRL	11,122,842	USD	3,399,232	3,387,135	11/03/16	(12,097)
	GBP	368,989	EUR	431,213	479,111	12/21/16	(7,171)
	GBP	2,204,830	USD	2,931,090	2,860,350	11/16/16	(70,740)
	GBP	153,314	USD	199,231	199,069	12/21/16	(162)
	SEK	37,789,569	EUR	3,954,529	4,423,796	12/21/16	(35,761)
	USD	401,810	CAD	528,368	402,979	12/21/16	(1,169)
	USD	497,000	RUB	32,254,803	512,249	10/11/16	(15,249)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	496,000	RUB	31,867,405	$504,094	10/27/16	$(8,094)
	USD	1,783,034	TWD	55,660,975	1,785,303	11/22/16	(2,269)
Royal Bank of Canada	CAD	1,933,874	USD	1,487,000	1,474,936	12/21/16	(12,064)
Royal Bank of Scotland PLC	ARS	7,964,961	USD	518,046	513,752	10/18/16	(4,294)
	GBP	155,057	USD	201,364	201,333	12/21/16	(31)
	MXN	75,422,844	USD	4,002,007	3,854,400	12/21/16	(147,607)
	TRY	1,488,585	USD	497,000	487,941	12/21/16	(9,059)
	USD	990,000	MXN	19,536,052	998,368	12/21/16	(8,368)
Standard Chartered Bank	CNH	6,663,846	USD	994,000	993,544	12/21/16	(456)
	GBP	374,969	EUR	440,000	486,875	12/21/16	(9,316)
	SEK	27,020,828	EUR	2,836,683	3,163,165	12/21/16	(35,788)
State Street Bank (London)	ARS	2,528,572	USD	164,193	163,097	10/18/16	(1,096)
	CAD	647,574	USD	495,000	493,895	12/21/16	(1,105)
	CZK	11,942,840	EUR	445,130	505,530	06/21/17	(715)
	EUR	641,984	NOK	5,887,702	723,971	12/21/16	(12,659)
	GBP	762,975	EUR	887,000	990,679	12/21/16	(9,600)
	SEK	30,607,821	EUR	3,204,471	3,583,072	12/21/16	(30,637)
	SEK	8,512,148	NOK	8,116,000	996,466	12/21/16	(18,954)
	USD	1,485,000	CAD	1,964,301	1,498,144	12/21/16	(13,144)
UBS AG (London)	EUR	894,000	NOK	8,145,925	1,008,172	12/21/16	(10,992)
	EUR	80,000	PLN	345,642	90,217	12/21/16	(35)
	MXN	9,468,325	USD	498,000	483,868	12/21/16	(14,132)
	MYR	3,438,563	USD	856,600	832,890	10/19/16	(23,709)
	MYR	3,454,000	USD	839,940	836,404	10/27/16	(3,536)
	MYR	3,341,023	USD	821,657	808,756	11/09/16	(12,901)
	PLN	1,918,925	EUR	445,000	501,058	12/21/16	(773)
	SEK	26,882,419	EUR	2,812,688	3,146,963	12/21/16	(24,930)
	USD	495,851	AUD	650,000	496,547	12/21/16	(697)
	USD	218,687	EUR	194,245	219,052	12/21/16	(365)
	USD	889,156	KRW	985,540,940	894,438	10/19/16	(5,282)
	USD	478,644	TWD	15,005,504	479,647	10/07/16	(1,002)
	USD	1,350,599	TWD	42,678,931	1,367,768	11/10/16	(17,169)
Westpac Banking Corp.	AUD	988,356	USD	755,796	755,592	11/18/16	(204)
	EUR	3,794,948	USD	4,280,151	4,271,070	11/10/16	(9,080)
	EUR	1,003,388	USD	1,131,591	1,131,529	12/21/16	(61)
	JPY	137,018,186	USD	1,369,689	1,351,518	10/06/16	(18,171)
	USD	1,014,605	CNH	6,824,234	1,017,457	12/21/16	(2,851)
	USD	2,168,970	NZD	2,991,682	$2,171,477	12/21/16	(2,507)
TOTAL							$(1,355,729)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(25)	June 2018	$(6,180,313)	$(2,766)
Eurodollars	(25)	September 2018	(6,178,125)	880
Eurodollars	(25)	December 2018	(6,175,313)	567
Eurodollars	(25)	March 2019	(6,173,750)	255
Eurodollars	(25)	June 2019	(6,171,875)	(370)
Eurodollars	(25)	September 2019	(6,169,687)	(1,620)
Eurodollars	(25)	December 2019	(6,166,875)	(1,933)
Eurodollars	(25)	March 2020	(6,164,687)	(2,245)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	53	December 2016	$9,745,375	$(168,268)
Ultra 10 Year U.S. Treasury Notes	(5)	December 2016	(720,781)	316
2 Year U.S. Treasury Notes	(77)	December 2016	(16,822,094)	(10,037)
2 Year U.S. Treasury Notes	73	December 2016	15,948,219	(3,062)
5 Year U.S. Treasury Notes	242	December 2016	29,406,781	104,430
5 Year U.S. Treasury Notes	(55)	December 2016	(6,683,359)	(525)
10 Year U.S. Treasury Notes	(55)	December 2016	(7,211,875)	(37,537)
10 Year U.S. Treasury Notes	7	December 2016	917,875	(177)
20 Year U.S. Treasury Bonds	132	December 2016	22,196,625	(239,244)
TOTAL				$(361,336)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Barclays Bank PLC	KRW	2,447,430	(a)	10/01/25	3 month KWCDC	2.160%	$(95,332)
Citibank NA		1,102,660		10/06/17	2.239%	3 month KWCDC	11,994
	MYR	1,220		11/19/18	3 month KLIBOR	3.915	(3,727)
	BRL	1,320		01/04/21	1 month Brazilian Interbank Deposit Average	11.990	(4,537)
	MYR	775		11/15/23	3 month KLIBOR	4.450	(10,176)
Deutsche Bank AG	KRW	765,310		10/06/17	2.245	3 month KWCDC	8,379
		3,978,210		10/15/17	2.253	3 month KWCDC	43,452
	MYR	1,100		11/14/18	3 month KLIBOR	3.880	(3,310)
		330		08/14/23	3 month KLIBOR	4.490	(4,478)
JPMorgan Securities, Inc.	BRL	1,320		01/04/21	11.980	1 month Brazilian Interbank Deposit Average	6,057
	MYR	420		09/26/23	3 month KLIBOR	4.330	(4,614)
	KRW	133,720		01/15/24	3 month KWCDC	3.445	(19,846)
	MYR	878,070	(a)	11/09/25	2.237	3 month KLIBOR	37,186
		1,183,800	(a)	11/10/25	2.330	3 month KLIBOR	55,026
Morgan Stanley & Co. International PLC		1,213,740		10/29/17	2.175	3 month KWCDC	12,277
	MYR	1,440		11/20/18	3 month KLIBOR	3.934	(4,735)
		374,240	(a)	11/11/25	2.298	3 month KWCDC	16,861
TOTAL							$40,477

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	28,730		11/07/16	3.911%	Mexico Interbank TIIE 28 Days	$1	$(2,162)
	12,210		11/08/16	3.920	Mexico Interbank TIIE 28 Days	—	(911)
	24,710		11/09/16	3.900	Mexico Interbank TIIE 28 Days	1	(1,892)
SEK	136,670		06/15/18	0.050	3 month STIBOR	125,873	19,190
	68,390	(a)	09/15/18	0.330	3 month STIBOR	360	2,871
EUR	80,180		09/21/18	0.400	6 month EURO	(1,111,977)	1,114,454
PLN	30,260		09/21/18	1.614	6 month WIBOR	(2,508)	(15,695)
EUR	80,180		09/21/18	6 month EURO	0.400%	66,123	21,460
GBP	6,880	(a)	12/21/19	0.353	6 month GBP	1,390	12,080
PLN	20,260		09/21/21	1.771	6 month WIBOR	(25,649)	(13,834)
CAD	83,640	(a)	12/21/21	1.000	6 month CDOR	(115,794)	170,660
NOK	107,790	(a)	12/21/21	1.250	3 month NIBOR	40,034	(41,242)
NZD	7,080	(a)	12/21/21	2.250	3 month NZDOR	22,108	7,194
	$60,750	(a)	12/21/21	3 month LIBOR	1.500	(756,049)	(107,913)
SEK	135,860	(a)	12/21/21	3 month STIBOR	0.100	(43,791)	(45,661)
EUR	3,830	(a)	12/21/21	6 month EURO	0.250	(70,837)	(11,716)
	900	(a)	08/16/24	0.250	6 month EURO	(292)	54
ZAR	6,340	(a)	08/24/25	3 month JIBAR	9.145	3,074	(11,832)
PLN	3,310	(a)	01/22/26	3.125	6 month WIBOR	10	20,900
	4,050	(a)	06/16/26	2.972	6 month WIBOR	15	16,298
GBP	950	(a)	09/27/26	6 month GBP	1.000	(1,977)	6,709
AUD	1,680	(a)	09/28/26	2.500	6 month AUDOR	9,058	(960)
PLN	2,250	(a)	09/29/26	2.598	6 month WIBOR	9	(1,262)
JPY	245,120	(a)	12/15/26	0.250	6 month JYOR	(1,831)	7,197
	$8,130	(a)	12/15/26	2.500	3 month LIBOR	200,901	70,006
SEK	6,030	(a)	12/15/26	3 month STIBOR	2.750	(45,083)	(1,272)
GBP	11,720	(a)	12/15/26	6 month GBP	2.250	(869,126)	24,194
EUR	5,580	(a)	12/21/26	0.750	6 month EURO	219,145	61,284
AUD	1,120	(a)	12/21/26	2.750	6 month AUDOR	51,803	(4,971)
SEK	50,600	(a)	12/21/26	3 month STIBOR	0.750	12,050	(53,314)
MXN	21,270	(a)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(28,251)	(13,682)
GBP	3,780	(a)	12/17/35	6 month GBP	2.500	(560,307)	34,331
JPY	725,900	(a)	12/16/36	0.750	6 month JYOR	(495)	36,083
	226,970	(a)	12/21/36	6 month JYOR	0.500	12,074	(68,729)
	220,650	(a)	12/17/46	0.750	6 month JYOR	12,399	5,183
GBP	2,300	(a)	12/17/46	6 month GBP	1.000	(50,842)	54,974
	$6,670	(a)	12/21/46	2.250	3 month LIBOR	624,656	115,276
GBP	3,720	(a)	12/21/46	6 month GBP	1.750	(876,263)	(50,882)
	TOTAL					$(3,159,988)	$1,352,468

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America
Securities LLC	People’s Republic of China 7.500% 10/28/27	$960	(1.000)%	06/20/21	0.959%	$9,437	$(11,386)
		830	(1.000)	12/20/20	0.844	4,158	(9,724)
	People’s Republic of China 4.250%, 10/28/17	100	(1.000)	06/20/19	0.559	(340)	(880)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/17	270	(1.000)	03/20/19	0.509	(520)	(2,812)
	People’s Republic of China 7.500% 10/28/27	80	(1.000)	06/20/21	0.959	691	(864)
Citibank NA	People’s Republic of China 4.250%, 10/28/17	3,080	(1.000)	03/20/19	0.509	(7,096)	(30,902)
		4,390	(1.000)	06/20/19	0.559	(10,835)	(42,667)
	People’s Republic of China 7.500% 10/28/27	560	(1.000)	06/20/21	0.959	4,959	(6,171)
		720	(1.000)	12/20/20	0.844	5,132	(9,959)
Deutsche Bank AG	People’s Republic of China 7.500% 10/28/27	460	(1.000)	06/20/21	0.959	5,072	(6,068)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/17	270	(1.000)	03/20/19	0.509	(467)	(2,864)
		120	(1.000)	06/20/19	0.559	(441)	(1,022)
	People’s Republic of China 7.500% 10/28/27	10	(1.000)	06/20/21	0.959	91	(112)
		6,410	(1.000)	12/20/20	0.844	42,448	(85,431)
TOTAL						$52,289	$(210,862)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 26	$1,825	(5.000)%	06/20/21	3.757%	$(83,173)	$(13,026)
TOTAL					$(83,173)	$(13,026)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 32.7%
Automotive – 0.6%
Ford Motor Credit Co. LLC
$3,250,000	5.875%		08/02/21	$3,709,908
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,144,888
1,755,000	3.500		07/10/19	1,807,999

				6,662,795

Banks – 5.4%
American Express Co.(a)
700,000	3.625		12/05/24	728,455
Bank of America Corp.
3,050,000	4.125		01/22/24	3,307,713
2,300,000	4.000		04/01/24	2,478,508
Bank of Scotland PLC(b)
400,000	5.250		02/21/17	406,234
Compass Bank(a)
875,000	1.850		09/29/17	873,934
1,000,000	2.750		09/29/19	998,723
Credit Suisse AG
1,475,000	2.300		05/28/19	1,493,376
Credit Suisse Group Funding Guernsey Ltd.
475,000	3.750		03/26/25	471,932
Deutsche Bank AG
275,000	2.500		02/13/19	266,852
Discover Financial Services(a)
1,625,000	3.750		03/04/25	1,644,451
ING Bank NV(a)(c)
2,025,000	4.125		11/21/23	2,073,397
Intesa Sanpaolo SpA
1,175,000	2.375		01/13/17	1,176,633
2,800,000	3.875		01/16/18	2,855,107
1,000,000	5.017	(b)	06/26/24	922,500
JPMorgan Chase & Co.(a)(c)
2,250,000	5.300		12/29/49	2,280,937
KBC Bank NV(a)(c)
1,400,000	8.000		01/25/23	1,484,840
Keycorp
4,350,000	2.900		09/15/20	4,515,865
Lloyds Bank PLC
1,575,000	2.300		11/27/18	1,592,127
Lloyds Banking Group PLC
425,000	4.650		03/24/26	439,256
Macquarie Bank Ltd.(b)
1,175,000	6.625		04/07/21	1,353,097
Mitsubishi UFJ Financial Group, Inc.
700,000	3.850		03/01/26	759,245
Mizuho Financial Group, Inc.(b)
2,175,000	2.632		04/12/21	2,201,944
PNC Preferred Funding Trust II(a)(b)(c)
2,500,000	2.073		03/29/49	2,387,500
Royal Bank of Scotland Group PLC
1,275,000	3.875		09/12/23	1,254,591
Royal Bank of Scotland PLC(a)(c)
1,025,000	9.500		03/16/22	1,057,031

Corporate Obligations – (continued)
Banks – (continued)
Santander Bank NA
$1,900,000	2.000	%(a)	01/12/18	$1,900,234
975,000	8.750		05/30/18	1,068,727
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	653,907
Santander UK Group Holdings PLC
1,375,000	2.875		10/16/20	1,385,429
Santander UK PLC(b)
2,075,000	5.000		11/07/23	2,162,474
Synchrony Financial(a)
1,625,000	2.600		01/15/19	1,644,141
1,900,000	3.000		08/15/19	1,944,888
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
2,700,000	2.150		09/14/18	2,723,536
The Toronto-Dominion Bank(a)(c)
925,000	3.625		09/15/31	927,551
UBS Group Funding Jersey Ltd.(b)
3,350,000	4.125		09/24/25	3,510,763

				56,945,898

Brokerage – 0.7%
Morgan Stanley, Inc.
4,700,000	3.700		10/23/24	4,959,238
700,000	4.000		07/23/25	752,751
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	2,031,920

				7,743,909

Chemicals – 0.2%
Ecolab, Inc.
975,000	5.500		12/08/41	1,216,589
Westlake Chemical Corp.(a)(b)
925,000	3.600		08/15/26	927,623

				2,144,212

Consumer Products – 0.3%
Kimberly-Clark Corp.
1,525,000	3.700		06/01/43	1,638,347
The Priceline Group, Inc.(a)
1,900,000	3.600		06/01/26	1,992,105

				3,630,452

Diversified Financial Services – 0.1%
GE Capital International Funding Co.
1,110,000	4.418		11/15/35	1,245,825

Diversified Manufacturing(a) – 0.1%
Roper Technologies, Inc.
1,300,000	3.000		12/15/20	1,351,370

Electric – 1.1%
Emera US Finance LP(a)(b)
950,000	2.700		06/15/21	972,189
Entergy Corp.(a)
1,025,000	2.950		09/01/26	1,026,669
Florida Power & Light Co.(a)
2,132,000	4.125		02/01/42	2,392,520

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Electric – (continued)
	Pacific Gas & Electric Co.(a)
	$975,000	3.500%		06/15/25	$1,056,813
	Puget Sound Energy, Inc.(a)(c)
	1,230,000	6.974		06/01/67	1,057,800
	Ruwais Power Co. PJSC(b)
	740,000	6.000		08/31/36	900,950
	Southern California Edison Co.(a)
	1,950,000	4.050		03/15/42	2,150,698
	The Southern Co.(a)
	1,975,000	2.350		07/01/21	2,012,720

					11,570,359

	Energy – 1.6%
	Anadarko Petroleum Corp.
	190,000	3.450	(a)	07/15/24	187,416
	1,125,000	6.450		09/15/36	1,314,338
	Apache Corp.(a)
	275,000	3.250		04/15/22	282,189
	400,000	2.625		01/15/23	393,788
	1,375,000	4.250		01/15/44	1,335,701
	ConocoPhillips Co.(a)
	1,135,000	3.350		11/15/24	1,162,029
	725,000	4.950		03/15/26	817,196
	900,000	4.150		11/15/34	898,199
	Devon Energy Corp.(a)
	250,000	4.000		07/15/21	260,849
	425,000	5.600		07/15/41	428,821
	825,000	4.750		05/15/42	769,097
	Dolphin Energy Ltd.(b)
	368,880	5.888		06/15/19	391,013
	Occidental Petroleum Corp.(a)
	1,650,000	3.400		04/15/26	1,740,763
	Petroleos Mexicanos
	250,000	5.500	(b)	02/04/19	263,750
	18,000	6.375		02/04/21	19,539
	610,000	6.375	(b)	02/04/21	662,155
EUR	1,250,000	5.125		03/15/23	1,569,179
	$230,000	4.500		01/23/26	223,146
	383,000	6.875		08/04/26	431,833
	470,000	6.875	(b)	08/04/26	529,925
	10,000	6.625		06/15/35	10,129
	84,000	5.500		06/27/44	71,996
	20,000	6.375		01/23/45	19,200
	190,000	5.625		01/23/46	165,737
	200,000	6.750	(b)	09/21/47	200,000
	Pioneer Natural Resources Co.(a)
	1,450,000	3.450		01/15/21	1,507,801
	Valero Energy Corp.
	950,000	3.650		03/15/25	970,514

					16,626,303

	Food & Beverage – 3.5%
	Amazon.com, Inc.(a)
	2,650,000	3.300		12/05/21	2,841,555

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	Anheuser-Busch InBev Finance, Inc.(a)
	$6,000,000	2.650%		02/01/21	$6,191,376
	3,650,000	3.650		02/01/26	3,920,100
	800,000	4.900		02/01/46	951,825
	CVS Health Corp.(a)
	1,100,000	4.125		05/15/21	1,202,139
	2,100,000	3.500		07/20/22	2,247,817
	2,150,000	3.375		08/12/24	2,275,395
	2,700,000	2.875		06/01/26	2,740,006
	Kraft Heinz Foods Co.(a)
	1,050,000	2.800		07/02/20	1,088,142
	1,550,000	3.950		07/15/25	1,677,005
	900,000	5.200		07/15/45	1,064,363
	950,000	4.375		06/01/46	1,005,125
	Molson Coors Brewing Co.(a)
	525,000	2.100		07/15/21	529,832
	725,000	3.000		07/15/26	730,021
	Pernod-Ricard SA(b)
	2,300,000	4.450		01/15/22	2,536,886
	SABMiller Holdings, Inc.(b)
	525,000	4.950		01/15/42	613,228
	Suntory Holdings Ltd.(b)
	2,550,000	2.550		09/29/19	2,599,564
	Walgreens Boots Alliance, Inc.(a)
	450,000	2.700		11/18/19	463,717
	975,000	2.600		06/01/21	997,785
	1,075,000	3.450		06/01/26	1,115,977

					36,791,858

	Health Care – Services – 0.4%
	Aetna, Inc.(a)
	900,000	2.400		06/15/21	910,421
	750,000	2.800		06/15/23	765,854
	Cigna Corp.(a)
	1,675,000	3.250		04/15/25	1,727,004
	UnitedHealth Group, Inc.
	950,000	4.625		07/15/35	1,103,207

					4,506,486

	Health Care Products – 0.8%
	Becton Dickinson & Co.
	2,000,000	2.675		12/15/19	2,065,420
	Medtronic, Inc.
	725,000	2.500		03/15/20	749,861
	1,275,000	3.150		03/15/22	1,355,686
	Stryker Corp.(a)
	575,000	2.625		03/15/21	592,713
	1,175,000	3.375		11/01/25	1,232,407
	Thermo Fisher Scientific, Inc.(a)
	1,325,000	3.000		04/15/23	1,356,963
	1,025,000	3.650		12/15/25	1,082,772

					8,435,822

	Life Insurance(b) – 0.9%
	AIA Group Ltd.(a)
	925,000	3.200		03/11/25	943,976

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Life Insurance(b) – (continued)
Reliance Standard Life Global Funding II
$2,050,000	2.500%		01/15/20	$2,077,589
Teachers Insurance & Annuity Association of America
560,000	4.900		09/15/44	629,839
The Dai-ichi Life Insurance Co., Ltd.(a)(c)
2,600,000	4.000		07/23/49	2,613,000
The Northwestern Mutual Life Insurance Co.
2,500,000	6.063		03/30/40	3,235,303

				9,499,707

Lodging(a) – 0.3%
Marriott International, Inc.
766,000	2.875		03/01/21	794,626
2,375,000	2.300		01/15/22	2,395,033

				3,189,659

Media – Cable – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(b)
350,000	3.579		07/23/20	365,819
1,975,000	4.908		07/23/25	2,178,534
200,000	6.484		10/23/45	241,864
Comcast Corp.(a)
3,075,000	3.375		08/15/25	3,304,506
Time Warner Cable LLC
425,000	5.000		02/01/20	460,699
275,000	5.875	(a)	11/15/40	305,384

				6,856,806

Media – Non Cable – 0.8%
21st Century Fox America, Inc.(a)
2,900,000	3.700		09/15/24	3,132,354
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,283,864
Time Warner, Inc.(a)
450,000	3.875		01/15/26	487,406

				7,903,624

Metals & Mining(b) – 0.3%
Glencore Funding LLC
3,075,000	2.700		10/25/17	3,079,612
228,000	2.500		01/15/19	227,453

				3,307,065

Noncaptive – Financial – 0.4%
Capital One Financial Corp.(a)
1,950,000	4.200		10/29/25	2,034,420
General Electric Co.
337,000	6.150		08/07/37	462,468
International Lease Finance Corp.(b)
1,400,000	7.125		09/01/18	1,527,750

				4,024,638

Pharmaceuticals – 2.5%
AbbVie, Inc.(a)
1,950,000	2.500		05/14/20	1,987,974
925,000	2.300		05/14/21	933,034

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Actavis Funding SCS
$2,200,000	2.350%		03/12/18	$2,222,684
525,000	3.450	(a)	03/15/22	551,165
735,000	3.800	(a)	03/15/25	777,890
1,225,000	4.850	(a)	06/15/44	1,347,445
Bayer US Finance LLC(b)
2,775,000	3.000		10/08/21	2,905,922
EMD Finance LLC(a)(b)
3,325,000	2.950		03/19/22	3,427,683
Forest Laboratories LLC(a)(b)
3,175,000	4.375		02/01/19	3,344,615
900,000	5.000		12/15/21	1,007,255
Shire Acquisitions Investments Ireland DAC
2,550,000	1.900		09/23/19	2,548,692
2,125,000	3.200	(a)	09/23/26	2,136,430
Teva Pharmaceutical Finance Netherlands III BV
1,600,000	2.800		07/21/23	1,604,105
1,450,000	3.150		10/01/26	1,456,708

				26,251,602

Pipelines(a) – 1.3%
Columbia Pipeline Group, Inc.
925,000	3.300		06/01/20	958,711
Enbridge, Inc.
700,000	3.500		06/10/24	695,365
Energy Transfer Partners LP
175,000	5.200		02/01/22	189,677
210,000	3.600		02/01/23	206,672
125,000	4.750		01/15/26	129,144
EnLink Midstream Partners LP
1,650,000	4.150		06/01/25	1,579,537
700,000	4.850		07/15/26	704,392
Enterprise Products Operating LLC
215,000	3.350		03/15/23	219,999
85,000	3.750		02/15/25	88,089
2,900,000	4.465	(c)	08/01/66	2,733,540
1,350,000	7.000	(c)	06/01/67	1,143,126
Kinder Morgan Energy Partners LP
425,000	5.400		09/01/44	426,065
Kinder Morgan, Inc.
1,850,000	3.050		12/01/19	1,890,443
Sunoco Logistics Partners Operations LP
475,000	4.250		04/01/24	493,403
Western Gas Partners LP
1,050,000	3.950		06/01/25	1,035,796
Williams Partners LP
1,600,000	3.900		01/15/25	1,596,664

				14,090,623

Property/Casualty Insurance – 0.4%
American International Group, Inc.(a)
1,000,000	3.750		07/10/25	1,048,846
Arch Capital Group Ltd.
1,125,000	7.350		05/01/34	1,518,965

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Property/Casualty Insurance – (continued)
	The Chubb Corp.(a)(c)
	$1,125,000	6.375%		03/29/67	$1,068,862

					3,636,673

	Real Estate Investment Trusts – 2.3%
	American Campus Communities Operating Partnership LP(a)
	2,575,000	3.750		04/15/23	2,694,289
	Camden Property Trust
	3,575,000	5.700		05/15/17	3,665,923
	CubeSmart LP(a)
	1,500,000	4.000		11/15/25	1,599,482
	HCP, Inc.
	2,250,000	6.000		01/30/17	2,282,180
	Healthcare Trust of America Holdings LP(a)
	2,275,000	3.700		04/15/23	2,353,710
	Kilroy Realty LP
	2,375,000	6.625		06/01/20	2,723,517
	1,500,000	3.800	(a)	01/15/23	1,558,413
	National Retail Properties, Inc.(a)
	1,150,000	4.000		11/15/25	1,226,269
	Select Income REIT(a)
	275,000	2.850		02/01/18	276,633
	525,000	3.600		02/01/20	533,083
	UDR, Inc.(a)
	1,050,000	2.950		09/01/26	1,042,216
	Ventas Realty LP(a)
	975,000	3.500		02/01/25	1,005,908
	1,850,000	3.250		10/15/26	1,867,288
	Welltower, Inc.(a)
	1,557,000	4.125		04/01/19	1,637,347

					24,466,258

	Schools – 0.3%
	Rensselaer Polytechnic Institute
	2,600,000	5.600		09/01/20	2,936,957

	Technology – Hardware – 1.6%
	Cisco Systems, Inc.
	3,875,000	1.400		09/20/19	3,878,383
	1,450,000	2.200		02/28/21	1,483,612
	Fidelity National Information Services, Inc.(a)
	2,575,000	3.625		10/15/20	2,731,228
	1,150,000	3.000		08/15/26	1,138,705
	Fiserv, Inc.(a)
	1,425,000	2.700		06/01/20	1,469,334
	Hewlett Packard Enterprise Co.(a)(b)
	1,025,000	4.900		10/15/25	1,093,988
	Intel Corp.(a)
	2,375,000	3.700		07/29/25	2,634,868
	NVIDIA Corp.(a)
	1,150,000	2.200		09/16/21	1,153,502
	Oracle Corp.(a)
	1,600,000	2.500		05/15/22	1,642,373

					17,225,993

	Corporate Obligations – (continued)
	Tobacco – 2.3%
	BAT International Finance PLC(b)
	$14,950,000	2.750%		06/15/20	$15,480,740
	Philip Morris International, Inc.(a)
	1,075,000	2.750		02/25/26	1,102,753
	Reynolds American, Inc.(a)
	6,850,000	4.450		06/12/25	7,642,723

					24,226,216

	Transportation(b) – 0.6%
	ERAC USA Finance LLC
	3,525,000	2.350		10/15/19	3,581,213
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,225,000	3.375	(a)	02/01/22	1,273,904
	1,425,000	4.250		01/17/23	1,503,106

					6,358,223

	Wirelines Telecommunications – 3.2%
	American Tower Corp.(a)
	1,025,000	3.300		02/15/21	1,071,519
	AT&T, Inc.
	2,450,000	3.800		03/15/22	2,624,168
	3,675,000	3.400	(a)	05/15/25	3,775,724
	Crown Castle International Corp.(a)
	575,000	2.250		09/01/21	574,534
	Telefonica Emisiones SAU
	3,875,000	5.462		02/16/21	4,400,280
	Verizon Communications, Inc.
	6,181,000	2.625		02/21/20	6,356,602
	3,300,000	4.500		09/15/20	3,621,314
	8,500,000	5.150		09/15/23	9,901,880
	1,700,000	2.625	(a)	08/15/26	1,668,499

					33,994,520

	TOTAL CORPORATE OBLIGATIONS
	(Cost $331,862,749)				$345,623,853

	Mortgage-Backed Obligations – 30.9%
	Adjustable Rate Non-Agency(c) – 0.4%
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$672,172	0.754%		01/19/36	$440,306
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	227,112	0.000		09/21/38	275,145
	Leek Finance PLC Series 2018X, Class A2B
	$1,551,932	0.904		09/21/38	1,673,021
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,134,768	1.339		12/25/46	951,062
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	750,706	1.663		07/20/33	703,407
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	49,382	2.568		02/25/33	49,012

	TOTAL ADJUSTABLE RATE NON-AGENCY				$4,091,953

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – 1.2%
Interest Only(c)(d) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
$315,596	0.000%	07/25/33	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
370,588	0.000	08/25/33	1

			1

Inverse Floaters(c) – 0.0%
GNMA REMIC Series 2002-13, Class SB
77,332	35.095	02/16/32	134,210

Planned Amortization Class – 0.0%
FNMA REMIC Series 2003-134, Class ME
18,226	4.500	06/25/33	18,610
FNMA REMIC Series 2004-64, Class BA
9,349	5.000	03/25/34	9,476

			28,086

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA
754,686	5.000	02/15/34	828,006
FHLMC REMIC Series 4273, Class PD
1,921,833	6.500	11/15/43	2,237,309
FNMA REMIC Series 2011-52, Class GB
1,823,183	5.000	06/25/41	2,019,337
FNMA REMIC Series 2011-99, Class DB
1,779,190	5.000	10/25/41	1,968,806
FNMA REMIC Series 2012-111, Class B
315,574	7.000	10/25/42	366,241
FNMA REMIC Series 2012-153, Class B
1,068,358	7.000	07/25/42	1,260,586
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19	3,673,950

			12,354,235

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,516,532

Commercial Mortgage-Backed Securities – 1.7%
Sequential Fixed Rate – 0.8%
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
$7,289,715	5.509%	04/15/47	$7,362,410
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
800,000	2.373	05/25/22	830,636

			8,193,046

Sequential Floating Rate(c) – 0.9%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
9,539,838	6.247	12/10/49	9,845,219

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$18,038,265

Mortgage-Backed Obligations – (continued)
Federal Agencies – 27.6%
Adjustable Rate FNMA(c) – 0.6%
$7,997	2.836%	06/01/33	$8,435
1,085,143	2.958	07/01/34	1,138,192
2,466,329	2.684	09/01/34	2,573,274
1,826,775	2.886	05/01/35	1,920,117
488,600	2.574	06/01/35	506,993

			6,147,011

FHLMC – 2.0%
62	5.000	01/01/17	63
473	5.000	02/01/17	486
457	5.000	03/01/17	462
5,054	5.000	09/01/17	5,195
14,808	5.000	10/01/17	15,212
91	7.000	10/01/17	92
12,552	5.000	11/01/17	12,893
5,248	5.000	12/01/17	5,391
7,370	5.000	01/01/18	7,560
19,289	5.000	02/01/18	19,722
15,017	5.000	03/01/18	15,380
9,666	5.000	04/01/18	9,908
6,314	5.000	05/01/18	6,480
5,636	5.000	06/01/18	5,791
12,358	5.000	07/01/18	12,716
3,214	5.000	08/01/18	3,307
19,202	4.500	09/01/18	19,694
2,144	5.000	10/01/18	2,212
3,583	5.000	11/01/18	3,692
44,566	5.000	06/01/19	46,324
84,610	5.000	05/01/23	93,692
249,946	4.500	10/01/23	273,546
52,076	5.500	10/01/25	58,437
4,929	7.000	06/01/26	5,367
11,529	7.500	12/01/30	11,948
13,140	7.500	01/01/31	14,343
433,364	5.500	03/01/33	489,650
20,984	5.000	10/01/33	23,361
60,973	6.500	10/01/33	71,311
744	5.500	12/01/33	867
23,453	5.500	09/01/34	26,896
1,885	5.500	12/01/34	2,129
1,755	5.500	03/01/35	1,975
4,411	5.000	04/01/35	4,907
30,951	5.000	07/01/35	34,417
48,333	5.500	11/01/35	54,676
161,493	5.000	12/01/35	184,108
333	5.500	02/01/36	385
70,214	5.500	06/01/36	79,056
55,885	5.500	08/01/37	62,692
329,168	5.000	01/01/38	364,383
152,689	5.500	03/01/38	174,918
67,879	5.500	04/01/38	77,825
97,339	5.500	08/01/38	112,180
2,644	5.500	09/01/38	3,026
6,397	6.500	09/01/38	7,489
10,965	5.500	11/01/38	12,797

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$18,506	5.500%	12/01/38	$20,837
809,067	5.000	01/01/39	895,736
992,859	7.000	02/01/39	1,164,927
5,588	5.500	03/01/39	6,339
220,175	5.000	06/01/39	243,794
7,311	5.500	10/01/39	8,359
19,540	5.500	03/01/40	22,302
24,801	4.000	06/01/40	26,583
35,764	5.500	06/01/40	40,937
22,811	5.000	08/01/40	25,435
6,516	4.500	11/01/40	7,164
307,542	4.000	02/01/41	331,213
13,833	5.000	04/01/41	15,485
18,606	5.000	06/01/41	20,729
24,120	4.000	11/01/41	26,027
1,605,593	3.500	06/01/45	1,714,159
1,254,960	3.500	10/01/45	1,340,209
5,767,070	3.500	03/01/46	6,158,824
2,897,672	3.500	04/01/46	3,086,359
1,183,378	3.500	05/01/46	1,261,175
1,965,319	3.500	06/01/46	2,117,862

			20,973,416

FNMA – 15.7%
4,433,239	2.800	03/01/18	4,485,472
2,761,086	3.740	05/01/18	2,824,463
3,480,000	3.840	05/01/18	3,563,742
20,156	5.000	06/01/18	20,738
136,162	4.500	07/01/18	139,578
9,252	4.500	08/01/18	9,495
138	6.500	10/01/18	158
9,000,000	4.506	06/01/19	9,324,837
1,850,643	3.414	10/01/20	1,966,188
1,425,806	3.619	12/01/20	1,530,812
3,749,350	4.381	06/01/21	4,153,906
118,167	5.500	09/01/23	128,294
35,976	5.500	10/01/23	39,226
342,919	5.000	02/01/24	367,518
56,142	7.000	08/01/27	65,208
1,933	6.500	09/01/27	2,224
231,528	7.000	03/01/28	270,314
3,737	6.500	05/01/28	4,313
18,284	8.000	02/01/31	21,093
69,527	7.000	03/01/31	74,607
1,684	5.500	05/01/33	1,918
24,721	5.000	07/01/33	28,192
47,962	5.000	08/01/33	53,918
1,604	5.000	09/01/33	1,803
9,793	5.500	09/01/33	11,225
1,777	6.500	09/01/33	2,051
18,763	5.000	12/01/33	21,349
561	5.500	12/01/33	635
1,196	5.500	01/01/34	1,371
12,718	5.500	02/01/34	14,576
2,286	5.500	04/01/34	2,639
8,238	5.500	05/01/34	9,454

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,030	6.000%	07/01/34	$2,353
3,137	5.500	08/01/34	3,619
7,796	5.500	10/01/34	8,918
6,498	5.500	11/01/34	7,458
85,262	5.500	12/01/34	97,778
143,704	6.000	02/01/35	161,232
192,794	5.000	04/01/35	219,900
7,885	5.500	04/01/35	9,035
7,017	5.500	07/01/35	8,074
325	5.500	08/01/35	376
1,266,731	5.000	09/01/35	1,409,927
19,657	5.500	09/01/35	22,672
1,423	5.500	12/01/35	1,643
261	5.500	02/01/36	301
139,703	5.500	03/01/36	160,724
24,884	6.000	03/01/36	28,831
788	5.500	04/01/36	907
4,444	6.000	04/01/36	5,137
311,108	6.000	07/01/36	356,449
293,453	6.000	09/01/36	336,222
2,324	5.500	01/01/37	2,673
4,751	6.000	01/01/37	5,509
977	5.500	02/01/37	1,124
20,096	6.000	02/01/37	23,017
44,024	6.000	03/01/37	50,428
2,487	5.500	04/01/37	2,858
2,424	5.500	05/01/37	2,792
1,056	5.500	06/01/37	1,213
540	5.500	07/01/37	617
500,623	6.000	07/01/37	573,386
6,516	6.000	08/01/37	7,463
130,006	6.000	09/01/37	148,901
409,167	6.000	10/01/37	468,637
461,504	6.000	11/01/37	533,063
529	5.500	12/01/37	607
30,322	5.000	02/01/38	32,846
1,064	5.500	02/01/38	1,223
6,017	5.500	03/01/38	6,904
33,039	6.000	03/01/38	38,422
67,804	5.000	04/01/38	75,240
226,155	6.000	04/01/38	259,038
1,151	5.500	05/01/38	1,319
534,558	6.000	05/01/38	612,253
6,465	5.500	06/01/38	7,410
57,583	6.000	06/01/38	65,953
4,883	5.500	07/01/38	5,598
2,455	5.500	08/01/38	2,815
2,086	5.500	09/01/38	2,391
296,671	6.000	10/01/38	339,790
305,811	6.000	11/01/38	350,261
3,765	5.500	12/01/38	4,263
58,389	5.000	02/01/39	64,860
83,902	6.000	02/01/39	96,102
614,415	7.000	03/01/39	725,252
47,076	4.500	04/01/39	52,619
393,507	6.000	04/01/39	450,701

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$13,077	4.500%	05/01/39		$14,616
14,345	5.500	06/01/39		16,472
7,627	4.500	07/01/39		8,525
640,681	5.000	07/01/39		710,977
78,901	4.500	08/01/39		88,191
425,294	6.000	09/01/39		487,109
12,645	5.500	11/01/39		14,497
409,348	6.000	11/01/39		468,667
596,417	4.500	12/01/39		666,635
55,179	6.000	04/01/40		63,202
404,759	5.000	06/01/40		449,900
113,718	5.000	07/01/40		126,400
613,617	6.000	10/01/40		702,804
352,324	5.000	11/01/40		390,982
383,186	6.000	04/01/41		438,880
1,166,201	4.500	05/01/41		1,281,752
276,125	6.000	05/01/41		316,258
213,382	4.500	08/01/41		235,037
75,253	3.500	11/01/41		80,112
80,289	3.500	06/01/42		85,486
485,515	5.000	07/01/42		539,663
984,108	3.500	10/01/42		1,041,933
40,402	3.000	11/01/42		42,378
854,842	3.000	12/01/42		894,423
1,220,517	3.000	01/01/43		1,280,356
195,230	3.000	02/01/43		204,778
1,236,242	3.000	03/01/43		1,296,702
2,098,289	3.000	04/01/43		2,200,908
366,495	3.500	04/01/43		387,004
1,496,864	3.000	05/01/43		1,570,071
139,834	3.500	05/01/43		148,994
145,430	3.000	06/01/43		152,542
1,286,289	3.000	07/01/43		1,349,198
8,400,643	3.500	07/01/43		8,870,742
2,679,021	3.500	08/01/43		2,829,587
80,995	3.500	09/01/43		86,301
199,367	3.500	01/01/44		212,489
1,713,471	5.000	05/01/44		1,902,324
530,454	3.500	04/01/45		565,866
134,508	3.500	06/01/45		143,503
72,021	3.500	07/01/45		76,852
57,513	3.500	09/01/45		61,568
127,349	3.500	10/01/45		135,931
92,749	3.500	11/01/45		98,999
46,136	3.500	12/01/45		49,245
141,491	3.500	01/01/46		151,025
1,756,697	3.500	05/01/46		1,871,775
1,972,483	3.500	06/01/46		2,115,976
4,000,000	3.000	TBA-30yr	(e)	4,149,062
55,000,000	3.500	TBA-30yr	(e)	58,042,188
27,000,000	4.000	TBA-30yr	(e)	28,995,467
1,000,000	5.000	TBA-30yr	(e)	1,110,703

				166,225,476

Mortgage-Backed Obligations – (continued)
GNMA – 9.3%
$1,109,054	3.950%	07/15/25		$1,196,866
15,522	6.000	11/15/38		18,070
186,789	5.000	07/15/40		209,895
358,488	5.000	01/15/41		402,833
19,871,319	4.000	10/20/43		21,360,332
15,590,483	4.000	07/20/45		16,731,754
830,423	4.000	08/20/45		890,175
4,531,146	4.000	09/20/45		4,857,176
4,605,228	4.000	10/20/45		4,935,149
3,768,000	4.000	03/20/46		4,037,942
149,209	4.000	04/20/46		160,062
2,148,559	4.000	05/20/46		2,306,511
972,228	4.000	06/20/46		1,043,096
38,000,000	4.000	TBA-30yr	(e)	40,722,343

				98,872,204

TOTAL FEDERAL AGENCIES				$292,218,107

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $324,384,993)				$326,864,857

Agency Debentures – 3.8%
FHLB
$6,800,000	2.125%	06/09/23		$7,039,469
3,500,000	3.375	09/08/23		3,904,908
750,000	3.375	12/08/23		839,384
2,400,000	5.000	09/28/29		3,109,997
FNMA
3,700,000	1.875	09/24/26		3,681,444
4,200,000	6.250	05/15/29		6,073,770
Private Export Funding Corp.
7,000,000	5.450	09/15/17		7,303,450
Small Business Administration
26,532	6.300	06/01/18		27,423
Tennessee Valley Authority
5,400,000	3.875	02/15/21		6,004,215
1,400,000	4.625	09/15/60		1,784,723

TOTAL AGENCY DEBENTURES
(Cost $37,262,230)				$39,768,783

Asset-Backed Securities – 10.0%
Collateralized Loan Obligations(b) – 4.8%
B&M CLO Ltd. Series 2014-1A, Class A1(c)
$3,700,000	2.033%	04/16/26		$3,693,074
B&M CLO Ltd. Series 2014-1A, Class A2(c)
650,000	2.583	04/16/26		642,210
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(c)
3,400,000	2.163	04/18/26		3,380,977
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(c)
6,950,000	2.054	04/28/25		6,939,895

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(c)
$1,750,000	2.634%	04/28/25	$1,713,966
Madison Park Funding X Ltd. Series 2012-10A, Class A1A(c)
4,700,000	2.004	01/20/25	4,699,802
Magnetite VIII Ltd. Series 2014-8A, Class A(c)
5,750,000	2.108	04/15/26	5,762,081
Shackleton CLO Ltd. Series 2014-5A, Class A(c)
7,800,000	2.132	05/07/26	7,800,655
Shackleton CLO Ltd. Series 2014-5A, Class B1(c)
1,150,000	2.632	05/07/26	1,149,986
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2
4,850,000	2.620	01/15/47	4,852,090
Trinitas CLO Ltd. Series 2014-1A, Class A1(c)
2,950,000	2.158	04/15/26	2,950,749
Whitehorse VIII Ltd. Series 2014-1A, Class A(c)
7,500,000	2.137	05/01/26	7,491,240

			51,076,725

Home Equity(c) – 0.0%
Impac CMB Trust Series 2004-08, Class 1A
295,318	1.244	10/25/34	255,341

Other(b)(c) – 0.9%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
4,700,000	1.585	09/10/18	4,700,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
4,700,000	1.785	03/10/19	4,700,000

			9,400,000

Student Loan(c) – 4.3%
Chase Education Loan Trust Series 2007-A, Class A3
646,272	0.694	12/28/23	635,645
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)
5,250,000	1.864	07/26/66	5,249,914
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(b)
3,393,230	1.324	10/25/56	3,306,292
Educational Funding of the South, Inc. Series 2011-1, Class A2
3,641,913	1.288	04/25/35	3,577,799
EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)
3,625,020	1.524	02/25/25	3,630,690
Navient Student Loan Trust Series 2016-5A, Class A(b)
10,270,141	1.819	06/25/65	10,270,170
Nelnet Student Loan Trust Series 2006-1, Class A5
3,689,528	0.764	08/23/27	3,623,863
Nelnet Student Loan Trust Series 2013-5A, Class A(b)
741,366	1.154	01/25/37	721,051
Northstar Education Finance, Inc. Series 2004-2, Class A3
414,459	0.913	07/30/18	413,416
PHEAA Student Loan Trust Series 2016-1A, Class A(b)
5,500,000	1.728	09/25/65	5,499,948
Scholar Funding Trust Series 2010-A, Class A(b)
1,762,475	1.384	10/28/41	1,727,419
SLC Student Loan Trust Series 2006-2, Class A5
4,186,868	0.753	09/15/26	4,090,802

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
SLM Student Loan Trust Series 2005-3, Class A5
$2,101,422	0.728%	10/25/24	$2,072,386

			44,819,395

TOTAL ASSET-BACKED SECURITIES
(Cost $105,562,750)			$105,551,461

Foreign Debt Obligations – 1.3%
Sovereign – 1.1%
Republic of Chile
$239,000	3.125%	01/21/26	$253,639
390,000	3.625	10/30/42	413,400
Republic of Colombia(a)
1,750,000	4.000 (f)	02/26/24	1,863,750
200,000	5.625	02/26/44	232,000
Republic of Indonesia
200,000	5.875	01/15/24	235,716
420,000	4.125 (b)	01/15/25	448,253
380,000	4.125	01/15/25	405,563
510,000	6.750	01/15/44	698,205
Republic of South Africa
480,000	4.875	04/14/26	504,000
United Mexican States
20,000	6.050	01/11/40	24,450
3,750,000	4.750	03/08/44	3,900,000
1,340,000	5.550	01/21/45	1,554,400
920,000	4.600	01/23/46	938,400
60,000	5.750	10/12/49	63,450

			11,535,226

Supranational – 0.2%
Inter-American Development Bank
2,700,000	1.000	02/27/18	2,684,629

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $13,668,407)			$14,219,855

Municipal Debt Obligations(a) – 0.9%
California – 0.6%
California State GO Bonds Build America Taxable Series 2009
$950,000	7.500%	04/01/34	$1,439,469
1,650,000	7.550	04/01/39	2,642,326
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950	03/01/36	1,966,120

			6,047,915

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
1,280,000	7.350	07/01/35	1,441,408

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(a) – (continued)
Ohio – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
$1,700,000	6.270%	02/15/50	$2,244,782

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,440,426)			$9,734,105

Government Guarantee Obligations(g) – 2.7%
Hashemite Kingdom of Jordan Government AID Bond
$7,400,000	2.503%	10/30/20	$7,759,354
Israel Government AID Bond
7,827,000	5.500	09/18/23	9,764,228
1,200,000	5.500	12/04/23	1,502,404
2,400,000	5.500	04/26/24	3,030,533
4,700,000	5.500	09/18/33	6,614,445

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $26,358,152)			$28,670,964

U.S. Treasury Obligations – 23.7%
United States Treasury Bonds
$7,900,000	3.625%	08/15/43	$10,066,100
7,690,000	3.750	11/15/43	10,017,071
2,920,000	3.625	02/15/44	3,721,423
31,750,000	3.000	11/15/44	36,231,194
1,090,000	2.875	08/15/45	1,214,881
10,600,000	3.000	11/15/45	12,102,338
1,600,000	2.250	08/15/46	1,571,632
United States Treasury Inflation Protected Securities
22,904,200	0.125	04/15/18	23,158,208
2,670,356	0.125	04/15/19	2,717,514
2,398,026	0.125	01/15/23	2,437,737
5,997,954	0.375 (h)	07/15/23	6,218,199
8,003,742	0.625	01/15/24	8,401,448
7,044,103	0.125	07/15/24	7,149,765
3,856,354	0.375	07/15/25	3,983,498
3,082,503	2.500	01/15/29	3,914,285
723,743	2.125	02/15/40	964,951
929,349	1.375	02/15/44	1,104,327
United States Treasury Notes
1,340,000	0.875	11/30/17	1,342,693
32,210,000	0.750	04/30/18	32,214,190
31,580,000	0.750	07/31/18	31,573,367
6,200,000	1.625	06/30/20	6,336,028
800,000	1.625	07/31/20	817,424
14,900,000	1.375	04/30/21	15,057,940
7,100,000	1.125	09/30/21	7,090,273
1,330,000	1.750	09/30/22	1,362,944
4,080,000	1.875	10/31/22	4,209,866
13,130,000	1.375	09/30/23	13,079,712

U.S. Treasury Obligations – (continued)
United States Treasury Strip Coupon(i)
$3,200,000	0.000%	02/15/36	$2,071,136

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $241,270,825)			$250,130,144

Shares	Distribution Rate	Value

Investment Company(c)(j) – 4.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
47,141,651	0.290%	$47,141,651
(Cost $47,141,651)

TOTAL INVESTMENTS – 110.5%
(Cost $1,134,952,183)		$1,167,705,673

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreement – (0.2)%
Citigroup Reverse Repurchase Agreement
$(1,828,750)	(0.500)%	09/21/17	$(1,828,750)
(Cost ($1,828,750))

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.3)%			(109,555,759)

NET ASSETS – 100.0%			$1,056,321,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $168,334,958, which represents approximately 15.9% of net assets as of September 30, 2016.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $133,019,763 which represents approximately 12.6% of net assets as of September 30, 2016.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2016, the value of securities pledged amounted to $1,863,750.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $28,670,964, which represents approximately 2.7% of net assets as of September 30, 2016.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Represents an Affiliated Fund.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	1,058,921	USD	803,000	$807,623	12/21/16	$4,623
	JPY	170,751,871	USD	1,673,159	1,690,209	12/21/16	17,051
	USD	807,000	CAD	1,049,524	800,456	12/21/16	6,544
	USD	752,480	GBP	567,811	737,269	12/21/16	15,210
Barclays Bank PLC	AUD	1,068,000	USD	801,278	815,865	12/21/16	14,588
	CAD	1,052,951	USD	803,000	803,070	12/21/16	70
	USD	804,000	CAD	1,045,264	797,207	12/21/16	6,793
BNP Paribas SA	CAD	423,071	USD	322,009	322,670	12/21/16	661
	CHF	787,169	USD	812,000	814,430	12/21/16	2,430
	JPY	81,567,269	USD	805,000	807,404	12/21/16	2,404
	NOK	2,868,373	EUR	308,195	358,872	12/21/16	11,317
	NZD	1,108,000	USD	800,392	804,229	12/21/16	3,837
	USD	813,000	CHF	781,578	808,645	12/21/16	4,355
	USD	1,620,000	JPY	162,739,512	1,610,898	12/21/16	9,102
Citibank NA	AUD	8,114,341	USD	6,051,432	6,198,697	12/21/16	147,265
	GBP	327,448	EUR	376,269	425,173	12/21/16	850
	JPY	310,324,324	USD	3,033,901	3,060,973	10/06/16	27,072
	JPY	246,754,373	USD	2,438,000	2,442,530	12/21/16	4,530
HSBC Bank PLC	EUR	718,000	CHF	780,186	809,695	12/21/16	2,489
	EUR	718,000	USD	809,592	809,695	12/21/16	103
	NZD	1,121,399	AUD	1,060,000	813,954	12/21/16	4,200
	NZD	2,605,871	USD	1,883,443	1,891,440	12/21/16	7,998
	USD	808,811	EUR	717,000	808,567	12/21/16	244
	USD	3,301,987	GBP	2,495,408	3,240,144	12/21/16	61,843
	USD	1,124,238	NZD	1,542,741	1,119,780	12/21/16	4,458

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	USD	4,770,567	GBP	3,588,525	$4,655,431	11/16/16	$115,135
Standard Chartered Bank	CAD	1,075,185	USD	812,000	820,028	12/21/16	8,028
	USD	679,529	EUR	602,515	679,462	12/21/16	67
State Street Bank (London)	AUD	2,103,000	NZD	2,177,617	1,606,521	12/21/16	25,924
	AUD	2,560,539	USD	1,927,461	1,956,044	12/21/16	28,583
	CAD	2,099,669	USD	1,599,700	1,601,386	12/21/16	1,686
	NOK	33,811,751	EUR	3,635,985	4,230,300	12/21/16	129,968
	NZD	1,112,725	AUD	1,057,000	807,658	12/21/16	196
	USD	813,000	CAD	1,064,274	811,706	12/21/16	1,294
	USD	8,047,963	NZD	11,063,861	8,030,571	12/21/16	17,392
	USD	712,705	SEK	6,065,658	708,460	11/09/16	4,245
Westpac Banking Corp.	AUD	1,047,000	NZD	1,085,545	799,823	12/21/16	11,893
	AUD	1,066,000	USD	803,114	814,337	12/21/16	11,224
	EUR	1,350,132	USD	1,517,705	1,519,522	11/10/16	1,818
	USD	719,307	CAD	929,000	708,253	10/26/16	11,055
	USD	5,116,250	CAD	6,683,587	5,097,472	12/21/16	18,778
	USD	7,601,440	EUR	6,739,732	7,585,314	11/10/16	16,126
TOTAL							$763,449

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	GBP	642,801	USD	839,747	$834,639	12/21/16	$(5,108)
	JPY	193,325,368	USD	1,924,277	1,913,656	12/21/16	(10,621)
	USD	806,000	JPY	81,721,871	808,934	12/21/16	(2,934)
	USD	389,631	NOK	3,169,045	396,490	12/21/16	(6,859)
Barclays Bank PLC	CAD	464,535	USD	354,775	354,294	12/21/16	(481)
	GBP	617,000	USD	807,522	801,139	12/21/16	(6,383)
	NZD	2,215,000	USD	1,615,685	1,607,731	12/21/16	(7,954)
	USD	286,273	CAD	376,786	287,369	12/21/16	(1,097)
BNP Paribas SA	EUR	717,000	JPY	81,959,553	808,567	12/21/16	(2,720)
	EUR	722,000	NOK	6,621,318	814,206	12/21/16	(14,210)
	SEK	126,489,176	EUR	13,270,614	14,807,323	12/21/16	(158,065)
	USD	805,442	AUD	1,056,000	806,698	12/21/16	(1,256)
	USD	353,994	EUR	314,418	354,572	12/21/16	(578)
Citibank NA	EUR	725,000	NOK	6,645,800	817,589	12/21/16	(13,889)
	EUR	1,768,442	USD	1,994,688	1,994,288	12/21/16	(400)
	GBP	3,398,712	USD	4,522,327	4,409,186	11/16/16	(113,141)
	USD	1,613,000	CAD	2,115,048	1,613,116	12/21/16	(116)
	USD	2,845,883	JPY	291,092,836	2,871,277	10/06/16	(25,394)
	USD	2,288,051	JPY	233,399,545	2,310,335	12/21/16	(22,284)
HSBC Bank PLC	EUR	1,872,374	NOK	17,104,214	2,111,493	12/21/16	(28,472)
	GBP	250,339	USD	325,138	325,051	12/21/16	(87)
	SEK	22,717,673	EUR	2,381,407	2,659,421	12/21/16	(26,113)
	USD	1,425,454	NOK	11,610,594	1,452,639	12/21/16	(27,186)
Standard Chartered Bank	CAD	3,138,466	USD	2,413,000	2,393,663	12/21/16	(19,337)
	GBP	609,324	EUR	715,000	791,173	12/21/16	(15,139)
	GBP	248,268	USD	322,820	322,361	12/21/16	(459)
	SEK	22,722,053	EUR	2,385,392	2,659,933	12/21/16	(30,094)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank (London)	CAD	1,051,817	USD	804,000	$802,205	12/21/16	$(1,795)
	CHF	786,635	EUR	723,000	813,878	12/21/16	(1,456)
	EUR	1,766,336	NOK	16,129,932	1,991,912	12/21/16	(26,156)
	GBP	1,239,513	EUR	1,441,000	1,609,436	12/21/16	(15,592)
	GBP	295,901	USD	387,148	384,210	12/21/16	(2,938)
	SEK	50,334,237	EUR	5,269,913	5,892,325	12/21/16	(50,602)
	SEK	13,796,826	NOK	13,155,000	1,615,111	12/21/16	(30,755)
	USD	3,064,131	CAD	4,050,883	3,089,547	12/21/16	(25,417)
	USD	453,491	JPY	45,963,321	454,974	12/21/16	(1,483)
Westpac Banking Corp.	CAD	539,992	USD	418,106	411,680	10/26/16	(6,426)
	EUR	3,808,681	USD	4,295,640	4,286,527	11/10/16	(9,113)
	EUR	8,823,202	USD	9,950,542	9,950,002	12/21/16	(540)
	GBP	599,835	EUR	701,206	778,851	12/21/16	(11,905)
	JPY	99,968,928	USD	999,330	986,072	10/06/16	(13,257)
	USD	1,737,771	NZD	2,396,926	1,739,780	12/21/16	(2,010)
TOTAL							$(739,822)

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $(1,045,547))	3.000%	TBA-30yr	10/13/16	$(1,000,000)	$(1,039,531)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(9)	June 2018	$(2,224,913)	$(1,151)
Eurodollars	(10)	September 2018	(2,471,250)	352
Eurodollars	(10)	December 2018	(2,470,125)	227
Eurodollars	(10)	March 2019	(2,469,500)	102
Eurodollars	(10)	June 2019	(2,468,750)	(148)
Eurodollars	(10)	September 2019	(2,467,875)	(648)
Eurodollars	(10)	December 2019	(2,466,750)	(773)
Eurodollars	(10)	March 2020	(2,465,875)	(898)
Ultra Long U.S. Treasury Bonds	(59)	December 2016	(10,848,625)	172,067
Ultra 10 Year U.S. Treasury Notes	(8)	December 2016	(1,153,250)	506
2 Year U.S. Treasury Notes	96	December 2016	20,973,000	11,838
5 Year U.S. Treasury Notes	572	December 2016	69,506,938	256,833
10 Year U.S. Treasury Notes	(158)	December 2016	(20,717,750)	(106,977)
20 Year U.S. Treasury Bonds	84	December 2016	14,125,125	(124,664)
TOTAL				$206,666

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	77,980		06/15/18	0.050%	3 month STIBOR	$63,903	$18,874
	104,320	(b)	09/15/18	(0.330)	3 month STIBOR	549	4,379
EUR	42,620		09/21/18	6 month EURO	(0.400)%	(557,018)	604,890
GBP	5,650	(b)	12/21/19	0.353	6 month GBP	1,141	9,920
CAD	56,700	(b)	12/21/21	1.000	6 month CDOR	(79,151)	116,344
NOK	75,210	(b)	12/21/21	1.250	3 month NIBOR	27,778	(28,621)
NZD	4,280	(b)	12/21/21	2.250	3 month NZDOR	16,297	1,417
	$41,970	(b)	12/21/21	3 month LIBOR	1.500	(522,325)	(74,556)
SEK	75,195	(b)	12/21/21	3 month STIBOR	0.100	(21,067)	(28,442)
EUR	3,430	(b)	12/21/21	6 month EURO	0.250	(63,439)	(10,492)
GBP	1,490		09/15/23	3.075	6 month GBP	(2,372)	(10,442)
EUR	1,940		09/15/23	6 month EURO	0.847	9,022	5,808
	720	(b)	08/16/24	0.250	6 month EURO	(233)	43
GBP	660	(b)	09/27/26	6 month GBP	1.000	(1,373)	4,661
AUD	1,160	(b)	09/28/26	2.500	6 month AUDOR	6,254	(662)
JPY	427,210	(b)	12/15/26	0.250	6 month JYOR	(3,191)	12,544
	$6,980	(b)	12/15/26	2.500	3 month LIBOR	96,204	136,383
SEK	10,520	(b)	12/15/26	3 month STIBOR	2.750	(78,653)	(2,219)
GBP	8,110	(b)	12/15/26	6 month GBP	2.250	(581,636)	(3,039)
EUR	4,310	(b)	12/21/26	0.750	6 month EURO	169,268	47,336
AUD	1,630	(b)	12/21/26	2.750	6 month AUDOR	75,391	(7,235)
SEK	36,920	(b)	12/21/26	3 month STIBOR	0.750	8,792	(38,900)
GBP	1,510		09/15/31	3.230	6 month GBP	(9,839)	(36,603)
	650	(b)	12/21/31	6 month GBP	1.500	(75,613)	12,983
	2,630	(b)	12/17/35	6 month GBP	2.500	(387,051)	21,094
JPY	501,760	(b)	12/16/36	0.750	6 month JYOR	(307)	24,906
	109,980	(b)	12/21/36	6 month JYOR	0.500	5,850	(33,303)
	147,520	(b)	12/17/46	0.750	6 month JYOR	8,371	3,384
GBP	1,570	(b)	12/17/46	6 month GBP	1.000	(34,622)	37,443
	$4,460	(b)	12/21/46	2.250	3 month LIBOR	417,184	77,584
GBP	2,540	(b)	12/21/46	6 month GBP	1.750	(597,479)	(35,572)
	TOTAL					$(2,109,365)	$829,907

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 26	$15,325	(1.000)%	06/20/21	0.684%	$(206,443)	$(18,053)
TOTAL					$(206,443)	$(18,053)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 44.8%
	British Pound – 3.0%
	United Kingdom Treasury
GBP	3,400,000	1.750%		07/22/19	$4,607,378
	2,930,000	2.000		09/07/25	4,237,569
	2,000,000	4.500		09/07/34	3,920,982
	3,070,000	4.250		03/07/36	5,948,514
	2,970,000	3.500		01/22/45	5,618,169
	720,000	3.500		07/22/68	1,650,796

					25,983,408

	Canadian Dollar – 1.5%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	673,361
	Government of Canada
	1,290,000	3.500		12/01/45	1,397,225
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,498,063
	1,700,000	2.600		06/02/25	1,387,432
	2,300,000	4.650		06/02/41	2,389,795
	Province of British Columbia Canada
	2,600,000	2.850		06/18/25	2,178,475
	2,000,000	4.950		06/18/40	2,173,711
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,576,075

					13,274,137

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	490,944

	Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	850,211

	Euro – 15.8%
	Federal Republic of Germany
EUR	2,220,000	2.500		08/15/46	3,923,277
	France Government Bond OAT
	7,130,000	4.750		04/25/35	13,780,232
	Government of France
	13,660,000	1.000		11/25/18	15,890,926
	1,330,000	4.500		04/25/41	2,702,655
	Italy Buoni Poliennali Del Tesoro
	2,830,000	3.750		05/01/21	3,685,887
	7,850,000	5.000		03/01/22	10,980,009
	9,104,557	2.350	(a)	09/15/24	11,987,768
	2,040,000	3.500	(a)	03/01/30	2,858,285
	190,000	5.000		08/01/34	319,271
	Kingdom of Belgium(a)
	4,485,000	3.750		09/28/20	5,912,202
	3,140,000	2.600		06/22/24	4,289,500
	Republic of Austria(a)
	8,990,000	4.350		03/15/19	11,335,220
	Republic of Indonesia(a)
	650,000	2.625		06/14/23	766,686
	420,000	3.750		06/14/28	516,628

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Republic of Ireland
EUR	860,000	4.500%		04/18/20	$1,136,362
	510,000	3.400		03/18/24	715,196
	Republic of Italy
	7,122,827	2.150		11/12/17	8,169,501
	1,310,000	5.000		08/01/39	2,272,852
	Spain Government Bond(a)
	15,510,000	3.800		01/31/17	17,655,399
	2,200,000	4.800		01/31/24	3,240,014
	2,230,000	3.800		04/30/24	3,105,785
	1,250,000	2.750		10/31/24	1,636,551
	5,345,000	5.900		07/30/26	8,812,875

					135,693,081

	Japanese Yen – 20.5%
	Government of Japan
JPY	2,402,800,000	0.300		03/20/18	23,907,155
	667,500,000	0.200		09/20/18	6,647,353
	4,239,500,000	1.300		06/20/20	44,245,823
	50,000	0.400		06/20/25	517
	436,000,000	2.200		03/20/31	5,596,605
	225,000,000	1.700		09/20/32	2,755,559
	214,000,000	1.400		09/20/34	2,530,710
	1,574,200,000	2.500		09/20/34	21,617,792
	348,000,000	2.200		09/20/39	4,801,648
	454,000,000	1.400		09/20/45	5,634,919
	141,600,000	2.000		03/20/52	2,082,744
	235,700,000	1.400		03/20/55	3,046,819
	Japan Government Ten Year Bond
	256,250,000	0.100		06/20/26	2,575,994
	Japan Government Two Year Bond
	2,074,000,000	0.100		07/15/18	20,597,038
	Japanese Government CPI Linked Bond
	23,382,500	0.100		09/10/24	242,230
	1,565,190,300	0.100		03/10/25	16,237,663
	1,315,213,016	0.100		03/10/26	13,683,248

					176,203,817

	Mexican Peso – 0.4%
	United Mexican States
MXN	16,290,000	8.000		12/07/23	943,896
	18,960,400	7.750		11/23/34	1,111,627
	13,763,300	10.000		11/20/36	989,391
	1,882,300	8.500		11/18/38	119,692

					3,164,606

	Polish Zloty – 0.1%
	Poland Government Bond
PLN	640,000	2.000		04/25/21	165,788
	290,000	4.000		10/25/23	82,381
	790,000	5.750		04/25/29	261,537

					509,706

	Russian Ruble – 0.0%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	387,011

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	South African Rand – 0.2%
	Republic of South Africa
ZAR	18,820,000	7.750%		02/28/23	$1,332,915
	6,569,608	10.500		12/21/26	537,563

					1,870,478

	South Korean Won – 0.5%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,923,701

	Swedish Krona – 0.6%
	Sweden Government Bond
SEK	21,290,000	3.500		06/01/22	3,031,842
	13,770,000	1.000		11/12/26	1,739,099

					4,770,941

	United States Dollar – 2.0%
	Republic of Chile
	$6,171,000	3.125		01/21/26	6,548,974
	150,000	3.625		10/30/42	159,000
	Republic of Colombia(b)
	200,000	5.625		02/26/44	232,000
	200,000	5.000		06/15/45	217,000
	Republic of Indonesia
	970,000	5.875		01/15/24	1,143,223
	200,000	4.125	(a)	01/15/25	213,454
	1,110,000	4.125		01/15/25	1,184,670
	1,050,000	6.750		01/15/44	1,437,481
	230,000	5.125		01/15/45	261,876
	Republic of Kazakhstan
	550,000	5.125		07/21/25	618,750
	Republic of Korea
	660,000	7.125		04/16/19	755,818
	Republic of Peru
	580,000	6.550		03/14/37	819,250
	Republic of South Africa
	210,000	5.875		09/16/25	237,300
	Republic of Turkey
	500,000	5.750		03/22/24	538,750
	United Mexican States
	460,000	4.750		03/08/44	478,400
	1,210,000	5.550		01/21/45	1,403,600
	470,000	5.750		10/12/10	497,025

					16,746,571

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $361,027,642)				$383,868,612

	Corporate Obligations – 16.7%
	Automotive – 0.2%
	Daimler AG
EUR	1,050,000	1.400%		01/12/24	$1,271,106
	Ford Motor Credit Co. LLC
	$300,000	4.250		02/03/17	302,878

					1,573,984

	Corporate Obligations – (continued)
	Banks – 4.8%
	ABN AMRO Bank NV(a)
	$800,000	4.750%		07/28/25	$840,253
	Bank of America Corp.
EUR	300,000	4.625		08/07/17	350,251
	$1,550,000	5.750		12/01/17	1,624,002
	1,000,000	5.650		05/01/18	1,060,767
	1,400,000	2.600		01/15/19	1,427,324
	600,000	2.650		04/01/19	613,117
	1,450,000	4.125		01/22/24	1,572,519
	150,000	3.875		08/01/25	160,248
	Bank of Ireland
EUR	1,296,000	1.250		04/09/20	1,503,322
	Cooperatieve Rabobank UA
	800,000	3.875		07/25/23	1,043,645
	Credit Agricole SA(a)
	$1,500,000	2.125		04/17/18	1,511,874
	Credit Suisse AG
	750,000	6.500		08/08/23	812,812
	Deutsche Bank AG
	150,000	2.850		05/10/19	146,772
	100,000	3.125		01/13/21	96,670
	HSBC Holdings PLC
	200,000	4.250		08/18/25	205,324
	450,000	6.800		06/01/38	593,951
	ING Bank NV
EUR	300,000	6.125	(b)(c)	05/29/23	367,635
	$900,000	5.800	(a)	09/25/23	1,006,008
	600,000	4.125	(b)(c)	11/21/23	614,340
	Intesa Sanpaolo SpA
	800,000	2.375		01/13/17	801,112
	1,700,000	3.875		01/16/18	1,733,458
	900,000	3.875		01/15/19	926,677
	500,000	5.017	(a)	06/26/24	461,250
	JPMorgan Chase & Co.(b)
	4,150,000	3.300		04/01/26	4,270,545
	KBC Bank NV(b)(c)
	1,000,000	8.000		01/25/23	1,060,600
	KBC Group NV(b)(c)
EUR	800,000	1.875		03/11/27	906,588
	Lloyds TSB Bank PLC(b)(c)
	1,250,000	11.875		12/16/21	1,435,576
	Mitsubishi UFJ Financial Group, Inc.
	$1,150,000	2.950		03/01/21	1,184,070
	Morgan Stanley, Inc.
	500,000	5.625		09/23/19	553,729
EUR	900,000	2.375		03/31/21	1,103,259
	$50,000	3.875		04/29/24	53,474
	1,700,000	3.700		10/23/24	1,793,767
EUR	300,000	1.750		01/30/25	357,212
	$300,000	4.000		07/23/25	322,608
	1,000,000	3.950		04/23/27	1,038,649
	350,000	4.300		01/27/45	374,652
	Santander UK Group Holdings PLC(a)
	900,000	5.625		09/15/45	911,836
	Santander UK PLC(a)
	600,000	5.000		11/07/23	625,294

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Banks – (continued)
	Synchrony Financial(b)
	$100,000	1.875%		08/15/17	$100,201
	250,000	3.000		08/15/19	255,906
	The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,051,488
	UBS Group Funding Jersey Ltd.(a)
	2,400,000	3.000		04/15/21	2,464,958
	1,750,000	4.125		09/24/25	1,833,981

					41,171,724

	Chemicals(b) – 0.1%
	LyondellBasell Industries NV
	500,000	5.000		04/15/19	536,642

	Communications – 2.1%
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	267,508
	American Tower Corp.(b)
	$450,000	3.300		02/15/21	470,423
	AT&T, Inc.(b)
	1,750,000	3.400		05/15/25	1,797,964
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	329,459
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)(b)
	$150,000	3.579		07/23/20	156,780
	1,150,000	4.908		07/23/25	1,268,513
	Deutsche Telekom International Finance BV
EUR	1,150,000	0.625		04/03/23	1,323,502
	Orange SA
	1,200,000	3.000		06/15/22	1,567,881
	$250,000	5.500	(b)	02/06/44	311,034
	Time Warner Cable LLC
	300,000	6.750		07/01/18	325,968
	450,000	5.000		02/01/20	487,799
	100,000	4.125	(b)	02/15/21	106,145
	28,000	7.300		07/01/38	35,829
	100,000	5.500	(b)	09/01/41	106,740
	Verizon Communications, Inc.
	2,248,000	2.625		02/21/20	2,311,866
	350,000	4.500		09/15/20	384,079
	750,000	5.150		09/15/23	873,695
	2,700,000	3.500	(b)	11/01/24	2,880,017
	2,600,000	2.625	(b)	08/15/26	2,551,822
	505,000	4.522		09/15/48	533,952

					18,090,976

	Consumer Cyclical Services(b) – 0.4%
	Marriott International, Inc.
	1,200,000	2.300		01/15/22	1,210,122
	700,000	3.125		06/15/26	707,498
	The Priceline Group, Inc.
	1,250,000	3.650		03/15/25	1,310,957
	500,000	3.600		06/01/26	524,238

					3,752,815

	Corporate Obligations – (continued)
	Diversified Manufacturing – 0.1%
	Roper Technologies, Inc.
	$400,000	2.050%		10/01/18	$404,228

	Electric – 0.8%
	Berkshire Hathaway Energy Co.
	350,000	5.950		05/15/37	453,342
	EDP Finance BV
EUR	200,000	4.875		09/14/20	258,480
	350,000	4.125		01/20/21	443,431
	100,000	2.625		01/18/22	119,837
	Electricite de France SA
	1,050,000	4.625		04/26/30	1,672,083
	400,000	4.125	(b)(c)	01/22/49	444,172
EUR	700,000	5.000	(b)(c)	01/22/49	774,825
	Enel Finance International NV
GBP	150,000	5.625		08/14/24	246,028
	100,000	5.750		09/14/40	180,017
	Engie SA
EUR	700,000	2.375		05/19/26	927,061
	Exelon Corp.(b)
	$450,000	3.950		06/15/25	485,378
	Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	633,100

					6,637,754

	Energy – 1.6%
	Anadarko Petroleum Corp.(b)
	50,000	3.450		07/15/24	49,320
	Apache Corp.(b)
	100,000	3.250		04/15/22	102,614
	1,400,000	2.625		01/15/23	1,378,258
	APT Pipelines Ltd.
EUR	600,000	1.375		03/22/22	686,917
	250,000	2.000		03/22/27	289,305
	Buckeye Partners LP(b)
	$550,000	4.150		07/01/23	560,256
	Columbia Pipeline Group, Inc.
	100,000	2.450		06/01/18	100,595
	150,000	3.300	(b)	06/01/20	155,467
	Devon Energy Corp.(b)
	500,000	3.250		05/15/22	496,426
	200,000	5.600		07/15/41	201,798
	50,000	4.750		05/15/42	46,612
	Dolphin Energy Ltd.
	199,280	5.888		06/15/19	211,237
	296,800	5.888	(a)	06/15/19	314,608
	Energy Transfer Partners LP(b)
	150,000	3.600		02/01/23	147,623
	Enterprise Products Operating LLC(b)
	700,000	2.850		04/15/21	720,747
	500,000	3.750		02/15/25	518,171
	Kinder Morgan Energy Partners LP(b)
	200,000	3.950		09/01/22	208,933
	Kinder Morgan, Inc.(b)
	350,000	3.050		12/01/19	357,651
	3,000,000	5.000	(a)	02/15/21	3,242,925
	300,000	4.300		06/01/25	311,794

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – (continued)
	Petroleos Mexicanos
	$32,000	6.375%		02/04/21	$34,736
EUR	920,000	5.125		03/15/23	1,154,915
	$651,000	4.500		01/23/26	631,600
	808,000	6.875		08/04/26	911,020
	69,000	5.500		06/27/44	59,140
	30,000	6.375		01/23/45	28,800
	10,000	5.625		01/23/46	8,723
	410,000	6.750	(a)	09/21/47	410,000
	Williams Partners LP(b)
	450,000	3.900		01/15/25	449,062

					13,789,253

	Financial Companies – 0.4%
	GE Capital European Funding Unlimited Co.
EUR	1,200,000	2.875		06/18/19	1,453,879
	GE Capital International Funding Co.
	$1,500,000	3.373		11/15/25	1,623,026

					3,076,905

	Food & Beverage – 1.9%
	Anheuser-Busch InBev Finance, Inc.(b)
	2,050,000	2.650		02/01/21	2,115,387
	600,000	3.300		02/01/23	633,305
	3,500,000	3.650		02/01/26	3,759,000
	1,100,000	4.900		02/01/46	1,308,759
	CVS Health Corp.(b)
	550,000	2.800		07/20/20	569,830
	300,000	3.500		07/20/22	321,117
	350,000	4.000		12/05/23	385,506
	222,000	3.875		07/20/25	241,673
	Kraft Heinz Foods Co.(b)
	600,000	2.800		07/02/20	621,796
	500,000	3.500		07/15/22	531,340
	500,000	3.950		07/15/25	540,969
	150,000	5.000		07/15/35	173,224
	Mead Johnson Nutrition Co.(b)
	800,000	4.125		11/15/25	867,357
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	441,198
	1,050,000	4.250		07/15/22	1,148,468
	Sigma Alimentos SA de CV(a)(b)
	720,000	4.125		05/02/26	721,800
	Walgreens Boots Alliance, Inc.(b)
	750,000	2.600		06/01/21	767,527
	850,000	3.450		06/01/26	882,400

					16,030,656

	Health Care – Services – 0.1%
	Humana, Inc.(b)
	150,000	3.850		10/01/24	160,864
	UnitedHealth Group, Inc.
	700,000	2.875		12/15/21	737,652

					898,516

	Corporate Obligations – (continued)
	Insurance – 0.1%
	Allianz Finance II BV(b)(c)
EUR	100,000	5.750%		07/08/41	$130,504
	MetLife, Inc.
	$110,000	3.600		04/10/24	116,512
	QBE Insurance Group Ltd.(a)
	400,000	2.400		05/01/18	402,147
	Standard Life PLC(b)(c)
	GBP 150,000	6.546		01/06/49	207,878

					857,041

	Metals & Mining – 0.3%
	Glencore Funding LLC(a)
	$2,036,000	2.500		01/15/19	2,031,113
	Rio Tinto Finance USA Ltd.
	752,000	9.000		05/01/19	888,416

					2,919,529

	Noncaptive – Financial – 0.2%
	Capital One Financial Corp.(b)
	$1,000,000	4.200		10/29/25	1,043,292
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	106,706
	$350,000	5.550		05/04/20	396,627
	150,000	4.650		10/17/21	170,898

					1,717,523

	Pharmaceuticals – 1.1%
	Actavis Funding SCS
	50,000	2.450		06/15/19	51,132
	250,000	3.000	(b)	03/12/20	258,129
	100,000	3.450	(b)	03/15/22	104,984
	800,000	3.800	(b)	03/15/25	846,683
	EMD Finance LLC(a)(b)
	2,050,000	3.250		03/19/25	2,115,171
	Forest Laboratories LLC(a)(b)
	300,000	4.375		02/01/19	316,027
	4,100,000	5.000		12/15/21	4,588,605
	Teva Pharmaceutical Finance Netherlands III BV
	900,000	2.800		07/21/23	902,309
	550,000	3.150		10/01/26	552,544

					9,735,584

	Real Estate Investment Trusts(b) – 0.6%
	HCP, Inc.
	100,000	2.625		02/01/20	101,439
	1,750,000	5.375		02/01/21	1,960,443
	200,000	4.250		11/15/23	209,993
	Prologis LP
EUR	100,000	3.000		01/18/22	125,899
	Ventas Realty LP
	$1,600,000	3.500		02/01/25	1,650,720
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	208,416

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Real Estate Investment Trusts(b) – (continued)
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	$350,000	2.700%		09/17/19	$358,825
	400,000	3.750		09/17/24	420,449

					5,036,184

	Restaurants(b) – 0.0%
	McDonald’s Corp.
	100,000	2.750		12/09/20	103,766

	Technology(b) – 0.4%
	Fidelity National Information Services, Inc.
	650,000	4.500		10/15/22	716,518
	1,100,000	5.000		10/15/25	1,254,400
	Oracle Corp.
	1,050,000	2.950		05/15/25	1,084,579

					3,055,497

	Tobacco – 1.2%
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	828,401
	200,000	3.500		06/15/22	214,735
	2,100,000	3.950		06/15/25	2,320,057
	Philip Morris International, Inc.(b)
	800,000	1.875		02/25/21	807,451
	1,300,000	2.750		02/25/26	1,333,562
	Reynolds American, Inc.
	108,000	3.250		06/12/20	113,623
	150,000	4.000		06/12/22	162,954
	2,700,000	4.450	(b)	06/12/25	3,012,460
	250,000	5.700	(b)	08/15/35	308,997
	1,100,000	5.850	(b)	08/15/45	1,430,119

					10,532,359

	Transportation(a) – 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	2,350,000	3.375	(b)	02/01/22	2,443,817
	450,000	4.250		01/17/23	474,665

					2,918,482

	TOTAL CORPORATE OBLIGATIONS
	(Cost $138,478,571)				$142,839,418

	Foreign Debt Obligation(d) – 0.3%
	Supranational – 0.3%
	European Financial Stability Facility
EUR	2,410,000	1.200%		02/17/45	$2,941,803

	Asset-Backed Securities – 11.9%
	Collateralized Loan Obligations(a)(c) – 8.2%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
	$154,025	1.287%		11/01/18	$154,004
	B&M CLO Ltd. Series 2014-1A, Class A1
	1,750,000	2.033		04/16/26	1,746,724

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(a)(c) – (continued)
	Callidus Debt Partners CLO Fund VI Ltd. Series 2006-A, Class A1T
	$1,380,493	0.898%		10/23/21	$1,365,748
	Cent CLO 21 Ltd. Series 2014-21A, Class A1B
	5,100,000	2.024		07/27/26	5,082,058
	Duane Street CLO IV Ltd. Series 2007-4A, Class A1R
	2,717,149	0.886		11/14/21	2,712,878
	Greywolf CLO V Ltd. Series 2015-1A, Class A1
	1,800,000	2.238		04/25/27	1,801,390
	Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1
	2,450,000	1.778		04/15/25	2,426,230
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
	5,650,000	2.163		04/18/26	5,618,388
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
	3,250,000	2.054		04/28/25	3,245,274
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
	850,000	2.634		04/28/25	832,498
	Madison Park Funding X Ltd. Series 2012-10A, Class A1A
	2,600,000	2.004		01/20/25	2,599,891
	Magnetite VIII Ltd. Series 2014-8A, Class A
	2,700,000	2.108		04/15/26	2,705,673
	OCP CLO Ltd. Series 2016-12A, Class A1
	4,650,000	2.426		10/18/28	4,645,350
	OFSI Fund V Ltd. Series 2014-7A, Class ACOM
	2,850,000	0.000		10/18/26	2,834,610
	OHA Credit Partners VIII Ltd. Series 2013-8A, Class A
	6,100,000	1.754		04/20/25	6,055,641
	Shackleton CLO Ltd. Series 2014-5A, Class A
	3,650,000	2.132		05/07/26	3,650,307
	Shackleton CLO Ltd. Series 2014-5A, Class B1
	550,000	2.632		05/07/26	549,993
	Sound Point CLO Vlll Ltd. Series 2015-1A, Class A
	900,000	2.158		04/15/27	899,996
	Sound Point CLO XI Ltd. Series 2016-1A, Class A
	8,350,000	2.175		07/20/28	8,370,900
	Sound Point CLO XI Ltd. Series 2016-1A, Class B1
	1,700,000	2.925		07/20/28	1,715,327
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
	1,250,000	0.000		07/15/26	1,227,875
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	1,550,000	2.158		04/15/26	1,550,394
	Whitehorse VIII Ltd. Series 2014-1A, Class A
	3,500,000	2.137		05/01/26	3,495,912
	Zais CLO 4 Ltd. Series 2016-1A, Class A
	4,700,000	2.180		05/10/25	4,701,001

					69,988,062

	Credit Card(a) – 0.3%
	Golden Credit Card Trust Series 2016-5A, Class A
	2,600,000	1.600		09/15/21	2,599,270

	Home Equity(c) – 0.3%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
	2,158,439	1.975		10/25/37	2,125,665
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	38,519	7.000		09/25/37	38,228

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Home Equity(c) – (continued)
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
$81,559	7.000%	09/25/37	$81,750
New Century Home Equity Loan Trust Series 2005-3, Class M1
374,402	1.004	07/25/35	374,270

			2,619,913

Other(a)(c) – 0.5%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
2,150,000	1.585	09/10/18	2,150,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
2,150,000	1.785	03/10/19	2,150,000

			4,300,000

Student Loans(c) – 2.6%
Chase Education Loan Trust Series 2007-A, Class A3
387,763	0.694	12/28/23	381,387
Educational Services of America, Inc. Series 2010-1, Class A1(a)
720,050	1.488	07/25/23	713,688
Educational Services of America, Inc. Series 2015-2, Class A(a)
2,744,174	1.524	12/25/56	2,724,206
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
619,152	1.612	02/25/42	610,374
Nelnet Student Loan Trust Series 2006-2, Class A5
2,000,231	0.738	01/25/30	1,971,863
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
627,994	1.418	07/27/48	624,707
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
342,397	1.374	02/25/43	342,179
Northstar Education Finance, Inc. Series 2004-2, Class A3
241,767	0.913	07/30/18	241,159
PHEAA Student Loan Trust Series 2016-1A, Class A(a)
4,500,000	1.728	09/25/65	4,499,958
Scholar Funding Trust Series 2010-A, Class A(a)
1,046,469	1.384	10/28/41	1,025,655
SLC Student Loan Center Series 2011-1, Class A(a)
768,946	1.744	10/25/27	766,299
SLC Student Loan Trust Series 2006-1, Class A4
207,956	0.733	12/15/21	207,615
SLC Student Loan Trust Series 2006-1, Class A5
2,550,000	0.763	03/15/27	2,455,073
SLM Student Loan Trust Series 2005-3, Class A5
1,246,606	0.728	10/25/24	1,229,382
SLM Student Loan Trust Series 2006-5, Class A5
2,902,213	0.748	01/25/27	2,863,401
Wachovia Student Loan Trust Series 2006-1, Class A5(a)
1,753,313	0.758	07/26/27	1,740,011

			22,396,957

TOTAL ASSET-BACKED SECURITIES
(Cost $101,293,166)			$101,904,202

Mortgage-Backed Obligations – 19.3%
Adjustable Rate Non-Agency(c) – 0.3%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$127,993	1.989%	09/25/35	$118,846
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
690,993	0.722	03/20/46	517,112
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
111,503	3.043	04/20/35	111,642
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
787,678	3.169	08/19/36	668,002
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,004,307	1.489	01/25/46	744,344
Sequoia Mortgage Trust Series 2004-10, Class A3A
163,995	1.561	11/20/34	158,830
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
377,417	3.003	11/25/34	382,400

TOTAL ADJUSTABLE RATE NON-AGENCY			$2,701,176

Collateralized Mortgage Obligations – 1.4%
FHLMC REMIC Series 3852, Class SW(c)
$896,790	5.476%	05/15/41	$145,015
FHLMC REMIC Series 4314, Class SE(c)
631,120	5.526	03/15/44	106,942
FHLMC REMIC Series 4320, Class SD(c)
507,255	5.576	07/15/39	90,744
FHLMC REMIC Series 4583, Class ST(c)
2,018,819	5.476	05/15/46	399,462
FHLMC STRIPS Series 304, Class C45
588,175	3.000	12/15/27	49,800
FNMA REMIC Series 2010-126, Class LS(c)
2,369,515	4.477	11/25/40	423,025
FNMA REMIC Series 2011-124, Class SC(c)
812,297	6.025	12/25/41	151,085
FNMA REMIC Series 2011-52, Class GB
788,877	5.000	06/25/41	873,752
FNMA REMIC Series 2011-99, Class DB
732,608	5.000	10/25/41	810,685
FNMA REMIC Series 2012-111, Class B
97,100	7.000	10/25/42	112,690
FNMA REMIC Series 2012-153, Class B
377,068	7.000	07/25/42	444,913
FNMA REMIC Series 2012-5, Class SA(c)
1,048,804	5.425	02/25/42	177,178
FNMA REMIC Series 2013-121, Class SA(c)
1,078,870	5.575	12/25/43	200,298
FNMA REMIC Series 2013-96, Class SW(c)
474,623	5.575	09/25/43	86,694
FNMA REMIC Series 2014-6, Class SA(c)
796,250	6.075	02/25/44	160,653
FNMA REMIC Series 2014-87, Class MS(c)
1,970,026	5.725	01/25/45	372,286
FNMA REMIC Series 2015-79, Class SA(c)
765,823	5.725	11/25/45	135,085
FNMA REMIC Series 2015-81, Class SA(c)
3,642,009	5.175	11/25/45	582,653

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
FNMA REMIC Series 2015-82, Class MS(c)
$1,035,328	5.175%	11/25/45	$182,313
FNMA REMIC Series 2015-86, Class BS(c)
424,888	5.175	11/25/45	73,871
FNMA REMIC Series 2016-1, Class SJ(c)
1,838,916	5.625	02/25/46	370,978
FNMA REMIC Series 2016-3, Class IP
1,628,661	4.000	02/25/46	256,499
GNMA REMIC Series 2010-101, Class S(c)
1,685,635	5.468	08/20/40	280,816
GNMA REMIC Series 2010-20, Class SE(c)
1,238,197	5.718	02/20/40	208,291
GNMA REMIC Series 2010-31, Class SA(c)
721,219	5.218	03/20/40	110,676
GNMA REMIC Series 2012-149, Class MS(c)
935,852	5.718	12/20/42	157,394
GNMA REMIC Series 2013-134, Class DS(c)
269,147	5.568	09/20/43	44,901
GNMA REMIC Series 2013-152, Class SG(c)
494,512	5.618	06/20/43	82,239
GNMA REMIC Series 2013-152, Class TS(c)
472,537	5.568	06/20/43	81,795
GNMA REMIC Series 2013-167, Class SG(c)
253,661	5.618	11/20/43	41,425
GNMA REMIC Series 2013-181, Class SA(c)
1,549,168	5.568	11/20/43	258,767
GNMA REMIC Series 2014-132, Class SL(c)
1,192,372	5.568	10/20/43	161,931
GNMA REMIC Series 2014-133, Class BS(c)
568,387	5.068	09/20/44	84,322
GNMA REMIC Series 2014-188, Class IB
1,357,936	4.000	12/20/44	168,855
GNMA REMIC Series 2014-41, Class SA(c)
310,571	5.568	03/20/44	54,577
GNMA REMIC Series 2015-110, Class MS(c)
3,478,135	5.178	08/20/45	493,957
GNMA REMIC Series 2015-117, Class KI
4,818,809	5.000	08/20/45	835,712
GNMA REMIC Series 2015-123, Class SP(c)
839,404	5.718	09/20/45	132,928
GNMA REMIC Series 2015-126, Class HS(c)
1,300,904	5.668	09/20/45	199,933
GNMA REMIC Series 2015-129, Class IC
735,740	4.500	09/16/45	106,335
GNMA REMIC Series 2015-14, Class IO
2,443,089	5.000	10/20/44	423,668
GNMA REMIC Series 2015-167, Class AS(c)
670,642	5.718	11/20/45	107,945
GNMA REMIC Series 2015-168, Class SD(c)
385,633	5.668	11/20/45	61,386
GNMA REMIC Series 2015-64, Class SG(c)
1,755,993	5.068	05/20/45	312,717
GNMA REMIC Series 2016-1, Class ST(c)
779,524	5.668	01/20/46	119,702
GNMA REMIC Series 2016-138, Class GI
1,550,000	4.000	10/01/46	222,813

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
GNMA REMIC Series 2016-4, Class SM(c)
$1,119,157	5.118%	01/20/46	$178,344
GNMA REMIC Series 2016-6, Class SB(c)
1,054,040	5.118	01/20/46	171,341
Leek Finance Number Eighteen PLC Series 2018X, Class A2C(c)
EUR 113,556	0.026	09/21/38	137,573
Leek Finance PLC Series 2018X, Class A2B(c)
643,484	0.904	09/21/38	693,692

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,140,656

Commercial Mortgage-Backed Securities – 2.1%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(c)
$600,000	5.801%	04/10/49	$610,289
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
2,159,479	5.602	06/11/50	2,235,843
Commercial Mortgage Trust Series 2007-C9, Class A1A(c)
3,864,440	5.813	12/10/49	3,950,543
FNMA ACES Series 2012-M8, Class ASQ2
136,507	1.520	12/25/19	136,759
FNMA ACES Series 2012-M8, Class ASQ3
300,000	1.801	12/25/19	303,458
FREMF Mortgage Trust Series 2015-K44, Class B(a)(c)
1,750,000	3.811	01/25/48	1,748,139
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(c)
3,459,589	5.988	08/10/45	3,528,056
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(c)
2,840,227	6.069	07/15/44	2,906,070
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(c)
150,000	5.478	02/12/44	150,727
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(c)
250,000	5.931	12/15/44	242,329
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(c)
1,583,427	5.608	05/15/46	1,611,569

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$17,423,782

Federal Agencies – 15.5%
FHLMC – 0.2%
$104	5.000%	11/01/16	$108
110	5.000	12/01/16	113
801	5.000	01/01/17	820
1,862	5.000	02/01/17	1,905
1,786	5.000	03/01/17	1,826
4,188	5.000	04/01/17	4,293
157	5.000	05/01/17	161
83	5.000	06/01/17	85
287	5.000	08/01/17	295
19,346	5.000	09/01/17	19,875
25,065	5.000	10/01/17	25,749
18,978	5.000	11/01/17	19,495
18,962	5.000	12/01/17	19,481

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$25,578	5.000%	01/01/18		$26,252
57,263	5.000	02/01/18		58,704
58,697	5.000	03/01/18		60,223
60,316	5.000	04/01/18		61,880
43,066	5.000	05/01/18		44,232
12,911	5.000	06/01/18		13,265
13,269	5.000	07/01/18		13,655
5,396	5.000	08/01/18		5,550
3,841	5.000	09/01/18		3,948
20,268	5.000	10/01/18		20,899
22,334	5.000	11/01/18		23,028
16,175	5.000	12/01/18		16,628
9,702	5.000	01/01/19		9,995
1,112	5.000	02/01/19		1,150
2,739	5.000	03/01/19		2,814
3,658	5.000	01/01/33		4,082
939	5.000	06/01/33		1,044
8,214	5.000	07/01/33		9,136
10,017	5.000	08/01/33		11,141
1,823	5.000	10/01/33		2,028
7,608	5.000	11/01/33		8,464
2,361	5.000	12/01/33		2,627
7,694	5.000	02/01/34		8,558
3,053	5.000	03/01/34		3,395
4,912	5.000	04/01/34		5,461
9,199	5.000	05/01/34		10,232
121,487	5.000	06/01/34		135,130
1,761	5.000	11/01/34		1,958
33,625	5.000	04/01/35		37,403
2,856	5.000	11/01/35		3,177
8,272	5.000	02/01/37		9,425
806	5.000	11/01/37		892
317,715	7.000	02/01/39		372,777
46,641	5.000	01/01/40		52,371
18,601	4.000	06/01/40		19,937
230,657	4.000	02/01/41		248,409
18,091	4.000	11/01/41		19,521

				1,423,597

FNMA – 7.5%
780	5.000	04/01/18		802
5,233	5.000	05/01/18		5,371
922	5.000	06/01/18		948
745	5.000	11/01/18		769
1,142	5.000	03/01/19		1,187
1,168	5.000	04/01/19		1,216
4,000,000	4.506	06/01/19		4,144,372
387,457	3.830	07/01/21		421,689
2,947	5.000	08/01/33		3,313
2,212	5.500	02/01/34		2,535
4,222	5.500	05/01/34		4,846
2,354	5.500	10/01/34		2,698
15,864	5.500	12/01/34		18,201
4,071	5.500	04/01/35		4,665
3,529	5.500	07/01/35		4,060
557,942	4.500	07/01/36		613,780

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$58,340	4.500%	12/01/36		$64,179
50,788	4.500	05/01/38		55,590
192,005	7.000	03/01/39		226,641
36,875	4.500	05/01/39		41,216
21,208	4.500	06/01/39		23,705
19,149	4.500	08/01/39		21,404
27,566	4.500	09/01/39		30,167
36,689	4.500	10/01/39		40,150
13,841	4.500	03/01/40		15,147
200,056	4.500	04/01/40		219,840
198,724	5.000	06/01/40		220,888
12,901	4.500	12/01/40		14,176
211,900	4.500	01/01/41		233,173
59,037	4.500	04/01/41		64,926
95,471	4.500	06/01/41		104,930
90,290	4.500	07/01/41		99,298
81,968	5.000	07/01/41		91,478
136,664	4.500	08/01/41		150,447
396,594	4.500	09/01/41		436,752
294,924	4.500	10/01/41		324,255
248,652	4.500	11/01/41		273,381
110,816	4.500	12/01/41		121,796
177,041	4.500	01/01/42		194,604
57,314	4.500	03/01/42		63,086
72,149	4.500	04/01/42		79,326
137,105	3.000	12/01/42		143,810
344,054	3.000	01/01/43		360,914
410,718	3.000	04/01/43		430,803
353,098	3.500	07/01/43		372,858
534,551	3.500	08/01/43		564,465
5,822,578	3.500	08/01/45		6,229,477
77,879	3.500	11/01/45		82,154
2,000,000	3.000	TBA-30yr	(e)	2,074,531
42,000,000	3.500	TBA-30yr	(e)	44,323,125
1,000,000	4.500	TBA-30yr	(e)	1,095,156

				64,118,300

GNMA – 7.8%
525,341	3.950	07/15/25		566,936
10,763,424	4.000	10/20/43		11,569,957
6,126,766	4.000	07/20/45		6,575,264
1,310,281	4.000	08/20/45		1,404,560
1,819,305	4.000	09/20/45		1,950,209
8,289,406	4.000	10/20/45		8,883,264
1,983,125	4.000	03/20/46		2,125,198
37,302	4.000	04/20/46		40,015
58,033	4.000	05/20/46		62,300
32,000,000	4.000	TBA-30yr	(e)	34,292,499

				67,470,202

TOTAL FEDERAL AGENCIES				$133,012,099

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $165,972,742)				$165,277,713

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Agency Debenture – 0.3%
	FHLMC
	$1,800,000	6.750%	03/15/31	$2,778,251
	(Cost $2,357,783)

	Government Guarantee Obligations(d) – 1.9%
	Banca Monte dei Paschi di Siena SpA
EUR	3,500,000	3.500%	03/20/17	$3,977,496
	Canada Housing Trust No. 1(a)
CAD	5,200,000	2.350	12/15/18	4,105,937
	Dexia Credit Local SA
GBP	1,800,000	1.875	07/17/17	2,355,770
	$3,500,000	1.875 (a)	03/28/19	3,519,551
	Kreditanstalt fuer Wiederaufbau
AUD	3,000,000	6.000	08/20/20	2,625,624

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $18,472,706)			$16,584,378

	U.S. Treasury Obligations – 4.5%
	United States Treasury Inflation Protected Securities
	$5,398,159	0.375%	07/15/23	$5,596,379
	11,706,504	0.625	01/15/24	12,288,200
	9,324,568	0.125	07/15/24	9,464,436
	8,042,528	0.375	07/15/25	8,307,690
	634,667	2.125	02/15/40	846,188
	1,972,285	1.375	02/15/44	2,343,627

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $37,757,261)			$38,846,520

Shares	Distribution Rate	Value
Investment Company(c)(f) – 6.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
55,233,442	0.290%	$55,233,442
(Cost $55,233,442)

TOTAL INVESTMENTS – 106.1%
(Cost $882,978,589)		$910,274,339

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%		(52,429,413)

NET ASSETS – 100.0%		$857,844,926

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $208,712,040, which represents approximately 24.3% of net assets as of September 30, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $19,526,181, which represents approximately 2.2% of net assets as of September 30, 2016.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $81,785,311 which represents approximately 9.5% of net assets as of September 30, 2016.
(f)	Represents an Affiliated Fund.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	756,937	USD	574,000	$577,305	12/21/16	$3,305
	CZK	13,910,070	EUR	516,000	588,801	06/21/17	1,956
	JPY	5,448,924	USD	53,688	53,747	10/06/16	59
	JPY	122,313,879	USD	1,198,526	1,210,740	12/21/16	12,214
	KRW	642,277,500	USD	580,000	582,865	10/28/16	2,865
	PLN	2,581,890	EUR	596,597	674,167	12/21/16	1,379
	USD	2,603,838	AUD	3,404,177	2,602,472	11/18/16	1,366
	USD	1,154,000	BRL	3,740,703	1,148,832	10/04/16	5,168
	USD	577,000	CAD	750,403	572,321	12/21/16	4,679
Barclays Bank PLC	AUD	765,000	USD	573,949	584,398	12/21/16	10,449
	IDR	30,239,144,092	USD	2,264,596	2,315,856	10/27/16	51,261
	IDR	20,514,657,620	USD	1,549,445	1,568,519	11/10/16	19,073
BNP Paribas SA	CAD	301,125	USD	229,193	229,664	12/21/16	471
	EUR	246,000	PLN	1,059,467	277,416	12/21/16	775
	KRW	647,381,085	USD	583,526	587,505	10/26/16	3,980
	PEN	1,907,666	USD	561,706	563,169	10/12/16	1,463
	PLN	2,225,000	HUF	158,457,981	580,978	12/21/16	2,700
	PLN	12,498,356	USD	3,220,977	3,263,495	12/21/16	42,518

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
BNP Paribas SA (continued)	USD	2,948,761	TRY	8,927,963	$2,926,481	12/21/16	$22,279
Citibank NA (London)	ARS	3,516,750	USD	225,000	228,368	10/05/16	3,368
	AUD	5,807,206	USD	4,330,840	4,436,234	12/21/16	105,394
	CZK	27,884,640	EUR	1,034,681	1,180,331	06/21/17	3,594
	GBP	531,053	EUR	610,230	689,542	12/21/16	1,380
	INR	77,907,078	USD	1,158,427	1,165,617	10/26/16	7,191
	JPY	1,263,171,616	USD	12,321,528	12,459,654	10/06/16	138,126
	JPY	118,044,674	USD	1,166,000	1,168,480	12/21/16	2,480
	RUB	37,450,389	USD	581,000	594,762	10/11/16	13,762
	RUB	46,785,746	USD	714,210	740,079	10/27/16	25,869
	TWD	17,445,424	USD	555,913	557,638	10/07/16	1,725
	USD	3,199,613	KRW	3,491,737,707	3,168,940	10/20/16	30,673
	USD	3,879,897	MXN	71,058,769	3,659,114	10/13/16	220,784
	ZAR	3,259,484	USD	233,000	233,730	12/21/16	730
Credit Suisse International (London)	JPY	58,967,243	USD	583,000	583,695	12/21/16	695
	RUB	113,743,517	USD	1,732,898	1,801,923	10/21/16	69,026
	RUB	57,227,799	USD	870,742	900,683	11/17/16	29,940
	USD	254,459	EUR	225,635	254,451	12/21/16	8
Deutsche Bank AG (London)	CAD	760,031	USD	579,000	579,664	12/21/16	664
	COP	684,204,500	USD	233,000	235,863	10/31/16	2,863
	EUR	268,925	PLN	1,158,810	303,269	12/21/16	687
	IDR	10,009,125,822	USD	755,976	765,481	11/08/16	9,505
	JPY	156,912,000	USD	1,533,422	1,547,746	10/06/16	14,325
	KRW	1,314,038,700	USD	1,170,000	1,192,869	10/04/16	22,869
	KRW	1,290,430,080	USD	1,152,000	1,171,135	10/20/16	19,135
	PLN	8,354,782	EUR	1,907,067	2,181,550	12/21/16	30,934
	TWD	18,263,025	USD	576,000	584,594	10/24/16	8,594
HSBC Bank PLC	EUR	513,000	USD	578,441	578,515	12/21/16	73
	KRW	641,158,272	USD	576,000	581,890	10/19/16	5,890
	MXN	22,944,200	USD	1,167,000	1,172,538	12/21/16	5,538
	MYR	4,213,281	USD	1,016,424	1,019,639	11/18/16	3,215
	NZD	802,964	AUD	759,000	582,822	12/21/16	3,008
	NZD	737,289	USD	532,050	535,153	12/21/16	3,103
	USD	2,091,695	GBP	1,580,755	2,052,520	12/21/16	39,176
	USD	229,800	NZD	315,166	228,759	12/21/16	1,041
	USD	1,182,718	TWD	36,631,136	1,172,552	10/24/16	10,166
JPMorgan Chase Bank (London)	CNH	3,878,364	USD	575,000	578,243	12/21/16	3,243
	INR	38,997,718	USD	578,000	583,388	10/27/16	5,388
	INR	39,127,928	USD	583,000	584,819	11/03/16	1,819
	KRW	638,072,565	USD	577,000	579,235	10/04/16	2,235
	USD	230,041	ARS	3,516,750	228,368	10/05/16	1,673
	USD	577,000	JPY	57,862,714	572,762	12/21/16	4,238
	USD	577,000	ZAR	7,980,966	572,298	12/21/16	4,702
	ZAR	3,319,668	USD	233,000	238,046	12/21/16	5,046
Morgan Stanley & Co. International PLC	AUD	1,514,000	NZD	1,568,084	1,156,573	12/21/16	18,398
	AUD	1,523,000	USD	1,149,396	1,163,448	12/21/16	14,052
	BRL	10,133,542	USD	3,084,566	3,112,178	10/04/16	27,613
	EUR	513,000	CHF	557,015	578,515	12/21/16	2,209
	HUF	162,515,451	EUR	523,000	593,086	12/21/16	3,294
	IDR	7,573,017,600	USD	567,097	579,977	10/27/16	12,880
	NZD	802,000	USD	579,509	582,122	12/21/16	2,613

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	RUB	37,155,255	USD	573,880	$587,739	10/27/16	$13,860
	USD	4,279,683	BRL	13,838,433	4,250,011	10/04/16	29,672
	USD	577,000	CAD	745,189	568,344	12/21/16	8,656
	USD	31,609,983	GBP	23,777,721	30,847,090	11/16/16	762,893
	USD	10,177,560	JPY	1,020,341,063	10,064,425	10/06/16	113,134
	USD	574,307	NZD	787,000	571,235	12/21/16	3,072
	ZAR	34,643,139	USD	2,380,906	2,484,184	12/21/16	103,278
Royal Bank of Canada	BRL	1,886,371	USD	576,000	579,336	10/04/16	3,336
	CAD	763,145	USD	582,000	582,039	12/21/16	39
	EUR	12,121,400	USD	13,584,332	13,642,179	11/10/16	57,847
	NZD	321,041	USD	232,718	233,024	12/21/16	306
	USD	583,000	BRL	1,895,088	577,093	11/03/16	5,907
	USD	574,000	CAD	745,861	568,857	12/21/16	5,143
	USD	578,757	EUR	513,000	578,515	12/21/16	242
	USD	1,054,230	GBP	795,624	1,033,071	12/21/16	21,159
	USD	1,021,147	SGD	1,391,721	1,020,870	12/21/16	277
Royal Bank of Scotland PLC	ARS	3,896,910	USD	245,738	247,431	11/18/16	1,693
	NZD	793,000	USD	572,645	575,590	12/21/16	2,944
	USD	577,000	MXN	10,669,532	545,255	12/21/16	31,745
Standard Chartered Bank	CAD	767,990	USD	580,000	585,734	12/21/16	5,734
	CNH	23,274,799	USD	3,458,000	3,470,147	12/21/16	12,147
	USD	580,000	IDR	7,522,333,200	575,894	10/31/16	4,106
	USD	3,651,440	SGD	4,966,250	3,642,895	12/21/16	8,544
	USD	1,898,356	ZAR	25,627,806	1,865,130	10/07/16	33,226
State Street Bank (London)	AUD	307,251	USD	229,341	234,714	12/21/16	5,373
	CAD	749,089	USD	570,181	571,319	12/21/16	1,138
	CNH	33,251,782	USD	4,949,287	4,978,922	10/11/16	29,635
	EUR	102,663	CZK	2,744,387	116,758	06/21/17	590
	NOK	23,144,304	EUR	2,488,849	2,895,661	12/21/16	88,964
	USD	583,000	CAD	763,188	582,072	12/21/16	928
	USD	5,738,941	NZD	7,889,554	5,726,539	12/21/16	12,402
	USD	5,204,001	SEK	44,289,948	5,173,002	11/09/16	30,999
UBS AG (London)	CHF	566,221	USD	584,000	585,830	12/21/16	1,830
	CZK	13,927,980	EUR	517,000	589,559	06/21/17	1,577
	INR	38,775,571	USD	576,000	580,146	10/26/16	4,146
	JPY	58,356,000	USD	576,000	577,644	12/21/16	1,644
	NOK	2,058,388	EUR	220,734	257,532	12/21/16	8,607
	PLN	2,233,704	EUR	515,000	583,251	12/21/16	2,481
	PLN	12,475,024	USD	3,232,960	3,257,402	12/21/16	24,442
	TWD	17,445,424	USD	557,095	558,284	10/21/16	1,189
	USD	584,000	CHF	561,206	580,642	12/21/16	3,358
	USD	584,000	JPY	58,739,245	581,438	12/21/16	2,562
Westpac Banking Corp.	AUD	752,000	NZD	779,685	574,467	12/21/16	8,542
	AUD	763,000	USD	574,837	582,870	12/21/16	8,033
	CNH	235,794	USD	35,107	35,306	10/11/16	199
	USD	16,444,531	CAD	21,238,441	16,191,807	10/26/16	252,723
	USD	3,489,185	CAD	4,567,559	3,483,610	12/21/16	5,574
	USD	182,457,246	EUR	161,773,673	182,070,167	11/10/16	387,078
TOTAL							$3,245,868

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	ARS	9,355,931	USD	605,954	$605,033	10/13/16	$(921)
	EUR	1,848,112	USD	2,084,584	2,079,981	11/10/16	(4,603)
	GBP	457,550	USD	597,737	594,102	12/21/16	(3,635)
	JPY	297,733,597	USD	2,963,511	2,947,154	12/21/16	(16,357)
	MXN	39,594,391	USD	2,058,295	2,023,427	12/21/16	(34,868)
	PLN	2,223,827	EUR	515,000	580,672	12/21/16	(98)
	USD	577,000	JPY	58,503,126	579,101	12/21/16	(2,101)
	USD	635,286	PLN	2,452,329	640,902	10/27/16	(5,616)
	USD	576,000	TWD	18,031,968	577,198	10/24/16	(1,198)
Barclays Bank PLC	CAD	330,030	USD	252,051	251,709	12/21/16	(342)
	GBP	441,000	USD	577,175	572,613	12/21/16	(4,562)
	NZD	1,584,000	USD	1,155,416	1,149,727	12/21/16	(5,688)
	PHP	53,618,743	USD	1,132,272	1,108,637	10/27/16	(23,635)
	PHP	53,520,950	USD	1,115,833	1,104,869	11/18/16	(10,965)
	USD	445,046	CAD	585,760	446,751	12/21/16	(1,705)
	USD	2,700,324	SGD	3,681,555	2,700,532	12/21/16	(208)
	USD	1,842,000	ZAR	26,225,489	1,880,572	12/21/16	(38,572)
BNP Paribas SA	ARS	3,519,363	USD	228,012	227,709	10/12/16	(302)
	ARS	2,587,665	USD	168,030	166,393	10/24/16	(1,637)
	ARS	3,339,559	USD	213,595	210,815	11/29/16	(2,780)
	EUR	424,000	PLN	1,831,858	478,149	12/21/16	(175)
	MXN	72,789,320	USD	3,769,905	3,719,817	12/21/16	(50,088)
	SEK	27,329,028	EUR	2,874,478	3,199,244	12/21/16	(42,330)
	SGD	1,577,052	USD	1,161,000	1,156,816	12/21/16	(4,184)
	USD	683,369	DKK	4,549,000	687,286	10/27/16	(3,917)
	USD	1,459,935	HUF	403,248,678	1,471,620	12/21/16	(11,685)
	USD	583,699	KRW	647,381,085	587,685	10/04/16	(3,985)
	USD	1,446,557	KRW	1,598,923,385	1,451,120	10/19/16	(4,563)
Citibank NA (London)	ARS	2,975,096	USD	193,188	191,898	10/18/16	(1,290)
	ARS	23,788,000	USD	1,542,172	1,527,270	10/27/16	(14,901)
	ARS	3,606,400	USD	232,821	231,424	10/28/16	(1,397)
	ARS	5,981,273	USD	380,973	375,296	12/12/16	(5,677)
	ARS	2,149,200	USD	135,340	134,173	12/23/16	(1,167)
	BRL	1,917,015	USD	584,000	583,771	11/03/16	(229)
	CNH	2,264,455	USD	338,020	336,900	02/03/17	(1,120)
	COP	922,900,602	USD	318,280	317,993	11/03/16	(287)
	EUR	518,000	NOK	4,748,309	584,153	12/21/16	(9,924)
	EUR	2,616,669	USD	2,951,432	2,950,840	12/21/16	(592)
	SGD	791,590	USD	582,000	580,655	12/21/16	(1,345)
	TRY	1,745,574	USD	576,000	572,179	12/21/16	(3,821)
	USD	1,153,000	CAD	1,511,872	1,153,083	12/21/16	(83)
	USD	327,968	CNH	2,264,455	336,900	02/03/17	(8,932)
	USD	177,201,249	JPY	18,110,322,000	178,636,329	10/06/16	(1,435,080)
	USD	1,092,608	KRW	1,239,563,852	1,124,962	10/21/16	(32,354)
	USD	577,000	KRW	637,163,790	578,233	10/26/16	(1,233)
	USD	575,000	RUB	37,838,163	599,432	10/21/16	(24,432)
	USD	1,123,073	TWD	35,539,630	1,137,613	10/24/16	(14,541)
	USD	2,183,221	TWD	68,269,308	2,189,710	11/22/16	(6,489)
Credit Suisse International (London)	CHF	565,178	EUR	519,000	584,751	12/21/16	(530)
	COP	948,761,070	USD	327,000	326,850	11/04/16	(150)
	USD	1,357,895	CAD	1,788,647	1,363,632	10/26/16	(5,737)
	USD	229,341	EUR	203,369	229,341	12/21/16	—

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Credit Suisse International (London) (continued)	USD	1,964,280	JPY	200,392,882	$1,983,615	12/21/16	$(19,335)
	USD	579,000	RUB	37,167,863	588,084	10/26/16	(9,084)
Deutsche Bank AG (London)	ARS	4,156,229	USD	266,425	263,339	11/22/16	(3,086)
	BRL	1,853,241	USD	577,000	569,161	10/04/16	(7,839)
	EUR	1,049,188	NOK	9,584,392	1,183,178	12/21/16	(15,957)
	GBP	210,731	USD	275,727	273,622	12/21/16	(2,105)
	MYR	4,213,281	USD	1,042,504	1,020,956	10/07/16	(21,548)
	NZD	794,889	AUD	756,000	576,960	12/21/16	(562)
	PEN	1,963,844	USD	581,000	579,754	10/12/16	(1,246)
	THB	8,838,467	USD	255,005	255,000	10/20/16	(4)
	USD	582,000	ILS	2,192,394	586,342	12/21/16	(4,342)
	USD	322,946	JPY	32,731,828	324,000	12/21/16	(1,055)
	USD	576,000	KRW	646,126,675	586,376	10/24/16	(10,376)
HSBC Bank PLC	EUR	287,468	NOK	2,629,212	324,180	12/21/16	(4,769)
	MXN	11,407,050	USD	584,000	582,945	12/21/16	(1,055)
	MYR	3,230,528	USD	784,871	782,008	11/09/16	(2,862)
	TWD	25,768,856	USD	828,080	823,967	10/11/16	(4,113)
	USD	565,100	INR	38,138,594	570,536	10/27/16	(5,436)
	USD	1,170,000	KRW	1,304,730,180	1,184,419	10/04/16	(14,419)
	USD	590,493	KRW	661,706,780	600,530	10/21/16	(10,036)
	USD	1,281,810	KRW	1,432,358,930	1,299,902	10/24/16	(18,091)
	USD	1,017,701	MYR	4,213,281	1,020,956	10/07/16	(3,255)
	USD	1,015,779	NOK	8,273,652	1,035,143	12/21/16	(19,364)
	USD	1,152,000	TWD	36,087,322	1,154,858	10/21/16	(2,858)
JPMorgan Chase Bank (London)	ARS	3,516,750	USD	223,491	221,372	12/05/16	(2,120)
	BRL	3,705,982	USD	1,148,237	1,138,168	10/04/16	(10,069)
	EUR	513,000	JPY	58,680,120	578,515	12/21/16	(2,338)
	MXN	10,957,445	USD	581,000	559,968	12/21/16	(21,032)
	MYR	7,003,861	USD	1,733,758	1,696,422	10/20/16	(37,336)
	PHP	54,526,224	USD	1,138,625	1,128,211	10/17/16	(10,413)
	SEK	27,485,448	EUR	2,889,039	3,217,555	12/21/16	(40,439)
	SGD	1,568,121	USD	1,152,000	1,150,264	12/21/16	(1,736)
	TRY	1,749,570	USD	580,000	573,488	12/21/16	(6,512)
	USD	277,448	NOK	2,256,178	282,278	12/21/16	(4,830)
Morgan Stanley & Co. International PLC	BRL	13,949,977	USD	4,263,174	4,248,056	11/03/16	(15,119)
	GBP	428,825	EUR	501,139	556,804	12/21/16	(8,335)
	GBP	856,000	USD	1,112,639	1,110,498	11/16/16	(2,141)
	GBP	176,837	USD	229,800	229,613	12/21/16	(187)
	SEK	41,593,543	EUR	4,356,609	4,869,104	12/21/16	(43,881)
	USD	466,618	CAD	613,589	467,975	12/21/16	(1,358)
	USD	484,459	CZK	11,729,150	488,131	10/27/16	(3,672)
	USD	1,288,996	EUR	1,148,000	1,292,031	11/10/16	(3,034)
	USD	579,000	RUB	37,576,521	596,765	10/11/16	(17,765)
	USD	577,000	RUB	37,071,558	586,415	10/27/16	(9,415)
	USD	2,451,442	TWD	76,526,676	2,454,561	11/22/16	(3,119)
Royal Bank of Canada	CAD	2,251,191	USD	1,731,000	1,716,950	12/21/16	(14,050)
Royal Bank of Scotland PLC	ARS	9,371,505	USD	609,529	604,477	10/18/16	(5,052)
	EUR	535,456	USD	604,060	602,635	11/10/16	(1,424)
	GBP	178,374	USD	231,644	231,608	12/21/16	(36)
	MXN	85,208,410	USD	4,520,564	4,354,480	12/21/16	(166,084)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Scotland PLC (continued)	TRY	1,728,196	USD	577,000	$566,482	12/21/16	$(10,518)
	USD	1,150,000	MXN	22,693,393	1,159,720	12/21/16	(9,720)
Standard Chartered Bank	CNH	7,763,313	USD	1,158,000	1,157,468	12/21/16	(532)
	GBP	436,327	EUR	512,000	566,546	12/21/16	(10,841)
	SEK	36,678,942	EUR	3,850,605	4,293,782	12/21/16	(48,579)
	USD	4,093,095	KRW	4,655,077,000	4,224,499	10/27/16	(131,404)
State Street Bank (London)	CAD	752,232	USD	575,000	573,716	12/21/16	(1,284)
	CZK	13,915,300	EUR	518,647	589,022	06/21/17	(833)
	EUR	744,676	NOK	6,829,504	839,777	12/21/16	(14,685)
	GBP	886,840	EUR	1,031,000	1,151,511	12/21/16	(11,156)
	SEK	36,404,155	EUR	3,811,568	4,261,614	12/21/16	(36,723)
	SEK	9,868,120	NOK	9,409,000	1,155,202	12/21/16	(21,990)
	USD	1,725,000	CAD	2,281,764	1,740,268	12/21/16	(15,268)
	USD	4,861,727	CNH	33,487,576	5,014,228	10/11/16	(152,501)
UBS AG (London)	EUR	1,035,000	NOK	9,430,651	1,167,179	12/21/16	(12,721)
	EUR	93,000	PLN	401,808	104,877	12/21/16	(41)
	EUR	2,508,000	USD	2,823,812	2,822,659	11/10/16	(1,153)
	MXN	11,046,379	USD	581,000	564,513	12/21/16	(16,487)
	MYR	4,061,337	USD	1,011,743	983,739	10/19/16	(28,003)
	MYR	1,554,153	USD	377,937	376,346	10/27/16	(1,591)
	MYR	3,942,912	USD	969,680	954,454	11/09/16	(15,226)
	PLN	2,225,090	EUR	516,000	581,002	12/21/16	(895)
	SEK	32,431,943	EUR	3,393,406	3,796,611	12/21/16	(30,163)
	USD	575,187	AUD	754,000	575,995	12/21/16	(808)
	USD	251,959	EUR	223,798	252,379	12/21/16	(420)
	USD	1,188,324	KRW	1,317,137,843	1,195,383	10/19/16	(7,059)
	USD	556,473	TWD	17,445,424	557,638	10/07/16	(1,165)
	USD	1,706,596	TWD	53,928,426	1,728,291	11/10/16	(21,695)
Westpac Banking Corp.	EUR	1,737,863	USD	1,959,910	1,959,803	12/21/16	(106)
	JPY	169,224,241	USD	1,691,633	1,669,192	10/06/16	(22,442)
	USD	1,401,742	CNH	9,428,118	1,405,682	12/21/16	(3,940)
	USD	1,698,551	JPY	173,199,000	1,708,398	10/06/16	(9,847)
	USD	2,743,163	NZD	3,783,673	2,746,334	12/21/16	(3,171)
TOTAL							$(3,109,292)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 Year Government Bonds	62	December 2016	$5,376,762	$(885)
Australian 10 Year Government Bonds	46	December 2016	4,823,807	17,133
Canada 10 Year Government Bonds	31	December 2016	3,471,565	8,199
Japan 10 Year Government Bonds	8	December 2016	12,018,342	58,348
Ultra Long U.S. Treasury Bonds	128	December 2016	23,536,000	(491,547)
Ultra 10 Year U.S. Treasury Notes	(15)	December 2016	(2,162,344)	3,130
2 Year German Euro-Schatz	464	December 2016	58,448,587	41,972
5 Year German Euro-Bobl	56	December 2016	8,309,460	26,336
10 Year German Euro-Bund	149	December 2016	27,734,710	149,573
10 Year U.K. Long Gilt	18	December 2016	3,038,822	(20,118)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(96)	December 2016	$(20,973,000)	$(12,513)
5 Year U.S. Treasury Notes	76	December 2016	9,235,188	(13,195)
10 Year U.S. Treasury Notes	(171)	December 2016	(22,422,375)	(29,366)
20 Year U.S. Treasury Bonds	54	December 2016	9,080,438	(132,552)
TOTAL				$(395,485)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW 19,308,640	06/15/16	1.292%	3 month KWCDC	$31,830

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	47,600		11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$2	$(3,582)
	20,230		11/08/16	3.920	Mexico Interbank TIIE 28 Days	1	(1,511)
	40,930		11/09/16	3.900	Mexico Interbank TIIE 28 Days	2	(3,134)
SEK	129,980		06/15/18	0.050	3 month STIBOR	106,512	31,464
JPY	2,074,000		07/15/18	0.198	6 month JYOR	—	6,298
	2,074,000		07/15/18	6 month JYOR	0.198%	33,820	(7,294)
SEK	146,640	(a)	09/15/18	0.330	3 month STIBOR	772	6,156
EUR	103,380		09/21/18	0.400	6 month EURO	(1,433,727)	1,436,920
PLN	48,540		09/21/18	1.614	6 month WIBOR	(4,014)	(25,185)
EUR	103,380		09/21/18	6 month EURO	0.400	83,139	29,786
	8,240	(a)	12/21/18	6 month EURO	0.000	(39,058)	(2,582)
GBP	8,760	(a)	12/21/19	0.353	6 month GBP	1,770	15,381
PLN	25,440		09/21/21	1.771	6 month WIBOR	(32,101)	(17,478)
EUR	2,610	(a)	12/21/21	0.250	6 month EURO	48,269	7,987
CHF	2,130	(a)	12/21/21	0.500	6 month CHFOR	4,453	5,019
CAD	91,650	(a)	12/21/21	1.000	6 month CDOR	(127,940)	188,059
NOK	124,285	(a)	12/21/21	1.250	3 month NIBOR	46,672	(48,065)
GBP	3,040	(a)	12/21/21	1.250	6 month GBP	134,297	9,587
NZD	8,930	(a)	12/21/21	2.250	3 month NZDOR	27,940	9,018
	$69,470	(a)	12/21/21	3 month LIBOR	1.500	(864,571)	(123,403)
SEK	168,780	(a)	12/21/21	3 month STIBOR	0.100	(56,593)	(54,534)
GBP	2,420		09/15/23	3.075	6 month GBP	(3,850)	(16,961)
EUR	3,150		09/15/23	6 month EURO	0.847	15,068	9,010
	1,130	(a)	08/16/24	0.250	6 month EURO	(366)	68

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	1,100	(a)	09/27/26	6 month GBP	1.000%	$(2,289)	$7,768
AUD	1,930	(a)	09/28/26	2.500%	6 month AUDOR	10,406	(1,101)
JPY	707,630	(a)	12/15/26	0.250	6 month JYOR	(5,286)	20,777
	$11,690	(a)	12/15/26	2.500	3 month LIBOR	158,403	231,131
SEK	18,120	(a)	12/15/26	3 month STIBOR	2.750	(135,474)	(3,822)
GBP	13,510	(a)	12/15/26	6 month GBP	2.250	(968,175)	(5,804)
CHF	1,980	(a)	12/21/26	0.200	6 month CHFOR	10,765	5,701
EUR	3,970	(a)	12/21/26	0.750	6 month EURO	155,915	43,601
GBP	2,580	(a)	12/21/26	1.500	6 month GBP	202,338	25,351
AUD	1,030	(a)	12/21/26	2.750	6 month AUDOR	47,640	(4,572)
	$2,730	(a)	12/21/26	3 month LIBOR	1.750	(53,658)	(14,749)
SEK	60,040	(a)	12/21/26	3 month STIBOR	0.750	14,298	(63,260)
MXN	28,960	(a)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(38,434)	(18,660)
GBP	2,450		09/15/31	3.230	6 month GBP	(8,991)	(66,362)
	1,050	(a)	12/21/31	6 month GBP	1.500	(124,763)	23,592
	4,380	(a)	12/17/35	6 month GBP	2.500	(646,913)	37,449
JPY	840,600	(a)	12/16/36	0.750	6 month JYOR	1,209	40,003
	200,060	(a)	12/21/36	6 month JYOR	0.500	10,642	(60,580)
	253,670	(a)	12/17/46	0.750	6 month JYOR	14,334	5,879
GBP	2,640	(a)	12/17/46	6 month GBP	1.000	(59,499)	64,242
EUR	920	(a)	12/21/46	1.250	6 month EURO	101,882	35,782
	$7,510	(a)	12/21/46	2.250	3 month LIBOR	703,457	129,660
GBP	3,390	(a)	12/21/46	6 month GBP	1.750	(815,178)	(29,720)
	TOTAL					$(3,486,874)	$1,853,330

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

							Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)		Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Citibank NA	People’s Republic of China 7.500% 10/28/27	$13,280 100	(1.000 (1.000	)% )	12/20/20 06/20/21	0.844 0.959%	$84,967 (22)	$(174,018 (194	) )
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	110	(1.000)		12/20/21	1.065	378	(34)
TOTAL							$85,323	$(174,246)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 26	$29,475	(1.000)%	06/20/21	0.684%	$(397,056)	$(34,724)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the period ended September 30, 2016 the Fund had following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Price	Value
Citibank NA (Premium received $44,808)	Call USD/Put CNH	$2,216	01/25/17	7.550%	$(474)

For the period ended September 30, 2016, the Fund had the following currency options activities:

CURRENCY OPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2016	$2,216	$44,808
Contracts Written	6,254,000	39,994
Contracts Bought to Close	(6,254,000)	(39,994)
Contracts Outstanding September 30, 2016	$2,216	$44,808

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Bank Loans(a) – 1.7%
	Energy – 0.3%
	American Energy – Marcellus LLC
	$24,800,885	5.250%		08/04/20	$13,532,107
	10,300,000	8.500		08/04/21	836,875
	Magnum Hunter Resources, Inc.(f)(l)(m)
	11,206,550	8.000		05/06/19	10,870,353

					25,239,335

	Environmental – 0.2%
	EnergySolutions LLC
	16,332,331	6.750		05/29/20	16,250,669

	Food & Beverages – 0.1%
	Shearer’s Foods, Inc.
	14,295,736	7.750		06/30/22	12,937,641

	Media – Broadcasting & Radio – 0.5%
	Getty Images, Inc.
	28,232,710	4.750		10/18/19	23,550,880
	Lions Gate Entertainment Corp.
	4,889,500	0.750		06/27/17	4,889,500
	17,335,500	8.250		06/27/17	17,335,500

					45,775,880

	Media – Non Cable – 0.1%
	Checkout Holding Corp.
	14,875,000	7.750		04/11/22	10,685,159

	Pharmaceutical – 0.1%
	Valeant Pharmaceuticals International, Inc.
	13,114,265	5.000		02/13/19	13,120,429

	Retailers – 0.3%
	True Religion Apparel, Inc.
	57,140,833	5.875		07/30/19	22,856,333
	8,400,000	11.000		01/30/20	3,360,000

					26,216,333

	Technology – Software – 0.1%
	BMC Software Finance, Inc.
	6,576,405	5.000		09/10/20	6,332,881

	TOTAL BANK LOANS				$156,558,327
	(Cost $218,607,928)

	Corporate Obligations – 6.4%
	Airlines – 0.4%
	Air Canada(b)(c)
	$24,965,000	6.750%		10/01/19	$25,799,455
	Continental Airlines 2012-3 Class C Pass Through Certificates
	12,550,000	6.125		04/29/18	13,177,500

					38,976,955

	Automotive(b)(c)(d) – 0.1%
	IHO Verwaltungs GmbH
EUR	7,350,000	2.750		09/15/21	8,255,545

	Banks – 1.2%
	Ally Financial, Inc.
	$8,900,000	6.250		12/01/17	9,289,375

	Corporate Obligations – (continued)
	Banks – (continued)
	Banco Nacional de Costa Rica
	3,100,000	6.250	%(c)	11/01/23	3,213,150
	2,810,000	6.250		11/01/23	2,912,565
	Intesa Sanpaolo SpA(c)
	18,125,000	5.017		06/26/24	16,720,313
	PNC Preferred Funding Trust II(b)(c)(e)
	61,300,000	2.073		03/29/49	58,541,500
	Royal Bank of Scotland Group PLC(b)(e)
	12,900,000	8.625		08/15/49	12,771,000
	Santander UK PLC(c)
	7,545,000	5.000		11/07/23	7,863,067
	The Bank of New York Mellon SA(b)(c)(f)
	1,630,000	9.625		05/02/21	—

					111,310,970

	Consumer Cyclical Services – Business(b) – 0.1%
	DuPont Fabros Technology LP
	7,300,000	5.875		09/15/21	7,637,625

	Electric(b) – 0.1%
	Calpine Corp.(c)
	1,729,000	7.875		01/15/23	1,826,256
	Electricite de France SA(e)
EUR	5,100,000	4.125		01/22/49	5,663,197
	3,100,000	4.250		01/29/49	3,526,784

					11,016,237

	Energy – 1.5%
	Halcon Resources Corp.(b)(c)
	$1,600,000	12.000		02/15/22	1,600,000
	Petrobras Global Finance BV
	5,580,000	4.875		03/17/20	5,604,664
	16,020,000	8.375		05/23/21	17,478,621
	Petroleos de Venezuela SA
	79,210,000	6.000		05/16/24	33,268,200
	25,110,000	6.000		11/15/26	10,543,689
	Petroleos Mexicanos
	1,140,000	6.375		02/04/21	1,237,470
EUR	17,330,000	5.125		03/15/23	21,755,093
	$17,082,000	4.500		01/23/26	16,572,956
	17,386,000	6.875		08/04/26	19,602,715
	330,000	6.625		06/15/35	334,240
	1,540,000	5.500		06/27/44	1,319,934
	990,000	6.375		01/23/45	950,400
	590,000	5.625		01/23/46	514,657
	12,980,000	6.750	(c)	09/21/47	12,980,000

					143,762,639

	Energy – Exploration & Production – 0.3%
	Antero Resources Corp.(b)
	9,350,000	5.625		06/01/23	9,513,625
	Laredo Petroleum, Inc.(b)
	12,000,000	5.625		01/15/22	11,640,000
	Whiting Petroleum Corp.
	2,950,000	1.250		04/01/20	2,437,437

					23,591,062

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Environmental(b) – 0.0%
	Clean Harbors, Inc.
	$450,000	5.250%		08/01/20	$462,938

	Food & Beverage – 0.1%
	Constellation Brands, Inc.
	12,200,000	7.250		05/15/17	12,627,000

	Gaming – 0.1%
	MGM Resorts International
	5,000,000	8.625		02/01/19	5,643,750

	Health Care – 0.1%
	HCA, Inc.
	7,050,000	3.750		03/15/19	7,287,938

	Media – Cable – 0.1%
	Altice Financing SA(b)(c)
	3,200,000	6.500		01/15/22	3,376,000
	Cablevision Systems Corp.
	1,450,000	7.750		04/15/18	1,537,000
	SFR Group SA(b)(c)
	7,000,000	6.000		05/15/22	7,122,500

					12,035,500

	Media – Non Cable(b) – 0.2%
	Grupo Televisa SAB
	2,360,000	4.625		01/30/26	2,519,772
	13,190,000	6.125		01/31/46	14,447,007

					16,966,779

	Noncaptive – Financial – 0.3%
	CIT Group, Inc.
	5,550,000	5.000		05/15/17	5,654,063
	General Electric Co.
MXN	110,000,000	8.500		04/06/18	5,868,822
	Nationstar Mortgage LLC/Nationstar Capital Corp.(b)
	$6,450,000	6.500		08/01/18	6,554,812
	Navient Corp.
	2,500,000	8.450		06/15/18	2,686,003
	Speedy Cash Intermediate Holdings Corp.(b)(c)
	10,263,000	10.750		05/15/18	7,286,730

					28,050,430

	Packaging(b) – 0.3%
	ARD Finance SA(c)(d)
EUR	8,900,000	6.625		09/15/23	9,575,402
	Ardagh Packaging Finance PLC(c)
	11,000,000	6.750		05/15/24	12,912,654
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	$5,250,000	5.750		10/15/20	5,414,062

					27,902,118

	Pipelines – 0.6%
	Enterprise Products Operating LLC(b)(e)
	34,950,000	4.465		08/01/66	32,943,870
	Sabine Pass Liquefaction LLC(b)
	10,150,000	5.625		02/01/21	10,759,000

	Corporate Obligations – (continued)
	Pipelines – (continued)
	Sabine Pass LNG LP
	10,900,000	7.500		11/30/16	10,954,500

					54,657,370

	Property/Casualty Insurance(b)(e) – 0.1%
	The Chubb Corp.
	11,894,000	6.375		03/29/67	11,300,489

	Real Estate Investment Trusts – 0.2%
	Corporacion Geo SA(f)
	554,524	8.000		04/13/21	—
	Trust F/1401(b)
	18,700,000	5.250	(c)	12/15/24	19,494,133
	300,000	6.950	(c)	01/30/44	308,250
	200,000	6.950		01/30/44	205,500

					20,007,883

	Telecommunications – Cellular – 0.1%
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	13,057,033

	Wireless Telecommunications – 0.4%
	Sprint Communications, Inc.
	$14,000,000	9.125		03/01/17	14,350,000
	Sprint Corp.
	16,850,000	7.125		06/15/24	16,428,750
	T-Mobile USA, Inc.(b)
	5,900,000	6.250		04/01/21	6,165,500

					36,944,250

	Wirelines Telecommunications(b) – 0.1%
	Windstream Services LLC
	13,300,000	7.750		10/15/20	13,532,750

	TOTAL CORPORATE OBLIGATIONS
	(Cost $610,881,951)				$605,027,261

	Mortgage-Backed Obligations – 20.8%
	Adjustable Rate Non-Agency(e) – 5.8%
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	$9,910,388	0.714%		09/25/46	$7,406,829
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	5,480,410	0.714		12/25/46	3,772,463
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	2.717		09/25/35	3,962,233
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	165,908	0.704		12/25/46	141,383
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	4,703,675	0.754		03/25/47	2,679,984
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	23,826,540	0.702		10/20/36	20,200,613

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(e) – (continued)
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	$4,159,363	0.724%	09/25/47	$3,485,687
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(c)
	5,697,708	0.724	10/25/36	4,880,399
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(c)
	29,597,405	0.675	12/25/46	23,903,326
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(c)
	18,706,413	0.655	04/25/47	14,156,207
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(c)
	15,594,963	0.655	08/25/47	11,933,919
	Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2
	9,612,548	0.684	09/25/36	8,262,146
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	5,008,684	3.154	11/25/36	4,514,685
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	4,160,938	2.134	06/25/35	3,724,933
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	947,767	1.024	05/25/35	800,552
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	2,951,170	0.694	11/25/36	2,629,803
	Countrywide Alternative Loan Trust Series 2006-HY11, Class A1
	422,196	0.644	06/25/36	337,745
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	313,623	0.722	03/20/46	234,703
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	11,504,673	1.024	08/25/37	6,632,891
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	5,520,304	0.734	08/25/47	4,444,962
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	27,252,814	1.869	11/25/47	19,895,833
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	7,383,565	1.144	04/25/35	5,288,419
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)
EUR	53,748,958	2.750	04/20/20	57,698,037
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$270,033	0.665	07/25/47	232,569
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	3,281,158	0.725	08/25/47	2,841,476
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	4,094,886	0.745	08/25/47	3,610,204
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	10,194,820	0.844	09/19/45	7,463,034

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(e) – (continued)
	GreenPoint Mortgage Funding Trust Series 2006-AR1, Class A1A
	949,393	0.814	02/25/36	810,526
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	1,659,629	0.704	01/25/37	1,398,284
	GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2
	27,819,711	0.784	08/25/46	13,049,636
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	5,847,060	0.684	12/19/36	4,345,567
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	3,016,483	2.730	04/25/37	2,032,836
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	5,204,100	0.784	06/25/35	4,723,635
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	959,145	2.882	08/25/35	842,003
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	3,533,075	2.918	11/25/35	2,915,751
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	8,407,304	0.704	02/25/37	6,648,208
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	7,013,675	3.163	03/25/37	6,742,995
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	7,608,825	0.705	07/25/37	6,755,842
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	6,887,998	3.059	05/25/36	5,727,920
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	6,876,410	0.684	10/25/36	6,003,638
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	8,138,180	0.000	09/21/38	9,859,366
	Lehman XS Trust Series 2005-5N, Class 1A1
	$18,210,388	0.824	11/25/35	16,386,004
	Lehman XS Trust Series 2005-7N, Class 1A1A
	9,937,042	0.794	12/25/35	8,885,446
	Lehman XS Trust Series 2005-9N, Class 1A1
	4,858,886	0.794	02/25/36	4,128,349
	Lehman XS Trust Series 2006-GP1, Class A2A
	84	0.694	05/25/46	66
	Lehman XS Trust Series 2007-12N, Class 2A1
	4,354,807	0.705	07/25/37	3,270,958
	Lehman XS Trust Series 2007-16N, Class 2A2
	12,558,496	1.374	09/25/47	10,604,560
	Lehman XS Trust Series 2007-4N, Class 3A2A
	5,642,365	1.257	03/25/47	4,773,078
	Lehman XS Trust Series 2007-5H, Class 3A4
	7,087,439	2.887	05/25/37	5,049,923
	Lehman XS Trust Series Series 2006-14N, Class 1A1A
	14,995,627	0.714	09/25/46	13,068,931
	LSTAR Securities Investment Trust Series 2014-2, Class A(c)
	19,601,279	2.523	12/01/21	19,504,500
	LSTAR Securities Investment Trust Series 2015-3, Class A(c)
	13,252,087	2.523	03/01/20	13,035,886
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	1,585,365	0.754	05/25/37	1,211,481

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(e) – (continued)
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
$8,690,690	1.289%	12/25/46	$7,349,601
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
3,546,149	1.339	12/25/46	2,972,069
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
4,078,169	0.674	03/25/47	3,362,033
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
1,798,698	0.725	05/25/47	1,421,249
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
6,041,242	0.834	09/25/37	5,630,546
Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
1,241,280	0.934	11/25/35	1,178,997
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A
1,021,015	0.694	11/25/36	426,957
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
2,451,195	0.764	12/25/36	1,875,886
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
5,611,568	1.489	01/25/46	4,159,019
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
6,148,205	3.856	12/25/35	5,122,653
Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
12,038,195	0.709	12/25/36	9,860,398
Residential Accredit Loans, Inc. Series 2006-QA10, Class A2
6,311,033	0.704	12/25/36	5,325,483
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
4,644,574	4.404	02/25/36	3,819,754
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
2,930,032	0.794	02/25/46	1,907,561
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
5,764,893	1.289	09/25/46	4,311,922
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2
323,052	0.729	09/25/46	238,576
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
1,981,395	0.714	05/25/47	1,668,007
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
5,282,571	3.399	09/25/35	4,673,368
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
2,933,734	3.442	11/25/35	2,643,867
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
5,597,128	0.684	12/25/36	4,745,999
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
3,208,672	4.024	10/25/36	2,222,395
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
7,840,406	1.674	12/25/37	5,391,539

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(e) – (continued)
Structured Asset Mortgage Investments II Trust Series 2005-AR7, Class 5A1
1,365,631	1.949	03/25/46	1,198,808
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
4,091,758	0.924	02/25/36	3,058,589
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
6,307,489	0.734	05/25/46	4,998,685
Structured Asset Mortgage Investments II Trust Series 2006-AR7, Class A1A
561,585	0.734	08/25/36	459,849
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
6,450,408	0.704	09/25/47	5,494,567
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1
1,700,463	1.374	05/25/47	1,309,434
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
15,794,712	6.500	05/25/47	10,680,632
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
85,316	0.974	06/25/35	66,198
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
2,745,076	1.459	06/25/46	1,602,628
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
8,021,914	1.204	01/25/45	7,587,150
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
500,434	0.794	12/25/45	489,851
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
318,803	0.794	07/25/45	313,982
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,131,047	0.814	07/25/45	1,075,042
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
4,021,293	1.164	07/25/45	3,959,895
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
6,879,182	1.369	10/25/46	5,739,390
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
9,086,975	1.229	01/25/47	7,618,548
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
6,308,365	1.249	04/25/47	4,843,123
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
5,023,232	1.759	07/25/47	3,565,765

TOTAL ADJUSTABLE RATE NON-AGENCY			$541,280,439

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – 5.8%
Interest Only(g) – 0.3%
FHLMC STRIPS Series 304, Class C45
$39,710,772	3.000%	12/15/27	$3,362,291
FNMA REMIC Series 2011-100, Class S(e)
18,687,667	5.925	10/25/41	3,414,820
FNMA REMIC Series 2012-146, Class IO
3,865,851	3.500	01/25/43	594,320
GNMA REMIC Series 2013-182, Class PI
18,064,209	4.500	12/20/43	2,954,931
GNMA REMIC Series 2014-11, Class NI
15,493,968	4.500	12/16/42	1,746,466
GNMA REMIC Series 2014-180, Class PI
17,461,421	4.000	08/20/44	2,237,007
GNMA REMIC Series 2015-111, Class IW
19,661,063	4.000	06/20/45	2,776,624
GNMA REMIC Series 2015-129, Class IC
7,357,397	4.500	09/16/45	1,063,351
GNMA REMIC Series 2015-95, Class GI
58,568,869	4.500	07/16/45	11,703,349

			29,853,159

Inverse Floaters(e) – 3.7%
FHLMC REMIC Series 3753, Class SK
20,138,781	5.526	11/15/38	2,165,372
FHLMC REMIC Series 3852, Class SW
7,107,057	5.476	05/15/41	1,149,245
FHLMC REMIC Series 4273, Class PS
53,131,352	5.576	11/15/43	9,358,923
FHLMC REMIC Series 4320, Class SD
51,210,462	5.576	07/15/39	9,161,193
FHLMC REMIC Series 4326, Class GS
20,787,025	5.526	04/15/44	3,509,694
FHLMC REMIC Series 4431, Class ST
20,524,711	5.576	01/15/45	4,515,379
FHLMC REMIC Series 4468, Class SY
17,508,272	5.576	05/15/45	3,662,920
FNMA REMIC Series 2010-126, Class LS
7,295,861	4.477	11/25/40	1,302,515
FNMA REMIC Series 2012-88, Class SB
14,435,185	6.145	07/25/42	2,605,443
FNMA REMIC Series 2013-121, Class SA
50,638,013	5.575	12/25/43	9,401,241
FNMA REMIC Series 2013-96, Class SW
55,293,587	5.575	09/25/43	10,099,893
FNMA REMIC Series 2014-19, Class MS
30,635,836	6.075	11/25/39	3,930,130
FNMA REMIC Series 2014-87, Class MS
20,771,953	5.725	01/25/45	3,925,380
FNMA REMIC Series 2015-20, Class ES
56,030,035	5.625	04/25/45	12,561,519
FNMA REMIC Series 2015-22, Class DS
13,996,047	5.675	04/25/45	3,027,310
FNMA REMIC Series 2015-24, Class SG
22,159,476	5.075	04/25/45	4,554,865
FNMA REMIC Series 2015-34, Class LS
38,145,371	5.575	06/25/45	7,596,624

Mortgage-Backed Obligations – (continued)
Inverse Floaters(e) – (continued)
FNMA REMIC Series 2015-79, Class SA
42,886,085	5.725	11/25/45	7,564,732
FNMA REMIC Series 2015-79, Class SE
17,197,074	5.725	11/25/45	3,143,195
FNMA REMIC Series 2015-81, Class SA
166,280,494	5.175	11/25/45	26,601,770
FNMA REMIC Series 2015-82, Class MS
119,938,718	5.175	11/25/45	21,120,237
FNMA REMIC Series 2015-86, Class BS
29,560,060	5.175	11/25/45	5,139,285
GNMA REMIC Series 2010-1, Class SD
9,721,310	5.258	01/20/40	1,627,756
GNMA REMIC Series 2010-162, Class SE
22,777,057	6.018	12/20/40	2,439,644
GNMA REMIC Series 2010-20, Class SC
14,092,227	5.618	02/20/40	2,421,030
GNMA REMIC Series 2010-20, Class SD
12,802,430	5.148	02/20/40	1,954,561
GNMA REMIC Series 2010-20, Class SE
19,734,782	5.718	02/20/40	3,319,817
GNMA REMIC Series 2010-31, Class SA
472,523	5.218	03/20/40	72,512
GNMA REMIC Series 2010-35, Class DS
15,391,555	5.148	03/20/40	2,346,720
GNMA REMIC Series 2010-37, Class SG
31,930,713	5.168	03/20/40	4,897,105
GNMA REMIC Series 2010-58, Class AI
5,007,493	5.238	05/20/40	794,570
GNMA REMIC Series 2010-59, Class SA
8,880,240	5.968	05/20/40	1,589,184
GNMA REMIC Series 2010-85, Class SN
18,730,381	5.408	07/20/40	3,497,059
GNMA REMIC Series 2010-9, Class XD
34,140,572	6.070	01/16/40	5,579,850
GNMA REMIC Series 2010-9, Class YD
45,727,937	6.270	01/16/40	7,711,239
GNMA REMIC Series 2010-90, Class ES
30,058,140	5.418	07/20/40	4,775,517
GNMA REMIC Series 2012-149, Class MS
7,836,669	5.718	12/20/42	1,317,994
GNMA REMIC Series 2013-103, Class DS
19,244,155	5.618	07/20/43	3,193,802
GNMA REMIC Series 2013-111, Class SA
20,102,156	6.168	07/20/43	3,762,432
GNMA REMIC Series 2013-113, Class SA
23,538,142	6.168	08/20/43	4,357,400
GNMA REMIC Series 2013-113, Class SD
80,531,572	6.170	08/16/43	17,184,995
GNMA REMIC Series 2013-117, Class PS
27,227,255	5.618	04/20/43	4,030,720
GNMA REMIC Series 2013-134, Class DS
163,829	5.568	09/20/43	27,331
GNMA REMIC Series 2013-147, Class SD
26,235,028	6.118	12/20/39	4,806,491
GNMA REMIC Series 2013-152, Class SJ
30,112,095	5.618	05/20/41	5,016,859

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(e) – (continued)
GNMA REMIC Series 2013-152, Class TS
$472,537	5.568%	06/20/43	$81,795
GNMA REMIC Series 2013-167, Class SG
24,962,576	5.618	11/20/43	4,076,551
GNMA REMIC Series 2014-132, Class SL
34,962,008	5.568	10/20/43	4,748,036
GNMA REMIC Series 2014-133, Class BS
15,346,437	5.068	09/20/44	2,276,704
GNMA REMIC Series 2014-3, Class TS
11,817,801	5.018	01/20/44	1,730,871
GNMA REMIC Series 2014-41, Class SA
33,955,804	5.568	03/20/44	5,967,138
GNMA REMIC Series 2014-5, Class SA
18,288,537	5.018	01/20/44	2,720,650
GNMA REMIC Series 2014-56, Class ST
27,932,061	5.570	12/16/39	4,486,671
GNMA REMIC Series 2014-76, Class SA
38,850,637	5.068	01/20/40	5,806,403
GNMA REMIC Series 2014-96, Class SE
23,378,979	5.068	07/20/44	3,543,451
GNMA REMIC Series 2015-110, Class MS
24,639,842	5.178	08/20/45	3,499,294
GNMA REMIC Series 2015-111, Class SM
21,030,092	5.668	08/20/45	3,362,230
GNMA REMIC Series 2015-112, Class SB
41,005,384	5.208	08/20/45	5,863,393
GNMA REMIC Series 2015-123, Class SE
25,108,079	5.188	09/20/45	3,551,824
GNMA REMIC Series 2015-126, Class HS
44,751,382	5.668	09/20/45	6,877,741
GNMA REMIC Series 2015-126, Class LS
13,693,663	5.668	09/20/45	2,189,303
GNMA REMIC Series 2015-133, Class SA
7,804,858	5.168	09/20/45	1,104,169
GNMA REMIC Series 2015-133, Class SB
11,318,976	5.168	09/20/45	1,567,867
GNMA REMIC Series 2015-144, Class QS
23,807,702	5.168	10/20/45	3,745,059
GNMA REMIC Series 2015-167, Class SA
24,286,308	5.718	11/20/45	3,903,468
GNMA REMIC Series 2015-168, Class SD
37,926,971	5.668	11/20/45	6,037,359
GNMA REMIC Series 2016-4, Class SM
105,845,767	5.118	01/20/46	16,867,095
GNMA REMIC Series 2016-6, Class S
27,483,927	5.118	01/20/46	4,110,798
GNMA REMIC Series 2016-6, Class SB
53,545,242	5.118	01/20/46	8,704,132

			349,643,455

Planned Amortization Class(e) – 0.1%
GNMA REMIC Series 2011-50, Class PS
34,637,881	5.568	02/20/41	5,524,995

Regular Floater(e) – 1.0%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
887,378	1.024	07/25/35	683,873

Mortgage-Backed Obligations – (continued)
Regular Floater(e) – (continued)
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
7,230,655	0.834	08/25/35	5,309,485
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,152,291	1.324	12/25/35	916,812
FHLMC REMIC Series 3231, Class FB
680,356	0.874	10/15/36	679,386
FHLMC REMIC Series 3314, Class FC
430,245	0.924	12/15/36	430,346
FHLMC REMIC Series 3371, Class FA
572,117	1.124	09/15/37	576,059
FHLMC REMIC Series 3545, Class FA
764,823	1.374	06/15/39	769,691
FHLMC REMIC Series 3827, Class KF
996,451	0.894	03/15/41	996,920
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
13,210,000	3.824	10/25/27	13,697,049
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
15,550,000	4.324	03/25/25	16,349,152
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3
1,300,000	5.174	10/25/28	1,365,695
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M3
2,000,000	5.524	12/25/28	2,138,106
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3
11,000,000	4.324	03/25/29	11,059,173
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
10,358,711	1.724	07/25/24	10,381,955
FNMA Connecticut Avenue Securities Series 2016-C04, Class 1M2
11,900,000	4.774	01/25/29	12,179,076
FNMA REMIC Series 2006-45, Class TF
1,249,956	0.925	06/25/36	1,249,956
FNMA REMIC Series 2006-76, Class QF
1,312,664	0.925	08/25/36	1,313,309
FNMA REMIC Series 2006-79, Class PF
1,344,845	0.925	08/25/36	1,345,291
FNMA REMIC Series 2007-33, Class HF
1,758,776	0.875	04/25/37	1,752,230
FNMA REMIC Series 2007-75, Class VF
477,857	0.975	08/25/37	478,360
FNMA REMIC Series 2009-84, Class WF
285,997	1.625	10/25/39	289,456
Nomura Resecuritization Trust Series 2014-5R, Class 2A11(c)
4,592,554	8.305	12/26/36	3,304,947
Sequoia Mortgage Trust Series 2007-3, Class 2AA1
4,654,482	3.065	07/20/37	3,903,023

			91,169,350

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 0.6%
Banc of America Funding Corp. Series 2007-8, Class 2A1
$2,000,916	7.000%	10/25/37	$1,210,270
BCAP LLC Trust Series 2007-AA2, Class 2A7
1,813,745	6.000	04/25/37	1,548,288
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
122,205	5.500	05/25/22	126,903
Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(c)
8,077,052	5.750	04/25/47	6,299,207
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
1,309,030	6.000	01/25/37	1,131,804
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
6,854,283	5.750	03/25/37	5,798,069
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
2,462,733	6.000	02/25/36	2,005,938
Countrywide Alternative Loan Trust Series 2007-06, Class A4
3,108,964	5.750	04/25/47	2,573,975
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,212,509	5.750	07/25/37	1,077,113
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
480,795	6.000	08/25/37	433,682
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
1,340,697	6.000	03/25/37	1,185,343
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
2,672,044	5.750	06/25/37	2,426,866
Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
2,046,981	6.000	07/25/37	1,767,452
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
3,847,308	6.000	07/25/37	3,321,931
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(c)
8,630,687	6.000	11/25/36	7,277,986
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
564,281	5.000	08/25/35	566,549
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
719,506	5.500	02/25/36	600,650
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
1,157,577	6.000	06/25/36	969,641
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
2,053,612	6.500	07/25/36	1,696,441
Residential Asset Securitization Trust Series 2006-A15, Class A13
6,769,621	6.250	01/25/37	4,707,538
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,463,066	6.000	08/25/36	1,277,333
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
6,961,955	6.000	08/25/36	3,990,643
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
5,110,365	6.000	10/25/37	4,250,801

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
1,181,844	6.000	08/25/37	1,138,934

			57,383,357

Sequential Floating Rate(e) – 0.1%
Banc of America Funding Corp. Series 2007-2, Class 2A1
82,480	4.717	03/25/37	81,390
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
5,813,561	1.024	08/25/37	4,452,161
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,078,520	0.624	12/25/36	740,915

			5,274,466

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$538,848,782

Commercial Mortgage-Backed Securities – 7.1%
Sequential Fixed Rate – 2.9%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$53,126,657	5.361%	02/15/40	$53,350,108
CSMC Trust Series 2014-USA, Class E(c)
18,050,000	4.373	09/15/37	15,540,411
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
3,000,000	2.373	05/25/22	3,114,884
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
19,502,366	2.779	09/25/22	20,314,723
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
122,500,000	3.490	01/25/24	135,689,171
FHLMC Multifamily Structured Pass-Through Certificates Series K038, Class A2
24,500,000	3.389	03/25/24	26,972,302
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
13,198,411	5.559	10/15/48	13,182,407
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,763,350

			270,927,356

Sequential Floating Rate(e) – 4.2%
BAMLL Commercial Mortgage Securities Trust Series 2014-ICTS, Class E(c)
100,000	3.474	06/15/28	98,436
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E(c)
12,450,000	3.912	04/10/28	12,053,443
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D(c)
10,013,500	3.574	09/15/17	9,798,640

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(e) – (continued)
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class E(c)
$11,819,000	3.924%	09/15/17	$11,297,803
COMM 2015-CCRE23 Mortgage Trust Series 2015-CR23, Class CMD(c)
15,125,000	3.807	05/10/48	14,068,206
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
125,033,551	5.526	01/15/49	126,199,139
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
60,173,352	5.881	06/15/39	60,870,646
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
35,100,000	3.320	02/25/23	38,322,524
FREMF Mortgage Trust Series 2014-K40, Class C(c)
7,800,000	4.208	09/25/25	7,659,280
FREMF Mortgage Trust Series 2014-K41, Class B(c)
19,950,000	3.961	11/25/47	20,438,153
GRACE Mortgage Trust Series 2014-GRCE, Class F(c)
15,350,000	3.710	06/10/28	15,176,387
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
25,148,551	5.988	08/10/45	25,646,253
Hilton Mortgage Trust Series 2014-ORL, Class E(c)
18,050,000	3.774	07/15/29	17,326,354
Invitation Homes Trust Series 2015-SFR2, Class E(c)
100,000	3.677	06/17/32	99,479
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E(c)
15,100,000	4.374	10/15/29	14,722,387
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,457,030
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,163,177
Morgan Stanley Capital I Trust Series 2014-CPT, Class F(c)
15,345,000	3.560	07/13/29	15,112,379
Tricon American Homes Trust Series 2015-SFR1, Class D(c)
1,920,000	2.731	05/17/32	1,896,717
Tricon American Homes Trust Series 2015-SFR1, Class E(c)
3,790,000	3.531	05/17/32	3,674,709

			397,081,142

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$668,008,498

Federal Agencies – 2.1%
FHLMC – 0.0%
$22,234	5.000%	01/01/33	$24,814
1,825	5.000	03/01/33	2,030
11,847	5.000	04/01/33	13,178
3,524	5.000	05/01/33	3,920
9,088	5.000	06/01/33	10,109
49,926	5.000	07/01/33	55,536
70,397	5.000	08/01/33	78,372
8,960	5.000	09/01/33	10,023
14,962	5.000	10/01/33	16,643
46,251	5.000	11/01/33	51,447

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
16,819	5.000	12/01/33	18,709
15,923	5.000	01/01/34	17,712
52,238	5.000	02/01/34	58,103
21,948	5.000	03/01/34	24,406
36,801	5.000	04/01/34	40,922
60,152	5.000	05/01/34	66,910
738,467	5.000	06/01/34	821,400
13,093	5.000	11/01/34	14,559
204,390	5.000	04/01/35	227,354
17,362	5.000	11/01/35	19,312

			1,575,459

FNMA – 2.1%
3,780,596	3.094	01/01/18	3,827,840
5,947,971	3.434	01/01/18	6,033,835
93,198	5.000	01/01/18	96,312
497,609	5.000	02/01/18	516,432
342,572	5.000	03/01/18	355,532
529,802	5.000	04/01/18	549,844
51,319	5.000	05/01/18	53,261
47,839	5.000	06/01/18	49,649
840	5.500	01/01/19	872
28,019	5.500	02/01/19	29,017
31,575	5.500	03/01/19	32,765
19,223	5.500	04/01/19	19,926
13,262	5.500	05/01/19	13,816
60,007	5.500	06/01/19	62,284
181,862	5.500	07/01/19	188,884
165,726	5.500	08/01/19	172,347
155,365	5.500	09/01/19	162,465
49,105	5.500	10/01/19	51,322
50,561	5.500	11/01/19	52,935
81,039	5.500	12/01/19	84,849
7,408	5.500	01/01/20	7,773
2,799	5.500	06/01/20	2,905
899,106	5.500	07/01/20	941,563
1,770,181	3.416	10/01/20	1,880,702
1,341,935	3.619	12/01/20	1,440,764
5,356,215	4.381	06/01/21	5,934,152
3,587	6.000	01/01/24	4,107
81,472	6.000	04/01/24	93,595
1,501,164	5.500	05/01/25	1,554,641
4,711	4.500	09/01/29	5,154
6,893	6.000	12/01/32	7,993
970	6.000	01/01/33	1,125
4,109	6.000	04/01/33	4,765
182,596	6.000	10/01/33	214,897
6,205	6.000	02/01/34	7,195
46,962	6.000	03/01/34	54,461
130,096	6.000	08/01/34	151,479
33,603	6.000	11/01/34	38,969
321,488	6.000	05/01/35	372,008
67,491	6.000	06/01/35	78,005
187,784	6.000	10/01/35	216,140
22,812	6.000	11/01/35	26,277
30,906	6.000	12/01/35	35,478

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$131,734	6.000%	02/01/36		$152,706
12,657	6.000	05/01/36		14,672
641,092	6.000	08/01/36		736,914
35,078	6.000	09/01/36		40,578
21,413	6.000	10/01/36		24,950
246,716	6.000	11/01/36		287,691
455,723	6.000	12/01/36		522,715
1,557,753	6.000	01/01/37		1,784,784
2,475,948	6.000	02/01/37		2,843,478
76,308	6.000	04/01/37		88,545
785,394	6.000	05/01/37		901,701
1,232,008	6.000	07/01/37		1,432,976
73,788	4.500	08/01/37		81,021
1,445,782	6.000	08/01/37		1,664,637
36,580	6.000	09/01/37		41,897
637,631	6.000	10/01/37		736,814
4,956	6.000	11/01/37		5,742
360,324	6.000	12/01/37		412,738
1,005,977	6.000	01/01/38		1,152,236
76,558	5.000	03/01/38		87,223
92,473	6.000	03/01/38		107,446
361,209	6.000	05/01/38		414,038
20,785	6.000	07/01/38		23,807
21,297	6.000	08/01/38		24,607
628,327	6.000	09/01/38		721,225
322,823	6.000	10/01/38		372,522
2,005,899	6.000	11/01/38		2,314,840
5,763,807	6.000	12/01/38		6,604,886
3,109	6.000	01/01/39		3,561
16,224	4.500	04/01/39		17,866
7,995	6.000	04/01/39		9,297
121,559	6.000	07/01/39		142,022
25,763	4.000	08/01/39		27,645
12,902	4.000	09/01/39		13,845
91,997	6.000	09/01/39		105,373
63,922	4.500	10/01/39		71,697
859,337	6.000	10/01/39		994,264
273,204	6.000	10/01/40		312,913
10,092	4.500	05/01/41		11,195
1,430,921	6.000	05/01/41		1,639,245
40,494	4.500	06/01/41		44,667
144,614	6.000	07/01/41		167,569
50,791	4.500	08/01/41		56,875
13,158	4.500	10/01/41		14,600
408,849	5.000	11/01/41		454,541
13,228	6.000	01/01/42		15,488
5,602	4.500	11/01/42		6,159
1,690,732	3.000	12/01/42		1,773,420
2,938,589	3.000	01/01/43		3,083,005
794,279	3.000	04/01/43		833,124
63,489	4.500	12/01/43		70,547
30,000,000	3.000	TBA-30yr	(h)	31,131,561

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
100,000,000	3.500	TBA-30yr	(h)	105,530,039
1,000,000	6.000	TBA-30yr	(h)	1,146,875

				196,703,117

TOTAL FEDERAL AGENCIES				$198,278,576

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,903,371,186)				$1,946,416,295

Agency Debentures – 0.5%
FFCB
$31,600,000	3.440%	06/17/30		$35,259,438
11,000,000	2.850	02/10/31		11,436,315
3,000,000	3.020	04/09/31		3,176,016

TOTAL AGENCY DEBENTURES
(Cost $44,529,171)				$49,871,769

Asset-Backed Securities – 24.1%
Auto(c) – 0.1%
Skopos Auto Receivables Trust Series 2015-1A, Class A
$3,159,739	3.100%	12/15/23		$3,156,008
Skopos Auto Receivables Trust Series 2015-2A, Class A
6,427,420	3.550	02/15/20		6,415,048

				9,571,056

Collateralized Loan Obligations(c) – 14.9%
ACIS CLO Ltd. Series 2013-1A, Class ACOM
23,550,000	1.847	04/18/24		23,225,010
ACIS CLO Ltd. Series 2013-2A, Class A(e)
5,549,877	1.130	10/14/22		5,508,303
ACIS CLO Ltd. Series 2013-2A, Class ACOM(e)
40,401,916	1.328	10/14/22		40,135,263
ACIS CLO Ltd. Series 2014-4A, Class A(e)
144,665,932	2.057	05/01/26		144,279,529
ACIS CLO Ltd. Series 2014-4A, Class C(e)
11,050,000	3.187	05/01/26		10,464,217
Anchorage Capital CLO 4 Ltd. Series 2014-4A, Class A1A(e)
1,500,000	2.084	07/28/26		1,500,029
Callidus Debt Partners CLO Fund VI Ltd. Series 2006-A, Class A1T(e)
238,016	0.898	10/23/21		235,474
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(e)
850,000	2.243	07/17/28		850,944
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(e)
32,600,000	0.000	12/31/27		32,120,780
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(e)
4,479,530	0.000	11/21/22		4,459,820
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(e)
118,100,000	0.000	12/14/23		117,033,675
Cutwater 2014-I Ltd. Series 2014-1A, Class A2(e)
150,000	2.778	07/15/26		147,834

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
Cutwater 2014-I Ltd. Series 2014-1A, Class B(e)
$150,000	3.478%	07/15/26	$147,536
Doral CLO 1 Ltd. Series 2012-3A, Class A1(e)
7,540,076	2.097	12/19/22	7,550,987
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(e)
64,150,000	2.054	04/28/25	64,056,726
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(e)
55,600,000	2.634	04/28/25	54,455,140
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(e)
114,100,000	2.028	07/25/27	113,639,492
Hildene CLO II Ltd. Series 2014-2A, Class A(e)
1,800,000	2.083	07/19/26	1,798,808
Hildene CLO II Ltd. Series 2014-2A, Class B1(e)
350,000	2.833	07/19/26	348,272
MidOcean Credit CLO III Series 2014-3A, Class A(e)
1,300,000	2.095	07/21/26	1,299,994
Ocean Trails CLO IV Series 2013-4A, Class A(e)
1,300,000	1.927	08/13/25	1,296,920
OCP CLO Ltd. Series 2012-2A, Class ACOM(e)
12,025,441	0.000	11/22/23	11,995,378
OCP CLO Ltd. Series 2014-5A, Class ACOM(e)
140,200,000	0.000	04/26/26	138,307,300
OFSI Fund V Ltd. Series 2013-5A, Class ACOM
11,950,000	0.000	04/17/25	11,816,160
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM
120,000,000	0.000	03/20/25	117,972,000
OFSI Fund VII Ltd. Series 2014-7A, Class A(e)
117,074,553	1.973	10/18/26	116,677,905
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM(e)
750,000	0.000	10/18/26	745,950
OFSI Fund VII Ltd. Series 2014-7A, Class B(e)
28,925,447	2.763	10/18/26	28,896,203
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(e)
1,550,000	0.000	07/25/26	1,544,420
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM
1,000,000	0.000	10/20/26	997,000
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(e)
58,700,000	0.000	07/15/26	57,661,010
Trinitas CLO II Ltd. Series 2014-2A, Class C(e)
10,200,000	3.438	07/15/26	9,581,574
Trinitas CLO Ltd. Series 2014-1A, Class A1(e)
58,150,000	2.158	04/15/26	58,164,770
Wasatch Ltd. Series 2006-1A, Class A1B(e)
713,752	0.866	11/14/22	698,359
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(e)
120,650,000	0.000	07/16/27	119,576,215
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM
93,200,000	1.714	04/15/26	92,799,240

			1,391,988,237

Home Equity – 1.7%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(e)
10,464,871	0.784	03/25/37	6,416,867

Asset-Backed Securities – (continued)
Home Equity – (continued)
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(e)
16,641,000	0.794	05/25/36	11,831,688
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R8, Class M2(e)
5,440,000	1.014	10/25/35	5,032,573
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(e)
10,095,000	1.174	02/28/41	8,301,384
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(c)(i)
5,203,882	3.623	04/28/30	5,242,391
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(e)
6,400,000	0.924	01/25/36	5,696,178
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(e)
300,000	0.874	03/25/37	285,294
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(i)
67,851	4.070	12/25/35	68,156
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(i)
9,006,000	4.070	12/25/35	8,588,963
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(e)
1,984,060	0.664	09/25/36	1,869,154
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(e)
25,000,000	0.774	04/25/36	20,919,415
GSAA Home Equity Trust Series 2007-10, Class A2A
4,062,234	6.500	11/25/37	2,986,384
GSAMP Trust Series 2006-HE8, Class A2C(e)
16,455,733	0.694	01/25/37	13,461,910
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(e)
8,600,000	0.824	12/25/35	8,156,453
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(e)
3,850,000	0.754	07/25/36	3,735,460
JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(e)
7,450,000	0.784	01/25/37	6,109,291
Lehman XS Trust Series 2006-16N, Class A321(e)
7,135,498	0.724	11/25/46	5,565,926
Lehman XS Trust Series 2007-3, Class 1BA2(e)
327,384	1.428	03/25/37	253,763
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(e)
7,623,407	0.604	09/25/46	2,661,598
Saxon Asset Securities Trust Series 2007-2, Class A2C(e)
6,562,037	0.764	05/25/47	4,705,487
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(e)
4,479,987	1.499	07/25/34	4,300,729
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(e)
2,916,474	0.684	10/25/36	2,316,011

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(e)
	$5,357,398	0.739%		03/25/37	$4,085,655
	Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(c)(i)
	26,963,460	3.500		06/26/45	26,996,189
	Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(e)
	3,773,724	1.184		10/25/35	3,681,695

					163,268,614

	Other(c)(e) – 2.1%
	Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
	96,150,000	1.585		09/10/18	96,150,000
	Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
	100,000,000	1.785		03/10/19	100,000,000

					196,150,000

	Student Loan(e) – 5.3%
	Access Group, Inc. Series 2006-1, Class A2
	6,726,863	0.772		08/25/23	6,702,704
	Access Group, Inc. Series 2015-1, Class A(c)
	37,196,044	1.224		07/25/56	36,376,385
	Bank of America Student Loan Trust Series 2010-1A, Class A(c)
	167,264	1.438		02/25/43	164,885
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	3,887,699	0.792		05/25/25	3,831,056
	Higher Education Funding I Series 2005-1, Class A4
	16,185,030	0.802		02/25/30	16,036,424
	Nelnet Student Loan Trust Series 2005-4, Class A3
	28,219,651	0.777		06/22/26	28,088,455
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	4,967,412	1.575		07/01/24	4,974,194
	Scholar Funding Trust Series 2010-A, Class A(c)
	33,009,680	1.384		10/28/41	32,353,118
	SLC Student Loan Trust Series 2005-3, Class A3
	8,800,000	0.773		06/15/29	8,486,223
	SLM Student Loan Trust Series 2003-14, Class A5
	15,822,178	0.868		01/25/23	15,756,183
	SLM Student Loan Trust Series 2005-4, Class A3
	66,309,983	0.758		01/25/27	63,507,073
	SLM Student Loan Trust Series 2005-5, Class A4
	12,900,000	0.778		10/25/28	12,192,969
	SLM Student Loan Trust Series 2006-10, Class A5A
	408,647	0.738		04/25/27	403,468
	SLM Student Loan Trust Series 2006-9, Class A4
	317,475	0.708		10/25/22	317,381
	SLM Student Loan Trust Series 2007-1, Class A5
	50,232,779	0.728		01/26/26	49,432,661
	SLM Student Loan Trust Series 2007-2, Class A4
	81,200,000	0.698		07/25/22	75,635,161
	SLM Student Loan Trust Series 2008-2, Class A3
	19,024,384	1.388		04/25/23	18,303,278

	Asset-Backed Securities – (continued)
	Student Loan(e) – (continued)
	SLM Student Loan Trust Series 2008-4, Class A4
	40,492,368	2.288		07/25/22	40,646,778
	SLM Student Loan Trust Series 2008-5, Class A4
	42,894,844	2.338		07/25/23	43,002,368
	SunTrust Student Loan Trust Series 2006-1A, Class A4(c)
	33,435,058	0.824		10/28/37	30,648,705
	Wachovia Student Loan Trust Series 2005-1, Class A5
	10,073,628	0.768		01/26/26	9,961,945

					496,821,414

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,229,192,174)				$2,257,799,321

	Foreign Debt Obligations – 31.0%
	Sovereign – 31.0%
	Brazil Letras do Tesouro Nacional(j)
BRL	256,152,000	0.000%		01/01/17	$76,232,219
	Brazil Notas do Tesouro Nacional
	32,887,000	10.000		01/01/17	10,015,117
	13,570,621	6.000		08/15/40	4,271,899
	171,554,846	6.000		08/15/50	54,355,004
	Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,323,248
	98,700,000	14.500		02/10/23	2,476,224
	$17,540,000	6.600	(c)	01/28/24	19,776,350
	16,850,000	6.600		01/28/24	18,998,375
	15,112,000	5.875		04/18/24	16,283,180
	55,610,000	5.500	(c)	01/27/25	58,946,600
	2,784,000	8.625		04/20/27	3,389,520
DOP	30,000,000	18.500		02/04/28	916,430
	58,700,000	11.375		07/06/29	1,283,239
	Japan Government Two Year Bond
JPY	72,000,000,000	0.100		06/15/18	714,901,955
	94,600,000,000	0.100		07/15/18	939,479,172
	Japanese Government CPI Linked Bond
	4,659,983,000	0.100		09/10/24	48,274,860
	27,404,187,862	0.100		03/10/26	285,108,409
	Republic of Costa Rica
	$3,360,000	9.995		08/01/20	4,078,200
	Republic of Indonesia
EUR	2,510,000	2.625	(c)	06/14/23	2,960,587
	$30,825,000	5.875		01/15/24	36,329,728
	24,820,000	4.125		01/15/25	26,489,641
	11,820,000	4.750	(c)	01/08/26	13,223,625
	Republic of Nigeria
	3,090,000	6.375		07/12/23	3,043,650
	Republic of Venezuela
	18,220,000	8.250		10/13/24	9,018,900
	United Kingdom Treasury
GBP	226,600,000	4.250		03/07/36	439,066,210
	United Mexican States
MXN	3,544,500	7.750		12/14/17	188,568
	1,600,614,300	4.750		06/14/18	81,656,825
	241,369,600	6.500		06/10/21	12,796,599
	154,502,100	8.000		12/07/23	8,952,358

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
MXN	39,328,100	10.000%		12/05/24	$2,561,865
	75,763,000	8.500		05/31/29	4,669,772
	1,546,000	7.750		11/23/34	90,640
	475,100	10.000		11/20/36	34,153
	754,100	7.750		11/13/42	44,943

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $2,848,107,174)				$2,901,238,065

	Municipal Debt Obligations(b) – 1.7%
	Puerto Rico – 1.7%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$1,655,000	6.000%		07/01/38	$1,274,350
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	45,000	5.250		07/01/42	33,975
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	2,695,000	5.000		07/01/33	2,021,250
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	3,035,000	5.750		07/01/41	1,889,287
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	1,495,000	5.500		07/01/32	925,031
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	1,160,000	5.875		07/01/36	727,900
	3,340,000	5.750		07/01/38	2,079,150
	2,170,000	6.000		07/01/39	1,369,813
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C
	1,780,000	6.000		07/01/39	1,116,950
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	1,120,000	6.000		07/01/34	700,000
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
	1,010,000	5.625		07/01/32	622,413
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	515,000	5.500		07/01/26	318,656
	1,975,000	5.500		07/01/39	1,222,031
	2,115,000	5.000		07/01/41	1,279,575
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	9,635,000	8.000		07/01/35	6,298,881
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	1,960,000	5.125		07/01/31	1,193,150
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	455,000	5.000		07/01/34	275,275
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	605,000	5.250		07/01/27	370,563

	Municipal Debt Obligations(b) – (continued )
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Unrefunded Balance Refunding for Public Improvement 2006 B
	670,000	5.000		07/01/35	405,350
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(j)
	2,005,000	0.000		08/01/35	237,512
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(j)
	5,315,000	0.000		08/01/37	565,197
	4,330,000	0.000		08/01/38	431,398
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	1,650,000	5.250		08/01/27	866,250
	21,440,000	6.750		08/01/32	12,006,400
	21,040,000	5.750		08/01/37	11,151,200
	155,000	6.375		08/01/39	84,475
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	9,275,000	6.250		08/01/33	3,153,778
	19,110,000	5.500		08/01/37	10,080,525
	20,640,000	5.375		08/01/39	10,836,000
	48,980,000	5.500		08/01/42	25,836,950
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	5,990,000	5.375		08/01/38	3,144,750
	62,040,000	5.250		08/01/41	32,571,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	14,210,000	5.000		08/01/43	7,389,200
	9,605,000	5.250		08/01/43	5,042,625
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	16,650,000	5.500		08/01/28	8,782,875

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $211,941,109)				$156,303,735

	U.S. Treasury Obligations – 5.7%
	United States Treasury Inflation Protected Securities
	$17,765,901	2.625	%(k)	07/15/17	$18,321,086
	88,635,278	0.125		04/15/19	90,200,577
	41,106,800	0.125		04/15/20	41,928,936
	31,579,713	0.125		01/15/22	32,250,782
	16,421,265	0.125	(k)	01/15/23	16,693,201
	71,897,888	0.375		07/15/23	74,537,979
	309,423	0.625		01/15/24	324,798
	96,458,602	0.125		07/15/24	97,905,481
	104,375,266	0.375	(k)	07/15/25	107,816,518
	22,754,473	2.500	(k)	01/15/29	28,894,540
	11,245,845	2.125	(k)	02/15/40	14,993,860
	6,660,335	1.375		02/15/44	7,914,342

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $520,606,223)				$531,782,100

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value

Common Stock(f)(l)(m) – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
7,642,441	Magnum Hunter Resources Corp. PI
(Cost $76,258,100)		$93,925,600

Shares	Rate	Value
Preferred Stocks – 0.3%
Banks – 0.3%
ING Groep NV
626,469	6.125%	$16,056,400
152,066	6.200	3,897,452
203,418	6.375	5,233,945

TOTAL PREFERRED STOCKS
(Cost $24,903,956)		$25,187,797

Shares	Distribution Rate	Value
Investment Company(e)(l) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
84,226,473	0.290%	$84,226,473
(Cost $84,226,473)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $8,772,625,445)		$8,808,336,743

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 0.5%(j)
Commercial Paper – 0.5%
Ford Motor Credit Co. LLC
$26,600,000	0.000%	02/01/17	$26,468,219
Marriott International, Inc.
25,000,000	0.000	10/25/16	24,986,500

TOTAL SHORT-TERM INVESTMENTS
(Cost $51,454,719)			$51,454,719

TOTAL INVESTMENTS – 94.6%
(Cost $8,824,080,164)			$8,859,791,462

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.4%			500,997,214

NET ASSETS – 100.0%			$9,360,788,676

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,342,230,281, which represents approximately 25.0% of net assets as of September 30, 2016.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(f)	Security is currently in default and/or non-income producing.
(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $137,808,475 which represents approximately 1.5% of net assets as of September 30, 2016.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2016.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(l)	Represents an Affiliated Fund/Issuer.
(m)	Restricted securities are not registered under the Securities Act of and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $104,795,953 which represents approximately 1.1% of net assets as of September 30, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Magnum Hunter Resources, Inc.	05/06/16 – 08/18/16	$11,206,560
Magnum Hunter Resources Corp. PI	05/06/16 – 08/18/16	76,258,100

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Currency Abbreviations:
AED	—United Arab Emirates Dirham
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	26,247,524	USD	19,904,000	$20,018,597	12/21/16	$114,597
	CZK	532,868,903	EUR	19,767,000	22,555,856	06/21/17	74,932
	JPY	4,119,985,100	USD	40,370,796	40,782,203	12/21/16	411,406
	KRW	21,073,346,250	USD	19,030,000	19,123,988	10/28/16	93,988
	PLN	83,907,695	EUR	19,388,546	21,909,467	12/21/16	44,834
	USD	38,872,000	BRL	126,003,977	38,697,906	10/04/16	174,094
	USD	19,227,000	CAD	25,005,194	19,071,091	12/21/16	155,909
Barclays Bank PLC	AUD	19,026,000	USD	14,274,447	14,534,319	12/21/16	259,872
	IDR	554,318,752,567	USD	41,512,675	42,452,347	10/27/16	939,672
	IDR	642,521,650,550	USD	48,528,826	49,126,206	11/10/16	597,381
BNP Paribas SA	ARS	153,731,067	USD	9,578,260	9,740,397	11/22/16	162,138
	CAD	10,466,808	USD	7,966,517	7,982,879	12/21/16	16,363
	EUR	8,217,000	PLN	35,388,778	9,266,383	12/21/16	25,881
	PEN	73,134,938	USD	21,534,344	21,590,439	10/12/16	56,096
	PLN	80,410,000	HUF	5,726,564,599	20,996,171	12/21/16	97,589
	PLN	441,469,054	USD	113,771,887	115,273,716	12/21/16	1,501,829
	USD	111,688,948	TRY	338,160,628	110,845,080	12/21/16	843,868
Citibank NA	AED	796,654,515	USD	216,717,768	216,814,989	12/07/16	97,221
	ARS	144,983,880	USD	9,276,000	9,414,843	10/05/16	138,843
	AUD	222,793,415	USD	166,152,645	170,196,073	12/21/16	4,043,429
	CZK	1,067,992,520	EUR	39,628,665	45,207,152	06/21/17	137,642
	GBP	16,240,047	EUR	18,661,359	21,086,762	12/21/16	42,185
	INR	2,934,582,443	USD	43,635,292	43,906,156	10/26/16	270,864
	JPY	3,839,894,031	USD	37,929,000	38,009,685	12/21/16	80,685
	NZD	125,096,000	USD	90,516,338	90,912,055	11/17/16	395,717
	RUB	593,791,702	USD	9,212,000	9,430,202	10/11/16	218,202
	RUB	2,476,610,756	USD	37,806,811	39,176,195	10/27/16	1,369,385
	TWD	631,280,346	USD	20,116,258	20,178,694	10/07/16	62,436
	USD	4,106,026	EUR	3,636,000	4,092,181	11/10/16	13,845
	USD	142,796,241	KRW	155,833,538,189	141,427,321	10/20/16	1,368,920
	USD	135,988,841	MXN	2,490,581,219	128,250,457	10/13/16	7,738,383
	ZAR	106,122,071	USD	7,586,000	7,609,783	12/21/16	23,783
Credit Suisse International (London)	JPY	1,918,104,298	USD	18,964,000	18,986,602	12/21/16	22,602
	RUB	3,754,366,901	USD	57,168,831	59,476,622	10/21/16	2,307,791
	RUB	2,030,606,998	USD	30,896,444	31,958,814	11/17/16	1,062,370
	USD	16,206,634	EUR	14,371,047	16,206,356	12/21/16	278
Deutsche Bank AG	BRL	13,237,000	USD	3,920,332	4,030,939	11/03/16	110,608
	CAD	25,203,091	USD	19,200,000	19,222,024	12/21/16	22,024
	COP	22,293,908,000	USD	7,592,000	7,685,289	10/31/16	93,289
	EUR	8,960,846	PLN	38,612,735	10,105,225	12/21/16	22,903
	IDR	391,642,291,168	USD	29,580,233	29,952,147	11/08/16	371,913
	KRW	47,508,676,110	USD	42,301,000	43,127,814	10/04/16	826,814
	KRW	45,855,074,440	USD	40,936,000	41,615,947	10/20/16	679,947
	PLN	278,645,948	EUR	63,615,009	72,758,336	12/21/16	1,019,132
	TWD	648,971,508	USD	20,468,000	20,773,389	10/24/16	305,389
	USD	5,943,275	EUR	5,278,787	5,941,075	11/10/16	2,200

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
HSBC Bank PLC	ARS	151,194,445	USD	9,449,653	$9,544,401	11/29/16	$94,748
	EUR	17,117,000	USD	19,300,547	19,302,991	12/21/16	2,444
	KRW	30,757,787,104	USD	27,632,000	27,914,567	10/19/16	282,567
	MXN	745,794,644	USD	37,933,000	38,113,002	12/21/16	180,002
	MYR	243,343,636	USD	58,704,920	58,890,605	11/18/16	185,685
	NZD	26,196,314	AUD	24,762,000	19,014,281	12/21/16	98,124
	NZD	24,261,464	USD	17,507,800	17,609,893	12/21/16	102,093
	PLN	16,743,704	USD	4,336,076	4,375,867	10/27/16	39,792
	USD	96,854,014	GBP	73,195,423	95,040,024	12/21/16	1,813,990
	USD	7,680,889	NZD	10,534,176	7,646,106	12/21/16	34,783
	USD	20,186,200	TWD	625,207,000	20,012,694	10/24/16	173,507
JPMorgan Chase Bank (London)	ARS	142,611,265	USD	8,938,343	9,054,971	11/18/16	116,628
	CNH	137,894,371	USD	20,444,000	20,559,309	12/21/16	115,309
	INR	1,480,766,285	USD	21,947,000	22,151,589	10/27/16	204,589
	INR	1,272,765,067	USD	18,964,000	19,023,183	11/03/16	59,183
	KRW	23,073,455,925	USD	20,865,000	20,945,810	10/04/16	80,810
	USD	9,483,819	ARS	144,983,880	9,414,843	10/05/16	68,975
	USD	19,227,000	JPY	1,928,122,014	19,085,764	12/21/16	141,236
	USD	19,227,000	ZAR	265,944,595	19,070,308	12/21/16	156,692
	ZAR	108,095,783	USD	7,587,000	7,751,313	12/21/16	164,313
Morgan Stanley & Co.	AUD	53,490,000	NZD	55,400,541	40,862,015	12/21/16	650,196
	AUD	51,617,000	USD	38,954,937	39,431,196	12/21/16	476,259
	BRL	356,164,207	USD	108,411,896	109,383,922	10/04/16	972,026
	BRL	158,067,560	USD	47,556,476	48,134,830	11/03/16	578,353
	EUR	17,114,000	CHF	18,582,381	19,299,608	12/21/16	73,677
	HUF	5,282,839,737	EUR	17,001,000	19,279,248	12/21/16	107,071
	IDR	293,638,498,400	USD	21,988,805	22,488,222	10/27/16	499,418
	KRW	6,860,945,100	USD	6,120,488	6,226,628	10/21/16	106,139
	NZD	26,184,000	USD	18,920,035	19,005,343	12/21/16	85,309
	RUB	1,471,536,344	USD	22,728,536	23,277,455	10/27/16	548,919
	USD	137,410,169	BRL	444,251,789	136,437,076	10/04/16	973,093
	USD	15,649,000	CAD	20,210,496	15,414,245	12/21/16	234,755
	USD	707,746,887	GBP	532,382,691	690,665,737	11/16/16	17,081,150
	USD	19,456,381	NZD	26,662,000	19,352,294	12/21/16	104,087
	ZAR	1,379,637,095	USD	94,817,812	98,930,772	12/21/16	4,112,959
Royal Bank of Canada	BRL	28,763,886	USD	8,783,000	8,833,865	10/04/16	50,865
	CAD	27,644,978	USD	21,083,000	21,084,415	12/21/16	1,415
	NZD	10,454,385	USD	7,578,227	7,588,191	12/21/16	9,964
	USD	18,964,000	BRL	61,643,999	18,771,868	11/03/16	192,132
	USD	21,064,000	CAD	27,370,772	20,875,282	12/21/16	188,718
	USD	19,291,895	EUR	17,100,000	19,283,820	12/21/16	8,075
	USD	47,136,426	GBP	35,573,695	46,190,385	12/21/16	946,041
	USD	39,836,577	SGD	54,293,271	39,825,766	12/21/16	10,812
Royal Bank of Scotland PLC	ARS	156,264,405	USD	9,853,979	9,921,865	11/18/16	67,885
	ARS	79,345,747	USD	4,952,918	5,027,345	11/22/16	74,427
	NZD	28,199,000	USD	20,363,203	20,467,907	12/21/16	104,704
	USD	20,851,000	MXN	385,563,973	19,703,816	12/21/16	1,147,184
Standard Chartered Bank	CAD	25,155,632	USD	18,998,000	19,185,827	12/21/16	187,827
	CNH	754,401,177	USD	112,083,000	112,477,159	12/21/16	394,159
	USD	37,996,000	IDR	492,790,641,840	37,727,043	10/31/16	268,957
	USD	128,191,179	SGD	174,350,258	127,891,216	12/21/16	299,962

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank (London)	AUD	10,494,404	USD	7,833,338	$8,016,872	12/21/16	$183,534
	CAD	26,394,754	USD	20,090,772	20,130,888	12/21/16	40,115
	EUR	3,627,426	CZK	96,968,352	4,125,456	06/21/17	20,873
	IDR	554,318,752,567	USD	41,512,675	42,452,347	10/27/16	939,672
	JPY	31,384,873,654	USD	307,957,586	309,573,657	10/06/16	1,616,072
	NOK	819,347,688	EUR	88,109,481	102,511,311	12/21/16	3,149,476
	NOK	175,890,000	USD	21,439,150	22,004,062	11/09/16	564,913
	USD	18,964,000	CAD	24,825,203	18,933,815	12/21/16	30,185
	USD	203,832,703	NZD	280,217,075	203,392,215	12/21/16	440,488
	USD	186,097,495	SEK	1,574,208,013	183,865,216	11/09/16	2,232,279
UBS AG (London)	CHF	18,389,569	USD	18,967,000	19,026,441	12/21/16	59,441
	CZK	530,340,840	EUR	19,686,000	22,448,846	06/21/17	60,043
	INR	1,313,926,387	USD	19,518,000	19,658,489	10/26/16	140,489
	JPY	1,972,250,437	USD	19,467,000	19,522,575	12/21/16	55,575
	KRW	60,124,803,000	USD	54,244,680	54,563,910	10/26/16	319,231
	KRW	24,307,619,000	USD	21,368,396	22,059,254	10/27/16	690,857
	NOK	73,140,740	EUR	7,843,360	9,150,881	12/21/16	305,855
	PLN	78,717,476	EUR	18,149,000	20,554,229	12/21/16	87,443
	PLN	440,644,891	USD	114,195,167	115,058,516	12/21/16	863,349
	TWD	631,280,346	USD	20,159,040	20,202,081	10/21/16	43,041
	USD	18,939,000	CHF	18,199,811	18,830,111	12/21/16	108,889
	USD	18,939,000	JPY	1,904,901,665	18,855,914	12/21/16	83,086
Westpac Banking Corp.	AUD	26,507,000	NZD	27,482,855	20,249,195	12/21/16	301,093
	AUD	10,343,000	USD	7,792,313	7,901,212	12/21/16	108,899
	USD	105,858,186	AUD	138,431,000	105,829,638	11/18/16	28,548
	USD	214,149,220	CAD	276,578,000	210,858,111	10/26/16	3,291,109
	USD	125,295,141	CAD	164,019,108	125,094,941	12/21/16	200,200
	USD	582,145,210	EUR	516,152,529	580,910,202	11/10/16	1,235,010
TOTAL							$80,291,022

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	GBP	15,434,345	USD	20,162,787	$20,040,605	12/21/16	$(122,182)
	JPY	9,078,617,223	USD	90,364,621	89,865,860	12/21/16	(498,761)
	MXN	1,452,559,685	USD	75,510,601	74,231,439	12/21/16	(1,279,162)
	PLN	73,023,558	EUR	16,911,000	19,067,468	12/21/16	(3,215)
	USD	219,542,624	BRL	740,956,354	225,636,480	11/03/16	(6,093,856)
	USD	4,936,436	CLP	3,263,477,547	4,942,978	11/16/16	(6,542)
	USD	193,830,478	JPY	20,564,735,339	202,846,135	10/06/16	(9,015,657)
	USD	19,436,000	JPY	1,970,652,968	19,506,762	12/21/16	(70,762)
	USD	19,518,000	TWD	611,020,749	19,558,596	10/24/16	(40,596)
	USD	139,533,603	TWD	4,406,471,186	141,129,767	11/01/16	(1,596,164)
Barclays Bank PLC	CAD	12,149,467	USD	9,278,801	9,266,218	12/21/16	(12,583)
	GBP	14,711,000	USD	19,253,566	19,101,383	12/21/16	(152,183)
	NZD	75,194,000	USD	54,848,684	54,578,666	12/21/16	(270,018)
	PHP	2,101,873,217	USD	44,385,455	43,458,950	10/27/16	(926,505)
	PHP	1,979,103,023	USD	41,261,399	40,855,949	11/18/16	(405,450)
	TRY	49,265,658	USD	16,176,000	16,148,704	12/21/16	(27,296)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC (continued)	USD	15,740,321	CAD	20,717,096	$15,800,622	12/21/16	$(60,301)
	USD	1,262,115,474	JPY	129,114,413,000	1,273,556,856	10/06/16	(11,441,382)
	USD	105,343,982	SGD	143,623,351	105,352,095	12/21/16	(8,114)
	USD	66,965,802	TWD	2,095,694,764	67,065,918	10/21/16	(100,116)
	USD	70,393,000	ZAR	1,001,753,323	71,833,550	12/21/16	(1,440,550)
BNP Paribas SA	ARS	141,651,336	USD	9,325,302	9,141,450	10/17/16	(183,852)
	ARS	143,110,778	USD	9,446,256	9,230,869	10/18/16	(215,387)
	ARS	386,162,972	USD	25,075,518	24,831,236	10/24/16	(244,282)
	ARS	130,723,668	USD	8,360,964	8,252,149	11/29/16	(108,815)
	ARS	85,557,818	USD	5,449,543	5,368,334	12/12/16	(81,209)
	EUR	30,513,000	PLN	131,828,975	34,409,778	12/21/16	(12,603)
	MXN	2,670,348,712	USD	138,302,709	136,465,186	12/21/16	(1,837,523)
	SEK	1,044,450,816	EUR	109,855,752	122,267,545	12/21/16	(1,617,751)
	SGD	87,741,712	USD	64,594,000	64,361,214	12/21/16	(232,786)
	USD	132,324,858	AED	488,722,670	133,009,226	12/07/16	(684,368)
	USD	38,054,573	HUF	10,511,053,662	38,359,144	12/21/16	(304,571)
	USD	73,897,256	KRW	81,680,854,272	74,130,355	10/19/16	(233,099)
Citibank NA	ARS	119,943,610	USD	7,788,546	7,736,550	10/18/16	(51,996)
	ARS	301,399,835	USD	19,457,704	19,340,959	10/28/16	(116,745)
	ARS	59,340,253	USD	3,779,634	3,723,310	12/12/16	(56,324)
	ARS	80,804,072	USD	5,088,418	5,044,527	12/23/16	(43,891)
	BRL	62,260,316	USD	18,967,000	18,959,549	11/03/16	(7,451)
	COP	29,970,158,975	USD	10,335,785	10,326,463	11/03/16	(9,322)
	EUR	16,967,000	NOK	155,530,042	19,133,835	12/21/16	(325,045)
	EUR	105,433,326	USD	118,921,939	118,898,087	12/21/16	(23,852)
	MYR	17,494,916	USD	4,368,596	4,237,485	10/20/16	(131,111)
	SGD	25,816,438	USD	18,981,000	18,937,142	12/21/16	(43,858)
	TRY	59,149,494	USD	19,518,000	19,388,509	12/21/16	(129,491)
	USD	38,455,000	CAD	50,424,157	38,457,757	12/21/16	(2,757)
	USD	632,196,930	JPY	65,994,773,260	650,958,278	10/06/16	(18,761,347)
	USD	29,484,251	KRW	33,449,882,735	30,357,329	10/21/16	(873,078)
	USD	19,227,000	KRW	21,231,799,290	19,268,088	10/26/16	(41,088)
	USD	84,316,748	NZD	116,528,000	84,685,361	11/17/16	(368,613)
	USD	20,444,000	RUB	1,345,327,642	21,312,660	10/21/16	(868,660)
	USD	41,996,699	TWD	1,328,985,539	42,540,440	10/24/16	(543,741)
	USD	85,251,211	TWD	2,665,805,355	85,504,598	11/22/16	(253,387)
Credit Suisse International (London)	CHF	18,375,347	EUR	16,874,000	19,011,727	12/21/16	(17,231)
	COP	30,815,875,610	USD	10,621,000	10,616,140	11/04/16	(4,860)
	USD	67,478,981	JPY	6,884,104,424	68,143,193	12/21/16	(664,212)
	USD	19,200,000	RUB	1,232,509,440	19,501,239	10/26/16	(301,239)
Deutsche Bank AG	ARS	162,691,393	USD	10,428,935	10,308,123	11/22/16	(120,812)
	BRL	61,754,355	USD	19,227,000	18,965,784	10/04/16	(261,216)
	EUR	34,970,875	NOK	319,461,040	39,436,962	12/21/16	(531,869)
	EUR	15,272,476	USD	17,204,400	17,188,596	11/10/16	(15,804)
	GBP	7,159,953	USD	9,368,297	9,296,785	12/21/16	(71,512)
	MYR	243,343,636	USD	60,211,218	58,966,666	10/07/16	(1,244,552)
	NZD	26,383,784	AUD	25,093,000	19,150,354	12/21/16	(18,659)
	PEN	69,197,612	USD	20,472,000	20,428,087	10/12/16	(43,913)
	USD	21,083,000	ILS	79,419,661	21,240,275	12/21/16	(157,275)
	USD	10,973,616	JPY	1,112,219,836	11,009,451	12/21/16	(35,836)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG (continued)	USD	19,524,000	KRW	21,901,002,095	$19,875,710	10/24/16	$(351,710)
	USD	8,037,092	THB	278,629,914	8,038,806	10/20/16	(1,714)
HSBC Bank PLC	EUR	9,561,765	NOK	87,452,860	10,782,886	12/21/16	(158,632)
	GBP	10,517,657	USD	13,790,279	13,644,669	11/16/16	(145,610)
	MXN	369,928,290	USD	18,939,000	18,904,772	12/21/16	(34,228)
	TWD	1,452,919,097	USD	46,689,432	46,457,506	10/11/16	(231,927)
	USD	83,353,237	AED	307,931,845	83,805,763	12/07/16	(452,525)
	USD	17,499,869	CHF	17,008,000	17,535,781	10/27/16	(35,912)
	USD	23,109,877	INR	1,559,685,592	23,332,186	10/27/16	(222,309)
	USD	29,610,000	KRW	33,019,709,940	29,974,902	10/04/16	(364,902)
	USD	50,948,427	KRW	56,932,320,108	51,667,513	10/24/16	(719,086)
	USD	58,778,656	MYR	243,343,636	58,966,666	10/07/16	(188,010)
	USD	33,763,509	NOK	275,055,580	34,413,118	12/21/16	(649,608)
	USD	145,675,481	SGD	198,881,994	145,885,990	12/21/16	(210,509)
	USD	39,035,000	TWD	1,222,802,603	39,131,834	10/21/16	(96,834)
JPMorgan Chase Bank (London)	ARS	144,983,880	USD	9,213,808	9,126,423	12/05/16	(87,385)
	BRL	123,573,318	USD	38,287,153	37,951,411	10/04/16	(335,742)
	EUR	17,478,000	JPY	1,999,242,003	19,710,094	12/21/16	(79,660)
	MXN	386,094,345	USD	20,472,000	19,730,920	12/21/16	(741,080)
	MYR	274,504,978	USD	67,951,823	66,488,495	10/20/16	(1,463,328)
	PHP	1,986,562,499	USD	41,481,149	41,104,313	10/17/16	(376,836)
	SEK	1,014,499,479	EUR	106,635,639	118,761,323	12/21/16	(1,492,623)
	SGD	53,135,067	USD	39,035,000	38,976,187	12/21/16	(58,813)
	TRY	57,307,467	USD	18,998,000	18,784,714	12/21/16	(213,286)
	USD	9,129,787	NOK	74,242,511	9,288,727	12/21/16	(158,941)
Morgan Stanley & Co.	BRL	526,627,483	USD	161,004,974	160,368,921	11/03/16	(636,053)
	EUR	92,075,473	USD	103,776,424	103,627,471	11/10/16	(148,952)
	GBP	14,537,660	EUR	16,989,202	18,876,311	12/21/16	(282,561)
	GBP	189,418,538	USD	251,812,057	245,734,687	11/16/16	(6,077,370)
	GBP	5,910,649	USD	7,680,889	7,674,637	12/21/16	(6,252)
	SEK	1,437,758,013	EUR	150,692,591	168,309,641	12/21/16	(1,627,716)
	USD	14,230,217	CAD	18,712,336	14,271,621	12/21/16	(41,405)
	USD	20,851,000	RUB	1,353,209,049	21,490,758	10/11/16	(639,758)
	USD	19,227,000	RUB	1,235,311,678	19,540,742	10/27/16	(313,742)
	USD	128,572,378	TWD	4,013,643,908	128,735,959	11/22/16	(163,582)
Royal Bank of Canada	CAD	80,351,588	USD	61,787,000	61,282,964	12/21/16	(504,036)
Royal Bank of Scotland PLC	ARS	377,820,465	USD	24,573,689	24,370,011	10/18/16	(203,678)
	GBP	5,850,041	USD	7,597,121	7,595,940	12/21/16	(1,181)
	MXN	3,165,803,790	USD	168,071,544	161,784,863	12/21/16	(6,286,680)
	TRY	57,587,557	USD	19,227,000	18,876,524	12/21/16	(350,476)
	USD	39,158,000	MXN	772,719,890	39,488,986	12/21/16	(330,986)
	ZAR	275,424,258	USD	20,394,999	20,044,719	10/07/16	(350,280)
Standard Chartered Bank	CNH	279,573,127	USD	41,702,000	41,682,850	12/21/16	(19,150)
	GBP	15,503,259	EUR	18,192,000	20,130,085	12/21/16	(385,194)
	SEK	1,438,035,188	EUR	150,966,898	168,342,088	12/21/16	(1,904,608)
State Street Bank (London)	CAD	26,745,454	USD	20,444,000	20,398,361	12/21/16	(45,639)
	CZK	491,061,480	EUR	18,302,701	20,786,186	06/21/17	(29,398)
	EUR	24,851,980	NOK	227,920,146	28,025,796	12/21/16	(490,051)
	GBP	39,741,820	EUR	46,237,000	51,602,456	12/21/16	(539,414)
	JPY	21,975,446,635	USD	218,236,631	216,761,089	10/06/16	(1,475,542)
	SEK	1,181,727,267	EUR	123,811,989	138,337,670	12/21/16	(1,286,199)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank (London) (continued)	SEK	325,597,119	NOK	310,474,000	$38,115,687	12/21/16	$(728,745)
	SEK	1,657,026,000	USD	195,887,954	193,538,237	11/09/16	(2,349,717)
	USD	58,737,000	CAD	77,695,052	59,256,864	12/21/16	(519,864)
	USD	8,235,241	EUR	7,350,000	8,272,148	11/10/16	(36,906)
	USD	427,991,578	JPY	45,385,082,865	447,668,716	10/06/16	(19,677,138)
	USD	23,388,143	NOK	191,879,829	24,004,410	11/09/16	(616,268)
UBS AG (London)	EUR	33,834,000	NOK	308,293,619	38,154,898	12/21/16	(416,740)
	EUR	3,138,000	PLN	13,557,792	3,538,750	12/21/16	(1,378)
	GBP	1,444,271	USD	1,875,760	1,873,669	11/16/16	(2,092)
	MXN	389,227,994	USD	20,472,000	19,891,062	12/21/16	(580,938)
	MYR	152,157,108	USD	37,904,715	36,855,572	10/19/16	(1,049,143)
	MYR	35,771,569	USD	8,698,888	8,662,272	10/27/16	(36,616)
	MYR	143,031,366	USD	35,175,684	34,623,364	11/09/16	(552,320)
	PLN	72,815,640	EUR	16,886,000	19,013,177	12/21/16	(29,313)
	SEK	1,196,234,308	EUR	125,164,099	140,035,921	12/21/16	(1,112,733)
	USD	19,190,942	AUD	25,157,000	19,217,905	12/21/16	(26,963)
	USD	8,757,836	EUR	7,779,004	8,772,451	12/21/16	(14,615)
	USD	33,897,126	KRW	37,562,422,095	34,098,723	10/04/16	(201,597)
	USD	46,352,129	KRW	51,376,699,799	46,627,487	10/19/16	(275,358)
	USD	20,136,534	TWD	631,280,346	20,178,694	10/07/16	(42,160)
	USD	52,862,461	TWD	1,670,453,761	53,534,465	11/10/16	(672,004)
Westpac Banking Corp.	AUD	150,067,054	USD	114,756,276	114,725,329	11/18/16	(30,948)
	CAD	274,031,470	USD	212,177,488	208,916,682	10/26/16	(3,260,807)
	EUR	283,182,146	USD	319,388,399	318,710,823	11/10/16	(677,576)
	EUR	90,496,755	USD	102,059,525	102,053,985	12/21/16	(5,541)
	JPY	5,875,014,000	USD	58,728,998	57,949,877	10/06/16	(779,121)
	USD	66,261,933	CNH	445,677,765	66,448,158	12/21/16	(186,225)
	USD	98,908,378	NZD	136,425,349	99,022,709	12/21/16	(114,331)
TOTAL							$(132,476,658)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Japan 10 Year Government Bonds	(258)	December 2016	$(387,591,539)	$(1,656,853)
Ultra Long U.S. Treasury Bonds	(763)	December 2016	(140,296,625)	267,808
Ultra 10 Year U.S. Treasury Notes	(175)	December 2016	(25,227,344)	11,079
10 Year U.K. Long Gilt	(2,712)	December 2016	(457,849,222)	3,819,448
2 Year U.S. Treasury Notes	(8,927)	December 2016	(1,950,270,531)	(774,840)
5 Year U.S. Treasury Notes	(11,965)	December 2016	(1,453,934,453)	(2,841,791)
10 Year U.S. Treasury Notes	(4,162)	December 2016	(545,742,250)	(1,403,649)
20 Year U.S. Treasury Bonds	894	December 2016	150,331,688	(1,600,868)
TOTAL				$(4,179,666)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	57,343,520	11/04/17	2.060%	3 month KWCDC	$511,978
Barclays Bank PLC		217,875,100	11/07/17	2.034	3 month KWCDC	1,872,860
		19,262,500	05/20/23	3 month KWCDC	2.840%	(1,877,375)
Citibank NA		7,061,700	10/14/17	2.240	3 month KWCDC	76,941
		136,480,620	10/28/17	2.173	3 month KWCDC	1,390,379
	MYR	112,250	09/17/18	3 month KLIBOR	3.830	(277,291)
		42,800	09/24/18	3 month KLIBOR	3.785	(97,690)
		51,130	11/21/18	3 month KLIBOR	3.960	(175,195)
	BRL	106,690	01/04/21	1 month Brazilian Interbank Deposit Average	11.990	(366,745)
	KRW	28,266,470	01/07/24	3 month KWCDC	3.471	(4,250,318)
Credit Suisse International (London)	BRL	36,980	01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(279,280)
Deutsche Bank AG	KRW	55,677,880	03/03/17	2.850	3 month KWCDC	378,704
		111,467,390	10/13/17	2.248	3 month KWCDC	1,217,720
		278,210,230	10/15/17	2.253	3 month KWCDC	3,038,787
		34,254,690	11/04/17	2.075	3 month KWCDC	311,690
	BRL	40	01/02/18	11.900	1 month Brazilian Interbank Deposit Average	(313)
	MYR	112,770	09/13/18	3 month KLIBOR	3.920	(327,477)
		50,380	11/14/18	3 month KLIBOR	3.880	(151,608)
		26,840	08/14/23	3 month KLIBOR	4.490	(364,201)
JPMorgan Securities, Inc.	KRW	230,094,560	03/05/17	2.889	3 month KWCDC	1,644,484
	MYR	113,040	11/26/18	3 month KLIBOR	3.955	(383,701)
		254,240	12/11/18	3 month KLIBOR	3.972	(894,964)
	BRL	106,690	01/04/21	11.980	1 month Brazilian Interbank Deposit Average	489,601
	MYR	34,420	08/15/23	3 month KLIBOR	4.520	(482,824)
		64,380	09/26/23	3 month KLIBOR	4.330	(707,296)
	KRW	31,495,660	10/31/23	3 month KWCDC	3.230	(4,086,097)
		62,836,430	11/06/23	3 month KWCDC	3.320	(8,521,763)
		8,900,000	12/18/28	3 month KWCDC	3.495	(2,164,964)
Morgan Stanley & Co. International PLC		19,402,350	10/13/17	2.250	3 month KWCDC	212,510
		113,180,350	10/13/17	2.245	3 month KWCDC	1,233,224
		14,081,670	10/14/17	2.250	3 month KWCDC	155,032
		14,081,680	10/14/17	2.245	3 month KWCDC	154,230
		53,882,840	10/28/17	2.168	3 month KWCDC	545,548
		132,770,610	10/29/17	2.175	3 month KWCDC	1,342,940
	MYR	67,180	11/20/18	3 month KLIBOR	3.934	(220,906)
	BRL	63,100	01/04/21	1 month Brazilian Interbank Deposit Average	11.980	24,216
	KRW	36,546,310	06/27/23	3 month KWCDC	3.413	(4,831,951)
TOTAL						$(15,861,115)

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
SEK	5,426,360		06/15/18	0.050%	3 month STIBOR	$4,502,499	$1,250,822
JPY	72,000,000		06/15/18	6 month JYOR	0.174%	(7,956,185)	8,555,019
	46,747,750		07/15/18	0.198	6 month JYOR	—	141,967
	94,600,000		07/15/18	6 month JYOR	0.198	1,377,633	(140,550)
SEK	3,103,720		09/15/18	0.330	3 month STIBOR	16,341	130,293
EUR	3,200,370		09/21/18	0.400	6 month EURO	—	99,502
PLN	2,452,910		09/21/18	1.614	6 month WIBOR	(201,178)	(1,274,380)
EUR	3,200,370		09/21/18	6 month EURO	0.400	2,615,675	1,279,652
JPY	72,000,000		06/15/19	0.174	6 month JYOR	—	336,505
PLN	285,790		06/17/19	3.048	6 month WIBOR	910,870	1,935,205
	285,790		06/17/19	6 month WIBOR	3.045	291	(2,840,774)
GBP	343,710		12/21/19	0.353	6 month GBP	69,440	603,487
PLN	64,550		09/21/20	2.018	6 month WIBOR	148	118,794
	880,940		09/21/21	1.771	6 month WIBOR	(1,054,074)	(662,732)
CAD	3,198,190	(a)	12/21/21	1.000	6 month CDOR	(4,438,630)	6,536,547
NOK	4,102,240	(a)	12/21/21	1.250	3 month NIBOR	1,465,210	(1,511,186)
NZD	287,590	(a)	12/21/21	2.250	3 month NZDOR	895,707	294,530
	$2,603,300	(a)	12/21/21	3 month LIBOR	1.500	(32,371,949)	(4,651,143)
SEK	5,642,110	(a)	12/21/21	3 month STIBOR	0.100	(1,861,277)	(1,853,566)
EUR	187,760	(a)	12/21/21	6 month EURO	0.250	(3,472,665)	(574,343)
CAD	475,050	(a)	09/29/22	2.242	6 month CDOR	354,269	7,231,613
	151,700	(a)	02/12/23	1.590	6 month CDOR	107,916	758,102
GBP	89,120		09/15/23	3.075	6 month GBP	(129,089)	(637,317)
EUR	115,890		09/15/23	6 month EURO	0.847	499,338	378,419
	36,740	(a)	12/21/23	6 month EURO	0.500	(1,150,676)	(231,816)
	39,830	(a)	08/16/24	0.250	6 month EURO	(12,914)	2,408
GBP	32,010		12/15/24	6 month GBP	3.150	(1,960,166)	470,198
PLN	258,340	(a)	01/22/26	3.125	6 month WIBOR	765	1,631,244
	159,775	(a)	06/16/26	2.972	6 month WIBOR	613	642,960
CAD	164,750	(a)	06/29/26	1.695	6 month CDOR	409,536	560,291
GBP	36,010	(a)	09/27/26	6 month GBP	1.000	(74,936)	254,286
AUD	63,400	(a)	09/28/26	2.500	6 month AUDOR	341,823	(36,180)
PLN	37,600	(a)	09/29/26	2.598	6 month WIBOR	150	(21,093)
JPY	9,512,330	(a)	12/15/26	0.250	6 month JYOR	(71,059)	279,297
	$304,340	(a)	12/15/26	2.500	3 month LIBOR	6,587,815	3,553,372
SEK	268,960	(a)	12/15/26	3 month STIBOR	2.750	(2,010,877)	(56,727)
GBP	432,870	(a)	12/15/26	6 month GBP	2.250	(31,885,852)	678,901
EUR	210,670	(a)	12/21/26	0.750	6 month EURO	8,273,714	2,313,732
AUD	57,790	(a)	12/21/26	2.750	6 month AUDOR	2,672,924	(256,521)
	$123,800	(a)	12/21/26	3 month LIBOR	1.750	(2,323,859)	(778,235)
SEK	1,959,080	(a)	12/21/26	3 month STIBOR	0.750	466,550	(2,064,154)
MXN	1,822,600	(a)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(2,659,329)	(933,871)
GBP	32,010		12/15/29	3.377	6 month GBP	2,826,545	20,036
	90,160		09/15/31	3.230	6 month GBP	(261,584)	(2,511,417)
	38,700	(a)	12/21/31	6 month GBP	1.500	(4,644,708)	915,831
	141,130	(a)	12/17/35	6 month GBP	2.500	(21,110,228)	1,472,400
GBP	221,330	(a)	07/08/36	6 month GBP	1.400	1,285,945	(3,687,534)
JPY	27,329,060	(a)	12/16/36	0.750	6 month JYOR	90,466	1,249,373
	8,175,000	(a)	12/21/36	6 month JYOR	0.500	434,867	(2,475,485)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	24,900		12/15/39	3.568%	6 month GBP	$3,302,842	$1,725,101
CAD	58,010	(a)	09/29/40	6 month CDOR	2.835%	745,658	(8,450,374)
	17,300	(a)	02/12/41	6 month CDOR	2.265	427	(991,418)
GBP	24,900		12/15/44	6 month GBP	3.565	(3,995,942)	(2,861,184)
CAD	43,280	(a)	06/29/46	6 month CDOR	1.948	(709,403)	(687,710)
JPY	8,339,100	(a)	12/17/46	0.750	6 month JYOR	465,022	199,442
GBP	89,560	(a)	12/17/46	6 month GBP	1.000	(1,973,093)	2,134,008
	$246,760	(a)	12/21/46	2.250	3 month LIBOR	23,103,155	4,271,017
GBP	144,660	(a)	12/21/46	6 month GBP	1.750	(33,989,084)	(2,064,878)
	TOTAL					$(96,494,603)	$9,769,766

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500% 10/28/27	$13,180	(1.000)%	03/20/19	0.509%	$(12,295)	$(150,311)
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/17	98,670	(1.000)	03/20/19	0.509	(163,224)	(1,054,103)
	People’s Republic of China 7.500% 10/28/27	10,330	(1.000)	06/20/21	0.959	44,190	(66,554)
Citibank NA	People’s Republic of China, 4.250%, 10/28/17	518,290	(1.000)	03/20/19	0.509	(1,268,727)	(5,125,604)
		1,072,530	(1.000)	06/20/19	0.559	(3,129,638)	(9,941,558)
	People’s Republic of China 7.500% 10/28/27	2,060	(1.000)	06/20/21	0.959	18,926	(23,385)
Deutsche Bank AG		11,160	(1.000)	06/20/21	0.959	39,962	(64,122)
JPMorgan Securities, Inc.	People’s Republic of China, 4.250%, 10/28/17	66,660	(1.000)	03/20/19	0.509	(154,819)	(667,590)
		24,020	(1.000)	06/20/19	0.559	(76,612)	(216,126)
	People’s Republic of China 7.500% 10/28/27	3,640	(1.000)	06/20/21	0.959	17,862	(25,742)
UBS AG (London)		5,910	(1.000)	06/20/21	0.959	28,134	(40,929)
TOTAL						$(4,656,241)	$(17,376,024)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 26	$843,875	(5.000)%	06/20/21	3.757%	$(13,984,550)	$(30,498,898)
CDX North America Investment Grade Index 26	934,400	(1.000)	06/20/21	0.684	(9,496,974)	(4,191,047)
TOTAL					$(23,481,524)	$(34,689,945)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	$18,534	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$42,329	$(35,943)
Credit Suisse International (London)	26,870	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	One month LIBOR	96,931	(344,341)
	23,253	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	34,928	(26,916)
Deutsche Bank AG	41,079	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	(70,488)	84,643
JPMorgan Securities, Inc.	19,335	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 13	01/12/44	One month LIBOR	(7,238)	167,140
	55,862	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	One month LIBOR	(724,991)	210,640
	25,454	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	115,861	(107,091)
	23,607	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	65,874	(133,927)
TOTAL					$(446,794)	$(185,795)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $543,117,351, $1,087,810,532, $827,745,147 and $8,652,389,041)	$555,355,232	$1,120,564,022	$855,040,897	$8,670,769,036
Investments of affiliated issuers, at value (cost $58,464,279, $47,141,651, $55,233,442 and $171,691,123)	58,464,279	47,141,651	55,233,442	189,022,426
Cash	8,650,320	15,969,559	14,499,740	150,550,514
Foreign currencies, at value (cost $50,661, $35,707, $415,337 and $10,926,361, respectively)	42,499	29,820	409,461	10,615,717
Unrealized gain on swap contracts	191,232	—	31,830	15,063,267
Unrealized gain on forward foreign currency exchange contracts	1,197,373	763,449	3,245,868	80,291,022
Variation margin on certain derivative contracts	132,451	67,709	83,439	13,169,452
Receivables:
Investments sold	29,133,783	1,549,682	8,164	95,282,031
Investments sold on an extended-settlement basis	19,541,993	10,949,107	10,900,142	25,887,867
Collateral on certain derivative contracts(a)	7,553,511	1,527,649	15,507,642	497,028,229
Fund shares sold	6,919,102	875,768	4,069,336	5,305,454
Interest	2,646,972	5,430,798	4,557,930	37,541,219
Upfront payments made on swap contracts	71,988	—	85,345	504,997
Reimbursement from investment adviser	64,594	49,681	69,880	—
Other assets	1,203	2,664	44,767	27,155
Total assets	689,966,532	1,204,921,559	963,787,883	9,791,058,386

Liabilities:
Reverse Repurchase Agreement, at value	—	1,828,750	—	—
Unrealized loss on swap contracts	361,617	—	174,246	48,486,201
Unrealized loss on forward foreign currency exchange contracts	1,355,729	739,822	3,109,292	132,476,658
Variation margin on certain derivative contracts	299,515	33,262	339,820	—
Written option contracts, at value (premium received $0, $0, $44,808 and $0, respectively)	—	—	474	—
Forward sale contracts, at value (proceeds received $0, $1,045,547, $0 and $0, respectively)	—	1,039,531	—	—
Payables:
Investments purchased on an extended — settlement basis	113,317,722	142,524,112	86,755,251	185,507,070
Due to broker — upfront payment	94,399	57,738	110,729	4,397,283
Fund shares redeemed	690,019	1,400,093	8,349,476	29,469,611
Investments purchased	288,452	278,907	6,276,381	10,517,149
Management fees	181,184	337,896	452,643	4,144,703
Distribution and Service fees and Transfer Agency fees	100,615	98,494	98,373	1,145,073
Income distribution	73,732	31,406	24,748	2,404,129
Upfront payments received on swap contracts	19,699	—	22	5,608,032
Collateral on certain derivative contracts	—	—	—	4,610,000
Accrued expenses	239,557	230,384	251,502	1,503,801
Total liabilities	117,022,240	148,600,395	105,942,957	430,269,710

Net Assets:
Paid-in capital	561,051,572	1,041,380,900	838,566,348	11,515,865,566
Undistributed (distributions in excess of) net investment income	(1,214,166)	8,554,916	(8,017,208)	(115,082,950)
Accumulated net realized gain (loss)	228,506	(27,410,380)	(1,459,198)	(1,960,615,294)
Net unrealized gain (loss)	12,878,380	33,795,728	28,754,984	(79,378,646)
NET ASSETS	$572,944,292	$1,056,321,164	$857,844,926	$9,360,788,676
Net Assets:
Class A	$128,033,057	$141,564,051	$181,505,732	$999,084,023
Class C	22,368,919	20,219,689	22,968,676	562,869,895
Institutional	333,565,991	792,914,027	585,773,457	7,544,570,479
Service	1,333,004	1,645,392	4,200,293	—
Class IR	60,541,617	30,056,550	61,859,650	225,618,422
Class R	22,274,377	9,451,684	—	9,148,490
Class R6	4,827,327	60,469,771	1,537,118	19,497,367
Total Net Assets	$572,944,292	$1,056,321,164	$857,844,926	$9,360,788,676
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	12,223,225	13,211,034	14,495,042	104,491,208
Class C	2,137,105	1,876,894	1,849,174	58,849,205
Institutional	31,854,772	73,684,974	46,853,792	789,044,151
Service	127,296	152,847	337,761	—
Class IR	5,798,795	2,802,371	4,955,973	23,603,550
Class R	2,129,091	881,293	—	957,560
Class R6	461,050	5,619,102	122,956	2,039,154
Net asset value, offering and redemption price per share:(b)
Class A	$10.47	$10.72	$12.52	$9.56
Class C	10.47	10.77	12.42	9.56
Institutional	10.47	10.76	12.50	9.56
Service	10.47	10.76	12.44	—
Class IR	10.44	10.73	12.48	9.56
Class R	10.46	10.72	—	9.55
Class R6	10.47	10.76	12.50	9.56

(a)	Segregated for initial margin and/or collateral on future and forwards transactions of $4,392,531 and $288,150,000, respectively for the Strategic Income Fund. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $7,553,511, $1,527,649, $2,507,642 and $204,485,698 for the Bond, Core Fixed Income, Global Income Fund and Strategic Income Funds, respectively. Also includes amounts segregated for initial margin and/or collateral on forwards transactions of $13,000,000 for the Global Income Fund.

(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.88, $11.14, $13.01 and $9.93, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment income:
Interest (net of foreign withholding taxes of $12, $0, $9,159 and $0)	$7,187,255	$13,042,001	$8,050,871	$196,291,178
Dividends — unaffiliated issuers	—	—	—	1,284,429
Dividends — affiliated issuers	60,296	91,177	8,066	521,731
Total investment income	7,247,551	13,133,178	8,058,937	198,097,338

Expenses:
Management fees	1,199,640	2,034,647	2,729,286	29,888,441
Distribution and Service fees(a)	308,467	297,698	288,227	4,677,991
Transfer Agency fees(a)	207,028	287,509	268,553	3,279,442
Custody, accounting and administrative services	203,768	175,799	223,892	1,072,615
Professional fees	65,708	64,500	64,083	69,785
Registration fees	58,996	56,998	61,320	158,373
Printing and mailing costs	34,387	38,729	36,616	490,404
Trustee fees	8,943	9,425	9,348	23,309
Service Share fees — Service Plan	1,356	2,049	4,336	—
Service Share fees — Shareholder Administration Plan	1,356	2,049	4,336	—
Other	15,856	16,045	32,401	428,701
Total expenses	2,105,505	2,985,448	3,722,398	40,089,061
Less — expense reductions	(515,110)	(340,892)	(401,226)	(323,658)
Net expenses	1,590,395	2,644,556	3,321,172	39,765,403
NET INVESTMENT INCOME	5,657,156	10,488,622	4,737,765	158,331,935

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	2,118,992	2,586,643	12,925,814	(102,303,556)
Futures contracts	1,552,202	464,169	439,458	(63,015,549)
Written options	—	—	(36,931)	—
Swap contracts	31,095	(1,869,736)	388,288	(110,567,185)
Forward foreign currency exchange contracts	(395,898)	32,288	(15,752,120)	(47,057,057)
Foreign currency transactions	64,251	189,203	2,106,717	(9,218,670)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	7,605,290	15,799,483	13,878,993	493,681,357
Investments — affiliated issuers	—	—	—	17,331,303
Futures contracts	(412,846)	112,426	(297,482)	(3,407,722)
Written options	—	—	13,097	—
Swap contracts	552,433	2,145,840	770,673	44,830,542
Forward foreign currency exchange contracts	(585,850)	(21,892)	5,193,482	(46,811,745)
Foreign currency translation	(11,328)	(6,232)	(76,889)	(564,506)
Net realized and unrealized gain	10,518,341	19,432,192	19,553,100	172,897,212
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,175,497	$29,920,814	$24,290,865	$331,229,147

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Bond	$167,651	$99,356	$41,460	$87,179	$12,916	$61,796	$217	$34,139	$10,779	$2
Core Fixed Income	178,032	96,380	23,286	92,577	12,529	152,105	328	18,037	6,054	5,879
Global Income	196,271	91,956	—	102,061	11,954	122,304	694	31,438	—	102
Strategic Income	1,474,114	3,179,500	24,377	766,539	413,335	1,914,275	—	177,049	6,338	1,906

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$5,657,156	$9,156,571
Net realized gain (loss)	3,370,642	4,135,034
Net change in unrealized gain (loss)	7,147,699	(4,603,015)
Net increase (decrease) in net assets resulting from operations	16,175,497	8,688,590

Distributions to shareholders:
From net investment income
Class A Shares	(1,451,759)	(3,961,371)
Class C Shares	(139,246)	(341,571)
Institutional Shares	(3,853,697)	(9,211,907)
Service Shares	(10,812)	(1,365)
Class IR Shares	(627,092)	(784,440)
Class R Shares	(154,085)	(192,061)
Class R6 Shares(a)	(127)	(287)
From net realized gains
Class A Shares	—	(11,720)
Class C Shares	—	(1,224)
Institutional Shares	—	(22,834)
Service Shares	—	(1)
Class IR Shares	—	(2,040)
Class R Shares	—	(718)
Class R6 Shares(a)	—	(1)
Total distributions to shareholders	(6,236,818)	(14,531,540)

From share transactions:
Proceeds from sales of shares	165,843,441	218,562,128
Reinvestment of distributions	5,774,703	13,754,731
Cost of shares redeemed	(84,962,374)	(195,724,054)
Net increase (decrease) in net assets resulting from share transactions	86,655,770	36,592,805
TOTAL INCREASE (DECREASE)	96,594,449	30,749,855

Net assets:
Beginning of period	476,349,843	445,599,988
End of period	$572,944,292	$476,349,843
Undistributed (distributions in excess of) net investment income	$(1,214,166)	$(634,504)

(a)	Commenced operations on July 31, 2015.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016

$10,488,622	$22,090,346	$4,737,765	$8,515,395	$158,331,935	$579,549,845
1,402,567	4,491,550	71,226	(8,527,743)	(332,162,017)	(581,291,979)
18,029,625	(10,089,503)	19,481,874	17,631,860	505,059,229	(364,570,057)
29,920,814	16,492,393	24,290,865	17,619,512	331,229,147	(366,312,191)

(1,514,331)	(3,435,801)	(813,189)	(3,642,568)	(13,290,513)	(81,465,780)
(132,287)	(304,056)	(26,612)	(349,221)	(4,764,418)	(30,121,737)
(9,359,331)	(21,524,563)	(4,243,424)	(34,535,212)	(124,308,655)	(675,970,981)
(16,105)	(41,047)	(14,975)	(21,936)	—	—
(325,428)	(130,448)	(305,810)	(774,269)	(3,443,300)	(20,986,423)
(87,323)	(31,417)	—	—	(95,840)	(401,579)
(730,560)	(605,243)	(6,891)	(1,372)	(245,047)	(510,041)

—	—	—	(63,770)	—	—
—	—	—	(7,092)	—	—
—	—	—	(571,392)	—	—
—	—	—	(346)	—	—
—	—	—	(12,363)	—	—
—	—	—	–	—	—
—	—	—	(10)	—	—
(12,165,365)	(26,072,575)	(5,410,901)	(39,979,551)	(146,147,773)	(809,456,541)

183,756,754	399,469,538	286,066,895	565,955,923	856,331,646	3,677,437,056
11,897,889	24,899,720	5,255,432	39,281,036	122,088,915	670,751,973
(88,022,434)	(420,613,359)	(251,125,406)	(303,265,507)	(5,520,829,364)	(12,579,124,637)
107,632,209	3,755,899	40,196,921	301,971,452	(4,542,408,803)	(8,230,935,608)
125,387,658	(5,824,283)	59,076,885	279,611,413	(4,357,327,429)	(9,406,704,340)

930,933,506	936,757,789	798,768,041	519,156,628	13,718,116,105	23,124,820,445
$1,056,321,164	$930,933,506	$857,844,926	$798,768,041	$9,360,788,676	$13,718,116,105
$8,554,916	$10,231,659	$(8,017,208)	$(7,344,072)	$(115,082,950)	$(127,267,112)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$10.28	$0.10	$0.20	$0.30	$(0.11)	$—	$(0.11)
2016 - C	10.27	0.06	0.21	0.27	(0.07)	—	(0.07)
2016 - Institutional	10.28	0.12	0.20	0.32	(0.13)	—	(0.13)
2016 - Service	10.28	0.09	0.20	0.29	(0.10)	—	(0.10)
2016 - IR	10.25	0.11	0.21	0.32	(0.13)	—	(0.13)
2016 - R	10.27	0.09	0.20	0.29	(0.10)	—	(0.10)
2016 - R6	10.28	0.12	0.20	0.32	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	10.44	0.21	(0.03)	0.18	(0.34)	— (e)	(0.34)
2016 - C	10.44	0.13	(0.03)	0.10	(0.27)	— (e)	(0.27)
2016 - Institutional	10.44	0.24	(0.02)	0.22	(0.38)	— (e)	(0.38)
2016 - Service	10.44	0.18	(0.01)	0.17	(0.33)	— (e)	(0.33)
2016 - IR	10.40	0.23	(0.01)	0.22	(0.37)	— (e)	(0.37)
2016 - R	10.43	0.18	(0.02)	0.16	(0.32)	— (e)	(0.32)
2016 - R6 (Commenced July 31, 2015)	10.33	0.16	0.08	0.24	(0.29)	— (e)	(0.29)
2015 - A	10.42	0.17	0.25	0.42	(0.24)	(0.16)	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)	(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)	(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)	(0.16)	(0.39)
2015 - IR	10.38	0.19	0.26	0.45	(0.27)	(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)	(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)	—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)	—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)	—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)	—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)	—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)	—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)	(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)	(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)	(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)	(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)	(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)	(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)	(0.22)	(0.49)
2012 - C	10.16	0.19	0.43	0.62	(0.19)	(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)	(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)	(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)	(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)	(0.22)	(0.46)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.47	2.95%	$128,033	0.78	%(d)	0.98	%(d)	1.95	%(d)	288%
10.47	2.67	22,369	1.52	(d)	1.72	(d)	1.18	(d)	288
10.47	3.12	333,566	0.44	(d)	0.64	(d)	2.27	(d)	288
10.47	2.87	1,333	0.94	(d)	1.14	(d)	1.78	(d)	288
10.44	3.08	60,542	0.53	(d)	0.72	(d)	2.17	(d)	288
10.46	2.82	22,274	1.03	(d)	1.23	(d)	1.64	(d)	288
10.47	3.13	4,827	0.43	(d)	0.63	(d)	2.32	(d)	288

10.28	1.83	129,351	0.78		1.00		2.00		588
10.27	0.98	17,254	1.53		1.75		1.25		588
10.28	2.18	279,435	0.44		0.66		2.33		588
10.28	1.68	1,119	0.94		1.17		1.74		588
10.25	2.18	39,939	0.53		0.75		2.23		588
10.27	1.58	9,241	1.03		1.26		1.77		588
10.28	2.42	10	0.47	(d)	0.69	(d)	2.37	(d)	588
10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025
10.37	6.89	91,437	0.83		0.99		2.60		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$10.53	$0.10	$0.20	$0.30	$(0.11)
2016 - C	10.59	0.06	0.19	0.25	(0.07)
2016 - Institutional	10.57	0.11	0.21	0.32	(0.13)
2016 - Service	10.58	0.09	0.19	0.28	(0.10)
2016 - IR	10.54	0.11	0.21	0.32	(0.13)
2016 - R	10.54	0.08	0.20	0.28	(0.10)
2016 - R6	10.57	0.12	0.20	0.32	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	10.64	0.21	(0.07)	0.14	(0.25)
2016 - C	10.69	0.13	(0.06)	0.07	(0.17)
2016 - Institutional	10.68	0.24	(0.06)	0.18	(0.29)
2016 - Service	10.69	0.19	(0.07)	0.12	(0.23)
2016 - IR	10.65	0.23	(0.06)	0.17	(0.28)
2016 - R	10.65	0.19	(0.08)	0.11	(0.22)
2016 - R6 (Commenced July 31, 2015)	10.52	0.16	0.08	0.24	(0.19)
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - IR	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)
2012 - C	9.84	0.12	0.53	0.65	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.72	2.89%	$141,564	0.78	%(d)	0.85	%(d)	1.80	%(d)	161%
10.77	2.40	20,220	1.53	(d)	1.60	(d)	1.04	(d)	161
10.76	3.05	792,914	0.44	(d)	0.51	(d)	2.13	(d)	161
10.76	2.80	1,645	0.94	(d)	1.01	(d)	1.63	(d)	161
10.73	3.01	30,057	0.53	(d)	0.60	(d)	2.02	(d)	161
10.72	2.66	9,452	1.03	(d)	1.10	(d)	1.54	(d)	161
10.76	3.06	60,470	0.42	(d)	0.49	(d)	2.15	(d)	161

10.53	1.35	142,299	0.78		0.85		1.98		450
10.59	0.69	18,124	1.53		1.60		1.23		450
10.57	1.69	697,260	0.44		0.51		2.31		450
10.58	1.19	1,578	0.94		1.01		1.82		450
10.54	1.60	5,058	0.53		0.60		2.23		450
10.54	1.09	9,524	1.03		1.11		1.79		450
10.57	2.34	57,091	0.43	(d)	0.49	(d)	2.36	(d)	450
10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782
10.31	7.37	204,327	0.81		0.81		1.90		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$12.24	$0.05	$0.30	$0.35	$(0.07)	$—	$(0.07)
2016 - C	12.14	0.01	0.29	0.30	(0.02)	—	(0.02)
2016 - Institutional	12.22	0.08	0.29	0.37	(0.09)	—	(0.09)
2016 - Service	12.16	0.04	0.29	0.33	(0.05)	—	(0.05)
2016 - IR	12.20	0.07	0.29	0.36	(0.08)	—	(0.08)
2016 – R6	12.22	0.08	0.29	0.37	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	12.76	0.13	0.07	0.20	(0.71)	(0.01)	(0.72)
2016 - C	12.67	0.04	0.05	0.09	(0.61)	(0.01)	(0.62)
2016 - Institutional	12.74	0.17	0.07	0.24	(0.75)	(0.01)	(0.76)
2016 - Service	12.71	0.09	0.05	0.14	(0.68)	(0.01)	(0.69)
2016 - IR	12.72	0.16	0.07	0.23	(0.74)	(0.01)	(0.75)
2016 – R6 (Commenced July 31, 2015)	12.55	0.09	0.26	0.35	(0.67)	(0.01)	(0.68)
2015 - A	12.70	0.16	0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06	0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20	0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14	0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - IR	12.66	0.15	0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24	0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28	0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22	0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27	0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.52	2.83%	$181,506	1.04	%(d)	1.13	%(d)	0.88	%(d)	158%
12.42	2.47	22,969	1.76	(d)	1.88	(d)	0.14	(d)	158
12.50	3.00	585,773	0.70	(d)	0.79	(d)	1.23	(d)	158
12.44	2.75	4,200	1.19	(d)	1.29	(d)	0.71	(d)	158
12.48	2.96	61,860	0.79	(d)	0.88	(d)	1.11	(d)	158
12.50	3.01	1,537	0.68	(d)	0.78	(d)	1.21	(d)	158

12.24	1.67	111,852	1.03		1.15		1.06		261
12.14	0.83	12,653	1.77		1.90		0.31		261
12.22	2.00	639,915	0.69		0.81		1.41		261
12.16	1.23	2,280	1.18		1.29		0.75		261
12.20	1.95	31,548	0.78		0.90		1.26		261
12.22	2.92	520	0.68	(d)	0.79	(d)	1.10	(d)	261
12.76	5.27	64,939	1.03		1.18		1.26		226
12.67	4.53	6,592	1.77		1.93		0.50		226
12.74	5.63	437,007	0.70		0.84		1.60		226
12.71	5.03	358	1.20		1.34		1.12		226
12.72	5.54	10,261	0.77		0.90		1.20		226
12.70	2.16	61,198	1.04		1.20		1.83		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.41	$0.12	$0.14	$0.26	$(0.11)	$—		$(0.11)
2016 - C	9.41	0.08	0.14	0.22	(0.07)	—		(0.07)
2016 - Institutional	9.41	0.13	0.14	0.27	(0.12)	—		(0.12)
2016 - IR	9.41	0.13	0.14	0.27	(0.12)	—		(0.12)
2016 - R	9.40	0.10	0.14	0.24	(0.09)	—		(0.09)
2016 - R6	9.41	0.13	0.14	0.27	(0.12)	—		(0.12)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	10.06	0.28	(0.52)	(0.24)	(0.41)	—		(0.41)
2016 - C	10.06	0.21	(0.52)	(0.31)	(0.34)	—		(0.34)
2016 - Institutional	10.06	0.31	(0.52)	(0.21)	(0.44)	—		(0.44)
2016 - IR	10.06	0.31	(0.53)	(0.22)	(0.43)	—		(0.43)
2016 - R	10.05	0.25	(0.52)	(0.27)	(0.38)	—		(0.38)
2016 - R6 (Commenced July 31, 2015)	10.04	0.20	(0.50)	(0.30)	(0.33)	—		(0.33)
2015 - A	10.64	0.22	(0.51)	(0.29)	(0.29)	—	(e)	(0.29)
2015 - C	10.64	0.14	(0.51)	(0.37)	(0.21)	—	(e)	(0.21)
2015 - Institutional	10.64	0.25	(0.50)	(0.25)	(0.33)	—	(e)	(0.33)
2015 - IR	10.63	0.24	(0.49)	(0.25)	(0.32)	—	(e)	(0.32)
2015 - R	10.63	0.19	(0.51)	(0.32)	(0.26)	—	(e)	(0.26)
2014 - A	10.46	0.22	0.21	0.43	(0.25)	—		(0.25)
2014 - C	10.46	0.14	0.21	0.35	(0.17)	—		(0.17)
2014 - Institutional	10.46	0.26	0.21	0.47	(0.29)	—		(0.29)
2014 - IR	10.46	0.25	0.20	0.45	(0.28)	—		(0.28)
2014 - R	10.45	0.21	0.19	0.40	(0.22)	—		(0.22)
2013 - A	9.87	0.32	0.73	1.05	(0.46)	—		(0.46)
2013 - C	9.88	0.24	0.72	0.96	(0.38)	—		(0.38)
2013 - Institutional	9.87	0.35	0.73	1.08	(0.49)	—		(0.49)
2013 - IR	9.87	0.34	0.73	1.07	(0.48)	—		(0.48)
2013 - R	9.87	0.30	0.71	1.01	(0.43)	—		(0.43)
2012 - A	10.03	0.32	(0.16)	0.16	(0.32)	—		(0.32)
2012 - C	10.04	0.24	(0.15)	0.09	(0.25)	—		(0.25)
2012 - Institutional	10.03	0.35	(0.15)	0.20	(0.36)	—		(0.36)
2012 - IR	10.03	0.34	(0.15)	0.19	(0.35)	—		(0.35)
2012 - R	10.03	0.29	(0.15)	0.14	(0.30)	—		(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.56	2.73%	$999,084	0.92	%(d)	0.93	%(d)	2.46	%(d)	99%
9.56	2.34	562,870	1.68	(d)	1.68	(d)	1.71	(d)	99
9.56	2.90	7,544,570	0.58	(d)	0.59	(d)	2.81	(d)	99
9.56	2.86	225,618	0.68	(d)	0.68	(d)	2.74	(d)	99
9.55	2.60	9,148	1.17	(d)	1.18	(d)	2.18	(d)	99
9.56	2.91	19,497	0.56	(d)	0.57	(d)	2.78	(d)	99

9.41	(2.49)	1,383,885	0.90		0.91		2.83		212
9.41	(3.21)	710,230	1.65		1.66		2.08		212
9.41	(2.16)	11,261,977	0.56		0.57		3.17		212
9.41	(2.24)	332,917	0.65		0.66		3.09		212
9.40	(2.73)	9,399	1.15		1.16		2.58		212
9.41	(3.05)	19,708	0.53	(d)	0.55	(d)	3.19	(d)	212
10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, IR, R and R6	Diversified
Global Income	A, C, Institutional, Service, IR and R6	Non-diversified
Strategic Income	A, C, Institutional, IR, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred

116

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

117

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and did not exhibit signs of credit deterioration were valued at amortized cost, which approximated fair value. Effective October 11, 2016, short-term debt obligations that mature in sixty days or less are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less were valued at amortized cost which approximated fair market value. Effective October 11, 2016, such securities are valued

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

I.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of a Master Repurchase Agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM and GSAMI did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

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B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2016:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$135,475,848	$—
Mortgage-Backed Obligations	—	200,434,170	1,204,133
U.S. Treasury Obligations and/or Other U.S. Government Agencies	122,359,065	9,673,452	—
Asset-Backed Securities	—	59,984,571	2,600,000
Foreign Debt Obligations	—	10,033,129	—
Structured Note	—	1,395,925	—
Municipal Debt Obligations	—	6,769,566	—
Government Guarantee Obligations	—	5,425,373	—
Investment Company	58,464,279	—	—
Total	$180,823,344	$429,192,034	$3,804,133

Derivative Type(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,197,373	$—
Futures Contracts	106,448	—	—
Interest Rate Swap Contracts	—	1,991,630	—
Total	$106,448	$3,189,003	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,355,729)	$—
Futures Contracts	(467,784)	—	—
Interest Rate Swap Contracts	—	(598,685)	—
Credit Default Swap Contracts	—	(223,888)	—
Total	$(467,784)	$(2,178,302)	$—

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$345,623,853	$—
Mortgage-Backed Obligations	—	326,864,857	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	250,130,144	39,768,783	—
Asset-Backed Securities	—	96,151,461	9,400,000
Foreign Debt Obligations	—	14,219,855	—
Municipal Debt Obligations	—	9,734,105	—
Government Guarantee Obligations	—	28,670,964	—
Investment Company	47,141,651	—	—
Total	$297,271,795	$861,033,878	$9,400,000
Liabilities
Reverse Repurchase Agreements	$—	$(1,828,750)	$—
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	—	(1,039,531)	—
Total	$—	$(2,868,281)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$763,449	$—
Futures Contracts	441,925	—	—
Interest Rate Swaps Contracts	—	1,139,993	—
Total	$441,925	$1,903,442	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(739,822)	$—
Futures Contracts	(235,259)	—	—
Interest Rate Swaps Contracts	—	(310,086)	—
Credit Default Swaps Contracts	—	(18,053)	—
Total	$(235,259)	$(1,067,961)	$—

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GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$292,032,025	$91,836,587	$—
Corporate Obligations	—	142,839,418	—
Foreign Debt Obligation	—	2,941,803	—
Asset-Backed Securities	—	92,958,852	8,945,350
Mortgage-Backed Obligations	—	165,277,713	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	38,846,520	2,778,251	—
Government Guarantee Obligations	4,105,937	12,478,441	—
Investment Company	55,233,442	—	—
Total	$390,217,924	$511,111,065	$8,945,350

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,245,868	$—
Futures Contracts	304,691	—	—
Interest Rate Swap Contracts	—	2,457,519	—
Total	$304,691	$5,703,387	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(3,109,292)	$—
Futures Contracts(a)	(700,176)	—	—
Interest Rate Swap Contracts(a)	—	(572,359)	—
Credit Default Swap Contracts(a)	—	(208,970)	—
Written Options	—	(474)
Total	$(700,176)	$(3,891,095)	$—

The following is a reconciliation of Level 3 investments for the period ended September 30, 2016:

Asset-Backed Securities
Beginning Balance as of April 1, 2016	$—
Purchases	8,945,350
Ending Balance as of September 30, 2016	$8,945,350

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$82,877,659	$73,680,668
Corporate Obligations	—	605,027,261	—
Mortgage-Backed Obligations	—	1,888,718,258	57,698,037
U.S. Treasury Obligations and/or Other U.S. Government Agencies	531,782,100	49,871,769	—
Asset-Backed Securities	—	2,061,649,321	196,150,000
Foreign Debt Obligations	2,426,830,606	474,407,459	—
Municipal Debt Obligations	—	156,303,735	—
Common Stock and/or Other Equity Investments(b)
Europe	—	25,187,797	—
North America	—	—	93,925,600
Investment Company	84,226,473	—	—
Short-term Investments	—	51,454,719	—
Total	$3,042,839,179	$5,395,497,978	$421,454,305

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$80,291,022	$—
Futures Contracts	4,098,335	—	—
Interest Rate Swap Contracts	—	66,625,198	—
Total Return Swap Contracts	—	462,423	—
Total	$4,098,335	$147,378,643	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(132,476,658)	$—
Futures Contracts	(8,278,001)	—	—
Interest Rate Swap Contracts	—	(72,716,547)	—
Credit Default Swap Contracts	—	(52,065,969)	—
Total Return Swap Contracts	—	(648,218)	—
Total	$(8,278,001)	$(257,907,392)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2016:

	Mortgage-Backed Obligations	Bank Loans	Asset-Backed Securities	Common Stock and/or Other Equity Investments – North America
Beginning Balance as of April 1, 2016	$61,203,575	$144,803,291	$—	$—
Realized gain (loss)	734,338	(43,217,888)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(2,329,210)	59,846,089	—	17,667,500
Purchases	312,292	42,118,144	196,150,000	76,258,100
Sales	(2,222,958)	(79,935,875)	—	—
Amortization	—	628,074	—	—
Transfers into Level 3	—	4,445,528	—	—
Transfers out of Level 3	—	(55,006,695)	—	—
Ending Balance as of September 30, 2016	$57,698,037	$73,680,668	$196,150,000	$93,925,600

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

Transfers of the above investments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$2,098,078	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,066,469)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(223,888)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,197,373		Payable for unrealized loss on forward foreign currency exchange contracts	(1,355,729)
Total		$3,295,451			$(2,646,086)

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$1,581,918	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(545,345)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(18,053)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	763,449		Payable for unrealized loss on forward foreign currency exchange contracts	(739,822)
Total		$2,345,367			$(1,303,220)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,762,210	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,273,009)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(208,970)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,245,868		Payable for unrealized loss on forward foreign currency exchange contracts; Investments, at value; Written options, at value	(3,109,292)
Total		$6,008,078			$(4,591,271)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$71,185,956	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(81,642,766)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(52,065,969)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	80,291,022		Payable for unrealized loss on forward foreign currency exchange contracts	(132,476,658)
Total		$151,476,978			$(266,185,393)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

(b)	Aggregate of amounts include $361,617, $174,246 and $48,486,201 for Bond, Global Income and Strategic Income Funds, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$1,836,920	$315,466	988
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(305,930)	(175,879)	51
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(395,898)	(585,850)	443
Total		$1,135,092	$(446,263)	1,482

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2016.

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,033,358)	$2,229,598	1,202
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(410,353)	28,668	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	32,288	(21,892)	198
Total		$(1,411,423)	$2,236,374	1,401

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,211,878	$660,504	1,054
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(447,798)	(187,313)	3
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments forward foreign currency exchange contracts and written options	(15,732,241)	5,206,579	469
Total		$(14,968,161)	$5,679,770	1,526

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(136,527,937)	$73,721,269	36,054
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(39,821,371)	(32,298,449)	50
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(47,057,057)	(46,811,745)	468
Total		$(223,406,365)	$(5,388,925)	36,572

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES (continued)

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2016:

Strategic Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$511,978	$1,069,760	$1,581,738	$(150,311)	$(18,726,897)	$(18,877,208)	$(17,295,470)	$—	$(17,295,470)
Barclays Bank PLC	1,872,860	1,796,925	3,669,785	(3,033,975)	(14,844,498)	(17,878,473)	(14,208,688)	1,160,000	(13,048,688)
BNP Paribas SA	—	2,703,764	2,703,764	—	(5,756,246)	(5,756,246)	(3,052,482)	—	(3,052,482)
Citibank NA	1,467,320	16,001,540	17,468,860	(20,257,786)	(22,651,757)	(42,909,543)	(25,440,683)	24,080,000	(1,360,683)
Credit Suisse International (London)	—	3,393,041	3,393,041	(650,537)	(987,542)	(1,638,079)	1,754,962	—	1,754,962
Deutsche Bank AG	5,031,544	3,454,219	8,485,763	(907,721)	(2,854,872)	(3,762,593)	4,723,170	(4,000,000)	723,170
HSBC Bank PLC	—	3,007,735	3,007,735	—	(3,510,092)	(3,510,092)	(502,357)	—	(502,357)
JPMorgan Chase Bank (London)	—	1,107,735	1,107,735	—	(5,007,694)	(5,007,694)	(3,899,959)	—	(3,899,959)
JPMorgan Securities, Inc.	2,511,865	—	2,511,865	(18,392,085)	—	(18,392,085)	(15,880,220)	15,880,220	—
Morgan Stanley & Co.	—	26,603,411	26,603,411	—	(9,937,391)	(9,937,391)	16,666,020	—	16,666,020
Morgan Stanley & Co. International PLC	3,667,700	—	3,667,700	(5,052,857)	—	(5,052,857)	(1,385,157)	1,270,000	(115,157)
Royal Bank of Canada	—	1,408,022	1,408,022	—	(504,036)	(504,036)	903,986	—	903,986
Royal Bank of Scotland PLC	—	1,394,200	1,394,200	—	(7,523,281)	(7,523,281)	(6,129,081)	—	(6,129,081)
Standard Chartered Bank	—	1,150,905	1,150,905	—	(2,308,952)	(2,308,952)	(1,158,047)	—	(1,158,047)
State Street Bank (London)	—	9,217,607	9,217,607	—	(27,794,881)	(27,794,881)	(18,577,274)	—	(18,577,274)
UBS AG (London)	—	2,817,299	2,817,299	(40,929)	(5,013,970)	(5,054,899)	(2,237,600)	—	(2,237,600)
Westpac Banking Corp.	—	5,164,859	5,164,859	—	(5,054,549)	(5,054,549)	110,310	—	110,310
Total	$15,063,267	$80,291,022	$95,354,289	$(48,486,201)	$(132,476,658)	$(180,962,859)	$(85,608,570)	$38,390,220	$(47,218,350)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2016, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.45%	0.41%	0.39%	0.38%	0.37%	0.45%	0.40	%*
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.39
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.51	0.51

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2016, GSAM and GSAMI waived $33,685, $51,098, $4,095 and $323,658 of the management fee for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$3,174	$135
Core Fixed Income	1,859	605
Global Income	9,061	—
Strategic Income	11,247	4

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares, 0.02% of the average daily net assets of Class R6 Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.004%, 0.014%, 0.004% and 0.054%, respectively. The Other Expense limitations will remain in place through at least July 29, 2017, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Class A Distribution and Service Fees	Class C Distribution and Service Fees	Service Fees	Class R Distribution and Service Fees	Other Expense Reimbursements	Total Expense Reductions
Bond Fund	$140,319	$1,082	$1,101	$23	$493	$372,092	$515,110
Core Fixed Income Fund	51,098	—	—	—	—	289,794	340,892
Global Income Fund	4,095	2,129	2,480	105	—	392,417	401,226
Strategic Income Fund	323,658	—	—	—		—	323,658

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of September 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM and GSAMI or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2016, Goldman Sachs earned $21,049, $19,210 and $939,803 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of September 30, 2016, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	14%	12%

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended September 30, 2016:

Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Market Value 09/30/16	Dividend Income
Bond	$58,985,636	$345,691,470	$(346,212,827)	$58,464,279	$60,296
Core Fixed Income	81,617,969	429,600,372	(464,076,690)	47,141,651	91,177
Global Income	—	73,180,578	(17,947,136)	55,233,442	8,066
Strategic Income	2,576,641,388	4,183,476,091	(6,675,891,006)	84,226,473	521,731

The following table provides information about the investment in the shares of issuers deemed to be affiliates of the Strategic Income Fund for the six months ended September 30, 2016:

Fund	Name of Affiliated Issuer	Market Value 3/31/2016	Purchases at Cost	Net Change in Unrealized Gain (loss)	Market Value 9/30/2016
Strategic Income Fund	Magnum Hunter Resources, Inc. – Bank Loan	$—	$11,206,550	$(336,197)	$10,870,353
	Magnum Hunter Resources Corp. PI – Common Stock	—	76,258,100	17,667,500	93,925,600
Total		—	$87,464,650	$17,331,303	$104,795,953

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the for the six months ended, September 30, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$1,678,392,698	$67,160,274	$1,604,596,243	$39,057,454
Core Fixed Income	1,753,160,915	102,358,899	1,623,644,498	83,143,117
Global Income	1,144,311,068	215,416,724	1,168,117,779	230,871,932
Strategic Income	5,794,007,605	4,041,815,927	6,338,245,228	4,883,719,458

The table below summarizes the reverse repurchase agreement activity for the six months ended September 30, 2016.

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Core Fixed Income	$1,871,188	0.251%	180
Strategic Income	2,865,955	0.678	49

As of September 30, 2016 the remaining contractual maturity of the reverse repurchase agreement was greater than 90 days for the Core Fixed Income Fund. The gross value of the reverse repurchase agreement is reported on the Statement of Assets and Liabilities. The gross amount of recognized liabilities for reverse repurchase agreements was $1,828,750 with associated foreign debt obligations pledged as collateral.

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Capital loss carryforwards(1)
Expiring 2018	$—	$(22,550,107)	$—	$—
Perpetual Short-term	(71,097)	—	—	(695,819,431)
Perpetual Long-term	—	—	—	(300,996,024)
Total capital loss carryforwards	$(71,097)	$(22,550,107)	$—	$(996,815,455)
Timing differences (Qualified Late Year Loss Deferral, Straddle Deferral, Dividend and Distribution Payable)	$(3,959,991)	$(6,498,214)	$(18,579,346)	$(735,005,459)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

7. TAX INFORMATION (continued)

As of September 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$601,709,824	$1,135,140,866	$883,401,191	$8,831,409,342
Gross unrealized gain	15,111,635	37,074,526	38,755,416	267,707,154
Gross unrealized loss	(3,001,948)	(4,509,719)	(11,882,268)	(239,325,034)
Net unrealized security gain	$12,109,687	$32,564,807	$26,873,148	$28,382,120

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, foreign currency contracts, and differences related to the tax treatment of inflation protected securities and swap transactions.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current year and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk — As a result of the Global Income Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of the Fund’s investments more than if its investments were not so focused.

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8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Funds may purchase for investment. Taking short positions involves leverage of the Funds’ assets and presents various risks. If the value of the underlying instrument or market in which the Fund have taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,139,457	$22,198,854	4,993,945	$51,178,185
Reinvestment of distributions	126,987	1,321,295	360,014	3,676,908
Shares redeemed	(2,626,731)	(27,391,100)	(2,987,560)	(30,662,635)
	(360,287)	(3,870,951)	2,366,399	24,192,458
Class C Shares
Shares sold	689,656	7,169,015	889,003	9,074,268
Reinvestment of distributions	10,238	106,493	25,087	255,633
Shares redeemed	(242,533)	(2,527,257)	(366,352)	(3,763,207)
	457,361	4,748,251	547,738	5,566,694
Institutional Shares
Shares sold	8,646,167	89,830,454	11,979,862	122,560,143
Reinvestment of distributions	353,211	3,675,310	879,826	8,996,243
Shares redeemed	(4,335,955)	(45,118,382)	(14,599,108)	(150,137,633)
	4,663,423	48,387,382	(1,739,420)	(18,581,247)
Service Shares
Shares sold	34,755	361,645	108,752	1,105,191
Reinvestment of distributions	1,039	10,812	133	1,367
Shares redeemed	(17,396)	(180,097)	(1,420)	(14,564)
	18,398	192,360	107,465	1,091,994
Class IR Shares
Shares sold	2,570,044	26,606,013	2,379,638	24,182,232
Reinvestment of distributions	60,421	627,039	77,162	785,740
Shares redeemed	(729,524)	(7,579,058)	(931,715)	(9,519,254)
	1,900,941	19,653,994	1,525,085	15,448,718
Class R Shares
Shares sold	1,433,761	14,860,822	1,020,324	10,452,104
Reinvestment of distributions	3,231	33,623	3,790	38,556
Shares redeemed	(207,946)	(2,166,480)	(158,917)	(1,626,756)
	1,229,046	12,727,965	865,197	8,863,904
Class R6 Shares(a)
Shares sold	460,041	4,816,638	969	10,005
Reinvestment of distributions	13	131	28	284
Shares redeemed	—	—	(1)	(5)
	460,054	4,816,769	996	10,284
NET INCREASE	8,368,936	$86,655,770	3,673,460	$36,592,805

(a)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,906,674	$20,285,644	3,252,990	$33,932,511
Reinvestment of distributions	138,243	1,473,178	319,873	3,342,023
Shares redeemed	(2,348,375)	(24,954,619)	(4,224,084)	(44,126,078)
	(303,458)	(3,195,797)	(651,221)	(6,851,544)
Class C Shares
Shares sold	329,229	3,530,609	508,257	5,332,470
Reinvestment of distributions	11,495	123,166	26,813	281,538
Shares redeemed	(175,961)	(1,886,475)	(644,416)	(6,758,102)
	164,763	1,767,300	(109,346)	(1,144,094)
Institutional Shares
Shares sold	11,997,770	127,765,038	27,965,702	292,874,669
Reinvestment of distributions	855,054	9,154,051	1,953,290	20,490,618
Shares redeemed	(5,109,654)	(54,533,353)	(34,999,122)	(366,124,700)
	7,743,170	82,385,736	(5,080,130)	(52,759,413)
Service Shares
Shares sold	23,603	252,373	33,804	354,906
Reinvestment of distributions	668	7,147	2,002	21,005
Shares redeemed	(20,581)	(220,772)	(62,728)	(656,549)
	3,690	38,748	(26,922)	(280,638)
Class IR Shares
Shares sold	2,486,764	26,272,130	81,723	853,932
Reinvestment of distributions	30,434	324,957	12,469	130,405
Shares redeemed	(194,802)	(2,079,829)	(89,024)	(931,375)
	2,322,396	24,517,258	5,168	52,962
Class R Shares
Shares sold	174,235	1,855,105	823,059	8,578,041
Reinvestment of distributions	7,962	84,914	2,748	28,803
Shares redeemed	(204,604)	(2,172,013)	(27,806)	(290,567)
	(22,407)	(231,994)	798,001	8,316,277
Class R6 Shares(a)
Shares sold	355,296	3,795,855	5,506,298	57,543,009
Reinvestment of distributions	68,239	730,476	57,877	605,328
Shares redeemed	(203,351)	(2,175,373)	(165,257)	(1,725,988)
	220,184	2,350,958	5,398,918	56,422,349
NET INCREASE	10,128,338	$107,632,209	334,468	$3,755,899

(a)	Commenced operations on July 31, 2015.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,120,462	$88,068,204	5,506,569	$67,160,547
Reinvestment of distributions	63,655	790,841	297,989	3,600,719
Shares redeemed	(1,828,800)	(22,683,209)	(1,754,152)	(21,744,852)
	5,355,317	66,175,836	4,050,406	49,016,414
Class C Shares
Shares sold	902,464	11,104,402	650,861	7,885,464
Reinvestment of distributions	1,989	24,484	26,894	321,133
Shares redeemed	(97,518)	(1,203,883)	(155,922)	(1,915,497)
	806,935	9,925,003	521,833	6,291,100
Institutional Shares
Shares sold	11,692,811	144,698,432	37,434,632	461,794,981
Reinvestment of distributions	331,865	4,112,602	2,863,569	34,552,548
Shares redeemed	(17,542,984)	(216,814,492)	(22,227,361)	(273,644,934)
	(5,518,308)	(68,003,458)	18,070,840	222,702,595
Service Shares
Shares sold	165,218	2,025,960	176,874	2,116,062
Reinvestment of distributions	1,191	14,705	1,567	18,859
Shares redeemed	(16,186)	(199,600)	(19,066)	(233,220)
	150,223	1,841,065	159,375	1,901,701
Class IR Shares
Shares sold	3,142,554	38,879,397	2,174,979	26,444,885
Reinvestment of distributions	24,664	305,907	65,265	786,398
Shares redeemed	(796,716)	(9,926,205)	(461,738)	(5,685,730)
	2,370,502	29,259,099	1,778,506	21,545,553
Class R6 Shares(a)
Shares sold	103,664	1,290,500	45,878	553,984
Reinvestment of distributions	554	6,893	114	1,379
Shares redeemed	(23,841)	(298,017)	(3,413)	(41,274)
	80,377	999,376	42,579	514,089
NET INCREASE	3,245,046	$40,196,921	24,623,539	$301,971,452

(a)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,634,991	$72,252,473	36,868,744	$363,552,779
Reinvestment of distributions	1,328,607	12,592,015	7,904,030	77,435,551
Shares redeemed	(51,548,105)	(488,365,532)	(160,983,204)	(1,582,299,263)
	(42,584,507)	(403,521,044)	(116,210,430)	(1,141,310,933)
Class C Shares
Shares sold	1,015,843	9,629,830	7,231,309	71,646,822
Reinvestment of distributions	406,421	3,853,674	2,432,712	23,792,801
Shares redeemed	(18,029,720)	(170,902,256)	(43,166,049)	(425,167,852)
	(16,607,456)	(157,418,752)	(33,502,028)	(329,728,229)
Institutional Shares
Shares sold	75,599,992	716,464,822	314,004,126	3,101,913,662
Reinvestment of distributions	10,751,708	101,905,352	55,944,745	547,783,055
Shares redeemed	(494,181,159)	(4,687,299,257)	(1,030,340,783)	(10,109,131,076)
	(407,829,459)	(3,868,929,083)	(660,391,912)	(6,459,434,359)
Class IR Shares
Shares sold	5,659,987	53,615,071	11,204,074	110,163,385
Reinvestment of distributions	362,516	3,434,424	2,138,511	20,963,327
Shares redeemed	(17,812,927)	(168,672,274)	(45,981,957)	(453,121,610)
	(11,790,424)	(111,622,779)	(32,639,372)	(321,994,898)
Class R Shares
Shares sold	137,426	1,297,819	570,892	5,621,320
Reinvestment of distributions	6,162	58,376	27,401	267,225
Shares redeemed	(185,695)	(1,765,530)	(535,313)	(5,192,301)
	(42,107)	(409,335)	62,980	696,244
Class R6 Shares(a)
Shares sold	323,196	3,071,631	2,484,802	24,539,088
Reinvestment of distributions	25,850	245,074	53,301	510,014
Shares redeemed	(404,362)	(3,824,515)	(443,633)	(4,212,535)
	(55,316)	(507,810)	2,094,470	20,836,567
NET DECREASE	(478,909,269)	$(4,542,408,803)	(840,586,292)	$(8,230,935,608)

(a)	Commenced operations on July 31, 2015.

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Fund Expenses — Six Month Period Ended September 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 15, 2016, which represents a period of 183 days of a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*
Class A
Actual	$1,000.00	$1,029.50		$3.97	$1,000.00	$1,028.90		$3.97	$1,000.00	$1,028.30		$5.29	$1,000.00	$1,027.30		$4.68
Hypothetical 5% return	1,000.00	1,021.16	+	3.95	1,000.00	1,021.16	+	3.95	1,000.00	1,019.85	+	5.27	1,000.00	1,020.46	+	4.66
Class C
Actual	1,000.00	1,026.70		7.72	1,000.00	1,024.00		7.76	1,000.00	1,024.70		8.93	1,000.00	1,023.40		8.52
Hypothetical 5% return	1,000.00	1,017.45	+	7.69	1,000.00	1,017.40	+	7.74	1,000.00	1,016.24	+	8.90	1,000.00	1,016.64	+	8.49
Institutional
Actual	1,000.00	1,031.20		2.24	1,000.00	1,030.50		2.24	1,000.00	1,030.00		3.56	1,000.00	1,029.00		2.95
Hypothetical 5% return	1,000.00	1,022.86	+	2.23	1,000.00	1,022.86	+	2.23	1,000.00	1,021.56	+	3.55	1,000.00	1,022.16	+	2.94
Service
Actual	1,000.00	1,028.70		4.78	1,000.00	1,028.00		4.78	1,000.00	1,027.60		6.05	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,020.36	+	4.76	1,000.00	1,020.36	+	4.76	1,000.00	1,019.10	+	6.02	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,030.80		2.70	1,000.00	1,030.10		2.70	1,000.00	1,029.60		4.02	1,000.00	1,028.60		3.46
Hypothetical 5% return	1,000.00	1,022.41	+	2.69	1,000.00	1,022.41	+	2.69	1,000.00	1,021.11	+	4.00	1,000.00	1,021.66	+	3.45
Class R
Actual	1,000.00	1,028.20		5.24	1,000.00	1,026.60		5.23	N/A	N/A		N/A	1,000.00	1,026.00		5.94
Hypothetical 5% return	1,000.00	1,019.90	+	5.22	1,000.00	1,019.90	+	5.22	N/A	N/A		N/A	1,000.00	1,019.20	+	5.92
Class R6
Actual	1,000.00	1,031.30		2.19	1,000.00	1,030.60		2.16	1,000.00	1,030.10		3.46	1,000.00	1,029.10		2.85
Hypothetical 5% return	1,000.00	1,022.91	+	2.18	1,000.00	1,022.95	+	2.15	1,000.00	1,021.66	+	3.45	1,000.00	1,022.26	+	2.84

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Bond	0.78%	1.52%	0.44%	0.94%	0.53%	1.03%	0.43%
Core Fixed Income	0.78	1.53	0.44	0.94	0.53	1.03	0.42
Global Income	1.04	1.76	0.70	1.19	0.79	N/A	0.68
Strategic Income	0.92	1.68	0.58	N/A	0.68	1.17	0.56

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and Goldman Sachs Strategic Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Bond, Core Fixed Income, and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income Fund with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (with the exception of the Global Income Fund); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers and their affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Advisers addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. They also noted the Investment Advisers’ commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Advisers and their affiliates to combat cyber security risks. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers and their affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Advisers using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

145

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance (with the exception of the Global Income Fund) to that of composites of accounts with comparable investment strategies managed by GSAM.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Bond Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees noted that the Core Fixed Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2016. They noted that the Global Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2016. The Trustees observed that the Strategic Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period; had outperformed the Fund’s LIBOR-based benchmark index by 2.17% for the five-year period and underperformed by 2.49% and 0.37%, respectively, for the one- and three-year periods; and had outperformed the average performance of a group of competitor funds, as determined by GSAM, for the three- and five-year periods and underperformed for the one-year period ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Advisers’ undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Advisers manage other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Advisers’ expense

146

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
First $1 billion	0.45%	0.40%	0.65%	0.60%
Next $1 billion	0.41	0.36	0.59	0.54
Next $3 billion	0.39	0.34	0.56	0.51
Next $3 billion	0.38	0.33	0.55	0.50
Over $8 billion	0.37	0.32	0.54	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and GSAM’s undertakings to waive a portion of its management fee with respect to the Bond Fund and the Investment Advisers’ undertakings to limit certain expenses of each Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Strategic Income Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2017.

148

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2016 Goldman, Sachs & Co. All rights reserved. 71388-TMPL-11/2016 MSFISAR-16 / 105K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2016

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	DYNAMIC MUNICIPAL INCOME

■	HIGH YIELD MUNICIPAL

■	SHORT DURATION TAX-FREE

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	19

Financial Statements	84

Financial Highlights	88

Notes to the Financial Statements	94

Other Information	110

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization such as high yield securities

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market generated positive returns during the six months ended September 30, 2016 (the “Reporting Period”), supported by a flattening yield curve and favorable supply and demand dynamics overall. (Yield curve indicates a spectrum of maturities. A flattening yield curve means the differential in yields between longer-term and shorter-term maturities narrowed.)

When the Reporting Period began in the second quarter of 2016, municipal bond prices rose and the yield curve flattened. However, during the third calendar quarter, investors’ concerns about the Federal Reserve’s (the “Fed”) interest rate policy and weakening market technicals, or supply and demand factors, drove up municipal bond yields, pushing down prices.

For the Reporting Period overall, shorter-term municipal yields (as represented by two-year maturities) rose, while longer-term municipal yields fell. As a result, the municipal yield curve flattened. The yield on a two-year AAA-rated municipal security increased 15 basis points to 0.82%; the yield on a 10-year AAA-rated municipal security fell 19 basis points to 1.51%; and the yield on a 30-year AAA-rated municipal security decreased 38 basis points to 2.31%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose four basis points to 0.76%; the yield on a 10-year U.S. Treasury fell 17 basis points to 1.59%; and the yield on a 30-year U.S. Treasury security decreased 30 basis points to 2.32%. (Source: GSAM, MMD and Bloomberg.)

The municipal bond market was supported by strong demand despite heavy issuance throughout Reporting Period. Primary market issuance was robust, with approximately $224 billion of new supply for the Reporting Period overall. However, municipal bond mutual funds saw average investment inflows of $1.4 billion per week and the Reporting Period ended with 26 consecutive weeks of inflows. (Source: Lipper.)

For most states, the fiscal 2017 budget season ended on July 1, 2016 with little fanfare. State and local revenues continued to expand during fiscal 2016, though slowly, reflecting weak U.S. Gross Domestic Product (“GDP”) and inflation rates. Those states and localities with greater dependence upon fossil fuel extraction and exploration had more challenging fiscal 2016 performance and consequently have more challenging fiscal 2017 budgets. That said, the firming of oil prices during the Reporting Period provided some stability to these affected states and localities. In addition, Illinois’ and Pennsylvania’s budget processes reflected a continuation of the political gridlock from the 2016 fiscal year, although some signs of easing were evident in both states. In terms of Puerto Rico, the passage by the U.S. Congress of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) on June 30, 2016 effectively stayed any potential litigation that could result from the commonwealth’s missed July 2016 debt payments. Given that the default had largely been anticipated by the municipal bond market because of earlier statements by Puerto Rico’s governor, the commonwealth’s general obligation bond prices were largely unchanged afterwards. On August 31, 2016, the White House announced the appointment of the seven members of the Financial Oversight and Management Board (“FOMB”) for Puerto Rico. In general, the appointments were viewed favorably by many of the parties who had an interest in solving the fiscal crisis in Puerto Rico. The appointed members appeared to have significant experience, which, in our view, should allow them to address the commonwealth’s issues, including expertise in budget management, pension reform, bankruptcy and first-hand knowledge of Puerto Rico’s financial and debt history. The passage of PROMESA and the appointments to the FOMB led to a rally in Puerto Rico credits during the Reporting Period.

2

MARKET REVIEW

High Yield Municipals

During the Reporting Period, the high yield municipal bond market outperformed the investment grade municipal bond market. The main drivers of outperformance among high yield municipal bonds were Puerto Rico credits and the tobacco sector. Both segments rose by more than 10%, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, during the Reporting Period. As mentioned previously, the passage of PROMESA and the appointments to the FOMB led to a Puerto Rico credit rally, helping the commonwealth’s municipal bonds outpace the Bloomberg Barclays High Yield Municipal Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals were weakening, with demand slowing and issuance increasing in advance of the U.S. presidential election in November 2016. That said, we believe the tax environment should continue to be supportive for municipal bonds, even if interest rates remain low. Although the size and timing of potential Fed action will likely be dependent on economic data, we continue to expect one interest rate increase before the end of 2016. Higher rates, in our view, could make the tax-exempt benefits of municipal bonds even more attractive and could boost the relative performance of the asset class. Meanwhile, we anticipate an increase in infrastructure investment by states and municipalities, and we expect their governments to take advantage of persistently low interest rates to issue debt. We also expect to see more headlines around pension cost escalation, as this remains a serious challenge for some states and localities.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Funds invested in the most tax-efficient manner.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 3.74%, 3.42%, 3.98%, 3.65% and 3.87%, respectively. These returns compare to the 1.33% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited overall from its sector positioning and bottom-up issue selection. The Fund’s exposure to longer maturity securities also added to relative performance, as the municipal yield curved flattened, meaning the differential between longer-term and shorter- term yields narrowed. In addition, the Fund’s duration and yield curve positioning enhanced results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	As headlines about Puerto Rico became more constructive, the Fund was aided by its overweight position in Puerto Rico municipal bonds. The Fund’s overweights in the tobacco and hospital sectors also proved advantageous. Conversely, the Fund’s underweight in New York credits was a modest detractor, as the state’s municipal bonds outperformed the Index during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s long duration positioning versus that of the Index bolstered relative performance, as longer maturity municipal yields fell during the Reporting Period. The Fund also benefited from its yield curve positioning relative to the Index, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve flattened.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. Although the municipal yield curve flattened during the Reporting Period overall, yields on shorter-term maturity municipal bonds remained lower than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to manage against potential changes in interest rates, the Fund employed interest rate swap contracts and U.S. Treasury futures during the Reporting Period overall. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

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PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to special assessment and general obligation bonds. We decreased its allocations to hospital credits and tobacco bonds. In addition, we reduced the Fund’s exposure to higher quality A-rated issues. We increased the Fund’s exposure to lower quality BBB-rated issues and other lower credit quality rated municipal bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a longer duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. Relative to the Index, the Fund was overweight in Puerto Rico, California and Texas municipal bonds and underweight in New York municipal bonds.

5

FUND BASICS

Dynamic Municipal Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	3.74%	1.33%	2.09%	1.92%	3.69%
Class C	3.42	1.33	1.42	1.24	2.51
Institutional	3.98	1.33	2.51	2.32	4.43
Service	3.65	1.33	2.01	1.83	3.55
Class IR	3.87	1.33	2.42	2.23	4.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2015 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.84%	4.00%	3.78%	4.70%	7/20/93
Class C	5.06	4.03	3.40	3.86	8/15/97
Institutional	7.25	5.15	4.53	5.01	8/15/97
Service	6.63	4.63	4.00	4.77	8/15/97
Class IR	7.08	5.05	N/A	5.06	7/30/10

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.99%
Class C	1.53	1.75
Institutional	0.44	0.65
Service	0.94	1.16
Class IR	0.53	0.74

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 6.16%, 5.76%, 6.31% and 6.17%, respectively. These returns compare to the 4.78% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is composed 60% of the Bloomberg Barclays High Yield Municipal Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of 6.45% and 2.30%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s holdings of longer maturity securities added to relative performance, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields narrowed. (Yield curve is a spectrum of maturities.) Individual issue selection within the tobacco sector also contributed positively. In addition, our tactical management of the Fund’s duration positioning enhanced results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Conversely, the Fund’s underweight compared to the High Yield Municipal Composite in Puerto Rico municipal bonds detracted from performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s overweight position relative to the High Yield Municipal Composite in the hospital sector boosted relative returns during the Reporting Period. An underweight position in tobacco municipal bonds detracted from performance, as the sector posted strong returns. However, as mentioned previously, individual issue selection within the tobacco sector added to the Fund’s relative returns.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the tactical management of the Fund’s duration positioning versus that of the High Yield Municipal Composite added to relative performance. The Fund benefited from a long duration position when municipal yields fell during the second quarter of 2016. Subsequently, our decision to shorten the Fund’s duration position aided performance as municipal yields rose during the third quarter of 2016. The Fund’s yield curve positioning did not have a meaningful impact on performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank,

9

PORTFOLIO RESULTS

corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. Although the municipal yield curve flattened during the Reporting Period overall, yields on shorter-term maturity municipal bonds remained lower than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to the tobacco sector, increasing its underweight position versus the High Yield Municipal Composite. We increased the Fund’s allocation to the municipal debt of Illinois and decreased its exposure to the municipal debt of Florida.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite in the hospital sector and underweight in the tobacco sector. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit quality AAA-rated and AA-rated issues and overweight lower credit quality BBB-rated and CCC-rated issues.

10

FUND BASICS

High Yield Municipal Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Barclays Municipal High Yield Bond Index[3]	Bloomberg Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	6.16%	4.78%	6.45%	2.30%	2.33%	2.27%	4.12%
Class C	5.76	4.78	6.45	2.30	1.70	1.64	3.00
Institutional	6.31	4.78	6.45	2.30	2.73	2.72	4.82
Class IR	6.17	4.78	6.45	2.30	2.69	2.63	4.75

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

[3]	The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2015 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.16%	6.14%	2.87%	4.73%	4/3/00
Class C	9.29	6.33	2.58	4.25	4/3/00
Institutional	11.46	7.43	3.67	5.39	4/3/00
Class IR	11.30	7.39	N/A	7.27	7/30/10

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.93%
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.95%, 0.75%, 1.21%, 0.96% and 1.08%, respectively. These returns compare to the 0.33% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy contributed positively to relative results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.) In addition, the Fund’s performance was aided by its holdings of longer-term securities, as the municipal yield curve flattened during the Reporting Period, meaning the differential between longer-term and shorter-term yields narrowed. In addition, sector positioning and bottom-up issue selection overall enhanced the Fund’s relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, our selection of general obligation bonds added to the Fund’s relative performance. The Fund’s lower credit quality bias also supported positive returns, as municipal credit spreads (yield differentials versus taxable bonds of comparable maturity) tightened during the Reporting Period. In addition, the Fund’s investments in Puerto Rico municipal bonds bolstered results, as Puerto Rico credits rallied amidst positive headline news. Conversely, the Fund’s overweight in Florida credits detracted from relative returns, as Florida municipal bonds underperformed the Index during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s longer duration position relative to that of the Index contributed positively. Most of the outperformance occurred during the second quarter of 2016 when municipal securities rallied. These results were offset somewhat by the decline in municipal prices during the third calendar quarter.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We reduced the Fund’s exposure to appropriation credits during the Reporting Period. We increased its exposures to general obligation and water and sewer bonds. In addition, we increased the Fund’s allocation to the municipal debt of Massachusetts and decreased its exposure to the municipal debt of California.

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PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a slightly long duration position compared to that of the Index but in line with the Fund’s historical range. It was overweight relative to the Index in higher credit quality AAA-rated issues, BBB-rated issues and lower credit quality rated municipal bonds. In addition, the Fund was underweight California and Florida municipal bonds at the end of the Reporting Period.

15

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal 1–3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	0.95%	0.33%	0.84%	0.82%	1.48%
Class C	0.75	0.33	0.46	0.09	0.81
Institutional	1.21	0.33	1.15	1.13	2.03
Service	0.96	0.33	0.65	0.63	1.15
Class IR	1.08	0.33	1.10	1.08	1.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2015 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.19%	0.79%	2.01%	2.65%	5/1/97
Class C	0.66	0.67	1.61	2.00	8/15/97
Institutional	2.05	1.42	2.51	3.29	10/1/92
Service	1.54	0.94	2.01	2.76	9/20/94
Class IR	1.97	1.33	N/A	1.47	7/30/10

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.76%
Class C	1.09	1.51
Institutional	0.39	0.42
Service	0.89	0.92
Class IR	0.44	0.51

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

18

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.8%
Alabama – 2.7%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
$2,500,000	5.750%	10/01/30	$2,919,400
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
1,780,000	5.750	12/01/36	1,784,646
Black Belt Energy Gas District RB Series 2016 A (NR/Aa3)(a)
5,000,000	4.000	06/01/21	5,551,650
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	576,679
100,000	5.000	11/15/21	100,327
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
150,000	5.000	10/01/24	180,372
150,000	5.000	10/01/25	182,311
725,000	5.000	10/01/30	855,776
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	406,763
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,128,080
3,000,000	6.000	10/01/42	3,636,060
6,000,000	6.500	10/01/53	7,531,140

			24,853,204

Alaska – 0.0%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
275,000	5.000	06/01/46	269,154

Arizona – 1.8%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
7,670,000	1.243	01/01/37	7,093,523
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)
3,000,000	5.000	07/01/19	3,330,270
City of Chandler, Arizona Excise Tax Revenue RB Series 2015 (AAA/Aa1)
2,000,000	3.000	07/01/34	2,052,660
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,496,252
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(a)
1,410,000	1.600	03/01/18	1,418,615

			16,391,320

State-Specific Municipal Debt Obligations – (continued)
Arkansas – 0.9%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/A3)
$770,000	3.000%	02/01/18	$788,942
1,845,000	3.000	02/01/19	1,915,645
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
415,000	5.500	07/01/23	438,804
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000	4.000	04/01/21	1,123,870
Pulaski County Little Rock School District GO Bonds Refunding (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/23	3,606,136

			7,873,397

California – 16.5%
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (AGM) (AA/A2)
2,000,000	3.000	10/01/34	1,991,720
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (AA-/NR)
1,500,000	5.000	08/01/19	1,670,535
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(c)
1,000,000	0.000	08/01/37	512,100
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/24	1,005,121
745,000	4.000	09/01/25	854,366
535,000	4.000	09/01/26	607,942
590,000	4.000	09/01/27	666,771
575,000	4.000	09/01/28	644,696
465,000	4.000	09/01/29	518,828
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(d)
5,000,000	5.000	11/01/19	5,611,650
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(d)
1,000,000	6.500	10/01/18	1,111,190
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/35	455,988
California State GO Bonds Series 2004 B2 (AA+/Aa1)(a)
1,650,000	0.780	10/01/16	1,650,000
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/25	5,641,550
5,000,000	6.500	04/01/33	5,698,250
2,750,000	6.000	04/01/38	3,094,410
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/33	1,461,025
1,500,000	5.500	03/01/40	1,712,415

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Various Purpose GO Refunding Bonds for Kindergarten RMKT 10/09/12 Series 2004 B3 (AA+/Aa1)(a)
$1,500,000	0.750%	10/01/16	$1,500,000
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/30	402,377
375,000	5.000	09/01/37	431,955
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)(d)
1,435,000	5.750	08/15/18	1,566,503
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,381,980
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(e)
1,725,000	5.000	12/01/31	2,032,878
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,051
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(c)
3,500,000	0.000	06/01/34	2,026,185
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
250,000	3.000	08/01/33	254,693
260,000	3.000	08/01/34	263,762
275,000	3.125	08/01/35	281,908
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(a)
675,000	5.500	01/15/23	804,904
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	580,130
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(c)
18,000,000	0.000	06/01/47	1,934,460
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(c)
19,500,000	0.000	06/01/47	1,111,500
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
3,000,000	5.750	06/01/47	3,043,980
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
3,915,000	5.300	06/01/37	4,026,303
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(d)
5,000,000	5.250	08/01/20	5,742,100

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Department of Water & Power System RB RMKT 02/01/16 Subseries 2002 A-7 (AA-/Aa2)(a)
$700,000	0.810%	10/01/16	$700,000
Los Angeles Department of Water & Power System RB Subseries 2002 A-3 (AA-/Aa2)(a)
2,000,000	0.810	10/01/16	2,000,000
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(c)
2,000,000	0.000	08/01/37	1,020,020
4,500,000	0.000	08/01/38	2,207,745
4,500,000	0.000	08/01/39	2,122,515
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(c)
1,205,000	0.000	08/01/26	929,537
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/39	2,554,895
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125	11/01/29	4,617,410
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(f)
5,000,000	0.000	08/01/35	4,698,450
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,148,606
Palm Springs Unified School District GO Bonds Election 2008 Series 2016 D (A+/Aa3)
6,910,000	3.000	08/01/30	7,172,442
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,751,100
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(c)
2,150,000	0.000	08/01/31	1,368,733
4,150,000	0.000	08/01/32	2,534,903
3,500,000	0.000	08/01/33	2,051,805
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(f)
6,450,000	0.000	08/01/38	7,859,132
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,648,040
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000	09/01/23	671,048
320,000	4.000	09/01/24	366,832
400,000	4.000	09/01/25	460,728
490,000	4.000	09/01/26	567,165
305,000	4.000	09/01/27	350,110
500,000	4.000	09/01/28	570,150
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
5,080,000	5.000	09/01/27	5,580,329
485,000	5.250	09/01/34	533,165

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(b)
$5,000,000	1.094%	12/01/35	$4,689,450
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(d)
830,000	5.000	05/01/18	884,083
San Diego County Water Authority COPS Series 2008 A (AGM) (AAA/Aa2)(d)
4,170,000	5.000	05/01/18	4,441,717
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(c)
5,000,000	0.000	07/01/39	2,375,450
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,419,480
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(c)
1,605,000	0.000	01/15/26	1,260,647
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
1,000,000	5.000	01/15/29	1,193,280
Stockton Unified School District GO Bonds Refunding Series 2016 (A+/A2)
2,735,000	5.000	08/01/25	3,479,166
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/38	1,650,841
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(b)
5,000,000	1.287	05/15/43	4,377,500
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	725,914
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(c)
1,175,000	0.000	08/01/25	947,015

			151,238,629

Colorado – 1.7%
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Project Series 2016 (NR/NR)(g)
200,000	4.000	01/01/18	206,022
200,000	4.000	01/01/19	209,776
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
50,000	2.000	12/01/16	50,089
625,000	4.000	12/01/19	675,988
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	6,007,600

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(b)
$5,000,000	1.664%	12/01/33	$4,672,650
E-470 Public Highway Authority RB Series 2010 A (BBB+/A3)(c)
6,000,000	0.000	09/01/40	2,789,280
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000	4.375	12/01/31	501,165
500,000	5.000	12/01/46	513,100

			15,625,670

Connecticut – 0.3%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(e)
2,340,000	7.000	02/01/45	2,438,888

Delaware – 0.9%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/26	6,422,850
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/33	2,212,064

			8,634,914

District of Columbia – 1.4%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
980,000	6.500	05/15/33	1,223,324
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa1)(d)
5,000,000	6.000	10/01/18	5,501,550
District of Columbia Water & Sewer Authority RB Refunding Public Utility Subordinate Lien Series 2016 A (AA+/Aa2)
5,000,000	5.000	10/01/36	6,097,300

			12,822,174

Florida – 9.0%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
360,000	2.500	05/01/24	357,293
370,000	3.000	05/01/25	376,734
380,000	3.000	05/01/26	376,557
395,000	3.125	05/01/27	390,256
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
425,000	4.250	05/01/27	424,630
410,000	4.750	05/01/36	409,467
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
670,000	5.000	05/01/19	698,214
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
175,000	2.250	05/01/22	175,089
175,000	2.500	05/01/23	175,632
180,000	2.500	05/01/24	179,505
185,000	3.000	05/01/25	187,942
195,000	3.000	05/01/26	195,967

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
$100,000	4.500%	11/01/25	$101,574
185,000	5.000	11/01/36	189,891
320,000	5.000	11/01/48	326,096
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
500,000	4.250	05/01/29	523,025
500,000	4.500	05/01/35	520,585
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
160,000	2.500	11/01/22	159,819
160,000	2.750	11/01/23	160,511
170,000	3.000	11/01/25	171,210
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/23	234,998
245,000	2.500	05/01/24	244,160
250,000	3.000	05/01/25	253,785
255,000	3.000	05/01/26	253,944
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(e)
1,250,000	5.500	10/01/36	1,285,687
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
3,650,000	5.500	06/01/17	3,761,398
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,000,000	4.000	10/01/34	1,098,950
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
815,000	5.375	05/01/36	817,812
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
880,000	2.375	05/01/23	874,421
900,000	2.500	05/01/24	889,560
930,000	2.750	05/01/25	922,263
920,000	3.000	05/01/26	912,419
985,000	3.200	05/01/27	976,253
1,015,000	3.250	05/01/28	1,002,434
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
195,000	2.875	05/01/21	198,307
200,000	3.000	05/01/22	204,120
205,000	3.250	05/01/23	209,385
215,000	3.375	05/01/24	220,715
220,000	3.500	05/01/25	226,408
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)
125,000	4.750	10/01/36	127,459

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(d)
$1,000,000	6.250%	10/01/19	$1,155,820
Florida State Turnpike Authority RB Refunding for Department of Transportation Series 2016 A (AA/Aa2)
2,500,000	3.000	07/01/33	2,534,575
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,000,000	4.250	05/01/26	1,013,010
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/36	973,489
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,000,000	5.000	10/01/21	2,341,560
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
455,000	3.375	05/01/21	454,477
550,000	3.875	05/01/26	545,858
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,788,859
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	611,138
605,000	3.500	05/01/24	636,666
630,000	3.625	05/01/25	666,401
650,000	3.750	05/01/26	687,102
1,000,000	4.200	05/01/31	1,063,630
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,585,000	5.750	05/01/35	1,587,235
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)(g)
1,225,000	4.250	05/01/31	1,309,206
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
2,060,000	4.250	05/01/25	2,126,311
1,735,000	4.875	05/01/35	1,824,908
985,000	4.875	05/01/45	1,027,069
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
300,000	4.000	05/01/21	312,021
235,000	4.250	05/01/26	248,198
690,000	5.000	05/01/36	737,044
1,360,000	5.125	05/01/46	1,434,419
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	770,250

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
$750,000	4.450%	05/01/30	$802,170
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A1)
1,200,000	6.000	02/01/30	1,422,936
1,500,000	6.000	02/01/31	1,777,980
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A1)(e)
5,000,000	5.000	03/01/30	5,890,950
Miami-Dade County Florida Aviation RB Refunding RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	575,000
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
810,000	3.500	05/01/20	810,964
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,422,813
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
520,000	2.500	05/01/22	524,862
530,000	2.750	05/01/23	535,411
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,403,669
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(d)
365,000	7.125	11/01/16	366,694
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
875,000	4.250	11/01/25	884,257
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
350,000	2.500	11/01/23	350,899
355,000	2.750	11/01/24	361,188
370,000	3.000	11/01/25	377,078
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(d)
2,000,000	6.500	11/15/19	2,336,100
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/23	265,636
275,000	2.500	05/01/24	273,493
280,000	3.000	05/01/25	284,239
290,000	3.000	05/01/26	289,757
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
595,000	4.500	05/01/18	613,320
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
325,000	3.625	05/01/21	327,073

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
$785,000	5.350%	05/01/35	$785,879
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB/NR)
205,000	3.000	05/01/27	201,888
215,000	3.125	05/01/28	214,893
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
435,000	3.625	11/01/20	439,124
530,000	4.375	11/01/25	546,562
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/31	1,071,180
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
370,000	2.125	05/01/22	367,588
380,000	2.250	05/01/23	374,726
390,000	2.500	05/01/24	385,215
400,000	2.625	05/01/25	392,296
410,000	3.000	05/01/26	403,944
420,000	3.125	05/01/27	410,537
435,000	3.250	05/01/28	426,343
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	4.750	11/01/25	765,698
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
490,000	4.250	05/01/30	509,066
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,575,000	5.250	05/01/37	1,604,862
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/31	2,273,066
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/36	138,054
250,000	5.000	05/01/47	255,525
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,470,000	4.500	05/01/36	1,543,044

			82,669,700

Georgia – 1.5%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/27	1,443,675
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/A3)(a)
3,500,000	1.650	06/18/21	3,514,210

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)
$4,075,000	5.250%	07/01/36	$4,518,279
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(b)
5,000,000	1.083	10/01/33	4,480,500

			13,956,664

Guam – 1.3%
Guam Government Limited Obligation RB Section 30 Series 2009 A (BBB+/NR)(d)
850,000	5.625	12/01/19	972,664
750,000	5.750	12/01/19	861,135
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
2,755,000	5.000	12/01/25	3,369,199
2,255,000	5.000	12/01/26	2,786,391
2,000,000	5.000	12/01/27	2,453,020
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	375,820
250,000	5.000	10/01/44	288,510
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
680,000	5.000	01/01/46	782,918

			11,889,657

Idaho – 0.3%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,112,590
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BB/Ba1)
2,000,000	2.750	10/01/24	1,995,720

			3,108,310

Illinois – 9.0%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(c)
1,895,000	0.000	12/01/26	1,272,511
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (AA-/A3)(c)
2,720,000	0.000	12/01/29	1,542,213
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(c)
510,000	0.000	01/01/31	238,160
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B+/NR)(a)
5,000,000	4.840	03/01/17	4,994,350
Chicago Illinois Board of Education GO Bonds Series 2015 C (B+/NR)
2,500,000	6.000	12/01/35	2,457,900

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B+/NR)
$8,760,000	7.000%	12/01/44	$9,331,152
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 B (B+/NR)
3,225,000	6.500	12/01/46	3,328,651
Chicago Illinois Capital Appreciation Refunding & Project Series C (BBB+/Ba1)(c)
750,000	0.000	01/01/32	329,055
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/37	316,635
2,720,000	5.500	01/01/40	2,863,208
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/33	1,574,415
630,000	5.000	01/01/34	653,965
450,000	5.000	01/01/36	464,864
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/40	647,258
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/34	154,302
Chicago Illinois GO Bonds Refunding Capital Appreciation Series 2007 C (NATL-RE) (AA-/A3)
5,000,000	5.000	01/01/30	5,177,500
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
675,000	5.000	01/01/40	681,493
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
1,200,000	5.000	01/01/38	1,243,944
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/39	1,390,422
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,000,000	5.500	01/01/29	2,378,880
Chicago Illinois Sales Tax Refunding Series 2002 (AA/NR)
1,000,000	5.000	01/01/25	1,172,060
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,250,202
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
600,000	5.000	11/01/29	716,304
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/26	1,821,630
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	373,013
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/27	4,795,606
Illinois State GO Bonds Series 2003 (NATL-RE) (AA-/A3)
975,000	5.000	06/01/19	976,882
Illinois State GO Bonds Series 2012 (BBB+/Baa2)
2,445,000	5.000	03/01/19	2,606,859

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2013 (BBB+/Baa2)
$5,500,000	5.250%	07/01/28	$6,188,985
5,120,000	5.500	07/01/38	5,713,408
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(f)
2,000,000	0.000	06/15/24	2,254,000
Metropolitan Pier & Exposition Authority Refunding Bonds for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
1,000,000	5.000	12/15/28	1,117,250
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,336,736
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,359,626
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(c)
6,000,000	0.000	12/01/25	4,593,060
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/30	4,217,560

			82,534,059

Indiana – 0.5%
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (ETM) (BBB/Baa2)(d)
640,000	5.100	01/15/17	647,360
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	722,878
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A2)(a)
3,000,000	5.000	11/01/22	3,525,300

			4,895,538

Iowa – 0.3%
Coralville Iowa COPS Series 2006 D (NR/Ba2)
1,325,000	5.250	06/01/22	1,328,776
Coralville Iowa COPS Series 2016 E (BBB/NR)
300,000	4.000	06/01/19	317,355
460,000	4.000	06/01/20	492,941
500,000	4.000	06/01/21	540,530

			2,679,602

Kentucky – 1.8%
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
3,175,000	4.000	10/01/34	3,484,658
4,600,000	4.000	10/01/36	5,011,056

State-Specific Municipal Debt Obligations – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(d)
$3,750,000	6.125%	02/01/18	$4,008,450
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/26	3,788,804

			16,292,968

Louisiana – 1.3%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(d)
1,230,000	5.250	08/01/19	1,377,292
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000	3.375	09/01/28	2,204,773
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/30	1,690,878
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,350,113
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,494,922
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/A3)
500,000	5.000	04/01/30	568,985

			11,686,963

Maine – 0.2%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/26	1,969,678

Maryland – 0.9%
City of Annapolis GO Bonds Refunding for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/27	2,096,634
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
155,000	5.600	07/01/20	155,443
555,000	5.700	07/01/29	556,094
Maryland State GO Bonds for State and Local Facilities Loan First Series 2016 (AAA/Aaa)
1,000,000	3.000	06/01/31	1,051,020
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
500,000	5.625	12/01/16	501,680
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,524,885

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Prince George’s County GO Bonds Refunding for Consolidated Public Improvement Bonds Series 2016 B (AAA/Aaa)
$2,375,000	4.000%	07/15/21	$2,701,800

			8,587,556

Massachusetts – 1.3%
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA+/Aa2)(c)
2,000,000	0.000	07/01/21	1,876,460
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,854,950
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
935,000	6.350	01/01/30	968,931
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)(d)
2,575,000	5.750	07/01/18	2,790,888
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(d)
315,000	5.750	07/01/18	341,410

			11,832,639

Michigan – 2.9%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,700,000	5.000	05/01/23	3,266,757
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(a)
3,000,000	1.100	08/15/19	2,996,610
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/23	1,095,060
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A-/Baa1)
1,000,000	5.000	07/01/34	1,147,580
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa2)
1,945,000	5.000	07/01/33	2,281,174
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	463,544
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)
650,000	5.000	07/01/36	747,877

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A-/Baa1)
$1,000,000	5.000%	07/01/44	$1,101,900
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	380,341
250,000	5.000	07/01/33	291,615
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(a)
1,115,000	1.450	09/01/21	1,112,369
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
570,000	6.000	06/01/48	572,890
Roseville Community School District GO Bonds Refunding (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/20	1,128,730
Warren Consolidated School District Unlimited Tax GO Bonds Refunding for School Building and Site Bonds Series 2016 (Q-SBLF) (AA-/NR)
1,145,000	5.000	05/01/25	1,411,304
1,215,000	5.000	05/01/26	1,509,552
3,705,000	5.000	05/01/27	4,545,739
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2015 B (Q-SBLF) (AA-/NR)
1,860,000	5.000	05/01/22	2,174,191

			26,227,233

Minnesota – 0.2%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(d)
1,500,000	6.750	11/15/18	1,681,395

Mississippi – 0.3%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)(d)
1,095,000	5.375	10/01/19	1,237,449
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/35	1,108,220

			2,345,669

Nevada – 0.3%
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
1,000,000	5.000	06/15/18	1,068,080
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(a)
1,800,000	3.000	06/01/22	1,931,598

			2,999,678

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – 4.9%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A3)
$15,000	6.000%	12/15/34	$16,492
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A3)(d)
985,000	6.000	12/15/18	1,091,390
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(d)
360,000	5.000	09/01/19	400,586
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A-/A3)
4,000,000	5.500	12/15/29	4,340,080
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
2,250,000	3.000	07/01/40	2,190,128
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)(d)
2,500,000	6.625	07/01/18	2,749,550
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
2,050,000	6.125	06/01/30	2,161,828
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
145,000	6.150	10/01/23	149,051
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A2)(b)
6,300,000	1.365	01/01/30	5,624,504
New Jersey State Turnpike Authority RB Series 2009 G (A+/A2)
1,900,000	5.000	01/01/18	1,994,772
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A-/A3)(c)
5,000,000	0.000	12/15/28	3,224,400
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(c)
4,675,000	0.000	12/15/27	3,163,292
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
1,000,000	5.000	06/15/42	1,097,490
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (A-/A3)
1,305,000	5.250	12/15/22	1,528,494
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (A-/A3)
2,475,000	5.000	06/15/20	2,732,499
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A3)
5,260,000	5.500	06/15/41	5,934,753
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/22	1,036,840

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B-/B3)
$5,385,000	5.000%	06/01/41	$5,178,054

			44,614,203

New Mexico – 0.4%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/40	2,846,725
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)(d)
1,000,000	5.250	06/01/18	1,071,830

			3,918,555

New York – 6.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
230,000	3.000	07/15/43	223,783
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (NR/Baa3)
1,075,000	5.000	07/15/42	1,281,733
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
200,000	5.875	04/01/42	215,416
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/25	398,717
335,000	5.000	07/01/26	408,298
425,000	5.000	07/01/27	514,237
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(d)
9,000,000	5.750	05/01/18	9,688,680
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (AA-/A1)(a)
3,250,000	5.000	02/15/20	3,651,017
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(a)
2,000,000	0.860	10/01/16	2,000,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(a)
1,500,000	0.860	10/01/16	1,500,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA2 (AA+/Aa1)(a)
1,500,000	0.860	10/01/16	1,500,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(a)
1,100,000	0.860	10/01/16	1,100,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series C (AAA/Aa1)(a)
1,500,000	0.860	10/01/16	1,500,000

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-4 (AAA/Aa1)(a)
$2,000,000	0.860%	10/01/16	$2,000,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	1,044,590
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(e)
2,825,000	5.000	11/15/44	3,250,954
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(b)
5,400,000	1.365	07/01/34	4,855,381
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/19	1,100,240
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/31	6,133,500
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
2,100,000	4.000	01/01/51	2,192,295
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000	5.000	07/01/41	793,429
700,000	5.000	07/01/46	791,728
1,750,000	5.250	01/01/50	2,004,450
TSASC, Inc. RB Series 2006 1 (BB-/NR)
5,000,000	5.000	06/01/26	5,006,800
Westchester County GO Bonds Refunding Series 2016 A (AAA/Aa1)
2,650,000	5.000	01/01/22	3,191,183
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
1,000,000	5.000	11/01/23	1,209,380
1,000,000	5.000	11/01/24	1,228,450

			58,784,261

North Carolina – 0.7%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,257,440
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)(d)
270,000	6.000	01/01/19	286,378
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
1,225,000	3.000	10/01/16	1,225,000
1,500,000	4.000	10/01/17	1,534,425
885,000	5.000	10/01/18	940,622

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
$620,000	4.000%	09/01/25	$649,202

			6,893,067

Ohio – 2.7%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
20,945,000	5.125	06/01/24	20,407,132
Ohio Water Development Authority PCRB Refunding for FirstEnergy Nuclear Generation Project Series 2009 A (BB+/Baa2)(a)
4,000,000	4.375	06/01/22	4,020,920

			24,428,052

Oklahoma – 0.2%
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(a)
1,500,000	5.000	06/01/25	1,750,785

Oregon – 0.9%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(d)
1,500,000	8.250	01/01/19	1,741,605
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/25	4,028,808
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,438,520

			8,208,933

Pennsylvania – 3.0%
Lackawanna County GO Bonds Series A (BAM) (AA/NR)
2,205,000	3.125	09/15/33	2,238,384
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)(d)
2,000,000	7.500	09/01/17	2,120,080
Montgomery County IDA RB for Whitemarsh Continuing Care Retirement Community Project Series 2015 (NR/NR)
650,000	3.000	01/01/17	650,507
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/23	2,703,750
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(a)
1,000,000	1.500	05/01/18	1,000,650
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Refunding for Republic Services, Inc. Project RMKT 10/03/16 Series 2010 A (AMT) (BBB+/NR)(a)
1,785,000	0.750	01/03/17	1,785,000

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(b)
$1,685,000	1.033%	07/01/27	$1,605,737
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AA-/Aa3)
4,000,000	5.000	09/15/19	4,445,800
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/25	5,030,520
Pennsylvania Turnpike Commission RB Refunding Subordinate Second Series 2016 B (A-/A3)
2,000,000	5.000	06/01/39	2,320,360
Pennsylvania Turnpike Commission RB Series 2013 C (A/A1)
1,720,000	5.500	12/01/29	2,127,210
Scranton City GO Notes Refunding Series 2016 (BB/NR)
375,000	5.000	11/15/26	410,449
500,000	5.000	11/15/32	540,345
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB/NR)
300,000	5.000	11/15/21	320,592
450,000	5.000	11/15/28	481,698

			27,781,082

Puerto Rico – 4.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Caa3)
3,635,000	6.125	07/01/24	2,898,912
2,000,000	6.000	07/01/38	1,540,000
2,500,000	6.000	07/01/44	1,918,750
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
1,060,000	5.750	07/01/37	810,900
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)(h)
3,000,000	6.500	07/01/37	1,920,000
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)(h)
3,955,000	5.000	07/01/41	2,392,775
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	2,109,540
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(h)
5,175,000	8.000	07/01/35	3,383,156
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
1,600,000	5.250	07/01/33	1,749,808
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(b)
2,700,000	0.953	07/01/29	1,971,000
Puerto Rico Electric Power Authority RB Series 2013 A (D/Caa3)
3,000,000	6.750	07/01/36	2,035,500
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)
590,915	10.000	01/01/21	605,428

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)
$590,915	10.000%	07/01/21	$605,428
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)
196,972	10.000	01/01/22	201,809
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)
196,972	10.000	07/01/22	201,810
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Caa3)(a)
3,175,000	5.500	07/01/17	3,213,767
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)
13,000,000	6.750	08/01/32	7,280,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(c)
7,000,000	0.000	08/01/35	829,220
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (CC/Ca)(c)
6,500,000	0.000	08/01/34	773,565
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (CC/Ca)(c)
1,400,000	0.000	08/01/37	148,876
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
5,805,000	5.000	08/01/24	3,040,369
3,950,000	6.500	08/01/44	2,172,500

			41,803,113

South Carolina – 0.7%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/25	1,632,042
1,570,000	4.000	05/01/26	1,814,873
Clemson University Higher Education RB Series 2015 B (AA/Aa2)
3,000,000	3.125	05/01/36	3,051,000

			6,497,915

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	536,160
300,000	5.250	07/01/38	318,216

			854,376

Tennessee – 0.5%
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,752,056
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,005,850

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
$400,000	5.000%	07/01/40	$475,292
700,000	5.000	07/01/46	825,216

			5,058,414

Texas – 11.6%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
250,000	5.000	01/01/40	292,935
435,000	5.000	01/01/46	507,784
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/27	248,477
575,000	4.800	09/01/37	568,244
650,000	5.250	09/01/46	641,277
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/25	1,610,369
Dallas Area Rapid Transit Sales Tax RB Refunding Senior Lien Series 2014 A (AA+/Aa2)
5,000,000	5.000	12/01/26	6,273,100
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A-/A3)
2,675,000	5.375	02/15/29	2,720,395
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,978,800
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/20	2,745,175
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,750,200
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(b)
3,825,000	1.044	07/01/32	3,600,123
Houston Utilities System RB Refunding First Lien Series 2016 B (AA/Aa2)
3,750,000	5.000	11/15/36	4,616,850
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
700,000	5.000	12/01/17	723,443
1,550,000	5.000	12/01/18	1,641,512
1,545,000	5.000	12/01/19	1,671,227

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 (AGM) (AA/NR)
$455,000	3.000%	09/01/23	$480,289
280,000	3.000	09/01/24	295,128
505,000	3.000	09/01/25	530,816
530,000	4.000	09/01/26	601,354
560,000	4.000	09/01/27	630,672
490,000	4.000	09/01/28	545,483
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(a)
1,500,000	1.050	08/15/18	1,499,985
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB+/Baa1)
1,300,000	6.300	11/01/29	1,448,681
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)
2,500,000	5.200	05/01/30	2,599,050
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
645,000	4.000	04/01/22	709,977
320,000	4.000	04/01/23	355,677
275,000	4.000	04/01/24	307,797
365,000	4.000	04/01/25	409,015
375,000	4.000	04/01/26	419,565
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/30	294,190
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(f)
1,000,000	0.000	09/01/43	1,089,350
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
205,000	6.250	01/01/39	226,931
North Texas Tollway Authority RB First Tier Series 2009 A (A/NR)
470,000	6.250	01/01/24	523,820
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(d)
2,925,000	6.250	01/01/19	3,263,393
North Texas Tollway Authority RB First Tier Series 2016 A (A/A1)
615,000	5.750	01/01/40	650,080
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,187,440
1,000,000	6.000	09/01/41	1,215,740
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/A1)(d)
1,890,000	5.750	01/01/18	2,003,381

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/NR)(d)
$2,495,000	5.750%	01/01/18	$2,643,078
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
1,500,000	5.000	01/01/22	1,780,170
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/43	7,950,120
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,323,760
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	2,944,687
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BB+/NR)
425,000	5.125	05/15/37	436,020
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)(g)
2,000,000	4.000	05/15/18	2,070,940
2,375,000	4.000	05/15/19	2,498,666
2,475,000	5.000	05/15/20	2,719,307
2,100,000	5.000	05/15/21	2,342,781
2,730,000	5.000	05/15/22	3,094,701
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
4,950,000	6.250	12/15/26	6,268,977
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
3,255,000	6.875	12/31/39	3,842,300
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/42	1,605,533

			106,398,765

U.S. Virgin Islands – 0.8%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (BBB+/NR)
1,450,000	5.000	10/01/39	1,424,422
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)
5,000,000	5.000	10/01/34	5,720,250

			7,144,672

Virginia – 1.7%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
2,500,000	2.125	04/01/20	2,558,075
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB/NR)
1,250,000	4.000	10/01/42	1,339,338

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Newport News Economic Development Authority Residential Care Facilities RB Refunding For Lifespire of Virginia Series 2016 (NR/NR)(g)
$450,000	2.000%	12/01/18	$450,274
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
3,500,000	5.000	06/01/47	3,419,255
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/23	2,823,803
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A+/Aa3)
2,750,000	5.000	07/01/30	3,277,065
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/42	873,488
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,126,180

			15,867,478

Washington – 1.0%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(e)(i)
700,000	14.236	01/01/23	1,010,457
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(e)(i)
730,000	14.242	01/01/24	1,052,755
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,999,150
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(d)
250,000	6.000	08/15/19	285,242
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(d)
250,000	6.000	08/15/19	285,242
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
135,000	6.400	06/01/17	139,932
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,108,150

			8,880,928

West Virginia – 0.4%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2011 A (AMT) (BBB+/Baa1)(a)
2,375,000	1.700	09/01/20	2,371,414

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
West Virginia – (continued)
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)(d)
$1,000,000	5.500%	06/01/19	$1,119,580

			3,490,994

Wisconsin – 1.0%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/30	1,080,630
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(e)
4,000,000	10.000	06/30/21	4,050,800
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/28	2,291,120
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	376,012
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	100,207
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
350,000	4.000	05/01/17	355,670
375,000	4.000	05/01/18	389,449
285,000	4.000	05/01/19	300,025
410,000	5.000	05/01/20	449,225

			9,393,138

TOTAL INVESTMENTS – 98.8%
(Cost $861,619,016)			$907,273,390

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			10,815,363

NET ASSETS – 100.0%			$918,088,753

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2016.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $21,013,369, which represents approximately 2.3% of net assets as of September 30, 2016.
(f)	Zero coupon bond until next reset date.
(g)	When-issued security.
(h)	Security is currently in default.
(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on September 30, 2016.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Ultra Long Treasury Bonds	(49)	December 2016	$(9,009,875)	$168,748
10 Year U.S. Ultra Treasury Notes	(33)	December 2016	(4,757,156)	2,089
TOTAL				$170,837

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	0.925%	$(32,095)	$36,767
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	0.925	(32,095)	36,766
TOTAL						$(64,190)	$73,533

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$16,200	12/21/46	3 Month LIBOR	2.250%	$(1,394,112)	$(403,025)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.2%
Alabama – 3.5%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
$755,000	5.375%	12/01/16	$757,998
4,425,000	5.500	12/01/21	4,440,266
5,775,000	5.625	12/01/26	5,793,653
16,695,000	5.750	12/01/36	16,738,574
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
850,000	5.000	10/01/24	1,022,108
850,000	5.000	10/01/25	1,033,098
4,125,000	5.000	10/01/30	4,869,068
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	4,796,363
6,000,000	0.000	10/01/42	4,987,740
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	7,878,130
19,850,000	7.000	10/01/51	25,613,844
71,520,000	6.500	10/01/53	89,771,189

			167,702,031

Alaska – 0.7%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
31,945,000	5.000	06/01/46	31,265,849

Arizona – 1.8%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB+/A3)
4,500,000	4.500	03/01/30	5,027,130
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
51,500,000	1.243	01/01/37	47,629,260
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,357,950
1,325,000	6.250	12/01/46	1,437,519
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	9,985,008
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/38	5,735,450
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB+/A3)
5,350,000	4.500	06/01/30	6,003,877
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB+/A3)
3,390,000	4.000	09/01/29	3,739,882
University Medical Center Corp. RB Series 2009 (NR/WR)(c)
500,000	6.250	07/01/19	570,880
1,360,000	6.500	07/01/19	1,561,960

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2011 (NR/WR)(c)
$3,500,000	6.000%	07/01/21	$4,257,155

			87,306,071

California – 15.5%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa3)(d)
1,600,000	0.000	08/01/26	1,268,224
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (BBB+/Baa2)
5,825,000	5.000	10/01/36	7,030,775
4,850,000	5.000	10/01/37	5,849,246
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (AA-/Aa3)
3,000,000	5.000	08/01/40	3,600,900
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(d)
4,995,000	0.000	08/01/37	2,557,940
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(d)
1,210,000	0.000	08/01/36	617,947
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
2,000,000	4.000	09/01/41	2,184,600
2,875,000	4.000	09/01/46	3,132,600
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(d)
1,055,000	0.000	08/01/25	839,991
California County Tobacco Securitization Agency RB Asset- Backed Bonds for Los Angeles County Securitization Corp. Series 2006 A (NR/B3)
15,885,000	5.450	06/01/28	16,318,819
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)
19,500,000	5.500	02/01/39	21,133,125
California Pollution Control Financing Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2015 B-2 (AMT) (A-/NR)(e)
7,475,000	3.125	11/03/25	7,927,163
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(f)
15,355,000	5.000	11/21/45	17,237,677
California State GO Bonds Series 2004 B2 (AA+/Aa1)(e)
8,500,000	0.780	10/01/16	8,500,000
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
2,000,000	5.000	09/01/30	2,332,620
2,125,000	5.000	09/01/37	2,447,745
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,114,660
11,850,000	5.500	11/01/38	12,527,464

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
$1,875,000	5.875%	11/01/43	$2,083,537
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/WR)(c)
5,340,000	6.625	08/01/19	6,183,453
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(f)
9,750,000	5.250	12/01/56	11,128,748
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(d)
35,000,000	0.000	06/01/46	4,601,800
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (AA-/A3)(d)
7,000,000	0.000	09/01/33	4,126,920
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	941,722
2,830,000	7.000	12/01/36	3,597,751
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/45	3,370,980
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	676,003
5,000,000	8.000	06/01/44	5,046,500
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	676,278
Coachella Valley Unified School District GO Bonds Capital Appreciation Series 2012 D (AGM) (AA/WR)(d)
2,500,000	0.000	08/01/43	925,350
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/20	175,555
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (AA-/A3)(d)
1,305,000	0.000	08/01/27	941,466
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A/A3)(d)
5,400,000	0.000	08/01/32	3,232,332
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(d)
4,180,000	0.000	04/01/29	2,885,370
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(d)
3,360,000	0.000	10/01/32	2,070,869

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(d)
$12,000,000	0.000%	01/15/35	$6,284,880
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	16,289,102
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(e)
4,425,000	5.500	01/15/23	5,276,591
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	203,136
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
125,785,000	0.000	06/01/47	13,518,114
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	17,499,000
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
55,010,000	5.000	06/01/45	65,463,550
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
28,355,000	5.750	06/01/47	28,770,684
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
27,780,000	5.300	06/01/37	28,569,785
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(d)
101,195,000	0.000	06/01/36	27,445,096
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(d)
71,235,000	0.000	06/01/47	8,982,734
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(d)
260,660,000	0.000	06/01/57	3,250,430
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,333,605
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	667,188
1,000,000	7.250	08/01/31	1,003,740
9,315,000	7.375	08/01/40	9,350,769

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
$49,925,000	0.000%	08/01/50	$14,837,710
Los Angeles Department of Water & Power System RB Subseries 2002 A-3 (AA-/Aa2)(e)
6,200,000	0.810	10/01/16	6,200,000
Los Angeles Unified School District GO Bonds for 2008 Election Series A (AAA/Aa2)
7,000,000	5.000	07/01/40	8,475,950
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,953,575
1,500,000	7.000	09/01/31	1,801,320
875,000	7.250	09/01/38	1,061,673
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	2,040,300
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/39	12,044,505
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/39	2,919,880
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/29	13,192,600
13,500,000	6.500	11/01/39	19,709,190
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
7,000,000	0.000	08/01/30	6,658,400
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(d)
860,000	0.000	08/01/25	697,383
1,105,000	0.000	08/01/26	864,883
5,550,000	0.000	08/01/30	3,732,930
7,830,000	0.000	08/01/32	4,873,001
7,000,000	0.000	08/01/34	4,017,440
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/45	3,552,450
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,000,000	6.750	11/01/39	17,607,040
Palomar Pomerado Health COPS Series 2010 (BBB-/Ba1)
6,500,000	6.000	11/01/41	6,946,030
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	13,098,552
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA-/Aa2)(d)
1,805,000	0.000	08/01/25	1,457,321

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
$500,000	4.000%	09/01/29	$566,845
500,000	4.000	09/01/30	564,500
650,000	4.000	09/01/31	730,217
900,000	3.000	09/01/32	883,197
820,000	3.000	09/01/33	801,853
750,000	3.000	09/01/34	729,660
1,000,000	4.000	09/01/37	1,099,520
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(d)
6,170,000	0.000	08/01/36	3,156,140
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
6,815,000	5.500	09/01/45	7,556,472
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/45	24,948,000
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(d)
2,220,000	0.000	10/01/33	1,251,991
2,220,000	0.000	10/01/35	1,144,432
1,840,000	0.000	10/01/37	871,921
5,100,000	0.000	10/01/38	2,307,240
8,425,000	0.000	10/01/39	3,659,820
13,395,000	0.000	10/01/40	5,558,925
7,275,000	0.000	10/01/41	2,903,307
6,360,000	0.000	10/01/42	2,440,332
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/25	1,517,689
1,950,000	6.750	10/01/30	2,433,932
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,349,280
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(b)
2,625,000	1.094	12/01/35	2,461,961
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (AA-/Aa3)(b)
330,000	1.114	06/01/34	307,606
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (AA-/A2)(d)
1,420,000	0.000	08/01/25	1,140,501
San Diego County California Regional Transportation Commission Sales Tax RB Series A (AAA/Aa2)(e)
10,000,000	0.870	10/07/16	10,000,000

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa2)(d)
$10,000,000	0.000%	07/01/30	$6,880,500
3,000,000	0.000	07/01/31	1,988,400
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(c)
2,500,000	6.750	02/01/21	3,107,750
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)(c)
435,000	6.625	02/01/21	538,456
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)(c)
750,000	6.250	08/01/19	860,648
555,000	6.375	08/01/19	638,805
305,000	6.500	08/01/19	352,116
1,000,000	6.625	08/01/19	1,157,950
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(c)
2,500,000	7.000	02/01/21	3,134,125
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
3,000,000	5.000	01/15/29	3,579,840
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (AA-/Aa2)(d)
1,580,000	0.000	08/01/24	1,347,013
1,595,000	0.000	08/01/25	1,313,866
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,193,400
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,239,980
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,292,360
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,322,980
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,211,090
2,000,000	7.000	08/01/41	2,424,040
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,527,980
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,420,160

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)
$1,000,000	6.750%	08/01/31	$1,220,890
2,100,000	7.000	08/01/39	2,647,596
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
6,850,000	5.375	06/01/38	6,853,494
4,200,000	5.500	06/01/45	4,200,000
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	2,235,112
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/40	862,020
1,000,000	5.000	09/01/45	1,144,330
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)
1,500,000	6.875	12/01/33	1,919,115
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(b)
10,000,000	1.287	05/15/43	8,755,000
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,284,060
5,000,000	7.500	09/01/42	6,427,300
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(d)
8,360,000	0.000	08/01/34	4,814,775
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/42	14,706,204

			736,923,363

Colorado – 2.2%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/33	3,636,465
3,500,000	5.000	12/01/33	3,934,595
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,598,110
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB+/Baa1)
3,000,000	5.625	06/01/43	3,535,170
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/41	14,707,082

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding (NR/NR)
$500,000	5.250%	12/01/30	$531,175
2,000,000	5.750	12/01/45	2,122,480
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(b)
4,500,000	5.000	12/01/17	4,492,215
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (BB-/B1)
925,000	5.250	10/01/32	952,398
7,000,000	5.750	10/01/32	7,265,230
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(b)
16,520,000	1.664	12/01/33	15,438,436
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (AA-/A3)(d)
3,000,000	0.000	09/01/39	1,116,900
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	09/01/28	11,015,700
4,100,000	0.000	09/01/34	2,392,924
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(d)
1,715,000	0.000	09/01/28	984,050
E-470 Public Highway Authority RB Series 2010 A (BBB+/A3)(d)
20,000,000	0.000	09/01/40	9,297,600
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/45	1,270,850
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/31	2,139,974
1,825,000	5.000	12/01/46	1,872,815
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	488,994
720,000	5.350	12/01/31	741,535
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(f)
1,000,000	5.000	12/01/40	1,076,630
Public Authority for Colorado Energy RB for Natural Gas Purchase Series 2008 (BBB+/Baa1)
4,000,000	6.500	11/15/38	5,828,560
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/31	763,290
1,500,000	5.500	12/01/46	1,587,705
Southglenn Metropolitan District Special RB Refunding Series 2016 (NR/NR)
1,535,000	5.000	12/01/30	1,650,831
810,000	5.000	12/01/36	849,747
2,100,000	5.000	12/01/46	2,181,060

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(a)
$1,725,000	0.000%	12/01/40	$1,276,672

			106,749,193

Connecticut – 0.4%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
17,450,000	7.000	02/01/45	18,187,437
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	602,110

			18,789,547

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,597,000	5.450	07/01/35	5,598,959
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,410,220
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,239,809

			11,248,988

District of Columbia – 1.7%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)(a)
25,000,000	0.000	10/01/41	33,905,500
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	45,340,281

			79,245,781

Florida – 12.4%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,845,000	6.300	05/01/35	3,849,652
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,390,000	5.375	05/01/37	1,244,286
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
1,725,000	3.500	05/01/31	1,713,287
2,170,000	3.750	05/01/36	2,166,962
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
14,370,000	5.350	05/01/36	14,405,781

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
$205,000	5.250%	05/01/36	$205,496
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
2,835,000	5.500	05/01/36	2,843,221
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
9,040,000	6.900	05/01/25	10,085,024
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
4,065,000	6.900	05/01/36	4,668,165
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
1,035,000	6.900	05/01/36	1,188,573
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
1,070,000	3.625	05/01/31	1,099,211
675,000	4.000	05/01/36	700,009
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,380,000	5.250	11/01/46	2,440,333
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/25	380,902
1,000,000	5.000	11/01/36	1,026,440
1,850,000	5.000	11/01/48	1,885,243
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
2,000,000	4.250	05/01/29	2,092,100
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/35	1,037,370
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
490,000	3.750	11/01/31	497,811
1,500,000	4.125	11/01/46	1,514,145
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB-/NR)
805,000	6.000	11/01/27	942,880
3,000,000	6.500	11/01/43	3,890,220
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	943,741
1,000,000	6.500	11/01/43	1,224,320

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
$390,000	3.500%	05/01/21	$393,443
500,000	4.100	05/01/26	508,715
1,755,000	4.700	05/01/36	1,783,361
3,200,000	4.875	05/01/47	3,232,832
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A/A2)(c)
4,750,000	7.000	04/01/19	5,458,985
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
8,070,000	5.750	05/01/35	8,941,157
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
900,000	4.250	05/01/37	939,573
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	206,114
210,000	3.750	11/01/21	217,178
215,000	3.875	11/01/22	222,609
25,000	4.000	11/01/23	25,896
1,705,000	4.500	11/01/31	1,773,950
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
500,000	5.500	10/01/36	514,275
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,750,000	4.000	10/01/34	1,923,162
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,649,128
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
3,000,000	3.500	05/01/32	2,975,010
1,300,000	3.625	05/01/35	1,283,516
1,750,000	3.750	05/01/46	1,710,152
Concord Station Community Development District Capital Improvement RB Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
640,000	4.125	05/01/26	636,231
945,000	4.625	05/01/35	928,207
300,000	4.750	05/01/46	291,630
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(g)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(g)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,690,000	5.850	05/01/35	3,700,590

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
$2,360,000	5.850%	05/01/35	$2,159,022
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
5,670,000	0.000	05/01/17	5,443,540
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
50,000	8.375	05/01/17	51,214
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
190,000	8.375	05/01/17	194,615
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
975,000	3.750	05/01/29	1,004,562
1,785,000	4.125	05/01/35	1,855,597
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
35,920,000	5.500	05/01/37	35,144,846
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/36	31,058,100
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,270,000	6.375	11/01/26	1,501,800
3,250,000	7.000	11/01/45	4,020,315
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
1,000,000	5.250	11/01/35	1,061,590
1,500,000	5.375	11/01/46	1,572,060
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,575,075
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/32	695,496
5,820,000	5.250	04/01/42	6,674,725
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)(h)
700,000	4.000	05/01/31	740,383
1,000,000	4.125	05/01/38	1,046,970
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,925,000	4.750	05/01/36	1,960,535
3,425,000	5.000	05/01/46	3,492,781
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,416,744
5,000,000	5.000	11/15/36	5,290,700

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)
$11,555,000	5.125%	05/01/43	$12,095,427
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/36	1,509,293
2,305,000	4.625	05/01/46	2,281,097
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(g)
7,555,000	5.600	05/01/36	3,777,576
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,100,000	5.000	05/01/34	1,162,975
2,170,000	5.125	05/01/45	2,350,218
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	539,655
500,000	5.150	05/01/34	534,120
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
5,120,000	5.550	05/01/37	5,123,123
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,195,000	5.700	05/01/36	2,197,963
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,345,304
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
2,000,000	4.350	05/01/36	2,111,260
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)(h)
1,000,000	4.250	05/01/31	1,068,740
2,150,000	4.250	05/01/36	2,270,852
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/35	2,655,850
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
2,650,000	7.210	11/01/20	2,855,163
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
6,275,000	6.770	11/01/20	6,660,411
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,380,000	6.700	05/01/33	2,759,991
4,830,000	7.000	05/01/43	5,684,379
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
4,465,000	5.350	05/01/34	4,761,967
6,340,000	5.600	05/01/44	6,767,380

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
$19,610,000	8.000%	05/01/40	$24,099,121
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
3,000,000	4.875	05/01/45	3,128,130
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,705,000	4.000	05/01/21	1,773,319
1,335,000	4.250	05/01/26	1,409,974
3,935,000	5.000	05/01/36	4,203,288
7,795,000	5.125	05/01/46	8,221,543
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BBB/NR)
17,960,000	5.125	11/15/36	18,046,567
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB/NR)
2,600,000	6.500	11/15/31	3,042,910
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB/NR)
9,000,000	5.000	11/15/29	9,156,870
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,450,000	5.400	05/01/30	4,052,037
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(g)
2,635,000	5.375	05/01/30	1,712,750
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	2,018,104
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(g)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(g)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
420,000	6.000	05/01/36	418,064
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
815,000	6.250	05/01/38	811,129
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
785,000	6.810	05/01/20	796,076
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)(a)
645,000	0.000	05/01/35	658,790
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)(a)
575,000	0.000	05/01/22	584,775
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(g)
1,075,000	5.250	05/01/15	11

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
$1,500,000	5.000%	11/15/39	$1,711,050
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A1)(f)
11,760,000	5.000	03/01/30	13,855,514
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,465,000	5.000	05/01/29	3,742,373
3,270,000	5.000	05/01/37	3,513,942
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,463,447
2,000,000	5.000	05/01/35	2,068,960
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/36	1,874,400
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	797,085
1,250,000	5.625	11/01/45	1,344,137
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,955,000	5.750	05/01/38	1,956,408
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
910,000	5.000	05/01/19	914,541
New River Community Development District Special Assessment Series 2006 B (NR/NR)(g)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,937,930
1,765,000	5.000	04/01/25	2,028,056
1,005,000	5.000	04/01/26	1,150,303
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
970,000	6.125	05/01/35	971,717
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,345,000	6.125	05/01/35	1,347,381
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
1,200,000	5.125	05/01/17	1,202,340
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(g)
1,200,000	5.125	05/01/09	600,000
210,000	6.125	05/01/35	105,000
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
1,830,000	3.750	05/01/31	1,880,416
1,875,000	4.000	05/01/36	1,936,763

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
$530,000	4.125%	05/01/35	$560,374
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(a)
17,760,000	0.000	05/01/36	9,092,587
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
1,985,000	5.400	05/01/36	1,989,982
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(g)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(g)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(g)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,973,693
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
2,390,000	6.600	05/01/33	2,438,374
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/25	3,413,134
6,745,000	5.000	05/01/33	7,446,480
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(g)
2,170,000	7.200	05/01/22	22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
2,395,000	4.000	05/01/31	2,531,587
1,290,000	4.000	05/01/35	1,342,051
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,925,000	5.450	05/01/36	4,926,478
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,530,000	5.500	05/01/20	1,546,218
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,665,810
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,345,000	4.250	11/01/37	1,417,119
330,000	4.125	11/01/40	342,824
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)(c)
1,890,000	6.200	11/01/17	1,996,842

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
$805,000	3.500%	05/01/32	$801,152
505,000	3.625	05/01/35	500,607
1,035,000	3.750	05/01/38	1,025,902
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
645,000	4.350	05/01/26	651,024
500,000	4.875	05/01/35	503,790
100,000	5.000	05/01/38	100,753
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,249,002
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,115,000	5.800	05/01/35	4,096,277
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,070,000	5.800	05/01/35	2,795,358
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,335,000	4.800	05/01/35	1,359,791
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(c)
5,835,000	6.500	11/15/19	6,815,572
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(g)
440,000	5.500	11/01/10	314,600
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
1,610,000	3.500	05/01/31	1,616,488
900,000	4.000	05/01/37	920,844
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,359,303
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,608,735
3,500,000	5.500	11/01/44	3,771,040
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,440,000	6.500	05/01/39	2,952,376
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,456,324
2,365,000	6.000	11/01/44	2,663,084

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
$390,000	4.250%	05/01/26	$396,611
1,110,000	4.800	05/01/36	1,131,301
1,715,000	5.000	05/01/46	1,747,602
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB/NR)
700,000	3.375	05/01/32	687,078
1,355,000	3.600	05/01/37	1,329,824
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
480,000	5.750	11/01/27	517,397
2,000,000	6.250	11/01/44	2,292,360
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
465,000	4.250	11/01/21	479,164
2,440,000	5.625	11/01/45	2,561,048
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/35	2,407,312
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
1,800,000	3.500	05/01/32	1,772,316
2,695,000	3.625	05/01/37	2,609,326
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
625,000	4.750	05/01/37	617,700
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	540,485
750,000	6.125	05/01/42	821,040
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
620,000	6.000	11/01/27	738,972
2,050,000	6.500	11/01/43	2,814,773
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
880,000	6.375	11/01/27	1,001,229
2,300,000	7.125	11/01/44	2,713,310
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	5.125	11/01/35	786,832
1,000,000	5.250	11/01/46	1,052,230
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,700,000	5.000	05/01/32	3,025,161
6,365,000	5.125	05/01/43	7,161,898
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
5,000,000	6.000	05/01/44	5,974,150
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,660,000	4.000	05/01/33	1,723,146

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
$2,320,000	4.000%	05/01/34	$2,397,163
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
7,600,000	6.375	05/01/38	8,124,248
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,955,000	6.125	05/01/39	9,193,832
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
4,860,000	7.000	05/01/41	5,881,135
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,975,000	5.500	05/01/42	2,265,878
Villasol Community Development District RB Series 2003 A (NR/NR)
2,195,000	6.600	05/01/34	2,196,580
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	14,003
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
630,000	6.600	05/01/39	569,331
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,416,483
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,273,344
2,000,000	5.500	11/01/45	2,060,320
Winding Cypress Community Development District Special Assessment Phase 1 And Phase 2 Assessment Area Series 2015 (NR/NR)
350,000	4.000	11/01/20	353,605
400,000	4.375	11/01/25	412,848
1,770,000	5.000	11/01/45	1,819,312
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
485,000	5.375	05/01/35	524,202
3,060,000	5.625	05/01/45	3,282,248
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/36	797,644
1,445,000	5.000	05/01/47	1,476,934

			591,576,749

Georgia – 1.7%
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/40	1,819,335
5,500,000	5.250	07/01/44	6,646,915
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/40	1,079,530

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
$7,095,000	7.500%	01/01/31	$7,981,591
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB/Baa3)
11,700,000	8.750	06/01/29	14,236,560
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,015,000	5.250	11/01/28	2,020,743
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,620,650
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(b)
49,820,000	1.083	10/01/33	44,643,702

			81,049,026

Guam – 1.5%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,755,325
3,355,000	6.875	12/01/40	3,702,410
Guam Government Limited Obligation RB Section 30 Series 2009 A (BBB+/NR)(c)
3,000,000	5.625	12/01/19	3,432,930
2,750,000	5.750	12/01/19	3,157,495
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
3,410,000	5.000	12/01/46	3,978,413
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,793,288
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,394,480
Guam Power Authority RB Series 2010 A (BBB/Baa2)
10,000,000	5.500	10/01/40	11,080,200
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)
9,785,000	5.625	07/01/40	10,757,727
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/43	15,985,375
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,530,000	5.000	01/01/46	5,215,615

			71,253,258

Idaho – 0.0%
Idaho Health Facilities Authority RB Refunding for Madison Memorial Hospital Project Series 2016 (BB+/NR)
1,000,000	5.000	09/01/37	1,147,170

State-Specific Municipal Debt Obligations – (continued)
Illinois – 12.1%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (AA-/A3)(d)
$2,500,000	0.000%	12/01/27	$1,596,650
350,000	0.000	12/01/28	211,428
8,925,000	0.000	12/01/29	5,060,386
405,000	0.000	12/01/30	217,209
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (AA-/A3)(d)
125,000	0.000	12/01/29	70,965
150,000	0.000	12/01/30	80,448
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)(d)
15,035,000	0.000	12/01/31	7,614,175
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)
9,535,000	5.500	12/01/26	11,161,290
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (B+/B3)
8,965,000	5.500	12/01/29	9,653,064
Chicago Illinois Board of Education GO Bonds Series 2011 A (B+/B3)
3,320,000	5.000	12/01/41	3,036,007
Chicago Illinois Board of Education GO Bonds Series 2012 A (B+/B3)
10,550,000	5.000	12/01/42	9,459,341
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B+/NR)
15,805,000	5.250	12/01/35	14,945,998
15,235,000	5.250	12/01/39	14,247,010
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 E (B+/NR)
5,315,000	5.125	12/01/32	4,973,352
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B+/B3)
315,000	5.500	12/01/39	299,937
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2005 A (AMBAC) (B+/B3)
2,300,000	5.500	12/01/30	2,473,696
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2008 C (B+/B3)
6,325,000	5.000	12/01/28	5,877,063
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B+/NR)
96,440,000	7.000	12/01/44	102,727,888
Chicago Illinois Board of Education Unlimited Tax GO Refunding for Dedicated Revenues Series 2016 B (B+/NR)
19,315,000	6.500	12/01/46	19,935,784
Chicago Illinois Capital Appreciation Refunding & Project Series C (BBB+/Ba1)(d)
11,415,000	0.000	01/01/32	5,008,217

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
$1,700,000	5.500%	01/01/37	$1,794,265
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/33	8,790,484
6,295,000	5.000	01/01/34	6,534,462
10,500,000	5.000	01/01/36	10,846,815
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
1,500,000	5.250	01/01/35	1,540,545
3,000,000	5.000	01/01/40	3,034,020
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
15,000,000	5.000	01/01/33	15,451,350
3,850,000	5.000	01/01/34	3,960,418
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/42	2,629,900
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/40	3,861,797
Chicago Illinois GO Bonds Refunding Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/35	4,377,627
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
4,435,000	5.000	01/01/25	4,798,404
13,300,000	5.000	01/01/38	13,787,046
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/39	4,403,003
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/39	1,709,265
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/28	1,798,050
1,050,000	5.000	11/01/29	1,253,532
1,000,000	5.000	11/01/30	1,191,900
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,111,000	5.800	03/01/37	2,100,867
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,450,000	5.625	03/01/36	1,456,366
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,850,334
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (NR/NR)(c)
1,720,000	5.750	05/15/17	1,771,136
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	892,495
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(c)
445,000	6.125	05/15/20	525,162
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(f)
33,670,000	6.750	10/01/46	33,774,714

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
$4,500,000	5.250%	05/15/47	$4,944,330
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
2,240,000	5.000	09/01/46	2,559,469
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
17,000,000	6.000	05/15/39	19,433,890
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/Caa1)
15,650,000	6.500	10/15/40	16,461,609
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(g)
3,225,000	5.000	06/01/24	967,500
8,000,000	5.375	06/01/35	2,400,000
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/WR)(g)
15,000	4.500	06/01/14	4,500
Illinois State GO Bonds Series 2012 (BBB+/Baa2)
500,000	5.000	03/01/31	536,120
750,000	5.000	03/01/37	793,582
Illinois State GO Bonds Series 2013 (BBB+/Baa2)
5,050,000	5.500	07/01/38	5,635,295
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/39	21,949,200
Illinois State GO Bonds Series 2014 (BBB+/Baa2)
9,500,000	5.000	04/01/31	10,392,335
15,000,000	5.000	05/01/31	16,422,300
5,000,000	5.000	05/01/39	5,364,250
Illinois State Toll Highway Authority Toll Highway Senior RB 2015 Series A (AA-/Aa3)
7,920,000	5.000	01/01/40	9,268,776
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,163,000	6.250	03/01/34	2,167,348
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(d)
9,900,000	0.000	06/15/30	5,856,939
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (BBB/NR)(f)(i)
20,000,000	9.638	06/15/50	22,535,600
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(d)
3,200,000	0.000	06/15/44	1,014,848
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(g)
4,555,000	6.000	03/01/36	2,915,200
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	928,763
1,010,000	4.750	10/01/32	1,104,485

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/Aa3)
$7,730,000	4.000%	06/01/46	$8,220,082
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (AA/NR)
19,200,000	7.125	11/01/43	25,763,904
5,000,000	7.625	11/01/48	6,925,850
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/Caa1)
12,505,000	5.750	08/01/42	11,449,328
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/40	14,557,222
3,000,000	5.000	03/01/40	3,486,330

			577,842,920

Indiana – 0.8%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,362,981
1,500,000	5.000	10/01/32	1,502,055
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/29	1,393,249
1,250,000	5.250	02/01/34	1,339,250
1,500,000	5.000	02/01/39	1,559,535
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/Caa1)
795,000	5.750	08/01/42	727,886
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,243,420
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
6,825,000	5.000	06/01/39	7,227,265
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	7,125,875
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/42	9,230,638
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(g)
7,520,823	6.500	11/15/31	50,390
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(c)(f)
2,000,000	5.500	09/01/17	2,080,160

			35,842,704

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/Ba2)
2,550,000	5.250	06/01/26	2,557,268

State-Specific Municipal Debt Obligations – (continued)
Iowa – (continued)
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
$1,355,000	5.750%	05/15/31	$1,389,281

			3,946,549

Kentucky – 1.6%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa3)
8,000,000	6.375	06/01/40	9,151,520
8,250,000	6.500	03/01/45	9,457,882
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	6,815,000
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	6,050,350
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
17,575,000	4.000	10/01/34	19,289,090
25,205,000	4.000	10/01/36	27,457,319

			78,221,161

Louisiana – 2.5%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
5,000,000	6.500	11/01/35	5,940,350
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A3)
19,265,000	6.000	10/01/44	22,576,846
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/28	15,018,391
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/30	14,515,533
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
12,000,000	5.000	01/01/40	13,768,200
32,395,000	5.000	01/01/45	37,066,359
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/40	8,250,690

			117,136,369

Maryland – 1.1%
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,620,769
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,286,650

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
$8,860,000	7.125%	07/01/43	$10,055,037
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
5,000,000	5.000	05/01/41	6,048,700
10,000,000	5.000	05/01/46	12,050,200
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	10,685,600
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)(c)
7,000,000	5.500	07/01/17	7,238,070
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,399,481

			54,384,507

Massachusetts – 0.5%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(f)
2,250,000	6.500	11/15/43	2,475,157
Massachusetts Development Finance Agency RB Simmons College Issue Series 2015 K (BBB+/Baa1)
1,950,000	5.000	10/01/36	2,219,042
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(b)
5,000,000	1.077	05/01/37	4,700,400
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	13,948,625

			23,343,224

Michigan – 1.7%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (CCC+/WR)
7,095,000	5.000	05/01/32	7,100,250
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa1)
3,500,000	6.000	05/01/20	4,031,265
3,000,000	6.000	05/01/21	3,554,940
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(b)
4,675,000	1.033	07/01/32	4,285,573
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A-/Baa1)
2,000,000	5.250	07/01/39	2,272,780
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Financial Recovery Income Tax Local Project Series 2014 F (A/NR)
2,000,000	4.500	10/01/29	2,201,260

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa2)
$355,000	5.000%	07/01/33	$416,358
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	3,013,036
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,545,359
1,750,000	5.000	07/01/33	2,041,305
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/Baa1)
1,250,000	5.000	07/01/34	1,452,350
750,000	5.000	07/01/35	868,275
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-2 (BBB+/Baa2)
2,100,000	5.000	07/01/34	2,454,081
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
3,330,000	6.000	06/01/48	3,346,883
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
284,775,000	0.000	06/01/52	11,604,581
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	2,509,580
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (NR/Aaa)(c)
25,000,000	8.250	09/01/18	28,468,750

			82,166,626

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,825,175
3,750,000	6.000	06/15/39	4,311,375

			7,136,550

Mississippi – 0.0%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,832,939

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(g)
1,535,000	6.000	07/01/37	82,890

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(g)
$7,750,000	6.000%	07/01/25	$418,500
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(f)
1,000,000	5.000	04/01/36	1,012,810
1,150,000	5.000	04/01/46	1,136,004
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(g)
1,250,000	5.750	04/01/27	312,500
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
385,000	5.000	05/01/24	385,139

			3,347,843

Nevada – 0.6%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
680,000	3.000	06/01/17	684,488
670,000	4.000	06/01/18	688,492
735,000	4.000	06/01/19	765,312
625,000	4.000	06/01/20	659,781
800,000	4.000	06/01/21	854,992
435,000	5.000	06/01/22	489,810
390,000	5.000	06/01/23	441,757
200,000	4.250	06/01/24	216,980
260,000	5.000	06/01/24	296,275
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,615,000	4.900	03/01/17	1,612,190
2,025,000	5.000	03/01/20	2,002,786
2,020,000	5.100	03/01/21	1,994,467
1,060,000	5.100	03/01/22	1,039,616
2,835,000	5.125	03/01/25	2,748,731
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,260,000	5.000	09/01/25	1,295,759
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/35	2,254,252
Las Vegas Valley Water District GO Bonds for Water Improvement Series 2016 A (AA/Aa1)
10,000,000	5.000	06/01/46	11,971,300

			30,016,988

New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	1,053,076
4,185,000	5.250	06/01/36	4,195,086

			5,248,162

State-Specific Municipal Debt Obligations – (continued)
New Jersey – 4.2%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
$2,500,000	5.000%	06/15/26	$2,795,925
1,000,000	5.000	06/15/28	1,107,250
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,075,750
1,000,000	5.000	06/15/37	1,077,860
1,000,000	5.125	06/15/43	1,081,040
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,164,060
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(c)
1,640,000	5.000	09/01/19	1,824,894
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
7,500,000	5.500	04/01/28	7,525,050
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/B1)
8,500,000	5.250	09/15/29	9,487,020
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,768,000
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,778,700
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)(c)
31,880,000	6.625	07/01/18	35,062,262
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB/Baa2)
8,980,000	5.250	07/01/30	9,252,722
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/38	10,634,692
5,600,000	5.000	07/01/46	6,525,344
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)(h)
1,000,000	5.000	07/01/28	1,163,890
1,000,000	5.000	07/01/29	1,156,010
900,000	5.000	07/01/30	1,035,711
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (A-/A3)(d)
3,900,000	0.000	12/15/35	1,792,908

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (A-/A3)(d)
$46,545,000	0.000%	12/15/35	$20,999,242
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A-/A3)(d)
8,805,000	0.000	12/15/28	5,678,168
4,875,000	0.000	12/15/36	2,135,250
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds 2015 Series AA (A-/A3)
2,500,000	5.250	06/15/41	2,817,400
5,075,000	5.000	06/15/45	5,506,375
1,750,000	5.000	06/15/46	1,897,402
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(d)
25,900,000	0.000	12/15/27	17,524,976
10,055,000	0.000	12/15/30	5,917,569
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
12,875,000	5.000	06/15/42	14,130,184
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)(c)
2,000,000	6.750	12/01/19	2,359,740
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B3)
3,950,000	4.750	06/01/34	3,776,792
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B-/B3)
14,775,000	5.000	06/01/41	14,207,197

			202,259,383

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/40	15,941,660

New York – 3.5%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/43	1,206,483
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (NR/Baa3)
5,775,000	5.000	07/15/42	6,885,590
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
2,650,000	5.875	04/01/42	2,854,262
New York City Capital Resource Corp. RB for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/40	1,153,980
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(e)
2,650,000	0.860	10/01/16	2,650,000

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
$2,000,000	4.500%	02/15/48	$2,186,060
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,105,170
3,000,000	6.375	01/01/39	3,323,550
5,000,000	6.500	01/01/46	5,543,550
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA1 (AA+/Aa1)(e)
2,500,000	0.860	10/01/16	2,500,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA2 (AA+/Aa1)(e)
1,165,000	0.860	10/01/16	1,165,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2016 Subseries CC-1 (AA+/Aa1)
10,000,000	5.000	06/15/37	12,358,900
10,000,000	5.000	06/15/38	12,328,300
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series C (AAA/Aa1)(e)
1,000,000	0.860	10/01/16	1,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-4 (AAA/Aa1)(e)
7,250,000	0.860	10/01/16	7,250,000
New York Convention Center Development Corporation RB Refunding for Hotel Unit Fee Secured Series 2015 (NR/Aa3)
5,000,000	5.000	11/15/40	6,021,750
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
35,100,000	5.000	11/15/44	40,392,378
New York State Urban Development Corp. Personal Income Tax RB Refunding for State Facilities & Equipment RMKT 07/17/08 Series 2004 A-3-B (AAA/NR)(e)
7,700,000	0.850	10/07/16	7,700,000
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
12,600,000	4.000	01/01/51	13,153,770
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
4,200,000	5.000	07/01/41	4,760,574
4,200,000	5.000	07/01/46	4,750,368
10,500,000	5.250	01/01/50	12,026,700
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/35	1,782,519
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(c)
1,750,000	5.125	07/01/19	1,949,063
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,664,650

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
$4,375,000	5.000%	11/01/46	$5,106,981

			166,819,598

North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/34	1,150,440
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	4,066,760
1,000,000	5.000	03/01/37	1,093,870
1,000,000	5.000	03/01/42	1,091,260
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/30	1,056,190
2,000,000	5.000	09/01/37	2,173,880

			10,632,400

Ohio – 4.8%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,647,990
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
20,000,000	6.500	06/01/47	20,392,200
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
47,095,000	5.125	06/01/24	45,885,600
38,575,000	5.875	06/01/30	38,303,432
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
16,600,000	6.250	06/01/37	17,018,486
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
22,320,000	5.375	09/15/27	22,389,862
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)(c)
24,790,000	5.000	01/01/17	25,035,173
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,212,760
1,610,000	5.000	01/01/46	1,777,440
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (B/Caa1)
8,730,000	6.750	12/01/40	8,728,952
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,564,160

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B+/B2)
$7,250,000	5.650%	03/01/33	$7,259,788
Ohio Water Development Authority PCRB Refunding for FirstEnergy Nuclear Generation Project Series 2009 A (BB+/Baa2)(e)
21,260,000	4.375	06/01/22	21,371,190

			226,587,033

Oklahoma – 1.1%
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
12,500,000	5.500	06/01/35	14,162,500
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	3,036,440
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	27,531,414
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(e)
3,500,000	5.000	06/01/25	4,085,165
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,265,230
865,000	6.000	05/01/31	885,180

			51,965,929

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,665,000	5.500	03/01/37	4,709,178
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/45	8,766,404

			13,475,582

Pennsylvania – 2.8%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,722,420
1,000,000	5.000	09/01/35	1,124,660
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	19,393,380
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	557,990
1,000,000	5.000	08/01/45	1,103,050
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,661,240
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/42	1,127,790
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/38	1,719,840

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(b)
$49,750,000	1.277%	05/01/37	$43,771,542
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,551,186
1,500,000	5.000	04/01/33	1,634,925
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
4,500,000	5.000	06/30/42	5,230,035
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	8,115,062
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/29	2,874,535
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(b)
13,095,000	1.033	07/01/27	12,479,011
10,750,000	1.083	07/01/39	8,825,428
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,436,320
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
400,000	5.000	07/01/35	462,356
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BBB-/Ba2)
5,000,000	6.250	07/01/23	5,148,150
Scranton City GO Notes Refunding Series 2016 (BB/NR)
1,875,000	5.000	11/15/26	2,052,244
2,625,000	5.000	11/15/32	2,836,811
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB/NR)
1,700,000	5.000	11/15/21	1,816,688
2,450,000	5.000	11/15/28	2,622,578

			135,267,241

Puerto Rico – 6.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Caa3)
56,440,000	6.000	07/01/38	43,458,800
38,845,000	6.000	07/01/44	29,813,537

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
$115,000	4.500%	07/01/27	$86,825
370,000	5.000	07/01/30	277,500
5,115,000	5.125	07/01/37	3,836,250
24,835,000	5.250	07/01/42	18,750,425
3,470,000	6.000	07/01/47	2,654,550
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (D/Caa3)(g)
115,000	5.250	07/01/30	70,438
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)(g)
185,000	5.500	07/01/39	114,469
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(g)
37,460,000	8.000	07/01/35	24,489,475
Puerto Rico Commonwealth Highway & Transportation Authority RB (CC/Ca)
215,000	5.000	07/01/28	56,975
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (CC/Ca)
24,730,000	5.250	07/01/38	26,349,568
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
200,000	5.250	07/01/33	218,726
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (D/Ca)
1,500,000	5.500	07/01/23	1,586,175
1,000,000	5.500	07/01/27	1,071,110
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2009 B (D/Caa3)(g)
645,000	5.875	07/01/36	404,737
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 A (D/Caa3)(g)
1,260,000	5.750	07/01/41	784,350
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 C (D/Caa3)(g)
205,000	6.500	07/01/40	131,200
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Caa3)(g)
4,000,000	5.250	07/01/32	2,450,000
4,000,000	5.250	07/01/37	2,450,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(b)
33,042,000	0.953	07/01/29	24,120,660
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Caa3)
9,700,000	5.250	07/01/26	6,523,250
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Caa3)
19,720,000	5.000	07/01/42	13,261,700
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Caa3)
2,000,000	5.500	07/01/20	1,356,040
3,275,000	5.000	07/01/28	2,202,437
825,000	5.250	07/01/33	554,813

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Caa3)
$7,590,000	5.250%	07/01/40	$5,104,275
Puerto Rico Electric Power Authority RB Series 2013 A (D/Caa3)
5,210,000	7.000	07/01/33	3,534,985
5,205,000	6.750	07/01/36	3,531,593
5,440,000	7.000	07/01/40	3,691,040
Puerto Rico Electric Power Authority RB Series A-4 (NR/NR)
747,236	10.000	07/01/19	765,588
Puerto Rico Electric Power Authority RB Series B-4 (NR/NR)
747,235	10.000	07/01/19	765,587
Puerto Rico Electric Power Authority RB Series E-1 (NR/NR)
5,036,850	10.000	01/01/21	5,160,555
Puerto Rico Electric Power Authority RB Series E-2 (NR/NR)
5,036,850	10.000	07/01/21	5,160,555
Puerto Rico Electric Power Authority RB Series E-3 (NR/NR)
1,678,950	10.000	01/01/22	1,720,185
Puerto Rico Electric Power Authority RB Series E-4 (NR/NR)
1,678,950	10.000	07/01/22	1,720,185
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (D/Ca)(d)
4,750,000	0.000	07/01/34	1,603,505
3,750,000	0.000	07/01/35	1,190,738
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (D/Caa3)
1,000,000	6.125	07/01/23	607,190
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
2,000,000	6.375	08/01/39	1,090,000
2,700,000	6.000	08/01/42	1,438,020
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (CC/Ca)
4,925,000	5.375	08/01/39	2,585,625
4,455,000	5.500	08/01/42	2,350,012
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)(d)
25,000,000	0.000	08/01/39	2,333,250
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)
40,875,000	5.250	08/01/41	21,459,375
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (CC/Ca)
1,500,000	5.000	08/01/43	780,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)
23,300,000	6.750	08/01/32	13,048,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(d)
10,000,000	0.000	08/01/33	1,360,900
35,085,000	0.000	08/01/35	4,156,169
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(a)
10,130,000	0.000	08/01/33	3,444,504

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (CC/Ca)(d)
$35,100,000	0.000%	08/01/34	$4,177,251
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (CC/Ca)(d)
8,400,000	0.000	08/01/37	893,256
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
27,290,000	6.500	08/01/44	15,009,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding First Subseries 2010 C (CC/Ca)
14,580,000	5.500	08/01/40	7,690,950
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (CC/Ca)
500,000	5.250	08/01/43	262,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (CC/Caa3)
500,000	5.000	08/01/40	373,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (CC/Ca)
485,000	5.750	08/01/37	257,050

			324,340,103

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB/NR)(c)
2,500,000	6.000	09/01/23	3,265,925
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
124,220,000	0.000	06/01/52	7,500,404

			10,766,329

South Carolina – 0.7%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,589,000	6.875	11/01/35	3,588,605
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,852,120
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (AA-/A1)
7,750,000	5.250	12/01/55	9,246,215
South Carolina State Ports Authority RB Series 2015 (AMT) (A+/A1)
12,375,000	5.250	07/01/55	14,233,973

			31,920,913

Tennessee – 0.5%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,210,000	5.125	04/01/23	1,235,120
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,652,460

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
$5,500,000	6.500%	07/01/38	$6,290,955
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,038,560
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/40	2,970,575
4,200,000	5.000	07/01/46	4,951,296
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,000,260
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/47	2,109,540

			23,248,766

Texas – 7.2%
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(c)
3,250,000	6.200	07/01/20	3,862,040
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/35	2,184,429
2,435,000	5.000	12/01/40	2,631,651
1,950,000	5.000	12/01/45	2,095,060
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (NR/WR)(g)
4,740,000	5.000	03/01/41	170,640
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (NR/WR)(g)
9,275,000	6.750	10/01/38	333,900
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015A (BBB+/Baa2)
3,900,000	5.000	01/01/45	4,531,332
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
1,600,000	5.000	01/01/40	1,874,784
2,465,000	5.000	01/01/46	2,877,444
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,920,000	7.500	09/01/45	4,476,248
City of Celina, Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,845,000	6.250	09/01/45	1,990,238

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Series 2015 (NR/NR)(f)
$1,250,000	5.000%	04/01/28	$1,347,462
3,250,000	5.000	04/01/32	3,443,635
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/38	1,659,407
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/42	6,105,974
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/53	13,892,703
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,714,750
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/B1)
9,000,000	6.625	07/15/38	10,424,250
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/B1)
9,250,000	5.000	07/01/29	10,453,333
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/35	8,349,525
Houston Utilities System RB Refunding First Lien Series 2016 B (AA/Aa2)
21,380,000	5.000	11/15/36	26,322,201
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 (AGM) (AA/NR)
525,000	4.000	09/01/29	578,203
1,100,000	3.000	09/01/32	1,075,415
1,400,000	4.000	09/01/35	1,485,848
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB+/Baa1)
5,200,000	6.300	11/01/29	5,794,724
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 A (AMT) (BB-/NR)(f)
14,000,000	5.750	10/01/31	14,921,900
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 B (AMT) (BB-/NR)(f)
9,500,000	5.750	10/01/31	10,125,575
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
335,000	5.000	04/01/31	397,266
300,000	5.000	04/01/36	346,281
1,250,000	5.000	04/01/48	1,409,963

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
$1,000,000	5.000%	04/01/47	$1,124,180
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/46	1,525,010
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
4,790,000	6.250	01/01/39	5,302,434
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(c)
20,795,000	6.250	01/01/19	23,200,774
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (A-/A2)(c)
32,000,000	5.750	01/01/18	33,919,680
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
3,000,000	5.000	01/01/39	3,560,730
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
280,000	5.750	09/15/36	285,298
750,000	6.000	09/15/46	764,032
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (NR/WR)(g)
5,950,000	5.200	05/01/28	214,200
San Antonio Texas Water System RB Refunding Junior Lien Series 2015 B (AA/Aa2)
15,000,000	5.000	05/15/39	17,901,450
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BB+/NR)
4,180,000	5.125	05/15/37	4,288,387
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)(h)
7,300,000	5.000	05/15/45	8,018,101
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (BBB+/Baa1)(b)
7,825,000	1.270	12/15/26	7,312,228
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
18,785,000	6.250	12/15/26	23,790,451
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 20016 (AMT) (BBB-/Baa3)
3,900,000	5.000	12/31/50	4,467,528
3,900,000	5.000	12/31/55	4,434,066
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,853,225
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	6,214,350

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
$7,850,000	5.000%	08/15/42	$9,132,926
Texas Water Development Board State Water Implementation Revenue Fund RB Series 2015 A (AAA/NR)
20,000,000	5.000	10/15/45	24,162,000
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
350,000	4.000	12/01/21	372,967
500,000	4.000	12/01/27	513,295
1,550,000	4.750	12/01/35	1,614,185
875,000	4.750	12/01/43	904,838

			340,752,516

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (BBB+/NR)
8,350,000	5.000	10/01/39	8,202,706
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/39	3,997,153
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/B2)
2,000,000	6.000	10/01/39	2,024,820

			14,224,679

Utah – 0.4%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
17,870,000	7.100	08/15/23	20,391,814

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB+/Baa1)
2,250,000	5.000	10/01/42	2,518,537

Virginia – 0.5%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,006,340
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB/NR)
2,700,000	5.000	10/01/45	3,138,858
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	4,048,801
2,000,000	6.625	03/01/26	2,281,960
7,000,000	6.875	03/01/36	8,018,010
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
660,000	5.150	09/01/24	660,000
1,000,000	5.300	09/01/31	1,000,000
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
285,000	5.000	06/01/47	278,425

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
$4,000,000	7.750%	07/01/38	$4,504,720

			24,937,114

Washington – 0.5%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(f)(i)
3,955,000	14.236	01/01/23	5,709,082
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(f)(i)
4,150,000	14.242	01/01/24	5,984,840
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,479,720
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(c)
3,000,000	5.000	12/01/21	3,574,860
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(c)
750,000	6.000	08/15/19	855,728
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(c)
1,750,000	6.000	08/15/19	1,996,697

			22,600,927

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB+/Baa1)
4,000,000	5.375	12/01/38	4,576,920

Wisconsin – 0.7%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/30	6,375,717
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(f)
21,000,000	10.000	06/30/21	21,266,700
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/47	3,602,560
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,186,583

			34,431,560

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $4,353,159,582)			$4,682,382,572

Corporate Obligation – 0.2%
Materials – 0.2%
AK Steel Corp.
$5,200,000	7.625%	10/01/21	$5,011,500
6,800,000	8.375	04/01/22	6,664,000

TOTAL CORPORATE OBLIGATIONS
(Cost $6,729,207)			$11,675,500

TOTAL INVESTMENTS – 98.4%
(Cost $4,359,888,789)			$4,694,058,072

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			75,824,527

NET ASSETS – 100.0%			$4,769,882,599

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2016.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $228,206,298, which represents approximately 4.8% of net assets as of September 30, 2016.
(g)	Security is currently in default.
(h)	When-issued security.
(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on September 30, 2016.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	0.925%	$(128,379)	$147,066
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.712	—	444,318
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	0.925	(288,853)	330,898
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	0.976	(486,826)	513,708
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	3.353	—	(550,909)
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	0.998	(204,645)	208,801
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	3.830	(553,942)	(725,495)
TOTAL						$(1,662,645)	$368,387

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$92,600	12/21/46	3 Month LIBOR	2.250%	$(7,968,368)	$(2,304,155)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 99.4%
Alabama – 1.3%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,500,404
1,500,000	5.000	06/01/18	1,599,540
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/A1)
11,400,000	4.000	03/01/17	11,542,614
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,192,788
Alabama State Public School & College Authority Capital Improvement RB Refunding Series 2014 B (AA/Aa1)
8,275,000	5.000	01/01/21	9,604,131
Black Belt Energy Gas District RB Series 2016 A (NR/Aa3)(a)
20,000,000	4.000	06/01/21	22,206,600
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
235,000	5.000	10/01/16	235,000
100,000	3.000	10/01/17	101,675
210,000	3.000	10/01/18	216,567
160,000	3.000	10/01/19	166,702
75,000	4.000	10/01/20	81,655
85,000	4.000	10/01/21	93,842
85,000	4.000	10/01/22	94,703
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,000,000
1,750,000	5.000	10/01/17	1,807,610
1,875,000	5.000	10/01/18	1,987,537
1,300,000	5.000	10/01/21	1,466,504
1,745,000	5.000	10/01/22	2,001,934

			61,899,806

Alaska – 0.1%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa2)
340,000	4.000	06/30/17	347,789
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/Ba1)
4,015,000	4.625	06/01/23	4,042,784

			4,390,573

Arizona – 3.4%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
30,300,000	1.243	01/01/37	28,022,652
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(a)
5,000,000	2.690	02/05/20	5,109,400
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/20	9,163,040
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,610,443
Arizona Transportation Board Highway RB Series 2008 A (AAA/Aa1)(c)
7,000,000	5.000	07/01/18	7,502,810

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Glendale City GO Bonds Refunding Series 2015 (AGM) (AA/A2)
$365,000	4.000%	07/01/18	$383,502
1,600,000	4.000	07/01/19	1,727,984
3,000,000	4.000	07/01/20	3,318,960
3,400,000	4.000	07/01/21	3,835,540
1,665,000	5.000	07/01/22	2,000,497
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,500,000	5.000	07/01/17	1,544,940
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
4,635,000	4.000	07/01/18	4,874,073
10,830,000	5.000	07/01/19	11,988,052
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/18	9,320,490
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Bonds Refunding for School Improvement Project of 2011 Series 2015 E (AA/Aa2)
2,860,000	4.000	07/01/18	3,011,065
12,115,000	3.000	07/01/19	12,737,590
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(a)
6,500,000	1.750	05/30/18	6,577,545
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/19	3,251,850
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,009,677
10,010,000	3.000	07/01/19	10,563,353
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
8,140,000	3.000	07/01/17	8,272,194
1,000,000	4.000	07/01/18	1,052,820
1,000,000	3.000	07/01/19	1,054,450
Pima County COPS Series 2016 A (A+/NR)
5,335,000	5.000	12/01/18	5,775,724
Pima County GO Bonds Series 2013 A (AA-/NR)
1,405,000	1.750	07/01/17	1,414,596
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
5,000,000	2.125	06/01/18	5,055,800

			162,179,047

Arkansas – 1.0%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
2,065,000	2.000	01/01/17	2,070,989
1,885,000	3.000	01/01/18	1,933,878
Arkansas Federal Highway Grant Anticipation GO Bonds RB Series 2014 (AA/Aa1)
5,000,000	5.000	04/01/18	5,303,250

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
$17,775,000	3.250%	06/15/22	$19,535,791
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A/A2)
3,000,000	1.550	10/01/17	3,015,900
Little Rock Arkansas School District GO Bonds Refunding Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/21	6,503,700
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/20	1,321,307
1,075,000	3.000	10/01/20	1,152,755
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,458,936
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
845,000	2.000	11/01/16	845,718
1,915,000	2.000	11/01/17	1,938,248
1,465,000	2.000	11/01/18	1,489,817
720,000	2.000	11/01/19	737,100

			47,307,389

California – 9.0%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(d)
745,000	0.000	10/01/19	704,688
255,000	0.000	10/01/20	235,355
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (AAA/Aaa)(c)(d)
9,420,000	0.000	10/01/19	9,143,335
12,300,000	0.000	10/01/20	11,787,459
Anaheim Public Financing Authority Lease RB for Convention Center Expansion Project Series 2014 A (AA-/NR)
1,250,000	5.000	05/01/17	1,280,200
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	52,525
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	1.740	05/01/23	10,048,600
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(a)
7,000,000	1.740	05/01/23	7,034,020
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	2.090	04/01/27	15,257,100
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(a)
26,050,000	1.450	08/01/17	26,098,453

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(a)
$2,000,000	1.500%	04/02/18	$2,011,780
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,735,000	0.000	08/01/17	1,715,499
1,510,000	0.000	08/01/18	1,472,627
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
735,000	3.000	09/01/17	743,144
1,000,000	3.250	09/01/18	1,026,650
California Department of Water Resources RB Refunding for California Central Valley Project Water System Series 2016 AV (AAA/Aa1)
4,035,000	5.000	12/01/19	4,555,233
2,840,000	5.000	12/01/20	3,311,326
3,950,000	5.000	12/01/21	4,739,763
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(a)
8,000,000	2.640	07/01/17	8,015,920
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA-/Aa3)(a)(c)
5,000,000	1.450	03/15/17	5,015,500
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,704,947
3,480,000	5.000	11/01/17	3,624,246
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2016 A (BBB-/NR)
750,000	2.000	11/01/18	762,548
855,000	2.000	11/01/19	872,707
800,000	3.000	11/01/20	848,528
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/20	156,447
100,000	4.000	06/01/22	109,576
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,917,119
California State University Systemwide RB Series 2016 B-1 (AA-/Aa2)(a)
10,000,000	3.000	11/01/19	10,477,900
California State Various Purpose GO Bonds Refunding Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/19	2,295,456
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)
5,000,000	3.000	09/01/18	5,200,800
4,000,000	5.000	09/01/18	4,311,480
2,575,000	3.000	09/01/19	2,728,959
5,000,000	5.000	09/01/20	5,770,350

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(a)
$52,000,000	4.000%	12/01/21	$58,749,080
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
400,000	3.000	09/02/17	406,408
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
275,000	4.000	09/01/18	292,743
Del Mar Race Track Authority RB Series 2015 (BBB-/NR)
220,000	2.000	10/01/16	220,000
295,000	3.000	10/01/17	299,971
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A/NR)
465,000	5.500	10/01/17	466,465
Golden Empire Schools Financing Authority RB Refunding for Kern High School District Projects Series 2016 (SP-1/MIG1)(b)
3,000,000	1.340	05/01/17	3,000,210
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB+/Aaa)
5,225,000	5.000	06/01/17	5,374,801
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (ST APPROP) (A+/A1)
4,225,000	3.000	06/01/17	4,292,896
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B/B3)
15,225,000	4.500	06/01/27	15,471,340
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,252,920
1,250,000	4.000	09/02/18	1,320,213
1,895,000	4.000	09/02/19	2,047,320
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB+/NR)
625,000	2.000	09/02/17	632,344
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
400,000	3.000	09/02/17	407,288
500,000	4.000	09/02/18	526,330
1,000,000	4.000	09/02/19	1,072,350
725,000	4.000	09/02/20	791,809
775,000	5.000	09/02/21	893,358
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/20	1,404,899
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
355,000	3.000	09/01/17	360,801
1,495,000	4.000	09/01/18	1,570,722
1,000,000	4.000	09/01/19	1,072,880
840,000	5.000	09/01/21	968,209

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
$20,000,000	5.000%	11/15/18	$21,737,200
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	557,469
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa1)
10,000,000	5.000	07/01/17	10,311,700
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/Aa3)
1,500,000	5.000	08/01/18	1,610,880
Los Angeles Unified School District GO Refunding Bonds Election of 2008 Series 2016 A (AAA/Aa2)
20,000,000	3.000	07/01/20	21,525,400
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
275,000	4.000	09/01/17	282,518
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,895,000	4.000	09/01/17	1,947,321
3,075,000	4.000	09/01/19	3,322,845
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,031,020
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
225,000	4.000	08/01/17	230,643
350,000	5.000	08/01/18	375,410
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,108,327
1,000,000	5.000	09/01/19	1,107,270
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A1)
410,000	3.000	09/01/18	425,752
730,000	4.000	09/01/20	809,526
650,000	4.000	09/01/21	735,449
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	714,959
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)
100,000	5.000	10/01/20	103,603
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	398,329
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
355,000	2.000	09/01/17	358,610
450,000	3.000	09/01/18	467,289
650,000	4.000	09/01/20	715,572
380,000	4.000	09/01/22	428,678

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/A3)
$150,000	5.500%	09/01/17	$156,277
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,892,248
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
1,065,000	4.000	03/01/17	1,078,983
1,000,000	4.000	03/01/18	1,044,490
Sacramento County Regional Transit District Farebox RB Series 2012 (A-/A3)
530,000	4.000	03/01/17	536,524
250,000	5.000	03/01/18	263,920
730,000	5.000	03/01/19	796,124
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(b)
43,220,000	1.094	12/01/35	40,535,606
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,515,000	3.000	09/01/17	1,545,694
1,310,000	3.000	09/01/18	1,364,640
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
800,000	5.000	08/01/18	857,480
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	166,342
San Diego Public Facilities Financing Authority RB Refunding for Senior Sewer Series 2016 A (AA+/NR)
5,000,000	4.000	05/15/21	5,686,400
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/A2)
1,450,000	5.250	09/01/21	1,454,698
665,000	5.250	09/01/23	667,148
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,563,123
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	2,979,487
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A2)
135,000	5.250	08/01/17	135,136
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	161,672
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
2,000,000	3.000	08/01/19	2,119,060

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
$1,260,000	2.250%	09/01/17	$1,274,389
1,000,000	4.000	09/01/19	1,081,800
San Ramon Valley Unified School District GO Bonds Series 1998) A (NATL-RE FGIC) (AA/Aa1)(d)
2,000,000	0.000	07/01/18	1,961,540
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,926
Stockton Public Financing Authority RB Refunding Series 2016 A (A-/NR)
400,000	2.000	09/02/17	403,136
710,000	2.000	09/02/18	721,083
410,000	2.000	09/02/19	417,573
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	408,956
1,090,000	5.000	07/01/19	1,206,554
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
600,000	3.000	09/01/17	609,042
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B2)
1,160,000	4.750	06/01/23	1,167,459
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(b)
3,500,000	1.157	05/15/30	3,388,105
15,000,000	1.287	05/15/43	13,132,500
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(d)
1,775,000	0.000	08/01/20	1,661,897
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
525,000	4.000	09/01/17	539,642

			425,812,021

Colorado – 0.8%
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (BBB+/A3)
1,000,000	5.000	09/01/20	1,135,120
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	2.000	12/01/16	500,890
500,000	4.000	12/01/18	529,585
1,000,000	5.000	12/01/20	1,141,780
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 A (AAA/Aaa)
3,385,000	5.000	09/15/20	3,910,216
2,770,000	5.000	09/15/21	3,292,893

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 B (AAA/Aaa)
$3,210,000	5.000%	09/15/19	$3,588,588
2,655,000	5.000	09/15/21	3,156,184
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(b)
16,355,000	1.664	12/01/33	15,284,238
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,750,000	3.000	12/15/16	1,757,595
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,013,270
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(e)
1,000,000	4.000	12/01/16	1,003,320

			36,313,679

Connecticut – 1.4%
Connecticut State GO Bonds Refunding Series 2006 E (AA-/Aa3)
5,250,000	5.000	12/15/17	5,292,367
Connecticut State GO Bonds Series 2013 A (AA-/Aa3)(b)
3,000,000	1.180	03/01/17	2,998,890
2,000,000	1.260	03/01/18	1,996,280
Connecticut State GO Bonds Series 2013 C (AA-/Aa3)
7,555,000	5.000	07/15/19	8,354,395
Connecticut State GO Bonds Series 2015 C (AA-/Aa3)(b)
10,000,000	1.640	06/15/20	10,040,600
Connecticut State GO Bonds Series 2016 D (AA-/Aa3)
12,490,000	5.000	08/15/20	14,254,962
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,000,000	2.000	07/01/17	1,005,420
1,260,000	4.000	07/01/18	1,318,288
New Haven GO Bonds Refunding Series 2012 A (A-/Baa1)
4,090,000	5.000	11/01/16	4,101,820
New Haven GO Bonds Refunding Series 2015 B (BAM) (AA/Baa1)
6,115,000	5.000	08/15/21	7,108,382
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
1,685,000	5.000	08/15/18	1,797,305
2,000,000	5.000	08/15/19	2,190,560
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
2,000,000	4.000	08/01/17	2,043,500
2,100,000	4.000	08/01/18	2,199,813

			64,702,582

Delaware – 0.2%
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,107,518
New Castle County GO Bonds Refunding Series 2015 (AAA/Aaa)
1,000,000	5.000	10/01/20	1,156,030

State-Specific Municipal Debt Obligations – (continued)
Delaware – (continued)
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
$865,000	3.000%	09/15/17	$882,949
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,478,251
University of Delaware RB Series 2013 A (AA+/Aa1)
4,265,000	3.000	11/01/17	4,364,971

			9,989,719

Florida – 3.1%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
310,000	2.000	05/01/17	311,745
315,000	2.000	05/01/18	318,125
320,000	2.000	05/01/19	323,453
325,000	2.000	05/01/20	327,688
335,000	2.250	05/01/21	338,494
340,000	2.250	05/01/22	339,820
350,000	2.500	05/01/23	350,206
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
300,000	3.000	11/15/16	300,648
970,000	4.000	11/15/18	1,022,690
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
140,000	2.000	05/01/17	140,853
160,000	2.000	05/01/18	161,912
165,000	2.000	05/01/19	166,906
170,000	2.000	05/01/20	171,229
170,000	2.000	05/01/21	169,704
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
560,000	1.500	05/01/17	560,633
570,000	2.000	05/01/18	572,993
580,000	2.300	05/01/19	586,229
600,000	2.600	05/01/20	609,234
615,000	3.000	05/01/21	629,274
500,000	3.125	05/01/22	514,315
500,000	3.250	05/01/23	512,810
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
170,000	2.000	05/01/17	171,025
210,000	2.000	05/01/18	212,312
215,000	2.000	05/01/19	217,429
220,000	2.000	05/01/20	221,514
225,000	2.250	05/01/21	226,953
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
180,000	2.500	11/01/16	180,009
185,000	2.750	11/01/17	185,895
190,000	3.000	11/01/18	192,328
195,000	3.250	11/01/19	200,054

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (ETM) (NATL-RE) (AA-/A1)(c)
$6,235,000	5.000%	03/01/17	$6,340,746
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
3,000,000	5.500	06/01/17	3,091,560
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
615,000	5.000	05/01/17	628,352
1,375,000	5.000	05/01/18	1,453,691
1,890,000	5.000	05/01/19	2,056,774
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
780,000	2.000	05/01/17	783,767
795,000	2.000	05/01/18	803,506
810,000	2.000	05/01/19	820,182
830,000	2.000	05/01/20	838,018
845,000	2.000	05/01/21	846,834
860,000	2.125	05/01/22	853,498
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (BBB+/NR)
175,000	1.500	05/01/17	175,089
180,000	2.250	05/01/18	180,636
185,000	2.500	05/01/19	186,286
190,000	2.750	05/01/20	192,523
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
500,000	2.125	05/01/17	501,005
250,000	2.400	05/01/18	252,042
250,000	2.700	05/01/19	254,490
250,000	3.000	05/01/20	257,878
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
360,000	2.100	05/01/17	359,957
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
825,000	3.000	04/01/17	832,664
500,000	5.000	04/01/18	529,100
500,000	5.000	04/01/19	546,195
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
2,990,000	5.000	06/01/20	3,305,116
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(a)
1,500,000	1.470	10/01/21	1,370,673
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(b)
5,400,000	1.365	10/01/21	4,934,442
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(b)
375,000	1.365	10/01/21	342,669

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)(f)
$205,000	2.000%	05/01/17	$205,988
215,000	2.000	05/01/18	217,475
220,000	2.000	05/01/19	222,778
225,000	2.000	05/01/20	226,996
230,000	2.000	05/01/21	230,099
235,000	2.500	05/01/22	238,776
245,000	2.500	05/01/23	247,362
245,000	2.500	05/01/24	245,167
255,000	2.750	05/01/25	255,191
260,000	3.000	05/01/26	263,450
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
500,000	2.250	05/01/17	502,355
415,000	2.000	05/01/18	416,345
425,000	2.250	05/01/19	427,541
535,000	2.500	05/01/20	540,666
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)(f)
255,000	2.000	05/01/17	256,367
275,000	2.000	05/01/18	278,132
280,000	2.000	05/01/19	283,475
285,000	2.250	05/01/20	289,868
290,000	2.250	05/01/21	293,129
295,000	2.250	05/01/22	295,000
305,000	2.500	05/01/23	306,833
315,000	2.750	05/01/24	320,377
320,000	3.000	05/01/25	326,048
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,042,640
6,315,000	5.000	11/15/17	6,591,913
6,250,000	5.000	11/15/18	6,761,312
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,180,000
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (A-/NR)
275,000	3.600	05/01/17	276,955
285,000	3.800	05/01/18	293,257
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
1,750,000	4.000	11/15/17	1,809,640
2,220,000	4.000	11/15/18	2,353,955
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A/A1)(e)
2,210,000	4.000	03/01/17	2,237,559
2,300,000	4.000	03/01/18	2,396,370
2,390,000	5.000	03/01/19	2,608,279
2,510,000	5.000	03/01/20	2,805,904
2,635,000	5.000	03/01/21	3,052,331
2,770,000	5.000	03/01/22	3,243,282
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A1)
830,000	5.000	02/01/17	840,881

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
$2,000,000	1.500%	10/01/18	$2,021,220
Miami-Dade County School Board COPS Series 2007 B (NATL-RE FGIC) (AA-/A1)(c)
2,500,000	5.000	05/01/17	2,559,675
Orange County School Board COPS Series A (NATL-RE) (AA/Aa2)(c)
1,110,000	5.000	08/01/17	1,147,840
Orlando Florida Capital Improvement Special RB Refunding Series 2016 B (AA/Aa2)
1,525,000	5.000	10/01/21	1,802,367
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,180,000	5.000	04/01/17	1,201,677
1,245,000	5.000	04/01/18	1,312,516
1,305,000	5.000	04/01/19	1,417,843
1,375,000	5.000	04/01/20	1,533,510
Osceola County School Board COPS Series 2013 A (A/Aa3)
500,000	4.000	06/01/17	510,335
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
370,000	4.000	11/01/16	370,892
720,000	4.000	11/01/17	742,032
630,000	4.000	11/01/18	664,133
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
360,000	2.000	05/01/17	361,145
475,000	2.000	05/01/18	477,123
485,000	2.000	05/01/19	486,086
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
130,000	2.125	05/01/17	130,077
135,000	2.250	05/01/18	135,310
140,000	2.875	05/01/19	141,753
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
220,000	2.250	05/01/17	220,260
225,000	2.625	05/01/18	226,606
230,000	3.000	05/01/19	234,460
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
2,525,000	4.000	05/01/20	2,625,217
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
320,000	2.000	05/01/17	321,821
355,000	2.000	05/01/18	359,409
360,000	2.000	05/01/19	364,979
365,000	2.000	05/01/20	368,778
375,000	2.000	05/01/21	374,996
385,000	2.500	05/01/22	391,021
395,000	2.500	05/01/23	398,586
405,000	2.500	05/01/24	404,996
415,000	2.750	05/01/25	416,573
425,000	3.000	05/01/26	430,304

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
$90,000	2.125%	05/01/17	$90,012
95,000	2.500	05/01/18	95,349
90,000	2.750	05/01/19	90,983
100,000	3.000	05/01/20	101,218
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)(c)
12,375,000	5.000	10/01/16	12,375,000
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
280,000	2.000	11/01/17	282,778
320,000	2.000	11/01/18	324,829
325,000	2.000	11/01/19	329,761
330,000	2.250	11/01/20	336,326
330,000	2.250	11/01/21	333,798
335,000	2.250	11/01/22	334,809
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
290,000	2.000	05/01/17	291,383
295,000	2.000	05/01/18	298,201
300,000	2.000	05/01/19	303,543
310,000	2.000	05/01/20	312,886
100,000	2.000	05/01/21	100,304
100,000	2.125	05/01/22	99,816
100,000	2.375	05/01/23	99,908
100,000	2.500	05/01/24	99,520
100,000	2.750	05/01/25	99,771
100,000	3.000	05/01/26	100,081
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
320,000	3.750	05/01/17	323,312
330,000	4.000	05/01/18	340,214
345,000	4.125	05/01/19	362,667
375,000	4.375	05/01/21	408,581
390,000	4.500	05/01/22	432,042
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
110,000	2.250	05/01/17	109,961
110,000	2.500	05/01/18	110,270
115,000	2.875	05/01/19	116,612
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
200,000	2.000	05/01/17	200,840
240,000	2.000	05/01/18	241,894
245,000	2.000	05/01/19	246,347
250,000	2.000	05/01/20	250,170
255,000	2.250	05/01/21	255,770
260,000	2.250	05/01/22	259,592
Tampa Tax Allocation RB Refunding Cigarette – H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
425,000	4.000	09/01/17	436,696

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
$105,000	2.750%	05/01/17	$105,201
110,000	3.000	05/01/18	110,858
110,000	3.250	05/01/19	112,069
115,000	3.500	05/01/20	117,442
115,000	3.750	05/01/21	117,324
125,000	3.875	05/01/22	128,886
125,000	4.000	05/01/23	129,531
135,000	4.125	05/01/24	139,997
140,000	4.150	05/01/25	144,855
145,000	4.250	05/01/26	150,981
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	419,980
125,000	2.600	05/01/20	128,008
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
170,000	2.000	05/01/17	170,753
170,000	2.000	05/01/18	171,634
175,000	2.000	05/01/19	176,934
175,000	2.000	05/01/20	176,386
360,000	2.250	05/01/21	364,068
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
225,000	2.125	05/01/17	226,544
230,000	2.500	05/01/18	235,368
235,000	2.875	05/01/19	240,842
240,000	3.000	05/01/20	248,400
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
1,155,000	4.500	05/01/23	1,270,650
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,185,000	3.000	05/01/17	1,197,940
1,465,000	3.000	05/01/19	1,521,359
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
365,000	2.500	05/01/17	367,361
375,000	2.500	05/01/18	380,040
385,000	2.000	05/01/19	385,959
390,000	2.375	05/01/20	392,730
400,000	2.625	05/01/21	404,216
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.125	05/01/17	89,996
95,000	2.250	05/01/18	95,307
95,000	2.875	05/01/19	96,023

			146,124,295

Georgia – 1.6%
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (A/A2)
790,000	4.000	04/01/17	801,684

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
$1,650,000	4.000%	01/01/17	$1,662,391
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
1,500,000	5.000	10/01/16	1,500,000
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,154,051
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,985,000	4.000	04/01/17	3,031,954
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,060,298
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
11,495,000	4.000	09/01/17	11,828,240
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	16,339,950
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,081,783
4,215,000	5.000	03/01/18	4,460,692
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa1)(a)
7,700,000	1.140	07/01/17	7,700,000
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(b)
14,000,000	1.033	10/01/24	13,652,800
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,500,000
2,000,000	3.000	10/01/17	2,043,460
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,689,754

			74,507,057

Guam – 0.1%
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
300,000	2.000	12/01/16	300,411
355,000	5.000	12/01/17	369,175
1,000,000	5.000	12/01/18	1,072,710
1,500,000	5.000	12/01/19	1,652,535
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/18	278,674
1,525,000	5.000	11/15/21	1,754,512

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
$310,000	5.000%	07/01/21	$356,088
500,000	5.000	07/01/22	583,955

			6,368,060

Hawaii – 0.7%
Hawaii State GO Bonds Series 2015 DK (NR/NR)(c)
1,000,000	5.000	05/01/18	1,065,160
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)(f)
15,000,000	3.000	10/01/21	16,297,950
Honolulu City and County GO Bonds Series C (AA+/Aa1)
10,220,000	4.000	10/01/19	11,120,586
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,421,336

			30,905,032

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,018,070
2,095,000	4.000	08/01/18	2,214,834

			3,232,904

Illinois – 9.3%
Chicago Illinois Board of Education Dedicated Revenues Series 2007 D (AGM) (AA/A2)
5,000,000	5.000	12/01/21	5,177,950
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(d)
8,990,000	0.000	12/01/16	8,952,422
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(d)
11,185,000	0.000	12/01/16	11,138,247
Chicago Illinois Board of Education GO Bonds Refunding Series 1999 A (NATL-RE FGIC) (AA-/A3)(d)
1,070,000	0.000	12/01/17	1,031,576
6,595,000	0.000	12/01/19	5,960,759
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B+/NR)(a)
30,000,000	4.840	03/01/17	29,966,100
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-RE-IBC FGIC) (AA-/A3)
1,575,000	5.250	12/01/20	1,739,650
Chicago Illinois Capital Appreciation GO Bonds Refunding and Project Series C (BBB+/Ba1)(d)
4,645,000	0.000	01/01/23	3,506,046
Chicago Illinois Emergency Telephone System GO Bonds Refunding Series 1999 (NATL-RE) (AA-/A3)
9,750,000	5.500	01/01/23	10,850,092

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
$2,000,000	5.000%	01/01/23	$2,141,260
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/22	5,644,026
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,075,000	5.000	01/01/22	2,221,661
Chicago Illinois GO Bonds Refunding Capital Appreciation Series 2007 C (NATL-RE) (AA-/A3)
5,000,000	5.000	01/01/30	5,177,500
Chicago Illinois GO Bonds Refunding Series 2012 C (BBB+/Ba1)
14,345,000	5.000	01/01/22	15,358,905
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
1,350,000	5.000	01/01/20	1,412,276
2,000,000	5.000	01/01/21	2,119,560
16,000,000	5.000	01/01/22	17,130,880
13,250,000	5.000	01/01/23	14,185,847
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/19	435,332
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
2,500,000	5.000	12/01/16	2,508,875
6,450,000	4.000	12/01/17	6,534,302
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/21	4,606,600
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (AA/NR)
1,250,000	5.000	01/01/21	1,402,725
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/21	1,125,220
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/20	2,812,725
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A/Baa2)
550,000	4.000	11/01/16	551,073
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/19	1,654,155
1,000,000	4.000	11/15/20	1,089,690
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,251,088
1,295,000	4.000	12/01/17	1,340,727
1,365,000	4.000	12/01/18	1,445,166
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,650,000	3.000	12/01/17	1,689,352
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(a)
6,000,000	1.550	02/13/20	6,053,040

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
$220,000	4.000%	09/01/17	$224,965
255,000	4.000	09/01/20	275,862
500,000	4.000	09/01/21	547,725
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,435,371
Illinois State GO Bonds First Series 2001 (NATL-RE) (AA-/A3)
3,000,000	5.500	08/01/17	3,101,160
Illinois State GO Bonds Refunding Series 2006 (BBB+/Baa2)
225,000	5.000	01/01/17	227,137
Illinois State GO Bonds Refunding Series 2009 A (BBB+/Baa2)
16,000,000	4.000	09/01/20	16,407,520
Illinois State GO Bonds Refunding Series 2010 (BBB+/Baa2)
10,705,000	5.000	01/01/17	10,806,698
18,505,000	5.000	01/01/18	19,224,474
16,490,000	5.000	01/01/20	17,876,809
Illinois State GO Bonds Refunding Series 2012 (BBB+/Baa2)
6,970,000	5.000	08/01/17	7,176,591
7,295,000	5.000	08/01/19	7,854,891
10,925,000	5.000	08/01/20	11,981,229
Illinois State GO Bonds Series 2003 A (BBB+/Baa2)
7,525,000	5.000	10/01/16	7,525,000
Illinois State GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,096,632
Illinois State GO Bonds Series 2012 (BBB+/Baa2)
200,000	5.000	03/01/17	203,146
14,360,000	4.000	01/01/19	14,937,272
1,430,000	5.000	03/01/21	1,582,009
Illinois State GO Bonds Series 2012 A (BBB+/Baa2)
10,085,000	3.000	01/01/18	10,231,232
Illinois State GO Bonds Series 2013 (BBB+/Baa2)
9,070,000	5.000	07/01/17	9,318,518
3,645,000	5.000	07/01/19	3,916,735
Illinois State GO Bonds Series 2013 A (BBB+/Baa2)
2,250,000	5.000	04/01/17	2,291,985
Illinois State GO Bonds Series 2014 (BBB+/Baa2)
9,155,000	5.000	04/01/17	9,325,832
3,450,000	4.000	02/01/18	3,547,738
3,730,000	5.000	02/01/19	3,969,429
Illinois State Sales Tax RB Junior Obligation Series 2016 A (AAA/NR)
1,475,000	5.000	06/15/22	1,756,622
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (AAA/NR)
675,000	4.000	06/15/21	754,785
2,875,000	5.000	06/15/22	3,423,924
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (AAA/NR)
3,185,000	4.000	06/15/21	3,561,467
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	7,559,925
11,980,000	5.000	06/15/18	12,075,001

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
$2,245,000	3.000%	02/01/17	$2,260,333
2,690,000	3.000	02/01/18	2,761,554
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	850,996
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
10,000,000	5.000	06/01/17	10,275,300
Regional Transportation Authority Illinois GO Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,545,000	5.000	06/01/17	13,898,795
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/21	2,302,860
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)(c)
7,500,000	5.000	03/01/17	7,627,200
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A+/Aa3)
13,775,000	2.000	08/15/17	13,866,742
5,000,000	5.000	08/15/20	5,656,050
5,000,000	5.000	08/15/21	5,789,400

			438,721,741

Indiana – 0.6%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A2)(a)
15,000,000	1.850	10/01/19	15,179,250
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/WR)(c)
1,085,000	5.500	08/01/17	1,126,425
4,585,000	5.625	08/01/18	4,977,339
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	531,898
855,000	5.000	05/01/20	963,790
Indiana Health Facilities Financing Authority RB for Ascension Series 2001 (AA+/Aa2)(a)
4,590,000	1.600	02/01/17	4,599,685
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A/NR)
800,000	5.000	03/01/18	843,736
500,000	5.000	03/01/19	539,460
650,000	5.000	03/01/20	718,399

			29,479,982

Iowa – 0.1%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A/A2)
1,400,000	4.000	08/15/17	1,430,184
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/18	1,075,440

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Iowa – (continued)
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
$1,055,000	1.500%	07/01/17	$1,060,507

			3,566,131

Kansas – 1.1%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
2,735,000	2.000	09/01/19	2,813,112
3,810,000	2.000	09/01/20	3,939,235
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)
8,125,000	5.000	10/01/19	9,084,725
Johnson County Unified School District No. 512 GO Bonds for Kansas Shawnee Mission Series 2012 A (NR/Aaa)
6,085,000	4.000	10/01/18	6,456,002
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(a)
3,000,000	2.000	03/01/17	3,002,220
Sedgwick County Kansas Unified School District No. 259 GO Bonds Refunding and Improvement Series 2015 A (NR/Aa2)
3,455,000	4.000	10/01/20	3,844,966
3,000,000	4.000	10/01/21	3,399,360
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,550,000	4.000	09/01/17	2,622,522
2,640,000	3.000	09/01/18	2,742,960
2,585,000	4.000	09/01/19	2,810,412
Wichita GO Refunding Bonds Series 811 (AA+/Aa1)
5,405,000	5.000	06/01/18	5,766,432
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,075,000	3.000	10/01/17	1,097,715
1,130,000	3.000	10/01/19	1,197,755
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
1,400,000	5.000	12/01/16	1,409,128

			50,186,544

Kentucky – 1.8%
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	15,436,950
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A/Aa3)
5,040,000	4.000	08/01/17	5,168,470
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/Aa3)
4,480,000	5.000	11/01/18	4,828,320
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (AA-/Aa2)
950,000	2.000	07/01/20	975,944

State-Specific Municipal Debt Obligations – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A/A1)(a)
$10,000,000	1.150%	06/01/17	$10,004,500
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
1,000,000	5.000	10/01/18	1,076,930
625,000	5.000	10/01/19	694,525
550,000	5.000	10/01/20	628,622
Louisville & Jefferson County Metropolitan Sewer District, Kentucky Sewer & Drainage System RB Refunding Series 2016 C (AA/Aa3)
17,170,000	5.000	05/15/20	19,593,202
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A/A1)(a)
10,500,000	1.650	04/03/17	10,529,925
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A/A1)(a)
6,000,000	1.050	03/01/18	5,994,120
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)
3,730,000	5.000	10/01/18	4,029,221
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)
1,705,000	4.000	10/01/18	1,808,255
University of Louisville General Receipts RB Refunding Series 2016 C (AA-/Aa3)
4,680,000	3.000	09/01/21	5,054,587

			85,823,571

Louisiana – 0.8%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,331,200
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A1)
375,000	2.000	07/15/17	377,985
1,740,000	4.000	07/15/17	1,780,733
680,000	2.000	07/15/18	690,622
1,040,000	4.000	07/15/18	1,092,749
1,000,000	5.000	07/15/19	1,105,810
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,015,000	3.000	02/01/17	1,022,227
1,565,000	3.000	02/01/18	1,608,303
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A2)
1,250,000	3.000	12/01/16	1,253,975
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AMBAC) (AA/A1)(c)
8,250,000	5.000	06/01/17	8,474,895
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(a)
3,000,000	1.375	10/01/16	3,000,000

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
$500,000	5.000%	10/01/16	$500,000
2,825,000	5.000	10/01/17	2,936,192
New Orleans GO Bonds Refunding Series 2012 (AA-/A3)
4,145,000	4.000	12/01/16	4,164,274
4,030,000	4.000	12/01/17	4,166,133
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
610,000	4.000	12/01/16	613,032

			36,118,130

Maine – 0.1%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
685,000	5.000	10/01/19	760,980
1,985,000	4.000	10/01/20	2,192,671
1,345,000	4.000	10/01/21	1,510,865

			4,464,516

Maryland – 4.1%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
9,000,000	5.000	02/01/17	9,122,760
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,167,171
3,055,000	4.000	11/01/18	3,250,948
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,115,000	4.000	11/01/16	1,117,609
5,405,000	4.000	11/01/17	5,587,473
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries B (NATL-RE FGIC) (AA/Aa2)(b)
11,350,000	0.572	07/01/37	9,531,716
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (AA-/Aa3)(b)
7,025,000	0.692	07/01/37	5,727,847
Maryland State Department of Transportation Consolidated RB Series 2013 (AAA/Aa1)
6,965,000	4.000	02/15/20	7,668,465
Maryland State Department of Transportation Consolidated RB Series 2015 (AAA/Aa1)
8,220,000	5.000	02/01/18	8,664,127
15,995,000	5.000	02/01/19	17,514,045
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
1,250,000	4.000	06/01/17	1,274,850
795,000	4.000	06/01/18	833,247
600,000	4.000	06/01/19	643,284
600,000	4.000	06/01/20	656,292
660,000	4.000	06/01/21	735,808
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2014 C (AAA/Aaa)
68,585,000	5.000	08/01/21	81,290,371

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Maryland State GO Bonds for State and Local Facilities Loan Series 2012 B (AAA/Aaa)
$8,980,000	5.000%	03/15/20	$10,219,330
Maryland State GO Bonds for State and Local Facilities Loan Series 2013 B (AAA/Aaa)(c)
5,140,000	5.000	03/01/21	6,011,795
Prince George’s County GO Bonds Refunding for Consolidated Public Improvement Bonds Series 2016 B (AAA/Aaa)
5,000,000	4.000	07/15/21	5,688,000
University of Maryland RB Refunding for Maryland Auxiliary Facility & Tuition Series 2016 B (AA+/Aa1)
4,970,000	3.000	04/01/21	5,391,556
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(a)
2,010,000	1.250	06/01/18	2,015,246
Washington Suburban Sanitary District GO Bonds Refunding Consolidated Public Improvement Series 2015 (AAA/Aaa)
9,905,000	3.000	06/01/19	10,454,926

			195,566,866

Massachusetts – 3.6%
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA+/Aa2)(d)
8,255,000	0.000	07/01/21	7,745,089
Massachusetts Commonwealth General Obligation Refunding Bonds Series 2016 C (AA+/Aa1)
6,985,000	5.000	04/01/20	7,935,449
20,000,000	5.000	04/01/22	24,060,800
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aa1)
4,000,000	5.000	06/01/20	4,582,200
11,155,000	5.000	06/01/21	13,174,055
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A+/A1)(a)
7,000,000	1.420	03/30/17	6,994,540
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA-/Aa3)(a)
19,530,000	1.390	01/30/18	19,494,455
Massachusetts School Building Authority RB Refunding Senior Dedicated Sales Tax Series 2012 B (AA+/Aa2)
3,000,000	5.000	08/15/20	3,454,590
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/A1)
10,000,000	1.500	08/01/19	10,133,200
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(b)
15,000,000	1.077	05/01/37	14,101,200
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(b)
26,250,000	1.077	05/01/37	24,689,700
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(b)
7,000,000	1.270	01/01/18	7,003,360

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(b)
$6,000,000	1.200%	02/01/17	$6,000,900
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(b)
8,000,000	1.057	11/01/25	7,905,600
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(a)
2,735,000	1.700	11/01/16	2,736,368
Massachusetts State Health & Educational Facilities Authority RB for Massachusetts Institute of Technology Series 2008 O (AAA/Aaa)(c)
8,750,000	5.000	07/01/18	9,370,637

			169,382,143

Michigan – 3.9%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,500,000	5.000	05/01/22	2,970,450
1,275,000	5.000	11/01/22	1,531,415
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,404,324
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (A-/Baa1)
1,295,000	5.000	07/01/17	1,325,433
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (AA-/NR)
1,250,000	5.000	05/01/20	1,410,913
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Bonds Refunding Series 2014 (Q-SBLF) (AA-/NR)
250,000	5.000	05/01/17	255,602
365,000	5.000	05/01/18	386,652
900,000	5.000	05/01/19	987,084
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,525,377
3,500,000	5.000	08/01/21	4,071,270
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
200,000	5.000	11/15/19	223,138
200,000	5.000	11/15/20	229,182
500,000	5.000	11/15/21	586,320
Michigan Finance Authority Local Government Loan Program RB for City Of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (MUN GOVT GTD) (A-/A2)
3,500,000	5.000	04/01/20	3,906,035
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/20	524,355
500,000	3.600	10/01/21	532,415
500,000	3.800	10/01/22	542,905

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
$5,125,000	5.000%	07/01/21	$5,914,506

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

5,570,000	5.000	07/01/17	5,733,535
1,500,000	5.000	07/01/18	1,598,040
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,566,227
10,000,000	5.000	07/01/21	11,540,500
9,225,000	5.000	07/01/22	10,888,175
5,000,000	5.000	07/01/23	6,003,950

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

7,410,000	5.000	07/01/18	7,894,318
5,000,000	5.000	07/01/19	5,486,150
1,390,000	5.000	07/01/20	1,566,210
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (A-/Baa1)
200,000	3.000	07/01/17	202,846
700,000	5.000	07/01/19	767,067
375,000	5.000	07/01/20	421,811
750,000	5.000	07/01/21	862,583
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,400,000	4.000	07/01/18	1,454,418
1,125,000	5.000	07/01/19	1,221,705
1,200,000	5.000	07/01/20	1,336,836
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,255,000	4.000	10/01/17	1,289,437
1,135,000	5.000	10/01/18	1,214,632
825,000	5.000	10/01/19	909,340
1,140,000	5.000	10/01/20	1,263,610
Michigan Finance Authority RB for Detroit School District Series 2011 (ETM) (ST AID WITHHLDG) (B/NR)(c)
7,500,000	5.250	06/01/17	7,704,150
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (ETM) (ST AID WITHHLDG) (B/NR)(c)
1,375,000	4.000	06/01/17	1,401,235

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
$9,000,000	5.000%	01/01/18	$9,461,520
10,000,000	5.000	07/01/19	11,100,900
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/20	4,530,020
Michigan Flushing Community Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/19	1,114,360
500,000	4.000	05/01/20	546,970
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(a)
3,050,000	2.000	05/30/18	3,100,874
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(a)
10,800,000	1.500	08/01/17	10,831,644
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(a)
4,000,000	1.450	09/01/21	3,990,560
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 2008 ET-2 (A/Aa3)(a)
2,000,000	1.450	09/01/21	1,995,280
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
645,000	4.000	05/01/17	655,526
1,000,000	5.000	05/01/18	1,059,480
2,475,000	5.000	05/01/20	2,775,168
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	916,825
700,000	4.000	05/01/19	750,050
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,659,990
St. Clair County Michigan East China School District 2015 School Bus GO Bonds Refunding Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/19	3,316,549
University of Michigan RB Refunding Series 2010 C (AAA/Aaa)
4,555,000	5.000	04/01/21	5,174,799
Warren Consolidated School District Unlimited Tax GO Bonds Refunding Series 2016 B (BAM) (AA/NR)
1,260,000	4.000	05/01/17	1,281,798
1,625,000	4.000	05/01/18	1,698,499
1,790,000	5.000	05/01/19	1,963,200
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2015 A (Q-SBLF) (AA-/NR)
1,420,000	4.000	05/01/19	1,513,322
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2016 A (Q-SBLF) (AA-/NR)
1,260,000	4.000	05/01/20	1,369,154
1,000,000	5.000	05/01/21	1,143,620
1,000,000	5.000	05/01/22	1,168,920

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
$1,270,000	5.000%	12/01/18	$1,368,413
1,385,000	5.000	12/01/19	1,539,275
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,060,740

			182,741,607

Minnesota – 0.7%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(d)
675,000	0.000	02/01/21	637,686
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds Series 2012 A (SD CRED PROG) (AA+/NR)
3,575,000	4.000	02/01/17	3,612,287
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
2,595,000	1.500	06/01/17	2,607,196
3,190,000	1.500	06/01/18	3,222,953
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,084,379
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	529,405
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,477,964
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,000,000	3.000	02/01/17	1,007,220

			32,179,090

Mississippi – 0.1%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,846,461

Missouri – 1.5%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,111,967
2,075,000	4.000	09/01/19	2,247,225
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
1,180,000	4.000	06/01/18	1,236,770
960,000	4.000	06/01/19	1,019,136
1,000,000	4.000	06/01/20	1,080,800

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
$34,540,000	5.000%	05/01/18	$36,796,153
24,275,000	5.000	05/01/19	26,806,397
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	816,369

			72,114,817

Montana – 0.4%
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A1)
11,000,000	2.000	08/01/23	11,062,920
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,610,736
2,000,000	3.000	06/01/17	2,026,460
1,750,000	3.000	06/01/18	1,807,015
800,000	4.000	06/01/18	839,168

			17,346,299

Nebraska – 0.6%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa3)(a)
20,000,000	5.000	12/01/19	22,247,400
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	776,674
435,000	4.000	11/01/17	448,455
750,000	4.000	11/01/19	800,715
690,000	4.000	11/01/20	749,340
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa3)
1,215,000	2.000	10/15/16	1,215,401
1,765,000	3.000	10/15/17	1,803,936
1,785,000	3.000	10/15/18	1,855,025

			29,896,946

Nevada – 1.5%
Clark County Department of Aviation RB Refunding for Airport System Junior Subordinate Lien Series 2015 B (AMT) (A+/A2)
18,285,000	3.000	07/01/17	18,549,218
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB/NR)
3,375,000	4.000	08/01/17	3,422,216
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	12,710,152
10,300,000	5.000	06/15/19	11,372,127
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
2,700,000	4.000	12/01/16	2,713,554
2,810,000	4.000	12/01/17	2,824,725

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
Nevada State Limited Tax GO Bonds Refunding for Capital Improvement Series 2015 D (AA/Aa2)
$18,085,000	5.000%	04/01/21	$21,165,961

			72,757,953

New Hampshire – 1.0%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A1)(b)
50,475,000	0.613	05/01/21	46,183,938
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(a)
1,200,000	2.125	06/01/18	1,214,568

			47,398,506

New Jersey – 6.1%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
2,025,000	1.000	03/01/17	2,025,486
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,725,000	2.000	12/01/16	1,728,364
2,355,000	2.000	12/01/17	2,386,062
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
1,080,000	2.000	05/01/18	1,097,820
1,275,000	2.000	05/01/19	1,305,332
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
785,000	4.000	11/01/16	785,950
1,000,000	4.000	11/01/17	1,018,320
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,197,427
1,300,000	5.000	11/01/19	1,451,892
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(a)
2,950,000	2.125	12/01/17	2,984,279
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
1,245,000	3.000	10/01/17	1,271,805
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/A1)
700,000	4.000	02/15/19	744,807
725,000	4.000	02/15/20	787,415
1,025,000	4.000	02/15/21	1,133,681
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
2,155,000	0.050	02/01/18	2,132,092
2,355,000	0.050	02/01/19	2,304,297
Mercer County New Jersey GO Bonds Series 2016 (AA+/NR)
2,580,000	1.500	07/15/18	2,605,413
2,535,000	1.500	07/15/19	2,567,524
2,730,000	1.500	07/15/20	2,770,295
3,380,000	1.500	07/15/21	3,414,341

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
$2,845,000	2.000%	01/15/17	$2,854,901
Middlesex County New Jersey GO Bonds for General Improvements Series 2016 (AAA/NR)
4,675,000	3.000	01/15/20	4,978,828
Morris County Improvement Authority RB Refunding for Governmental Loan Series 2015 (CNTY GTD) (AAA/Aaa)
4,000,000	3.000	05/01/19	4,214,160
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (A-/A3)
2,845,000	5.000	12/15/16	2,867,675
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (ETM) (NR/NR)(c)
4,655,000	5.000	12/15/16	4,692,938
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2011 GG (ETM) (ST APPROP) (NR/A3)(c)
4,485,000	5.000	09/01/19	4,997,456
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB/Baa2)
1,240,000	5.000	07/01/17	1,271,273
1,265,000	4.000	07/01/18	1,319,281
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,085,000	3.000	07/01/19	2,185,789
2,150,000	3.000	07/01/20	2,284,568
2,210,000	3.000	07/01/21	2,373,209
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (BBB/Baa2)
750,000	5.000	07/01/21	874,492
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A-/A3)
350,000	5.000	07/01/17	360,223
400,000	5.000	07/01/18	426,716
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)(f)
6,600,000	5.000	07/01/17	6,654,978
4,300,000	5.000	07/01/18	4,477,676
1,530,000	5.000	07/01/19	1,637,880
1,000,000	5.000	07/01/20	1,097,060
1,000,000	5.000	07/01/21	1,120,170
1,240,000	5.000	07/01/22	1,411,046
New Jersey State GO Bonds Refunding Series 2016 T (A/A2)
7,515,000	5.000	06/01/18	7,980,329
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	8,002,650
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/20	24,759,900
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A2)(b)
21,625,000	1.365	01/01/30	19,306,562

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A2)(b)
$21,500,000	1.470%	01/01/30	$19,195,305
New Jersey State Turnpike Authority RB Series 2012 B (A+/A2)
10,000,000	5.000	01/01/19	10,864,600
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A-/A3)(d)
5,365,000	0.000	12/15/26	3,793,109
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (A-/A3)
2,945,000	5.000	06/15/19	3,196,562
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (A-/A3)
1,900,000	5.000	06/15/17	1,950,559
10,000,000	5.000	06/15/21	11,218,300
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A-/A3)
1,000,000	5.000	06/15/21	1,121,830
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (A-/A3)
15,550,000	5.250	12/15/20	17,513,032
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2008 A (AA+/Aaa)(c)
1,435,000	6.000	12/15/18	1,594,974
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (A-/A3)
3,015,000	5.000	12/15/23	3,506,234
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
1,000,000	5.000	06/15/17	1,026,610
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (A-/A3)
2,010,000	4.000	06/15/18	2,094,762
1,485,000	5.000	06/15/20	1,639,499
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A3)
6,800,000	5.500	12/15/16	6,860,792
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A3)
5,115,000	5.000	06/15/23	5,809,003
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (A-/A3)
6,235,000	5.000	12/15/19	6,859,685
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (A-/A3)
26,545,000	5.250	12/15/23	31,304,253
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A2)(a)
2,750,000	0.921	01/01/18	2,741,585
Somerset County New Jersey GO Bonds Series 2015 B (AAA/Aaa)
1,215,000	2.000	07/01/18	1,238,850

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
$855,000	3.000%	07/15/17	$868,406
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,375,958
Union County New Jersey GO Bonds Refunding Series B (ETM) (NR/NR)(c)
25,000	3.000	03/01/19	26,204
Union County New Jersey GO Bonds Series B (AA+/Aa1)
1,240,000	3.000	03/01/19	1,300,004
Wayne Township School District GO Refunding and General Improvement Bonds Series 2016 (NR/Aaa)
1,250,000	2.000	07/15/19	1,282,412
1,300,000	2.000	07/15/20	1,342,679

			289,587,569

New Mexico – 0.6%
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(a)
15,000,000	1.875	10/01/21	15,007,050
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,059,185
New Mexico State Severance Tax RB Series 2010 A (AA-/Aa2)
2,000,000	5.000	07/01/17	2,061,140
New Mexico State Severance Tax RB Series 2011 A-1 (AA-/Aa2)
5,475,000	5.000	07/01/17	5,642,371

			28,769,746

New York – 14.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (NR/Baa3)
1,250,000	5.000	07/15/21	1,455,350
500,000	5.000	07/15/22	594,360
500,000	5.000	07/15/23	604,485
City of Yonkers New York School GO Bonds Refunding Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	3,106,490
3,135,000	5.000	09/01/19	3,480,790
Long Island Power Authority Electric System RB Refunding Series 2008 A (BHAC) (AA+/Aa1)(c)
20,000,000	5.500	05/01/19	22,312,200
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A1)(a)
20,425,000	5.000	11/15/19	22,861,090
Metropolitan Transportation Authority RB Refunding Series 2012 C (AA-/A1)
730,000	4.000	11/15/16	732,643
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (AA-/A1)(a)
13,675,000	5.000	02/15/20	15,362,358
Metropolitan Transportation Authority RB Series 2011 B (AA-/A1)(a)
50,000,000	0.701	11/01/17	49,860,000

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO Bonds Fiscal 2014 Series 2013 D Subseries D3 (AA/Aa2)(a)
$3,000,000	0.860%	10/03/16	$3,000,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(a)
7,500,000	0.860	10/03/16	7,500,000
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(b)
6,250,000	1.390	08/01/25	6,253,625
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	55,823,467
New York City Transitional Finance Authority Fiscal 2016 Subseries E-4 (AAA/Aa1)(a)
6,400,000	0.860	10/03/16	6,400,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	9,005,745
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(c)
2,030,000	5.000	11/01/17	2,119,482
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series C (AAA/Aa1)(a)
10,000,000	0.860	10/03/16	10,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (AAA/Aa1)
5,240,000	5.000	11/01/17	5,474,490
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (ETM) (NR/NR)(c)
6,890,000	5.000	11/01/17	7,193,711
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-4 (AAA/Aa1)(a)
9,000,000	0.860	10/10/16	9,000,000
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	13,905,622
3,775,000	5.000	11/01/22	4,597,799
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2015 E (AAA/Aa1)
7,145,000	5.000	03/15/21	8,357,149
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
2,215,000	4.000	05/01/17	2,252,810
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB/Baa3)
3,000,000	4.000	09/01/17	3,073,470
3,665,000	5.000	09/01/18	3,937,383
New York State Dormitory Authority State Sales Tax RB Series 2015 A (AAA/Aa1)
23,960,000	5.000	03/15/19	26,323,654
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
15,275,000	5.000	03/15/20	17,366,453
30,000,000	5.000	03/15/21	35,146,500
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	8,777,558

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(b)
$70,150,000	0.980%	05/01/34	$63,619,780
New York State Energy Research & Development Authority Pollution Control RB for Rochester Gas & Electric Corp. Series (NATL-RE) (AA-/A3)(a)
6,550,000	1.260	08/01/32	5,927,750
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(b)
27,750,000	1.365	07/01/34	24,951,265
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,295,346
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,122,640
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	32,484,586
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	6,572,664
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/20	22,731,000
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
28,510,000	5.000	03/15/21	33,346,722
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	27,928,444
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/20	5,363,040
2,000,000	5.000	01/01/21	2,295,280
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
700,000	5.000	04/01/17	714,231
670,000	4.000	04/01/18	700,545
300,000	5.000	04/01/19	329,502
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	1,921,615
2,250,000	5.000	03/01/19	2,439,248
3,000,000	5.000	03/01/20	3,344,130
Rockland County New York GO Bonds Refunding Series 2014 (BAM) (AA/Baa1)
1,500,000	3.000	02/15/19	1,558,380
635,000	3.000	02/15/20	667,810
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,590,829

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Suffolk County New York GO Bonds for Public Improvement Series 2016 A (AGM) (AA/NR)
$3,620,000	2.000%	06/15/18	$3,680,020
4,080,000	2.000	06/15/19	4,175,023
Suffolk County New York Refunding Serial Bonds Series 2012 B (A/A3)
2,000,000	4.000	10/01/16	2,000,000
1,000,000	4.000	10/01/17	1,030,050
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	378,610
490,000	4.000	06/01/18	515,985
575,000	5.000	06/01/19	634,961
620,000	5.000	06/01/20	699,967
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (ST APPROP) (AA/NR)
30,000,000	5.000	06/01/17	30,793,800
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(a)
7,500,000	0.871	01/03/17	7,500,375
Utility Debt Securitization Authority Restructuring RB Refunding Series 2016 B (AAA/Aaa)
780,000	5.000	06/15/20	834,608
1,975,000	5.000	12/15/23	2,349,618
Westchester County GO Bonds Refunding Series 2016 A (AAA/Aa1)
5,000,000	5.000	01/01/22	6,021,100
Yonkers New York GO Bonds Series 2011 A (AGM) (A/A3)
2,000,000	5.000	10/01/16	2,000,000

			678,397,608

North Carolina – 1.2%
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (ETM) (AAA/WR)(c)
4,760,000	5.000	01/01/21	5,530,977
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(c)
4,535,000	5.000	01/01/17	4,579,851
4,900,000	5.000	01/01/19	5,337,374
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(c)
2,000,000	3.000	01/01/18	2,051,120
1,275,000	5.000	01/01/18	1,338,916
2,000,000	3.000	01/01/19	2,090,140
1,000,000	5.000	01/01/19	1,089,260
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	17,274,501
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(a)
9,220,000	4.000	03/01/18	9,460,181
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,065,000	4.000	12/01/16	1,070,038
1,375,000	5.000	12/01/18	1,491,985

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
Raleigh North Carolina Combined Enterprise System RB Refunding Series 2015 B (AAA/Aa1)
$6,140,000	5.000%	12/01/20	$7,131,733

			58,446,076

Ohio – 0.7%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,425,000	5.000	12/01/16	1,433,835
1,740,000	5.000	12/01/17	1,822,842
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,740,000	5.125	06/01/24	13,387,157
3,415,000	5.375	06/01/24	3,373,678
City of Columbus Various Purpose Limited Tax Bonds Series 2016 B (AAA/Aaa)
1,600,000	1.500	08/15/21	1,624,880
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA/A1)
1,455,000	5.000	12/01/20	1,675,258
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	502,510
1,180,000	4.000	12/01/17	1,223,058
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
315,000	2.250	01/01/17	315,706
400,000	4.000	01/01/18	412,220
415,000	4.000	01/01/19	435,874
435,000	4.000	01/01/20	463,980
Hamilton County Sales Tax RB Refunding Series 2016 A (AA-/A1)
3,100,000	3.000	12/01/19	3,274,220
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,133,055
800,000	4.000	10/01/18	839,528
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(b)
2,250,000	1.310	01/01/18	2,247,390
University of Akron General Receipts Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/19	1,169,080

			35,334,271

Oklahoma – 0.7%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,564,399
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
5,000,000	2.000	01/01/18	5,055,200
3,585,000	2.000	01/01/19	3,649,745
2,900,000	2.000	01/01/21	2,981,026

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
$5,470,000	2.000%	03/01/17	$5,494,943
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds Series 2015 (AA/NR)
5,000,000	2.000	03/01/17	5,022,800
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa3)
2,160,000	2.000	01/01/17	2,165,681
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
2,445,000	2.000	01/01/17	2,451,431
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/19	6,515,208

			34,900,433

Oregon – 1.0%
Lane County Oregon Springfield School District No. 19 GO Bonds Refunding Series 2015 (SCH BD GTY) (AA+/Aa1)(d)
3,740,000	0.000	06/15/20	3,505,540
3,780,000	0.000	06/15/21	3,463,727
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
790,000	2.000	06/15/17	796,660
1,165,000	2.000	06/15/18	1,188,079
1,445,000	3.000	06/15/19	1,518,868
Oregon State GO Bonds for Article XI-M Seismic Projects Series 2016 H (AA+/Aa1)
355,000	3.000	06/01/18	367,699
340,000	3.000	06/01/19	358,693
1,550,000	3.000	06/01/20	1,663,305
Oregon State GO Bonds for Article XI-Q State Projects Series 2016 D (AA+/Aa1)
1,875,000	2.000	05/01/18	1,909,481
1,800,000	3.000	05/01/19	1,896,372
4,265,000	3.000	05/01/20	4,571,355
Oregon State GO Bonds Refunding for Article XI-Q State Projects Series 2016 F (AA+/Aa1)
755,000	2.000	05/01/19	776,261
2,475,000	3.000	05/01/20	2,652,779
Oregon State GO Bonds Refunding for Article XI-Q State Projects Series 2016 G (AA+/Aa1)
430,000	3.000	11/01/18	448,950
405,000	3.000	11/01/19	430,458
2,860,000	3.000	11/01/20	3,079,362
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,196,232
1,120,000	3.000	08/01/18	1,163,859
Portland City RB Refunding for Sewer System First Lien Series 2016 A (AA/Aa2)
6,820,000	5.000	06/15/20	7,793,555

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
$10,000,000	5.000%	06/15/18	$10,701,800

			49,483,035

Pennsylvania – 2.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	797,078
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
645,000	4.250	12/15/17	669,033
Allentown School District GO Refunding Series 2016 (AGM) (ST AID WITHHLDG) (AA/NR)
500,000	2.000	02/15/19	507,525
1,560,000	4.000	02/15/20	1,689,480
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
500,000	3.000	07/01/17	506,670
1,265,000	3.000	07/01/18	1,300,293
310,000	3.000	07/01/19	321,833
265,000	4.000	07/01/20	286,282
1,000,000	4.000	07/01/21	1,095,670
Chester County Downingtown Area School District GO Bonds Series 2010 (ST AID WITHHLDG) (NR/Aaa)(a)
5,000,000	1.540	05/01/19	5,001,400
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
515,000	3.000	08/01/17	519,758
530,000	3.000	08/01/18	538,475
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/19	567,373
1,000,000	4.000	01/01/20	1,082,360
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
1,000,000	4.000	10/01/18	1,049,610
1,000,000	4.000	10/01/19	1,070,980
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(a)
5,000,000	2.500	04/01/20	5,087,250
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
6,635,000	5.000	07/01/19	7,363,523
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
6,965,000	5.000	07/01/22	7,057,774
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(a)
1,400,000	1.250	05/01/17	1,400,658
1,750,000	1.500	05/01/18	1,751,137

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
$16,335,000	5.000%	07/01/20	$18,152,105
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
440,000	3.000	05/01/17	444,325
1,165,000	5.000	05/01/18	1,228,108
1,000,000	5.000	05/01/19	1,084,810
Pennsylvania Higher Educational Facilities Authority Student Housing RB for University Properties, Inc. Student Housing Project Series 2016 C-1B (NR/MIG1)
5,000,000	0.875	02/01/18	4,977,550
Pennsylvania State Commonwealth GO Bonds First Refunding Series 2015 (AA-/Aa3)
8,115,000	5.000	08/15/20	9,225,538
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
500,000	3.000	09/01/17	509,310
550,000	4.000	09/01/17	565,185
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AA-/Aa3)
3,000,000	5.000	09/15/18	3,227,460
16,775,000	5.000	09/15/19	18,644,574
13,670,000	5.000	09/15/20	15,574,641
Pennsylvania State Commonwealth GO Bonds Refunding Second Series 2010 A (AA-/Aa3)
7,520,000	5.000	05/01/21	8,564,378
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (AA-/Aa3)
2,175,000	5.000	08/15/20	2,472,649
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/22	5,972,100
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A/A1)(b)
7,000,000	1.720	12/01/20	6,978,930
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BBB-/Ba2)
2,000,000	5.000	07/01/17	2,048,200

			139,334,025

Puerto Rico – 1.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
14,595,000	5.000	07/01/17	11,640,534
7,285,000	5.000	07/01/19	5,755,296
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (D/Caa3)
1,030,000	5.500	07/01/17	773,654
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(b)
36,100,000	0.953	07/01/29	26,353,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (D/Caa3)(b)
25,850,000	1.133	07/01/31	16,414,750

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)(g)
$654,385	5.500%	07/01/16	$359,912
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Caa3)(a)
1,000,000	5.500	07/01/17	1,012,210
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (D/Caa3)(a)
10,850,000	5.750	07/01/17	6,568,807
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
5,000,000	5.500	08/01/28	2,637,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
8,000,000	5.500	08/01/21	4,220,000
10,000,000	5.500	08/01/22	5,275,000
19,315,000	5.500	08/01/23	10,188,662

			91,199,325

Rhode Island – 0.3%
Providence GO Bonds Series 2013 A (BBB-/Baa1)
315,000	4.000	01/15/18	326,268
1,545,000	5.000	01/15/19	1,672,864
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	622,326
500,000	4.000	09/15/18	528,115
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
385,000	3.000	05/15/17	389,986
280,000	4.000	05/15/18	293,759
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
8,300,000	2.250	06/01/41	8,365,985

			12,199,303

South Carolina – 1.0%
Anderson County School District No. 5 GO Bonds Refunding Series 2016 (SCSDE) (AA/Aa1)
1,645,000	5.000	03/01/21	1,919,370
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,513,294
Clemson University RB Refunding Series 2012 (AA-/Aa2)
4,440,000	2.000	05/01/17	4,471,124
5,000,000	2.000	05/01/18	5,090,400
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/18	732,866
2,985,000	2.000	07/01/19	3,059,715

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA/NR)
$1,905,000	4.000%	11/01/16	$1,909,458
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
5,895,000	5.000	03/01/17	5,996,217
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
6,000,000	3.600	02/01/17	6,054,300
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aaa)
2,000,000	4.000	03/01/17	2,026,340
Richland County South Carolina School District No. 1 GO Bonds Refunding Series 2014 B (SCSDE) (AA/Aa1)
2,755,000	5.000	03/01/18	2,912,779
2,920,000	5.000	03/01/19	3,202,043
3,165,000	5.000	03/01/20	3,590,091
South Carolina Jobs-Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,502,325
Spartanburg County South Carolina School District No. 1 GO Bonds Refunding Series 2014 D (SCSDE) (AA/Aa1)
1,310,000	5.000	03/01/18	1,382,377

			46,362,699

Tennessee – 0.1%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
875,000	5.250	09/01/17	909,807
Tennessee State GO Bonds Refunding Special Tax Series 2015 B (AAA/Aaa)
2,210,000	5.000	08/01/20	2,546,959
Tennessee State GO Bonds Special Tax Series 2015 A (AAA/Aaa)
2,655,000	5.000	08/01/20	3,059,808

			6,516,574

Texas – 8.8%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,879,719
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa2)(a)
7,500,000	5.000	01/07/21	8,424,600
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/18	1,107,271
725,000	3.000	08/15/19	765,158
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,168,307
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,778,053
845,000	4.000	03/01/19	906,144

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
$300,000	3.000%	09/01/17	$304,902
250,000	3.000	09/01/18	257,113
375,000	3.000	09/01/19	390,386
Corpus Christi Independent School District Unlimited Tax Refunding Series 2016 (PSF-GTD) (AAA/Aaa)
2,860,000	4.000	08/15/21	3,237,005
Cypress-Fairbanks Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 2014 C (PSF-GTD) (AAA/Aaa)
5,455,000	4.000	02/15/19	5,831,886
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008 (BHAC-CR) (AA+/Aa1)(c)
20,000,000	5.250	12/01/18	21,825,800
Dallas County Highland Park Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (NR/Aaa)
2,070,000	4.000	02/15/20	2,274,723
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,070,456
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	751,785
250,000	4.000	11/01/17	258,440
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
1,750,000	5.000	11/01/18	1,897,718
East Central Independent School District Unlimited Tax for School Building Series 2016 (PSF-GTD) (AAA/Aaa)
1,115,000	4.000	08/15/18	1,178,432
1,160,000	4.000	08/15/19	1,255,503
1,205,000	4.000	08/15/20	1,335,767
1,255,000	4.000	08/15/21	1,421,702
1,305,000	4.000	08/15/22	1,502,407
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa2)
2,000,000	4.000	03/01/19	2,144,220
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(d)
1,930,000	0.000	02/15/17	1,924,171
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
6,640,000	2.000	02/15/18	6,739,467
4,710,000	3.000	02/15/19	4,930,381
Grand Prairie Independent School District GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)
1,915,000	2.000	08/15/18	1,953,434
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
2,250,000	4.000	08/15/17	2,311,065
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A+/A1)(b)
16,275,000	1.049	07/01/32	15,302,528

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(b)
$19,425,000	1.044%	07/01/32	$18,282,980
Houston Independent School District Limited Tax GO Bonds Refunding Series 2014 B (PSF-GTD) (AAA/Aaa)
10,000,000	5.000	02/15/18	10,554,700
12,000,000	5.000	02/15/19	13,140,840
Judson Independent School District Unlimited Tax Refunding for School Building Series 2016 (PSF-GTD) (AAA/Aaa)
2,510,000	3.000	02/01/18	2,578,096
2,000,000	4.000	02/01/19	2,138,320
2,120,000	3.000	02/01/20	2,254,599
1,200,000	5.000	02/01/22	1,435,776
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 (AGM) (AA/NR)
370,000	3.000	09/01/19	384,219
390,000	3.000	09/01/20	408,022
310,000	3.000	09/01/21	325,450
330,000	3.000	09/01/22	349,048
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(a)
5,000,000	1.050	08/15/18	4,999,950
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2015 A (PSF-GTD) (AAA/NR)(d)
2,000,000	0.000	08/15/19	1,945,380
1,500,000	0.000	08/15/20	1,440,000
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)(d)
2,500,000	0.000	08/16/20	2,399,925
5,000,000	0.000	08/16/21	4,719,600
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,396,888
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(a)
7,315,000	1.750	08/01/17	7,362,767
Midway Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (PSF-GTD) (AAA/NR)
4,905,000	5.000	08/01/21	5,770,634
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/18	5,089,350
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
200,000	4.000	04/01/17	202,712
170,000	4.000	04/01/20	183,610
400,000	4.000	04/01/21	438,508
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
145,000	4.000	04/01/19	153,567
300,000	4.000	04/01/20	322,749
620,000	4.000	04/01/21	674,374

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Contract RB Refunding & Improvement Series 2016 (AAA/Aa1)
$1,755,000	4.750%	06/01/19	$1,929,447
1,860,000	5.000	06/01/20	2,125,664
1,975,000	5.000	06/01/21	2,322,620
2,085,000	5.000	06/01/22	2,515,677
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A1)
4,470,000	6.000	01/01/19	4,751,297
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(a)
18,000,000	1.950	01/01/19	18,189,360
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/19	3,262,200
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/20	2,247,480
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(a)
5,000,000	1.510	01/01/20	5,023,750
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,070,000	4.000	01/01/18	1,110,628
1,000,000	5.000	01/01/19	1,086,700
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(a)
6,655,000	1.200	08/01/17	6,663,652
Northwest Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/Aaa)
1,940,000	2.000	02/15/19	1,986,521
Plano Independent School District GO Bonds for School Building Series 2016 (PSF-GTD) (AAA/Aaa)
16,415,000	5.000	02/15/21	19,110,671
Round Rock Independent School District Unlimited Tax GO Bonds for School Building Series 2015 (PSF-GTD) (AAA/Aaa)(a)
20,500,000	1.500	08/01/21	20,376,795
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/19	2,574,674
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(a)
5,000,000	2.000	12/01/18	5,065,600
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(a)
7,000,000	2.000	12/01/16	7,012,250
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(a)
8,720,000	2.000	08/01/17	8,794,730
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(a)
9,700,000	2.000	08/01/18	9,862,281

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 A (AAA/Aaa)
$2,250,000	5.000%	05/15/18	$2,399,085
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 B (AAA/Aaa)
2,650,000	5.000	05/15/18	2,825,589
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,000,000	5.000	12/15/16	3,025,350
5,000,000	5.000	12/15/17	5,243,550
4,500,000	5.000	12/15/18	4,890,690
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (BBB+/Baa1)
6,110,000	5.625	12/15/17	6,298,982
Texas Municipal Gas Acquisition and Supply Corp. I RB for Gas Supply Senior Lien Series 2006 B (BBB+/Baa1)(b)
1,975,000	1.120	12/15/17	1,967,949
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	9,207,354
Texas Public Finance Authority GO Refunding Bonds Series 2016 (AAA/Aaa)
4,190,000	5.000	10/01/20	4,847,327
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(a)
5,000,000	5.000	04/01/20	5,630,800
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	22,003,200
2,500,000	5.000	04/01/21	2,933,075
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	15,534,529
Texas Water Development Board State Water Implementation Fund RB Series 2015 A (AAA/NR)
2,300,000	4.000	10/15/19	2,503,826
1,305,000	4.000	04/15/20	1,439,415
Travis County GO Bonds for Texas Unlimited Tax Road Series 2016 (AAA/Aaa)
3,035,000	1.500	03/01/18	3,062,922
3,265,000	1.500	03/01/20	3,312,930

			414,219,177

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(e)
250,000	5.000	09/01/18	264,162
645,000	5.000	09/01/19	699,206
825,000	5.000	09/01/20	913,325
2,015,000	5.000	09/01/21	2,276,063

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
U.S. Virgin Islands – (continued)
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
$8,430,000	2.250%	10/01/17	$8,305,152
2,085,000	4.000	10/01/22	2,012,484

			14,470,392

Utah – 0.3%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2015 (SCH BD GTY) (AAA/Aaa)
11,550,000	5.000	03/15/19	12,704,192
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/17	518,070
500,000	5.000	09/01/18	537,160
500,000	5.000	09/01/19	550,770

			14,310,192

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (BBB+/Baa1)
1,420,000	4.000	10/01/16	1,420,000
1,680,000	4.000	10/01/17	1,724,251
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A-/A3)
500,000	3.000	12/01/17	510,930
450,000	4.000	12/01/19	487,148
400,000	4.000	12/01/20	441,324
350,000	5.000	12/01/21	408,278

			4,991,931

Virginia – 2.7%
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)
9,995,000	4.000	10/01/21	11,413,990
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(a)
2,750,000	1.550	10/01/19	2,750,000
Virginia Commonwealth Transportation Board RB for Transportation Capital Projects Series 2012 (AA+/Aa1)
5,000,000	5.000	05/15/19	5,526,450
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,256,804
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	22,824,239
11,680,000	5.000	05/15/20	13,337,275

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
$10,000,000	5.000%	05/15/23	$12,358,000
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(a)
6,000,000	2.150	09/01/20	6,168,120
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(a)
4,500,000	1.875	06/01/20	4,575,870
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,910,355
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2014 C (AA+/Aa1)
5,325,000	5.000	08/01/18	5,721,659
Virginia State Public School Authority RB Refunding for School Financing Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
26,140,000	4.000	08/01/19	28,331,839
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(a)
2,000,000	1.875	05/16/19	2,036,180

			126,210,781

Washington – 1.3%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	3,036,721
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2016 C (AA/Aa2)
10,660,000	5.000	10/01/22	12,994,114
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,340,331
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/20	6,463,700
Washington State COPS Refunding for State and Local Agency Real and Personal Property Series 2016 A (NR/Aa2)
6,420,000	5.000	07/01/20	7,329,521
Washington State Motor Vehicle Fuel Tax GO Bonds Refunding Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,503,597
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)(c)
18,795,000	5.000	01/01/18	19,749,222

			60,417,206

West Virginia – 0.4%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (AMBAC) (NR/Aaa)(c)(d)
10,125,000	0.000	12/01/16	10,111,838

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
West Virginia – (continued)
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (BBB+/Baa1)(a)
$3,000,000	1.625%	10/01/18	$3,006,720
Monongalia County Board of Education Public School GO Refunding Bonds Series 2012 (AA-/NR)
1,520,000	5.000	05/01/18	1,615,091
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	511,175
1,445,000	5.000	05/01/18	1,528,853
1,565,000	5.000	05/01/19	1,701,437

			18,475,114

Wisconsin – 0.6%
Milwaukee Area Technical College District GO Promissory Notes Series 2016 C (NR/Aa2)
1,815,000	2.000	06/01/20	1,874,677
Wisconsin State GO Bonds Series 2006 A (AA/Aa2)(c)
11,030,000	5.000	05/01/21	12,964,552
Wisconsin State GO Bonds Series 2016 B (AA/Aa2)
11,930,000	5.000	05/01/20	13,609,386

			28,448,615

TOTAL INVESTMENTS – 99.4%
(Cost $4,687,223,918)			$4,697,397,539

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			30,695,400

NET ASSETS – 100.0%			$4,728,092,939

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2016.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $21,499,801, which represents approximately 0.5% of net assets as of September 30, 2016.
(f)	When-issued security.
(g)	Security is curently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BANS	—Bond Anticipation Notes
BHAC	—Insured by Berkshire Hathaway Assurance Corp.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
IDA	—Industrial Development Authority
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	0.925%	$(5)	$23,363
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	0.925	(320,948)	367,665
TOTAL						$(320,953)	$391,028

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $861,619,016, $4,359,888,789 and $4,687,223,918)	$907,273,390	$4,694,058,072	$4,697,397,539
Cash	3,091,718	4,726,895	4,966,439
Receivables:
Interest and dividends	10,747,774	65,294,090	40,143,254
Fund shares sold	8,386,465	12,757,793	21,215,867
Collateral on certain derivative contracts(a)	3,198,676	18,520,556	—
Investments sold on an extended-settlement basis	1,900,000	3,980,000	17,700,000
Investments sold	1,409,400	—	—
Reimbursement from investment adviser	25,595	46,010	41,674
Variation margin on certain derivative contracts	404,974	1,578,282	—
Unrealized gain on swap contracts	73,533	1,644,791	391,028
Other assets	994	5,653	5,733
Total assets	936,512,519	4,802,612,142	4,781,861,534

Liabilities:
Unrealized loss on swap contracts	—	1,276,404	—
Payables:
Investments purchased on an extended-settlement basis	14,870,844	16,451,642	40,456,526
Investments purchased	1,784,982	—	—
Fund shares redeemed	945,161	10,503,523	11,125,746
Management fees	293,732	2,018,791	1,335,147
Income distribution	258,163	400,613	176,612
Distribution and Service fees and Transfer Agency fees	127,415	286,641	210,491
Upfront payments received on swap contracts	64,190	1,662,645	320,953
Accrued expenses	79,279	129,284	143,120
Total liabilities	18,423,766	32,729,543	53,768,595

Net Assets:
Paid-in capital	895,980,074	5,594,950,060	4,700,964,817
Undistributed net investment income	8,648,560	125,178,936	16,198,604
Accumulated net realized gain (loss)	(32,035,600)	(1,282,479,912)	364,869
Net unrealized gain	45,495,719	332,233,515	10,564,649
NET ASSETS	$918,088,753	$4,769,882,599	$4,728,092,939
Net Assets:
Class A	$219,977,076	$273,609,421	$148,327,998
Class C	41,015,651	77,415,700	29,755,915
Institutional	638,265,643	4,394,911,715	4,545,351,510
Service	36,713	—	274,948
Class IR	18,793,670	23,945,763	4,382,568
Total Net Assets	$918,088,753	$4,769,882,599	$4,728,092,939
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	13,730,814	28,128,611	13,976,896
Class C	2,559,290	7,959,068	2,806,823
Institutional	39,850,813	451,752,189	428,894,687
Service	2,280	—	25,948
Class IR	1,174,669	2,459,821	413,424
Net asset value, offering and redemption price per share:(b)
Class A	$16.02	$9.73	$10.61
Class C	16.03	9.73	10.60
Institutional	16.02	9.73	10.60
Service	16.10	—	10.60
Class IR	16.00	9.73	10.60

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$313,280	$2,885,396
High Yield Municipal	—	18,520,556

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.64, $10.19 and $10.77, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$16,715,881	$130,729,438	$40,238,302
Dividends — affiliated issuers	15,906	—	—
Total investment income	16,731,787	130,729,438	40,238,302

Expenses:
Management fees	2,215,705	11,679,688	8,076,185
Distribution and Service fees(a)	428,629	714,581	337,792
Transfer Agency fees(a)	273,239	1,059,355	984,201
Registration fees	45,549	53,232	71,928
Professional fees	38,107	76,753	64,499
Custody, accounting and administrative services	32,579	102,068	103,381
Printing and mailing costs	24,848	36,498	34,048
Trustee fees	11,528	15,953	16,468
Service share fees — Service Plan	45	—	286
Service share fees — Shareholder Administration Plan	45	—	286
Other	12,538	70,839	46,184
Total expenses	3,082,812	13,808,967	9,735,258
Less — expense reductions	(764,945)	(368,536)	(625,357)
Net expenses	2,317,867	13,440,431	9,109,901
NET INVESTMENT INCOME	14,413,920	117,289,007	31,128,401

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	463,585	(452,728)	296,408
Futures contracts	(1,114,979)	—	—
Swap contracts	(1,310,555)	(2,473,143)	101,126
Net change in unrealized gain (loss) on:
Investments	15,852,854	151,651,730	18,514,435
Futures contracts	858,960	—	—
Swap contracts	107	159,272	79,301
Net realized and unrealized gain	14,749,972	148,885,131	18,991,270
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,163,892	$266,174,138	$50,119,671

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	$250,155	$178,474	$130,080	$23,202	$111,315	$7	$8,635
High Yield Municipal	335,072	379,509	174,237	49,336	821,055	—	14,727
Short Duration Tax-Free	181,426	156,366	94,341	20,328	866,985	46	2,501

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$14,413,920	$24,019,261
Net realized gain (loss)	(1,961,949)	(81,729)
Net change in unrealized gain (loss)	16,711,921	(5,405,731)
Net increase in net assets resulting from operations	29,163,892	18,531,801

Distributions to shareholders:
From net investment income
Class A Shares	(3,176,858)	(5,733,553)
Class C Shares	(431,352)	(666,293)
Institutional Shares	(9,771,072)	(16,184,828)
Service Shares	(551)	(1,231)
Class IR Shares	(225,968)	(256,969)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(13,605,801)	(22,842,874)

From share transactions:
Proceeds from sales of shares	251,239,866	316,136,355
Reinvestment of distributions	12,186,274	20,424,327
Cost of shares redeemed	(65,201,374)	(221,233,382)
Net increase in net assets resulting from share transactions	198,224,766	115,327,300
TOTAL INCREASE	213,782,857	111,016,227

Net assets:
Beginning of period	704,305,896	593,289,669
End of period	$918,088,753	$704,305,896
Undistributed net investment income	$8,648,560	$7,840,441

(a)	Net of $87,490 of redemption fees.
(b)	Net of $289,150 of redemption fees

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund				Short Duration Tax-Free Fund
For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016		For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016

$117,289,007		$185,565,826		$31,128,401	$55,117,729
(2,925,871)		(20,605,848)		397,534	1,981,923
151,811,002		24,280,105		18,593,736	(19,918,658)
266,174,138		189,240,083		50,119,671	37,180,994

(5,645,626)		(11,741,798)		(691,455)	(1,435,525)
(1,313,836)		(2,853,312)		(86,995)	(163,751)
(92,229,745)		(155,835,712)		(27,678,766)	(49,661,394)
—		—		(887)	(1,096)
(504,400)		(887,924)		(23,099)	(39,229)

—		—		—	(15,946)
—		—		—	(3,381)
—		—		—	(420,779)
—		—		—	(17)
—		—		—	(366)
(99,693,607)		(171,318,746)		(28,481,202)	(51,741,484)

599,391,132		1,237,695,837		1,094,992,979	2,297,530,366
97,298,461		166,239,084		27,387,133	49,780,823
(203,730,518	)(a)	(673,251,125	)(b)	(918,297,553)	(2,159,864,506)
492,959,075		730,683,796		204,082,559	187,446,683
659,439,606		748,605,133		225,721,028	172,886,193

4,110,442,993		3,361,837,860		4,502,371,911	4,329,485,718
$4,769,882,599		$4,110,442,993		$4,728,092,939	$4,502,371,911
$125,178,936		$107,583,536		$16,198,604	$13,551,405

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$15.69	$0.27	$0.31	$0.58	$(0.25)
2016 - C	15.69	0.21	0.32	0.53	(0.19)
2016 - Institutional	15.68	0.30	0.32	0.62	(0.28)
2016 - Service	15.77	0.26	0.31	0.57	(0.24)
2016 - IR	15.67	0.29	0.31	0.60	(0.27)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	15.81	0.56	(0.14)	0.42	(0.54)
2016 - C	15.82	0.45	(0.16)	0.29	(0.42)
2016 - Institutional	15.81	0.62	(0.16)	0.46	(0.59)
2016 - Service	15.89	0.54	(0.15)	0.39	(0.51)
2016 - IR	15.79	0.60	(0.15)	0.45	(0.57)
2015 - A	15.45	0.60	0.32	0.92	(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - IR	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$16.02	3.74%	$219,977	0.78	%(d)	0.97	%(d)	3.37	%(d)	3%
16.03	3.42	41,016	1.53	(d)	1.72	(d)	2.61	(d)	3
16.02	3.98	638,266	0.44	(d)	0.63	(d)	3.70	(d)	3
16.10	3.65	37	0.94	(d)	1.13	(d)	3.22	(d)	3
16.00	3.87	18,794	0.53	(d)	0.72	(d)	3.59	(d)	3

15.69	2.70	177,985	0.78		0.99		3.62		15
15.69	1.86	30,116	1.54		1.75		2.87		15
15.68	2.98	486,485	0.44		0.65		3.96		15
15.77	2.53	36	0.94		1.16		3.46		15
15.67	2.95	9,684	0.53		0.74		3.87		15
15.81	6.00	172,221	0.78		1.01		3.79		14
15.82	5.21	22,182	1.53		1.76		3.04		14
15.81	6.36	393,120	0.44		0.67		4.12		14
15.89	5.79	39	0.94		1.16		3.62		14
15.79	6.27	5,728	0.53		0.76		4.00		14
15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.36	$0.24	$0.33	$0.57	$(0.20)
2016 - C	9.36	0.20	0.34	0.54	(0.17)
2016 - Institutional	9.36	0.25	0.34	0.59	(0.22)
2016 - IR	9.37	0.25	0.32	0.57	(0.21)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	9.34	0.46	(0.02)	0.44	(0.42)
2016 - C	9.34	0.39	(0.02)	0.37	(0.35)
2016 - Institutional	9.34	0.48	(0.01)	0.47	(0.45)
2016 - IR	9.35	0.48	(0.01)	0.47	(0.45)
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - IR	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.73	6.16%	$273,609	0.85	%(d)	0.92	%(d)	4.99	%(d)	4%
9.73	5.76	77,416	1.60	(d)	1.66	(d)	4.24	(d)	4
9.73	6.31	4,394,912	0.56	(d)	0.58	(d)	5.26	(d)	4
9.73	6.17	23,946	0.60	(d)	0.67	(d)	5.22	(d)	4

9.36	4.89	262,193	0.86		0.93		4.98		11
9.36	4.11	73,498	1.62		1.68		4.24		11
9.36	5.19	3,754,010	0.57		0.59		5.25		11
9.37	5.15	20,741	0.61		0.68		5.22		11
9.34	9.47	257,803	0.86		0.93		4.89		14
9.34	8.66	81,018	1.61		1.68		4.14		14
9.34	9.79	3,005,752	0.57		0.59		5.18		14
9.35	9.86	17,265	0.61		0.68		5.13		14
8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$10.56	$0.06	$0.04	$0.10	$(0.05)	$—		$(0.05)
2016 - C	10.55	0.04	0.04	0.08	(0.03)	—		(0.03)
2016 - Institutional	10.54	0.07	0.06	0.13	(0.07)	—		(0.07)
2016 - Service	10.54	0.05	0.05	0.10	(0.04)	—		(0.04)
2016 - IR	10.55	0.07	0.04	0.11	(0.06)	—		(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	10.59	0.10	(0.04)	0.06	(0.09)	—	(e)	(0.09)
2016 - C	10.58	0.06	(0.04)	0.02	(0.05)	—	(e)	(0.05)
2016 - Institutional	10.58	0.14	(0.05)	0.09	(0.13)	—	(e)	(0.13)
2016 - Service	10.58	0.09	(0.05)	0.04	(0.08)	—	(e)	(0.08)
2016 - IR	10.58	0.13	(0.04)	0.09	(0.12)	—	(e)	(0.12)
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(e)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(e)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(e)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(e)	(0.07)
2015 - IR	10.55	0.12	0.02	0.14	(0.11)	—	(e)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (e)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)	—		(0.18)
2012 - C	10.44	0.14	0.18	0.32	(0.14)	—		(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)	—		(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)	—		(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)	—		(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.61	0.95%	$148,328	0.71	%(d)	0.75	%(d)	1.07	(d)	11%
10.60	0.75	29,756	1.11	(d)	1.50	(d)	0.67	(d)	11
10.60	1.21	4,545,352	0.39	(d)	0.41	(d)	1.39	(d)	11
10.60	0.96	275	0.89	(d)	0.91	(d)	0.89	(d)	11
10.60	1.08	4,383	0.46	(d)	0.50	(d)	1.31	(d)	11

10.56	0.62	147,949	0.73		0.76		0.98		24
10.55	0.22	33,787	1.13		1.51		0.58		24
10.54	0.86	4,316,949	0.39		0.42		1.32		24
10.54	0.36	161	0.89		0.92		0.82		24
10.55	0.87	3,526	0.48		0.51		1.23		24
10.59	1.01	189,890	0.73		0.76		0.90		24
10.58	0.71	35,443	1.13		1.51		0.50		24
10.58	1.45	4,100,431	0.39		0.41		1.23		24
10.58	0.96	60	0.89		0.92		0.76		24
10.58	1.36	3,661	0.48		0.51		1.16		24
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified
High Yield Municipal	A, C, Institutional and IR	Non-diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

94

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

95

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and did not exhibit signs of credit deterioration were valued at amortized cost, which approximated fair value. Effective October 11, 2016, short-term debt obligations that mature in sixty days or less are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short

96

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less were valued at amortized cost which approximated fair market value. Effective October 11, 2016, such securities are valued

97

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2016:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$907,273,390	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$73,533	$—
Liabilities(a)
Futures Contracts	$170,837	$—	$—
Interest Rate Swap Contracts	—	(403,025)	—
Total	$170,837	$(403,025)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$4,682,382,572	$—
Corporate Obligation	—	11,675,500	—
Total	$—	$4,694,058,072	$—

98

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD MUNICIPAL (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Credit Default Swap Contracts	$—	$1,644,791	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(1,276,404)	$—
Interest Rate Swap Contract	—	(2,304,155)	—
Total	$—	$(3,580,559)	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,697,397,539	$—

Derivative Type
Assets(a)
Credit Default Swap Contract	$—	$391,028	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$73,533		—	$—
Interest Rate	Variation margin on certain derivative contracts	170,837	(a)	Variation margin on certain derivative contracts	(403,025)
Total		$244,370			$(403,025)

99

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$1,644,791	Payable for unrealized loss on swap contracts	$(1,276,404)	(b)
Interest Rate	—	—	Variation margin on certain derivative contracts	(2,304,155)	(a)
Total		$1,644,791		$(3,580,559)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$391,028	—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of September 30, 2016 is reported in the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$15,142	$8,915	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,440,676)	850,152	218
Total		$(2,425,534)	$859,067	220

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4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$543,447	$23,138	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,016,590)	136,134	1
Total		$(2,473,143)	$159,272	8

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$101,126	$79,301	2

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.55%	0.50%	0.48%	0.47%	0.46%	0.55%	0.40	%(1)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.52	0.52
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Dynamic Municipal Income Fund invested in Institutional Shares of the Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended September 30, 2016, GSAM waived $11,557 of the Fund’s management fees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2016, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2017. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2016, Goldman Sachs advised that it retained front end sales charges of $11,824, $20,924 and $1,374 for the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2017. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

Effective July 29, 2016, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, and Class IR Shares of the Short Duration Tax-Free Fund. This arrangement will remain in effect through at least July 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2017, and prior

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Fee		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$615,847	$—	$—		$148,989	$109	$764,945
High Yield Municipal	—	—	91,653	(a)	265,643	11,240	368,536
Short Duration Tax-Free	299,992	54,728	12,633	(a)	245,949	12,055	625,357

(a)	Applicable to Class A, C and IR Shares.

G.  Line of Credit Facility — As of September 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of September 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% of the Service Class Shares of the Dynamic Municipal Income Fund.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2016, the purchase and sale transactions for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Short Duration Tax-Free	$19,353,782	$—	$—

The following table provides information about the Funds’ investment in the Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund) as of and for the six months ended September 30, 2016:

Dynamic Municipal Income Fund
Underlying Fund	Market Value 3/31/2016	Purchases at Cost	Proceeds from Sales	Market Value 9/30/2016	Dividend Income
Goldman Sachs Investor Tax-Exempt Money Market Fund (formerly the Goldman Sachs Financial Square Tax-Free Money Market Fund)	$9,662,862	$127,891,667	$(137,554,529)	$—	$15,906

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2016, were as follows:

Fund	Purchases	Sales
Dynamic Municipal Income	$232,715,273	$26,764,761
High Yield Municipal	694,673,856	185,375,512
Short Duration Tax-Free	798,780,082	466,791,415

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2016, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Capital loss carryforwards:(1)
Expiring 2017	$(13,220,467)	$(553,071,659)	$—
Expiring 2018	(11,494,807)	(431,157,569)	—
Expiring 2019	(704,599)	(11,866,582)	—
Perpetual Short-term	(2,601,167)	(91,995,265)	—
Perpetual Long-term	—	(162,637,948)	—
Total capital loss carryforwards	$(28,021,040)	$(1,250,729,023)	$—
Timing differences (Qualified Late Year Loss Deferral, Defaulted Bond Income and Distribution Payable)	(2,967,401)	(18,417,126)	(193,670)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2016, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$860,966,304	$4,336,060,759	$4,673,610,430
Gross unrealized gain	64,962,883	579,026,141	70,760,493
Gross unrealized loss	(18,655,797)	(221,028,828)	(46,973,384)
Net unrealized security gain	$46,307,086	$357,997,313	$23,787,109

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Geographic and Sector Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of a Fund’s investments more than if its investments were not so focused.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,176,783	$50,647,751	3,720,425	$58,051,402
Reinvestment of distributions	181,515	2,897,303	344,723	5,371,021
Shares redeemed	(972,165)	(15,495,213)	(3,610,570)	(56,072,072)
	2,386,133	38,049,841	454,578	7,350,351
Class C Shares
Shares sold	808,994	12,904,575	835,143	13,048,024
Reinvestment of distributions	22,539	359,988	35,448	552,588
Shares redeemed	(191,178)	(3,049,494)	(353,817)	(5,516,495)
	640,355	10,215,069	516,774	8,084,117
Institutional Shares
Shares sold	11,077,210	176,674,779	15,186,355	236,772,323
Reinvestment of distributions	545,229	8,702,907	914,307	14,243,405
Shares redeemed	(2,788,512)	(44,288,495)	(9,947,544)	(155,115,309)
	8,833,927	141,089,191	6,153,118	95,900,419
Service Shares
Reinvestment of distributions	14	240	37	573
Shares redeemed	—	—	(222)	(3,500)
	14	240	(185)	(2,927)
Class IR Shares
Shares sold	690,574	11,012,761	529,669	8,264,606
Reinvestment of distributions	14,158	225,836	16,499	256,740
Shares redeemed	(148,156)	(2,368,172)	(290,762)	(4,526,006)
	556,576	8,870,425	255,406	3,995,340
NET INCREASE	12,417,005	$198,224,766	7,379,691	$115,327,300

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,508,041	$14,562,819	4,773,731	$44,114,762
Reinvestment of distributions	520,623	5,014,683	1,144,403	10,547,186
Shares redeemed	(1,908,419)	(18,343,402)	(5,517,134)	(50,795,733)
	120,245	1,234,100	401,000	3,866,215
Class C Shares
Shares sold	652,437	6,284,947	950,111	8,762,502
Reinvestment of distributions	105,567	1,016,918	240,369	2,215,323
Shares redeemed	(650,576)	(6,251,953)	(2,014,789)	(18,570,802)
	107,428	1,049,912	(824,309)	(7,592,977)
Institutional Shares
Shares sold	59,824,256	574,659,288	127,594,329	1,177,853,968
Reinvestment of distributions	9,418,541	90,762,669	16,547,656	152,589,319
Shares redeemed	(18,445,537)	(177,107,950)	(65,014,349)	(599,414,160)
	50,797,260	488,314,007	79,127,636	731,029,127
Class IR Shares
Shares sold	403,221	3,884,078	754,337	6,964,605
Reinvestment of distributions	52,273	504,191	96,178	887,256
Shares redeemed	(209,618)	(2,027,213)	(484,019)	(4,470,430)
	245,876	2,361,056	366,496	3,381,431
NET INCREASE	51,270,809	$492,959,075	79,070,823	$730,683,796

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax- Free Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,864,034	$19,772,889	2,534,246	$26,748,594
Reinvestment of distributions	53,828	570,809	116,088	1,224,532
Shares redeemed	(1,953,138)	(20,676,671)	(6,561,982)	(69,219,571)
	(35,276)	(332,973)	(3,911,648)	(41,246,445)
Class C Shares
Shares sold	138,638	1,469,546	1,029,737	10,853,113
Reinvestment of distributions	5,727	60,669	10,925	115,132
Shares redeemed	(540,820)	(5,723,834)	(1,186,296)	(12,501,894)
	(396,455)	(4,193,619)	(145,634)	(1,533,649)
Institutional Shares
Shares sold	101,254,484	1,072,387,034	214,243,079	2,258,369,073
Reinvestment of distributions	2,524,649	26,732,063	4,594,367	48,401,158
Shares redeemed	(84,293,509)	(891,462,484)	(196,995,117)	(2,076,521,244)
	19,485,624	207,656,613	21,842,329	230,248,987
Service Shares
Shares sold	10,621	112,155	9,554	100,816
Reinvestment of distributions	47	493	43	445
Shares redeemed	(6)	(58)	(3)	(36)
	10,662	112,590	9,594	101,225
Class IR Shares
Shares sold	118,023	1,251,355	138,426	1,458,770
Reinvestment of distributions	2,180	23,099	3,755	39,556
Shares redeemed	(41,080)	(434,506)	(153,827)	(1,621,761)
	79,123	839,948	(11,646)	(123,435)
NET INCREASE	19,143,678	$204,082,559	17,782,995	$187,446,683

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Fund Expenses — Six Month Period Ended September 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016, which represents a period of 183 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/01/16	Ending Account Value 9/30/16		Expenses Paid for the 6 Months Ended 9/30/16*	Beginning Account Value 4/01/16	Ending Account Value 9/30/16		Expenses Paid for the 6 Months Ended 9/30/16*	Beginning Account Value 4/01/16	Ending Account Value 9/30/16		Expenses Paid for the 6 Months Ended 9/30/16*
Class A
Actual	$1,000	$1,037.40		$3.98	$1,000	$1,061.60		$4.39	$1,000	$1,009.50		$3.58
Hypothetical 5% return	1,000	1,021.16	+	3.95	1,000	1,020.81	+	4.31	1,000	1,021.51	+	3.60
Class C
Actual	1,000	1,034.20		7.80	1,000	1,057.60		8.25	1,000	1,007.50		5.59
Hypothetical 5% return	1,000	1,017.40	+	7.74	1,000	1,017.05	+	8.09	1,000	1,019.50	+	5.62
Institutional
Actual	1,000	1,039.80		2.25	1,000	1,063.10		2.90	1,000	1,012.10		1.97
Hypothetical 5% return	1,000	1,022.86	+	2.23	1,000	1,022.26	+	2.84	1,000	1,023.11	+	1.98
Service
Actual	1,000	1,036.40		4.80	N/A	N/A		N/A	1,000	1,009.60		4.48
Hypothetical 5% return	1,000	1,020.36	+	4.76	N/A	N/A		N/A	1,000	1,020.61	+	4.51
Class IR
Actual	1,000	1,038.70		2.71	1,000	1,061.70		3.10	1,000	1,010.80		2.32
Hypothetical 5% return	1,000	1,022.41	+	2.69	1,000	1,022.95	+	3.04	1,000	1,022.76	+	2.33

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	0.78%	1.53%	0.44%	0.94%	0.53%
High Yield Municipal	0.85	1.60	0.56	N/A	0.60
Short Duration Tax-Free	0.71	1.11	0.39	0.89	0.46

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

110

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the High Yield Municipal and Short Duration Tax-Free Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

111

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

112

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the High Yield Municipal and Short Duration Tax-Free Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Dynamic Municipal Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They noted that the High Yield Municipal Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2016. The Trustees noted that the Short Duration Tax-Free Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

113

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Short Duration Tax-Free Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.50	0.55	0.36
Next $3 billion	0.48	0.50	0.34
Next $3 billion	0.47	0.48	0.33
Over $8 billion	0.46	0.47	0.32

114

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Dynamic Municipal Income and Short Duration Tax-Free Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman, Sachs & Co. (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class C, and Class IR Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Municipal and Short Duration Tax-Free Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

115

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2017.

116

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of abank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of September 30, 2016 and may not be representative of future investments.

Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 71377-TMPL-11/2016 TFFISAR-16/15K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2016

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income*

*	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

■	SHORT-TERM CONSERVATIVE INCOME

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	38

Financial Statements	82

Financial Highlights	90

Notes to Financial Statements	104

Other Information	134

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive,

risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

Shifting expectations about global economic conditions and central bank monetary policy influenced the performance of the global fixed income markets during the six months ended September 30, 2016 (the “Reporting Period”).

During the second quarter of 2016 when the Reporting Period began, spread (or non-government bond) sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a United States (the “U.S.”) economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish implies higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 Gross Domestic Product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries by a double-digit margin, followed at some distance by sovereign emerging markets debt and

2

MARKET REVIEW

investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, mortgage-backed securities and asset-backed securities also outperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as yields on maturities of less than four years rose and yields on maturities of four years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 17 basis points to end the Reporting Period at 1.59%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected the economic growth outlook for the U.S., Japan and China to improve. In the U.S., a strong labor market appeared to be supporting consumption, and a slower pace of monetary policy normalization should, in our view, prevent a sharp tightening of financial conditions. We also believed that positive developments in the manufacturing sector, arising from a decline in inventories as well as a boost in consumer spending due to a strengthening labor market, may further support U.S. economic growth for the rest of 2016. Despite “prudence in the removal of policy accommodation,” as described by Fed Governor Lael Brainard before the September 2016 policy meeting, we expect the Fed to raise short term rates later in 2016.

In Europe, we expect the ECB to extend its quantitative easing program beyond March 2017, when it is currently scheduled to end, to address a weak economic growth and inflation outlook. We believe Eurozone inflation will likely continue to be disappointing and that economic growth may slow in 2017. While the U.K. appears to have avoided the worst immediate near-term Brexit scenario, we expect additional easing from the BoE in the coming months. Political uncertainty arising from negotiations on issues such as immigration and access to the European Union’s single market are likely, in our view, to provide challenges for the U.K.’s economic outlook, and thus we anticipate weak economic growth in the U.K. during 2017.

In Japan, we believe the continuation and expansion of the BoJ’s accommodative monetary policy means economic growth could potentially surprise to the upside, though we believe Abenomics is running out of ammunition. In China, the government’s rapid fiscal policy response to the economic slowdown earlier in 2016 suggests to us that the country’s positive growth impulses are likely to continue in the near term. (Abenomics is the nickname for the multi-pronged economic program of Japanese prime minister Shinzō Abe.)

In the months ahead, we believe that political uncertainty has the potential to increase market volatility. These uncertainties include the November 2016 U.S. elections, the December 2016 Italian referendum on constitutional reform and 2017 elections in Germany and France.

3

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, IR and R6 Shares generated cumulative total returns, without sales charges, of 0.63%, 0.80%, 0.67%, 0.75% and 0.80%, respectively. These returns compare to the 0.34% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (“BofA ML Six-Month U.S. Treasury Bill Index”) and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (“BofA ML One-Year U.S. Treasury Note Index”), which generated cumulative total returns of 0.33% and 0.35%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst corporate bonds boosted results, while selection amongst asset-backed securities detracted.

Within our top-down strategies, our duration and yield curve positioning strategy had a modestly positive effect on the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Derivatives, such as interest rate swaps and/or futures, are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall contributed most positively to the Fund’s relative results during the Reporting Period, especially individual selection of short-dated corporate bonds. Within the government/ swaps sector, our selection of Treasury inflation protected securities (“TIPS”) also proved effective. These gains were slightly offset by selection of asset-backed securities, which detracted.

Our cross-sector strategy as a whole also contributed positively to the Fund’s results during the Reporting Period due mostly to the Fund’s exposure to corporate bonds and asset-backed securities. Investment grade corporate bonds strengthened during the Reporting Period given an improvement in oil prices, continued support from the European Central Bank’s Corporate Sector Purchase Programme and the Bank of England’s announcement of corporate bond purchases. Federal Family Education Loan Program (“FFELP”) asset-backed securities offered what many considered to be attractive spreads, or yield differentials to U.S. Treasuries, along with strong credit protection. Indeed, FFELP asset-backed securities remained, in our view, among the most compelling sectors in the securitized sector. These gains were slightly offset by the Fund’s exposure to swap spreads, which detracted.

4

PORTFOLIO RESULTS

(Swap spreads are defined as the difference between the interest rate on a contract and the yield on a government bond of the same maturity. It is used to represent the credit risk associated with the investment. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.) The government/swaps selection strategy is primarily implemented via interest rate swaps and/or futures.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning did not have a material impact on Fund performance during the Reporting Period. We generally maintained a modestly shorter duration than that of the Enhanced Income Composite. This stance was based on positive U.S. economic data releases, as reflected by strong manufacturing data, higher consumer confidence and firm core inflation and inflation expectations, along with relatively loose financial conditions, which led us to continue to expect an interest rate hike by the Federal Reserve (the “Fed”) this year.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to U.S. Treasuries increased during the Reporting Period. A corresponding decrease in allocation was concentrated in investment grade corporate bonds, especially in the financials and industrials sectors. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period, as we continue to expect an interest rate hike in the U.S. this year.

5

FUND BASICS

Enhanced Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.63%	0.34%	0.33%	0.35%	0.26%	0.24%
Institutional	0.80	0.34	0.33	0.35	0.60	0.58
Administration	0.67	0.34	0.33	0.35	0.35	0.33
Class IR	0.75	0.34	0.33	0.35	0.50	0.49
Class R6	0.80	0.34	0.33	0.35	0.63	0.60

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bill with time to maturity of less than 6 months. The BofA ML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.37%	0.07%	1.08%	1.92%	8/2/00
Institutional	1.35	0.71	1.58	2.38	8/2/00
Administration	1.10	0.46	1.37	2.14	8/2/00
Class IR	1.26	0.59	N/A	0.48	7/30/10
Class R6	1.35	N/A	N/A	1.18	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Administration Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.72%
Institutional	0.35	0.37
Administration	0.60	0.62
Class IR	0.44	0.47
Class R6	0.33	0.38

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017. and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs

Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended

September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R6 and R Shares generated cumulative total returns, without sales charges, of 1.49%, 1.11%, 1.66%, 1.41%, 1.62%, 1.68% and 1.44%, respectively. These returns compare to the 1.75% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration strategy detracted from the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection within the securitized sector also detracted.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/swaps sector added significant value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the securitized sector detracted most from the Fund’s relative results, more specifically among mortgage-backed securities and asset-backed securities. However, this detraction was more than offset by the positive contribution of individual security selection within the government/swaps sector. Primarily, the inclusion of Treasury inflation protected securities (“TIPS”) and agency securities helped.

Within our cross-sector strategy, the inclusion of asset- backed securities was additive to Fund performance. Within asset-backed securities, Federal Family Education Loan Program (“FFELP”) asset-backed securities, or what are commonly termed student loans, offered what many considered to be attractive spreads, or yield differentials to U.S. Treasuries, along with strong credit protection. Indeed, FFELP asset-backed securities remained, in our view, among the most compelling sectors in the securitized sector. An overweight to agency securities helped as well. Having a modest underweight to mortgage-backed securities through much of the Reporting Period was a slight detractor from the Fund’s relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s duration and yield curve positioning detracted from the Fund’s relative results during the Reporting Period. Most of this can be attributed to the Fund’s shorter duration than that of the Barclays Index in June 2016 following the Brexit-induced sell-off, as U.S. rates rallied following the U.K.’s decision to leave the European Union. However, this was partially offset during the third quarter of 2016, especially during the August 2016 sell-off, when the Fund’s modestly shorter duration position than that of the Barclays Index contributed positively, as rates then rose.

9

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Derivatives generally contributed positively toward relative performance during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We adjusted the Fund’s positioning in mortgage-backed securities during the Reporting Period, but maintained an underweighted allocation relative to the Barclays Index throughout. Our shifts within the sector were impacted by the Fed’s reinvestment of mortgage-backed securities, especially its large reinvestment in September 2016, as well as by strong demand from foreign investors for mortgage-backed securities. These factors influenced our view of relative value, expectations of prepayments and anticipation of supply/demand dynamics. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	At the end of September 2016, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities, quasi-government securities, commercial mortgage-backed securities and agency residential mortgage-backed securities. The Fund was underweight relative to the Barclays Index in U.S. government securities. On a contribution to duration basis, it should be noted, the Fund was modestly underweight agency residential mortgage-backed securities at the end of September 2016. The Fund had a modestly shorter duration than that of the Barclays Index at the end of the Reporting Period. (Contribution to duration is a way of measuring allocation that takes into account both the market value weight and also the duration risk.)

10

FUND BASICS

Government Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.49%	1.75%	0.34%	0.20%
Class C	1.11	1.75	-0.38	-0.53
Institutional	1.66	1.75	0.69	0.54
Service	1.41	1.75	0.19	0.05
Class IR	1.62	1.75	0.60	0.45
Class R6	1.68	1.75	0.71	0.56
Class R	1.44	1.75	0.11	-0.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.69%	1.01%	3.30%	4.83%	2/10/93
Class C	1.39	1.04	2.93	3.79	8/15/97
Institutional	3.51	2.13	4.05	4.95	8/15/97
Service	3.00	1.61	3.53	4.88	8/15/97
Class IR	3.43	2.04	N/A	3.58	11/30/07
Class R6	3.54	N/A	N/A	3.61	7/31/15
Class R	2.98	1.54	N/A	3.09	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR Shares, Class R6 Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.90%	1.05%
Class C	1.66	1.80
Institutional	0.57	0.71
Service	1.06	1.21
Class IR	0.66	0.80
Class R6	0.55	0.70
Class R	1.15	1.30

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

13

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High

Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended

September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, IR and R6 Shares generated cumulative total returns, without sales charges, of 0.85%, 0.97%, 0.72%, 0.93% and 0.98%, respectively. These returns compare to the 0.17% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (“BofA ML Three-Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection within the government/swaps strategy contributed positively to the Fund’s relative results. This was somewhat offset by issue selection among securitized securities, which detracted.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, especially exposure to agency mortgage-backed securities and asset-backed securities. Recovering commodity prices and accommodative global central policy bolstered recent spread compression, or narrowing of the yield differential to U.S. Treasuries. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries by 64 basis points during the third quarter of 2016. (A basis point is 1/100th of a percentage point.) The sector benefited from relatively low volatility and demand from foreign investors and domestic commercial banks looking for yield. There were no material detractors within the cross-sector strategy during the Reporting Period.

Individual issue selection of U.S. Treasuries and of Treasury inflation protected securities (“TIPS”) within the government/swaps sector was additive to relative results during the Reporting Period. Within the securitized sector, selection of collateralized loan obligations (“CLOs”) added value, however these gains were offset by our selection of asset-backed securities, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, mainly due to an underweight to the five-year segment of the U.S. Treasury yield curve, or spectrum of maturities, in June 2016. We generally maintained a modestly shorter duration than that of the BofA ML Three- Month U.S. Treasury Bill Index during the Reporting Period. This stance was based on positive U.S. economic data

14

PORTFOLIO RESULTS

releases, as reflected by strong manufacturing data, higher consumer confidence and firm core inflation and inflation expectations, along with relatively loose financial conditions, which led us to continue to expect an interest rate hike by the Federal Reserve (the “Fed”) this year. (Loose financial conditions are those wherein money supply is generally easily accessible to citizens.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to government securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in commercial mortgage-backed securities and mortgage-backed securities. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period, as we continue to expect an interest rate hike in the U.S. this year.

15

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	BofA ML Three- Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.85%	0.17%	0.23%	0.05%
Institutional	0.97	0.17	0.57	0.38
Service	0.72	0.17	0.08	-0.11
Class IR	0.93	0.17	0.48	0.29
Class R6	0.98	0.17	0.57	0.39

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.98%	-0.19%	0.66%	2.57%	5/15/95
Institutional	0.79	0.42	1.14	3.26	7/17/91
Service	0.31	-0.03	0.67	2.17	3/27/97
Class IR	0.70	0.31	N/A	0.51	11/30/07
Class R6	0.80	N/A	N/A	0.56	7/31/15

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.88%
Institutional	0.36	0.54
Service	0.84	1.04
Class IR	0.45	0.63
Class R6	0.34	0.53

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

18

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R6 and R Shares generated cumulative total returns, without sales charges, of 2.71%, 2.26%, 2.91%, 2.90%, 2.83% and 2.59%, respectively. These returns compare to the 2.69% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The Fund’s duration strategy detracted from its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates the spectrum of maturities within a particular sector, contributed positively to Fund performance during the Reporting Period.

The Fund’s cross-sector strategy detracted more modestly from its results during the Reporting Period. The cross- sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was the Fund’s tactical positioning in TIPS with maturities of less than seven years. TIPS were generally supported during the Reporting Period by recovering commodity prices, specifically that of oil, as well as positive U.S. labor market data. There were no significant detractors from a sector perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted from its relative results during the Reporting Period, driven by an underweight to U.S. rates in June 2016. U.S. rates rallied following the U.K.’s decision to leave the European Union, popularly known as Brexit, and thus the Fund’s modestly shorter duration than that of the Bloomberg Barclays U.S. TIPS Index hurt. This was partially offset by tactical positioning along the yield curve, which contributed positively. The Fund was effectively positioned with an emphasis on the seven-year and 20-year segments of the yield curve and with less emphasis on the five-year and 10-year segments of the yield curve.

19

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.)

The use of derivatives to manage interest rate risk contributed positively to performance. The use of derivatives to express views on the yield curve — from a bottom-up security selection perspective — also contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. That said, there were no notable changes in the Fund’s weightings. The Fund remained overweight to TIPS with maturities of less than seven years, while concurrently remaining underweight TIPS with maturities of greater than seven years. We also maintained the Fund’s modestly shorter U.S. duration stance than that of the Bloomberg Barclays U.S. TIPS Index, as improving U.S. economic data pointed to a rise in interest rates, in our view.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	At the end of September 2016, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. We maintained our bias toward the short, i.e. less than seven years, end of the TIPS rate curve. The Fund had a marginally shorter duration than the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period, as we continued to expect the Fed to raise interest rates in 2016.

Our view is that U.S. economic growth is likely to improve in the months ahead. We believe fiscal policy is likely to add stimulus regardless of the outcome of the U.S. elections. Further, we believe that Fed policy on interest rates is likely to continue to be “lower for longer.” Though forward inflation expectations have been decreasing given global economic concerns, we note that several popular measures of inflation, including the Consumer Price Index and the Personal Consumption Expenditures Index, have been trending higher in 2016 year-to-date given positive labor market data, increasing home prices and medical care costs.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

20

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.71%	2.69%	-2.03%	-2.20%
Class C	2.26	2.69	-2.82	-3.00
Institutional	2.91	2.69	-1.77	-1.95
Class IR	2.90	2.69	-1.88	-2.06
Class R6	2.83	2.69	-1.77	-1.95
Class R	2.59	2.69	-2.34	-2.52

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	2.46%	0.73%	3.73%	8/31/07
Class C	4.49	0.75	3.43	8/31/07
Institutional	6.71	1.85	4.56	8/31/07
Class IR	6.60	1.73	3.86	11/30/07
Class R6	6.74	N/A	4.48	7/31/15
Class R	6.05	1.24	3.37	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares, Class R6 Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.89%
Class C	1.45	1.64
Institutional	0.35	0.56
Class IR	0.45	0.64
Class R6	0.34	0.60
Class R	0.95	1.15

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.6 and 9.1% years, respectively, at September 30, 2016 and March 31, 2016.

23

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R6 Shares generated cumulative total returns, without sales charges, of 0.46%, 0.26%, 0.63%, 0.38%, 0.69% and 0.64%, respectively. These returns compare to the 0.39% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection amongst government securities and Treasury inflation protected securities (“TIPS”) contributed positively to the Fund’s performance during the Reporting Period, while our selection of mortgage-backed securities detracted.

Derivatives, such as interest rate swaps and/or futures, are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period. The majority of outperformance came from exposure to agency mortgage-backed securities and agency debentures. Recovering commodity prices and accommodative global central policy bolstered recent spread compression, or narrowing of the yield differential to U.S. Treasuries. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries by 64 basis points during the third quarter of 2016. (A basis point is 1/100th of a percentage point.) The sector benefited from relatively low volatility and demand from foreign investors and domestic commercial banks looking for yield. These gains were slightly offset by exposure to U.S. Treasury swaps, which detracted.

Individual issue selection of government securities and TIPS were additive to relative results, while our selection of mortgage pass-throughs and collateralized mortgage obligations detracted from performance.

24

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, mainly due to an underweight to the five-year segment of the U.S. Treasury yield curve, or spectrum of maturities, in June 2016. We generally maintained a modestly shorter duration than that of the BofA ML Two-Year U.S. Treasury Note Index during the Reporting Period. This stance was based on positive U.S. economic data releases, as reflected by strong manufacturing data, higher consumer confidence and firm core inflation and inflation expectations, along with relatively loose financial conditions, which led us to continue to expect an interest rate hike by the Federal Reserve (the “Fed”) this year.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to government securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in mortgage-backed securities and cash. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, as indicated, the Fund maintained a shorter duration position than that of the BofA ML Two-Year U.S. Treasury Note Index at the end of the Reporting Period, as we continue to expect an interest rate hike in the U.S. this year.

25

FUND BASICS

Short Duration Government Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.46%	0.39%	0.30%	0.21%
Class C	0.26	0.39	-0.08	-0.53
Institutional	0.63	0.39	0.64	0.55
Service	0.38	0.39	0.15	0.05
Class IR	0.69	0.39	0.56	0.46
Class R6	0.64	0.39	0.66	0.57

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year U.S. Treasury note. The BofA ML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.74%	0.14%	2.22%	3.34%	5/1/97
Class C	-0.38	0.06	1.84	2.68	8/15/97
Institutional	1.07	0.79	2.73	4.82	8/15/88
Service	0.47	0.29	2.21	3.44	4/10/96
Class IR	0.98	0.70	N/A	2.14	11/30/07
Class R6	0.98	N/A	N/A	0.91	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.91%
Class C	1.21	1.66
Institutional	0.47	0.57
Service	0.98	1.07
Class IR	0.56	0.66
Class R6	0.45	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

27

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

28

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R6 and R Shares generated cumulative total returns, without sales charges, of 1.81%, 1.61%, 1.98%, 1.93%, 2.07% and 1.68%, respectively. These returns compare to the 1.27% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated cumulative total returns of 1.92% and 0.63%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy also added to relative results, with performance driven by relative value trades.

Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our currency strategy detracted, with the Fund’s exposure to the Mexican peso detracting from returns due to the political risk ahead of the U.S. election.

Bottom-up individual issue selection amongst the corporate, securitized, government and emerging markets debt sectors contributed positively to the Fund’s results.

The duration, country, currency and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with overweighted allocations to asset-backed securities, securitized securities and collateralization loan obligations (“CLOs”) performing best. Recovering commodity prices and accommodative global central policy bolstered recent spread compression, or narrowing of the yield differential to U.S. Treasuries. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries by 64 basis points during the third quarter of 2016. (A basis point is 1/100th of a percentage point.) The sector benefited from relatively low volatility and demand from foreign investors and domestic commercial banks looking for yield. These gains were slightly offset by the Fund’s underweight to corporate bonds during the third quarter of 2016, as spreads, or yields differentials to U.S. Treasuries, tightened. An improvement in oil prices, continued support from the European Central Bank’s Corporate Sector Purchase Programme and the Bank of England’s announcement of corporate bond purchases buoyed corporate assets during the third quarter of 2016.

Individual issue selection of high yield corporate bonds, especially in the industrials sector, contributed positively to Fund results during the Reporting Period. In addition, selection of mortgage-backed securities and CLOs within

29

PORTFOLIO RESULTS

the securitized sector proved positive, while our selection of asset-backed securities detracted. Within the emerging markets debt sector, the Fund’s exposure to the external debt of Venezuela was additive.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, mainly due to an underweight to the five-year segment of the U.S. Treasury yield curve, or spectrum of maturities, in June 2016. We generally maintained a modestly shorter duration than that of the Short Duration Income Composite during the Reporting Period. This stance was based on positive U.S. economic data releases, as reflected by strong manufacturing data, higher consumer confidence and firm core inflation and inflation expectations, along with relatively loose financial conditions, which led us to continue to expect an interest rate hike by the Federal Reserve (the “Fed”) this year.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar and interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to government securities and asset- backed securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in residential mortgage-backed securities, high yield corporate bonds and investment grade corporate bonds. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging markets debt. The Fund also had exposure to government bonds and investment grade corporate bonds at the end of the Reporting Period. Further, the Fund maintained a shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period, as we continue to expect an interest rate hike in the U.S. this year.

30

FUND BASICS

Short Duration Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite[2]	Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index[3]	Bloomberg Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	1.81%	1.27%	1.92%	0.63%	0.97%	0.86%
Class C	1.61	1.27	1.92	0.63	0.69	0.21
Institutional	1.98	1.27	1.92	0.63	1.39	1.28
Class IR	1.93	1.27	1.92	0.63	1.29	1.18
Class R6	2.07	1.27	1.92	0.63	1.36	1.24
Class R	1.68	1.27	1.92	0.63	0.81	0.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Fund Composite is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	0.73%	1.33%	2/29/12
Class C	1.17	1.26	2/29/12
Institutional	2.69	2.05	2/29/12
Class IR	2.49	1.93	2/29/12
Class R6	2.67	2.33	7/31/15
Class R	2.08	1.45	2/29/12

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares, Class R6 Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	0.94%
Class C	1.20	1.69
Institutional	0.45	0.60
Class IR	0.54	0.69
Class R6	0.43	0.63
Class R	1.04	1.19

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

32

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits, commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

33

PORTFOLIO RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Effective July 29, 2016, Goldman Sachs Limited Maturity Obligations Fund was re-named Goldman Sachs Short-Term Conservative Income Fund (the “Fund”) and changed its benchmark. Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated cumulative total returns, without sales charges, of 0.57% and 0.44%, respectively. These returns compare to the 0.40% cumulative total return of the Fund’s primary benchmark, the Bloomberg Barclays Short-Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, (“BofA ML 3-6 Month U.S. Treasury Bill Index”) had a cumulative total return of 0.24% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst corporate bonds and government/agency securities were the main drivers of performance during the Reporting Period, contributing positively.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributors to the Fund’s relative results during the Reporting Period, especially individual selection of government securities and short-dated corporate bonds.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period, mainly due to an underweight to the six-month and one-year segments of the U.S. Treasury yield curve, or spectrum of maturities, in June 2016. We generally maintained a modestly shorter duration than that of the Bloomberg Barclays Index during the Reporting Period. This stance was based on positive U.S. economic data releases, as reflected by strong manufacturing data, higher consumer confidence and firm core inflation and inflation expectations, along with relatively loose financial conditions, which led us to continue to expect an interest rate hike by the Federal Reserve (the “Fed”) this year.

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

34

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Some of the changes in the Fund’s weightings during the Reporting Period were as a result of the change in its primary benchmark. To a more significant degree, the Fund’s allocation to short-term investments increased during the Reporting Period, and a corresponding decrease in allocation was concentrated in corporate obligations. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2016?

A	At the end of the Reporting Period, the Fund had built an emphasis on municipal securities, repurchase agreements, corporate credit and asset-backed commercial paper. Further, as indicated, the Fund maintained a shorter duration position than that of the Bloomberg Barclays Index at the end of the Reporting Period, as we continue to expect an interest rate hike in the U.S. this year.

35

FUND BASICS

Short-Term Conservative Income Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016–September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	BofA ML 3-6 Month U.S. Treasury Bill Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Institutional	0.57%	0.40%	0.24%	0.92%	-0.13%
Administration	0.44	0.40	0.24	0.67	-0.37

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index measures the performance of US dollar-denominated US Treasury bonds, government related bonds, and investment grade US corporate bonds.

[3]	The BofA ML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The BofA ML 3-6 Month U.S. Treasury Bill Index is unmanaged, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Institutional	0.95%	0.59%	2/28/14
Administration	0.70	0.35	2/28/14

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.16%	2.10%
Administration	0.41	2.44

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits, commercial papers and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 50.0%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$1,525,163

Automotive(a) – 0.8%
BMW US Capital LLC
1,050,000	1.500		04/11/19	1,051,650
Daimler Finance North America LLC
1,400,000	1.650		05/18/18	1,403,062
1,050,000	2.250		03/02/20	1,065,739
Harley-Davidson Financial Services, Inc.(b)
800,000	2.150		02/26/20	807,565

				4,328,016

Banks – 18.9%
ABN AMRO Bank NV(a)
3,925,000	2.500		10/30/18	3,995,520
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,758,643
Bank of America Corp.
4,725,000	6.000		09/01/17	4,913,206
1,400,000	6.875		04/25/18	1,510,401
Bank of Montreal
25,000	1.800		07/31/18	25,186
Bank of Scotland PLC(a)
100,000	5.250		02/21/17	101,558
Banque Federative du Credit Mutuel SA(a)
1,150,000	2.000		04/12/19	1,155,988
Barclays Bank PLC(c)
2,625,000	1.384		02/17/17	2,625,659
BNP Paribas SA
900,000	2.375		05/21/20	914,025
BPCE SA
1,726,000	2.500		12/10/18	1,760,580
Capital One Bank USA NA(b)
2,075,000	1.150		11/21/16	2,075,606
Capital One NA/Mclean VA(b)
625,000	1.850		09/13/19	624,982
Citigroup, Inc.
200,000	6.125		05/15/18	214,089
875,000	2.150		07/30/18	882,757
150,000	2.500		09/26/18	152,380
3,400,000	2.050		12/07/18	3,425,745
Commonwealth Bank of Australia(a)(c)
2,875,000	1.212		03/13/17	2,877,648
Compass Bank(b)
1,250,000	1.850		09/29/17	1,248,477
Credit Agricole SA(a)(c)
2,975,000	1.503		10/03/16	2,975,000
Credit Suisse AG
3,900,000	1.315	(c)	05/26/17	3,900,998
1,475,000	1.750		01/29/18	1,475,235
Discover Bank(b)
1,600,000	2.600		11/13/18	1,624,010
Fifth Third Bank(b)(c)
3,725,000	1.311		11/18/16	3,726,129
HSBC USA, Inc.
3,075,000	1.500		11/13/17	3,073,942

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
ING Bank NV(a)
$1,600,000	1.800%		03/16/18	$1,604,882
1,425,000	2.050		08/17/18	1,435,420
JPMorgan Chase & Co.
3,925,000	1.373	(c)	01/28/19	3,931,029
1,275,000	2.200		10/22/19	1,294,993
1,775,000	2.750	(b)	06/23/20	1,826,569
Lloyds Bank PLC
2,225,000	1.750		03/16/18	2,226,277
1,100,000	2.000		08/17/18	1,104,812
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,482,552
1,150,000	1.550		10/17/17	1,149,746
Morgan Stanley & Co.(c)
4,525,000	1.565		01/24/19	4,541,064
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,442,817
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	550,833
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,291,787
Nordea Bank AB(a)
1,900,000	1.875		09/17/18	1,913,133
PNC Bank NA(b)
3,050,000	1.150		11/01/16	3,050,000
Santander Bank NA(b)
950,000	2.000		01/12/18	950,117
Santander Holdings USA, Inc.(b)
250,000	2.650		04/17/20	251,503
Santander UK PLC
1,225,000	2.000		08/24/18	1,229,508
Synchrony Financial(b)
1,200,000	2.600		01/15/19	1,214,135
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
900,000	1.255	(c)	03/10/17	900,488
1,100,000	1.450		09/08/17	1,099,920
1,625,000	1.700		03/05/18	1,627,303
The Toronto-Dominion Bank(a)
14,800,000	1.500		03/13/17	14,829,650
US Bank NA(b)
1,175,000	1.400		04/26/19	1,174,102
Westpac Banking Corp.
5,025,000	2.300		05/26/20	5,114,118

				107,274,522

Chemicals – 0.9%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,033,926
Praxair, Inc.
3,125,000	1.050		11/07/17	3,123,991

				5,157,917

Construction Machinery – 0.4%
Caterpillar Financial Services Corp.
1,350,000	0.975	(c)	03/03/17	1,350,572
735,000	2.450		09/06/18	750,556

				2,101,128

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – 0.5%
Visa, Inc.
$2,725,000	1.200%		12/14/17	$2,731,567

Diversified Manufacturing – 1.4%
Amphenol Corp.
925,000	1.550		09/15/17	926,288
1,000,000	2.550	(b)	01/30/19	1,023,335
Danaher Corp.
850,000	1.650		09/15/18	857,171
Fortive, Corp.(a)
750,000	1.800		06/15/19	752,062
Siemens Financieringsmaat NV(a)
4,450,000	1.300		09/13/19	4,426,037

				7,984,893

Electric – 2.4%
American Electric Power Co., Inc.(b)
518,000	1.650		12/15/17	518,977
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	533,242
Consolidated Edison, Inc.(b)
350,000	2.000		05/15/21	353,438
Dominion Resources, Inc.
1,150,000	1.900		06/15/18	1,155,885
300,000	1.600		08/15/19	299,440
Duke Energy Progress, Inc.(c)
2,300,000	1.035		03/06/17	2,301,454
Electricite de France(a)(c)
3,125,000	1.156		01/20/17	3,126,441
Emera US Finance LP(a)
1,375,000	2.150		06/15/19	1,390,040
Exelon Corp.
1,075,000	1.550		06/09/17	1,075,809
NextEra Energy Capital Holdings, Inc.
375,000	2.300		04/01/19	380,950
The Southern Co.
1,300,000	1.850		07/01/19	1,310,223
Virginia Electric and Power Co.(b)
900,000	1.200		01/15/18	899,572

				13,345,471

Energy – 0.2%
Anadarko Petroleum Corp.
181,000	6.375		09/15/17	188,700
Statoil ASA(c)
1,200,000	1.107		05/15/18	1,199,066

				1,387,766

Food and Beverage – 5.7%
Anheuser-Busch InBev Finance, Inc.
7,325,000	1.900		02/01/19	7,395,715
Cargill, Inc.(a)
1,700,000	1.900		03/01/17	1,706,032
ConAgra Foods, Inc.
1,425,000	1.900		01/25/18	1,433,356
Diageo Capital PLC
2,600,000	5.750		10/23/17	2,721,134

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Food and Beverage – (continued)
Kraft Heinz Foods Co.
$1,925,000	2.000%	07/02/18	$1,942,760
McDonald’s Corp.
625,000	2.100	12/07/18	634,546
Molson Coors Brewing Co.
1,375,000	1.450	07/15/19	1,371,014
Pernod-Ricard SA(a)
1,600,000	2.950	01/15/17	1,606,670
SABMiller Holdings, Inc.(a)
1,625,000	2.450	01/15/17	1,629,872
Starbucks Corp.
3,725,000	0.875	12/05/16	3,724,311
Suntory Holdings Ltd.(a)
2,850,000	1.650	09/29/17	2,854,244
Sysco Corp.(b)
625,000	2.600	10/01/20	643,426
The J.M. Smucker Co.
2,025,000	1.750	03/15/18	2,037,273
575,000	2.500	03/15/20	589,107
WM Wrigley Jr Co.(a)
1,900,000	2.000	10/20/17	1,913,279

			32,202,739

Health Care – Medical Products – 0.8%
Becton Dickinson & Co.
1,250,000	1.800	12/15/17	1,255,690
Stryker Corp.
1,550,000	2.000	03/08/19	1,569,487
Thermo Fisher Scientific, Inc.
1,675,000	1.300	02/01/17	1,678,422

			4,503,599

Health Care Services – 1.4%
Aetna, Inc.
3,625,000	1.900	06/07/19	3,658,263
UnitedHealth Group, Inc.
1,400,000	1.900	07/16/18	1,414,794
2,675,000	2.300	12/15/19	2,750,090

			7,823,147

Life Insurance(a) – 0.9%
Metropolitan Life Global Funding I(c)
3,875,000	1.045	04/10/17	3,880,243
Reliance Standard Life Global Funding II
1,375,000	2.500	04/24/19	1,398,038

			5,278,281

Media – Cable – 0.3%
Time Warner Cable LLC
1,725,000	5.850	05/01/17	1,768,073

Metals & Mining(a) – 0.3%
Glencore Finance Canada Ltd.
1,475,000	2.700	10/25/17	1,477,212

Pharmaceuticals – 4.9%
AbbVie, Inc.
1,750,000	1.750	11/06/17	1,755,749
5,150,000	1.800	05/14/18	5,171,038

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Actavis Funding SCS
$2,800,000	2.350%		03/12/18	$2,828,871
4,625,000	3.000	(b)	03/12/20	4,775,382
Bayer US Finance LLC(a)(c)
3,350,000	0.936		10/06/17	3,342,067
Eli Lilly & Co.
450,000	1.250		03/01/18	451,007
EMD Finance LLC(a)
3,125,000	1.700		03/19/18	3,128,709
Forest Laboratories, Inc.(a)(b)
1,825,000	4.375		02/01/19	1,922,495
Gilead Sciences, Inc.
1,400,000	1.850		09/04/18	1,414,466
Shire Acquisitions Investments Ireland DAC
3,025,000	1.900		09/23/19	3,023,448

				27,813,232

Pipelines – 0.7%
Columbia Pipeline Group, Inc.
825,000	2.450		06/01/18	829,912
Enterprise Products Operating LLC
1,625,000	1.650		05/07/18	1,625,590
TransCanada PipeLines Ltd.
1,550,000	1.875		01/12/18	1,556,217

				4,011,719

Property/Casualty Insurance – 0.6%
Berkshire Hathaway Finance Corp.
1,475,000	1.450		03/07/18	1,482,042
1,025,000	1.700		03/15/19	1,034,406
Chubb INA Holdings, Inc.(b)
875,000	2.300		11/03/20	897,751

				3,414,199

Real Estate Investment Trust – 1.7%
ERP Operating LP
760,000	5.750		06/15/17	782,930
HCP, Inc.
2,550,000	6.000		01/30/17	2,586,470
Select Income REIT(b)
450,000	2.850		02/01/18	452,672
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
3,425,000	1.750		09/15/17	3,431,203
Welltower, Inc.
2,575,000	4.700		09/15/17	2,651,812

				9,905,087

Retailers – 0.6%
Amazon.com, Inc.(b)
1,225,000	2.600		12/05/19	1,271,030
AutoZone, Inc.
300,000	1.625		04/21/19	301,015
The Home Depot, Inc.(b)
1,725,000	2.000		06/15/19	1,760,899

				3,332,944

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailers – Food & Drug – 1.3%
CVS Health Corp.
$275,000	1.900%		07/20/18	$277,661
1,325,000	2.800	(b)	07/20/20	1,372,772
2,200,000	2.125	(b)	06/01/21	2,222,330
The Kroger Co.
450,000	2.000		01/15/19	455,732
Walgreens Boots Alliance, Inc.
1,175,000	1.750		11/17/17	1,181,430
1,650,000	1.750		05/30/18	1,659,035

				7,168,960

Technology – 2.0%
Apple, Inc.
1,750,000	1.700		02/22/19	1,769,822
Cisco Systems, Inc.
1,150,000	1.600		02/28/19	1,158,641
1,800,000	1.400		09/20/19	1,801,571
Fidelity National Information Services, Inc.
1,400,000	2.850		10/15/18	1,436,763
1,050,000	2.250	(b)	08/15/21	1,056,079
Fiserv, Inc.(b)
1,025,000	2.700		06/01/20	1,056,890
Harris Corp.
925,000	1.999		04/27/18	930,260
QUALCOMM, Inc.
2,000,000	1.400		05/18/18	2,003,192

				11,213,218

Tobacco – 0.9%
BAT International Finance PLC(a)
1,575,000	1.850		06/15/18	1,588,899
Philip Morris International, Inc.
575,000	1.375		02/25/19	576,215
Reynolds American, Inc.
2,900,000	2.300		06/12/18	2,942,169

				5,107,283

Transportation(a) – 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750		05/11/17	1,317,737
1,625,000	2.875		07/17/18	1,656,450

				2,974,187

Wireless Telecommunications – 0.4%
Verizon Communications, Inc.
924,000	1.350		06/09/17	925,135
1,150,000	2.625		02/21/20	1,182,671

				2,107,806

Wirelines Telecommunications – 1.2%
AT&T, Inc.
2,450,000	2.400		03/15/17	2,464,296
Verizon Communications, Inc.
1,950,000	3.650		09/14/18	2,035,301
2,575,000	1.375		08/15/19	2,562,583

				7,062,180

TOTAL CORPORATE OBLIGATIONS
(Cost $281,641,533)				$283,000,309

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 17.9%
Autos – 2.7%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$1,003,831	1.210%	12/20/17	$1,004,416
Ally Master Owner Trust Series 2012-5, Class A
4,600,000	1.540	09/15/19	4,613,393
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830	01/15/21	4,023,200
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,600,000	2.030	12/15/27	1,613,760
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
1,200,000	1.530	09/20/18	1,202,797
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,550,000	1.960	05/17/21	1,555,320
Nissan Master Owner Trust Receivables Series 2016-A, Class A2
1,200,000	1.540	06/15/21	1,199,906

			15,212,792

Credit Card – 7.8%
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
7,000,000	0.904	06/15/21	7,022,601
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200	12/15/22	3,520,035
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520	05/16/22	1,606,587
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A1
5,200,000	1.390	01/15/21	5,219,760
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
3,650,000	1.660	06/17/24	3,648,905
CARDS II Trust Series 2016-1A, Class A(a)(c)
2,150,000	1.224	07/15/21	2,149,233
Chase Issuance Trust Series 16-A2, Class A
2,900,000	1.370	06/15/21	2,909,570
Chase Issuance Trust Series 2015-A2, Class A2
4,250,000	1.590	02/18/20	4,276,775
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270	07/15/21	3,946,840
Evergreen Credit Card Trust Series 2016-1, Class A(a)(c)
3,350,000	1.244	04/15/20	3,365,135
Golden Credit Card Trust Series 2016-5A, Class A(a)
2,800,000	1.600	09/15/21	2,799,214
Trillium Credit Card Trust II Series 2016-1A, Class A(a)(c)
3,650,000	1.242	05/26/21	3,652,295

			44,116,950

Equipment(a) – 0.6%
Chesapeake Funding II LLC Series 16-2A, Class A1
3,500,000	1.880	06/15/28	3,513,121

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
18,392	6.745	06/25/28	19,869
Centex Home Equity Series 2004-D, Class MV3
83,358	2.024	09/25/34	75,461
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
32,058	2.774	05/25/34	30,906

			126,236

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
$16,290	4.350%	04/15/40	$16,454

Other(a)(c) – 0.9%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
2,550,000	1.585	09/10/18	2,550,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
2,550,000	1.785	03/10/19	2,550,000

			5,100,000

Student Loan(c) – 5.9%
Access Group, Inc. Series 2006-1, Class A2
198,956	0.772	08/25/23	198,241
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(b)
143,550	0.967	09/26/22	143,329
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3(b)
2,502,878	0.750	12/26/24	2,489,988
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
2,800,000	1.864	07/26/66	2,799,954
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
2,597,997	1.324	06/25/26	2,552,521
Educational Services of America, Inc. Series 2010-1, Class A1(a)
1,736,121	1.488	07/25/23	1,720,782
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,405,406	1.224	02/25/39	2,359,575
Goal Capital Funding Trust Series 2007-1, Class A3
584,962	0.947	09/25/28	580,398
Higher Education Funding I Series 2005-1, Class A4
466,531	0.802	02/25/30	462,247
Navient Student Loan Trust Series 2016-5A, Class A(a)
5,381,949	1.819	06/25/65	5,381,964
Nelnet Student Loan Trust Series 2005-4, Class A3
665,341	0.777	06/22/26	662,248
Nelnet Student Loan Trust Series 2006-2, Class A5
3,428,967	0.738	01/25/30	3,380,337
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
2,150,232	1.224	12/26/31	2,099,195
Scholar Funding Trust Series 2012-B, Class A1(a)
522,310	0.924	10/28/25	522,054
SLM Student Loan Trust Series 2003-12, Class A5(a)
878,057	0.933	09/15/22	875,717
SLM Student Loan Trust Series 2003-14, Class A5
364,274	0.868	01/25/23	362,755
SLM Student Loan Trust Series 2004-1, Class A3
1,476,198	0.848	04/25/23	1,471,368
SLM Student Loan Trust Series 2006-2, Class A5
3,144,903	0.748	07/25/25	3,128,477
SLM Student Loan Trust Series 2006-4, Class A5
865,551	0.738	10/27/25	864,013
SLM Student Loan Trust Series 2006-9, Class A4
8,635	0.708	10/25/22	8,633
SLM Student Loan Trust Series 2013-3, Class A2
324,979	0.824	05/26/20	324,504

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
SLM Student Loan Trust Series 2014-1, Class A2
$558,044	0.904%	07/26/21	$557,185
Wachovia Student Loan Trust Series 2005-1, Class A5
272,260	0.768	01/26/26	269,242

			33,214,727

TOTAL ASSET-BACKED SECURITIES
(Cost $101,163,535)			$101,300,280

U.S. Treasury Obligations – 21.1%
United States Treasury Inflation Protected Securities
$14,746,859	2.625%	07/15/17	$15,207,698
35,397,400	0.125 (d)	04/15/18	35,789,957
2,054,120	0.125	04/15/19	2,090,396
12,229,273	0.125	04/15/20	12,473,859
United States Treasury Notes
16,850,000	1.625	07/31/20	17,216,993
17,200,000	1.375	08/31/20	17,412,764
19,200,000	1.375	09/30/20	19,431,168

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $119,115,463)			$119,622,835

Shares	Distribution Rate		Value
Investment Company(c)(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
601	0.290%		$601
(Cost $601)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $501,921,132)			$503,924,025

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 9.1%
Certificates of Deposit – 5.2%
Bank of Montreal
$2,800,000	1.333%	10/24/17	$2,800,000
3,000,000	1.316	08/11/17	3,000,000
Credit Agricole SA
2,000,000	1.176	02/03/17	2,000,000
Credit Suisse New York
3,000,000	1.584	08/16/17	3,000,000
1,000,000	1.690	09/28/17	1,000,000
Mitsubishi UFJ Trust & Banking Corp.
2,800,000	1.557	09/18/17	2,800,000
Mizuho Bank Ltd.
2,225,000	1.557	09/19/17	2,225,000
Norinchukin Bank NY
2,000,000	1.243	02/22/17	2,000,000

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Sumitomo Mitsui Banking Corp.
$3,000,000	1.232%	01/20/17	$3,000,000
Sumitomo Trust & Banking Corp.
2,700,000	0.900	10/24/16	2,700,000
The Toronto-Dominion Bank
2,000,000	1.316	08/10/17	2,000,000
Wells Fargo Bank
2,800,000	1.343	09/22/17	2,800,000

			29,325,000

Commercial Paper – 3.9%
Atlantic Asset Securitization Corp.
1,000,000	0.945	11/04/16	999,122
1,000,000	0.966	11/02/16	999,155
Barton Capital Corp.
1,000,000	0.935	11/04/16	999,131
Collateralized Commercial Paper II
2,750,000	1.000	07/28/17	2,750,000
Electricite De France SA
3,100,000	1.557	01/09/17	3,086,997
Ford Motor Credit Co. LLC
2,500,000	1.481	02/01/17	2,487,615
Matchpoint Finance PLC
1,000,000	0.915	11/04/16	999,150
2,600,000	1.357	03/06/17	2,585,015
Schlumberger Holdings Corp.
2,800,000	1.037	12/15/16	2,794,050
Versailles Commercial Paper LLC
1,000,000	0.864	10/24/16	999,457
Westpac Banking Corp.
2,500,000	1.288	08/07/17	2,500,000
Whirlpool Corp.
1,000,000	0.010	12/28/16	997,629

			22,197,321

TOTAL SHORT-TERM INVESTMENTS
(Cost $51,522,321)			$51,522,321

TOTAL INVESTMENTS – 98.1%
(Cost $553,443,453)			$555,446,346

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			10,583,984

NET ASSETS – 100.0%			$566,030,330

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $126,084,394, which represents approximately 22.3% of net assets as of September 30, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an Affiliated Fund.

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	51	December 2016	$12,632,700	$54
Eurodollars	(49)	September 2017	(12,125,050)	(1,976)
Eurodollars	(49)	December 2017	(12,119,537)	(3,476)
Eurodollars	(49)	March 2018	(12,117,087)	(5,951)
Eurodollars	(224)	June 2018	(55,375,600)	(72,570)
Eurodollars	(149)	September 2018	(36,821,625)	25,731
Eurodollars	(149)	December 2018	(36,804,863)	23,868
Eurodollars	(47)	March 2019	(11,606,650)	6,942
Eurodollars	(63)	June 2019	(15,553,125)	5,330
Eurodollars	(63)	September 2019	(15,547,613)	4,048
Eurodollars	(63)	December 2019	(15,540,525)	3,755
Eurodollars	(59)	March 2020	(14,548,662)	2,626
Eurodollars	(43)	June 2020	(10,598,962)	3,126
2 Year U.S. Treasury Notes	(402)	December 2016	(87,824,438)	(87,656)
5 Year U.S. Treasury Notes	(348)	December 2016	(42,287,438)	(99,597)
TOTAL				$(195,746)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 48.1%
Collateralized Mortgage Obligations – 3.0%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$332,713	1.633%	11/25/29	$329,993

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
27,443	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
32,225	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
1,366	9.500	07/25/22	153
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
19,179	0.123	08/25/33	116
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
4,143	0.320	07/25/33	46

			315

Inverse Floaters(a) – 0.0%
GNMA REMIC Series 2002-13, Class SB
46,290	35.095	02/16/32	80,336

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
3,147	0.000	10/25/21	3,085

Regular Floater(a) – 0.0%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
861	1.074	02/25/48	861
FHLMC REMIC Series 1760, Class ZB
96,438	0.960	05/15/24	96,125

			96,986

Sequential Fixed Rate – 2.8%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	622,977
FHLMC REMIC Series 2329, Class ZA
615,840	6.500	06/15/31	693,891
FHLMC REMIC Series 4273, Class PD
1,071,367	6.500	11/15/43	1,247,235
FNMA REMIC Series 2011-52, Class GB
1,051,836	5.000	06/25/41	1,165,002
FNMA REMIC Series 2011-99, Class DB
1,025,651	5.000	10/25/41	1,134,959
FNMA REMIC Series 2012-111, Class B
145,650	7.000	10/25/42	169,035
FNMA REMIC Series 2012-153, Class B
597,024	7.000	07/25/42	704,445
GNMA REMIC Series 2002-42, Class KZ
1,623,034	6.000	06/16/32	1,828,146
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,568,980

			11,134,670

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a)(e) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
$476,348	0.977%	10/07/20	$476,944

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,122,329

Commercial Mortgage-Backed Securities(a) – 3.1%
Sequential Floating Rate – 3.1%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
$50,445	5.889%	07/10/44	$50,565
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
4,890,169	6.247	12/10/49	5,046,709
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
2,958,570	6.069	07/15/44	3,027,156
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
930,613	5.509	11/12/49	931,734
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
3,844,111	5.526	01/15/49	3,879,946

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$12,936,110

Federal Agencies – 42.0%
Adjustable Rate FHLMC(a) – 0.2%
$138,528	2.555%	11/01/32	$145,932
773,631	2.505	09/01/33	816,480

			962,412

Adjustable Rate FNMA(a) – 0.8%
21,160	2.545	11/01/32	22,154
225,003	2.374	12/01/32	234,051
781,780	2.287	05/01/33	804,299
23,991	2.836	06/01/33	25,305
798,617	2.543	10/01/33	837,246
753,824	2.615	02/01/35	795,755
652,520	2.457	09/01/35	681,017

			3,399,827

Adjustable Rate GNMA(a) – 0.7%
49,510	2.125	06/20/23	50,398
23,644	1.875	07/20/23	24,073
23,115	1.875	08/20/23	23,537
63,031	1.875	09/20/23	64,193
20,516	2.000	03/20/24	20,903
173,031	2.125	04/20/24	176,417
18,835	2.125	05/20/24	19,207
174,912	2.125	06/20/24	178,399
48,227	1.875	07/20/24	49,194
51,410	2.000	07/20/24	52,440
88,433	1.875	08/20/24	90,220
45,287	2.000	08/20/24	46,201
42,586	1.875	09/20/24	43,452
54,543	2.000	11/20/24	55,652
21,117	2.000	12/20/24	21,549
35,420	2.500	12/20/24	36,537

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$37,253	2.000%	01/20/25	$38,010
20,958	2.000	02/20/25	21,388
72,410	2.125	05/20/25	73,970
58,289	2.000	07/20/25	59,561
27,251	2.000	02/20/26	27,857
1,389	1.875	07/20/26	1,422
70,562	2.000	01/20/27	72,255
26,239	2.000	02/20/27	26,863
203,341	2.125	04/20/27	208,344
22,536	2.125	05/20/27	23,112
24,366	2.125	06/20/27	24,952
9,969	2.000	11/20/27	10,229
32,998	2.000	12/20/27	33,859
67,103	2.000	01/20/28	68,785
24,354	2.000	02/20/28	24,968
28,911	2.000	03/20/28	29,643
109,296	1.875	07/20/29	112,308
63,474	1.875	08/20/29	65,230
12,959	1.875	09/20/29	13,318
61,931	2.000	10/20/29	63,638
79,317	2.000	11/20/29	81,561
17,131	2.000	12/20/29	17,622
22,971	2.000	01/20/30	23,604
9,979	2.000	02/20/30	10,235
61,452	2.000	03/20/30	63,090
71,249	2.125	04/20/30	73,258
184,287	2.125	05/20/30	189,547
18,293	2.125	06/20/30	18,836
161,784	2.000	07/20/30	166,427
26,743	2.000	09/20/30	27,515
57,068	2.000	10/20/30	58,770
105,957	2.000	03/20/32	109,113

			2,791,662

FHLMC – 4.5%
2,136	7.000	09/01/17	2,169
1,209	7.000	10/01/17	1,218
10,589	5.500	05/01/18	10,869
102,451	5.500	06/01/18	105,488
4,800	4.500	09/01/18	4,923
44,566	5.000	06/01/19	46,323
2,368	10.000	07/01/20	2,377
28,401	6.500	07/01/21	31,677
2,390	6.500	08/01/22	2,687
35,905	9.000	10/01/22	40,542
124,973	4.500	10/01/23	136,773
643,316	5.000	08/01/24	691,871
90,543	6.500	07/01/28	95,121
595,661	4.500	03/01/29	652,043
4,353	8.000	07/01/30	5,365
8,648	7.500	12/01/30	8,814
43,573	7.000	04/01/31	50,902
22,815	5.000	08/01/33	25,379
4,326	5.000	09/01/33	4,812
10,405	5.000	10/01/33	11,574
15,350	5.500	09/01/34	17,604

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$244,279	6.000%	10/01/34	$283,610
5,715	5.000	11/01/34	6,355
322,715	5.000	12/01/34	358,859
1,145	5.500	03/01/35	1,290
17,230	5.000	07/01/35	19,160
2,366	5.500	07/01/35	2,673
3,558	5.000	11/01/35	3,958
6,034	5.500	11/01/35	6,981
32,299	5.000	12/01/35	36,822
91,019	5.500	01/01/36	105,294
222	5.500	02/01/36	257
2,478	6.000	06/01/36	2,864
51,990	5.000	02/01/37	57,552
4,780	5.000	03/01/38	5,292
110,999	5.500	03/01/38	127,159
49,345	5.500	04/01/38	56,576
7,971	5.500	11/01/38	9,303
12,113	5.500	12/01/38	13,638
516,287	7.000	02/01/39	605,762
3,658	5.500	03/01/39	4,149
236,809	5.000	07/01/39	264,273
5,315	5.500	10/01/39	6,077
12,789	5.500	03/01/40	14,597
18,601	4.000	06/01/40	19,937
25,999	5.500	06/01/40	29,760
12,699	5.000	08/01/40	14,159
933,317	5.500	08/01/40	1,047,019
3,622	4.500	11/01/40	3,982
230,657	4.000	02/01/41	248,409
7,701	5.000	04/01/41	8,620
10,358	5.000	06/01/41	11,540
440,118	5.000	07/01/41	489,277
18,091	4.000	11/01/41	19,521
23,335	3.000	05/01/42	24,306
280,633	3.500	06/01/42	301,318
22,717	3.000	08/01/42	23,663
26,161	3.000	01/01/43	27,274
89,347	3.000	02/01/43	93,247
4,930,671	3.500	04/01/43	5,220,156
535,197	3.500	06/01/45	571,386
418,320	3.500	10/01/45	446,737
2,878,924	3.500	03/01/46	3,074,488
1,931,781	3.500	04/01/46	2,057,573
394,459	3.500	05/01/46	420,392

			18,093,796

FNMA – 23.6%
347	8.000	11/01/16	347
10,328	5.000	08/01/17	10,613
2,127,955	2.800	03/01/18	2,153,027
1,840,724	3.740	05/01/18	1,882,975
1,690,000	3.840	05/01/18	1,730,668
6,868	4.500	08/01/18	7,048
72,706	5.000	09/01/18	74,803
400,206	5.000	10/01/18	413,000
4,400,000	4.506	06/01/19	4,558,809

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$25,589	6.500%	08/01/19	$29,475
804,628	3.416	10/01/20	854,864
8,998	9.500	10/01/20	9,062
587,097	3.619	12/01/20	630,334
2,142,486	4.380	06/01/21	2,373,661
224,572	5.500	02/01/23	252,797
386,301	5.500	08/01/23	434,853
98,905	6.000	11/01/28	114,177
8,728	6.500	11/01/28	9,754
64,566	7.000	07/01/31	73,174
1,212	5.500	03/01/33	1,372
3,997	6.000	03/01/33	4,635
3,932,206	5.500	04/01/33	4,532,979
2,044	6.000	05/01/33	2,379
5,643	5.000	07/01/33	6,435
827,851	5.500	07/01/33	916,227
28,304	5.000	08/01/33	31,819
5,712	5.500	09/01/33	6,548
26,894	5.500	12/01/33	30,835
1,831	6.000	12/01/33	2,137
6,543	5.500	02/01/34	7,499
2,528	5.500	03/01/34	2,901
1,334	5.500	04/01/34	1,539
8,271	5.500	05/01/34	9,492
88	5.500	06/01/34	101
9,401	5.500	08/01/34	10,848
5,303	5.500	09/01/34	6,044
4,474	5.500	10/01/34	5,122
3,429	5.500	11/01/34	3,935
49,736	5.500	12/01/34	57,037
7,916	5.500	04/01/35	9,071
223,228	6.000	04/01/35	258,876
7,430	5.000	05/01/35	8,521
5,266	5.500	05/01/35	5,985
9,171	5.000	07/01/35	10,347
9,336	5.500	07/01/35	10,752
5,311	5.000	08/01/35	6,060
973	5.500	08/01/35	1,126
184	6.000	08/01/35	214
8,884	5.500	09/01/35	10,254
87,884	6.000	10/01/35	102,328
38,634	6.000	11/01/35	44,262
4,266	5.500	12/01/35	4,925
153	5.500	02/01/36	176
49,771	6.000	03/01/36	57,665
75,221	6.000	04/01/36	87,115
3,362	4.500	07/01/36	3,708
566	5.500	02/01/37	651
18,419	5.500	04/01/37	21,232
432	5.500	05/01/37	497
528	5.500	06/01/37	607
1,024,386	5.500	08/01/37	1,156,300
243,971	6.000	10/01/37	282,196
229,770	7.500	11/01/37	269,763
307	5.500	12/01/37	352
13,659	5.500	02/01/38	15,431

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$6,052	5.500%	03/01/38		$6,945
10,074	6.000	03/01/38		11,715
23,707	5.500	04/01/38		27,311
7,286	5.500	05/01/38		8,384
1,764	5.500	06/01/38		2,022
1,907	5.500	07/01/38		2,187
1,373	5.500	08/01/38		1,574
1,692	5.500	09/01/38		1,940
450	5.500	12/01/38		515
6,657	5.500	02/01/39		7,650
345,609	7.000	03/01/39		407,954
4,235	4.500	04/01/39		4,634
13,077	4.500	05/01/39		14,616
7,573	5.500	06/01/39		8,695
7,802	4.000	08/01/39		8,372
38,298	4.500	08/01/39		42,807
63,679	5.000	09/01/39		70,666
6,675	5.500	11/01/39		7,653
596,416	4.500	12/01/39		666,635
499,927	5.000	07/01/40		565,737
402,539	5.000	03/01/41		447,527
113,730	5.000	04/01/41		126,441
419,804	4.500	05/01/41		461,399
30,813	5.000	06/01/41		34,257
164,289	5.000	07/01/41		182,650
213,382	4.500	08/01/41		235,037
195,750	5.000	10/01/41		217,627
41,278	3.500	11/01/41		43,943
365,997	5.000	04/01/42		406,901
44,041	3.500	06/01/42		46,891
161,388	4.500	08/01/42		179,734
25,750	3.500	10/01/42		27,421
22,568	3.000	11/01/42		23,671
248,569	3.000	12/01/42		260,727
648,954	3.000	01/01/43		680,773
130,154	3.000	02/01/43		136,519
750,837	3.000	03/01/43		787,557
1,225,835	3.000	04/01/43		1,285,785
122,165	3.500	04/01/43		129,002
833,291	3.000	05/01/43		874,045
76,702	3.500	05/01/43		81,727
145,430	3.000	06/01/43		152,542
1,286,288	3.000	07/01/43		1,349,197
2,154,143	3.500	07/01/43		2,274,689
373,100	3.500	08/01/43		394,335
44,427	3.500	09/01/43		47,338
109,357	3.500	01/01/44		116,555
275,898	3.500	04/01/45		294,316
73,780	3.500	06/01/45		78,714
31,547	3.500	09/01/45		33,772
53,623	3.500	10/01/45		57,236
79,703	3.500	11/01/45		84,715
77,611	3.500	01/01/46		82,841
585,566	3.500	05/01/46		623,925
980,551	3.500	06/01/46		1,056,275
4,000,000	3.000	TBA-30yr	(f)	4,149,062

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$34,000,000	3.500%	TBA-30yr	(f)	$35,880,625
16,000,000	4.000	TBA-30yr	(f)	17,182,499

				96,018,021

GNMA – 12.2%
466,970	3.950	07/15/25		503,943
85,359	7.000	12/15/27		96,529
14,716	6.500	08/15/28		16,971
124,807	6.000	01/15/29		146,570
182,214	7.000	10/15/29		215,511
78,709	5.500	11/15/32		89,500
1,090,814	5.500	12/15/32		1,248,712
46,548	5.500	01/15/33		53,464
81,063	5.500	02/15/33		93,107
87,957	5.500	03/15/33		101,026
74,606	5.500	07/15/33		85,319
46,055	5.500	08/15/33		52,898
32,641	5.500	09/15/33		37,491
47,099	5.500	04/15/34		54,005
42,808	5.500	05/15/34		49,085
500,688	5.500	06/15/34		574,108
393,811	5.500	09/15/34		451,559
331,064	5.500	12/15/34		379,611
315,156	5.500	01/15/35		358,675
217,725	5.000	03/15/38		243,454
1,637	5.000	11/15/38		1,830
766,684	4.000	08/20/43		826,641
7,969,217	4.000	10/20/43		8,566,372
4,849,868	4.000	06/20/45		5,204,894
4,677,145	4.000	07/20/45		5,019,526
1,785,070	4.000	09/20/45		1,913,512
12,894,631	4.000	10/20/45		13,818,410
3,859,034	4.000	03/20/46		4,135,497
74,605	4.000	04/20/46		80,031
116,066	4.000	05/20/46		124,599
5,000,000	4.000	TBA-30yr	(f)	5,358,203

				49,901,053

TOTAL FEDERAL AGENCIES				$171,166,771

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $193,357,604)				$196,225,210

Agency Debentures – 7.2%
FHLB
$2,200,000	1.875%	03/13/20		$2,255,640
3,700,000	2.125	06/09/23		3,830,299
2,100,000	3.375	09/08/23		2,342,945
300,000	3.375	12/08/23		335,754
FNMA
1,400,000	1.875	09/24/26		1,392,979
2,600,000	6.250	05/15/29		3,759,953
4,000,000	6.625	11/15/30		6,082,300
New Valley Generation III
2,104,748	4.929	01/15/21		2,292,492

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
Small Business Administration
$3,795	7.500%	04/01/17	$3,845
11,377	6.300	05/01/18	11,753
10,613	6.300	06/01/18	10,969
Tennessee Valley Authority
6,500,000	3.875	02/15/21	7,227,296

TOTAL AGENCY DEBENTURES
(Cost $28,011,388)			$29,546,225

Asset-Backed Securities – 7.2%
Auto Floor Plan ABS(d) – 0.8%
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1
$2,000,000	1.650%	05/15/20	$1,998,924
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1
1,250,000	1.960	05/17/21	1,254,290

			3,253,214

Automobiles(d) – 0.9%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A
2,150,000	2.630	12/20/21	2,175,854
Ford Credit Auto Owner Trust Series 2016-2, Class A
1,300,000	2.030	12/15/27	1,311,180

			3,487,034

Student Loan – 5.5%
Access Group, Inc. Series 2005-2, Class A3(a)(g)
1,123,590	0.834	11/22/24	1,114,380
Access Group, Inc. Series 2006-1, Class A2(a)
161,316	0.772	08/25/23	160,736
Alaska State Student Loan Corp. Series 2013, Class A(a)(g)
3,200,101	1.024	08/25/31	3,096,175
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)(d)
2,050,000	1.864	07/26/66	2,049,967
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(a)(d)
1,644,142	1.324	10/25/56	1,602,018
Higher Education Funding I Series 2005-1, Class A4(a)
394,757	0.802	02/25/30	391,132
Navient Student Loan Trust Series 2016-5A, Class A(a)(d)
4,048,806	1.819	06/25/65	4,048,817
Nelnet Student Loan Trust Series 2005-4, Class A3(a)
550,627	0.777	06/22/26	548,067
Nelnet Student Loan Trust Series 2013-5A, Class A(a)(d)
399,197	1.154	01/25/37	388,258
PHEAA Student Loan Trust Series 2016-1A, Class A(a)(d)
2,100,000	1.728	09/25/65	2,099,980
Scholar Funding Trust Series 2013-A, Class A(a)(d)
2,519,113	1.174	01/30/45	2,414,439
SLM Student Loan Trust Series 2003-14, Class A5(a)
300,922	0.868	01/25/23	299,667
SLM Student Loan Trust Series 2006-9, Class A4(a)
7,111	0.708	10/25/22	7,109
SLM Student Loan Trust Series 2008-5, Class A4(a)
2,378,219	2.338	07/25/23	2,384,181

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(d)
$1,800,000	2.620%	01/15/47	$1,800,776
Wachovia Student Loan Trust Series 2005-1, Class A5(a)
245,034	0.768	01/26/26	242,318

			22,648,020

TOTAL ASSET-BACKED SECURITIES
(Cost $29,665,797)			$29,388,268

Municipal Debt Obligation – 0.6%
New Jersey – 0.6%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,530,000
(Cost $2,000,000)

Government Guarantee Obligations(e) – 2.0%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%	10/30/20	$4,823,382
Israel Government AID Bond
1,400,000	5.500	09/18/23	1,746,508
500,000	5.500	12/04/23	626,002
700,000	5.500	04/26/24	883,905

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,746,369)			$8,079,797

U.S. Treasury Obligations – 45.2%
United States Treasury Bonds
$650,000	2.750%	11/15/42	$708,279
10,810,000	3.625 (h)	08/15/43	13,773,993
7,400,000	3.750 (h)	11/15/43	9,639,314
6,130,000	3.625	02/15/44	7,812,440
3,200,000	3.000	11/15/44	3,651,648
1,600,000	3.000	05/15/45	1,825,472
1,570,000	2.875	08/15/45	1,749,875
620,000	2.250	08/15/46	609,007
United States Treasury Inflation Protected Securities
1,973,989	2.625	07/15/17	2,035,676
18,843,910	0.125	04/15/18	19,052,889
10,681,424	0.125	04/15/19	10,870,058
6,371,554	0.125	04/15/20	6,498,985
5,004,576	0.125	01/15/23	5,087,452
3,496,713	0.125	07/15/24	3,549,164
2,080,402	0.375	07/15/25	2,148,992
2,241,820	2.500	01/15/29	2,846,753
United States Treasury Notes
5,100,000	0.750	01/31/18	5,101,836
3,540,000	0.750	02/28/18	3,541,239
1,700,000	1.625	06/30/20	1,737,298
28,000,000	1.625	07/31/20	28,609,840
6,900,000	1.750	12/31/20	7,084,989

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
$1,200,000	1.375%		04/30/21	$1,212,720
4,700,000	2.000		10/31/21	4,883,911
800,000	1.750		02/28/22	820,992
6,000,000	1.875		05/31/22	6,193,620
600,000	2.125		06/30/22	627,570
1,300,000	2.000	(h)	07/31/22	1,350,713
1,150,000	1.750		09/30/22	1,178,486
1,810,000	1.875		10/31/22	1,867,612
3,790,000	1.375		09/30/23	3,775,484
9,100,000	2.250		11/15/24	9,606,961
500,000	2.125		05/15/25	522,775
400,000	2.000		08/15/25	413,996
United States Treasury Strip Coupon(c)
12,400,000	0.000		11/15/35	8,072,772
3,200,000	0.000		02/15/36	2,071,136
6,100,000	0.000		05/15/36	3,916,139

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $175,829,780)				$184,450,086

Shares			Distribution Rate	Value
Investment Company(a)(i) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,017,515			0.290%	$12,017,515
(Cost $12,017,515)

TOTAL INVESTMENTS – 113.3%
(Cost $448,628,453)				$462,237,101

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.3)%				(54,428,308)

NET ASSETS – 100.0%				$407,808,793

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $21,145,364, which represents approximately 5.2% of net assets as of September 30, 2016.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $8,556,741, which represents approximately 2.1% of net assets as of September 30, 2016.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $62,570,389 which represents approximately 15.3% of net assets as of September 30, 2016.
(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an affiliated fund.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC (Proceeds Receivable: $(5,251,563))	3.500%	TBA-30yr	10/13/16	$(5,000,000)	$(5,275,391)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(71)	December 2016	$(13,055,125)	$218,548
Ultra 10 Year U.S. Treasury Notes	(3)	December 2016	(432,469)	190
2 Year U.S. Treasury Notes	52	December 2016	11,360,375	14,120
5 Year U.S. Treasury Notes	67	December 2016	8,141,547	(1,052)
10 Year U.S. Treasury Notes	27	December 2016	3,540,375	(4,665)
20 Year U.S. Treasury Bonds	7	December 2016	1,177,094	(11,095)
TOTAL				$216,046

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$12,900	09/09/36	3 month LIBOR	1.231%	$17,464	$192,329

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.2%
Banks – 0.2%
DnB Boligkreditt AS
$800,000	1.450%	03/21/19	$801,366
(Cost $799,236)

Mortgage-Backed Obligations – 43.5%
Collateralized Mortgage Obligations – 37.6%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$152	1,004.961%	12/25/20	$711

Regular Floater(c) – 31.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
2,583	1.074	02/25/48	2,583
FHLMC REMIC Series 1826, Class F
22,971	0.924	09/15/21	22,978
FHLMC REMIC Series 3049, Class FP
4,648,433	0.874	10/15/35	4,623,322
FHLMC REMIC Series 3208, Class FD
1,572,476	0.924	08/15/36	1,572,476
FHLMC REMIC Series 3208, Class FG
1,529,977	0.924	08/15/36	1,529,977
FHLMC REMIC Series 3307, Class FA
11,244,554	0.954	07/15/34	11,260,182
FHLMC REMIC Series 3312, Class HF
5,075,944	0.824	08/15/33	5,080,920
FHLMC REMIC Series 3371, Class FA
526,056	1.124	09/15/37	529,681
FHLMC REMIC Series 3374, Class FT
379,675	0.824	04/15/37	378,754
FHLMC REMIC Series 3471, Class FB
2,311,143	1.524	08/15/35	2,341,858
FHLMC REMIC Series 3545, Class FA
590,154	1.374	06/15/39	593,910
FHLMC REMIC Series 3588, Class CW
2,851,084	3.145	10/15/37	2,991,569
FHLMC REMIC Series 4039, Class FA
3,712,295	1.024	05/15/42	3,720,124
FHLMC REMIC Series 4057, Class CF
6,973,772	0.974	04/15/39	6,970,018
FHLMC REMIC Series 4272, Class FD
6,427,221	0.874	11/15/43	6,406,592
FHLMC REMIC Series 4316, Class FY
2,206,032	0.924	11/15/39	2,213,296
FHLMC REMIC Series 4477, Class FG
10,485,129	0.794	10/15/40	10,367,073
FHLMC REMIC Series 4614, Class FK(d)
9,500,000	1.032	09/15/46	9,494,062
FHLMC STRIPS Series 237, Class F23
440,233	0.924	05/15/36	439,862
FNMA REMIC Series 1990-145, Class A
61,986	1.466	12/25/20	62,047
FNMA REMIC Series 1997-20, Class F
182,161	1.036	03/25/27	182,651

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 1998-66, Class FC
$62,674	1.031%	11/17/28	$63,026
FNMA REMIC Series 2006-42, Class CF
10,395,822	0.975	06/25/36	10,420,704
FNMA REMIC Series 2006-72, Class XF
912,403	1.025	08/25/36	913,167
FNMA REMIC Series 2007-114, Class A7
2,275,000	0.725	10/27/37	2,263,684
FNMA REMIC Series 2007-33, Class HF
68,042	0.875	04/25/37	67,788
FNMA REMIC Series 2007-36, Class F
1,336,354	0.755	04/25/37	1,328,213
FNMA REMIC Series 2007-92, Class OF
502,470	1.095	09/25/37	504,239
FNMA REMIC Series 2008-22, Class FD
760,248	1.365	04/25/48	765,917
FNMA REMIC Series 2009-75, Class MF
1,137,593	1.675	09/25/39	1,160,101
FNMA REMIC Series 2010-123, Class FL
2,265,144	0.955	11/25/40	2,269,353
FNMA REMIC Series 2011-110, Class FE
3,799,764	0.925	04/25/41	3,798,746
FNMA REMIC Series 2011-53, Class FT
755,256	1.105	06/25/41	759,999
FNMA REMIC Series 2011-63, Class FG
826,568	0.975	07/25/41	827,963
FNMA REMIC Series 2012-56, Class FG
3,074,073	1.025	03/25/39	3,090,747
FNMA REMIC Series 2014-19, Class FA
2,114,080	0.925	11/25/39	2,121,308
FNMA REMIC Series 2014-19, Class FJ
2,361,871	0.925	11/25/39	2,369,725
FNMA REMIC Series 2016-1, Class FT
7,585,347	0.875	02/25/46	7,526,810
FNMA REMIC Series 2016-23, Class FT
1,378,975	1.025	11/25/45	1,377,265
FNMA REMIC Series 2016-33, Class PF
2,969,096	1.025	06/25/46	2,958,058
GNMA REMIC Series 2010-53, Class FC
1,109,176	1.352	04/20/40	1,120,998
GNMA REMIC Series 2012-12, Class HF
1,436,173	0.932	01/20/42	1,433,625
NCUA Guaranteed Notes Series 2010-A1, Class A
310,107	0.863	12/07/20	309,359
NCUA Guaranteed Notes Series 2011-R1, Class 1A
586,547	0.976	01/08/20	587,441
NCUA Guaranteed Notes Series 2011-R2, Class 1A
1,778,269	0.919	02/06/20	1,778,964
NCUA Guaranteed Notes Series 2011-R3, Class 1A
1,569,295	0.918	03/11/20	1,564,391
NCUA Guaranteed Notes Series 2011-R4, Class 1A
918,250	0.907	03/06/20	917,927

			123,083,453

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 4248, Class LM
914,764	6.500	05/15/41	1,066,606

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – 5.9%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
$2,296,847	0.902%	07/25/20	$2,296,165
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
4,974,930	0.862	01/25/21	4,967,495
FHLMC Multifamily Structured Pass Through Certificates, Series KS02, Class A
7,725,782	0.876	08/25/23	7,718,930
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A
7,499,041	0.972	06/25/23	7,471,228
FNMA ACES Series 2013-M11, Class FA
515,065	0.855	01/25/18	514,082
Leek Finance PLC Series 2018X, Class A2B
340,668	1.121	09/21/38	367,249

			23,335,149

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$147,485,919

Federal Agencies – 5.9%
Adjustable Rate FHLMC(c) – 2.1%
$9,151	2.544%	08/01/18	$9,216
4,248	2.554	11/01/18	4,280
32,736	2.931	11/01/18	32,905
2,489	2.250	02/01/19	2,500
8,774	1.940	03/01/19	8,798
7,005	2.540	03/01/19	7,060
9,821	2.170	06/01/19	9,867
3,675	2.270	07/01/19	3,693
205,658	2.584	11/01/19	207,405
120,823	6.878	11/01/19	126,707
8,727	3.045	01/01/20	8,806
18,475	1.940	05/01/21	18,589
2,554	1.940	10/01/26	2,581
444,622	3.510	08/01/28	464,151
139,553	2.772	05/01/29	144,377
12,886	4.132	06/01/29	13,788
27,248	1.920	04/01/30	27,622
22,827	4.384	06/01/30	24,426
117,229	3.050	12/01/30	121,290
9,388	2.484	02/01/31	9,535
7,609	2.516	06/01/31	7,972
1,568,099	3.082	05/01/34	1,656,049
1,368,540	2.905	05/01/35	1,436,734
94,136	3.870	05/01/35	97,793
3,488,524	2.570	01/01/38	3,681,564

			8,127,708

Adjustable Rate FNMA(c) – 2.7%
3,580	6.750	04/01/17	3,580
6,231	4.258	08/01/17	6,262
16,496	2.745	09/01/17	16,530
13,450	2.015	03/01/18	13,469
7,276	2.625	03/01/18	7,276

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)
$86,068	2.048%	07/01/18	$86,215
7,214	1.988	10/01/18	7,236
7,642	2.676	10/01/18	7,826
12,061	2.789	10/01/18	12,109
25,601	1.904	01/01/19	25,675
60,293	3.963	04/01/19	61,574
6,090	6.004	04/01/19	6,333
165,816	1.902	05/01/19	166,448
15,646	6.084	07/01/19	16,146
53,762	4.285	08/01/19	55,038
47,357	6.068	05/01/20	49,009
80,074	1.888	06/01/20	80,357
4,832	6.681	02/01/22	5,134
25,744	2.428	05/20/22	25,839
82,448	2.696	02/01/23	84,533
170,405	2.743	01/01/24	175,156
232,258	2.876	03/01/24	239,177
132,334	2.206	06/20/24	133,128
5,424	3.557	08/01/24	5,533
54,014	5.083	01/01/25	57,556
8,673	3.345	06/01/27	8,887
7,067	4.250	12/01/27	7,561
9,646	4.518	01/01/28	10,321
9,444	1.921	06/01/29	9,552
9,054	2.097	06/01/29	9,200
1,477,709	2.820	07/01/33	1,561,324
363,107	2.808	11/01/34	383,549
5,685	3.882	05/01/36	5,945
2,020,766	2.874	03/01/37	2,137,584
306,770	2.893	09/01/37	319,177
68,526	1.889	06/01/40	69,589
6,180	1.689	02/01/41	6,238
1,226,974	2.511	04/01/44	1,269,979
3,339,493	2.582	09/01/44	3,438,657

			10,584,702

Adjustable Rate GNMA(c) – 0.5%
1,053,427	2.125	04/20/33	1,086,502
220,934	2.125	05/20/33	229,246
412,818	1.875	08/20/34	426,112

			1,741,860

FHLMC – 0.2%
68,312	5.500	01/01/20	71,531
67,104	7.000	04/01/21	71,103
30,583	7.000	08/01/21	32,864
99,034	7.000	05/01/22	107,509
354,588	7.000	06/01/22	384,935
2,227	4.500	05/01/23	2,383

			670,325

FNMA – 0.4%
2,556	7.000	05/01/17	2,598
12,143	5.500	03/01/18	12,479
9,368	5.500	04/01/18	9,565
2,902	5.000	09/01/19	3,043
481	5.000	11/01/19	496

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,447	5.000%	01/01/20		$3,539
28,621	7.000	07/01/21		30,645
71,140	7.000	11/01/21		77,092
39,765	7.000	12/01/21		40,462
100,604	7.000	01/01/22		105,462
16,170	7.000	02/01/22		17,463
58,155	7.000	01/01/28		64,668
20,256	6.500	04/01/33		23,918
30,963	6.000	05/01/38		35,464
39,526	6.000	11/01/38		45,271
88,701	6.000	09/01/39		101,594
31,115	6.000	10/01/39		35,650
22,671	6.000	10/01/40		25,966
32,046	6.000	05/01/41		36,704
1,000,000	3.500	TBA-30yr	(e)	1,055,313

				1,727,392

GNMA – 0.0%
30,677	7.000	04/15/26		34,243

TOTAL FEDERAL AGENCIES				$22,886,230

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $170,641,309)				$170,372,149

Asset-Backed Securities(c) – 39.7%
Collateralized Loan Obligations – 14.1%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)
$326,533	1.287%	11/01/18		$326,490
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.503	04/18/24		1,139,078
ACIS CLO Ltd. Series 2013-2A, Class A(a)
1,114,620	1.130	10/14/22		1,106,270
Atrium X Series 2010-A, Class A(a)
2,750,000	1.753	07/16/25		2,740,535
B&M CLO Ltd. Series 2014-1A, Class A1(a)
750,000	2.033	04/16/26		748,596
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
789,124	1.002	04/29/19		787,966
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
563,921	0.907	02/01/22		561,173
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
446,881	0.907	02/01/22		444,703
Chesapeake Funding II LLC Series 16-2A, Class A2(a)
2,950,000	1.448	06/15/28		2,965,928
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
343,044	1.386	11/21/22		340,590
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)
8,000,000	1.600	12/31/23		7,931,672
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(a)
1,800,000	1.728	07/15/25		1,785,919
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)
4,700,000	1.037	05/01/22		4,688,438
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	1.784	04/20/26		2,082,746

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations – (continued)
Jamestown CLO VII Ltd. Series 2015-7A, Class A1(a)
$2,350,000	2.188%	07/25/27	$2,350,552
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)
5,250,000	1.778	07/15/25	5,245,049
OCP CLO Ltd. Series 2012-2A, Class A1(a)
730,647	1.474	11/22/23	726,301
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.636	04/26/26	2,319,452
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.563	04/17/25	989,391
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.658	03/20/25	2,223,160
OFSI Fund VII Ltd. Series 2014-7A, Class A(a)
2,100,000	1.973	10/18/26	2,092,885
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
2,000,000	1.965	01/22/25	2,000,032
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(a)
5,100,000	2.158	04/15/27	5,099,980
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	1.933	01/17/25	1,994,084
Trinitas CLO Ltd. Series 2014-1A, Class A1(a)
600,000	2.158	04/15/26	600,152
Westchester CLO Ltd. Series 2007-1X, Class A1A
457,057	0.862	08/01/22	455,620
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	2.028	04/15/26	1,701,681

			55,448,443

Credit Card – 3.2%
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	0.904	06/15/21	5,668,242
CARDS II Trust Series 2016-1A, Class A(a)
1,500,000	1.224	07/15/21	1,499,465
Evergreen Credit Card Trust Series 2016-1, Class A(a)
2,550,000	1.244	04/15/20	2,561,521
Trillium Credit Card Trust II Series 2016-1A, Class A(a)
2,800,000	1.242	05/26/21	2,801,760

			12,530,988

Student Loan – 22.4%
Academic Loan Funding Trust Series 2013-1, Class A(a)
3,189,674	1.325	12/26/44	3,138,503
Access Group, Inc. Series 2005-2, Class A3(d)
1,308,060	0.834	11/22/24	1,297,338
Access Group, Inc. Series 2006-1, Class A2
193,579	0.772	08/25/23	192,884
Access Group, Inc. Series 2013-1, Class A(a)
1,565,352	1.024	02/25/36	1,535,688
Access Group, Inc. Series 2015-1, Class A(a)
831,860	1.224	07/25/56	813,529
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
2,528,455	1.324	02/25/41	2,430,640
Alaska State Student Loan Corp. Series 2013, Class A(d)
2,478,952	1.024	08/25/31	2,398,445
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
1,929,965	1.438	02/25/43	1,902,518

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(d)
$139,200	0.967%	09/26/22	$138,986
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3(d)
793,166	0.750	12/26/24	789,081
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
373,905	1.462	02/25/30	373,832
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
1,950,000	1.864	07/26/66	1,949,968
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
3,052,647	1.324	06/25/26	2,999,213
Educational Services of America, Inc. Series 2010-1, Class A1(a)
2,200,153	1.488	07/25/23	2,180,715
Educational Services of America, Inc. Series 2012-1, Class A1(a)
3,290,354	1.674	09/25/40	3,269,829
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,689,917	1.224	02/25/39	2,638,664
GCO Education Loan Funding Trust Series 2005-2, Class A6L
264,906	0.812	05/27/24	264,419
GCO Education Loan Funding Trust Series 2006-1, Class A8L
2,093,376	0.792	05/25/25	2,062,876
Goal Capital Funding Trust Series 2007-1, Class A3
557,755	0.947	09/25/28	553,403
Goal Capital Funding Trust Series 2010-1, Class A(a)
73,276	1.362	08/25/48	71,016
Higher Education Funding I Series 2005-1, Class A4
466,531	0.802	02/25/30	462,247
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
5,754,164	1.244	12/01/31	5,642,533
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
1,901,681	1.612	02/25/42	1,874,719
Massachusetts Educational Financing Authority Series 2008-1, Class A1
745,304	1.588	04/25/38	743,562
Missouri Higher Education Loan Authority Series 2010-2, Class A1
3,496,737	1.675	08/27/29	3,448,295
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
3,941,193	1.512	05/20/30	3,859,507
Navient Student Loan Trust Series 2016-5A, Class A(a)
3,703,176	1.819	06/25/65	3,703,186
Nelnet Student Loan Trust Series 2005-4, Class A3
642,399	0.777	06/22/26	639,412
Nelnet Student Loan Trust Series 2006-2, Class A5
3,224,862	0.738	01/25/30	3,179,127
Nelnet Student Loan Trust Series 2013-5A, Class A(a)
798,394	1.154	01/25/37	776,516
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
939,182	1.224	12/26/31	916,890
Rhode Island Student Loan Authority Series 2012-1, Class A1
2,746,036	1.394	07/01/31	2,699,247

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
Rhode Island Student Loan Authority Series 2014-1, Class A1(d)
$697,453	1.194%	10/02/28	$678,420
Scholar Funding Trust Series 2010-A, Class A(a)
826,160	1.384	10/28/41	809,728
Scholar Funding Trust Series 2012-B, Class A1(a)
725,922	0.924	10/28/25	725,567
Scholar Funding Trust Series 2013-A, Class A(a)
3,358,124	1.174	01/30/45	3,218,587
SLC Student Loan Center Series 2011-1, Class A(a)
1,537,893	1.744	10/25/27	1,532,599
SLC Student Loan Trust Series 2010-1, Class A
980,329	1.537	11/25/42	982,827
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,292,695	0.933	09/15/22	1,289,249
SLM Student Loan Trust Series 2003-14, Class A5
348,436	0.868	01/25/23	346,983
SLM Student Loan Trust Series 2004-1, Class A3
1,573,530	0.848	04/25/23	1,568,381
SLM Student Loan Trust Series 2004-8A, Class A5(a)
1,746,328	1.138	04/25/24	1,744,761
SLM Student Loan Trust Series 2005-9, Class A6
3,100,000	1.188	10/26/26	3,082,517
SLM Student Loan Trust Series 2006-2, Class A5
1,478,105	0.748	07/25/25	1,470,384
SLM Student Loan Trust Series 2006-4, Class A5
1,258,984	0.738	10/27/25	1,256,745
SLM Student Loan Trust Series 2006-8, Class A4
27,207	0.718	10/25/21	27,193
SLM Student Loan Trust Series 2006-9, Class A4
8,635	0.708	10/25/22	8,633
SLM Student Loan Trust Series 2008-2, Class A3
774,924	1.388	04/25/23	745,551
SLM Student Loan Trust Series 2008-5, Class A4
777,495	2.338	07/25/23	779,444
SLM Student Loan Trust Series 2012-3, Class A
1,355,193	1.174	12/26/25	1,303,799
SLM Student Loan Trust Series 2012-6, Class A2
126,813	0.804	09/25/19	126,751
SLM Student Loan Trust Series 2013-3, Class A2
324,979	0.824	05/26/20	324,504
SLM Student Loan Trust Series 2014-1, Class A2
523,167	0.904	07/26/21	522,361
Utah State Board of Regents Series 2012-1, Class A(d)
2,727,542	1.274	12/26/31	2,685,456
Utah State Board of Regents Series 2015-1, Class A
3,452,971	1.124	02/25/43	3,323,758
Wachovia Student Loan Trust Series 2005-1, Class A5
272,260	0.768	01/26/26	269,242

			87,770,228

TOTAL ASSET-BACKED SECURITIES (Cost $156,156,137)			$155,749,659

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Government Guarantee Obligation(f) – 1.1%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%	10/30/20	$4,194,245
(Cost $4,000,000)

U.S. Treasury Obligations – 12.4%
United States Treasury Inflation Protected Securities
$7,431,488	2.625%	07/15/17	$7,663,722
12,389,090	0.125	04/15/18	12,526,485
1,766,543	0.125	04/15/19	1,797,740
8,581,045	0.125	04/15/20	8,752,665
5,407,199	1.250	07/15/20	5,778,944
775,598	0.375	07/15/23	804,078
United States Treasury Notes
4,900,000	0.750	04/30/18	4,900,637
1,020,000	1.000	05/15/18	1,024,111
4,200,000	1.625	06/30/20	4,292,148
1,020,000	1.625 (g)	07/31/20	1,042,216

TOTAL U.S. TREASURY OBLIGATIONS (Cost $48,254,509)			$48,582,746

Shares	Distribution Rate	Value
Investment Company(c)(h) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,886,775	0.290%	$14,886,775
(Cost $14,886,775)

TOTAL INVESTMENTS –100.7% (Cost $394,737,966)		$394,586,940

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(2,593,545)

NET ASSETS – 100.0%		$391,993,395

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $97,876,244, which represents approximately 25.0% of net assets as of September 30, 2016.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,055,313 which represents approximately 0.3% of net assets as of September 30, 2016.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $4,194,245, which represents approximately 1.1% of net assets as of September 30, 2016.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(159)	December 2016	$(34,736,531)	$(15,678)
5 Year U.S. Treasury Notes	(185)	December 2016	(22,480,391)	(58,631)
10 Year U.S. Treasury Notes	(20)	December 2016	(2,622,500)	(6,265)
TOTAL				$(80,574)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 98.4%
United States Treasury Inflation Protected Securities
$1,384,663	0.125%		04/15/18	$1,400,019
1,674,045	1.375		07/15/18	1,745,460
17,049,196	0.125		04/15/19	17,350,285
21,992,138	0.125		04/15/20	22,431,981
5,076,146	1.250		07/15/20	5,425,131
33,468,102	0.125		01/15/23	34,022,334
2,688,738	0.375		07/15/23	2,787,468
53,768,297	0.125	(a)	07/15/24	54,574,821
29,810,631	0.375		07/15/25	30,793,488
24,155,611	2.500		01/15/29	30,673,760
18,483,270	2.125		02/15/40	24,643,374
3,314,678	1.375		02/15/44	3,938,766
United States Treasury Principal-Only STRIPS(b)
9,700,000	0.000		08/15/45	4,803,440

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $227,965,290)				$234,590,327

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25	0.290%	$25
(Cost $25)

TOTAL INVESTMENTS – 98.4%
(Cost $227,965,315)		$234,590,352

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		3,840,566

NET ASSETS – 100.0%		$238,430,918

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(d)	Represents an affiliated fund.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(6)	December 2017	$(1,484,025)	$158
Eurodollars	(6)	March 2018	(1,483,725)	136
Eurodollars	(2)	June 2018	(494,425)	(256)
Eurodollars	(5)	September 2018	(1,235,625)	125
Ultra Long U.S. Treasury Bonds	(7)	December 2016	(1,287,125)	13,459
Ultra 10 Year U.S. Treasury Notes	(93)	December 2016	(13,406,531)	(30,010)
U.S. Long Bonds	(48)	December 2016	(8,071,500)	55,417
2 Year U.S. Treasury Notes	55	December 2016	12,015,781	13,975
5 Year U.S. Treasury Notes	224	December 2016	27,219,500	84,501
10 Year U.S. Treasury Notes	(109)	December 2016	(14,292,625)	(46,307)
TOTAL				$91,198

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	$5,400	04/22/19	3 month LIBOR	1.650%	$35,241
	9,400	06/02/21	3 month LIBOR	1.697	46,571
	4,200	08/03/21	3 month LIBOR	1.475	52,943
	4,200	08/15/21	3 month LIBOR	1.492	45,703
	9,400	06/02/26	1.880%	3 month LIBOR	(3,972)
	2,100	08/03/26	1.700	3 month LIBOR	(35,044)
	2,100	08/15/26	1.712	3 month LIBOR	(30,941)
Barclays Bank PLC	3,900	06/20/19	3 month LIBOR	1.667	21,558
	10,000	07/08/19	3 month LIBOR	1.642	52,266
JPMorgan Securities, Inc.	6,300	04/21/19	3 month LIBOR	1.622	45,859
	9,300	05/26/19	3 month LIBOR	1.702	51,522
TOTAL					$281,706

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$2,200	09/06/21	3 month LIBOR	1.515%	$20	$19,703
3,300	09/13/21	3 month LIBOR	1.579	29	20,631
2,200	09/06/26	1.740%	3 month LIBOR	33	(25,170)
3,300	09/13/26	1.780	3 month LIBOR	50	(26,115)
TOTAL				$132	$(10,951)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 45.6%
Collateralized Mortgage Obligations – 6.7%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$165	1,172.807%	11/15/21	$2,723

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC
6,506	20.812	11/25/20	8,383

Regular Floater(b) – 3.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
35,304	1.074	02/25/48	35,308
FNMA REMIC Series 1988-12, Class B
3,460	0.000	02/25/18	3,433
FNMA REMIC Series 2007-114, Class A7
7,875,000	0.725	10/27/37	7,835,828
FNMA REMIC Series 2007-33, Class HF
585,571	0.875	04/25/37	583,392
NCUA Guaranteed Notes Series 2010-A1, Class A
1,912,327	0.863	12/07/20	1,907,714
NCUA Guaranteed Notes Series 2010-R2, Class 1A
3,768,428	0.898	11/06/17	3,769,752
NCUA Guaranteed Notes Series 2011-R1, Class 1A
3,435,490	0.975	01/08/20	3,440,724
NCUA Guaranteed Notes Series 2011-R2, Class 1A
11,914,404	0.927	02/06/20	11,919,057
NCUA Guaranteed Notes Series 2011-R3, Class 1A
10,636,333	0.918	03/11/20	10,603,095
NCUA Guaranteed Notes Series 2011-R4, Class 1A
6,177,316	0.904	03/06/20	6,175,144

			46,273,447

Sequential Fixed Rate – 3.0%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
4,813,995	3.250	04/25/38	4,928,629
FHLMC REMIC Series 108, Class G
20,597	8.500	12/15/20	21,417
FHLMC REMIC Series 1980, Class Z
447,795	7.000	07/15/27	509,061
FHLMC REMIC Series 2019, Class Z
424,393	6.500	12/15/27	476,555
FHLMC REMIC Series 2755, Class ZA
943,357	5.000	02/15/34	1,035,007
FHLMC REMIC Series 3530, Class DB
5,959,840	4.000	05/15/24	6,251,676
FHLMC REMIC Series 4273, Class PD
1,723,023	6.500	11/15/43	2,005,863
FNMA REMIC Series 1989-66, Class J
65,510	7.000	09/25/19	68,007
FNMA REMIC Series 1990-16, Class E
65,140	9.000	03/25/20	70,454
FNMA REMIC Series 2012-111, Class B
740,386	7.000	10/25/42	859,259
FNMA REMIC Series 2012-153, Class B
2,529,496	7.000	07/25/42	2,984,623

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2015-30, Class EA
$10,400,278	3.000%	05/25/45	$10,861,660
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,546,699

			41,618,910

Sequential Floating Rate(b) – 0.3%
FHLMC REMIC Series 4273, Class PS
2,242,138	5.576	11/15/43	394,946
FNMA REMIC Series 1988-12, Class A
6,736	4.311	02/25/18	6,793
NCUA Guaranteed Notes Series 2010-R1, Class 1A
2,926,140	0.969	10/07/20	2,929,798

			3,331,537

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$91,235,000

Commercial Mortgage-Backed Securities – 7.4%
Sequential Fixed Rate – 2.7%
FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2
$16,100,000	3.130%	06/25/21	$17,214,051
FHLMC Multifamily Structured Pass Through Certificates, Series K717, Class A2
18,600,000	2.991	09/25/21	19,802,278

			37,016,329

Sequential Floating Rate(b) – 4.7%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
10,843,767	0.902	07/25/20	10,840,550
FNMA ACES Series 2014-M1, Class ASQ2
27,836,372	2.323	11/25/18	28,290,486
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
3,795,900	0.862	01/25/21	3,790,227
FHLMC Multifamily Structured Pass Through Certificates, Series KP02, Class A2
21,500,000	2.355	04/25/21	22,072,622

			64,993,885

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$102,010,214

Federal Agencies – 31.5%
Adjustable Rate FHLMC(b) – 1.1%
$15,966	2.365%	05/01/18	$16,024
14,352	3.018	10/01/25	14,509
461,182	2.791	11/01/34	485,404
1,894,168	2.749	06/01/35	2,001,540
188,164	3.439	05/01/36	200,502
75,618	2.644	10/01/36	78,957
87,449	2.915	11/01/36	92,985
1,037,749	2.552	06/01/42	1,077,723
11,040,895	2.575	11/01/44	11,332,390

			15,300,034

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – 1.5%
$5,739	2.714%	02/01/18	$5,752
18,840	2.460	06/01/18	19,032
23,487	6.068	05/01/20	24,306
8,529	3.138	01/01/23	8,591
60,572	3.398	02/01/27	61,181
392,976	2.456	08/01/29	395,901
47,727	2.755	07/01/32	50,326
34,978	3.130	07/01/32	36,837
85,842	2.414	01/01/33	88,833
1,398,014	3.046	05/01/33	1,475,891
156,737	3.125	08/01/33	163,061
970,358	4.613	08/01/33	1,038,303
852,420	2.769	02/01/34	902,024
680,443	2.860	05/01/34	713,829
378,627	2.945	05/01/34	396,952
622,764	2.732	06/01/34	657,458
417,600	2.420	10/01/34	438,264
391,096	2.563	10/01/34	410,540
112,812	2.407	02/01/35	117,656
896,829	2.434	02/01/35	934,383
769,679	2.773	03/01/35	808,402
292,450	2.777	03/01/35	306,401
1,047,027	2.439	04/01/35	1,083,591
390,526	2.970	04/01/35	410,243
372,556	2.497	05/01/35	387,332
244,291	2.727	05/01/35	254,713
518,006	2.434	10/01/35	544,967
1,133,805	2.789	03/01/36	1,191,058
496,096	2.698	04/01/36	520,974
1,178,126	3.066	04/01/36	1,252,524
985,438	2.806	06/01/36	1,040,190
1,589,663	3.126	06/01/36	1,653,615
1,460,161	2.809	07/01/36	1,541,238
307,588	2.810	11/01/36	326,041
1,692,021	2.987	07/01/37	1,785,340
67,191	2.695	12/01/46	71,374

			21,117,123

Adjustable Rate GNMA(b) – 0.4%
269,419	2.125	05/20/34	277,685
572,986	1.875	07/20/34	591,421
361,445	1.875	08/20/34	373,084
2,955,031	1.875	09/20/34	3,050,249
379,054	2.000	10/20/34	391,206
526,783	2.000	12/20/34	543,709

			5,227,354

FHLMC – 1.4%
338,139	5.500	01/01/20	354,069
141,562	7.000	04/01/22	151,891
2,227	4.500	05/01/23	2,383
13,140	7.500	01/01/31	14,343
62,686	4.500	07/01/33	68,855
1,929,235	4.500	08/01/33	2,119,102
3,699,794	4.500	09/01/33	4,063,914
357,571	4.500	10/01/33	392,762
12,937	4.500	04/01/34	14,169

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$7,507	4.500%	04/01/35		$8,245
3,926	4.500	07/01/35		4,306
17,112	4.500	08/01/35		18,728
71,757	4.500	09/01/35		78,752
27,509	4.500	10/01/35		30,116
3,584	4.500	12/01/35		3,925
2,338	4.500	05/01/36		2,567
2,478	6.000	06/01/36		2,864
213,034	4.500	01/01/38		233,500
3,065	4.500	04/01/38		3,355
1,204	4.500	05/01/38		1,318
12,355	4.500	06/01/38		13,539
326,016	4.500	09/01/38		358,923
9,054	4.500	01/01/39		9,901
181,636	4.500	02/01/39		198,630
2,343,147	7.000	02/01/39		2,749,227
82,303	4.500	03/01/39		90,000
19,703	4.500	04/01/39		21,546
595,960	4.500	05/01/39		651,690
1,648,106	4.500	06/01/39		1,802,231
48,884	4.500	07/01/39		53,456
82,162	4.500	08/01/39		89,846
118,886	4.500	09/01/39		130,004
20,753	4.500	10/01/39		22,694
39,173	4.500	11/01/39		42,836
62,815	4.500	12/01/39		68,690
62,969	4.500	01/01/40		68,857
14,299	4.500	02/01/40		15,720
45,051	4.500	04/01/40		49,467
75,575	4.500	05/01/40		83,080
92,153	4.500	06/01/40		101,304
69,301	4.500	07/01/40		76,183
75,449	4.500	08/01/40		82,940
48,634	4.500	09/01/40		53,464
18,172	4.500	10/01/40		19,977
35,816	4.500	02/01/41		39,356
59,972	4.500	03/01/41		65,900
161,140	4.500	04/01/41		177,067
150,774	4.500	05/01/41		165,675
281,555	4.500	06/01/41		309,384
19,299	4.500	07/01/41		21,207
720,763	4.500	08/01/41		792,007
786,893	4.500	09/01/41		865,023
42,959	4.500	12/01/41		47,205
554,721	4.500	03/01/42		609,547
1,000,000	3.500	TBA-30yr	(d)	1,055,078

				18,570,818

FNMA – 25.4%
612	5.500	01/01/18		628
6,915,853	2.800	03/01/18		6,997,336
54,216,529	3.741	06/01/18		55,332,370
54,933	5.500	07/01/18		56,751
9,617	5.500	08/01/18		9,852
67,325	5.500	09/01/18		69,670
15,800,000	2.960	11/01/18		16,256,121

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$11,113	5.500%	12/01/18	$11,547
6,903	5.500	01/01/19	7,193
7,198	5.500	03/01/19	7,501
450	5.500	08/01/19	451
4,199	5.000	09/01/19	4,410
10,088	7.000	11/01/19	10,478
37,117,872	4.307	07/01/21	40,996,504
1,298,116	5.500	09/01/23	1,409,375
323,783	5.500	10/01/23	353,035
2,057,135	6.000	02/01/24	2,361,470
3,144	7.000	12/01/24	3,577
1,071	7.000	08/01/27	1,264
1,204	7.000	10/01/28	1,323
18,818	6.000	01/01/29	21,542
1,045	7.000	01/01/29	1,216
885,680	4.500	09/01/29	968,976
377	7.000	11/01/29	380
679	7.000	04/01/31	748
8,019	7.000	05/01/32	9,194
5,737	7.000	06/01/32	6,324
1,111	7.000	08/01/32	1,343
6,225	6.000	09/01/32	7,262
21,591	6.000	02/01/33	25,039
28,594	6.000	03/01/33	33,425
6,070	6.000	04/01/33	7,039
1,208,562	6.500	04/01/33	1,421,561
4,129	6.000	11/01/33	4,788
1,274	7.000	04/01/34	1,529
94,215	6.000	07/01/34	109,813
7,134	6.000	10/01/34	8,269
144,789	6.000	01/01/35	167,838
134,995	6.000	03/01/35	154,962
2,399,703	6.000	04/01/35	2,782,919
440,716	6.000	06/01/35	506,358
140,631	6.000	09/01/35	161,433
983,373	6.000	11/01/35	1,128,830
993,231	6.000	12/01/35	1,140,146
2,254,997	6.000	01/01/36	2,588,545
763,455	6.000	02/01/36	875,582
406,469	6.000	03/01/36	465,709
3,653,566	6.000	04/01/36	4,186,047
475,315	6.000	05/01/36	545,061
318,311	6.000	06/01/36	364,731
1,318,344	6.000	07/01/36	1,510,483
6,603,511	6.000	08/01/36	7,623,434
1,801,180	6.000	09/01/36	2,064,994
2,701,167	6.000	10/01/36	3,098,127
758,696	4.500	11/01/36	833,869
3,600,785	6.000	11/01/36	4,125,572
806,630	6.000	12/01/36	924,190
8,114	6.000	01/01/37	9,293
290,810	6.000	02/01/37	333,193
757,847	6.000	03/01/37	872,291
448,017	6.000	04/01/37	513,430
12,887,451	6.000	05/01/37	14,765,703
339,017	6.000	07/01/37	388,292

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,375,045	6.000%	08/01/37		$1,576,033
837,729	6.000	09/01/37		960,469
148,015	6.000	10/01/37		171,443
245,442	7.500	10/01/37		287,897
574,335	6.000	11/01/37		659,837
5,222,070	6.000	12/01/37		5,981,206
5,391,917	6.000	01/01/38		6,175,612
454,428	6.000	02/01/38		520,564
610,701	6.000	03/01/38		712,927
8,594	6.000	04/01/38		9,843
11,978,309	6.000	05/01/38		13,719,287
116,215	6.000	06/01/38		134,742
14,308,718	6.000	07/01/38		16,388,406
273,771	6.000	08/01/38		313,577
1,211,208	6.000	09/01/38		1,387,341
18,378	6.000	10/01/38		21,232
515,629	6.000	11/01/38		593,224
1,160,482	6.000	12/01/38		1,329,215
213,812	6.000	01/01/39		245,576
208,808	4.500	02/01/39		228,507
1,382,434	7.000	03/01/39		1,631,818
168,573	4.500	04/01/39		184,477
112,660	6.000	04/01/39		131,017
13,114	4.500	08/01/39		14,662
5,252,832	6.000	09/01/39		6,016,348
1,564,502	6.000	10/01/39		1,791,914
57,903	6.000	11/01/39		66,293
3,183	6.000	02/01/40		3,645
154,426	6.000	03/01/40		176,880
1,592,385	6.000	06/01/40		1,823,919
709,808	6.000	07/01/40		812,974
523,034	6.000	10/01/40		599,054
862,180	6.000	11/01/40		1,002,544
46,480	6.000	04/01/41		53,235
27,739	4.500	05/01/41		30,487
34,259,189	6.000	05/01/41		39,247,469
853,529	4.500	08/01/41		940,149
207,187	4.500	10/01/41		227,716
131,562	5.000	02/01/42		146,742
408,317	3.000	12/01/42		428,286
709,678	3.000	01/01/43		744,555
191,820	3.000	04/01/43		201,201
1,000,000	3.500	TBA-30yr	(d)	1,055,313
53,000,000	6.000	TBA-30yr	(d)	60,784,375

				348,182,347

GNMA – 1.7%
142,752	5.500	07/15/20		148,896
4,414	6.500	01/15/32		5,090
10,087	6.500	02/15/32		11,634
9,880	6.500	08/15/34		11,954
16,665	6.500	05/15/35		19,490
4,304	6.500	06/15/35		5,000
12,466	6.500	07/15/35		14,585
3,286	6.500	08/15/35		3,850
7,151	6.500	09/15/35		8,345

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$4,847	6.500%	10/15/35	$5,673
26,063	6.500	11/15/35	30,404
31,576	6.500	12/15/35	36,746
45,836	6.500	01/15/36	53,326
43,925	6.500	02/15/36	51,156
44,627	6.500	03/15/36	51,993
93,574	6.500	04/15/36	108,750
141,360	6.500	05/15/36	164,588
132,849	6.500	06/15/36	154,753
532,593	6.500	07/15/36	618,905
508,000	6.500	08/15/36	594,659
803,583	6.500	09/15/36	936,672
334,217	6.500	10/15/36	387,602
420,925	6.500	11/15/36	489,415
185,618	6.500	12/15/36	217,063
94,252	6.500	01/15/37	109,378
32,683	6.500	02/15/37	37,892
20,623	6.500	03/15/37	24,038
43,802	6.500	04/15/37	50,879
42,797	6.500	05/15/37	52,891
24,188	6.500	08/15/37	28,093
124,587	6.500	09/15/37	144,534
108,530	6.500	10/15/37	125,160
64,610	6.500	11/15/37	74,899
1,454	6.500	02/15/38	1,696
35,745	6.500	05/15/38	41,557
949	6.500	08/15/38	1,102
114,802	6.000	11/15/38	133,650
26,918	6.500	11/15/38	31,302
11,572	6.500	01/15/39	13,459
25,187	6.500	02/15/39	29,340
16,162,067	4.000	10/20/43	17,373,135
921,045	4.000	10/20/45	987,029

			23,390,583

TOTAL FEDERAL AGENCIES			$431,788,259

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $621,156,989)			$625,033,473

Agency Debentures – 4.5%
FHLB
$7,000,000	1.875%	03/13/20	$7,177,037
1,800,000	5.375	08/15/24	2,258,543
FHLMC
20,100,000	0.750	04/09/18	20,081,822
FNMA
5,200,000	6.250	05/15/29	7,519,906
16,080,000	7.125	01/15/30	25,122,311
Small Business Administration
9,344	7.200	06/01/17	9,490
22,754	6.300	05/01/18	23,507
26,532	6.300	06/01/18	27,423

TOTAL AGENCY DEBENTURES
(Cost $59,475,802)			$62,220,039

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligation(e) – 1.5%
Hashemite Kingdom of Jordan Government AID Bond
$19,300,000	2.503%		10/30/20	$20,237,233
(Cost $19,300,000)

U.S. Treasury Obligations – 52.1%
United States Treasury Bonds
$2,100,000	3.625	%(f)	08/15/43	$2,675,799
8,600,000	3.750	(f)	11/15/43	11,202,446
1,790,000	3.625		02/15/44	2,281,283
15,000,000	3.000		11/15/44	17,117,100
220,000	2.500		05/15/46	227,843
United States Treasury Inflation Protected Securities
28,332,548	2.625		07/15/17	29,217,940
149,501,960	0.125	(f)	04/15/18	151,159,937
21,003,377	0.125		04/15/19	21,374,297
16,134,419	0.125		04/15/20	16,457,107
9,882,015	0.125		07/15/24	10,030,245
2,131,143	0.375		07/15/25	2,201,407
2,914,366	2.500		01/15/29	3,700,779
United States Treasury Notes
44,990,000	1.625		12/31/19	45,959,530
67,400,000	1.250		01/31/20	68,022,105
111,600,000	1.375		05/31/20	113,013,979
103,140,000	1.625		07/31/20	105,386,390
25,800,000	1.375		08/31/20	26,119,146
25,800,000	1.375		09/30/20	26,110,632
8,720,000	1.125		09/30/21	8,708,053
12,700,000	1.375		09/30/23	12,651,359
United States Treasury Strip Coupon(g)
41,500,000	0.000		11/15/35	27,017,744
20,300,000	0.000		05/15/36	13,032,396

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $704,124,739)				$713,667,517

Shares	Distribution Rate	Value
Investment Company(h) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,236	0.290%	$2,236
(Cost $2,236)

TOTAL INVESTMENTS – 103.7%
(Cost $1,404,059,766)		$1,421,160,498

LIABILITIES IN EXCESS OF
OTHER ASSETS – (3.7)%		(51,345,292)

NET ASSETS – 100.0%		$1,369,815,206

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,963,937, which represents approximately 0.4% of net assets as of September 30, 2016.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $62,894,766 which represents approximately 4.6% of net assets as of September 30, 2016.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $20,237,233, which represents approximately 1.5% of net assets as of September 30, 2016.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Represents Affiliated Funds.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA (Proceeds Receivable: $(1,069,375))	4.000%	TBA-30yr	10/20/16	$(1,000,000)	$(1,071,641)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(452)	March 2017	$(111,932,150)	$9,743
Eurodollars	(454)	June 2017	(112,382,025)	(3,674)
Eurodollars	(319)	September 2017	(78,936,550)	(5,078)
Eurodollars	(210)	December 2017	(51,940,875)	(8,360)
Eurodollars	(362)	March 2018	(89,518,075)	(179,486)
Eurodollars	(368)	June 2018	(90,974,200)	(242,473)
Eurodollars	(393)	September 2018	(97,120,125)	(327,383)
Eurodollars	(393)	December 2018	(97,075,913)	(350,570)
Eurodollars	(487)	March 2019	(120,264,650)	(268,413)
Eurodollars	(487)	June 2019	(120,228,125)	(298,092)
Eurodollars	(397)	September 2019	(97,974,638)	(206,142)
Eurodollars	(382)	December 2019	(94,229,850)	(217,107)
Eurodollars	(189)	March 2020	(46,605,037)	(437)
Ultra Long U.S. Treasury Bonds	(124)	December 2016	(22,800,500)	149,841
Ultra 10 Year U.S. Treasury Notes	(99)	December 2016	(14,271,469)	6,267
U.S. Long Bonds	(265)	December 2016	(44,561,406)	338,124
2 Year U.S. Treasury Notes	4,412	December 2016	963,884,125	1,084,104
5 Year U.S. Treasury Notes	(1,749)	December 2016	(212,530,828)	(529,054)
10 Year U.S. Treasury Notes	(246)	December 2016	(32,256,750)	(70,587)
TOTAL				$(1,118,777)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$42,900	09/09/36	3 month LIBOR	1.231%	$58,077	$639,607

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 50.1%
Automotive – 2.7%
Daimler Finance North America LLC(a)
$1,500,000	2.450%	05/18/20	$1,531,665
Ford Motor Credit Co. LLC
5,575,000	8.125	01/15/20	6,584,075
General Motors Financial Co., Inc.
3,500,000	4.750	08/15/17	3,594,661
Schaeffler Holding Finance BV(a)(b)(c)
1,645,000	6.875	08/15/18	1,663,506

			13,373,907

Banks – 16.3%
ABN AMRO Bank NV(a)
2,350,000	1.800	06/04/18	2,358,599
Ally Financial, Inc.
800,000	6.250	12/01/17	835,000
American Express Credit Corp.(b)
1,650,000	1.800	07/31/18	1,659,628
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000	10/20/20	1,057,687
Banco de Bogota SA(a)
200,000	5.000	01/15/17	201,300
Banco del Estado de Chile(a)
170,000	2.000	11/09/17	169,787
Bank of America Corp.
4,175,000	6.000	09/01/17	4,341,299
5,350,000	2.600	01/15/19	5,454,416
1,200,000	2.650	04/01/19	1,226,233
1,250,000	2.625	04/19/21	1,269,889
Bank of America NA
2,700,000	1.750	06/05/18	2,715,611
Banque Federative du Credit Mutuel SA(a)
1,025,000	2.000	04/12/19	1,030,337
Barclays Bank PLC
1,100,000	5.140	10/14/20	1,191,110
BNP Paribas SA
550,000	2.375	05/21/20	558,571
Capital One Bank USA NA(b)
800,000	2.250	02/13/19	810,371
Capital One NA/Mclean VA(b)
3,150,000	1.850	09/13/19	3,149,912
Citigroup, Inc.
1,500,000	1.800	02/05/18	1,503,781
525,000	6.125	05/15/18	561,983
325,000	2.150	07/30/18	327,881
50,000	2.500	09/26/18	50,793
950,000	2.050	12/07/18	957,193
1,325,000	2.500	07/29/19	1,351,964
2,650,000	2.650	10/26/20	2,706,943
Commonwealth Bank of Australia
525,000	1.900	09/18/17	527,647
2,100,000	1.625	03/12/18	2,106,957
Compass Bank(b)
775,000	2.750	09/29/19	774,010
Credit Suisse AG
725,000	1.750	01/29/18	725,115

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse Group Funding Guernsey Ltd.
$1,425,000	2.750%		03/26/20	$1,430,187
Discover Bank(b)
1,150,000	2.600		11/13/18	1,167,257
HBOS PLC(a)
1,325,000	6.750		05/21/18	1,416,075
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,064,977
ING Bank NV(a)
1,525,000	1.800		03/16/18	1,529,653
Intesa Sanpaolo SpA
2,550,000	3.875		01/16/18	2,600,187
JPMorgan Chase & Co.
400,000	1.700	(b)	03/01/18	401,218
3,400,000	2.200		10/22/19	3,453,315
1,825,000	2.250	(b)	01/23/20	1,848,977
1,250,000	2.295	(b)	08/15/21	1,252,719
KBC Bank NV(b)(d)
400,000	8.000		01/25/23	424,240
Lloyds Bank PLC
400,000	1.750		03/16/18	400,230
1,000,000	2.300		11/27/18	1,010,874
Macquarie Bank Ltd.(a)
700,000	1.600		10/27/17	701,065
Mitsubishi UFJ Financial Group, Inc.
425,000	2.950		03/01/21	437,591
Morgan Stanley, Inc.
1,950,000	5.950		12/28/17	2,053,241
775,000	2.650		01/27/20	791,944
3,250,000	2.500		04/21/21	3,290,635
MUFG Americas Holdings Corp.(b)
625,000	1.625		02/09/18	625,946
Santander Holdings USA, Inc.(b)
1,675,000	3.450		08/27/18	1,717,088
1,275,000	2.650		04/17/20	1,282,664
Santander UK PLC
1,600,000	2.375		03/16/20	1,614,725
Sumitomo Mitsui Banking Corp.
575,000	1.750		01/16/18	576,658
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.700		03/05/18	1,101,559
700,000	2.150		09/14/18	706,102
UBS Group Funding Jersey Ltd.(a)
3,450,000	3.000		04/15/21	3,543,378
Wells Fargo & Co.
600,000	2.150		01/30/20	604,366
Westpac Banking Corp.
4,650,000	1.950		11/23/18	4,688,037

				81,358,925

Chemicals – 0.5%
Eastman Chemical Co.(b)
1,250,000	2.700		01/15/20	1,282,184
Ecolab, Inc.
1,000,000	1.550		01/12/18	1,004,408

				2,286,592

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Construction Machinery – 0.2%
John Deere Capital Corp.
$1,200,000	2.300%		09/16/19	$1,229,099

Consumer Cyclical Services(b) – 0.7%
First Data Corp.(a)
750,000	6.750		11/01/20	778,125
Iron Mountain, Inc.(a)
800,000	6.000		10/01/20	848,000
Visa, Inc.
1,775,000	2.200		12/14/20	1,820,389

				3,446,514

Consumer Products – 0.1%
Kimberly-Clark Corp.
625,000	1.850		03/01/20	634,763

Diversified Financial Services – 0.6%
Air Lease Corp.
2,975,000	2.125		01/15/20	2,968,353

Diversified Manufacturing – 0.9%
Fortive, Corp.(a)(b)
775,000	2.350		06/15/21	784,535
Roper Technologies, Inc.(b)
225,000	3.000		12/15/20	233,891
Siemens Financieringsmaatschappij NV(a)
3,600,000	1.700		09/15/21	3,572,669

				4,591,095

Electric – 1.6%
Calpine Corp.(a)(b)
800,000	7.875		01/15/23	845,000
Commonwealth Edison Co.(b)
300,000	2.150		01/15/19	304,710
Dominion Resources, Inc.
900,000	1.900		06/15/18	904,605
Duke Energy Corp.(b)
950,000	1.800		09/01/21	944,923
Exelon Corp.(b)
350,000	2.850		06/15/20	362,910
750,000	2.450		04/15/21	764,975
Puget Sound Energy, Inc.(b)(d)
1,000,000	6.974		06/01/67	860,000
Sempra Energy(b)
1,100,000	2.400		03/15/20	1,120,746
The Southern Co.
1,150,000	1.850		07/01/19	1,159,044
800,000	2.750	(b)	06/15/20	825,180

				8,092,093

Energy – 0.7%
Anadarko Petroleum Corp.
181,000	6.375		09/15/17	188,700
Devon Energy Corp.(d)
450,000	1.390		12/15/16	449,445
Noble Holding International Ltd.
100,000	2.500		03/15/17	99,000

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Energy – (continued)
	Petrobras Global Finance BV
	$80,000	4.875%		03/17/20	$80,354
	210,000	8.375		05/23/21	229,121
	Petroleos de Venezuela SA
	100,000	9.000		11/17/21	56,510
	550,000	6.000		05/16/24	231,000
	400,000	6.000		11/15/26	167,960
	60,000	5.375		04/12/27	24,978
	20,000	5.500		04/12/37	8,175
	Petroleos Mexicanos
	18,000	6.375		02/04/21	19,539
EUR	170,000	5.125		03/15/23	213,408
	$260,000	4.500		01/23/26	252,252
	323,000	6.875		08/04/26	364,182
	61,000	5.500		06/27/44	52,283
	30,000	6.375		01/23/45	28,800
	10,000	5.625		01/23/46	8,723
	240,000	6.750	(a)	09/21/47	240,000
	Transocean, Inc.
	835,000	3.750		10/15/17	839,175

					3,553,605

	Food & Beverage – 2.7%
	Anheuser-Busch InBev Finance, Inc.
	4,025,000	1.900		02/01/19	4,063,857
	3,125,000	2.650	(b)	02/01/21	3,224,675
	Beam Suntory, Inc.
	800,000	1.750		06/15/18	801,781
	ConAgra Foods, Inc.
	141,000	4.950		08/15/20	156,630
	Kraft Heinz Foods Co.
	1,300,000	2.000		07/02/18	1,311,994
	Mead Johnson Nutrition Co.
	475,000	3.000		11/15/20	494,719
	Molson Coors Brewing Co.
	1,150,000	1.450		07/15/19	1,146,666
	Pernod-Ricard SA(a)
	525,000	2.950		01/15/17	527,189
	Sysco Corp.(b)
	400,000	2.600		10/01/20	411,792
	The J.M. Smucker Co.
	800,000	1.750		03/15/18	804,849
	550,000	2.500		03/15/20	563,494

					13,507,646

	Gaming – 0.2%
	MGM Resorts International
	975,000	8.625		02/01/19	1,100,531

	Health Care Products – 0.6%
	Becton Dickinson & Co.
	1,100,000	2.675		12/15/19	1,135,981
	Stryker Corp.
	1,225,000	2.000		03/08/19	1,240,401
	Thermo Fisher Scientific, Inc.
	475,000	2.150		12/14/18	480,308

					2,856,690

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care Services – 1.8%
Aetna, Inc.
$2,500,000	1.900%		06/07/19	$2,522,940
Cardinal Health, Inc.
905,000	4.625		12/15/20	1,001,841
CHS/Community Health Systems, Inc.(b)
161,000	5.125		08/15/18	162,006
1,100,000	8.000		11/15/19	1,082,125
McKesson Corp.
175,000	1.400		03/15/18	174,957
650,000	2.284		03/15/19	661,475
Providence Health & Services Obligated Group(d)
525,000	1.446		10/01/16	524,986
UnitedHealth Group, Inc.
2,325,000	1.700		02/15/19	2,340,457
400,000	2.300		12/15/19	411,228

				8,882,015

Life Insurance – 0.4%
MetLife, Inc.
150,000	1.756		12/15/17	150,580
Reliance Standard Life Global Funding II(a)
1,700,000	2.150		10/15/18	1,714,751

				1,865,331

Media – Cable – 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(b)
3,400,000	3.579		07/23/20	3,553,673
Comcast Corp.
600,000	5.700		05/15/18	642,836
Time Warner Cable LLC
1,470,000	5.850		05/01/17	1,506,706
775,000	5.000		02/01/20	840,098

				6,543,313

Media – Non Cable – 0.1%
21st Century Fox America, Inc.
550,000	6.900		03/01/19	618,384

Metals & Mining(a) – 0.3%
Glencore Finance Canada Ltd.
1,700,000	2.700		10/25/17	1,702,550

Noncaptive – Financial – 0.6%
CIT Group, Inc.
400,000	5.250		03/15/18	416,000
300,000	5.500	(a)	02/15/19	316,500
International Lease Finance Corp.(a)
750,000	7.125		09/01/18	818,438
Navient Corp.
1,150,000	8.450		06/15/18	1,235,561

				2,786,499

Pharmaceuticals – 4.1%
AbbVie, Inc.
4,075,000	1.800		05/14/18	4,091,646
Actavis Funding SCS(b)
3,200,000	3.000		03/12/20	3,304,048

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
EMD Finance LLC(a)
$1,625,000	1.700%		03/19/18	$1,626,929
Forest Laboratories LLC(a)(b)
2,000,000	4.375		02/01/19	2,106,844
Gilead Sciences, Inc.
1,000,000	1.850		09/04/18	1,010,333
Shire Acquisitions Investments Ireland DAC
2,625,000	1.900		09/23/19	2,623,653
Teva Pharmaceutical Finance Netherlands III BV
4,575,000	2.200		07/21/21	4,557,748
Valeant Pharmaceuticals International, Inc.(a)(b)
1,100,000	6.750		08/15/18	1,105,500

				20,426,701

Pipelines – 2.3%
Columbia Pipeline Group, Inc.
475,000	2.450		06/01/18	477,828
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	331,901
Enterprise Products Operating LLC
1,550,000	5.200		09/01/20	1,730,702
1,150,000	4.465	(b)(d)	08/01/66	1,083,990
Kinder Morgan Energy Partners LP
1,150,000	2.650		02/01/19	1,159,682
Kinder Morgan, Inc.
2,250,000	7.000		06/15/17	2,328,417
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(b)
850,000	6.625		10/01/20	877,625
TransCanada PipeLines Ltd.
570,000	1.875		01/12/18	572,286
Western Gas Partners LP(b)
1,470,000	2.600		08/15/18	1,471,101
Williams Partners LP
1,300,000	5.250		03/15/20	1,407,354

				11,440,886

Property/Casualty Insurance – 0.9%
Berkshire Hathaway Finance Corp.
750,000	1.450		03/07/18	753,580
825,000	1.700		03/15/19	832,571
Chubb INA Holdings, Inc.(b)
650,000	2.300		11/03/20	666,901
The Chubb Corp.(b)(d)
2,100,000	6.375		03/29/67	1,995,210

				4,248,262

Real Estate Investment Trust – 2.2%
ARC Properties Operating Partnership LP(b)
3,475,000	3.000		02/06/19	3,540,156
DDR Corp.(b)
1,000,000	4.750		04/15/18	1,038,181
HCP, Inc.(b)
600,000	3.750		02/01/19	621,133
Realty Income Corp.(b)
125,000	2.000		01/31/18	125,838

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Select Income REIT(b)
$1,275,000	3.600%		02/01/20	$1,294,630
Senior Housing Properties Trust(b)
750,000	3.250		05/01/19	756,262
Ventas Realty LP/Ventas Capital Corp.(b)
900,000	2.000		02/15/18	905,407
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
1,475,000	1.750		09/15/17	1,477,671
Welltower, Inc.(b)
1,225,000	4.125		04/01/19	1,288,215

				11,047,493

Restaurants – 0.1%
Brinker International, Inc.
150,000	2.600		05/15/18	149,979
McDonald’s Corp.
450,000	2.100		12/07/18	456,873
Yum! Brands, Inc.
135,000	6.250		03/15/18	143,775

				750,627

Retailers – 0.1%
AutoZone, Inc.
250,000	1.625		04/21/19	250,846

Retailers – Food & Drug – 1.3%
CVS Health Corp.
1,650,000	1.900		07/20/18	1,665,965
2,825,000	2.800	(b)	07/20/20	2,926,853
Walgreens Boots Alliance, Inc.(b)
1,550,000	2.700		11/18/19	1,597,247
275,000	2.600		06/01/21	281,427

				6,471,492

Technology – 0.4%
Fidelity National Information Services, Inc.(b)
900,000	2.250		08/15/21	905,211
Fiserv, Inc.(b)
625,000	2.700		06/01/20	644,445
Harris Corp.
550,000	1.999		04/27/18	553,127

				2,102,783

Technology – Hardware – 1.5%
Automatic Data Processing, Inc.(b)
1,050,000	2.250		09/15/20	1,082,904
Cisco Systems, Inc.
2,650,000	1.400		09/20/19	2,652,313
Intel Corp.
1,550,000	2.450		07/29/20	1,603,824
NXP BV/NXP Funding LLC(a)
750,000	3.750		06/01/18	760,313
QUALCOMM, Inc.
1,450,000	2.250		05/20/20	1,480,553
Tech Data Corp.
75,000	3.750		09/21/17	76,344

				7,656,251

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Tobacco – 0.6%
	BAT International Finance PLC(a)
	$1,225,000	1.850%		06/15/18	$1,235,811
	Reynolds American, Inc.
	1,925,000	2.300		06/12/18	1,952,991

					3,188,802

	Transportation(a) – 0.2%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,101,000	3.375		03/15/18	1,128,565

	Wireless Telecommunications – 1.0%
	America Movil SAB de CV
MXN	2,760,000	6.000		06/09/19	140,365
	American Tower Corp.
	$525,000	4.500		01/15/18	544,512
	2,010,000	3.400		02/15/19	2,088,476
	Intelsat Jackson Holdings SA(b)
	600,000	7.250		04/01/19	481,500
	Sprint Communications, Inc.
	1,400,000	6.000		12/01/16	1,405,250
	175,000	8.375		08/15/17	182,000

					4,842,103

	Wirelines Telecommunications – 3.1%
	AT&T, Inc.
	1,350,000	1.750		01/15/18	1,356,696
	725,000	2.300		03/11/19	737,170
	725,000	5.875		10/01/19	811,134
	2,225,000	2.450	(b)	06/30/20	2,266,107
	CenturyLink, Inc.
	650,000	6.450		06/15/21	695,500
	Frontier Communications Corp.
	1,325,000	8.250		04/15/17	1,373,031
	Telefonica Emisiones SAU
	825,000	3.192		04/27/18	844,470
	Verizon Communications, Inc.
	1,300,000	2.550		06/17/19	1,337,349
	1,800,000	1.375		08/15/19	1,791,320
	1,950,000	2.625		02/21/20	2,005,400
	1,800,000	1.750	(b)	08/15/21	1,780,317
	Windstream Services LLC(b)
	300,000	7.750		10/15/20	305,250

					15,303,744

	TOTAL CORPORATE OBLIGATIONS
	(Cost $248,313,108)				$250,256,460

	Mortgage-Backed Obligations – 12.8%
	Collateralized Mortgage Obligations – 2.6%
	Interest Only(e) – 0.3%
	FHLMC STRIPS Series 304, Class C45
	$490,146	3.000%		12/15/27	$41,501
	FNMA REMIC Series 2010-135, Class AS(d)
	531,857	5.425		12/25/40	89,728
	FNMA REMIC Series 2012-146, Class IO
	4,930,134	3.500		01/25/43	757,939

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(e) – (continued)
FNMA REMIC Series 2016-3, Class IP
$904,812	4.000%	02/25/46	$142,499
GNMA REMIC Series 2014-188, Class IB
1,357,936	4.000	12/20/44	168,855
GNMA REMIC Series 2015-95, Class GI
902,537	4.500	07/16/45	180,347

			1,380,869

Inverse Floaters(d) – 0.7%
FHLMC REMIC Series 3852, Class SW
896,790	5.476	05/15/41	145,015
FHLMC REMIC Series 4314, Class SE
1,121,991	5.526	03/15/44	190,119
FHLMC REMIC Series 4320, Class SD
296,930	5.576	07/15/39	53,119
FHLMC REMIC Series 4326, Class GS
718,738	5.526	04/15/44	121,352
FHLMC REMIC Series 4583, Class ST
1,153,611	5.476	05/15/46	228,264
FNMA REMIC Series 2013-121, Class SA
562,390	5.575	12/25/43	104,411
FNMA REMIC Series 2013-96, Class SW
360,362	5.575	09/25/43	65,823
FNMA REMIC Series 2014-19, Class MS
491,192	6.075	11/25/39	63,013
FNMA REMIC Series 2014-87, Class MS
173,362	5.725	01/25/45	32,761
FNMA REMIC Series 2015-20, Class ES
862,001	5.625	04/25/45	193,254
FNMA REMIC Series 2015-79, Class SA
765,823	5.725	11/25/45	135,084
FNMA REMIC Series 2015-81, Class SA
2,674,601	5.175	11/25/45	427,886
FNMA REMIC Series 2015-82, Class MS
537,574	5.175	11/25/45	94,662
FNMA REMIC Series 2016-1, Class SJ
1,838,916	5.625	02/25/46	370,978
GNMA REMIC Series 2010-1, Class SD
36,771	5.258	01/20/40	6,157
GNMA REMIC Series 2010-20, Class SE
218,184	5.718	02/20/40	36,703
GNMA REMIC Series 2010-31, Class SA
385,479	5.218	03/20/40	59,154
GNMA REMIC Series 2010-98, Class QS
230,172	6.068	01/20/40	31,588
GNMA REMIC Series 2011-17, Class SA
277,301	5.568	09/20/40	39,518
GNMA REMIC Series 2011-61, Class CS
152,476	6.148	12/20/35	10,135
GNMA REMIC Series 2011-79, Class AS
21,667	5.578	07/20/37	256
GNMA REMIC Series 2013-113, Class SD
206,252	6.170	08/16/43	44,013
GNMA REMIC Series 2013-134, Class DS
140,424	5.568	09/20/43	23,427
GNMA REMIC Series 2013-152, Class TS
472,537	5.568	06/20/43	81,795

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Inverse Floaters(d) – (continued)
	GNMA REMIC Series 2014-132, Class SL
	$1,371,228	5.568%	10/20/43	$186,220
	GNMA REMIC Series 2014-133, Class BS
	568,387	5.068	09/20/44	84,322
	GNMA REMIC Series 2014-162, Class SA
	507,991	5.068	11/20/44	71,494
	GNMA REMIC Series 2014-20, Class SA
	2,283,876	5.568	02/20/44	363,061
	GNMA REMIC Series 2014-41, Class SA
	155,286	5.568	03/20/44	27,289
	GNMA REMIC Series 2015-110, Class MS
	1,043,441	5.178	08/20/45	148,187
	GNMA REMIC Series 2015-123, Class SP
	839,404	5.718	09/20/45	132,928
	GNMA REMIC Series 2015-126, Class HS
	371,687	5.668	09/20/45	57,124

				3,629,112

	Sequential Fixed Rate – 0.2%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	241,227	2.779	09/25/22	251,275
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	9,185	1.655	11/25/16	9,182
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	101,893
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	101,403
	FNMA REMIC Series 2012-111, Class B
	48,550	7.000	10/25/42	56,345
	FNMA REMIC Series 2012-153, Class B
	157,112	7.000	07/25/42	185,380

				705,478

	Sequential Floating Rate(d) – 1.4%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)
EUR	747,812	2.750	04/20/20	802,755
	FNMA REMIC Series 2007-33, Class HF
	$35,052	0.875	04/25/37	34,921
	GS Mortgage Securities Trust Series 2007-GG10, Class A4
	5,219,912	5.988	08/10/45	5,297,575
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	37,852	0.026	09/21/38	45,857
	Leek Finance PLC Series 2018X, Class A2B
	$151,408	0.904	09/21/38	163,222
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1(a)
	594,837	3.750	05/28/52	615,574

				6,959,904

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,675,363

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 10.2%
FHLMC – 0.2%
$198,572	7.000%	02/01/39		$232,986
1,000,000	3.500	TBA-30yr	(f)	1,055,078

				1,288,064

FNMA – 8.9%
2,452,748	6.000	02/01/24		2,815,610
8,309	6.000	10/01/31		9,635
11,614	6.000	11/01/32		13,467
871,628	6.000	12/01/32		990,757
12,049	6.000	11/01/34		13,968
45,614	6.000	06/01/35		52,361
665,032	6.000	10/01/35		765,855
2,313,583	6.000	11/01/35		2,655,819
102,742	6.000	12/01/35		117,939
3,409	6.000	01/01/36		3,906
18,345	6.000	02/01/36		21,019
3,747	6.000	03/01/36		4,293
762,981	6.000	05/01/36		874,180
83,915	6.000	06/01/36		96,146
43,399	6.000	07/01/36		49,724
113,522	6.000	08/01/36		130,068
122,707	6.000	09/01/36		140,591
1,620,044	6.000	10/01/36		1,860,480
68,212	6.000	11/01/36		78,153
768,333	6.000	02/01/37		880,006
20,100	6.000	03/01/37		23,022
76,718	6.000	05/01/37		87,899
919,397	6.000	11/01/37		1,053,570
136,104	6.000	12/01/37		155,886
20,022	6.000	03/01/38		22,933
527,583	6.000	04/01/38		604,294
529,854	6.000	05/01/38		606,876
14,041	6.000	07/01/38		16,082
80,986	6.000	09/01/38		92,761
1,119,658	6.000	11/01/38		1,283,084
221,879	6.000	12/01/38		254,140
1,010,303	6.000	01/01/39		1,166,769
115,203	7.000	03/01/39		135,985
711,318	6.000	09/01/39		814,732
1,034,628	6.000	06/01/40		1,185,061
1,580,314	6.000	10/01/40		1,810,003
5,410,236	6.000	05/01/41		6,198,724
30,658	3.000	01/01/43		32,158
1,000,000	3.000	TBA-30yr	(f)	1,039,531
14,000,000	6.000	TBA-30yr	(f)	16,056,250

				44,213,737

GNMA – 1.1%
4,124,811	4.000	10/20/43		4,433,895
921,045	4.000	10/20/45		987,029

				5,420,924

TOTAL FEDERAL AGENCIES				$50,922,725

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $63,338,324)				$63,598,088

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 1.4%
FHLB
$4,315,000	1.250%	06/08/18	$4,344,604
2,685,000	1.625	06/14/19	2,733,494

TOTAL AGENCY DEBENTURES
(Cost $7,086,970)			$7,078,098

Asset-Backed Securities – 18.9%
Auto – 1.2%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$547,544	1.210%	12/20/17	$547,864
Ally Master Owner Trust Series 2012-5, Class A
350,000	1.540	09/15/19	351,019
Ally Master Owner Trust Series 2015-2, Class A2
2,050,000	1.830	01/15/21	2,061,890
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,400,000	2.030	12/15/27	1,412,040
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,350,000	1.960	05/17/21	1,354,633

			5,727,446

Collateralized Loan Obligations – 8.7%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(d)
115,005	1.287	11/01/18	114,990
ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)
600,000	1.906	04/18/24	591,720
ACIS CLO Ltd. Series 2013-2A, Class A(a)(d)
46,442	1.130	10/14/22	46,095
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(d)
474,034	1.328	10/14/22	470,906
Apidos CLO X Series 2012-10A, Class A(a)(d)
4,400,000	2.057	10/30/22	4,396,885
B&M CLO Ltd. Series 2014-1A, Class A1(a)(d)
600,000	2.033	04/16/26	598,877
B&M CLO Ltd. Series 2014-1A, Class A2(a)(d)
100,000	2.583	04/16/26	98,802
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(d)
254,556	1.002	04/29/19	254,183
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(d)
180,880	0.907	02/01/22	179,999
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(d)
329,841	0.907	02/01/22	328,233
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(a)(d)
3,400,000	2.243	07/17/28	3,403,777
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)(d)
49,006	1.386	11/21/22	48,656
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)(d)
2,793,897	1.600	12/31/23	2,770,034
Crown Point CLO Ltd. Series 2013-2A, Class A2L(a)(d)
368,270	2.560	12/31/23	366,745
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(a)(d)
1,200,000	1.366	12/31/23	1,189,165
Flagship CLO VI Series 2007-1A, Class A1A(a)(d)
22,645	0.888	06/10/21	22,627

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Franklin CLO VI Ltd. Series 6A, Class A(a)(d)
$706,897	0.862%	08/09/19	$701,993
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)(d)
2,300,000	1.037	05/01/22	2,294,342
Grayson CLO Ltd. Series 2006-1A, Class A1A(a)(d)
72,410	0.882	11/01/21	72,024
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)(d)
1,650,000	2.028	07/25/27	1,643,341
ICG US CLO Ltd. Series 2014-1A, Class ACOM(a)(d)
1,100,000	0.000	04/20/26	1,089,550
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)(d)
2,750,000	1.778	07/15/25	2,747,407
Magnetite VIII Ltd. Series 2014-8A, Class A(a)(d)
950,000	2.108	04/15/26	951,996
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(d)
230,520	0.000	11/22/23	229,943
OCP CLO Ltd. Series 2014-5A, Class ACOM(a)(d)
1,500,000	1.464	04/26/26	1,479,750
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)
300,000	1.753	04/17/25	296,640
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(a)
1,050,000	1.646	03/20/25	1,032,255
Parallel Ltd. Series 2015-1A, Class A(a)(d)
1,250,000	2.084	07/20/27	1,246,196
Shackleton CLO Ltd. Series 2014-5A, Class A(a)(d)
1,300,000	2.132	05/07/26	1,300,109
Shackleton CLO Ltd. Series 2014-5A, Class B1(a)(d)
150,000	2.632	05/07/26	149,998
Sound Point CLO XI Ltd. Series 2016-1A, Class A(a)(d)
4,150,000	2.175	07/20/28	4,160,387
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(a)
1,600,000	2.620	01/15/47	1,600,690
Symphony CLO IX LP Series 2012-9A, Class A(a)(d)
1,600,435	1.933	04/16/22	1,597,941
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)(d)
2,200,000	1.933	01/17/25	2,193,492
Westchester CLO Ltd. Series 2007-1X, Class A1A(d)
57,132	0.862	08/01/22	56,952
Whitehorse VIII Ltd. Series 2014-1A, Class A(a)(d)
1,250,000	2.137	05/01/26	1,248,540
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(a)(d)
1,800,000	0.000	07/16/27	1,783,980
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(a)
800,000	1.714	04/15/26	796,560

			43,555,780

Credit Card(a) – 2.1%
CARDS II Trust Series 2016-1A, Class A(d)
1,750,000	1.224	07/15/21	1,749,376
Evergreen Credit Card Trust Series 2016-1, Class A(d)
3,000,000	1.244	04/15/20	3,013,554

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Credit Card(a) – (continued)
Golden Credit Card Trust Series 2016-5A, Class A
$2,600,000	1.600%	09/15/21	$2,599,270
Trillium Credit Card Trust II Series 2016-1A, Class A(d)
3,150,000	1.242	05/26/21	3,151,980

			10,514,180

Home Equity(a)(d) – 0.0%
Springleaf Mortgage Loan Trust Series 2013-2A, Class A
226,020	1.780	12/25/65	226,169

Other(a)(d) – 0.9%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
2,200,000	1.585	09/10/18	2,200,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
2,200,000	1.785	03/10/19	2,200,000

			4,400,000

Student Loan(d) – 6.0%
Access Group, Inc. Series 2006-1, Class A2
129,053	0.772	08/25/23	128,589
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
732,886	1.324	02/25/41	704,533
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(b)
95,700	0.967	09/26/22	95,553
ECMC Group Student Loan Trust Series 2016-1A, Class A(a)
2,450,000	1.864	07/26/66	2,449,960
Educational Services of America, Inc. Series 2012-1, Class A1(a)
86,588	1.674	09/25/40	86,048
Educational Services of America, Inc. Series 2014-1, Class A(a)
1,138,042	1.224	02/25/39	1,116,358
Educational Services of America, Inc. Series 2015-2, Class A(a)
1,425,545	1.524	12/25/56	1,415,172
EFS Volunteer No 3 LLC Series 2012-1, Class A2(a)
381,581	1.524	02/25/25	382,178
Higher Education Funding I Series 2005-1, Class A4
322,983	0.802	02/25/30	320,017
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
2,935,010	1.244	12/01/31	2,878,071
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
2,955,895	1.512	05/20/30	2,894,631
Navient Student Loan Trust Series 2016-5A, Class A(a)
4,443,811	1.819	06/25/65	4,443,823
Nelnet Student Loan Trust Series 2005-4, Class A3
435,913	0.777	06/22/26	433,887
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
173,007	1.224	12/26/31	168,901
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a)
86,138	1.074	05/25/57	84,848
PHEAA Student Loan Trust Series 2016-1A, Class A(a)
2,500,000	1.728	09/25/65	2,499,976

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loan(d) – (continued)
	SLC Student Loan Trust Series 2005-3, Class A3
	$1,400,000	0.773%		06/15/29	$1,350,081
	SLC Student Loan Trust Series 2006-1, Class A4
	17,330	0.733		12/15/21	17,301
	SLM Student Loan Trust Series 2003-12, Class A5(a)
	719,519	0.933		09/15/22	717,601
	SLM Student Loan Trust Series 2003-14, Class A5
	237,570	0.868		01/25/23	236,579
	SLM Student Loan Trust Series 2004-1, Class A3
	973,318	0.848		04/25/23	970,133
	SLM Student Loan Trust Series 2004-8A, Class A5(a)
	1,164,219	1.138		04/25/24	1,163,174
	SLM Student Loan Trust Series 2005-5, Class A4
	1,400,000	0.778		10/25/28	1,323,268
	SLM Student Loan Trust Series 2006-2, Class A5
	2,012,738	0.748		07/25/25	2,002,225
	SLM Student Loan Trust Series 2006-8, Class A4
	13,603	0.718		10/25/21	13,597
	SLM Student Loan Trust Series 2006-9, Class A4
	8,127	0.708		10/25/22	8,125
	SLM Student Loan Trust Series 2008-4, Class A4
	496,839	2.288		07/25/22	498,733
	SLM Student Loan Trust Series 2012-3, Class A
	1,544,920	1.174		12/26/25	1,486,331
	Wachovia Student Loan Trust Series 2005-1, Class A5
	190,582	0.768		01/26/26	188,469

					30,078,162

	TOTAL ASSET-BACKED SECURITIES
	(Cost $94,130,693)				$94,501,737

	Foreign Debt Obligations – 1.6%
	Sovereign – 1.6%
	Dominican Republic
	$275,430	9.040%		01/23/18	$288,513
	1,210,000	7.500		05/06/21	1,355,200
	520,000	5.500	(a)	01/27/25	551,200
	Hungary Government Bond
	800,000	4.125		02/19/18	827,000
	Republic of Colombia
	1,570,000	11.750		02/25/20	2,052,775
	Republic of Indonesia
	600,000	6.875	(a)	01/17/18	638,892
	320,000	6.875		01/17/18	340,742
EUR	110,000	2.625	(a)	06/14/23	129,747
	$200,000	5.875		01/15/24	235,716
	210,000	4.125		01/15/25	224,127
	200,000	4.750	(a)	01/08/26	223,750
	Republic of Venezuela
	10,000	7.750		10/13/19	6,175
	40,000	12.750		08/23/22	25,600
	90,000	8.250		10/13/24	44,550
	210,000	9.250		05/07/28	108,150

Principal Amount		Interest Rate	Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	United Mexican States
EUR	740,000	2.375%	04/09/21	$888,429

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $7,686,941)			$7,940,566

	Municipal Debt Obligations(b) – 1.5%
	Illinois – 0.8%
	Illinois State GO Bonds (Taxable) Series 2011
	$3,700,000	5.365%	03/01/17	$3,759,459

	Massachusetts – 0.3%
	Massachusetts State Development Finance Agency RB (Refunding-Taxable) (Simmons College) Series 2015 K-2
	1,715,000	1.800	10/01/16	1,715,000

	Puerto Rico – 0.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	45,000	6.000	07/01/38	34,650
	15,000	6.000	07/01/44	11,513
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	15,000	5.500	07/01/28	11,475
	20,000	5.750	07/01/37	15,300
	35,000	5.250	07/01/42	26,425
	25,000	6.000	07/01/47	19,125
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	50,000	5.000	07/01/33	37,500
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750	07/01/41	6,225
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	35,000	5.500	07/01/32	21,656
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.875	07/01/36	6,275
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000	07/01/34	6,250
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	10,000	5.500	07/01/26	6,188
	165,000	5.500	07/01/39	102,094
	180,000	5.000	07/01/41	108,900
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	615,000	8.000	07/01/35	402,056
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250	07/01/27	6,125
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(g)
	10,000	0.000	08/01/35	1,185

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations(b) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
$10,000	0.000%		08/01/37	$1,063
10,000	0.000		08/01/38	996
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
5,000	5.250		08/01/27	2,625
120,000	6.750		08/01/32	67,200
60,000	5.750		08/01/37	31,800
5,000	6.375		08/01/39	2,725
350,000	6.000		08/01/42	186,410
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
25,000	6.250		08/01/33	8,501
270,000	5.500		08/01/37	142,425
505,000	5.375		08/01/39	265,125
105,000	5.500		08/01/42	55,387
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
20,000	5.375		08/01/38	10,500
5,000	6.000		08/01/39	2,663
450,000	5.250		08/01/41	236,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
230,000	5.000		08/01/43	119,600
20,000	5.250		08/01/43	10,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
120,000	5.500		08/01/28	63,300

				2,030,012

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,711,434)				$7,504,471

U.S. Treasury Obligations – 11.1%
United States Treasury Bonds
$1,010,000	3.625	(h)%	02/15/44	$1,287,204
50,000	3.000		11/15/44	57,057
730,000	2.250		08/15/46	717,057
United States Treasury Inflation Protected Securities
1,249,320	0.125		04/15/18	1,263,175
9,757,070	0.125		04/15/19	9,929,380
4,007,913	0.125	(h)	04/15/20	4,088,071
5,270,408	0.125		07/15/24	5,349,464
7,560,484	0.375		07/15/25	7,809,753
United States Treasury Notes
13,000,000	1.625		06/30/20	13,285,220
6,700,000	1.375		04/30/21	6,771,020
4,700,000	1.375		09/30/23	4,681,999

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $54,800,771)				$55,239,400

Shares	Distribution Rate	Value
Investment Company(d)(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
781	0.290%	$781
(Cost $781)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $483,069,022)		$486,119,601

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 3.5%
Certificates of Deposit – 2.7%
Bank of Montreal
$1,000,000	1.316%	08/11/17	$1,000,000
Credit Agricole SA
2,000,000	1.175	02/03/17	2,000,000
Credit Suisse New York
3,000,000	1.584	08/16/17	3,000,000
Sumitomo Mitsui Banking Corp.
2,000,000	1.231	01/20/17	2,000,000
Sumitomo Trust & Banking Corp.
2,500,000	1.289	04/03/17	2,500,060
2,000,000	0.900	10/24/16	2,000,000
The Toronto-Dominion Bank
1,000,000	1.316	08/10/17	1,000,000

			13,500,060

Commercial Paper – 0.8%
Westpac Banking Corp.
1,200,000	1.287	08/07/17	1,200,000
Schlumberger Holdings Corp.
750,000	1.037	12/08/16	748,555
Electricite De France SA
2,300,000	1.557	01/09/17	2,290,353

			4,238,908

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,738,968)			$17,738,968

TOTAL INVESTMENTS – 100.9%
(Cost $500,807,990)			$503,858,569

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(4,728,667)

NET ASSETS – 100.0%			$499,129,902

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $119,991,896, which represents approximately 24.0% of net assets as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $18,150,859 which represents approximately 3.6% of net assets as of September 30, 2016.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an Affiliated Fund.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso

MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	AUD	378,000	USD	283,598	$288,761	12/21/16	$5,163
	IDR	12,498,790,670	USD	936,029	957,216	10/27/16	21,188
	IDR	9,950,848,840	USD	751,575	760,826	11/10/16	9,252
	PLN	5,564,922	USD	1,441,858	1,453,079	12/21/16	11,221
BNP Paribas SA	ARS	1,781,242	USD	110,981	112,859	11/22/16	1,879
	CAD	149,705	USD	113,944	114,178	12/21/16	234
	CHF	282,101	USD	291,000	291,871	12/21/16	871
	EUR	123,000	PLN	529,733	138,708	12/21/16	388
	INR	19,446,810	USD	289,000	290,956	10/26/16	1,956
	JPY	86,045,734	USD	844,593	851,735	12/21/16	7,141
	KRW	320,814,546	USD	289,171	291,143	10/26/16	1,972
	NOK	1,017,497	EUR	109,326	127,302	12/21/16	4,014

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
BNP Paribas SA (continued)	NZD	392,000	USD	283,171	$284,529	12/21/16	$1,358
	PEN	938,903	USD	276,457	277,177	10/12/16	720
	PLN	1,101,000	HUF	78,409,994	287,486	12/21/16	1,336
	PLN	5,575,330	USD	1,436,830	1,455,796	12/21/16	18,967
	TWD	8,637,315	USD	275,776	276,409	10/21/16	633
	USD	291,000	CHF	279,753	289,441	12/21/16	1,559
	USD	291,000	JPY	29,271,166	289,744	12/21/16	1,256
	USD	1,212,686	TRY	3,671,649	1,203,523	12/21/16	9,162
Citibank NA	AED	9,122,962	USD	2,481,763	2,482,877	12/07/16	1,113
	ARS	1,594,260	USD	102,000	103,527	10/05/16	1,527
	ARS	1,825,688	USD	113,827	115,920	11/18/16	2,094
	ARS	919,932	USD	57,388	58,287	11/22/16	899
	AUD	2,649,234	USD	1,975,719	2,023,800	12/21/16	48,080
	CAD	376,847	USD	286,000	287,416	12/21/16	1,416
	CZK	13,672,120	EUR	507,314	578,728	06/21/17	1,762
	GBP	230,533	EUR	264,905	299,334	12/21/16	599
	INR	38,213,279	USD	568,206	571,733	10/26/16	3,527
	JPY	186,756,744	USD	1,827,330	1,842,128	10/06/16	14,799
	JPY	59,022,337	USD	583,000	584,240	12/21/16	1,240
	RUB	18,435,131	USD	286,000	292,774	10/11/16	6,774
	RUB	23,119,294	USD	352,929	365,712	10/27/16	12,783
	TWD	8,637,315	USD	275,235	276,089	10/07/16	854
	USD	289,000	CAD	375,631	286,488	12/21/16	2,512
	USD	1,274,385	KRW	1,390,736,008	1,262,168	10/20/16	12,217
	USD	74,808	MXN	1,370,080	70,551	10/13/16	4,257
	ZAR	1,636,736	USD	117,000	117,367	12/21/16	367
Credit Suisse International (London)	JPY	29,433,049	USD	291,000	291,347	12/21/16	347
	RUB	54,438,248	USD	829,464	862,409	10/21/16	32,946
	RUB	28,020,960	USD	426,349	441,009	11/17/16	14,660
	USD	126,671	EUR	112,322	126,667	12/21/16	4
Deutsche Bank AG	CAD	379,359	USD	289,000	289,332	12/21/16	332
	CNH	9,727,283	USD	1,445,000	1,450,286	12/21/16	5,286
	COP	343,570,500	USD	117,000	118,438	10/31/16	1,438
	CZK	6,821,386	EUR	253,000	288,743	06/21/17	1,007
	EUR	134,462	PLN	579,405	151,634	12/21/16	344
	IDR	4,951,697,810	USD	373,995	378,698	11/08/16	4,702
	KRW	641,295,810	USD	571,000	582,161	10/04/16	11,161
	KRW	638,494,050	USD	570,000	579,468	10/20/16	9,468
	PLN	4,915,214	EUR	1,124,717	1,283,430	12/21/16	15,078
	TWD	9,036,392	USD	285,000	289,252	10/24/16	4,252
HSBC Bank PLC	ARS	1,778,182	USD	111,136	112,251	11/29/16	1,114
	EUR	257,000	USD	289,784	289,821	12/21/16	37
	KRW	317,239,770	USD	285,000	287,914	10/19/16	2,914
	MXN	11,462,270	USD	583,000	585,766	12/21/16	2,766
	MYR	1,951,455	USD	470,775	472,264	11/18/16	1,489
	NZD	403,069	AUD	381,000	292,563	12/21/16	1,510
	NZD	367,027	USD	264,858	266,402	12/21/16	1,544
	USD	1,164,682	GBP	880,184	1,142,868	12/21/16	21,813
	USD	286,000	MXN	5,297,149	270,705	12/21/16	15,295
	USD	114,831	NZD	157,488	114,311	12/21/16	520
	USD	533,756	TWD	16,531,478	529,168	10/24/16	4,588

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	ARS	1,568,170	USD	98,287	$99,570	11/18/16	$1,282
	CNH	1,915,574	USD	284,000	285,602	12/21/16	1,602
	INR	19,161,508	USD	284,000	286,647	10/27/16	2,647
	INR	19,530,407	USD	291,000	291,908	11/03/16	908
	KRW	316,271,670	USD	286,000	287,108	10/04/16	1,108
	USD	104,285	ARS	1,594,260	103,527	10/05/16	758
	USD	289,000	JPY	28,981,498	286,877	12/21/16	2,123
	USD	289,000	ZAR	3,997,399	286,645	12/21/16	2,355
	ZAR	1,652,710	USD	116,000	118,512	12/21/16	2,512
Morgan Stanley & Co.	AUD	748,000	NZD	774,719	571,411	12/21/16	9,091
	AUD	765,000	USD	577,339	584,398	12/21/16	7,058
	BRL	4,714,043	USD	1,434,868	1,447,761	10/04/16	12,893
	CZK	6,822,019	EUR	253,000	288,770	06/21/17	1,034
	EUR	257,000	CHF	279,051	289,821	12/21/16	1,107
	HUF	81,102,357	EUR	261,000	295,976	12/21/16	1,644
	IDR	3,562,999,600	USD	266,811	272,871	10/27/16	6,060
	KRW	321,291,000	USD	290,000	291,570	10/28/16	1,570
	NZD	403,000	USD	291,200	292,513	12/21/16	1,313
	PLN	1,284,668	EUR	297,439	335,445	12/21/16	20
	RUB	18,249,819	USD	281,877	288,684	10/27/16	6,808
	USD	2,609,505	BRL	8,443,329	2,593,086	10/04/16	16,420
	USD	286,000	CAD	369,366	281,710	12/21/16	4,290
	USD	1,607,109	GBP	1,208,903	1,568,322	11/16/16	38,787
	USD	288,248	NZD	395,000	286,706	12/21/16	1,542
	ZAR	18,992,592	USD	1,305,297	1,361,917	12/21/16	56,621
Royal Bank of Canada	BRL	946,461	USD	289,000	290,674	10/04/16	1,674
	CAD	375,016	USD	286,000	286,019	12/21/16	19
	NZD	159,841	USD	115,866	116,018	12/21/16	152
	USD	291,000	BRL	945,919	288,052	11/03/16	2,948
	USD	286,000	CAD	371,631	283,438	12/21/16	2,562
	USD	289,943	EUR	257,000	289,821	12/21/16	121
	USD	394,352	GBP	297,616	386,437	12/21/16	7,915
	USD	486,384	SGD	662,893	486,252	12/21/16	132
State Street Bank and Trust	AUD	152,679	USD	113,964	116,634	12/21/16	2,670
	CAD	752,767	USD	570,674	574,124	12/21/16	3,449
	EUR	50,813	CZK	1,358,333	57,789	06/21/17	292
	NOK	8,993,138	EUR	967,087	1,125,161	12/21/16	34,569
	USD	291,000	CAD	380,939	290,537	12/21/16	463
	USD	2,724,128	NZD	3,744,969	2,718,241	12/21/16	5,887
	USD	422,923	SEK	3,599,395	420,404	11/09/16	2,519
Westpac Banking Corp.	AUD	371,000	NZD	384,658	283,414	12/21/16	4,214
	AUD	383,000	USD	288,548	292,581	12/21/16	4,033
	CNH	1,945,664	USD	289,000	290,088	12/21/16	1,088
	USD	1,659,619	CAD	2,172,545	1,656,968	12/21/16	2,652
	USD	4,045,472	EUR	3,586,872	4,036,889	11/10/16	8,582
	USD	99,000	IDR	1,285,218,000	98,394	10/31/16	606
	USD	1,708,230	SGD	2,323,928	1,704,672	12/21/16	3,559
TOTAL							$643,364

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	CAD	163,738	USD	125,050	$124,881	12/21/16	$(170)
	GBP	221,000	USD	289,242	286,956	12/21/16	(2,286)
	NZD	790,000	USD	576,249	573,412	12/21/16	(2,837)
	PHP	25,493,794	USD	538,355	527,117	10/27/16	(11,238)
	PHP	26,297,491	USD	548,264	542,877	11/18/16	(5,387)
	SEK	15,185,762	EUR	1,593,745	1,777,705	12/21/16	(19,575)
	USD	207,640	CAD	273,292	208,436	12/21/16	(795)
	USD	1,286,197	SGD	1,753,568	1,286,296	12/21/16	(99)
	USD	805,422	TWD	25,205,692	806,626	10/21/16	(1,204)
	USD	921,000	ZAR	13,112,854	940,294	12/21/16	(19,294)
BNP Paribas SA	ARS	1,622,020	USD	106,782	104,677	10/17/16	(2,105)
	ARS	1,851,912	USD	122,238	119,451	10/18/16	(2,787)
	ARS	5,069,165	USD	329,167	325,960	10/24/16	(3,206)
	ARS	1,549,730	USD	99,119	97,829	11/29/16	(1,290)
	EUR	258,000	NOK	2,366,066	290,949	12/21/16	(5,077)
	EUR	259,000	PLN	1,118,989	292,077	12/21/16	(107)
	MXN	43,240,988	USD	2,244,218	2,209,783	12/21/16	(34,435)
	MYR	871,397	USD	211,735	211,013	10/27/16	(722)
	MYR	1,838,316	USD	452,063	444,998	11/09/16	(7,065)
	SEK	25,261,111	EUR	2,650,703	2,957,165	12/21/16	(32,056)
	SGD	786,489	USD	579,000	576,913	12/21/16	(2,087)
	USD	288,312	AUD	378,000	288,761	12/21/16	(450)
	USD	125,262	EUR	111,258	125,466	12/21/16	(204)
	USD	572,468	HUF	158,121,249	577,049	12/21/16	(4,582)
	USD	289,257	KRW	320,814,546	291,232	10/04/16	(1,975)
	USD	991,466	KRW	1,095,897,313	994,594	10/19/16	(3,127)
	USD	275,512	TWD	8,637,315	276,089	10/07/16	(577)
Citibank NA	ARS	5,695,507	USD	369,838	367,369	10/18/16	(2,469)
	ARS	3,413,103	USD	220,342	219,020	10/28/16	(1,322)
	ARS	1,596,400	USD	101,682	100,166	12/12/16	(1,515)
	ARS	1,056,072	USD	66,503	65,930	12/23/16	(574)
	BRL	955,225	USD	291,000	290,886	11/03/16	(114)
	COP	459,869,992	USD	158,595	158,452	11/03/16	(143)
	EUR	259,000	NOK	2,374,155	292,077	12/21/16	(4,961)
	EUR	1,085,352	USD	1,224,206	1,223,960	12/21/16	(246)
	SEK	2,452,608	EUR	256,000	287,112	12/21/16	(1,582)
	SGD	397,155	USD	292,000	291,325	12/21/16	(675)
	TRY	875,817	USD	289,000	287,083	12/21/16	(1,917)
	USD	577,000	CAD	756,592	577,041	12/21/16	(41)
	USD	1,937,624	JPY	198,029,073	1,953,316	10/06/16	(15,692)
	USD	476,287	KRW	540,348,083	490,391	10/21/16	(14,104)
	USD	289,000	KRW	319,134,030	289,618	10/26/16	(618)
	USD	284,000	RUB	18,688,762	296,067	10/21/16	(12,067)
	USD	523,437	TWD	16,564,178	530,215	10/24/16	(6,777)
	USD	1,227,561	TWD	38,385,844	1,231,210	11/22/16	(3,649)
Credit Suisse International (London)	CHF	282,044	EUR	259,000	291,812	12/21/16	(264)
	COP	472,929,830	USD	163,000	162,925	11/04/16	(75)
	GBP	228,443	USD	298,497	296,620	12/21/16	(1,877)
	JPY	141,654,705	USD	1,411,353	1,402,187	12/21/16	(9,166)
	USD	113,964	EUR	101,058	113,964	12/21/16	—
	USD	939,182	JPY	95,813,910	948,426	12/21/16	(9,245)
	USD	289,000	RUB	18,551,835	293,534	10/26/16	(4,534)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG	ARS	1,928,708	USD	123,635	$122,203	11/22/16	$(1,432)
	BRL	928,226	USD	289,000	285,074	10/04/16	(3,926)
	EUR	525,616	NOK	4,801,537	592,742	12/21/16	(7,994)
	EUR	932,003	USD	1,050,335	1,048,934	11/10/16	(1,401)
	GBP	105,481	USD	138,014	136,960	12/21/16	(1,054)
	MYR	1,951,455	USD	482,854	472,874	10/07/16	(9,980)
	NZD	397,444	AUD	378,000	288,480	12/21/16	(282)
	PEN	966,711	USD	286,000	285,387	10/12/16	(613)
	THB	9,165,853	USD	264,450	264,446	10/20/16	(5)
	USD	286,000	ILS	1,077,362	288,134	12/21/16	(2,134)
	USD	161,245	JPY	16,342,821	161,772	12/21/16	(527)
	USD	725,867	KRW	804,717,680	730,330	10/19/16	(4,464)
	USD	289,000	KRW	324,185,085	294,206	10/24/16	(5,206)
	USD	707,523	TWD	22,357,728	716,517	11/10/16	(8,994)
HSBC Bank PLC	EUR	143,191	NOK	1,309,643	161,478	12/21/16	(2,375)
	GBP	89,335	USD	116,027	115,996	12/21/16	(31)
	MXN	64,300,990	USD	3,383,781	3,286,031	12/21/16	(97,750)
	MYR	1,941,591	USD	483,874	470,293	10/19/16	(13,580)
	MYR	1,037,400	USD	252,041	251,122	11/09/16	(919)
	TRY	864,616	USD	289,000	283,411	12/21/16	(5,589)
	TWD	11,512,462	USD	369,952	368,114	10/11/16	(1,838)
	USD	261,974	INR	17,680,592	264,494	10/27/16	(2,520)
	USD	571,000	KRW	636,752,934	578,037	10/04/16	(7,037)
	USD	250,028	KRW	280,181,100	254,277	10/21/16	(4,250)
	USD	581,306	KRW	649,580,673	589,511	10/24/16	(8,205)
	USD	471,366	MYR	1,951,455	472,874	10/07/16	(1,508)
	USD	507,607	NOK	4,134,578	517,290	12/21/16	(9,683)
	USD	1,788,272	SGD	2,441,421	1,790,856	12/21/16	(2,584)
	USD	578,000	TWD	18,106,312	579,434	10/21/16	(1,434)
JPMorgan Securities, Inc.	ARS	1,594,260	USD	101,316	100,355	12/05/16	(961)
	BRL	1,854,598	USD	574,617	569,578	10/04/16	(5,039)
	CAD	229,797	USD	178,094	175,193	10/26/16	(2,901)
	EUR	256,000	JPY	29,282,867	288,693	12/21/16	(1,167)
	MXN	5,393,854	USD	286,000	275,647	12/21/16	(10,353)
	MYR	4,920,000	USD	1,217,912	1,191,685	10/20/16	(26,227)
	PHP	26,863,453	USD	560,970	555,837	10/17/16	(5,134)
	SEK	12,609,459	EUR	1,325,400	1,476,113	12/21/16	(18,552)
	SGD	786,783	USD	578,000	577,129	12/21/16	(871)
	TRY	874,785	USD	290,000	286,744	12/21/16	(3,256)
	USD	138,116	NOK	1,123,142	140,520	12/21/16	(2,404)
Morgan Stanley & Co.	BRL	6,624,983	USD	2,024,639	2,017,444	11/03/16	(7,195)
	GBP	215,243	EUR	251,541	279,481	12/21/16	(4,183)
	GBP	1,181,239	USD	1,570,333	1,532,434	11/16/16	(37,899)
	GBP	88,366	USD	114,831	114,738	12/21/16	(93)
	MXN	5,345,912	USD	286,000	273,197	12/21/16	(12,803)
	PLN	1,109,341	EUR	257,000	289,664	12/21/16	(157)
	SEK	21,467,111	EUR	2,246,348	2,513,025	12/21/16	(20,202)
	USD	2,468,000	AED	9,122,962	2,482,877	12/07/16	(14,877)
	USD	234,119	CAD	307,860	234,800	12/21/16	(681)
	USD	289,000	JPY	29,307,229	290,101	12/21/16	(1,101)
	USD	574,000	MXN	11,339,872	579,511	12/21/16	(5,511)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. (continued)	USD	286,000	RUB	18,561,114	$294,775	10/11/16	$(8,775)
	USD	289,000	RUB	18,567,903	293,716	10/27/16	(4,716)
	USD	1,730,972	TWD	54,586,213	1,748,279	11/01/16	(17,306)
	USD	1,231,223	TWD	38,435,078	1,232,789	11/22/16	(1,566)
Royal Bank of Canada	CAD	1,113,247	USD	856,000	849,057	12/21/16	(6,943)
State Street Bank and Trust	CAD	371,537	USD	284,000	283,366	12/21/16	(634)
	CZK	6,863,080	EUR	255,799	290,508	06/21/17	(411)
	EUR	633,364	NOK	5,783,752	714,250	12/21/16	(9,375)
	GBP	660,306	EUR	770,000	857,369	12/21/16	(10,968)
	SEK	17,421,097	EUR	1,823,811	2,039,382	12/21/16	(17,345)
	SEK	4,947,205	NOK	4,717,000	579,140	12/21/16	(11,020)
	USD	861,000	CAD	1,138,898	868,621	12/21/16	(7,621)
Westpac Banking Corp.	AUD	904,120	USD	691,380	691,194	11/18/16	(186)
	CNH	3,835,775	USD	572,000	571,893	12/21/16	(107)
	EUR	510,415	USD	575,674	574,453	11/10/16	(1,221)
	EUR	477,664	USD	538,695	538,666	12/21/16	(29)
	JPY	74,746,190	USD	747,193	737,280	10/06/16	(9,913)
	PLN	1,108,904	EUR	257,000	289,550	12/21/16	(271)
	USD	598,537	CNH	4,025,762	600,220	12/21/16	(1,682)
	USD	1,229,119	NZD	1,695,337	1,230,540	12/21/16	(1,423)
	USD	289,000	TWD	9,044,255	289,504	10/24/16	(505)
TOTAL							$(759,263)

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA (Proceeds Receivable: $(1,069,375))	4.000%	TBA-30yr	10/20/16	$(1,000,000)	$(1,071,641)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The Actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(30)	June 2019	$(7,406,250)	$3,681
Eurodollars	(30)	September 2019	(7,403,625)	3,118
Eurodollars	(30)	December 2019	(7,400,250)	2,931
Eurodollars	(30)	March 2020	(7,397,625)	2,556
Eurodollars	(18)	June 2020	(4,436,775)	1,308
U.S. Long Bonds	(6)	December 2016	(1,008,938)	7,693
Ultra Long U.S. Treasury Bonds	(8)	December 2016	(1,471,000)	3,108
2 Year U.S. Treasury Notes	239	December 2016	52,214,031	44,750
5 Year U.S. Treasury Notes	555	December 2016	67,441,172	239,309
10 Year U.S. Treasury Notes	(137)	December 2016	(17,964,125)	(80,360)
10 Year U.S. Ultra Treasury Notes	(5)	December 2016	(720,781)	316
TOTAL				$228,410

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
MXN	25,450		11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$1	$(1,915)
	10,820		11/08/16	3.920	Mexico Interbank TIIE 28 Days	—	(807)
	21,890		11/09/16	3.900	Mexico Interbank TIIE 28 Days	2	(1,677)
SEK	48,430		06/15/18	0.050	3 month STIBOR	39,769	11,640
	87,960	(b)	09/15/18	0.330	3 month STIBOR	463	3,693
EUR	46,520	(b)	09/21/18	0.400	6 month EURO	(645,163)	646,600
PLN	25,440		09/21/18	1.614	6 month WIBOR	(2,122)	(13,181)
EUR	46,520		09/21/18	6 month EURO	0.400%	38,689	12,127
GBP	3,810	(b)	12/21/19	0.353	6 month BP	770	6,690
PLN	725		09/21/20	2.018	6 month WIBOR	2	1,334
	11,650		09/21/21	1.771	6 month WIBOR	(15,121)	(7,583)
CAD	45,840	(b)	12/21/21	1.000	6 month CDOR	(63,991)	94,061
NOK	61,300	(b)	12/21/21	1.250	3 month NIBOR	22,634	(23,321)
NZD	3,860	(b)	12/21/21	2.250	3 month NZDOR	11,841	4,134
	$35,280	(b)	12/21/21	3 month LIBOR	1.500	(441,827)	(59,911)
SEK	78,955	(b)	12/21/21	3 month STIBOR	0.100	(25,319)	(26,666)
EUR	2,170	(b)	12/21/21	6 month EURO	0.250	(40,135)	(6,638)
	530	(b)	08/16/24	0.250	6 month EURO	(172)	32
GBP	550	(b)	09/27/26	6 month BP	1.000	(1,145)	3,884
AUD	970	(b)	09/28/26	2.500	6 month AUDOR	5,230	(554)
JPY	350,000	(b)	12/15/26	0.250	6 month JYOR	(2,615)	10,277
	$5,780	(b)	12/15/26	2.500	3 month LIBOR	91,547	101,054
SEK	8,350	(b)	12/15/26	3 month STIBOR	2.750	(62,429)	(1,761)
GBP	6,720	(b)	12/15/26	6 month BP	2.250	(482,562)	(1,904)
EUR	3,040	(b)	12/21/26	0.750	6 month EURO	119,391	33,388
AUD	1,050	(b)	12/21/26	2.750	6 month AUDOR	48,565	(4,661)
	$1,300	(b)	12/21/26	3 month LIBOR	1.750	(24,400)	(8,175)
SEK	23,020	(b)	12/21/26	3 month STIBOR	0.750	5,482	(24,255)
MXN	28,430	(b)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(37,746)	(18,303)
GBP	710		09/15/31	3.230	6 month BP	(2,552)	(19,285)
	300	(b)	12/21/31	6 month BP	1.500	(35,647)	6,741
	2,170	(b)	12/17/35	6 month BP	2.500	(321,456)	19,507
JPY	420,230	(b)	12/16/36	0.750	6 month JYOR	69	20,533
	119,380	(b)	12/21/36	6 month JYOR	0.500	6,350	(36,150)
	128,720	(b)	12/17/46	0.750	6 month JYOR	7,081	3,175
GBP	1,280	(b)	12/17/46	6 month BP	1.000	(29,245)	31,545
	$3,840	(b)	12/21/46	2.250	3 month LIBOR	359,388	66,600
GBP	2,260	(b)	12/21/46	6 month BP	1.750	(534,001)	(29,265)
	TOTAL					$(2,010,374)	$791,003

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America High Yield Index 26	$2,275	(5.000)%	06/20/21	3.757%	$(101,792)	$(18,127)
Protection Sold:
CDX North America Investment Grade Index 26	1,250	1.000	06/20/21	0.684	14,269	4,045
TOTAL					$(87,523)	$(14,082)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 31.8%
Banks – 26.5%
Australia & New Zealand Banking Group Ltd.(a)
$300,000	1.112%	06/13/17	$299,951
Bank of America NA(a)
250,000	1.287	11/14/16	250,179
BPCE SA(a)
350,000	1.487	06/17/17	350,472
250,000	1.473	06/23/17	250,434
Commonwealth Bank of Australia(a)(b)
495,000	1.549	11/02/18	497,784
Credit Suisse New York(a)
160,000	1.442	01/29/18	160,229
HSBC Bank PLC(a)(b)
500,000	1.457	05/15/18	500,432
ING Bank NV(b)
500,000	3.750	03/07/17	505,180
Lloyds Bank PLC(a)
350,000	1.374	03/16/18	349,301
Macquarie Bank Ltd.(b)
200,000	1.650	03/24/17	200,285
National Australia Bank Ltd.(a)
500,000	1.355	07/23/18	501,590
Santander UK PLC(a)
525,000	1.362	03/13/17	524,663
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)(b)
500,000	1.876	09/14/18	502,614
The Toronto-Dominion Bank(a)
90,000	1.302	04/30/18	90,208
UBS AG/Stamford CT(a)
500,000	1.402	06/01/17	500,534
Wells Fargo & Co.(a)
400,000	1.139	06/02/17	400,042
Wells Fargo Bank NA(a)
300,000	1.442	01/22/18	301,393
Westpac Banking Corp.(a)
258,000	1.492	07/30/18	259,247

			6,444,538

Diversified Manufacturing(a) – 1.2%
General Electric Co.
292,000	1.333	12/07/17	291,356

Health Care(a) – 2.1%
Providence Health & Services Obligated Group
500,000	1.446	10/01/16	499,987

Technology(a) – 2.0%
QUALCOMM, Inc.
490,000	1.081	05/18/18	490,183

TOTAL CORPORATE OBLIGATIONS
(Cost $7,710,480)			$7,726,064

Municipal Debt Obligations(c) – 1.3%
California – 0.9%
Los Angeles California Department of Airports RB Build America Bonds Direct Payment to Issuer Series 2009 C
$230,000	5.175%	05/15/17	$232,749

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(c) – (continued)
Massachusetts(a) – 0.4%
Massachusetts State GO Consolidated Loan Series 2012 D
$90,000	1.270%	01/01/18	$90,043

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $322,972)			$322,792

Shares	Distribution Rate		Value
Investment Company(a)(d) – 7.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,725,866	0.290%		$1,725,866
(Cost $1,725,866)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $9,759,318)			$9,774,722

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 62.0%
Certificates of Deposit – 28.4%
The Bank of Nova Scotia
$500,000	0.000%	05/12/17	$500,000
Chase Bank USA NA
500,000	0.021	05/26/17	499,932
Svenska Handelsbanken AB
350,000	0.000	12/19/16	349,812
Credit Industriel et Commercial SA
500,000	0.000	06/15/17	499,143
Credit Suisse New York
450,000	0.000	08/16/17	450,000
Mizuho Bank Ltd.
300,000	0.000	02/27/17	300,000
Skandinaviska Enskilda Banken AB
700,000	0.000	02/23/17	700,000
Standard Chartered Bank
700,000	0.000	02/27/17	700,000
Sumitomo Mitsui Banking Corp.
500,000	0.000	01/06/17	500,000
Sumitomo Trust & Banking Corp.
500,000	0.000	10/24/16	500,000
Bank of Montreal
500,000	0.000	10/24/17	500,000
Mizuho Bank Ltd.
500,000	0.000	09/19/17	500,000
National Bank of Kuwait SAKP
400,000	0.000	01/26/17	400,000
Norinchukin Bank NY
500,000	0.000	09/22/17	500,000

			6,898,887

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – 29.5%
Ford Motor Credit Co. LLC
$600,000	1.273%	02/01/17	$597,164
Barton Capital Corp.
300,000	0.935	11/04/16	299,739
Commonwealth Bank of Australia
250,000	0.000	08/24/17	250,000
Kells Funding LLC
700,000	0.935	12/07/16	698,802
Nieuw Amsterdam Receivables Corp.
700,000	1.244	02/10/17	696,869
Westpac Banking Corp.
300,000	0.000	08/07/17	300,000
Electricite De France SA
300,000	1.557	01/09/17	298,742
Bedford Row Funding Corp.
500,000	1.263	06/22/17	495,490
Liberty Funding LLC
600,000	0.927	12/12/16	598,908
Ciesco LLC
350,000	1.275	03/07/17	348,092
Duke Energy Corp.
400,000	0.750	10/04/16	399,975
LMA SA LMA Americas
500,000	1.486	06/15/17	494,824
Marriott International, Inc.
350,000	0.822	10/25/16	349,811
Matchpoint Finance PLC
500,000	1.357	03/06/17	497,118
Schlumberger Holdings Corp.
350,000	1.037	12/08/16	349,326
Versailles Commercial Paper LLC
500,000	1.068	12/12/16	498,950

			7,173,810

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Repurchase Agreements – 4.1%
BNP Paribas
$1,000,000	0.640%	10/03/16	$1,000,000

Maturity Value: $1,000,053

Settlement Date: 09/30/2016

Collateralized by various corporate obligations,
1.717% to 10.750%, due 01/12/18 to 09/15/46.
The aggregate market value of the collateral, including accrued interest, was $1,083,910.

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,072,697)			$15,072,697

TOTAL INVESTMENTS – 102.2%
(Cost $24,832,015)			$24,847,419

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%			(538,852)

NET ASSETS – 100.0%			$24,308,567

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,206,295, which represents approximately 9.1% of net assets as of September 30, 2016.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Represents affiliated funds.

Investment Abbreviations:
GO	—General Obligation
LLC	—Limited Liability Company
PLC	—Public Limited Company
RB	—Revenue Bond

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $553,444,054, $436,610,938, $379,851,191, $227,965,290, $1,404,057,530, $500,807,209 and $22,106,149)	$555,445,745
Investments of affiliated issuers, at value (cost $601, $12,017,515, $14,886,775, $25, $2,236, $781 and $1,725,866)	601
Repurchase agreement, at value which equals cost	—
Cash	7,304,799
Foreign currencies, at value (cost $0, $0, $0, $0, $0, $75,039 and $0, respectively)	—
Unrealized gain on swap contracts	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	183,349
Receivables:
Fund shares sold	2,152,336
Interest	1,546,109
Reimbursement from investment adviser	6,154
Investments sold	—
Investments sold on an extended-settlement basis	—
Collateral on certain derivative contracts(a)	—
Other assets	1,397
Total assets	566,640,490

Liabilities:
Due to custodian	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Forward sale contracts, at value (proceeds received $0, $5,251,563, $0, $0, $1,069,375, $1,069,375 and $0, respectively)	—
Variation margin on certain derivative contracts	—
Payables:
Fund shares redeemed	349,526
Management fees	114,872
Distribution and Service fees and Transfer Agency fees	27,830
Income distribution	5,457
Investments purchased	601
Collateral on certain derivative contracts	—
Investments purchased on an extended-settlement basis	—
Due to broker—upfront payment	—
Accrued expenses	111,874
Total liabilities	610,160

Net Assets:
Paid-in capital	581,880,726
Undistributed (distributions in excess of) net investment income	743,032
Accumulated net realized loss	(18,400,575)
Net unrealized gain (loss)	1,807,147
NET ASSETS	$566,030,330
Net Assets:
Class A	$35,739,659
Class C	—
Institutional	528,889,339
Administration	153,939
Service	—
Class IR	1,237,253
Class R	—
Class R6	10,140
Total Net Assets	$566,030,330
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,790,885
Class C	—
Institutional	56,158,910
Administration	16,291
Service	—
Class IR	131,468
Class R	—
Class R6	1,076
Net asset value, offering and redemption price per share:(b)
Class A	$9.43
Class C	—
Institutional	9.42
Administration	9.45
Service	—
Class IR	9.41
Class R	—
Class R6	9.42

(a)	Segregated for initial margin and/or collateral on swap transactions of $1,614,180, $420,685, $5,516,376 and $1,246,215 for the Government Income, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively. Also includes amounts segregated for initial margin and/or collateral on forwards transactions of $2,770,000 for the Short Duration Income Fund.
(b)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $9.57, $15.71, $8.80, $11.03, $10.21 and $10.20, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$450,219,586	$379,700,165	$234,590,327	$1,421,158,262	$503,857,788	$22,121,553
12,017,515	14,886,775	25	2,236	781	1,725,866
—	—	—	—	—	1,000,000
6,136,200	6,229,029	855,829	1,272,337	3,490,205	—
—	—	—	—	71,489	—
—	—	351,663	—	—	—
—	—	—	—	643,364	—
291,122	62,366	137,815	1,764,958	101,763	—

338,954	1,010,968	2,243,021	2,629,348	1,609,411	116,365
1,452,848	579,776	274,614	4,165,252	2,718,039	23,201
45,066	31,039	21,114	54,635	44,397	17,571
13,476	385,393	—	255,369	6,502,418	—
13,492,488	—	—	1,069,375	1,069,375	—
1,614,180	—	420,685	5,516,376	4,016,215	—
905	2,172	435	2,914	2,968	54
485,622,340	402,887,683	238,895,528	1,437,891,062	524,128,213	25,004,610

—	—	—	—	—	634,657
—	—	69,957	—	—	—
—	—	—	—	759,263	—
5,275,391	—	—	1,071,641	1,071,641	—
—	—	7,863	—	45,063	—

1,363,824	67,449	217,399	3,077,207	1,508,276	1,301
176,486	98,503	48,137	489,699	161,419	2,721
78,346	15,617	36,245	108,595	18,667	195
89,064	4,979	—	72,130	410	94
2,639	1,051,718	25	2,235	100,652	131
10,000	—	—	260,000	—	—
70,607,866	9,506,508	—	62,779,922	21,075,473	—
—	—	—	—	59,205	—
209,931	149,514	84,984	214,427	198,242	56,944
77,813,547	10,894,288	464,610	68,075,856	24,998,311	696,043

402,446,681	423,486,058	248,831,752	1,381,906,396	500,220,633	24,293,366
93,283	(189,885)	(212,464)	4,329,093	(1,245,447)	175
(8,724,366)	(31,071,183)	(17,175,360)	(33,039,579)	(3,779,334)	(378)
13,993,195	(231,595)	6,986,990	16,619,296	3,934,050	15,404
$407,808,793	$391,993,395	$238,430,918	$1,369,815,206	$499,129,902	$24,308,567

$158,334,748	$9,939,417	$63,967,478	$159,519,657	$9,722,784	$—
10,753,135	—	6,815,781	31,636,485	1,122,948	—
150,230,661	381,099,682	148,154,117	1,058,892,776	487,528,689	24,251,650
—	—	—	—	—	56,917
59,413,781	478,913	—	27,650,850	—	—
5,129,909	465,319	6,912,970	15,363,536	717,643	—
21,379,378	—	12,367,776	—	27,571	—
2,567,181	10,064	212,796	76,751,902	10,267	—
$407,808,793	$391,993,395	$238,430,918	$1,369,815,206	$499,129,902	$24,308,567

10,469,264	1,146,213	6,025,395	15,857,431	967,181	—
710,996	—	649,561	3,165,658	111,691	—
9,948,484	43,966,135	13,800,620	105,581,224	48,418,044	2,423,358
—	—	—	—	—	5,686
3,939,040	54,986	—	2,761,171	—	—
339,425	53,800	647,502	1,526,131	71,302	—
1,415,334	—	1,168,066	—	2,738	—
170,008	1,161	19,824	7,653,878	1,020	—

$15.12	$8.67	$10.62	$10.06	$10.05	$—
15.12	—	10.49	9.99	10.05	—
15.10	8.67	10.74	10.03	10.07	10.01
—	—	—	—	—	10.01
15.08	8.71	—	10.01	—	—
15.11	8.65	10.68	10.07	10.06	—
15.11	—	10.59	—	10.07	—
15.10	8.67	10.73	10.03	10.07	—

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

Enhanced Income Fund
Investment income:
Interest	$3,981,959
Dividends — affiliated issuers	22,489
Total investment income	4,004,448

Expenses:
Management fees	653,864
Transfer Agency fees(a)	120,353
Custody, accounting and administrative services	72,389
Registration fees	51,984
Professional fees	49,192
Distribution and Service fees(a)	42,674
Printing and mailing costs	15,623
Trustee fees	8,971
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Other	6,030
Total expenses	1,021,080
Less — expense reductions	(49,526)
Net expenses	971,554
NET INVESTMENT INCOME	3,032,894

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	255,765
Futures contracts	(462,820)
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	923,019
Futures contracts	376,824
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency translation	—
Net realized and unrealized gain (loss)	1,092,788
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,125,682

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class C	Administration	Class R	Class A	Class C	Institutional	Administration	Service	Class IR	Class R	Class R6
Enhanced Income	$42,674	$—	$—	$—	$22,190	$—	$97,593	$30	$—	$538	$—	$2
Government Income	199,683	56,039	—	54,716	103,835	7,285	29,885	—	11,534	3,283	14,226	98
High Quality Floating Rate	12,768	—	—	—	6,639	—	74,177	—	102	359	—	2
Inflation Protected Securities	58,735	33,430	—	28,144	30,542	4,346	26,446	—	—	2,810	7,317	11
Short Duration Government	208,015	164,896	—	—	108,168	21,436	213,234	—	5,832	10,686	—	7,453
Short Duration Income	7,991	4,895	—	66	4,155	636	88,716	—	—	284	17	2
Short-Term Conservative Income	—	—	1,872	—	—	—	3,386	300	—	—	—	—

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$4,227,933	$2,561,464	$3,096,353	$13,684,123	$5,222,848	$100,677
30,147	17,916	25	61,177	781	131
4,258,080	2,579,380	3,096,378	13,745,300	5,223,629	100,808

1,096,112	764,343	332,623	3,368,488	902,851	23,037
170,146	81,279	71,472	366,809	93,810	3,686
103,612	80,059	33,221	140,399	139,878	20,355
58,148	44,178	55,383	69,263	52,876	15,849
56,280	55,386	49,224	54,660	63,585	47,453
310,438	12,768	120,309	372,911	12,952	1,872
42,079	17,130	14,078	48,622	13,399	12,388
8,910	8,888	8,672	9,866	8,870	8,510
72,085	639	–	36,452	–	–
72,085	639	–	36,452	–	–
7,818	4,901	4,139	19,526	12,404	2,094
1,997,713	1,070,210	689,121	4,523,448	1,300,625	135,244
(306,185)	(370,573)	(190,937)	(753,186)	(259,058)	(118,316)
1,691,528	699,637	498,184	3,770,262	1,041,567	16,928
2,566,552	1,879,743	2,598,194	9,975,038	4,182,062	83,880

2,081,032	496,319	1,694,354	3,118,680	421,239	(1,439)
(465,748)	(191,688)	(90,997)	(4,525,696)	437,999	–
(62)	–	86,978	(4,153,367)	(977,600)	–
–	–	–	–	145,374	–
–	–	–	–	40,012	–

1,615,968	1,449,216	1,175,300	(1,376,317)	4,007,994	17,722
173,717	46,495	204,653	895,773	(51,295)	–
192,329	–	212,161	4,612,442	945,047	–
–	–	–	–	(306,668)	–
–	–	–	–	(5,487)	–
3,597,236	1,800,342	3,282,449	(1,428,485)	4,656,615	16,283
$6,163,788	$3,680,085	$5,880,643	$8,546,553	$8,838,677	$100,163

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$3,032,894	$3,508,385
Net realized gain (loss)	(207,055)	(1,217,860)
Net change in unrealized gain (loss)	1,299,843	139,109
Net increase (decrease) in net assets resulting from operations	4,125,682	2,429,634

Distributions to shareholders:
From net investment income
Class A Shares	(140,083)	(133,806)
Class C Shares	—	—
Institutional Shares	(2,828,001)	(3,267,173)
Administration Shares	(689)	(784)
Service Shares	—	—
Class IR Shares	(4,298)	(2,775)
Class R Shares	—	—
Class R6 Shares(a)	(58)	(48)
Total distributions to shareholders	(2,973,129)	(3,404,586)

From share transactions:
Proceeds from sales of shares	184,272,873	171,894,314
Reinvestment of distributions	2,896,709	3,255,022
Cost of shares redeemed	(81,728,994)	(208,732,063)
Net increase (decrease) in net assets resulting from share transactions	105,440,588	(33,582,727)
TOTAL INCREASE (DECREASE)	106,593,141	(34,557,679)

Net assets:
Beginning of period	459,437,189	493,994,868
End of period	$566,030,330	$459,437,189
Undistributed (distributions in excess of) net investment income	$743,032	$683,267

(a)	Commenced operations on July 31, 2015.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016

$2,566,552	$5,630,443	$1,879,743	$2,443,577
1,615,222	3,744,805	304,631	(1,410,904)
1,982,014	(2,987,519)	1,495,711	(3,340,965)
6,163,788	6,387,729	3,680,085	(2,308,292)

(1,417,023)	(2,650,376)	(39,014)	(32,428)
(57,685)	(100,259)	–	–
(1,578,556)	(2,899,391)	(1,858,791)	(2,432,738)
—	—	—	—
(464,335)	(777,594)	(1,303)	(357)
(51,065)	(74,576)	(2,568)	(3,805)
(166,841)	(295,885)	—	—
(9,458)	(833)	(51)	(37)
(3,744,963)	(6,798,914)	(1,901,727)	(2,469,365)

58,466,743	110,333,684	68,184,288	221,160,610
2,976,385	5,366,335	1,871,594	2,348,637
(56,467,926)	(174,925,596)	(52,684,057)	(369,245,310)
4,975,202	(59,225,577)	17,371,825	(145,736,063)
7,394,027	(59,636,762)	19,150,183	(150,513,720)

400,414,766	460,051,528	372,843,212	523,356,932
$407,808,793	$400,414,766	$391,993,395	$372,843,212
$93,283	$1,271,694	$(189,885)	$(167,901)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities Fund
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$2,598,194	$1,245,029
Net realized gain (loss)	1,690,335	233,492
Net change in unrealized gain (loss)	1,592,114	1,524,287
Net increase in net assets resulting from operations	5,880,643	3,002,808

Distributions to shareholders:
From net investment income
Class A Shares	(538,059)	(116,307)
Class C Shares	(41,048)	(11,972)
Institutional Shares	(1,528,208)	(346,238)
Administration Shares	—	—
Service Shares	—	—
Class IR Shares	(59,801)	(9,256)
Class R Shares	(100,071)	(19,841)
Class R6 Shares(a)	(1,618)	(28)
From net realized gains
Institutional Shares	—	—
Administration Shares	—	—
Class A Shares	—	(99,357)
Class C Shares	—	(10,228)
Institutional Shares	—	(295,782)
Class IR Shares	—	(7,907)
Class R Shares	—	(16,949)
Class R6 Shares(a)	—	(24)
Total distributions to shareholders	(2,268,805)	(933,889)

From share transactions:
Proceeds from sales of shares	87,266,470	95,028,833
Reinvestment of distributions	1,510,131	704,259
Cost of shares redeemed	(32,613,438)	(48,833,942)
Net increase (decrease) in net assets resulting from share transactions	56,163,163	46,899,150
TOTAL INCREASE (DECREASE)	59,775,001	48,968,069

Net assets:
Beginning of period	178,655,917	129,687,848
End of period	$238,430,918	$178,655,917
Undistributed (distributions in excess of) net investment income	$(212,464)	$(541,853)

(a)	Commenced operations on July 31, 2015.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Government Fund		Short Duration Income Fund		Short-Term Conservative Income Fund
For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016

$9,975,038	$11,290,836	$4,182,062	$6,382,807	$83,880	$71,554
(5,560,383)	2,135,832	67,024	(894,692)	(1,439)	2,737
4,131,898	(4,586,702)	4,589,591	(1,764,701)	17,722	(1,181)
8,546,553	8,839,966	8,838,677	3,723,414	100,163	73,110

(1,431,763)	(1,272,315)	(57,367)	(129,094)	—	—
(217,213)	(97,613)	(6,740)	(14,747)	—	—
(10,941,801)	(11,028,792)	(4,671,759)	(7,789,625)	(79,431)	(71,466)
—	—	—	—	(4,434)	(88)
(227,384)	(155,854)	—	—	—	—
(161,974)	(132,262)	(4,328)	(8,082)	—	—
—	—	(202)	(245)	—	—
(771,411)	(241,057)	(105)	(164)	—	—

—	—	—	—	—	(1,205)
—	—	—	—	—	(3)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(13,751,546)	(12,927,893)	(4,740,501)	(7,941,957)	(83,865)	(72,762)

187,073,885	761,478,282	153,235,276	271,080,144	15,217,276	5,000,020
13,036,917	12,222,288	4,724,456	7,892,160	83,771	72,762
(244,634,260)	(657,819,714)	(61,563,913)	(171,160,354)	(6,115,737)	(20)
(44,523,458)	115,880,856	96,395,819	107,811,950	9,185,310	5,072,762
(49,728,451)	111,792,929	100,493,995	103,593,407	9,201,608	5,073,110

1,419,543,657	1,307,750,728	398,635,907	295,042,500	15,106,959	10,033,849
$1,369,815,206	$1,419,543,657	$499,129,902	$398,635,907	$24,308,567	$15,106,959
$4,329,093	$8,105,601	$(1,245,447)	$(687,008)	$175	$160

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.41	$0.04	$0.02	$0.06	$(0.04)
2016 - Institutional	9.40	0.06	0.01	0.07	(0.05)
2016 - Administration	9.43	0.04	0.02	0.06	(0.04)
2016 - IR	9.39	0.05	0.02	0.07	(0.05)
2016 - R6	9.40	0.06	0.02	0.08	(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	9.42	0.04	(0.01)	0.03	(0.04)
2016 - Institutional	9.41	0.07	(0.01)	0.06	(0.07)
2016 - Administration	9.44	0.05	(0.01)	0.04	(0.05)
2016 - IR	9.41	0.06	(0.02)	0.04	(0.06)
2016 - R6 (Commenced July 31, 2015)	9.39	0.05	— (e)	0.05	(0.04)
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - IR	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (e)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09	0.01	0.10	(0.09)
2012 - A	9.60	0.09	(0.11)	(0.02)	(0.09)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.43	0.63%	$35,740	0.69	%(d)	0.71	%(d)	0.84	%(d)	50%
9.42	0.80	528,889	0.35	(d)	0.37	(d)	1.18	(d)	50
9.45	0.67	154	0.60	(d)	0.62	(d)	0.94	(d)	50
9.41	0.75	1,237	0.44	(d)	0.45	(d)	1.06	(d)	50
9.42	0.80	10	0.35	(d)	0.37	(d)	1.19	(d)	50

9.41	0.29	35,378	0.69		0.71		0.42		60
9.40	0.63	423,278	0.35		0.36		0.76		60
9.43	0.38	147	0.60		0.61		0.50		60
9.39	0.43	623	0.44		0.46		0.66		60
9.40	0.58	10	0.35	(d)	0.37	(d)	0.74	(d)	60
9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$15.03	$0.09	$0.13	$0.22	$(0.13)	$—	$(0.13)
2016 - C	15.03	0.03	0.14	0.17	(0.08)	—	(0.08)
2016 - Institutional	15.01	0.12	0.13	0.25	(0.16)	—	(0.16)
2016 - Service	14.99	0.08	0.13	0.21	(0.12)	—	(0.12)
2016 - IR	15.02	0.11	0.13	0.24	(0.15)	—	(0.15)
2016 - R	15.02	0.07	0.14	0.21	(0.12)	—	(0.12)
2016 - R6	15.01	0.11	0.14	0.25	(0.16)	—	(0.16)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	15.02	0.19	0.06	0.25	(0.24)	—	(0.24)
2016 - C	15.02	0.08	0.06	0.14	(0.13)	—	(0.13)
2016 - Institutional	15.00	0.24	0.06	0.30	(0.29)	—	(0.29)
2016 - Service	14.98	0.17	0.05	0.22	(0.21)	—	(0.21)
2016 - IR	15.01	0.23	0.05	0.28	(0.27)	—	(0.27)
2016 - R	15.00	0.16	0.06	0.22	(0.20)	—	(0.20)
2016 - R6 (Commenced July 31, 2015)	14.83	0.16	0.21	0.37	(0.19)	—	(0.19)
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - IR	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.12	1.49%	$158,335	0.91	%(d)	1.06	%(d)	1.19	%(d)	207%
15.12	1.11	10,753	1.66	(d)	1.81	(d)	0.45	(d)	207
15.10	1.66	150,231	0.57	(d)	0.72	(d)	1.53	(d)	207
15.08	1.41	59,414	1.07	(d)	1.22	(d)	1.03	(d)	207
15.11	1.62	5,130	0.66	(d)	0.81	(d)	1.44	(d)	207
15.11	1.44	21,379	1.16	(d)	1.31	(d)	0.94	(d)	207
15.10	1.68	2,567	0.55	(d)	0.70	(d)	1.39	(d)	207

15.03	1.66	159,880	0.90		1.05		1.31		590
15.03	0.91	11,743	1.66		1.80		0.56		590
15.01	2.01	147,394	0.57		0.71		1.64		590
14.99	1.50	54,940	1.06		1.21		1.15		590
15.02	1.92	4,676	0.66		0.80		1.55		590
15.02	1.41	21,688	1.15		1.30		1.06		590
15.01	2.52	93	0.55	(d)	0.70	(d)	1.59	(d)	590
15.02	3.80	182,381	0.91		1.05		1.16		471
15.02	3.03	12,918	1.66		1.80		0.41		471
15.00	4.23	186,519	0.58		0.71		1.50		471
14.98	3.64	51,176	1.07		1.21		1.00		471
15.01	4.06	3,875	0.66		0.80		1.41		471
15.00	3.55	23,184	1.16		1.30		0.90		471
14.67	(0.83)	194,179	0.92		1.02		0.83		655
14.67	(1.53)	15,202	1.62		1.78		0.12		655
14.64	(0.50)	197,289	0.58		0.69		1.19		655
14.63	(1.00)	53,172	1.08		1.18		0.66		655
14.66	(0.58)	4,157	0.67		0.78		1.25		655
14.65	(1.08)	20,743	1.17		1.28		0.62		655
15.00	2.26	285,955	0.91		1.00		0.69		943
15.00	1.50	25,655	1.66		1.75		(0.06)		943
14.97	2.61	346,782	0.57		0.66		0.97		943
14.96	2.07	79,620	1.07		1.16		0.51		943
14.99	2.51	1,509	0.67		0.75		0.93		943
14.98	2.00	21,907	1.16		1.25		0.41		943
15.37	6.32	396,439	0.92		1.00		1.14		763
15.37	5.53	32,148	1.67		1.75		0.38		763
15.34	6.69	241,382	0.58		0.66		1.48		763
15.33	6.17	89,677	1.08		1.16		0.97		763
15.36	6.59	1,669	0.67		0.75		1.35		763
15.35	6.07	20,368	1.17		1.25		0.87		763

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$8.63	$0.03		$0.04	$0.07	$(0.03)
2016 - Institutional	8.63	0.04		0.04	0.08	(0.04)
2016 - Service	8.67	0.02		0.04	0.06	(0.02)
2016 - IR	8.61	0.04		0.04	0.08	(0.04)
2016 - R6	8.63	0.04		0.04	0.08	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	8.72	0.02		(0.09)	(0.07)	(0.02)
2016 - Institutional	8.72	0.05		(0.09)	(0.04)	(0.05)
2016 - Service	8.76	0.01		(0.09)	(0.08)	(0.01)
2016 - IR	8.70	0.04		(0.09)	(0.05)	(0.04)
2016 - R6 (Commenced July 31, 2015)	8.69	0.03		(0.06)	(0.03)	(0.03)
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(e)	(0.05)	(0.05)	— (e)
2015 - IR	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (e)	0.04	(0.05)
2014 - Service	8.83	—	(e)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (e)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (e)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)
2012 - A	8.81	0.05		(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08		(0.08)	—	(0.05)
2012 - Service	8.86	0.04		(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07		(0.08)	(0.01)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.67	0.85%	$9,939	0.65	%(d)	0.89	%(d)	0.75	%(d)	33%
8.67	0.97	381,100	0.36	(d)	0.55	(d)	0.99	(d)	33
8.71	0.72	479	0.86	(d)	1.05	(d)	0.50	(d)	33
8.65	0.93	465	0.45	(d)	0.64	(d)	0.90	(d)	33
8.67	0.98	10	0.33	(d)	0.53	(d)	1.02	(d)	33

8.63	(0.80)	10,680	0.70		0.88		0.22		71
8.63	(0.47)	360,939	0.36		0.54		0.56		71
8.67	(0.93)	551	0.84		1.04		0.11		71
8.61	(0.56)	663	0.45		0.63		0.47		71
8.63	(0.32)	10	0.36	(d)	0.53	(d)	0.55	(d)	71
8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286
8.77	(0.21)	85,905	0.75		0.90		0.53		178
8.77	0.01	212,611	0.41		0.56		0.87		178
8.81	(0.44)	448	0.86		1.06		0.41		178
8.76	(0.08)	930	0.50		0.65		0.79		178

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$10.44	$0.12	$0.16	$0.28	$(0.10)	$—	$—	$(0.10)
2016 - C	10.32	0.09	0.14	0.23	(0.06)	—	—	(0.06)
2016 - Institutional	10.55	0.15	0.16	0.31	(0.12)	—	—	(0.12)
2016 - IR	10.49	0.13	0.17	0.30	(0.11)	—	—	(0.11)
2016 - R	10.41	0.11	0.16	0.27	(0.09)	—	—	(0.09)
2016 - R6	10.55	0.12	0.18	0.30	(0.12)	—	—	(0.12)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	10.39	0.10	0.01	0.11	(0.03)	—	(0.03)	(0.06)
2016 - C	10.31	0.04	—	0.04	(0.02)	—	(0.01)	(0.03)
2016 - Institutional	10.48	0.09	0.06	0.15	(0.05)	—	(0.03)	(0.08)
2016 - IR	10.43	0.12	0.01	0.13	(0.04)	—	(0.03)	(0.07)
2016 - R	10.38	0.04	0.04	0.08	(0.03)	—	(0.02)	(0.05)
2016 - R6 (Commenced July 31, 2015)	10.36	(0.03)	0.27	0.24	(0.03)	—	(0.02)	(0.05)
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - IR	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (e)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (e)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	1.09	1.27	(0.27)	(0.79)	—	(1.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.62	2.71%	$63,967	0.68	%(d)	0.87	%(d)	2.28	%(d)	74%
10.49	2.26	6,816	1.43	(d)	1.62	(d)	1.70	(d)	74
10.74	2.91	148,154	0.34	(d)	0.53	(d)	2.77	(d)	74
10.68	2.90	6,913	0.43	(d)	0.62	(d)	2.39	(d)	74
10.59	2.59	12,368	0.93	(d)	1.12	(d)	2.17	(d)	74
10.73	2.83	213	0.32	(d)	0.51	(d)	2.23	(d)	74

10.44	1.09	39,525	0.70		0.89		1.02		171
10.32	0.39	6,420	1.45		1.64		0.37		171
10.55	1.42	119,876	0.35		0.56		0.85		171
10.49	1.29	2,697	0.45		0.64		1.18		171
10.41	0.79	10,128	0.95		1.15		0.42		171
10.55	2.37	10	0.34	(d)	0.60	(d)	(0.44	)(d)	171
10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230
11.16	11.99	123,135	0.63		0.83		1.63		194
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$10.10	$0.06	$(0.01)	$0.05	$(0.09)	$—		$(0.09)
2016 - C	10.03	0.04	(0.01)	0.03	(0.07)	—		(0.07)
2016 - Institutional	10.07	0.08	(0.02)	0.06	(0.10)	—		(0.10)
2016 - Service	10.05	0.05	(0.01)	0.04	(0.08)	—		(0.08)
2016 - IR	10.10	0.07	— (e)	0.07	(0.10)	—		(0.10)
2016 - R6	10.07	0.08	(0.02)	0.06	(0.10)	—		(0.10)

FOR THE YEARS ENDED MARCH 31,
2016 - A	10.12	0.05	(0.01)	0.04	(0.06)	—		(0.06)
2016 - C	10.06	0.02	(0.02)	— (e)	(0.03)	—		(0.03)
2016 - Institutional	10.09	0.09	(0.01)	0.08	(0.10)	—		(0.10)
2016 - Service	10.08	0.04	(0.02)	0.02	(0.05)	—		(0.05)
2016 - IR	10.13	0.08	(0.02)	0.06	(0.09)	—		(0.09)
2016 - R6 (Commenced July 31, 2015)	10.09	0.06	(0.02)	0.04	(0.06)	—		(0.06)
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)	—		(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—		(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—		(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—		(0.07)
2015 - IR	10.18	0.09	(0.03)	0.06	(0.11)	—		(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—		(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—		(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—		(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—		(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—		(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)		(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)		(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)		(0.13)
2013 - Service	10.25	0.03	— (e)	0.03	(0.05)	(0.03)		(0.08)
2013 - IR	10.30	0.07	— (e)	0.07	(0.09)	(0.03)		(0.12)
2012 - A	10.23	0.05	0.06	0.11	(0.04)	—	(e)	(0.04)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	—	(e)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	—	(e)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	—	(e)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	—	(e)	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.06	0.46%	$159,520	0.82	%(d)	0.92	%(d)	1.17	%(d)	86%
9.99	0.26	31,636	1.22	(d)	1.67	(d)	0.77	(d)	86
10.03	0.63	1,058,893	0.48	(d)	0.58	(d)	1.51	(d)	86
10.01	0.38	27,651	0.98	(d)	1.08	(d)	1.01	(d)	86
10.07	0.69	15,364	0.57	(d)	0.67	(d)	1.41	(d)	86
10.03	0.64	76,752	0.46	(d)	0.56	(d)	1.53	(d)	86

10.10	0.44	173,879	0.81		0.91		0.52		227
10.03	(0.02)	33,934	1.17		1.66		0.17		227
10.07	0.78	1,089,297	0.47		0.57		0.86		227
10.05	0.18	30,608	0.97		1.07		0.37		227
10.10	0.59	17,850	0.56		0.66		0.77		227
10.07	0.42	73,976	0.45	(d)	0.55	(d)	0.84	(d)	227
10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640
10.30	1.10	808,034	0.79		0.87		0.53		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.85	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.96	$0.08		$0.10	$0.18	$(0.09)	$—		$(0.09)
2016 - C	9.96	0.06		0.10	0.16	(0.07)	—		(0.07)
2016 - Institutional	9.98	0.09		0.11	0.20	(0.11)	—		(0.11)
2016 - IR	9.97	0.09		0.10	0.19	(0.10)	—		(0.10)
2016 - R	9.98	0.06		0.11	0.17	(0.08)	—		(0.08)
2016 - R6	9.97	0.09		0.12	0.21	(0.11)	—		(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	10.10	0.16		(0.10)	0.06	(0.20)	—		(0.20)
2016 - C	10.10	0.12		(0.10)	0.02	(0.16)	—		(0.16)
2016 - Institutional	10.11	0.19		(0.08)	0.11	(0.24)	—		(0.24)
2016 - IR	10.11	0.18		(0.09)	0.09	(0.23)	—		(0.23)
2016 - R	10.11	0.13		(0.08)	0.05	(0.18)	—		(0.18)
2016 - R6 (Commenced July 31, 2015)	10.07	0.13		(0.07)	0.06	(0.16)	—		(0.16)
2015 - A	10.17	0.10		(0.04)	0.06	(0.13)	—		(0.13)
2015 - C	10.17	0.06		(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13		(0.03)	0.10	(0.17)	—		(0.17)
2015 - IR	10.18	0.13		(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08		(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12		0.01	0.13	(0.13)	—	(e)	(0.13)
2014 - C	10.17	0.08		0.01	0.09	(0.09)	—	(e)	(0.09)
2014 - Institutional	10.18	0.15		0.01	0.16	(0.16)	—	(e)	(0.16)
2014 - IR	10.18	0.15		— (e)	0.15	(0.15)	—	(e)	(0.15)
2014 - R	10.18	0.09		0.01	0.10	(0.10)	—	(e)	(0.10)
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)		(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—		(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(e)	(0.03)	(0.03)	— (e)	—		— (e)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(e)	(0.02)	(0.02)	(0.01)	—		(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.05	1.81%	$9,723	0.80	%(d)	0.91	%(d)	1.53	%(d)	80%
10.05	1.61	1,123	1.19	(d)	1.66	(d)	1.13	(d)	80
10.07	1.98	487,529	0.45	(d)	0.57	(d)	1.86	(d)	80
10.06	1.93	718	0.55	(d)	0.66	(d)	1.76	(d)	80
10.07	1.68	28	1.03	(d)	1.15	(d)	1.29	(d)	80
10.07	2.07	10	0.49	(d)	0.60	(d)	1.86	(d)	80

9.96	0.62	7,001	0.80		0.94		1.57		161
9.96	0.22	886	1.20		1.69		1.17		161
9.98	1.07	390,351	0.45		0.60		1.91		161
9.97	0.87	363	0.54		0.69		1.81		161
9.98	0.46	25	1.04		1.19		1.33		161
9.97	0.65	10	0.48	(d)	0.63	(d)	1.90	(d)	161
10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(d)	6.26	(d)	0.79	(d)	29
9.97	(0.28)	10	1.19	(d)	7.01	(d)	0.38	(d)	29
9.97	(0.21)	11,122	0.45	(d)	5.92	(d)	1.11	(d)	29
9.97	(0.22)	10	0.54	(d)	6.01	(d)	0.97	(d)	29
9.97	(0.25)	10	1.04	(d)	6.51	(d)	0.50	(d)	29

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - Institutional	$10.00	$0.05		$0.01		$0.06	$(0.05)	$—		$(0.05)
2016 - Administration	10.00	0.03		0.01		0.04	(0.03)	—		(0.03)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - Institutional	10.00	0.06		—	(e)	0.06	(0.06)	—	(f)	(0.06)
2016 - Administration	10.00	0.04		—	(e)	0.04	(0.04)	—	(f)	(0.04)
2015 - Institutional	10.00	0.03		0.01		0.04	(0.04)	—		(0.04)
2015 - Administration	10.00	0.01		—	(e)	0.01	(0.01)	—		(0.01)
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(e)	—	(e)	—	—	—		—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(e)	—	(e)	—	—	—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Rounds to less than $0.01 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.01	0.57%	$24,252	0.16	%(d)	1.46	%(d)	0.94	%(d)	15%
10.01	0.44	57	0.41	(d)	1.52		0.59	(d)	15

10.00	0.61	15,082	0.19		2.10		0.63		39
10.00	0.37	25	0.43		2.44		0.35		39
10.00	0.36	100,009	0.19		4.62		0.35		40
10.00	0.10	25	0.42		4.87		0.12		40
10.00	—	9,976	0.19	(d)	4.30	(d)	0.10	(d)	—
10.00	—	25	0.44	(d)	4.55	(d)	(0.15	)(d)	—

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, IR and R6	Diversified
Government Income	A, C, Institutional, Service, IR, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, IR and R6	Diversified
Inflation Protected Securities	A, C, Institutional, IR, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, IR and R6	Diversified
Short Duration Income	A, C, Institutional, IR, R and R6	Diversified
Short-Term Conservative Income*	Institutional and Administration**	Diversified

*	Formerly known as Goldman Sachs Limited Maturity Obligations Fund. Effective July 29, 2016, the Fund changed its name to the Goldman Sachs Short-Term Conservative Income Fund.
**	Effective October 31, 2016, Class A Shares and Preferred Shares commenced operations.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. With the exception of the Inflation Protected Securities Fund, income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually. As of May 1, 2016, income and capital distributions, if any, will be declared and paid quarterly with respect to the Inflation Protected Securities Fund.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at

105

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and that did not exhibit signs of credit deterioration were valued at amortized cost, which approximated fair value. Effective October 11, 2016, short-term debt obligations that mature in sixty days or less are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of

107

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to

108

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short-Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less were valued at amortized cost which approximated fair market value. Effective October 11, 2016, such securities are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2016:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$283,000,309	$—
Asset-Backed Securities	—	96,200,280	5,100,000
U.S. Treasury Obligations	119,622,835	—	—
Investment Company	601	—	—
Short-Term Investments	—	51,522,321	—
Total	$119,623,436	$430,722,910	$5,100,000

Derivative Type
Assets(a)
Futures Contracts	$75,480	$—	$—
Liabilities(a)
Futures Contracts	$(271,226)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$196,225,210	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	184,450,086	29,546,225	—
Asset-Backed Securities	—	29,388,268	—
Municipal Debt Obligation	—	2,530,000	—
Government Guarantee Obligations	—	8,079,797	—
Investment Company	12,017,515	—	—
Total	$196,467,601	$265,769,500	$—

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,275,391)	$—

Derivative Type
Assets(a)
Futures Contracts	$232,858	$—	$—
Interest Rate Swap Contracts	—	192,329	—
Total	$232,858	$192,329	$—

Liabilities(a)
Futures Contracts	$(16,812)	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$801,366	$—
Mortgage-Backed Obligations	—	170,372,149	—
Asset-Backed Securities	—	155,749,659	—
Government Guarantee Obligation	—	4,194,245	—
U.S. Treasury Obligations	48,582,746	—	—
Investment Company	14,886,775	—	—
Total	$63,469,521	$331,117,419	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(80,574)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$234,590,327	$—	$—
Investment Company	25	—	—
Total	$234,590,352	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$167,771	$—	$—
Interest Rate Swap Contracts	—	391,997	—
Total	$167,771	$391,997	$—

Liabilities(a)
Futures Contracts	$(76,573)	$—	$—
Interest Rate Swap Contracts	—	(121,242)	—
Total	$(76,573)	$(121,242)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$625,033,473	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	713,667,517	62,220,039	—
Government Guarantee Obligation	—	20,237,233	—
Investment Company	2,236	—	—
Total	$713,669,753	$707,490,745	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,071,641)	$—

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$1,588,079	$—	$—
Interest Rate Swap Contracts	—	639,607	—
Total	$1,588,079	$639,607	$—
Liabilities(a)
Futures Contracts	$(2,706,856)	$—	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$250,256,460	$—
Mortgage-Backed Obligations	—	62,795,333	802,755
U.S. Treasury Obligations and/or Other U.S. Government Agencies	55,239,400	7,078,098	—
Asset-Backed Securities	—	90,101,737	4,400,000
Foreign Debt Obligations	—	7,940,566	—
Municipal Debt Obligations	—	7,504,471	—
Investment Company	781	—	—
Short-term Investments	—	17,738,968	—
Total	$55,240,181	$443,415,633	$5,202,755
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,071,641)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$643,364	$—
Futures Contracts	308,770	—	—
Interest Rate Swap Contracts	—	1,077,014	—
Credit Default Swap Contracts	—	4,045	—
Total	$308,770	$1,724,423	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(759,263)	$—
Futures Contracts	(80,360)	—	—
Interest Rate Swap Contracts	—	(286,012)	—
Credit Default Swap Contracts	—	(18,127)	—
Total	$(80,360)	$(1,063,402)	$—

The following is a reconciliation of Level 3 investments for the period ended September 30, 2016:

	Mortgage- Backed Securities	Asset- Backed Securities
Beginning Balance as of April 1, 2016	$855,994	$—
Realized gain (loss)	1,820	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(32,531)	—
Purchases	—	4,400,000
Sales	(22,528)	—
Ending Balance as of September 30, 2016	$802,755	$4,400,000

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$7,726,064	$—
Municipal Debt Obligations	—	322,792	—
Investment Company	1,725,866	—	—
Short-term Investments	—	15,072,697	—
Total	$1,725,866	$23,121,553	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$75,480	(a)	Variation Margin on Certain Derivative Contracts	$(271,226)	(a)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$425,187	(a)	Variation margin on certain derivative contracts	$(16,812)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$—		Variation margin on certain derivative contracts	$(80,574)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$559,768	(a)	Payable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$(197,815)	(a)(b)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,227,686	(a)	Payable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$(2,706,856)	(a)

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4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$1,385,784	(a)	Payable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$(366,372)	(a)
Credit	Receivable for unrealized gain on swap contracts	4,045	(a)	Payable for unrealized gain on swap contracts	(18,127)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$643,364		Payable for unrealized loss on forward foreign currency exchange contracts	$(759,263)
Total		$2,033,193			$(1,143,762)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $69,957 for the Inflation Protected Securities Fund which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(462,820)	$376,824	1,774

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(465,810)	$366,046	284

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(191,688)	$46,495	364

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(4,019)	$416,814	514

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts /Net change in unrealized gain (loss) on investments, futures contracts	$(8,679,063)	$5,508,215	10,102

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(27,852)	$907,834	1,020
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(543,076)	(14,082)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	145,374	(306,668)	426
Total		$(425,554)	$587,084	1,447

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	^
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	^
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.26	^
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.49	0.43	^
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.15	^

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
^	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 29, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

The Funds invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2016, the management fee waived by GSAM for each fund was as follows:

Fund	Management Fee Waived
Enhanced Income	$12,916
Government Income	17,159
High Quality Floating Rate	9,841
Inflation Protected Securities	14
Short Duration Government	34,732
Short Duration Income	395
Short-Term Conservative Income	56

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2017, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Enhanced Income	$60	N/A
Government Income	1,178	$—
High Quality Floating Rate	237	N/A
Inflation Protected Securities	797	—
Short Duration Government	960	—
Short Duration Income	39	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Administration Plan — The Trust, on behalf of each Fund that offers Administration Shares, has adopted an Administration Plan. This plan allows for service organizations to provide certain account administration services to their customers who are

121

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

beneficial owners of such Shares. The Administration Plan provides for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Administration Shares.

F.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; 0.04% of the average daily net assets of Institutional, Administration and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional and Administration Shares of the Short-Term Conservative Income Fund. This arrangement will remain in effect through at least October 31, 2016, and prior to such date, the Investment Advisor may not terminate the arrangement without the approval of the Board of Trustees.

G.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004% respectively. These Other Expense limitations will remain in place through at least July 29, 2017 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended September 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fees	Transfer Agency Fees	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$12,916	N/A	—	$36,610	$49,526
Government Income	37,457	—	—	268,728	306,185
High Quality Floating Rate	186,784	—	—	183,789	370,573
Inflation Protected Securities	70,571	—	—	120,366	190,937
Short Duration Government	381,154	57,714	—	314,318	753,186
Short Duration Income	395	1,736	—	256,927	259,058
Short-Term Conservative Income	9,271	N/A	2,764	106,281	118,316

*	In addition to the management fee waivers above, GSAM has voluntarily agreed to waive $4,963 for the High Quality Floating Rate Fund.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Line of Credit Facility — As of September 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2016, the Funds did not have any borrowings under the facility.

I.  Other Transactions with Affiliates — For the six months ended September 30, 2016, Goldman Sachs earned approximately $13,791, $8,317, $6,501, $9,189, $79,234 and $14,169 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

As of September 30, 2016, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Institutional, Administration, Class R and Class R6 Shares of the following funds:

Fund	Institutional	Administration	Class R	Class R6
Enhanced Income	—%	—%	N/A	100%
High Quality Floating Rate	—	N/A	N/A	100
Inflation Protected Securities	—	N/A	—%	5
Short Duration Income	—	N/A	39	100
Short-Term Conservative Income	42	44	N/A	N/A

The table below shows the transactions in and earnings from investments in this affiliated Fund For the six months ended September 30, 2016:

Fund	Underlying Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Market Value 09/30/2016	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund	$13,611,674	$220,680,649	$(234,291,722)	$601	$22,489
Government Income	Goldman Sachs Financial Square Government Fund	41,191,012	130,526,344	(159,699,841)	12,017,515	30,147
High Quality Floating Rate	Goldman Sachs Financial Square Government Fund	845,857	100,127,877	(86,086,959)	14,886,775	17,916
Inflation Protected Securities	Goldman Sachs Financial Square Government Fund	—	684,663	(684,638)	25	25
Short Duration Government	Goldman Sachs Financial Square Government Fund	52,021,460	370,996,659	(423,015,883)	2,236	61,177
Short Duration Income	Goldman Sachs Financial Square Government Fund	—	39,138,145	(39,137,364)	781	781
Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund	—	4,112,402	(2,386,536)	1,725,866	131

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended, September 30, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$203,286,088	$92,677,226	$157,149,942	$73,760,538
Government Income	945,146,096	10,799,303	914,021,765	9,089,302
High Quality Floating Rate	73,040,087	55,140,600	65,796,185	56,241,655
Inflation Protected Securities	198,773,402	—	147,323,501	—
Short Duration Government	1,162,236,916	—	1,153,833,953	—
Short Duration Income	324,736,411	110,192,147	295,341,194	45,507,571
Short-Term Conservative Income	—	1,335,471	—	4,077,681

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2016, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Capital loss carryforwards(1)
Expiring 2018	$(1,658,767)	$—	$(21,924,176)	$—	$—	$—	$—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-term	(3,798,658)	(924,135)	(3,925,014)	(201,582)	(14,802,081)	(693,489)	—
Perpetual Long-term	(2,796,494)	(4,015,771)	(2,014,576)	(12,500,112)	(3,649,630)	—	—
Total capital loss carryforwards	$(17,310,313)	$(4,939,906)	$(30,279,492)	$(12,701,694)	$(18,451,711)	$(693,489)	$—
Timing differences (Dividend Payable, Qualified Late Year and Straddle Loss Deferrals)	$(1,473,152)	$(5,473,568)	$(1,226,376)	$(5,643,817)	$(11,140,958)	$(3,299,091)	$—

(1) With	the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

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7. TAX INFORMATION (continued)

As of September 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$553,614,901	$448,234,051	$395,263,768	$229,140,807	$1,398,470,881	$500,888,065	$24,832,015
Gross unrealized gain	2,339,731	16,311,002	1,826,225	6,768,053	27,325,331	4,825,657	16,704
Gross unrealized loss	(508,286)	(2,307,952)	(2,503,053)	(1,318,508)	(4,635,714)	(1,855,153)	(1,300)
Net unrealized security gain	$1,831,445	$14,003,050	$(676,828)	$5,449,545	$22,689,617	$2,970,504	$15,404

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of underlying funds, inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	817,498	$7,701,924	1,428,858	$13,417,198
Reinvestment of distributions	13,827	130,290	12,866	120,931
Shares redeemed	(801,643)	(7,551,111)	(1,453,812)	(13,655,585)
	29,682	281,103	(12,088)	(117,456)
Institutional Shares
Shares sold	18,695,396	175,924,737	16,823,744	157,931,792
Reinvestment of distributions	293,355	2,761,372	333,421	3,130,494
Shares redeemed	(7,876,681)	(74,145,138)	(20,744,761)	(194,695,614)
	11,112,070	104,540,971	(3,587,596)	(33,633,328)
Class IR Shares
Shares sold	68,080	640,400	55,920	523,747
Reinvestment of distributions	457	4,298	295	2,766
Shares redeemed	(3,465)	(32,601)	(36,226)	(339,641)
	65,072	612,097	19,989	186,872
Administration Shares
Shares sold	615	5,812	1,230	11,577
Reinvestment of distributions	73	690	83	785
Shares redeemed	(15)	(144)	(4,378)	(41,223)
	673	6,358	(3,065)	(28,861)
Class R6 Shares(a)
Shares sold	—	—	1,065	10,000
Reinvestment of distributions	6	59	5	46
	6	59	1,070	10,046
NET INCREASE (DECREASE)	11,207,503	$105,440,588	(3,581,690)	$(33,582,727)

(a)	Commenced operations on July 31, 2015.

127

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,274,737	$19,232,718	2,757,056	$41,029,897
Reinvestment of distributions	79,502	1,200,574	151,531	2,255,327
Shares redeemed	(1,520,034)	(22,927,110)	(4,415,679)	(65,630,582)
	(165,795)	(2,493,818)	(1,507,092)	(22,345,358)
Class C Shares
Shares sold	81,588	1,228,525	234,557	3,495,152
Reinvestment of distributions	2,853	43,072	4,969	73,963
Shares redeemed	(154,610)	(2,333,804)	(318,355)	(4,739,254)
	(70,169)	(1,062,207)	(78,829)	(1,170,139)
Institutional Shares
Shares sold	1,348,730	20,316,523	2,711,748	40,309,477
Reinvestment of distributions	75,091	1,132,255	137,339	2,041,193
Shares redeemed	(1,294,801)	(19,502,408)	(5,466,655)	(81,149,434)
	129,020	1,946,370	(2,617,568)	(38,798,764)
Service Shares
Shares sold	716,550	10,788,264	1,172,338	17,411,763
Reinvestment of distributions	25,587	385,379	43,315	642,952
Shares redeemed	(467,473)	(7,040,002)	(967,368)	(14,345,997)
	274,664	4,133,641	248,285	3,708,718
Class IR Shares
Shares sold	68,831	1,035,393	111,845	1,657,033
Reinvestment of distributions	3,383	51,063	5,013	74,577
Shares redeemed	(44,057)	(665,596)	(63,749)	(945,972)
	28,157	420,860	53,109	785,638
Class R Shares
Shares sold	216,547	3,266,557	425,658	6,328,632
Reinvestment of distributions	10,248	154,581	18,668	277,493
Shares redeemed	(255,889)	(3,860,762)	(545,240)	(8,104,139)
	(29,094)	(439,624)	(100,914)	(1,498,014)
Class R6 Shares(a)
Shares sold	172,338	2,598,763	6,843	101,730
Reinvestment of distributions	626	9,461	56	830
Shares redeemed	(9,174)	(138,244)	(681)	(10,218)
	163,790	2,469,980	6,218	92,342
NET INCREASE (DECREASE)	330,573	$4,975,202	(3,996,791)	$(59,225,577)

(a) Commenced	operations on July 31, 2015.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	111,656	$965,580	268,896	$2,332,096
Reinvestment of distributions	4,425	38,285	3,668	31,827
Shares redeemed	(207,218)	(1,792,313)	(1,163,753)	(10,096,622)
	(91,137)	(788,448)	(891,189)	(7,732,699)
Institutional Shares
Shares sold	7,768,044	67,151,732	25,116,988	218,159,211
Reinvestment of distributions	211,578	1,829,570	266,728	2,312,685
Shares redeemed	(5,847,585)	(50,546,419)	(41,316,997)	(358,569,999)
	2,132,037	18,434,883	(15,933,281)	(138,098,103)
Service Shares
Shares sold	1,812	15,746	58,198	506,586
Reinvestment of distributions	129	1,120	33	289
Shares redeemed	(10,501)	(91,135)	(11,181)	(97,538)
	(8,560)	(74,269)	47,050	409,337
Class IR Shares
Shares sold	5,940	51,230	17,634	152,712
Reinvestment of distributions	298	2,567	439	3,800
Shares redeemed	(29,455)	(254,190)	(55,488)	(481,146)
	(23,217)	(200,393)	(37,415)	(324,634)
Class R6 Shares(a)
Shares sold	—	—	1,152	10,005
Reinvestment of distributions	6	52	4	36
Shares redeemed	—	—	(1)	(5)
	6	52	1,155	10,036
NET INCREASE (DECREASE)	2,009,129	$17,371,825	(16,813,680)	$(145,736,063)

(a)	Commenced operations on July 31, 2015.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,941,888	$31,035,778	1,919,139	$19,436,281
Reinvestment of distributions	24,972	264,970	15,030	152,912
Shares redeemed	(728,908)	(7,670,681)	(1,898,542)	(19,261,741)
	2,237,952	23,630,067	35,627	327,452
Class C Shares
Shares sold	101,560	1,054,298	64,133	647,593
Reinvestment of distributions	3,409	35,740	1,782	17,940
Shares redeemed	(77,701)	(805,743)	(234,814)	(2,366,611)
	27,268	284,295	(168,899)	(1,701,078)
Institutional Shares
Shares sold	4,413,366	46,956,884	6,625,274	68,085,667
Reinvestment of distributions	99,960	1,071,699	47,129	483,173
Shares redeemed	(2,077,742)	(22,164,479)	(2,268,186)	(23,379,812)
	2,435,584	25,864,104	4,404,217	45,189,028
Class IR Shares
Shares sold	421,416	4,466,703	101,055	1,029,384
Reinvestment of distributions	5,600	59,801	1,673	17,086
Shares redeemed	(36,555)	(387,583)	(87,896)	(900,041)
	390,461	4,138,921	14,832	146,429
Class R Shares
Shares sold	336,699	3,530,030	574,807	5,819,903
Reinvestment of distributions	7,210	76,303	3,263	33,099
Shares redeemed	(148,915)	(1,562,931)	(287,875)	(2,925,732)
	194,994	2,043,402	290,195	2,927,270
Class R6 Shares(a)
Shares sold	20,769	222,777	966	10,005
Reinvestment of distributions	151	1,618	5	49
Shares redeemed	(2,066)	(22,021)	(1)	(5)
	18,854	202,374	970	10,049
NET INCREASE	5,305,113	$56,163,163	4,576,942	$46,899,150
FST Capital Shares		—	—	0

(a)	Commenced operations on July 31, 2015.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,412,929	$24,288,829	5,721,906	$57,714,502
Reinvestment of distributions	126,422	1,272,915	112,654	1,138,005
Shares redeemed	(3,901,529)	(39,278,600)	(10,425,574)	(105,160,973)
	(1,362,178)	(13,716,856)	(4,591,014)	(46,308,466)
Class C Shares
Shares sold	244,276	2,443,066	1,063,310	10,638,380
Reinvestment of distributions	16,790	167,944	7,203	72,327
Shares redeemed	(478,172)	(4,782,093)	(1,338,564)	(13,413,955)
	(217,106)	(2,171,083)	(268,051)	(2,703,248)
Institutional Shares
Shares sold	14,414,692	144,681,254	59,321,436	597,247,475
Reinvestment of distributions	1,043,617	10,476,378	1,043,806	10,509,661
Shares redeemed	(18,078,455)	(181,586,068)	(51,599,651)	(518,548,097)
	(2,620,146)	(26,428,436)	8,765,591	89,209,039
Service Shares
Shares sold	83,096	$832,804	473,382	$4,761,548
Reinvestment of distributions	18,662	187,039	12,922	129,961
Shares redeemed	(385,490)	(3,862,999)	(716,831)	(7,202,010)
	(283,732)	(2,843,156)	(230,527)	(2,310,501)
Class IR Shares
Shares sold	422,525	4,252,667	1,372,296	13,828,039
Reinvestment of distributions	15,997	161,185	12,996	131,322
Shares redeemed	(678,913)	(6,837,554)	(951,432)	(9,606,561)
	(240,391)	(2,423,702)	433,860	4,352,800
Class R6 Shares(a)
Shares sold	1,053,339	10,575,265	7,713,263	77,288,338
Reinvestment of distributions	76,865	771,456	23,990	241,012
Shares redeemed	(825,837)	(8,286,946)	(387,742)	(3,888,118)
	304,367	3,059,775	7,349,511	73,641,232
NET INCREASE (DECREASE)	(4,419,186)	$(44,523,458)	11,459,370	$115,880,856

(a)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	536,791	$5,389,370	693,433	$6,929,912
Reinvestment of distributions	5,713	57,193	11,710	116,822
Shares redeemed	(278,220)	(2,784,796)	(397,093)	(3,944,976)
	264,284	2,661,767	308,050	3,101,758
Class C Shares
Shares sold	37,583	376,681	203,649	2,023,283
Reinvestment of distributions	672	6,731	1,455	14,507
Shares redeemed	(15,541)	(155,564)	(201,695)	(2,006,266)
	22,714	227,848	3,409	31,524
Institutional Shares
Shares sold	14,669,524	147,087,500	26,143,317	261,819,925
Reinvestment of distributions	464,075	4,655,885	775,096	7,752,382
Shares redeemed	(5,844,651)	(58,591,183)	(16,457,764)	(164,996,929)
	9,288,948	93,152,202	10,460,649	104,575,378
Class IR Shares
Shares sold	37,737	379,497	28,126	282,715
Reinvestment of distributions	433	4,333	805	8,047
Shares redeemed	(3,221)	(32,370)	(21,185)	(212,178)
	34,949	351,460	7,746	78,584
Class R Shares
Shares sold	222	2,228	1,437	14,304
Reinvestment of distributions	21	206	24	241
	243	2,434	1,461	14,545
Class R6 Shares(a)
Shares sold	—	—	994	10,005
Reinvestment of distributions	11	108	16	161
Shares redeemed	—	—	(1)	(5)
	11	108	1,009	10,161
NET INCREASE	9,611,149	$96,395,819	10,782,324	$107,811,950

(a)	Commenced operations on July 31, 2015.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short-Term Conservative Income Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	917,857	$9,187,238	500,502	$5,000,015
Reinvestment of distributions	7,931	79,338	7,270	72,671
Shares redeemed	(11,245)	(112,478)	(2)	(15)
	914,543	9,154,098	507,770	5,072,671
Administration Shares
Shares sold	603,057	6,030,038	1	5
Reinvestment of distributions	443	4,433	9	91
Shares redeemed	(600,326)	(6,003,259)	(1)	(5)
	3,174	31,212	9	91
NET INCREASE	917,717	$9,185,310	507,779	$5,072,762

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Fund Expenses — Six Month Period Ended September 30, 2016  (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016, which represents a period of 183 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*
Class A
Actual	$1,000.00	$1,006.30		$3.47	$1,000.00	$1,014.90		$4.60	$1,000.00	$1,008.50		$3.02	$1,000.00	$1,027.10		$3.46
Hypothetical 5% return	1,000.00	1,021.61	+	3.50	1,000.00	1,020.51	+	4.61	1,000.00	1,022.06	+	3.04	1,000.00	1,021.66	+	3.45
Class C
Actual	N/A	N/A		N/A	1,000.00	1,011.10		8.37	N/A	N/A		N/A	1,000.00	1,022.60		7.25
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.75	+	8.39	N/A	N/A	+	N/A	1,000.00	1,017.90	+	7.23
Institutional
Actual	1,000.00	1,008.00		1.76	1,000.00	1,016.60		2.88	1,000.00	1,009.70		1.81	1,000.00	1,029.10		1.73
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,022.21	+	2.89	1,000.00	1,023.26	+	1.83	1,000.00	1,023.36	+	1.72
Administration
Actual	1,000.00	1,006.70		3.02	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.06	+	3.04	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	1,014.10		5.40	1,000.00	1,007.20		4.33	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.70	+	5.42	1,000.00	1,020.76	+	4.36	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,007.50		2.21	1,000.00	1,016.20		3.34	1,000.00	1,009.30		2.27	1,000.00	1,029.00		2.19
Hypothetical 5% return	1,000.00	1,022.86	+	2.23	1,000.00	1,021.76	+	3.35	1,000.00	1,022.81	+	2.28	1,000.00	1,022.91	+	2.18
Class R
Actual	N/A	N/A		N/A	1,000.00	1,014.40		5.86	N/A	N/A		N/A	1,000.00	1,025.90		4.72
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.25	+	5.87	N/A	N/A		N/A	1,000.00	1,020.41		4.71
Class R6
Actual	1,000.00	1,008.00		1.74	1,000.00	1,016.80		2.78	1,000.00	1,009.80		1.66	1,000.00	1,028.30		1.63
Hypothethical 5% return	1,000.00	1,023.33	+	1.76	1,000.00	1,022.31	+	2.79	1,000.00	1,023.41	+	1.67	1,000.00	1,023.46	+	1.62

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Fund Expenses — Six Month Period Ended September 30, 2016  (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*
Class A
Actual	$1,000.00	$1,004.60		$4.12	$1,000.00	$1,018.10		$4.05	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.96	+	4.15	1,000.00	1,021.06	+	4.05	N/A	N/A		N/A
Class C
Actual	1,000.00	1,002.60		6.12	1,000.00	1,016.10		6.01	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,019.10	+	6.02	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,006.30		2.41	1,000.00	1,019.80		2.28	$1,000.00	$1,005.70		$0.80
Hypothetical 5% return	1,000.00	1,022.66	+	2.43	1,000.00	1,022.81	+	2.28	1,000.00	1,024.27	+	0.81
Administration
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,004.40		2.06
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,023.01	+	2.08
Service
Actual	1,000.00	1,003.80		4.92	N/A	N/A		—	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.15	+	4.96	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,006.90		2.87	1,000.00	1,019.30		2.78	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.21	+	2.89	1,000.00	1,022.31	+	2.79	N/A	N/A	+	N/A
Class R
Actual	N/A	N/A		N/A	1,000.00	1,016.80		5.21	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.90	+	5.22	N/A	N/A		N/A
Class R6
Actual	1,000.00	1,006.40		2.31	1,000.00	1,020.70		2.48	N/A	N/A		N/A
Hypothethical 5% return	1,000.00	1,022.76	+	2.33	1,000.00	1,022.61	+	2.48	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Service	Class IR	Class R	Class R6
Enhanced Income	0.69%	N/A	0.35%	0.60%	N/A	0.44%	N/A	0.35%
Government Income	0.91	1.66%	0.57	N/A	1.07%	0.66	1.16%	0.55
High Quality Floating Rate	0.60	N/A	0.36	N/A	0.86	0.45	N/A	0.33
Inflation Protected Securities	0.68	1.43	0.34	N/A	N/A	0.43	0.93	0.32
Short Duration Government	0.82	1.22	0.48	N/A	0.98	0.57	N/A	0.46
Short Duration Income	0.80	1.19	0.45	N/A	N/A	0.55	1.03	0.49
Short-Term Conservative Income	N/A	N/A	0.16	0.41	N/A	N/A	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

135

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Enhanced Income, High Quality Floating Rate, Short Duration Government, and Short Duration Income Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except with respect to the Short-Term Conservative Income Fund) ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2016. The information on each

137

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income, High Quality Floating Rate, Short Duration Government, and Short Duration Income Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Enhanced Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. The Trustees noted that the Government Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They observed that the High Quality Floating Rate Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2016. They noted that the Inflation Protected Securities Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees noted that the Short Duration Government Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and ten-year periods and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2016. They observed that the Short Duration Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2016. The Trustees observed that the Short-Term Conservative Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2016. They also considered that the Enhanced Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund, Short Duration Income Fund, and Short-Term Conservative Income Fund had experienced certain portfolio management changes in the first quarter of 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (with the exception of the Short-Term Conservative Income Fund, which does not have breakpoints) to those of relevant a peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees (with the exception of the Short-Term Conservative Income Fund, which does not have distribution fees), other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs had waived fees and reimbursed expenses for the Short-Term Conservative Income Fund in order to maintain positive yields. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds (other than the Short-Term Conservative Income Fund) at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.54%	0.40%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.36	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.34	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.33	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.32	0.26	0.41	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Enhanced Income and Short Duration Income Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman, Sachs & Co.’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Government and Short Duration Income Funds’ Class C Shares and a portion of the transfer agency fees paid by the Short-Term Conservative Income Fund. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

With respect to the Short-Term Conservative Income Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain a positive Fund yield.

139

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2017.

140

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
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Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
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■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
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■	Target Date 2020 Portfolio
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■	Target Date 2030 Portfolio
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■	Target Date 2040 Portfolio
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■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs is the distributor of the Goldman Sachs Funds.

© 2016 Goldman Sachs. All rights reserved. 71172-TMPL-11/2016 SDFISAR-16/20k

Goldman Sachs Funds

Semi-Annual Report	September 30, 2016

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	DYNAMIC EMERGING MARKETS DEBT

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	43

Financial Statements	120

Financial Highlights	128

Notes to the Financial Statements	142

Other Information	182

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive,

risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Shifting expectations about global economic conditions and central bank monetary policy influenced the performance of the global fixed income markets during the six months ended September 30, 2016 (the “Reporting Period”).

During the second quarter of 2016 when the Reporting Period began, spread (or non-government bond) sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Federal Reserve’s (the “Fed”) April 2016 policy meeting, released in mid-May 2016, suggested to many observers that policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down market expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K. referendum on membership in the European Union, popularly known as Brexit, renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. (Hawkish tends to imply higher interest rates; opposite of dovish.) The July 2016 U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 gross domestic product (“GDP”) report that showed growth of 1.2%. The European Central Bank (“ECB”) kept interest rates unchanged during July 2016. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut and increased government bond purchases. In August 2016, the Bank of England (“BoE”) unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. (Yield curve indicates a spectrum of maturities.). During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

2

MARKET REVIEW

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries by a double-digit margin, followed at some distance by sovereign emerging markets debt and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, mortgage-backed securities and asset-backed securities also outperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on maturities of less than four years rose and yields on maturities of four years and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 17 basis points to end the Reporting Period at 1.59%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we expected the economic growth outlook for the U.S., Japan and China to improve. In the U.S., a strong labor market appeared to be supporting consumption, and a slower pace of monetary policy normalization should, in our view, prevent a sharp tightening of financial conditions. We also believed that positive developments in the manufacturing sector, arising from a decline in inventories as well as a boost in consumer spending due to a strengthening labor market, may further support U.S. economic growth for the rest of 2016. Despite “prudence in the removal of policy accommodation,” as described by Fed Governor Lael Brainard before the September 2016 policy meeting, we expect the Fed to raise short term rates later in 2016.

In Europe, we expect the ECB to extend its quantitative easing program beyond March 2017, when it is currently scheduled to end, to address a weak economic growth and inflation outlook. We believe Eurozone inflation will likely continue to be disappointing and that economic growth may slow in 2017. While the U.K. appears to have avoided the worst immediate near-term Brexit scenario, we expect additional easing from the BoE in the coming months. Political uncertainty arising from negotiations on issues such as immigration and access to the European Union’s single market are likely, in our view, to provide challenges for the U.K.’s economic outlook, and thus we anticipate weak economic growth in the U.K. during 2017.

In Japan, we believe the continuation and expansion of the BoJ’s accommodative monetary policy means economic growth could potentially surprise to the upside, though we believe Abenomics is running out of ammunition (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.). In China, the government’s rapid fiscal policy response to the economic slowdown earlier in 2016 suggests to us that the country’s positive growth impulses are likely to continue in the near term.

In the months ahead, political uncertainty has the potential to increase market volatility. These uncertainties include the November 2016 U.S. elections, the December 2016 Italian referendum on constitutional reform and 2017 elections in Germany and France.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 6.62%, 6.21%, 6.91%, 6.88% and 6.60%, respectively. These returns compare to the 6.84% cumulative total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of 5.46%, 9.26% and 6.96%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, returned 9.26%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately 73 basis points to close the Reporting Period 336 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the J.P. Morgan EMBISM Global Diversified Index (in U.S. dollar terms1) were Venezuela (+58.45%), Zambia (+23.65%) and Iraq (+21.68%). The weakest performing emerging external debt markets were Turkey (-1.92%), Slovakia (-2.60%) and India (-2.92%).

Local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of 5.46%, with approximately 3.28% due to changes in local interest rates and approximately 2.17% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the J.P. Morgan GBI-EMSM Global Diversified Index (in U.S. dollar terms) during the Reporting Period were Brazil (+23.20%), South Africa (+15.91%) and Russia (+14.32%). The weakest performing countries were Mexico (-9.37%), Malaysia (-2.78%) and Poland (-2.32%).

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, returned 6.96%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) tightened by approximately 78 basis points to close the Reporting Period 343 basis points wider than U.S. Treasury securities. In terms of issuance, the emerging markets corporate bond sector saw approximately $241.5 billion of gross new issuance between the beginning of 2016 and September 30, 2016, 21% higher than during the same period in 2015 and surpassing the 2015 calendar year supply of $239.8 billion.[2] Meanwhile, J.P. Morgan revised its global emerging markets corporate default rate forecast from 3.5% in March 2016 to 5.5% in September 2016.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

[2]	Source: J.P. Morgan.

4

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our selection of emerging markets currencies and the Fund’s positions in local interest rates detracted from relative performance.

Conversely, positions in emerging markets external debt contributed positively to Fund returns. In addition, our issue selection among emerging markets corporate bonds added to performance.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s long position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) detracted from relative results. The Mexican peso depreciated against the U.S. dollar amid the U.S. election race. Given that weakness, we believe the currency looks attractive in terms of its valuation. Also, we believe Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve. The Fund was also hurt during the Reporting Period by a long position in the Polish zloty (accomplished through the use of forward foreign currency exchange contracts). The long position was maintained because of the European Central Bank’s (“ECB”) quantitative easing measures, which we expect to spur growth in the Eurozone. Within local emerging markets debt, the Fund was underweight Malaysian local interest rates because we considered them expensively valued. This positioning detracted from performance during the Reporting Period.

On the positive side, the Fund’s long position in the Brazilian real (accomplished through the use of forward foreign currency exchange contracts) and its overweight position in Brazilian local interest rates (accomplished through Brazilian index-linked bonds) added to relative performance. Brazilian assets rallied over the course of the Reporting Period because the markets viewed the impeachment of President Dilma Rousseff as positive for Brazil’s economy and its fiscal balance. In addition, the markets appeared optimistic about the fiscal and growth reforms being implemented by the country’s new President Michel Temer. In addition, the Fund benefited from an overweight position in Venezuelan external bonds. We maintained the overweight based on valuations, as we believed Venezuelan external bonds should have a relatively high recovery value in the event of a default, and we considered their potential return prospects attractive.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used credit default swaps to gain exposure to Chinese external debt, which detracted from performance. The Fund’s use of forward foreign currency exchange contracts to take a long position in the Mexican peso also had a negative impact on the Fund’s performance during the Reporting Period.

A positive contributor was the Fund’s exposure to Brazil for which we used interest rate swaps as well as sovereign local bonds. Additionally, the Fund’s positioning in the Brazilian real, implemented via forward foreign currency exchange contracts, added to the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s already overweight position relative to the Index in Mexican local interest rates (accomplished partly through the use of derivatives) as the country’s central bank reduced its 2017

5

PORTFOLIO RESULTS

growth projections for its Gross Domestic Product (“GDP”) from between 2.5% and 3.5% to between 2.3% and 3.3%. Mexico’s output gap is likely, in our view, to remain in negative territory until year-end 2017, and its inflation rate is expected to remain stable as the central bank does not anticipate an increase in aggregate demand. We also increased the Fund’s already overweight position in Polish local interest rates because we expect its central bank to adopt a dovish stance if economic growth or inflation dynamics disappoint. (Dovish tends to imply lower interest rates.) Poland’s central bank continues to revise its inflation forecast downward. In addition, we increased the Fund’s overweight in South African local interest rates during the Reporting Period, as we believe its central bank’s policy rate has almost reached a neutral rate of interest. (Neutral rate of interest is the rate at which real GDP is growing at its trend rate and inflation is stable.) Also, South African local interest rates look inexpensive, in our view, based on risk adjusted metrics. During the Reporting Period, we eliminated the Fund’s overweight in Colombian external debt and shifted to an underweight position based on valuations. We initiated an underweight position in Czech Republic local interest rates as the country’s economy is growing at a rapid pace and inflation is expected by its central bank to go higher. We also increased the Fund’s underweight in China (implemented via a credit default swap) for a number of reasons, including the country’s economic growth continuing to slow; challenging fiscal/debt dynamics; the erosion in foreign exchange reserves we have seen during the Reporting Period; and increasing leverage in the corporate sector.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Within external debt at the end of the Reporting Period, the Fund’s key overweight positions relative to the Index were in the Dominican Republic and Indonesia, while its largest underweight was in China. We have a positive outlook on the Dominican Republic given its low debt/GDP ratio and improved current account dynamics on the back of lower oil prices. The Fund remained underweight China (implemented via a credit default swap) as a hedge against China’s economic growth slowdown. Within local emerging markets debt, a top overweight was in Mexican local interest rates and a large underweight was maintained in Malaysian local interest rates. Within corporate emerging markets debt, we continued to favor defensive non-cyclical names, such as bottlers and high yield telecommunications issues that, in our view, often have spreads comparable with riskier cyclical names. Among currencies, the Fund’s largest long position at the end of the Reporting Period was in the Mexican peso, while one of its top short positions was in the Singapore dollar.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that in the aftermath of the U.K.’s vote to exit the European Union, popularly known as Brexit, the emerging markets are not likely in the near term to find themselves in the eye of the storm, as they had been after the 2013 “taper tantrum” when U.S. Treasury yields surged in response to the Federal Reserve (the “Fed”) tapering its quantitative easing program or during the commodity sell-off of 2014-2015.

In terms of global monetary policy, we think the possibility of broad-scale normalization by the ECB and the Bank of Japan is remote due to the continued economic slowdowns in the Eurozone and Japan. Meanwhile, remarks from Fed chair Janet Yellen at the Jackson Hole conference indicated that U.S. policymakers see an improving U.S. economic backdrop, suggesting higher odds for an interest rate hike in 2016. However, we do not expect the Fed to move towards an aggressive rate hiking cycle. We believe a moderate terminal rate (the rate at which the Fed ends a tightening cycle), combined with a gradual trajectory for rate hikes, should help limit potential downside within emerging markets debt. In our view, Fed rate increases driven by improving growth data are likely to be less concerning for the emerging markets than a scenario wherein Fed action is driven by inflationary pressures.

In this environment, we think the case for emerging markets debt is nuanced, driven by China’s economic slowdown, stabilization of commodity prices at somewhat lower levels, politics and geopolitics. Although clouds continue to hang over the emerging markets, we see little in the way of a crisis on the horizon. We anticipate that 2016 will be the year when the slowdown in emerging markets growth and the fluctuations in emerging markets foreign exchange rates reach bottom. In our view, there will not be a rapid rebound or V-shaped recovery. Rather, we believe the emerging markets are turning the corner after three consecutive years of declining valuations and downward economic growth projections. We admit structural factors to justify our optimism, outside of demographics, remain scarce, but we anticipate a pick-up nonetheless. In our view, potential downside risks include policy mistakes, populism and depletion of financial reserves.

6

PORTFOLIO RESULTS

Given these views, we think local emerging markets debt remains an attractive investment through the end of 2016, though we continue to monitor currency volatility. Oil prices are likely to move into better balance later in 2016, we believe. A longer time horizon is key, in our view, as further idiosyncratic developments and volatility cannot be ruled out. We continue to take a discerning approach, focusing on identifying countries that remain mispriced, as we think valuations have adjusted in many cases and could adequately compensate for the challenges.

In terms of external emerging markets debt, we had a positive outlook at the end of the Reporting Period. First, we believe economic growth in the emerging markets should begin to recover and also that the difference between emerging markets growth and developed markets growth is now increasing after decreasing in recent years. Second, we consider high quality external emerging markets debt to be a solid bastion of yield in the current low interest rate environment. In our opinion, external emerging markets debt will remain attractive through 2016 and into 2017 as commodity prices find a better balance and given that the macro environment remains supportive for higher yielding investments. That said, we plan to stay watchful about the impact of political developments, potential risks related to any normalizing of central bank monetary policy, and idiosyncratic risks. Going forward, we believe identifying winners and losers remains paramount. In particular, we think it is important to find those investments that offer an attractive risk-adjusted yield. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices after the decline through the end of 2014) and idiosyncratic opportunities where valuations offer a strong potential risk-reward, in our view.

Within corporate emerging markets bonds, the Fund was defensively positioned at the end of the Reporting Period with selective overweight positions in names that have, in our view, potential upside based on their valuations. Overall, we continued to favor defensive non-cyclical names, such as bottlers and high yield telecommunications issues that generally offer comparable spreads to riskier cyclical names. Additionally, the Fund’s overweights were focused on select names with solid balance sheets as we closely monitor challenging operating conditions, including the impact of the commodity price decline and currency fluctuations.

7

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Fund Composite Diversified Index[2]	J.P. Morgan EMBISM Global Diversified Index[3]	J.P. Morgan GBI-EMSM Global Diversified Index[4]	J.P. Morgan CEMBISM Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	6.62%	6.84%	9.26%	5.46%	6.96%	3.95%	2.98%
Class C	6.21	6.84	9.26	5.46	6.96	3.32	2.31
Institutional	6.91	6.84	9.26	5.46	6.96	4.49	3.48
Class IR	6.88	6.84	9.26	5.46	6.96	4.35	3.34
Class R	6.60	6.84	9.26	5.46	6.96	3.77	2.76

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Fund Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan GBI-EMSM Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

8

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	9.26%	-1.68%	5/31/13
Class C	12.48	-0.99	5/31/13
Institutional	14.89	0.12	5/31/13
Class IR	14.82	-0.05	5/31/13
Class R	14.22	-0.47	5/31/13

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	2.98%
Class C	1.99	3.79
Institutional	0.89	2.45
Class IR	0.98	2.63
Class R	1.48	3.18

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
Mexico	9.7%	11.5%
Poland	9.5	8.0
Indonesia	7.6	7.0
South Africa	6.3	4.6
Brazil	6.1	8.1
Thailand	4.4	3.1
Colombia	4.3	7.3
Russia	4.2	4.5
United States	4.0	5.5
Turkey	3.5	3.4
Other	33.7	30.8

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 6.6% as of 3/31/16. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of 9.56%, 9.15%, 9.74%, 9.69% and 9.75%, respectively. These returns compare to the 9.26% cumulative total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, external emerging markets debt, as represented by the Index, returned 9.26%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately 73 basis points to close the Reporting Period 336 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Venezuela (+58.45%), Zambia (+23.65%) and Iraq (+21.68%). The weakest performing emerging external debt markets were Turkey (-1.92%), Slovakia (-2.60%) and India (-2.92%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from country and issue selection of external emerging markets bonds. Issue selection and sector positioning within emerging markets corporate bonds also added to relative returns.

Conversely, the Fund was hampered by our active currency management (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Our U.S. duration strategy also detracted from relative returns. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its overweight position relative to the Index in Venezuelan external debt. Although we remained concerned about the country’s deteriorating fundamentals, we believe valuations imply a material probability of restructuring and that there is the possibility of significant recovery in the event of a default. We found greater value in the quasi-sovereign Petróleos de Venezuela (PDVSA) bonds than the country’s sovereign bonds. In addition, an underweight in Turkish external debt added to relative returns, as we stayed watchful about political developments in the aftermath of the coup, the country’s reliance on global liquidity and the pass-through effects of currency fluctuations. Also, during the Reporting Period, the Fund was helped by its long position in the Brazilian real (accomplished through the use of forward foreign currency exchange contracts).

Conversely, the Fund’s long position in the Mexican peso (implemented through forward foreign currency exchange contracts) was a significant detractor from relative returns. The Mexican peso depreciated against the U.S. dollar amid the U.S. election race. Given that weakness, we believe the currency remains attractive in terms of its valuation. Also, we believe Mexico remains closely tied to the U.S. economy and may therefore benefit from increased capital flows and investment should U.S. economic growth continue to improve. The Fund was also hurt during the Reporting Period by its underweight positions in Ukrainian and Chinese external debt.

11

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration strategy detracted from relative returns. For most of the Reporting Period, the Fund held a short duration position on the U.S. Treasury yield curve, as we expected the U.S. economy to pick up and for the Federal Reserve (the “Fed”) to raise short-term interest rates gradually. However, the Fed remained on hold during the Reporting Period. The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used credit default swaps to gain exposure to Chinese external debt, which slightly detracted from performance. In addition, the Fund’s use of forward foreign currency exchange contracts to take a long position in the Mexican peso had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s already overweight position relative to the Index in Mexican local interest rates as the country’s central bank reduced its 2017 growth projections for the Gross Domestic Product (“GDP”) from between 2.5% and 3.5% to between 2.3% and 3.3%. Mexico’s output gap is likely, in our view, to remain in negative territory until year-end 2017, and inflation is expected to remain stable as its central bank does not anticipate an increase in aggregate demand. At the beginning of the Reporting Period, the Fund held an underweight in Russian external debt based on valuations, which we shifted to a neutral position as Russian assets underperformed the Index. We moved the Fund to an overweight position relative to the Index in Russian external debt given that Russia’s balance of payments appears to have adjusted to lower oil prices and persistent capital outflows. Also, during the Reporting Period, we significantly increased the Fund’s overweight in Indonesian external debt on the back of what we considered to be that country’s strong fiscal position and pace of reforms. Additionally, we initiated an overweight position in Bulgarian external debt, as we believe the country has low government debt levels and a strong fiscal balance. During the Reporting Period, we increased the Fund’s underweight in Chinese external debt (implemented via a credit default swap) relative to the Index. This positioning is a hedge against broader concerns we have about China’s shadow banking system, non-performing loans, economic growth slowdown and potential policy mistakes. Our rationale also includes the country’s challenging fiscal and debt dynamics, erosion of foreign exchange reserves and increasing leverage in the corporate sector. Additionally, we reduced the Fund’s overweight relative to the Index in Colombian external debt during the Reporting Period but maintained an overweight position because of that country’s strong policy framework.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight oil importers, and we had selectively added to its holdings of oil exporter names. Overall, we were bullish on the Central American/Caribbean region, including the Dominican Republic, Costa Rica and Guatemala, which import oil and rely on American tourism. Additionally, at the end of the Reporting Period, the Fund held an overweight position in Russian external debt, as we believe Russia is appropriately handling the downturn in oil prices. The Fund also had an overweight position in Venezuelan external debt at the end of the Reporting Period. In our view, valuations imply a material probability of restructuring, and we believe there is the possibility of significant recovery in the event of a default. We find greater value in the quasi-sovereign Petróleos de Venezuela (PDVSA) bonds than the country’s sovereign bonds. In Eastern Europe, the Fund was underweight relative to the Index in Polish external debt based on valuations, which we consider expensive. We also

12

PORTFOLIO RESULTS

think there is a risk of some fiscal slippage in 2016. (Fiscal slippage is when a planned annual budget does not match actual spending.) Additionally, the Fund was underweight Croatian external debt at the end of the Reporting Period based on our concerns about that country’s fiscal condition. In addition, we remained cautious about China as its slower economic growth trajectory has implications for those economies with business models built around Chinese demand and because in recent years GDP data have disappointed in parts of Southeast Asia. Accordingly, the Fund maintained idiosyncratic underweights in certain countries, such as Malaysia and Turkey, at the end of the Reporting Period. In Malaysia, we are concerned about depletion of foreign reserves, uncertainty surrounding the resolution of government contingent liabilities and deterioration in the country’s trade balances. (A contingent liability is a potential liability that may occur, depending on the outcome of an uncertain future event.) In Turkey, we planned to be watchful about political developments, the country’s reliance on global liquidity and the potential pass-through impacts of foreign exchange fluctuations.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that in the aftermath of the U.K.’s vote to exit the European Union, popularly known as Brexit, the emerging markets are not likely in the near term to find themselves in the eye of the storm, as they had been after the 2013 “taper tantrum” when U.S. Treasury yields surged in response to the Fed tapering its quantitative easing program or during the commodity sell-off of 2014-2015.

In terms of global monetary policy, we think the possibility of broad-scale normalization by the European Central Bank and the Bank of Japan is remote due to the continued economic slowdowns in the Eurozone and Japan. Meanwhile, remarks from Fed chair Janet Yellen at the Jackson Hole conference indicated that U.S. policymakers see an improving U.S. economic backdrop, suggesting higher odds for an interest rate hike in 2016. However, we do not expect the Fed to move towards an aggressive rate hiking cycle. We believe a moderate terminal rate (the rate at which the Fed ends a tightening cycle), combined with a gradual trajectory for rate hikes, should help limit potential downside within emerging markets debt. In our view, Fed rate increases driven by improving growth data are likely to be less concerning for the emerging markets than a scenario wherein Fed action is driven by inflationary pressures.

In this environment, we think the case for emerging markets debt is nuanced, driven by China’s economic slowdown, stabilization of commodity prices at somewhat lower levels, politics and geopolitics. Although clouds continue to hang over the emerging markets, we see little in the way of a crisis on the horizon. We anticipate that 2016 will be the year when the slowdown in emerging markets growth and the fluctuations in emerging markets foreign exchange rates reach bottom. In our view, there will not be a rapid rebound or V-shaped recovery. Rather, we believe the emerging markets are turning the corner after three consecutive years of declining valuations and downward growth projections. We admit structural factors to justify our optimism, outside of demographics, remain scarce, but we anticipate a pick-up nonetheless. In our view, potential downside risks include policy mistakes, populism and depletion of financial reserves.

At the end of the Reporting Period, we had a positive outlook on external emerging markets debt. First, we believe economic growth in the emerging markets should begin to recover and also that the difference between emerging markets growth and developed markets growth is now increasing after decreasing in recent years. Second, we consider high quality external emerging markets debt to be a solid bastion of yield in the current low interest rate environment. In our opinion, external emerging markets debt will remain attractive through 2016 and into 2017 as commodity prices find a better balance and given that the macro environment remains supportive for higher yielding investments. That said, we plan to stay watchful about the impact of political developments, potential risks related to any normalizing of central bank monetary policy, and idiosyncratic risks. Going forward, we believe identifying winners and losers remains paramount. In particular, we think it is important to find those investments that offer an attractive risk-adjusted yield. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices after the decline through the end of 2014) and idiosyncratic opportunities where valuations offer a strong potential risk-reward.

13

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	9.56%	9.26%	3.68%	3.68%
Class C	9.15	9.26	3.11	3.11
Institutional	9.74	9.26	4.20	4.20
Class IR	9.69	9.26	4.10	4.11
Class R6	9.75	9.26	4.21	4.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.00%	6.68%	7.03%	8.78%	8/29/03
Class C	14.25	6.88	6.72	6.72	9/29/06
Institutional	16.52	8.04	7.88	9.55	8/29/03
Class IR	16.42	7.96	N/A	6.99	7/30/10
Class R6	16.53	N/A	N/A	12.32	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.27%
Class C	1.98	2.02
Institutional	0.89	0.93
Class IR	0.98	1.02
Class R6	0.87	0.92

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
Mexico	10.4%	5.5%
Indonesia	8.8	5.1
Dominican Republic	5.4	5.1
Hungary	5.0	4.4
Turkey	4.8	2.8
Argentina	3.9	2.3
Venezuela	3.8	3.7
Brazil	3.8	3.9
Colombia	3.5	3.6
Luxembourg	2.4	2.3
Other	45.3	58.4

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 6.7% as of 3/31/16. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 10.06%, 9.47%, 10.05%, 9.80%, 10.18%, 9.75% and 10.05%, respectively. These returns compare to the 11.38% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the Reporting Period, the high yield corporate bond market generated strong returns, benefiting from investors’ search for higher yield in the low interest rate environment. High yield corporate bonds also benefited as commodity price volatility remained contained.

For the Reporting Period overall, lower quality CC-rated and CCC-rated credits outperformed higher quality B-rated and BB-rated credits. Option adjusted spreads narrowed approximately 186 basis points, ending the Reporting Period at 480 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Index.

In terms of issuance, approximately $104.0 billion of new high yield corporate bonds were priced during the second quarter of 2016, with refinancing the primary use of the proceeds. In the third calendar quarter, approximately $77.7 billion of new high yield corporate bonds came to market. Refinancing remained the primary use for the proceeds during the third calendar quarter. With regard to demand, high yield corporate bond mutual funds experienced approximately $6.4 billion of investment outflows during the second quarter of 2016. Flows reversed in the third calendar quarter, with $6.1 billion of investment inflows coming into high yield corporate bond mutual funds.[1]

The default rate for high yield corporate bonds rose slightly during the Reporting Period, though it remained below the historical average. Defaults were dominated by energy companies and metals and mining issuers. The 12-month par-weighted default high yield corporate bond rate through September 30, 2016 was 3.54%.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its overall credit quality positioning relative to the Index. It benefited from its sector positioning and individual issue selection.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund was hurt by its higher credit quality bias during the Reporting Period. More specifically, the Fund’s underweight in lower quality CC-rated and CCC-rated credits detracted from returns, as lower quality credits outperformed higher quality credits during the Reporting Period. In addition, the Fund was hindered by its exposure to high yield loans. Its

[1]	Source: J.P. Morgan.

[2]	Source: J.P. Morgan, Moody’s Investors Service.

17

PORTFOLIO RESULTS

cash holdings dampened relative performance amid the rally in the high yield corporate bond market during the Reporting Period. For similar reasons, the Fund was hampered by its short market beta positioning (that is, its broad underweight relative to the Index in riskier securities).

In terms of sector positioning, the Fund’s overweight positions compared to the Index in cellular telecommunications and corporate emerging markets bonds added to relative performance. Underweights in technology, health care, retail (especially food and drug) and electric utilities also contributed positively. Conversely, overweight positions in media (particularly cable and satellite television), building materials and financials detracted from returns. The Fund’s underweights in metals and mining, energy and gas utilities also dampened relative results.

From an individual issue selection perspective, the Fund benefited from overweight positions in cellular telecommunications company Sprint and oil and gas producers Chaparral Energy and Linn Energy. It was hurt by its overweight in discount retailer rue21 and its underweight positions in oil and gas company Chesapeake Energy and iron ore mining firm Cliffs Natural Resources.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning did not have a meaningful impact on performance versus the Index. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. The Fund’s duration strategy is primarily implemented via interest rate swaps and/ or futures.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures and Eurodollar futures. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund to a modest underweight in CCC-rated credits. We added to the Fund’s holdings in some cyclically sensitive sectors, including technology, gaming and chemicals. We also moved the Fund closer to a neutral position relative to the Index in both the energy and metals and mining sectors. At the same time, we increased the Fund’s underweight in the health care sector. We also sought to extend the Fund’s duration modestly through investments in longer-term issues.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in cellular telecommunications, emerging markets corporate bonds and building materials. It was underweight compared to the Index in metals and mining, gas distribution utilities and electric utilities. We favored BBB-rated credits, maintaining a broad bias toward higher quality credits, and kept the Fund’s modest exposure to CCC-rated credits at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a cautiously positive outlook for high yield corporate bonds. Overall, we believe that continued accommodative central bank monetary policy, adequate U.S. economic growth, an improved commodity price backdrop and demand by both U.S. and non-U.S. investors should support option adjusted spreads. That said, we see a number of risks that could potentially cause spreads to widen. First, in our view, there could be a backlash against central bank negative interest rate policies should they prove ineffective at stimulating growth and instead continue to punish savers and banks or if an increase in U.S. interest rates causes recession worries. (A negative interest rate policy is an unconventional monetary policy tool whereby nominal target interest rates are set with a negative value, below the theoretical lower boundary of zero percent.) Second, we believe that China’s managed economic stimulus could potentially be derailed by bad debt concerns, capital outflows or currency devaluation. Third, oil prices and those

18

PORTFOLIO RESULTS

of other commodities might drop again because of a supply recovery or weak demand. Fourth, renewed U.S. dollar strength could possibly hurt U.S. competitiveness and corporate earnings. And fifth, there are ever-present but unpredictable geopolitical stresses, including terrorism concerns. In our opinion, any of these risks could increase volatility and have an adverse impact on liquidity and overall financial conditions, which could potentially unwind the “risk-on” trend witnessed in the high yield corporate bond market during the Reporting Period.

19

FUND BASICS

High Yield Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	10.06%	11.38%	4.46%	4.46%
Class C	9.47	11.38	3.93	3.92
Institutional	10.05	11.38	5.02	5.01
Service	9.80	11.38	4.51	4.51
Class IR	10.18	11.38	4.92	4.92
Class R6	10.05	11.38	5.04	5.03
Class R	9.75	11.38	4.43	4.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.11%	6.29%	5.38%	5.99%	8/1/97
Class C	6.89	6.44	5.07	5.47	8/15/97
Institutional	9.11	7.59	6.23	6.62	8/1/97
Service	8.57	7.06	5.70	6.09	8/1/97
Class IR	9.18	7.50	N/A	6.33	11/30/07
Class R6	9.12	N/A	N/A	3.60	7/31/15
Class R	8.48	6.96	N/A	5.77	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.06%
Class C	1.80	1.81
Institutional	0.71	0.72
Service	1.21	1.22
Class IR	0.80	0.81
Class R6	0.69	0.70
Class R	1.30	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

21

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/16[6]
Company	% of Net Assets	Line of Business
HCA, Inc.	2.4%	Health Care – Services
Sprint Corp.	1.8	Telecommunications – Cellular
CCO Holdings LLC/CCO Holdings Capital Corp.	1.7	Media – Cable
T-Mobile USA, Inc.	1.6	Telecommunications – Cellular
Sabine Pass Liquefaction LLC	1.6	Utilities – Pipeline
MGM Resorts International	1.5	Gaming
Valeant Pharmaceuticals International, Inc.	1.5	Health Care – Pharmaceuticals
Altice Financing SA	1.5	Telecommunications – Cellular
Sprint Communications, Inc.	1.2	Telecommunications – Cellular
Equinix, Inc.	1.1	Technology – Software/Services

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
Telecommunications	12.5%	11.6%
Media	11.1	11.2
Energy	8.3	8.0
Technology	6.9	4.5
Health Care	6.8	9.9
Utilities	5.5	3.0
Gaming	4.9	3.5
Finance	4.6	6.1
Mining	3.1	1.4
Banks	2.8	3.8
Other	31.5	34.2

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 4.95%, 4.56%, 5.13%, 5.08%, and 4.82%, respectively. These returns compare to the 6.47% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Loans Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans generated positive returns during the Reporting Period, with B-rated credits and lower quality credits outperforming higher quality BB-rated credits. High yield loan spreads (or yield differentials versus duration- equivalent U.S. Treasury securities) contracted by 116 basis points, ending the Reporting Period at 505 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $125.8 billion in new high yield loans were brought to market during the second quarter of 2016. During the third calendar quarter, new issuance totaled approximately $130.6 billion. With regard to demand, high yield loan mutual funds saw investment outflows of approximately $500 million during the second quarter of 2016. Momentum shifted during the third quarter of 2016, with high yield loan mutual funds experiencing investment inflows of approximately $2.2 billion.[2]

During the Reporting Period, the default rate for high yield loans declined and remained below the historical average. Defaults were dominated by energy companies and metals

[1]	Source: Credit Suisse.

[2]	Source: J.P. Morgan, S&P LCD, Lipper FMI.

and mining issuers. The trailing 12-month default rate through September 30, 2016 was 2.24%.[3]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its overall credit quality positioning relative to the Index. It benefited from its sector positioning and issue selection within the high yield loan market.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	The Fund was hampered by its higher credit quality bias during the Reporting Period. More specifically, the Fund’s overweight in higher quality BBB-rated and BB-rated credits detracted from returns as lower quality credits outperformed higher quality credits during the Reporting Period. This was offset somewhat by the Fund’s underweight in B-rated credits and its overweight in CCC-rated credits, which added to performance. In addition, the Fund’s cash holdings hampered results amid the rally in the high yield loan market during the Reporting Period. For similar reasons, the Fund was hindered by its short market beta positioning (that is, its broad underweight relative to the Index in riskier securities).

In terms of its sector positioning, the Fund’s overweight positions compared to the Index in cellular and non-cellular telecommunications bolstered relative performance. Underweights in leisure and restaurants, chemicals and financials also contributed positively. Conversely, overweight positions in the packaging, health care and building materials sectors detracted from results. The Fund’s underweights in metals and mining, energy and utilities also hurt returns.

[3]	J.P. Morgan, S&P LCD.

23

PORTFOLIO RESULTS

Relative to individual issue selection, the Fund benefited from its overweight in Ascent Resources — Marcellus LLC, which develops and operates oil and natural gas properties; Getty Images, a stock photo agency; and Jones Energy, an independent oil and gas company. The Fund’s exposure to retailer American Apparel, which is not held in the Index, and its overweight in clinic operator U.S. Renal Care detracted from results. In addition, a lack of exposure to coal producer Arch Coal dampened relative performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. The Fund also employed interest rate swaps as a cost-efficient instrument to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) and standardized total return swap contracts on the Markit iBoxx USD Liquid Leveraged Loan Index (“iBoxx”) were used to manage the beta of the Fund on an active basis. CDX and/or iBoxx were also utilized as cost-efficient instruments to help manage the Fund’s cash position. We employ CDX and/or iBoxx contracts in order to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation relative to the Index in cable and non-cable media, gaming and lodging, and health care, although the Fund remained underweight relative to the Index in gaming and lodging. We decreased its exposure compared to the Index in consumer products; food, beverage and tobacco; electric utilities; and retail and apparel. In addition, we increased the Fund’s allocations relative to the benchmark in BB-rated and B-rated rated credits, while reducing its allocation to BBB- rated credits.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the technology, media and telecommunications sectors, with a particular focus on non- cable names and cellular telecommunications companies. We maintained the Fund’s overweight in sectors widely considered to be defensive, including health care. In addition, at the end of the Reporting Period, we favored the building materials and packaging sectors. The Fund was underweight compared to the Index in what we consider to be weaker sectors, such as metals and mining and energy.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the rally in the high yield loan market continued, spurred, we believe, by technical, or supply/demand, factors. Overall, we think a “reach-for-yield” has driven investors into higher yielding asset classes, such as high yield loans. At the same time, fundamentals have gradually worsened. Although we continue to have a positive outlook on high yield loans, the strength of the rally suggests to us that a pause is possible ahead of the November 2016 U.S. elections. That said, we believe the liquidity tailwind provided by accommodative central bank monetary policy could extend the rally, at least in the near term. Looking ahead, we anticipate that high yield loan default rates could approach historical averages, largely because of elevated defaults in energy and commodity-related sectors. We believe high yield loan spreads are likely to widen toward the end of 2016, but we expect them to finish the calendar year tighter than they were at the end of 2015.

24

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. High-Yield Loans Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.95%	6.47%	3.65%	3.63%
Class C	4.56	6.47	2.99	2.97
Institutional	5.13	6.47	4.08	4.06
Class IR	5.08	6.47	3.98	3.97
Class R	4.82	6.47	3.48	3.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. High-Yield Loans Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	2.68%	3.71%	2.70%	3/31/11
Class C	3.21	3.41	2.36	3/31/11
Institutional	5.38	4.54	3.50	3/31/11
Class IR	5.28	4.47	3.42	3/31/11
Class R	4.66	3.91	2.87	3/31/11

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.98%
Class C	1.73	1.74
Institutional	0.64	0.65
Class IR	0.73	0.74
Class R	1.21	1.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
Health Care – Services	7.3%	6.1%
Retailers	7.1	7.3
Health Care	6.7	6.6
Media – Broadcasting & Radio	5.8	4.5
Wireless Telecommunications	5.7	4.6
Technology – Software/Services	5.7	5.3
Media – Cable	5.0	4.3
Media – Non Cable	4.8	3.5
Services Cyclical – Business Services	4.1	5.7
Packaging	3.5	3.0
Other	47.0	50.1

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR, R6 and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 4.85%, 5.03%, 4.97%, 5.14% and 5.02%, respectively. These returns compare to the 4.76% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U. S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	During the second quarter of 2016 when the Reporting Period started, investment grade corporate bonds outperformed U.S. Treasury securities. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by four basis points to end the quarter at 154 basis points. (A basis point is 1/100th of a percentage point.) European investment grade corporate bonds underperformed U.S. investment grade corporate bonds. The underperformance was mainly due to weaker European economic data and the contagion effects of the U.K.’s “leave” vote in its referendum about membership in the European Union, popularly known as “Brexit”, although this was partly offset by the support provided by the European Central Bank’s (“ECB”) Corporate Sector Purchase Programme (“CSPP”). Through CSPP, which began in June 2016, the ECB is making outright purchases of investment grade euro-denominated bonds issued by non-bank corporations with the stated goal of further strengthening the pass-through of its asset purchases to the financing conditions of the Eurozone’s real economy. (The real economy is the part of the economy concerned with producing goods and services, rather than that concerned with buying and selling on the financial markets). In the third calendar quarter, investment grade corporate bonds continued to outperform U.S. Treasury securities. Improved oil prices, continued support from the ECB’s CSPP and the Bank of England’s (“BoE”) announcement of corporate bond purchases contributed to the rally. Investment grade credit spreads tightened 20 basis points to end the quarter at 134 basis points. European investment grade corporate bonds outperformed U.S. investment grade corporate bonds during the third calendar quarter.

Issuance was strong throughout the Reporting Period. In the second quarter of 2016, U.S. new issuance was approximately $295 billion, with European new issuance approximately $176 billion. During the third quarter of 2016, U.S. new issuance was approximately $301 billion and European new issuance was approximately $107 billion. Industrial and financial issuers accounted for the largest portion of new issuance in both the U.S. and Europe during the Reporting Period overall. European new issuance includes U.K. new issuance.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period largely because of our individual issue selection among investment grade corporate bonds. Our cross-sector strategy detracted from relative results. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index.

27

[1]Source:	Barclays.

PORTFOLIO RESULTS

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from select investments within specific industries and based on credit quality. More specifically, the Fund’s overweights relative to the Index in the financials and industrials sectors and its underweight in higher quality investment grade corporate bonds added to returns. This was offset somewhat by the Fund’s underweight in the chemical sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning did not have a meaningful impact on performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	When the Reporting Period started in April 2016, the Fund held a moderate overweight position relative to the Index in investment grade corporate bonds. However, we remained cautious given that we anticipated elevated market volatility amid what we believed was the later stage of the credit cycle and because we saw the potential for further upheaval in the commodities sector. Near the end of April 2016, we reduced the size of the Fund’s overweight in investment grade corporate bonds as a result of meaningful rallies since February 2016, lower risk premiums due to reduced market concerns about global risk factors, as well as seasonal factors, which tend to be less supportive in the months of May and June. Near the end of June 2016, we moved the Fund to an underweight position in investment grade corporate bonds because we expected an uptick in volatility around the U.K.’s Brexit preparations, the November 2016 U.S. election, and the potential widening of investment grade credit spreads given what we considered to be the later stage of the U.S. credit cycle. In late July 2016, we trimmed the size of the Fund’s underweight position in investment grade corporate bonds. The Fund held a modest underweight position in investment grade corporate bonds relative to the Index at the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in consumer products, pipelines and tobacco investment grade corporate bonds. Compared to the Index, it was underweight technology, diversified manufacturing and retailing investment grade corporate bonds. The Fund maintained a bias to lower credit quality BBB-rated issues and intermediate-term maturities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was modestly underweight relative to the Index in investment grade corporate bonds. We believe that investment grade credit spreads could potentially drift wider because the U.S.

28

PORTFOLIO RESULTS

economy is in what we consider to be the later stage of the credit cycle and based on weak seasonal factors, slowly deteriorating fundamentals, and the economic and political ramifications of Brexit. In addition, we expect uncertainty surrounding the November 2016 U.S. election to lead to some volatility. That said, we believe that any spread widening will likely be moderate as the corporate bond markets continue to see support from the ECB and BoE’s asset purchases.

Overall, at the end of the Reporting Period, we had an unfavorable view of the technology industry, as we believe the industry is characterized by high event risk, particularly as technology companies use mergers and acquisitions and divestitures to manage top-line growth. We also had a negative view of the retail industry due to continued incursion from e-commerce and prominent shareholder activism that is often to the detriment of bondholders. Conditions for U.S. consumers remain challenging, in our view, despite a falling unemployment rate. Costs for rent, education and telecommunication services appear, in our view, to be eating into traditional spending at retailers. We also observed more modest use of consumer credit and a somewhat elevated savings rate, which have been partially offset by the benefits garnered from lower gasoline costs.

29

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.85%	4.76%	2.16%	2.01%
Institutional	5.03	4.76	2.58	2.43
Class IR	4.97	4.76	2.49	2.34
Class R6	5.14	4.76	2.58	2.43
Separate Account Institutional	5.02	4.76	2.58	2.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

30

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.57%	4.14%	4.47%	4.36%	11/3/03
Institutional	7.93	5.29	5.22	5.05	11/3/03
Class IR	7.83	5.22	N/A	4.97	7/29/11
Class R6	8.05	N/A	N/A	6.39	7/31/15
Separate Account Institutional	7.93	5.31	5.26	5.08	11/3/03

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR, Class R6 and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.86%
Institutional	0.38	0.52
Class IR	0.47	0.61
Class R6	0.36	0.50
Separate Account Institutional	0.38	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

31

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
Banks	14.9%	15.3%
Food & Beverage	8.9	8.6
Electric	7.3	4.4
Energy	5.8	5.4
Real Estate Investment Trusts	5.6	6.7
Pharmaceuticals	5.2	2.0
Technology	4.7	4.4
Wirelines Telecommunications	3.7	5.0
Tobacco	3.7	3.9
Media	3.7	2.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

32

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.34%, 4.94%, 5.67% and 5.64%, respectively. These returns compare to the 5.46% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, local emerging markets debt, as represented by the Index, posted a return of 5.46%, with approximately 3.28% due to changes in local interest rates and approximately 2.17% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the Index (in U.S. dollar terms1) during the Reporting Period were Brazil (+23.20%), South Africa (+15.91%) and Russia (+14.32%). The weakest performing countries were Mexico (-9.37%), Malaysia (-2.78%) and Poland (-2.32%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its active currency positioning through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies).

Conversely, the Fund benefited from our country and issue selection of local emerging markets bonds. Our country and security selection of external emerging market bonds also contributed positively.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund’s long position in the Mexican peso (accomplished through the use of forward foreign currency exchange contracts) detracted from relative performance during the Reporting Period. The Mexican peso depreciated against the U.S. dollar amid the U.S. election race. Given that weakness, we believe the currency looks attractive in terms of its valuation. Also, we believe Mexico remains closely tied to the U.S. economy and may therefore benefit should U.S. economic growth continue to improve. The Fund was also hurt during the Reporting Period by a long position in the Polish zloty (implemented through forward foreign currency exchange contracts). The long position was maintained because of the European Central Bank’s (“ECB”) quantitative easing measures, which we expect to spur growth in the Eurozone. Additionally, during the Reporting Period, the Fund was underweight Malaysian local interest rates because we considered them expensively valued. This positioning detracted from performance during the Reporting Period.

Conversely, the Fund benefited from its overweight position in Brazilian local interest rates (accomplished through Brazilian index-linked bonds) and its long position in the Brazilian real (accomplished through the use of forward foreign currency exchange contracts). The Fund was overweight as we believed there was a likelihood for rate cuts by the Brazilian central bank if sovereign risks stayed

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

33

PORTFOLIO RESULTS

contained and inflation expectations remained anchored near 4.5% during 2017. Brazilian assets rallied during the Reporting Period because the markets viewed the impeachment of President Dilma Rousseff as positive for Brazil’s economy and its fiscal balance. In addition, during the Reporting Period, Fund performance was helped by a long position in the Argentinian peso (implemented through forward foreign currency exchange contracts) based on our expectations for strong capital inflows in the coming years. In our view, Argentina is a relatively closed economy, and we thought even small inflows could lead to a strengthening currency.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards and non-deliverable bond forward contracts were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used interest rate swaps to gain access to the Colombian local debt market, positioning that slightly detracted from Fund performance. A positive contributor to the Fund’s performance was exposure to Brazil for which we used interest rate swaps as well as sovereign local bonds.

The Fund’s use of forward foreign currency exchange contracts to take a long position in the Mexican peso had a negative impact on the Fund’s performance during the Reporting Period. Conversely, the Fund’s positioning in the Brazilian real and Argentina peso, implemented via forward foreign currency exchange contracts, added to the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight relative to the Index in South Korean local interest rates due to low headline inflation and our expectations of central bank rate cuts. We added to the Fund’s already overweight position in Mexican local interest rates and its long position in the Mexican peso. In addition, we shifted the Fund from a short position in the United Arab Emirates dirham to a neutral position. We reduced the Fund’s overweight exposure to Polish local interest rates as we expected an interest rate cut from Poland’s central bank. We reduced the size of the Fund’s overweights in Colombian and Russian local interest rates based on valuations. Additionally, during the Reporting Period, we initiated an underweight position in Czech Republic local interest rates as that country’s economy was growing at what we considered to be a rapid pace, and we expected inflation to go higher.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight Polish local interest rates, as core inflation was trending downward, opening the door for potential central bank easing. Meanwhile, we maintained the Fund’s underweight in Turkish local interest rates and its short position in the Turkish lira on the back of that country’s challenging politics and macro dynamics. The Fund was also underweight Malaysian local interest rates, as we remain concerned about the depletion in foreign reserves, deterioration in the trade balance and difficult political dynamics. At the end of the

34

PORTFOLIO RESULTS

Reporting Period, the Fund held a long position in the Mexican peso because its valuations remained attractive, in our view, and because we expected currency appreciation from increased capital flows and investment due to Mexico’s close ties to the U.S. economy. We had a negative view of China’s macroeconomic outlook, specifically the country’s economic growth trajectory and outflows. As a result, the Fund was positioned at the end of the Reporting Period with short positions in Southeast Asian currencies with economies that have business models built around Chinese demand.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that in the aftermath of the U.K.’s vote to exit the European Union, popularly known as Brexit, the emerging markets are not likely in the near term to find themselves in the eye of the storm, as they had been after the 2013 “taper tantrum” when U.S. Treasury yields surged in response to the Federal Reserve (the “Fed”) tapering its quantitative easing program or during the commodity sell-off of 2014-2015.

In terms of global monetary policy, we think the possibility of broad-scale normalization by the ECB and the Bank of Japan is remote due to the continued economic slowdowns in the Eurozone and Japan. Meanwhile, remarks from Fed chair Janet Yellen at the Jackson Hole conference indicated that U.S. policymakers see an improving U.S. economic backdrop, suggesting higher odds for an interest rate hike in 2016. However, we do not expect the Fed to move towards an aggressive rate hiking cycle. We believe a moderate terminal rate (the rate at which the Fed ends a tightening cycle), combined with a gradual trajectory for rate hikes, should help limit potential downside within emerging markets debt. In our view, Fed rate increases driven by improving economic growth data are likely to be less concerning for the emerging markets than a scenario wherein Fed action is driven by inflationary pressures.

In this environment, we think the case for emerging markets debt is nuanced, driven by China’s economic slowdown, stabilization of commodity prices at somewhat lower levels, politics and geopolitics. Although clouds continue to hang over the emerging markets, we see little in the way of a crisis on the horizon. We anticipate that 2016 will be the year when the slowdown in emerging markets growth and the fluctuations in emerging markets foreign exchange rates reach bottom. In our view, there will not be a rapid rebound or V-shaped recovery. Rather, we believe the emerging markets are turning the corner after three consecutive years of declining valuations and downward economic growth projections. Aside from demographics, structural factors to justify our optimism remain scarce, we admit, but we anticipate a pick-up nonetheless. In our view, potential downside risks include policy mistakes, populism and depletion of financial reserves.

Given these views, we think local emerging markets debt remains an attractive investment through the end of 2016, though we continue to monitor currency volatility. Oil prices are likely to move into better balance later in 2016, we believe. A longer time horizon is key, in our view, as further idiosyncratic developments and volatility cannot be ruled out. We continue to take a discerning approach, focusing on identifying countries that remain mispriced, as we think valuations have adjusted in many cases and could adequately compensate for the challenges.

35

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.34%	5.46%	4.53%	4.32%
Class C	4.94	5.46	4.00	3.78
Institutional	5.67	5.46	5.05	4.83
Class IR	5.64	5.46	5.00	4.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Year	Since Inception	Inception Date
Class A	10.16%	-1.38%	-0.01%	2/15/08
Class C	13.40	-1.22	-0.21	2/15/08
Institutional	15.87	-0.11	0.88	2/15/08
Class IR	15.60	-0.21	-0.18	7/30/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.21%	1.40%
Class C	1.96	2.15
Institutional	0.91	1.06
Class IR	0.96	1.14

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/16	as of 3/31/16
Colombia	13.7%	12.7%
Poland	13.6	11.4
Brazil	10.0	10.7
Indonesia	9.4	9.2
Mexico	8.0	9.9
South Africa	7.2	5.2
United States	5.6	1.5
Thailand	4.9	4.6
Turkey	4.6	4.6
Malaysia	3.7	3.4
Other	11.3	13.5

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

37

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR, R6 and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 1.63%, 1.80%, 1.76%, 1.81% and 1.71%, respectively. These returns compare to the 1.77% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2016 when the Reporting Period started, mortgage-backed securities slightly outperformed duration-equivalent U.S. Treasury securities. U.S. Treasury security prices rose on demand for perceived safe-haven assets after the U.K. voted to exit the European Union, popularly known as “Brexit”, which helped them keep pace with mortgage-backed securities for the quarter overall. Meanwhile, mortgage-backed securities outperformed most other riskier asset classes, largely because of their liquidity and the scarcity of attractive yields globally. In the third calendar quarter, mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities, benefiting from low volatility and demand from foreign investors and U.S. commercial banks looking for yield.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from individual issue selection in the securitized sector. The Fund was also helped by our cross-sector strategy. In our cross- sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, the Fund’s duration strategy detracted modestly from relative returns. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our government/swaps strategy did not have a meaningful impact on relative performance during the Reporting Period. The government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A

Within the securitized sector, individual issue selection contributed most positively to relative performance. More specifically, the Fund benefited from our selection of individual commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”). The Fund’s overall exposure to CLOs and CMBS also added to relative returns as spreads (yield differentials to duration- equivalent Treasuries) tightened. In addition, an overweight in non-agency mortgage-backed securities bolstered Fund results due to the limited supply of these assets and a broad- based improvement in the U.S. housing landscape. This positive performance was offset somewhat by the Fund’s underweight in agency mortgage-backed securities amid demand by non-U.S. institutional buyers, principally those from Asia, and U.S. commercial banks during the Reporting Period. Among agency mortgage-backed securities, the Fund was hurt by an underweight in 15-year maturities as well as by an underweight in issues lower in the coupon stack (i.e., across securities with different coupons). Fifteen-year agency mortgage-backed securities performed well as spreads narrowed on increased demand. Also, longer maturity U.S.

38

PORTFOLIO RESULTS

Treasury yields fell during the Reporting Period overall, which benefited longer duration, lower coupon agency mortgage-backed securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted modestly from results. During the Reporting Period, the Fund held a short duration position relative to that of the Index in response to improving U. S. labor markets, stronger U.S. economic data and the increased likelihood that the Federal Reserve (the “Fed”) would raise short-term interest rates before the end of 2016. This positioning hurt Fund performance in June 2016 when U.S. Treasury yields fell after the Brexit vote. During the Reporting Period, the Fund’s yield curve positioning strategy did not have a meaningful impact on performance. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used interest only and inverse interest-only securities to manage the Fund’s exposure to agency mortgage-backed securities. The Fund utilized swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the CMBS beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure. The use of these derivatives had an overall positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a short duration position relative to that of the Index to a more neutral position, partly because we believed the possibility of higher interest rates had already been priced into the market but also because we believed increased volatility due to near-term events, such as the November 2016 U.S. elections, could cause interest rates to fall. We also reduced the size of the Fund’s underweight in agency mortgage-backed securities during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight agency pass-through mortgage securities relative to the Index. It held modest positions in non- agency residential mortgage backed securities and agency collateralized mortgage obligations (“CMOs”). (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) In addition, at the end of the Reporting Period, the Fund was modestly overweight CMBS compared to the Index. It was overweight asset-backed securities (“ABS”), with a position in Federal Family Education Loan Program (“FFELP”) student loan ABS. CMOs, FFELP ABS and non-agency mortgage-backed securities are not represented in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was modestly underweight agency mortgage-backed securities. Within agency mortgage-backed securities, it was underweight Government National Mortgage Association (“GNMA”) 3.5% coupon mortgage-backed securities and overweight GNMA 4.0% coupon mortgage-backed securities. Within the securitized sector, we believe senior CLOs and FFELP ABS offer attractive exposure to credit spreads with strong credit protection, and, at the end of the Reporting Period, we considered them compelling investments. We also had a positive view on legacy non-agency mortgage-backed securities (in general, those issued before the 2008-2009 financial crisis), which should continue, we believe, to benefit from weak supply and improvement in the performance of their underlying collateral.

39

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2016

PERFORMANCE REVIEW
April 1, 2016– September 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.63%	1.77%	0.81%	0.63%
Institutional	1.80	1.77	1.18	0.99
Class IR	1.76	1.77	1.09	0.91
Class R6	1.81	1.77	1.15	0.96
Separate Account Institutional	1.71	1.77	1.17	0.99

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

40

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.85%	2.26%	3.64%	3.69%	11/3/03
Institutional	3.49	3.41	4.42	4.39	11/3/03
Class IR	3.30	3.37	N/A	3.44	7/29/11
Class R6	3.50	N/A	N/A	3.48	7/31/15
Separate Account Institutional	3.40	3.39	4.42	4.40	11/3/03

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Class IR, Class R6 and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.98%
Institutional	0.47	0.64
Class IR	0.56	0.73
Class R6	0.45	0.66
Separate Account Institutional	0.47	0.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

41

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

42

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Sovereign Debt Obligations – 52.1%
	Argentina – 1.6%
	Letras del Banco Central de la Republica Argentina (NR/NR)(a)
ARS	190,000	0.000%		12/21/16	$11,717
	70,000	0.000		12/28/16	4,298
	Republic of Argentina (NR/NR)
	440,000	22.750		03/05/18	29,252
	950,000	18.200		10/03/21	61,851
	Republic of Argentina (B-/NR)(b)
	770,000	27.669		03/28/17	50,122
	2,455,000	27.919		10/09/17	161,578
	Republic of Argentina (B-/B3)(c)
	$150,000	6.625		07/06/28	158,625
	150,000	7.125		07/06/36	159,000

					636,443

	Brazil – 3.9%
	Brazil Letras do Tesouro Nacional (NR/Ba2)(a)
BRL	1,483,000	0.000		07/01/20	302,221
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	430,000	10.000		01/01/17	130,948
	1,273,000	10.000		01/01/19	379,943
	99,000	10.000		01/01/23	28,369
	1,284,000	10.000		01/01/25	363,293
	974,994	6.000		08/15/50	308,915

					1,513,689

	Bulgaria – 0.6%
	Republic of Bulgaria (BB+/Baa2)
EUR	100,000	3.000		03/21/28	122,866
	100,000	3.125		03/26/35	116,548

					239,414

	Chile – 0.3%
	Republic of Chile (AA-/Aa3)
CLP	83,500,000	5.500		08/05/20	134,836

	Colombia – 3.7%
	Republic of Colombia (NR/Baa2)
COP	192,000,000	4.375	(d)	03/21/23	59,607
	75,320,607	3.500		05/07/25	26,195
	Republic of Colombia (BBB/Baa2)
	212,000,000	7.750		04/14/21	78,014
	Republic of Colombia (BBB+/Baa2)
	901,500,000	5.000		11/21/18	303,784
	403,815,641	3.500		03/10/21	141,226
	303,300,000	7.000		05/04/22	106,661
	241,200,000	10.000		07/24/24	99,156
	1,678,200,000	7.500		08/26/26	600,953
	69,800,000	6.000		04/28/28	22,053
	18,500,000	7.750		09/18/30	6,743

					1,444,392

	Costa Rica – 0.6%
	Republic of Costa Rica (BB-/Ba1)
	$200,000	7.158		03/12/45	215,500

	Dominican Republic – 1.2%
	Dominican Republic (NR/NR)
DOP	2,500,000	11.375		07/06/29	54,653

	Sovereign Debt Obligations – (continued)
	Dominican Republic – (continued)
	Dominican Republic (BB-/B1)
	$5,324	9.040%		01/23/18	$5,577
	140,000	6.850	(c)	01/27/45	156,800
	200,000	6.850		01/27/45	224,000
	Dominican Republic Central Bank Notes (NR/NR)(c)
DOP	1,910,000	11.000		09/15/23	39,041

					480,071

	Ecuador – 0.5%
	Republic of Ecuador (B/NR)
	$200,000	10.750		03/28/22	204,500

	El Salvador – 0.5%
	El Salvador Government International Bond (B+/B1)
	10,000	8.250		04/10/32	11,150
	Republic of El Salvador (B+/B1)
	20,000	7.750	(e)	01/24/23	22,100
	71,000	5.875		01/30/25	70,734
	30,000	6.375		01/18/27	30,150
	60,000	7.650		06/15/35	62,775

					196,909

	Guatemala – 0.6%
	Republic of Guatemala (BB/Ba1)
	200,000	5.750		06/06/22	224,000

	Honduras – 0.6%
	Republic of Honduras (B+/B2)
	200,000	7.500		03/15/24	225,750

	Hungary – 0.6%
	Hungary Government Bond (BBB-/Ba1)
	160,000	7.625		03/29/41	250,400

	Indonesia – 1.8%
	Perusahaan Penerbit SBSN (BB+/Baa3)
	210,000	4.325		05/28/25	225,330
	Republic of Indonesia (BB+/Baa3)
EUR	150,000	3.750	(c)	06/14/28	184,510
	$200,000	6.750		01/15/44	273,806

					683,646

	Kazakhstan – 0.5%
	Republic of Kazakhstan (BBB-/Baa3)
	200,000	3.875		10/14/24	209,000

	Malaysia – 1.5%
	Malaysia Government Bond (NR/NR)
MYR	150,000	3.990		10/15/25	36,688
	350,000	4.245		09/30/30	86,495
	210,000	4.232		06/30/31	52,646
	Malaysia Government Bond (NR/A3)
	680,000	4.012		09/15/17	166,640
	910,000	4.378		11/29/19	228,771

					571,240

	Mexico – 5.1%
	Mexican Udibonos (A/A3)
MXN	1,576,980	4.000		06/13/19	84,916
	271,649	4.500		12/04/25	16,070

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations – (continued)
	Mexico – (continued)
	Mexican Udibonos (A/A3) – (continued)
MXN	288,558	4.000%	11/08/46	$17,023
	United Mexican States (NR/A3)
	2,308,200	5.750	03/05/26	116,702
	United Mexican States (A/A3)
	9,503,500	8.500	12/13/18	519,953
	1,738,000	5.000	12/11/19	87,816
	5,946,300	6.500	06/09/22	315,808
	2,936,400	8.000	12/07/23	170,145
	64,300	10.000	12/05/24	4,188
	2,469,000	7.500	06/03/27	140,442
	5,775,500	7.750	11/23/34	338,611
	2,411,600	8.500	11/18/38	153,349
	United Mexican States (BBB+/A3)
	$30,000	5.750	10/12/49	31,725

				1,996,748

	Panama – 0.1%
	Panama Notas del Tesoro (BBB/NR)
	30,000	4.875	02/05/21	32,523

	Paraguay(c) – 0.6%
	Republic of Paraguay (BB/Ba1)
	200,000	5.000	04/15/26	215,000

	Peru – 1.2%
	Republic of Peru (NR/NR)(c)
PEN	517,000	6.350	08/12/28	152,823
	Republic of Peru (NR/A3)
	157,000	6.850	02/12/42	48,922
	Republic of Peru (A-/A3)
	297,000	5.700 (c)	08/12/24	90,223
	4,000	8.200	08/12/26	1,397
	445,000	6.950	08/12/31	143,106
	53,000	6.900	08/12/37	16,878

				453,349

	Poland – 9.5%
	Poland Government Bond (A-/NR)
PLN	2,940,000	2.000	04/25/21	761,591
	Poland Government Bond (A-/A2)
	1,530,000	1.750	07/25/21	389,696
	7,020,000	5.750	10/25/21	2,131,316
	1,490,000	4.000	10/25/23	423,266

				3,705,869

	Romania – 0.0%
	Republic of Romania (BBB-/Baa3)
EUR	10,000	2.875	05/26/28	12,160

	Russia – 2.2%
	Russian Federation Bond (NR/NR)
RUB	24,910,000	8.500	09/17/31	408,960
	Russian Federation Bond (BB+/Ba1)
	$200,000	4.875	09/16/23	219,800
	Russian Federation Bond (BBB-/Ba1)
RUB	14,780,000	7.000	08/16/23	221,786

				850,546

	Sovereign Debt Obligations – (continued)
	South Africa – 6.3%
	Republic of South Africa (NR/NR)
ZAR	2,748,000	8.875%	02/28/35	$193,247
	Republic of South Africa (NR/Baa2)
	6,590,000	7.750	02/28/23	466,733
	$200,000	4.875	04/14/26	210,000
ZAR	8,525,000	8.000	01/31/30	571,179
	1,250,000	7.000	02/28/31	76,096
	6,910,000	8.250	03/31/32	466,053
	3,240,000	8.500	01/31/37	218,134
	Republic of South Africa (BBB+/Baa2)
	3,290,000	10.500	12/21/26	269,207

				2,470,649

	Sri Lanka(c) – 0.6%
	Republic of Sri Lanka (B+/B1)
	$200,000	6.825	07/18/26	215,258

	Thailand – 4.4%
	Thailand Government Bond (NR/NR)
THB	12,310,000	2.550	06/26/20	365,032
	Thailand Government Bond (NR/Baa1)
	7,567,536	1.250	03/12/28	201,740
	Thailand Government Bond (A-/Baa1)
	4,520,000	3.875	06/13/19	138,226
	10,552,806	1.200	07/14/21	296,752
	6,695,000	3.650	12/17/21	210,781
	2,630,000	3.625	06/16/23	83,846
	13,110,000	3.850	12/12/25	433,439

				1,729,816

	Turkey – 2.5%
	Republic of Turkey (NR/NR)
TRY	130,000	8.500	07/10/19	43,024
	250,000	7.400	02/05/20	79,678
	Republic of Turkey (NR/Ba1)
	$170,000	7.000	06/05/20	188,700
	200,000	6.250	09/26/22	220,000
	70,000	7.375	02/05/25	82,950
	Turkey Government Bond (NR/NR)
TRY	152,000	10.600	02/11/26	53,967
	Turkey Government Bond (NR/NR)
	210,000	10.400	03/27/19	72,531
	500,000	10.700	02/17/21	176,191
	190,000	8.000	03/12/25	57,709

				974,750

	Venezuela – 0.6%
	Republic of Venezuela (CCC/Caa3)
	$400,000	7.650	04/21/25	193,000
	80,000	9.250	05/07/28	41,200

				234,200

	Zambia – 0.5%
	Republic of Zambia (B/NR)
	200,000	8.970	07/30/27	197,250

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $19,833,788)			$20,317,908

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – 32.4%
	Argentina – 1.6%
	Arcor SAIC (NR/B1)(c)(d)
	$180,000	6.000%	07/06/23	$192,150
	Cablevision SA (NR/B3)(c)(d)
	150,000	6.500	06/15/21	156,375
	IRSA Propiedades Comerciales SA (B-/NR)(c)(d)
	50,000	8.750	03/23/23	55,813
	YPF SA (NR/B3)
	185,000	8.875	12/19/18	204,887

				609,225

	Australia – 0.0%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	330,000	3.760	07/20/17	16,458

	Brazil – 2.2%
	Banco do Brasil SA (B-/B2)(b)(d)
	$200,000	9.000	06/29/49	170,740
	Banco do Brasil SA (B-/NR)(b)(d)
	200,000	6.250	10/29/49	139,500
	Petrobras Global Finance BV (B+/B3)
	90,000	5.750	01/20/20	92,196
	160,000	4.875	03/17/20	160,707
	40,000	5.375	01/27/21	39,480
	220,000	8.375	05/23/21	240,031
	10,000	4.375	05/20/23	8,875

				851,529

	Canada – 0.3%
	First Quantum Minerals Ltd. (B-/Caa1)(c)(d)
	50,000	7.000	02/15/21	44,875
	Harvest Operations Corp. (CCC/Caa2)
	70,000	6.875	10/01/17	70,525

				115,400

	Chile – 2.1%
	Cencosud SA (NR/Baa3)(d)
	200,000	6.625	02/12/45	212,750
	GNL Quintero SA (BBB/Baa2)
	200,000	4.634	07/31/29	208,500
	Itau CorpBanca (BBB+/A3)
	200,000	3.875	09/22/19	207,750
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625	04/03/23	196,513

				825,513

	Colombia – 0.5%
	Oleoducto Central SA (BBB/Baa3)
	210,000	4.000	05/07/21	212,730

	Dominican Republic(d) – 1.1%
	Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
	400,000	9.750	11/13/19	419,500

	Ghana(d) – 0.4%
	Tullow Oil PLC (B-/Caa1)
	200,000	6.250	04/15/22	175,750

	Corporate Obligations – (continued)
	Guatemala(d) – 0.5%
	Comcel Trust via Comunicaciones Celulares SA (NR/Ba1)
	$200,000	6.875%	02/06/24	$204,000

	Hong Kong – 0.2%
	Noble Group Ltd. (B/B2)
	100,000	6.750	01/29/20	80,500

	India(c)(d) – 0.5%
	Greenko Investment Co. (B+/NR)
	200,000	4.875	08/16/23	195,500

	Indonesia(d) – 1.0%
	Listrindo Capital BV (BB/Ba2)
	200,000	6.950	02/21/19	207,000
	200,000	4.950 (c)	09/14/26	200,500

				407,500

	Israel – 0.6%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)(c)
	100,000	2.803	12/30/16	100,000
	100,000	3.839	12/30/18	104,125
	Embraer Overseas Ltd. (BBB/Ba1)
	28,000	5.696	09/16/23	29,525

				233,650

	Italy(d) – 0.4%
	Wind Acquisition Finance SA (B/Caa1)
EUR	140,000	7.000	04/23/21	164,377

	Ivory Coast(c) – 0.3%
	Agromercantil Senior Trust (BB/NR)
	$100,000	6.250	04/10/19	103,625

	Jamaica(c)(d) – 1.0%
	Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	173,750
	Digicel Ltd. (NR/B1)
	240,000	6.000	04/15/21	210,816

				384,566

	Japan – 0.6%
	SoftBank Group Corp. (BB+/Ba1)
	210,000	4.500	04/15/20	217,350

	Kazakhstan – 0.5%
	KazMunayGas National Co. JSC (BB/Baa3)
	190,000	9.125	07/02/18	209,310

	Luxembourg(c)(d) – 1.7%
	Altice Financing SA (BB-/B1)
EUR	100,000	5.250	02/15/23	116,297
	$210,000	7.500	05/15/26	218,662
	Tupy Overseas SA (BB-/NR)
	200,000	6.625	07/17/24	200,000
	Wind Acquisition Finance SA (BB/Ba3)
EUR	110,000	4.000	07/15/20	125,422

				660,381

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Mexico – 4.6%
	Cemex Finance LLC (B+/NR)(d)
EUR	120,000	4.625%		06/15/24	$138,172
	Cemex SAB de CV (B+/NR)(c)(d)
	100,000	4.750		01/11/22	115,565
	Gruma SAB de CV (BBB/NR)(d)
	$200,000	4.875		12/01/24	213,500
	Metalsa SA de CV (BB+/NR)
	150,000	4.900		04/24/23	143,812
	Petroleos Mexicanos (BBB+/Baa3)
	70,000	5.750		03/01/18	73,605
	20,000	5.500	(c)	02/04/19	21,100
	10,000	5.500		02/04/19	10,550
	170,000	8.000		05/03/19	191,250
	10,000	3.500		07/23/20	10,019
	70,000	6.375	(c)	02/04/21	75,985
	10,000	6.375		02/04/21	10,855
EUR	100,000	5.125		03/15/23	125,534
	$90,000	6.875	(c)	08/04/26	101,475
	170,000	6.875		08/04/26	191,675
	Sigma Alimentos SA de CV (BBB/Baa3)(c)(d)
	360,000	4.125		05/02/26	360,900

					1,783,997

	Netherlands – 1.3%
	Greenko Dutch BV (B+/NR)(d)
	200,000	8.000		08/01/19	213,895
	IHS Towers Netherlands FinCo NG BV (B/NR)(d)
	200,000	8.375		07/15/19	205,000
	Myriad International Holding BV (BBB-/Baa3)
	100,000	6.375		07/28/17	103,125

					522,020

	Paraguay – 1.3%
	Banco Continental SAECA (BB/Ba1)(d)
	150,000	8.875		10/15/17	150,275
	Banco Regional SAECA (BB-/Ba1)(c)
	150,000	8.125		01/24/19	161,063
	Telefonica Celular del Paraguay SA (NR/Ba3)(d)
	200,000	6.750		12/13/22	206,750

					518,088

	Peru – 1.8%
	Abengoa Transmision Sur SA (BBB/NR)(c)
	200,000	6.875		04/30/43	212,250
	Corp Lindley S.A. (BBB/NR)
	290,000	6.750		11/23/21	329,150
	150,000	4.625		04/12/23	155,741

					697,141

	Philippines – 0.3%
	Energy Development Corp. (NR/NR)
	100,000	6.500		01/20/21	113,337

	Qatar – 0.8%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)
	250,000	6.332		09/30/27	298,438

	Corporate Obligations – (continued)
	Russia – 2.0%
	Gazprom OAO Via Gaz Capital SA (BB+/Ba1)
	$100,000	9.250	%(e)	04/23/19	$115,000
	300,000	7.288		08/16/37	352,875
	Sberbank of Russia Via SB Capital SA (NR/NR)(b)(d)
	200,000	5.500		02/26/24	201,500
	Severstal OAO Via Steel Capital SA (BBB-/Ba1)
	100,000	6.700		10/25/17	104,560

					773,935

	South Korea – 1.5%
	Kookmin Bank (A+/A1)(c)
	370,000	1.625		08/01/19	370,188
	Woori Bank (BBB/Ba1)
	200,000	4.750		04/30/24	216,708

					586,896

	Turkey – 1.0%
	Anadolu Efes Biracilik Ve Malt Sanayii AS (BBB-/Baa3)
	200,000	3.375		11/01/22	182,750
	Global Liman Isletmeleri (NR/B1)(d)
	200,000	8.125		11/14/21	193,049

					375,799

	United Arab Emirates – 1.7%
	Dolphin Energy Ltd. (NR/A1)
	161,120	5.888		06/15/19	170,787
	210,000	5.500		12/15/21	240,713
	Ruwais Power Co. PJSC (A-/A3)(c)
	200,000	6.000		08/31/36	243,500

					655,000

	Venezuela – 0.6%
	Petroleos de Venezuela SA (CCC/NR)
	260,000	6.000		05/16/24	109,200
	260,000	6.000		11/15/26	109,174
	10,000	5.375		04/12/27	4,163
	10,000	5.500		04/12/37	4,088

					226,625

	TOTAL CORPORATE OBLIGATIONS
	(Cost $12,242,435)				$12,638,140

	Structured Notes(c) – 4.8%
	Indonesia – 4.8%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	3,000,000,000	8.375%		03/19/24	$247,358
	4,100,000,000	9.000		03/19/29	358,554
	2,200,000,000	8.250		06/17/32	181,634
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	4,503,000,000	9.000		03/19/29	393,798
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	1,770,000,000	8.375		03/19/24	145,941

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Structured Notes (c)– (continued)
	Indonesia – (continued)
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR) – (continued)
IDR	1,026,000,000	9.000%	03/19/29	$89,726
	1,110,000,000	9.000	03/19/29	97,072
	4,000,000,000	8.750	05/19/31	346,763

	TOTAL STRUCTURED NOTES
	(Cost $1,734,192)			$1,860,846

	Municipal Debt Obligations(d) – 1.2%
	Puerto Rico – 1.2%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)
	$5,000	6.000%	07/01/44	$3,838
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)
	5,000	5.125	07/01/37	3,750
	20,000	5.250	07/01/42	15,100
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CC/Caa3)
	5,000	5.000	07/01/33	3,750
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)
	20,000	5.500	07/01/32	12,375
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (D/Caa3)
	70,000	5.625	07/01/32	43,137
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
	15,000	5.500	07/01/26	9,281
	20,000	5.500	07/01/39	12,375
	25,000	5.000	07/01/41	15,125
	Puerto Rico Commonwealth GO Bonds Series 2008 A (D/Caa3)
	15,000	5.375	07/01/33	9,225
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
	20,000	6.000	08/01/42	10,652
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
	15,000	5.500	08/01/37	7,913
	55,000	5.375	08/01/39	28,875
	35,000	5.500	08/01/42	18,462
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
	5,000	5.000	08/01/35	2,619
	10,000	6.000	08/01/39	5,326
	350,000	5.250	08/01/41	183,750
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
	75,000	5.000	08/01/43	39,000

	Municipal Debt Obligations(d) – (continued)
	Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
	$45,000	5.500%	08/01/28	$23,737
	35,000	6.125	08/01/29	18,769

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $487,130)			$467,059

	U.S. Treasury Obligation – 0.8%
	United States Treasury Note
	$300,000	1.375%	09/30/23	$298,851
	(Cost $299,721)

Shares	Distribution Rate	Value
Investment Company(b)(f) – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
793,201	0.290%	$793,201
(Cost $793,201)

TOTAL INVESTMENTS – 93.3%
(Cost $35,390,467)		$36,376,005

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.7%		2,593,507

NET ASSETS – 100.0%		$38,969,512

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,092,062, which represents approximately 18.2% of net assets as of September 30, 2016.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2016.
(f)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
EURO	—Euro Offered Rate
GO	—General Obligation
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CZK	2,830,538	EUR	105,000	$119,814	06/21/17	$398
	KRW	115,167,000	USD	104,000	104,514	10/28/16	514
	PLN	458,837	EUR	106,024	119,809	12/21/16	245
	USD	206,000	BRL	667,751	205,077	10/04/16	923
BNP Paribas SA	ARS	1,226,400	USD	77,205	78,982	10/21/16	1,778
	EUR	44,000	PLN	189,498	49,619	12/21/16	139
	KRW	130,131,768	USD	117,296	118,096	10/26/16	800
	PEN	388,169	USD	114,295	114,593	10/12/16	298
	PLN	448,000	HUF	31,905,247	116,979	12/21/16	544
	ZAR	2,329,181	USD	159,984	167,021	12/21/16	7,037
Citibank NA	CZK	5,674,200	EUR	210,545	240,184	06/21/17	731
	INR	15,876,994	USD	236,080	237,546	10/26/16	1,465
	RUB	7,606,103	USD	118,000	120,795	10/11/16	2,795
	RUB	59,619,108	USD	910,118	943,083	10/27/16	32,965
	TWD	3,513,484	USD	111,960	112,308	10/07/16	348
	USD	588,582	KRW	642,319,285	582,939	10/20/16	5,642
Credit Suisse International (London)	COP	1,226,076,080	USD	418,456	421,975	11/10/16	3,519
	RUB	21,134,704	USD	321,956	334,816	10/21/16	12,859
Deutsche Bank AG (London)	COP	120,396,500	USD	41,000	41,504	10/31/16	504
	EUR	48,134	PLN	207,414	54,282	12/21/16	123
	IDR	1,000,875,000	USD	75,000	76,750	10/03/16	1,750

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	IDR	2,044,117,245	USD	154,390	$156,331	11/08/16	$1,941
	KRW	261,684,630	USD	233,000	237,554	10/04/16	4,554
	KRW	259,878,280	USD	232,000	235,854	10/20/16	3,854
	PLN	456,200	EUR	105,000	119,120	12/21/16	711
	THB	7,083,144	USD	202,709	204,357	10/20/16	1,649
	TWD	3,677,970	USD	116,000	117,731	10/24/16	1,731
	USD	249,000	THB	8,611,671	248,457	10/20/16	543
HSBC Bank PLC	IDR	1,000,875,000	USD	76,315	76,525	11/10/16	210
	KRW	129,122,152	USD	116,000	117,186	10/19/16	1,186
	MYR	793,310	USD	191,380	191,986	11/18/16	605
	USD	216,673	TWD	6,710,798	214,811	10/24/16	1,862
JPMorgan Chase Bank (London)	CNH	789,163	USD	117,000	117,660	12/21/16	660
	INR	7,961,472	USD	118,000	119,100	10/27/16	1,100
	INR	6,912,824	USD	103,000	103,321	11/03/16	321
	KRW	128,278,020	USD	116,000	116,449	10/04/16	449
	USD	104,000	ZAR	1,438,510	103,152	12/21/16	848
Morgan Stanley & Co.	BRL	3,108,457	USD	934,094	954,658	10/04/16	20,565
	BRL	415,933	USD	123,525	126,660	11/03/16	3,135
	EUR	197,000	USD	222,106	222,159	12/21/16	53
	HUF	28,898,541	EUR	93,000	105,463	12/21/16	585
	IDR	1,459,383,600	USD	109,284	111,766	10/27/16	2,482
	IDR	4,134,155,420	USD	312,460	316,091	11/10/16	3,631
	PLN	349,328	USD	90,582	91,214	12/21/16	632
	RON	804,000	USD	202,239	203,637	12/21/16	1,398
	RUB	10,569,645	USD	163,253	167,196	10/27/16	3,943
	USD	837,731	BRL	2,709,684	832,189	10/04/16	5,542
	USD	4,210	TRY	12,778	4,188	12/21/16	21
Royal Bank of Canada	BRL	334,045	USD	102,000	102,591	10/04/16	591
	USD	103,000	BRL	334,810	101,956	11/03/16	1,044
	USD	191,827	SGD	261,440	191,774	12/21/16	52
Royal Bank of Scotland PLC	KRW	187,283,817	USD	165,870	169,971	10/19/16	4,101
	PLN	1,993,440	USD	516,295	520,515	12/21/16	4,220
	TWD	5,516,808	USD	173,430	176,591	10/24/16	3,161
	USD	577,768	MXN	11,069,360	565,687	12/21/16	12,081
	USD	132,492	TRY	403,504	132,264	12/21/16	228
Standard Chartered Bank	CNH	4,139,387	USD	615,000	617,160	12/21/16	2,160
	IDR	4,087,777,800	USD	307,537	313,061	10/27/16	5,525
	USD	104,000	IDR	1,348,832,160	103,264	10/31/16	736
	USD	663,925	SGD	902,992	662,372	12/21/16	1,554
State Street Bank (London)	EUR	20,740	CZK	554,422	23,588	06/21/17	120
UBS AG (London)	CZK	2,828,700	EUR	105,000	119,736	06/21/17	320
	EUR	516,842	USD	582,593	582,847	12/21/16	254
	HUF	397,413,006	USD	1,440,320	1,450,323	12/21/16	10,003
	INR	6,866,507	USD	102,000	102,734	10/26/16	734
	PLN	455,415	EUR	105,000	118,915	12/21/16	506
	TWD	3,513,484	USD	112,198	112,438	10/21/16	240
	ZAR	6,775,980	USD	471,912	485,891	12/21/16	13,979
Westpac Banking Corp.	IDR	9,063,785,765	USD	677,565	694,148	10/27/16	16,583
	USD	170,538	EUR	151,165	170,470	12/21/16	68
TOTAL							$217,848

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	ARS	1,404,410	USD	90,959	$90,821	10/13/16	$(138)
	MXN	8,693,384	USD	451,921	444,266	12/21/16	(7,656)
	PLN	401,584	EUR	93,000	104,859	12/21/16	(18)
	USD	78,508	CLP	51,901,726	78,612	11/16/16	(104)
	USD	102,000	TWD	3,193,161	102,212	10/24/16	(212)
BNP Paribas SA	ARS	1,436,044	USD	93,038	92,915	10/12/16	(123)
	ARS	2,260,029	USD	147,542	146,077	10/14/16	(1,466)
	ARS	714,714	USD	46,592	46,100	10/18/16	(491)
	ARS	253,284	USD	16,447	16,287	10/24/16	(160)
	ARS	704,920	USD	45,086	44,499	11/29/16	(587)
	ARS	625,919	USD	39,867	39,273	12/12/16	(594)
	EUR	76,000	PLN	328,352	85,706	12/21/16	(31)
	MXN	15,981,697	USD	827,724	816,727	12/21/16	(10,997)
	SGD	282,538	USD	208,000	207,250	12/21/16	(750)
	USD	454,980	COP	1,369,943,486	471,490	11/10/16	(16,510)
	USD	117,331	KRW	130,131,768	118,132	10/04/16	(801)
	USD	372,650	KRW	411,901,636	373,826	10/19/16	(1,175)
Citibank NA	ARS	2,107,563	USD	137,422	136,293	10/13/16	(1,130)
	ARS	604,670	USD	39,036	38,802	10/28/16	(234)
	ARS	434,118	USD	27,651	27,239	12/12/16	(412)
	ARS	210,367	USD	13,247	13,133	12/23/16	(114)
	BRL	338,104	USD	103,000	102,960	11/03/16	(40)
	COP	162,771,853	USD	56,135	56,084	11/03/16	(51)
	EUR	246,696	USD	279,010	278,201	12/21/16	(810)
	MYR	1,360,097	USD	339,625	329,432	10/20/16	(10,193)
	SGD	140,092	USD	103,000	102,762	12/21/16	(238)
	TRY	309,112	USD	102,000	101,323	12/21/16	(677)
	USD	274,845	KRW	311,811,819	282,984	10/21/16	(8,139)
	USD	104,000	KRW	114,844,080	104,222	10/26/16	(222)
	USD	117,000	RUB	7,699,244	121,971	10/21/16	(4,971)
	USD	210,190	TWD	6,651,451	212,911	10/24/16	(2,721)
	USD	515,719	TWD	16,126,543	517,252	11/22/16	(1,533)
Credit Suisse International (London)	COP	168,281,780	USD	58,000	57,973	11/04/16	(27)
	USD	105,000	RUB	6,740,286	106,647	10/26/16	(1,647)
	USD	127,467	RUB	8,283,000	131,024	10/27/16	(3,557)
Deutsche Bank AG (London)	ARS	877,305	USD	56,237	55,586	11/22/16	(651)
	BRL	334,033	USD	104,000	102,587	10/04/16	(1,413)
	MYR	793,310	USD	196,291	192,234	10/07/16	(4,057)
	PEN	398,853	USD	118,000	117,747	10/12/16	(253)
	USD	116,000	ILS	436,972	116,865	12/21/16	(865)
	USD	103,000	KRW	115,540,013	104,855	10/24/16	(1,855)
	USD	39,623	THB	1,373,643	39,631	10/20/16	(8)
HSBC Bank PLC	MXN	2,011,860	USD	103,000	102,814	12/21/16	(186)
	MYR	1,528,895	USD	371,452	370,097	11/09/16	(1,355)
	TWD	3,640,900	USD	117,000	116,419	10/11/16	(581)
	USD	118,849	EUR	105,675	119,171	12/21/16	(322)
	USD	76,637	IDR	1,000,875,000	76,750	10/03/16	(113)
	USD	105,392	INR	7,112,882	106,405	10/27/16	(1,014)
	USD	233,000	KRW	259,830,882	235,871	10/04/16	(2,871)
	USD	101,037	KRW	113,221,880	102,754	10/21/16	(1,717)
	USD	243,140	KRW	271,696,500	246,571	10/24/16	(3,432)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
HSBC Bank PLC (continued)	USD	191,621	MYR	793,310	$192,234	10/07/16	$(613)
	USD	205,000	TWD	6,421,789	205,509	10/21/16	(509)
JPMorgan Chase Bank (London)	ARS	751,383	USD	48,950	48,465	10/18/16	(485)
	BRL	665,341	USD	206,145	204,337	10/04/16	(1,808)
	MXN	2,225,436	USD	118,000	113,728	12/21/16	(4,272)
	MYR	1,355,191	USD	335,468	328,244	10/20/16	(7,224)
	PHP	11,075,172	USD	231,274	229,158	10/17/16	(2,116)
	SGD	279,049	USD	205,000	204,691	12/21/16	(309)
	TRY	3,266,940	USD	1,078,790	1,070,864	12/21/16	(7,926)
Morgan Stanley & Co.	BRL	3,229,329	USD	987,307	983,398	11/03/16	(3,910)
	EUR	303,000	USD	342,092	341,696	12/21/16	(396)
	MXN	2,855,627	USD	146,202	145,934	12/21/16	(268)
	PHP	13,403,744	USD	282,958	277,140	10/27/16	(5,819)
	TRY	215,103	USD	70,548	70,508	12/21/16	(40)
	USD	393,933	IDR	5,257,035,885	402,609	10/27/16	(8,676)
	USD	175,608	PEN	599,000	176,833	10/12/16	(1,225)
	USD	117,000	RUB	7,593,183	120,590	10/11/16	(3,590)
	USD	104,000	RUB	6,681,875	105,697	10/27/16	(1,697)
	USD	37,717	RUB	2,476,850	38,982	11/17/16	(1,265)
	USD	507,267	SGD	691,607	507,315	12/21/16	(48)
	USD	490,967	TWD	15,326,524	491,592	11/22/16	(625)
	USD	329,000	ZAR	4,685,740	336,004	12/21/16	(7,004)
Royal Bank of Scotland PLC	MXN	13,915,910	USD	738,021	711,157	12/21/16	(26,864)
	TRY	311,495	USD	104,000	102,104	12/21/16	(1,896)
	USD	318,886	BRL	1,064,441	326,908	10/04/16	(8,022)
	USD	133,623	HUF	36,887,965	134,619	12/21/16	(996)
	USD	206,000	MXN	4,065,077	207,741	12/21/16	(1,741)
	USD	241,857	MYR	1,003,586	243,081	10/20/16	(1,224)
	USD	413,439	PLN	1,604,825	419,042	12/21/16	(5,603)
	USD	349,757	ZAR	5,158,916	369,935	12/21/16	(20,178)
Standard Chartered Bank	CNH	1,575,456	USD	235,000	234,892	12/21/16	(108)
	USD	253,050	IDR	3,385,812,350	259,301	10/27/16	(6,251)
	USD	456,104	PLN	1,760,925	459,802	12/21/16	(3,698)
	USD	91,556	ZAR	1,329,398	95,328	12/21/16	(3,772)
State Street Bank (London)	CZK	2,837,100	EUR	105,744	120,092	06/21/17	(170)
UBS AG (London)	EUR	17,000	PLN	73,449	19,171	12/21/16	(8)
	MXN	7,184,939	USD	373,177	367,178	12/21/16	(5,999)
	MYR	751,673	USD	187,253	182,071	10/19/16	(5,183)
	MYR	3,148,359	USD	765,614	762,392	10/27/16	(3,223)
	MYR	1,619,779	USD	398,352	392,097	11/09/16	(6,255)
	PHP	10,926,422	USD	227,586	225,561	11/18/16	(2,025)
	PLN	401,034	EUR	93,000	104,715	12/21/16	(161)
	USD	3,197,110	EUR	2,835,335	3,197,432	12/21/16	(323)
	USD	216,417	KRW	239,876,858	217,703	10/19/16	(1,286)
	USD	456,427	PLN	1,771,393	462,535	12/21/16	(6,108)
	USD	112,073	TWD	3,513,484	112,308	10/07/16	(235)
	USD	313,256	TWD	9,898,903	317,239	11/10/16	(3,982)
Westpac Banking Corp.	USD	369,434	CNH	2,484,811	370,472	12/21/16	(1,039)
TOTAL							$(275,397)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bonds	(1)	December 2016	$(168,156)	$(2,656)
Ultra Long U.S. Treasury Bonds	1	December 2016	183,875	(3,582)
Ultra 10 Year U.S. Treasury Notes	2	December 2016	288,313	2,277
2 Year U.S. Treasury Notes	(2)	December 2016	(436,938)	(512)
5 Year U.S. Treasury Notes	11	December 2016	1,336,672	4,158
10 Year U.S. Treasury Notes	7	December 2016	917,875	3,048
TOTAL				$2,733

SWAP CONTRACTS – At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	1,180	01/02/18	13.962%	1 month Brazilian Interbank Deposit Average	$5,668
	KRW	317,770	08/12/18	1.205	3 month KWCDC	(217)
	MXN	680	03/03/26	6.930	Mexico Interbank TIIE 28 Days	1,480
Barclays Bank PLC	BRL	440	01/02/17	12.190	1 month Brazilian Interbank Deposit Average	(2,216)
Citibank NA	THB	8,830	11/17/16	1.905	6 month Thai Reuters	515
		8,830	11/28/16	1.800	6 month Thai Reuters	390
	BRL	980	01/02/17	11.455	1 month Brazilian Interbank Deposit Average	(11,298)
	COP	2,442,740	06/13/17	Colombia IBR Overnight Interbank	7.220%	1,005
	BRL	320	01/02/18	14.460	1 month Brazilian Interbank Deposit Average	2,399
	THB	15,090	04/11/19	1.523	6 month Thai Reuters	(1,091)
		6,390	02/04/21	1.903	6 month Thai Reuters	1,306
		2,790	02/15/21	1.815	6 month Thai Reuters	259
Credit Suisse International (London)	BRL	170	01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(2,400)
		300	01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(2,394)
	COP	95,320	04/15/19	Colombia IBR Overnight Interbank	5.110	835
	THB	3,650	02/16/21	1.830	6 month Thai Reuters	416
Deutsche Bank AG	BRL	1,880	01/02/17	12.842	1 month Brazilian Interbank Deposit Average	(8,425)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	BRL	40		01/02/18	11.150%	1 month Brazilian Interbank Deposit Average	$(554)
		400		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	(3,235)
	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	565
	BRL	1,540		01/02/19	11.992	1 month Brazilian Interbank Deposit Average	3,068
		830		01/04/21	14.08	1 month Brazilian Interbank Deposit Average	17,201
		570		01/02/23	12.270	1 month Brazilian Interbank Deposit Average	4,380
		700		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	(14,688)
		150		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	(1,185)
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	14,195
JPMorgan Securities, Inc.	THB	9,440		11/24/16	1.810	6 month Thai Reuters	423
	BRL	1,520		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	11,193
	THB	9,510		04/19/19	1.554	6 month Thai Reuters	(459)
	COP	67,690		04/22/19	Colombia IBR Overnight Interbank	5.190	547
Morgan Stanley & Co. International PLC	THB	4,410		11/28/16	1.820	6 month Thai Reuters	201
	COP	2,556,420		03/27/17	Columbia IBR Overnight Interbank	7.340	831
		1,988,090	(a)	04/03/17	Columbia IBR Overnight Interbank	7.360	(55)
		2,497,070		08/01/17	7.339	Columbia IBR Overnight Interbank	1,009
	KRW	443,180		02/03/19	1.461	3 month KWCDC	2,303
	ZAR	6,350		07/23/20	7.490	3 month JIBAR	(862)
	BRL	150		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	1,051
TOTAL							$22,161

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	290	(a)	12/21/18	6 month EURO	1.000%	$(1,375)	$(91)
ZAR	1,120		06/13/19	7.640%	3 month JIBAR	1	380
	350		09/05/19	7.280	3 month JIBAR	(1)	(130)
	2,400		09/08/19	7.310	3 month JIBAR	(5)	(756)
HKD	2,600	(a)	12/21/21	3 month HIBOR	1.200	1,242	(1,538)
EUR	360	(a)	12/21/21	6 month EURO	0.250	(6,658)	(1,101)
MXN	6,300	(a)	03/09/22	5.500	Mexico Interbank TIIE 28 Days	(7,159)	(2,795)
PLN	2,840	(a)	03/15/22	1.820	6 month WIBOR	(1,268)	(4,911)
EUR	90	(a)	12/21/23	6 month EURO	0.500	(2,767)	(620)
MXN	9,300	(a)	03/06/24	5.750	Mexico Interbank TIIE 28 Days	(5,807)	(10,628)
ZAR	750		03/14/24	3 month JIBAR	8.550	1	(2,014)
	690		12/18/24	3 month JIBAR	7.890	1	221
MXN	1,060		01/24/25	Mexico Interbank TIIE 28 Days	5.660	1	2,426
EUR	180	(a)	12/21/26	6 month EURO	0.750	(6,970)	(2,077)
CZK	29,000	(a)	12/21/26	6 month PRIBOR	0.475	1,258	5,637
MXN	20,990	(a)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(25,371)	(16,010)
EUR	70	(a)	12/21/36	6 month EURO	1.250	(7,575)	(230)
	TOTAL					$(62,452)	$(34,237)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/17	$30	(1.000)%	06/20/19	0.559%	$(97)	$(268)
	People’s Republic of China 7.500%, 10/28/27	200	(1.000)	12/20/20	0.844	1,552	(2,894)
		130	(1.000)	06/20/21	0.959	1,142	(1,424)
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/17	30	(1.000)	03/20/19	0.509	(64)	(306)
	People’s Republic of China 7.500%, 10/28/27	310	(1.000)	06/20/21	0.959	935	(1,607)
Citibank NA	People’s Republic of China, 4.250%, 10/28/17	480	(1.000)	03/20/19	0.509	(1,073)	(4,848)
		850	(1.000)	06/20/19	0.559	(3,484)	(6,875)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)	People’s Republic of China 7.500%, 10/28/27	$1,550	(1.000)%	12/20/20	0.844%	$10,100	$(20,493)
		1,040	(1.000)	06/20/21	0.959	7,743	(9,995)
Deutsche Bank AG	People’s Republic of China 7.500%, 10/28/27	180	(1.000)	12/20/20	0.844	1,396	(2,603)
		230	(1.000)	06/20/21	0.959	621	(1,120)
JPMorgan Securities, Inc.	People’s Republic of China, 4.250%, 10/28/17	30	(1.000)	03/20/19	0.509	(53)	(316)
		170	(1.000)	06/20/19	0.559	(535)	(1,537)
	People’s Republic of China 7.500%, 10/28/27	590	(1.000)	12/20/20	0.844	3,664	(7,621)
		300	(1.000)	06/20/21	0.959	1,188	(1,836)
Protection Sold:
Barclays Bank PLC	Republic of Colombia, 10.375%, 01/28/33	300	1.000%	12/20/19	0.976%	(8,022)	8,340
	Russian Federation, 7.500%, 03/31/30	60	1.000	06/20/20	1.596	(4,990)	3,719
	Republic of South Africa, 5.500%, 03/09/20	90	1.000	12/20/20	2.105	(8,244)	4,268
Citibank NA	Republic of Chile, 3.875%, 08/05/20	20	1.000	12/20/20	0.706	(246)	494
	Republic of South Africa, 5.500%, 03/09/20	50	1.000	12/20/20	2.105	(4,603)	2,394
Deutsche Bank AG	Republic of Brazil, 4.250%, 1/07/25	90	1.000	12/20/20	2.137	(11,934)	7,854
Morgan Stanley & Co. International PLC	Republic of South Africa, 5.500%, 03/09/20	130	1.000	12/20/20	2.105	(11,909)	6,165
TOTAL						$(26,913)	$(30,509)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 68.4%
	Albania – 0.2%
	Republic of Albania (B+/B1)
	EUR3,220,000	5.750%		11/12/20	$3,978,904

	Angola – 0.6%
	Republic of Angola (NR/B1)
	$9,720,000	9.500		11/12/25	9,659,250

	Argentina – 3.5%
	Republic of Argentina (B-/NR)
	EUR10,609,760	7.820		12/31/33	13,211,620
	$4,696,827	8.280		12/31/33	5,248,704
EUR	15,495,341	0.000	(a)	12/15/35	1,814,647
	Republic of Argentina (B-/B3)
	$1,770,000	6.875		04/22/21	1,927,530
	6,450,000	6.875	(b)	04/22/21	7,024,050
	4,540,000	7.500		04/22/26	5,123,390
	10,690,000	7.500	(b)	04/22/26	12,063,665
	1,720,000	6.625	(b)	07/06/28	1,818,900
	6,960,000	7.125	(b)	07/06/36	7,377,600
	Republic of Argentina (NR/NR)
	308,448	8.280		12/31/33	354,716
	Republic of Argentina (NR/B3)(c)
	5,900,000	2.500		12/31/38	4,218,500

					60,183,322

	Armenia – 0.1%
	Republic of Armenia (NR/B1)
	1,270,000	6.000		09/30/20	1,316,038
	1,120,000	7.150		03/26/25	1,191,400

					2,507,438

	Belize(b)(c) – 0.1%
	Government of Belize (B-/Caa2)
	2,446,500	5.000		02/20/38	1,376,156

	Brazil – 1.2%
	Brazil Letras do Tesouro Nacional (BB/Ba2)(d)
BRL	3,362,000	0.000		01/01/17	1,000,549
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	2,951,000	10.000		01/01/17	898,672
	2,702,000	10.000		01/01/25	764,501
	7,224,351	6.000		08/15/40	2,274,155
	Federal Republic of Brazil (BB/Ba2)
	$12,120,000	2.625		01/05/23	11,211,000
	1,830,000	6.000	(e)	04/07/26	2,031,300
	2,000,000	5.000		01/27/45	1,805,000

					19,985,177

	Bulgaria – 1.7%
	Republic of Bulgaria (BB+/Baa2)
EUR	610,000	4.250		07/09/17	707,257
	5,360,000	1.875		03/21/23	6,299,631
	3,860,000	2.950		09/03/24	4,829,363
	5,960,000	3.000		03/21/28	7,322,834
	9,030,000	3.125		03/26/35	10,524,239

					29,683,324

	Sovereign Debt Obligations – (continued)
	Cameroon – 0.1%
	Republic of Cameroon (B/NR)
	$1,170,000	9.500%		11/19/25	$1,294,313

	Chile – 0.4%
	Republic of Chile (AA-/Aa3)
	6,110,000	3.125		01/21/26	6,484,238

	Colombia – 3.1%
	Republic of Colombia (BBB/Baa2)
	2,090,000	7.375		03/18/19	2,364,313
	11,920,000	2.625	(f)	03/15/23	11,759,080
	8,810,000	4.000	(f)	02/26/24	9,382,650
	4,330,000	4.500	(e)(f)	01/28/26	4,784,650
EUR	7,120,000	3.875	(f)	03/22/26	9,058,015
	$1,730,000	6.125		01/18/41	2,093,300
	6,770,000	5.625	(f)	02/26/44	7,853,200
	5,900,000	5.000	(f)	06/15/45	6,401,500

					53,696,708

	Costa Rica – 1.5%
	Republic of Costa Rica (BB-/Ba1)
	390,000	9.995		08/01/20	473,363
	3,270,000	5.625		04/30/43	2,996,137
	3,500,000	5.625	(b)	04/30/43	3,206,875
	5,100,000	7.158		03/12/45	5,495,250
	12,430,000	7.158	(b)	03/12/45	13,393,325

					25,564,950

	Croatia – 0.8%
	Republic of Croatia (BB/Ba2)
	10,087,000	6.250		04/27/17	10,324,045
EUR	1,240,000	5.875		07/09/18	1,528,766
	1,157,000	3.875		05/30/22	1,402,068
	1,260,000	3.000		03/11/25	1,441,959

					14,696,838

	Dominican Republic – 5.2%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	529,162
	13,900,000	11.500		05/10/24	312,098
	8,900,000	18.500	(b)	02/04/28	271,874
	134,200,000	11.375		07/06/29	2,933,742
	Dominican Republic (BB-/B1)
	$1,016,468	9.040		01/23/18	1,064,751
	1,532,000	7.500		05/06/21	1,715,840
	1,250,000	6.600		01/28/24	1,409,375
	12,530,000	5.875		04/18/24	13,501,075
	14,342,000	5.500		01/27/25	15,202,520
	1,860,000	6.875	(b)	01/29/26	2,152,950
	4,140,000	6.875		01/29/26	4,792,050
	1,500,000	8.625		04/20/27	1,826,250
	10,290,000	7.450	(b)	04/30/44	12,257,962
	4,086,000	7.450		04/30/44	4,867,448
	17,730,000	6.850	(b)	01/27/45	19,857,600
	5,279,000	6.850		01/27/45	5,912,480

					88,607,177

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Ecuador – 1.1%
	Ecuador Government International Bond (B/NR)
	$10,404,000	7.950%		06/20/24	$9,337,590
	Republic of Ecuador (B/NR)
	8,780,000	10.750		03/28/22	8,977,550

					18,315,140

	El Salvador – 1.5%
	El Salvador Government International Bond (B+/B1)
	3,870,000	8.250		04/10/32	4,315,050
	330,000	7.625		02/01/41	344,025
	Republic of El Salvador (B+/B1)
	1,550,000	7.375		12/01/19	1,654,625
	5,320,000	7.750	(g)	01/24/23	5,878,600
	4,049,000	5.875		01/30/25	4,033,816
	3,000,000	6.375		01/18/27	3,015,000
	6,420,000	7.650		06/15/35	6,716,925

					25,958,041

	Gabon – 0.5%
	Republic of Gabon (NR/NR)
	8,710,000	6.375		12/12/24	7,947,875
	Republic of Gabon (NR/B1)
	200,000	6.950	(b)	06/16/25	183,750
	520,000	6.950		06/16/25	477,750

					8,609,375

	Ghana(b) – 0.3%
	Republic of Ghana (NR/B1)
	4,290,000	10.750		10/14/30	5,009,004

	Guatemala – 1.9%
	Republic of Guatemala (BB/Ba1)
	3,300,000	5.750	(b)	06/06/22	3,696,000
	5,740,000	5.750		06/06/22	6,428,800
	6,440,000	4.500	(b)	05/03/26	6,705,650
	7,070,000	4.500		05/03/26	7,361,637
	7,720,000	4.875		02/13/28	8,356,900

					32,548,987

	Honduras – 1.2%
	Republic of Honduras (B+/B2)
	9,010,000	8.750	(b)	12/16/20	10,338,975
	6,018,000	8.750		12/16/20	6,905,655
	1,310,000	7.500	(b)	03/15/24	1,478,662
	1,128,000	7.500		03/15/24	1,273,230

					19,996,522

	Hungary – 4.9%
	Hungary Government Bond (BBB-/Ba1)
EUR	5,780,000	4.375		07/04/17	6,711,253
	$1,810,000	4.125		02/19/18	1,871,088
EUR	7,340,000	5.750		06/11/18	9,042,548
	$870,000	4.000		03/25/19	912,413
	28,770,000	6.250		01/29/20	32,330,287
	3,680,000	6.375		03/29/21	4,264,200
	3,830,000	5.375		02/21/23	4,390,137
	7,980,000	5.750		11/22/23	9,396,450

	Sovereign Debt Obligations – (continued)
	Hungary – (continued)
	Hungary Government Bond (BBB-/Ba1) – (continued)
	$6,470,000	5.375%		03/25/24	$7,513,287
	4,340,000	7.625		03/29/41	6,792,100

					83,223,763

	Indonesia – 8.2%
	Perusahaan Penerbit SBSN (NR/Baa3)
	3,190,000	4.350		09/10/24	3,434,546
	Perusahaan Penerbit SBSN (BB+/Baa3)
	360,000	3.300		11/21/22	370,336
	250,000	4.325	(b)	05/28/25	268,250
	3,449,000	4.325		05/28/25	3,700,777
	1,130,000	4.550	(b)	03/29/26	1,224,773
	Republic of Indonesia (BB+/Baa3)
	2,970,000	6.875		01/17/18	3,162,515
	10,094,000	11.625		03/04/19	12,371,307
	8,785,000	5.875		03/13/20	9,811,176
	2,170,000	4.875		05/05/21	2,385,481
EUR	3,760,000	2.625	(b)	06/14/23	4,434,983
	$610,000	5.375		10/17/23	702,842
	24,054,000	5.875		01/15/24	28,349,563
	13,070,000	4.125		01/15/25	13,949,219
EUR	7,860,000	3.375		07/30/25	9,568,999
	$15,380,000	4.750	(b)	01/08/26	17,206,375
EUR	2,430,000	3.750	(b)	06/14/28	2,989,064
	1,790,000	3.750		06/14/28	2,201,821
	$330,000	6.625		02/17/37	431,864
	5,574,000	7.750		01/17/38	8,051,922
	8,789,000	5.250		01/17/42	10,049,694
	1,340,000	4.625		04/15/43	1,430,852
	1,560,000	6.750		01/15/44	2,135,687
	390,000	5.125		01/15/45	444,050
	1,980,000	5.950		01/08/46	2,509,769

					141,185,865

	Ivory Coast(c)(f) – 0.3%
	Republic of Ivory Coast (NR/NR)
	4,633,200	5.750		12/31/32	4,563,702

	Kazakhstan – 1.0%
	Republic of Kazakhstan (BBB-/Baa3)
	2,750,000	3.875		10/14/24	2,873,750
	3,460,000	5.125		07/21/25	3,892,500
	920,000	5.125	(b)	07/21/25	1,035,000
	240,000	4.875		10/14/44	250,200
	810,000	4.875	(b)	10/14/44	844,425
	6,450,000	6.500	(b)	07/21/45	8,046,375

					16,942,250

	Kenya – 0.4%
	Republic of Kenya (B+/NR)
	6,817,000	6.875		06/24/24	6,689,181
	720,000	6.875	(b)	06/24/24	706,500

					7,395,681

	Latvia – 0.2%
	Republic of Latvia (A-/A3)
	2,723,000	5.250		02/22/17	2,761,381

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Macedonia – 1.0%
	Republic of Macedonia (BB-/NR)
EUR	4,530,000	4.875	%(b)	12/01/20	$5,385,117
	216,000	3.975		07/24/21	248,406
	3,530,000	5.625		07/26/23	4,260,709
	5,640,000	5.625	(b)	07/26/23	6,807,478

	16,701,710

	Mexico – 4.7%
	United Mexican States (NR/NR)(d)
MXN	379,126,400	0.000		10/20/16	19,501,113
	United Mexican States (NR/A3)
	47,442,000	4.750		06/14/18	2,420,298
	United Mexican States (A/A3)
	334,700	10.000		12/05/24	21,803
	4,382,200	7.500		06/03/27	249,270
	10,713,200	8.500		05/31/29	660,325
	58,940,100	7.750		11/23/34	3,455,592
	United Mexican States (BBB+/A3)
	$8,090,000	5.950		03/19/19	8,990,012
	200,000	3.625		03/15/22	210,500
	20,680,000	4.000		10/02/23	22,117,260
	5,130,000	4.125		01/21/26	5,522,445
	7,468,000	4.750		03/08/44	7,766,720
	6,290,000	4.350		01/15/47	6,187,787
EUR	1,320,000	4.000		03/15/49	1,403,120
	$2,632,000	5.750		10/12/49	2,783,340

	81,289,585

	Mongolia – 0.4%
	Republic of Mongolia (B-/B3)
	1,010,000	10.875	(b)	04/06/21	1,081,963
	5,874,000	5.125		12/05/22	5,125,065

	6,207,028

	Montenegro(b) – 0.1%
	Republic of Montenegro (B+/B1)
EUR	1,360,000	3.875		03/18/20	1,531,575

	Namibia(b) – 0.1%
	Republic of Namibia (NR/Baa3)
	$1,930,000	5.250		10/29/25	2,040,975

	Nigeria – 0.4%
	Republic of Nigeria (B/NR)
	493,000	6.750		01/28/21	496,698
	5,970,000	6.375		07/12/23	5,880,450

	6,377,148

	Oman – 0.1%
	Oman Government International Bond (BBB-/Baa1)
	1,540,000	4.750		06/15/26	1,540,770

	Pakistan – 1.0%
	Islamic Republic of Pakistan (NR/B3)
	3,720,000	8.250		09/30/25	4,116,254
	Islamic Republic of Pakistan (B-/B3)
	1,830,000	6.875		06/01/17	1,871,175
	1,070,000	6.875	(b)	06/01/17	1,094,075
	2,650,000	6.750	(b)	12/03/19	2,793,206

	Sovereign Debt Obligations – (continued)
	Pakistan – (continued)
	Islamic Republic of Pakistan (B-/B3) – (continued)
	$5,100,000	8.250%		04/15/24	$5,585,698
	560,000	8.250	(b)	04/15/24	613,332
	380,000	7.875		03/31/36	375,136

	16,448,876

	Panama – 0.1%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	997,372

	Paraguay – 1.6%
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,793,635
	3,930,000	5.000	(b)	04/15/26	4,224,750
	2,745,000	5.000		04/15/26	2,950,875
	6,500,000	6.100		08/11/44	7,345,000

	27,314,260

	Philippines – 0.2%
	Republic of Philippines (BBB/Baa2)
	1,260,000	9.875		01/15/19	1,496,250
	1,409,000	8.375		06/17/19	1,662,690

	3,158,940

	Romania – 0.4%
	Republic of Romania (BBB-/Baa3)
EUR	5,110,000	2.875		05/26/28	6,213,891

	Russia – 3.0%
	Russian Federation (NR/NR)
	$37,200,000	4.750		05/27/26	40,101,600
	Russian Federation (BB+/Ba1)
	800,000	4.500	(b)	04/04/22	861,600
	2,000,000	4.875	(b)	09/16/23	2,198,000
	6,000,000	4.875		09/16/23	6,594,000
	1,000,000	5.625		04/04/42	1,152,500

	50,907,700

	Serbia – 0.3%
	Republic of Serbia (BB-/B1)
	4,480,000	7.250		09/28/21	5,219,200

	South Africa – 2.2%
	Republic of South Africa (NR/NR)
	1,540,000	4.300		10/12/28	1,524,600
	1,390,000	5.000		10/12/46	1,391,737
	Republic of South Africa (NR/Baa2)
	2,361,000	4.875		04/14/26	2,479,050
	Republic of South Africa (BBB-/Baa2)
	4,090,000	6.875		05/27/19	4,570,575
	170,000	5.500		03/09/20	185,088
	3,480,000	5.875		05/30/22	3,919,350
	2,540,000	4.665		01/17/24	2,676,525
	19,015,000	5.875	(e)	09/16/25	21,486,950

	38,233,875

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Sri Lanka – 2.1%
Republic of Sri Lanka (B+/B1)
$1,180,000	6.000	%(b)	01/14/19	$1,214,739
360,000	6.000		01/14/19	370,598
1,222,000	6.250	(b)	10/04/20	1,278,750
1,260,000	6.250		10/04/20	1,318,514
7,814,000	6.250		07/27/21	8,165,865
530,000	5.750		01/18/22	541,925
7,300,000	5.750	(b)	01/18/22	7,464,250
7,600,000	6.850	(b)	11/03/25	8,165,972
2,660,000	6.850		11/03/25	2,858,090
4,530,000	6.825	(b)	07/18/26	4,875,594

36,254,297

Trinidad and Tobago(b) – 0.0%
Republic of Trinidad and Tobago (A-/Baa3)
720,000	4.500		08/04/26	742,500

Turkey – 4.6%
Republic of Turkey (NR/Ba1)
18,383,000	5.750		03/22/24	19,807,682
4,546,000	4.250		04/14/26	4,455,080
6,790,000	4.875		10/09/26	6,942,775
2,330,000	4.875		04/16/43	2,178,550
650,000	6.625		02/17/45	760,500
5,364,000	7.500		07/14/17	5,578,560
6,700,000	7.000		06/05/20	7,437,000
3,090,000	5.125		03/25/22	3,221,325
19,066,000	6.250		09/26/22	20,972,600
6,009,000	7.375		02/05/25	7,120,665
610,000	8.000		02/14/34	789,188

79,263,925

Ukraine(b) – 0.1%
Ukraine Government Bond (B-/NR)(a)
3,074,000	0.000		05/31/40	983,680
Ukraine Government Bond (B-/Caa3)
1,769,000	7.750		09/01/20	1,731,409

2,715,089

United Arab Emirates – 1.0%
Abu Dhabi Government International Bond (AA/NR)
8,910,000	2.125		05/03/21	8,965,687
7,890,000	3.125		05/03/26	8,233,215

17,198,902

Venezuela – 1.9%
Republic of Venezuela (CCC/Caa3)
299,000	7.000		12/01/18	210,795
9,340,000	7.750		10/13/19	5,767,450
9,991,000	9.000		05/07/23	5,082,921
21,371,600	8.250		10/13/24	10,578,942
9,850,000	7.650		04/21/25	4,752,625
10,848,000	9.250		05/07/28	5,586,720
80,000	9.375		01/13/34	41,300

32,020,753

Sovereign Debt Obligations – (continued)
Vietnam(b) – 0.6%
Socialist Republic of Vietnam (BB-/B1)
$8,840,000	6.750%		01/29/20	$9,854,832

Zambia – 2.5%
Republic of Zambia (B/NR)
8,802,000	5.375		09/20/22	7,734,757
10,950,000	8.500		04/14/24	10,758,375
4,660,000	8.970	(b)	07/30/27	4,595,925
19,440,000	8.970		07/30/27	19,172,700

42,261,757

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,119,624,202)				$1,168,722,466

Foreign Debt Obligation – 0.0%
Supranational – 0.0%
Corporacion Andina de Fomento (AA-/Aa3)
$550,000	1.500%		08/08/17	$551,303
(Cost $550,851)

Corporate Obligations – 26.6%
Argentina – 0.3%
Cablevision SA (NR/B3)(f)
$1,060,000	6.500%		06/15/21	$1,105,050
1,600,000	6.500	(b)	06/15/21	1,668,000
YPF SA (NR/B3)
2,780,000	8.875		12/19/18	3,078,850

5,851,900

Azerbaijan – 0.3%
State Oil Company of the Azerbaijan Republic (BB/Ba1)
3,960,000	4.750		03/13/23	3,905,550
State Oil Company of the Azerbaijan Republic (BB/NR)
1,040,000	6.950		03/18/30	1,123,200

5,028,750

Brazil – 2.4%
Banco do Brasil SA (B-/B2)(a)(f)
8,360,000	9.000		06/29/49	7,136,932
Banco do Brasil SA (B-/NR)(a)(f)
3,410,000	6.250		10/29/49	2,378,475
Brazil Minas SPE via State of Minas Gerais (BB/NR)
12,200,000	5.333	(b)	02/15/28	11,956,000
597,000	5.333		02/15/28	585,060
Independencia International Ltd. (NR/NR)(b)(h)
1,277,436	12.000		12/30/16	—
Petrobras Global Finance BV (B+/B3)
5,830,000	5.750		01/20/20	5,972,281
8,010,000	4.875		03/17/20	8,045,404
150,000	5.375		01/27/21	148,050
3,350,000	8.375		05/23/21	3,655,017
Raizen Energy Finance Ltd. (BBB-/Ba1)
450,000	7.000		02/01/17	457,313

40,334,532

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	British Virgin Islands(b) – 0.0%
	Arcos Dorados Holdings, Inc. (NR/B1)
	$265,000	6.625%		09/27/23	$274,275

	Chile – 1.6%
	AES Gener SA (BBB-/Baa3)
	1,320,000	5.250	(b)	08/15/21	1,400,850
	129,000	5.250		08/15/21	136,901
	Banco del Estado de Chile (AA-/Aa3)
	2,420,000	4.125	(b)	10/07/20	2,592,425
	970,000	3.875	(b)	02/08/22	1,036,688
	1,660,000	3.875		02/08/22	1,774,125
	Embotelladora Andina SA (BBB/NR)(b)
	980,000	5.000		10/01/23	1,089,065
	Engie Energia Chile SA (BBB/NR)
	1,270,000	5.625	(b)	01/15/21	1,409,700
	430,000	5.625		01/15/21	477,300
	GNL Quintero SA (BBB/Baa2)
	5,920,000	4.634	(b)	07/31/29	6,171,600
	740,000	4.634		07/31/29	771,450
	Itau CorpBanca (BBB+/A3)
	690,000	3.875		09/22/19	716,738
	4,071,000	3.875	(b)	09/22/19	4,228,751
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	793,000	3.625		04/03/23	779,174
	290,000	4.375	(f)	01/28/25	291,280
	3,991,000	4.375	(b)(f)	01/28/25	4,008,620

					26,884,667

	Colombia – 0.4%
	Banco de Bogota SA (BBB-/Baa2)
	1,450,000	5.000	(b)	01/15/17	1,459,425
	4,324,000	5.000		01/15/17	4,352,106
	Ecopetrol SA (BBB/Baa3)
	70,000	7.375		09/18/43	73,675
	Millicom International Cellular SA (NR/Ba2)(f)
	200,000	4.750		05/22/20	201,500

					6,086,706

	Costa Rica – 0.9%
	Banco de Costa Rica (NR/Ba1)
	4,870,000	5.250	(b)	08/12/18	5,010,012
	1,010,000	5.250		08/12/18	1,039,038
	Banco Nacional de Costa Rica (NR/Ba1)
	3,000,000	4.875	(b)	11/01/18	3,071,250
	380,000	4.875		11/01/18	389,025
	5,690,000	6.250	(b)	11/01/23	5,897,685

					15,407,010

	Dominican Republic(f) – 0.2%
	Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
	3,932,000	9.750		11/13/19	4,123,685

	Ecuador(a) – 0.2%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B/NR)
	2,857,895	6.487		09/24/19	2,765,013

	Corporate Obligations – (continued)
	Guatemala(f) – 0.2%
	Central American Bottling Corp. (BB/Ba2)
	$2,050,000	6.750	%(b)	02/09/22	$2,134,563
	604,000	6.750		02/09/22	628,915

					2,763,478

	Hong Kong – 0.2%
	China Unicom Ltd. (NR/NR)
CNH	8,770,000	4.000		04/16/17	1,311,925
	Wharf Finance Ltd. (NR/NR)
	$1,980,000	4.625		02/08/17	1,999,963

					3,311,888

	Hungary(b) – 0.2%
	MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	2,510,000	6.250		10/21/20	2,836,300

	India(b)(f) – 0.2%
	Greenko Investment Co. (B+/NR)
	4,260,000	4.875		08/16/23	4,164,150

	Indonesia – 0.5%
	Listrindo Capital BV (BB/Ba2)(b)(f)
	3,450,000	4.950		09/14/26	3,458,625
	Pertamina Persero PT (BB+/Baa3)(b)
	2,930,000	5.625		05/20/43	3,074,434
	Perusahaan Gas Negara Persero Tbk PT (BB+/Baa3)
	1,940,000	5.125		05/16/24	2,098,886

					8,631,945

	Ireland – 0.3%
	MTS International Funding Ltd. (BB+/Ba1)
	2,943,000	5.000		05/30/23	3,075,435
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Ba1)
	2,250,000	4.204	(b)	02/13/18	2,292,188
	240,000	4.204		02/13/18	244,500

					5,612,123

	Israel – 0.5%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)(b)
	1,200,000	2.803		12/30/16	1,200,000
	1,200,000	3.839		12/30/18	1,249,500
	Teva Pharmaceutical Finance Netherlands III BV (BBB/Baa2)
	4,490,000	1.400		07/20/18	4,476,063
	980,000	1.700		07/19/19	977,782

					7,903,345

	Italy(f) – 0.9%
	Wind Acquisition Finance SA (BB/Ba3)
EUR	150,000	4.000		07/15/20	171,030
	Wind Acquisition Finance SA (B/Caa1)
	6,440,000	7.000		04/23/21	7,561,363
	$5,914,000	7.375		04/23/21	6,194,915
	640,000	7.375	(b)	04/23/21	670,400

					14,597,708

	Ivory Coast – 0.5%
	Agromercantil Senior Trust (BB/NR)(b)
	3,420,000	6.250		04/10/19	3,543,975

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Ivory Coast – (continued)
	Comcel Trust via Comunicaciones Celulares SA (NR/Ba1)(f)
	$4,390,000	6.875%		02/06/24	$4,477,800
	Comunicaciones Celulares SA (NR/Ba1)(b)(f)
	810,000	6.875		02/06/24	826,200

					8,847,975

	Jamaica(f) – 0.6%
	Digicel Ltd. (NR/B1)
	4,200,000	6.000	(b)	04/15/21	3,689,280
	3,200,000	6.000		04/15/21	2,810,880
	580,000	6.750		03/01/23	513,300
	4,500,000	6.750	(b)	03/01/23	3,982,500

					10,995,960

	Japan – 0.3%
	SoftBank Group Corp. (BB+/Ba1)
	2,300,000	4.500	(b)	04/15/20	2,380,500
	2,990,000	4.500		04/15/20	3,094,650

					5,475,150

	Kazakhstan – 0.8%
	Kazakhstan Temir Zholy Finance BV (BB/Baa3)
	500,000	6.950		07/10/42	543,250
	KazMunayGas National Co. JSC (BB/Baa3)
	11,640,000	9.125		07/02/18	12,822,973

					13,366,223

	Luxembourg – 2.4%
	Altice Financing SA (BB-/B1)(b)(f)
	400,000	6.500		01/15/22	422,000
	1,160,000	6.625		02/15/23	1,187,550
	1,700,000	7.500		05/15/26	1,770,125
	Gazprom Neft OAO Via GPN Capital SA (BB+/Ba1)(b)
	7,987,000	6.000		11/27/23	8,605,993
	Gazprom OAO Via Gaz Capital SA (BB+/Ba1)
	6,400,000	9.250	(g)	04/23/19	7,360,000
	10,860,000	7.288		08/16/37	12,774,075
	MHP SA (B-/NR)
	1,420,000	8.250		04/02/20	1,364,975
	Severstal OAO Via Steel Capital SA (BBB-/Ba1)
	3,300,000	6.700		10/25/17	3,450,480
	Tupy Overseas SA (BB-/NR)(f)
	3,450,000	6.625	(b)	07/17/24	3,450,000
	1,259,000	6.625		07/17/24	1,259,000

					41,644,198

	Malaysia – 0.1%
	1MDB Global Investments Ltd. (A-/NR)
	2,400,000	4.400		03/09/23	2,112,000

	Mexico – 5.7%
	America Movil SAB de CV (A-/A2)
MXN	19,010,000	6.000		06/09/19	966,792
	Cemex Finance LLC (B+/NR)(f)
EUR	3,950,000	4.625		06/15/24	4,548,161
	Cemex SAB de CV (B+/NR)(b)(f)
	1,300,000	4.750		01/11/22	1,502,339

	Corporate Obligations – (continued)
	Mexico – (continued)
	Corporacion Geo SA (NR/NR)
	$312,982	8.000%		04/13/21	$—
	Gruma SAB de CV (BBB/NR)(b)(f)
	2,220,000	4.875		12/01/24	2,369,850
	Grupo Cementos de Chihuahua SAB de CV (BB-/NR)(b)(f)
	710,000	8.125		02/08/20	752,600
	Metalsa SA de CV (BB+/NR)(b)
	2,220,000	4.900		04/24/23	2,128,425
	Mexico City Airport Trust (BBB+/Baa1)(b)(f)
	1,340,000	4.250		10/31/26	1,341,675
	Petroleos Mexicanos (BBB+/Baa3)
	5,500,000	5.750		03/01/18	5,783,250
	1,640,000	5.500	(b)	02/04/19	1,730,200
	1,530,000	5.500		02/04/19	1,614,150
	1,610,000	8.000		05/03/19	1,811,250
	1,630,000	3.500		07/23/20	1,633,097
	3,930,000	6.375	(b)	02/04/21	4,266,015
	3,509,000	6.375		02/04/21	3,809,019
	35,000	4.875		01/24/22	35,613
	290,000	3.500		01/30/23	273,108
EUR	12,220,000	5.125		03/15/23	15,340,291
	$430,000	4.875		01/18/24	435,375
	380,000	4.500		01/23/26	368,676
	6,430,000	6.875	(b)	08/04/26	7,249,825
	21,041,000	6.875		08/04/26	23,723,727
	260,000	6.625		06/15/35	263,341
	1,570,000	6.500		06/02/41	1,516,118
	1,894,000	5.500		06/27/44	1,623,347
	330,000	6.375		01/23/45	316,800
	190,000	5.625		01/23/46	165,737
	3,050,000	6.750	(b)	09/21/47	3,050,000
	Sigma Alimentos SA de CV (BBB/Baa3)(b)(f)
	5,630,000	4.125		05/02/26	5,644,075
	Trust F/1401 (NR/Baa2)(b)(f)
	500,000	5.250		01/30/26	520,000
	1,810,000	6.950		01/30/44	1,859,775

					96,642,631

	Netherlands – 0.7%
	Greenko Dutch BV (B+/NR)(b)(f)
	3,830,000	8.000		08/01/19	4,096,089
	Listrindo Capital BV (BB/Ba2)(f)
	3,812,000	6.950		02/21/19	3,945,420
	Lukoil International Finance BV (BBB-/Ba1)
	1,480,000	3.416		04/24/18	1,500,350
	1,650,000	6.125		11/09/20	1,817,063
	620,000	4.563		04/24/23	641,700
	Majapahit Holding BV (BB/Baa3)
	494,000	7.750		10/17/16	494,410
	100,000	7.250		06/28/17	103,579

					12,598,611

	Panama(b) – 0.0%
	Autoridad Canal De Panam (A-/A2)
	380,000	4.950		07/29/35	431,300

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Paraguay – 0.7%
	Banco Continental SAECA (BB/Ba1)(f)
	$1,900,000	8.875	%(b)	10/15/17	$1,900,093
	1,990,000	8.875		10/15/17	1,993,652
	Banco Regional SAECA (BB-/Ba1)
	4,670,000	8.125	(b)	01/24/19	5,014,412
	905,000	8.125		01/24/19	971,744
	Telefonica Celular del Paraguay SA (NR/Ba3)(f)
	2,700,000	6.750		12/13/22	2,791,125

					12,671,026

	Peru – 0.8%
	Abengoa Transmision Sur SA (BBB/NR)(b)
	5,160,000	6.875		04/30/43	5,476,050
	Corp Financiera de Desarrollo SA (BBB+/NR)
	2,478,000	4.750		02/08/22	2,704,118
	Corp Lindley S.A. (BBB/NR)
	1,630,000	6.750	(b)	11/23/21	1,850,050
	3,560,000	6.750		11/23/21	4,040,600
	120,000	4.625	(b)	04/12/23	124,593

					14,195,411

	Philippines – 0.2%
	Energy Development Corp. (NR/NR)
	2,625,000	6.500		01/20/21	2,975,095

	Russia(a)(f) – 0.3%
	Sberbank of Russia Via SB Capital SA (NR/NR)
	5,290,000	5.500		02/26/24	5,329,675

	Singapore – 0.1%
	China Resources Cement Holdings Ltd. (NR/Aa1)
	1,240,000	2.125		10/05/17	1,244,966

	South Africa – 0.3%
	ZAR Sovereign Capital Fund Propriety Ltd. (BBB-/Baa2)
	5,440,000	3.903		06/24/20	5,630,400

	South Korea – 0.5%
	Kookmin Bank (A+/A1)
	790,000	1.625		07/14/17	791,200
	6,930,000	1.625	(b)	08/01/19	6,933,520
	Korea Southern Power Co. Ltd. (NR/Aa2)
	240,000	1.875		02/05/18	241,006

					7,965,726

	Turkey – 0.2%
	Export Credit Bank of Turkey (BB/Ba1)
	270,000	5.375	(b)	11/04/16	270,610
	2,240,000	5.375		11/04/16	2,245,062
	Hazine Mustesarligi Varlik Kiralama AS (NR/Ba1)
	208,000	2.803		03/26/18	208,021

					2,723,693

	United Arab Emirates – 0.5%
	Aabar Investments PJSC (NR/NR)
EUR	100,000	1.000		03/27/22	80,881
	Dolphin Energy Ltd. (NR/A1)
	$296,800	5.888		06/15/19	314,608
	3,580,000	5.500		12/15/21	4,103,575

	Corporate Obligations – (continued)
	United Arab Emirates – (continued)
	Ruwais Power Co. PJSC (A-/A3)(b)
	$3,700,000	6.000%		08/31/36	$4,504,750

					9,003,814

	United States – 0.6%
	Brazil Loan Trust 1 (BB/NR)(b)
	9,179,315	5.477		07/24/23	9,236,686
	New Cotai LLC/New Cotai Capital Corp. (NR/NR)(b)(f)(i)
	1,334,102	10.625		05/01/19	654,683
	The Bank of New York Mellon SA (D/NR)(h)
	400,000	9.625	(b)	05/02/21	—
	520,000	9.625		05/03/21	—

					9,891,369

	Venezuela – 1.9%
	Petroleos de Venezuela SA (CCC/NR)
	9,500,000	9.000		11/17/21	5,368,450
	26,020,000	6.000		05/16/24	10,928,400
	35,315,000	6.000		11/15/26	14,828,768
	5,020,000	5.375		04/12/27	2,089,826
	390,000	5.500		04/12/37	159,413

					33,374,857

	Vietnam(f) – 0.1%
	Debt and Asset Trading Corp. (NR/NR)
	1,960,000	1.000		10/10/25	1,128,245

	TOTAL CORPORATE OBLIGATIONS
	(Cost $449,097,466)				$454,825,800

	Structured Note – 0.3%
	Brazil – 0.3%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	15,858,332	6.000%		08/15/40	$4,992,048
	(Cost $8,522,815)

	Municipal Debt Obligations – 1.0%
	Puerto Rico – 1.0%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)(f)
	$975,000	6.000%		07/01/44	$748,313
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)(f)
	305,000	5.125		07/01/37	228,750
	640,000	5.250		07/01/42	483,200
	80,000	6.000		07/01/47	61,200
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CC/Caa3)(f)
	305,000	5.000		07/01/33	228,750
	Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (D/Caa3)(f)
	105,000	5.250		07/01/26	64,313

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 1.0%
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)(f)
$135,000	5.500%		07/01/32	$83,531
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)(f)
135,000	6.000		07/01/39	85,219
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
110,000	4.000		07/01/21	66,138
140,000	4.500	(f)	07/01/26	83,650
1,210,000	5.500	(f)	07/01/26	748,687
390,000	5.000	(f)	07/01/41	235,950
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (D/Caa3)(f)
1,385,000	5.750		07/01/38	862,162
Puerto Rico Commonwealth GO Bonds Series 2008 A (D/Caa3)(f)
1,315,000	5.375		07/01/33	808,725
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(f)
3,205,000	8.000		07/01/35	2,095,269
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)(f)
4,600,000	5.500		08/01/22	2,426,500
4,210,000	5.250		08/01/27	2,210,250
340,000	6.750		08/01/32	190,400
2,990,000	5.750		08/01/37	1,584,700
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)(f)
3,965,000	5.500		08/01/37	2,091,537
240,000	5.375		08/01/39	126,000
260,000	5.500		08/01/42	137,150
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)(f)
1,620,000	5.500		08/01/40	854,550
1,410,000	5.250		08/01/41	740,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)(f)
720,000	5.000		08/01/43	374,400
90,000	5.250		08/01/43	47,250

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $22,246,829)				$17,666,844

U.S. Treasury Obligations – 0.6%
United States Treasury Bonds
$5,600,000	2.875	%(j)	08/15/45	$6,241,592
2,510,000	2.250		08/15/46	2,465,498
United States Treasury Note
900,000	1.375		04/30/21	909,540

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,806,294)				$9,616,630

Shares	Distribution Rate	Value
Investment Company(a)(k) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,669,180	0.290%	$3,669,180
(Cost $3,669,180)

TOTAL INVESTMENTS – 97.1%
(Cost $1,612,517,637)		$1,660,044,271

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (1.0)%
Citigroup Reverse Repurchase Agreement (NR/NR)
$(2,127,375)	(0.250)%	08/25/17	$(2,127,375)
(5,775,000)	(0.250)	09/25/17	(5,775,000)
JPMorgan Chase & Co. Repurchase Agreement (NR/NR)
(4,676,400)	(0.150)	10/05/16	(4,676,400)
(4,676,400)	(0.150)	09/12/17	(4,676,400)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(17,255,175))			$(17,255,175)

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%			66,314,901

NET ASSETS – 100.0%			$1,709,103,997

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $389,628,709, which represents approximately 22.8% of net assets as of September 30, 2016.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2016.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2016, the value of securities pledged amounted to $12,465,950.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2016.
(h)	Security is currently in default and/or non-income producing.
(i)	Pay-in-kind securities.
(j)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(k)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
ARS	—Argentine Peso
BRL	—Brazilian Real
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
EURO	—Euro Offered Rate
GO	—General Obligation
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CZK	63,404,040	EUR	2,352,000	$2,683,835	06/21/17	$8,916
	KRW	3,148,267,125	USD	2,843,000	2,857,041	10/28/16	14,041
	PLN	12,691,191	EUR	2,932,553	3,313,847	12/21/16	6,781
	USD	5,546,000	BRL	17,977,414	5,521,161	10/04/16	24,839
Barclays Bank PLC	IDR	105,941,789,917	USD	7,933,932	8,113,522	10/27/16	179,591
	IDR	100,006,541,635	USD	7,553,364	7,646,345	11/10/16	92,980
BNP Paribas SA	ARS	22,834,400	USD	1,437,482	1,470,578	10/21/16	33,096
	ARS	26,926,213	USD	1,672,436	1,713,281	11/14/16	40,846
	ARS	52,912,988	USD	3,342,577	3,354,337	11/21/16	11,760
	EUR	1,199,000	PLN	5,163,824	1,352,123	12/21/16	3,777
	KRW	2,038,010,208	USD	1,836,989	1,849,516	10/26/16	12,528
	PEN	8,672,416	USD	2,553,564	2,560,216	10/12/16	6,652
	PLN	10,541,000	HUF	750,699,135	2,752,402	12/21/16	12,793
	PLN	56,885,689	USD	14,660,126	14,853,645	12/21/16	193,519
	USD	12,658,841	TRY	38,327,172	12,563,197	12/21/16	95,644
Citibank NA (London)	AED	100,272,386	USD	27,277,581	27,289,817	12/07/16	12,237
	CZK	127,075,060	EUR	4,715,216	5,378,972	06/21/17	16,377

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London) (continued)	INR	322,048,520	USD	4,788,648	$4,818,373	10/26/16	$29,725
	RUB	178,098,836	USD	2,763,000	2,828,446	10/11/16	65,446
	RUB	530,260,722	USD	8,094,718	8,387,914	10/27/16	293,195
	TWD	44,016,146	USD	1,402,610	1,406,963	10/07/16	4,353
	USD	10,404,227	KRW	11,354,133,361	10,304,487	10/20/16	99,740
	USD	16,667,601	MXN	305,260,436	15,719,138	10/13/16	948,462
	ZAR	15,961,677	USD	1,141,000	1,144,577	12/21/16	3,577
Credit Suisse International (London)	RUB	491,572,639	USD	7,491,012	7,787,486	10/21/16	296,475
Deutsche Bank AG (London)	COP	3,338,800,500	USD	1,137,000	1,150,971	10/31/16	13,971
	EUR	1,307,477	PLN	5,633,983	1,474,453	12/21/16	3,342
	IDR	45,657,825,710	USD	3,448,476	3,491,834	11/08/16	43,358
	KRW	6,079,394,430	USD	5,413,000	5,518,802	10/04/16	105,802
	KRW	6,212,435,090	USD	5,546,000	5,638,119	10/20/16	92,119
	PLN	10,649,012	EUR	2,451,000	2,780,605	12/21/16	16,591
	TWD	87,922,513	USD	2,773,000	2,814,374	10/24/16	41,374
HSBC Bank PLC	KRW	3,086,687,306	USD	2,773,000	2,801,357	10/19/16	28,357
	MYR	22,140,650	USD	5,341,274	5,358,169	11/18/16	16,895
	USD	5,530,747	TWD	171,298,283	5,483,208	10/24/16	47,538
JPMorgan Chase Bank (London)	CNH	18,710,575	USD	2,774,000	2,789,646	12/21/16	15,646
	INR	180,347,577	USD	2,673,000	2,697,918	10/27/16	24,918
	INR	191,344,295	USD	2,851,000	2,859,897	11/03/16	8,897
	KRW	1,994,944,380	USD	1,804,000	1,810,987	10/04/16	6,987
	USD	20,019,864	MXN	374,972,045	19,292,403	10/20/16	727,461
	USD	2,811,000	ZAR	38,881,274	2,788,091	12/21/16	22,909
	ZAR	16,341,883	USD	1,147,000	1,171,841	12/21/16	24,841
Morgan Stanley & Co. International PLC	BRL	8,998,053	USD	2,733,000	2,763,451	10/04/16	30,451
	HUF	798,904,827	EUR	2,571,000	2,915,531	12/21/16	16,192
	IDR	32,934,738,000	USD	2,466,283	2,522,298	10/27/16	56,015
	MXN	325,720,218	USD	16,554,346	16,772,698	10/13/16	218,352
	RUB	164,725,162	USD	2,544,254	2,605,700	10/27/16	61,447
	USD	9,173,363	BRL	29,516,269	9,064,935	10/04/16	108,428
	USD	2,202,892	EUR	1,954,348	2,199,544	11/10/16	3,347
	ZAR	173,082,903	USD	11,895,405	12,411,398	12/21/16	515,993
Royal Bank of Canada	BRL	11,396,826	USD	3,480,000	3,500,154	10/04/16	20,154
	USD	2,851,000	BRL	9,267,404	2,822,115	11/03/16	28,885
	USD	4,581,686	SGD	6,244,380	4,580,443	12/21/16	1,244
Royal Bank of Scotland PLC	USD	2,733,000	MXN	50,536,969	2,582,635	12/21/16	150,365
Standard Chartered Bank	CNH	111,696,147	USD	16,595,000	16,653,296	12/21/16	58,296
	CZK	7,607,178	USD	314,243	316,587	10/27/16	2,344
	USD	2,476,341	EUR	2,195,396	2,470,836	11/10/16	5,505
	USD	18,181,237	SGD	24,727,937	18,138,693	12/21/16	42,543
State Street Bank and Trust (London)	EUR	489,464	CZK	13,084,352	556,665	06/21/17	2,816
UBS AG (London)	CZK	64,413,540	EUR	2,391,000	2,726,567	06/21/17	7,292
	INR	185,934,249	USD	2,762,000	2,781,881	10/26/16	19,881
	PLN	10,626,361	EUR	2,450,000	2,774,691	12/21/16	11,804
	PLN	56,779,491	USD	14,714,668	14,825,915	12/21/16	111,247
	TWD	44,016,146	USD	1,405,593	1,408,594	10/21/16	3,001
Westpac Banking Corp.	USD	114,779,416	EUR	101,767,883	114,535,913	11/10/16	243,502
TOTAL							$5,467,460

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	ARS	10,183,880	USD	659,578	$658,575	10/13/16	$(1,002)
	MXN	227,143,323	USD	11,807,934	11,607,906	12/21/16	(200,028)
	PLN	10,911,864	EUR	2,527,000	2,849,240	12/21/16	(481)
	USD	2,762,000	TWD	86,465,791	2,767,745	10/24/16	(5,745)
Barclays Bank PLC	PHP	223,381,414	USD	4,717,166	4,618,700	10/27/16	(98,466)
	PHP	247,928,047	USD	5,168,937	5,118,145	11/18/16	(50,792)
	USD	12,115,826	SGD	16,518,415	12,116,760	12/21/16	(933)
	USD	8,857,000	ZAR	126,103,094	9,042,579	12/21/16	(185,579)
BNP Paribas SA	ARS	74,340,187	USD	4,816,339	4,809,950	10/12/16	(6,388)
	ARS	8,584,812	USD	560,183	554,879	10/14/16	(5,304)
	ARS	10,556,208	USD	675,165	666,378	11/29/16	(8,787)
	ARS	32,402,172	USD	2,063,833	2,033,077	12/12/16	(30,755)
	EUR	2,040,000	PLN	8,813,657	2,300,526	12/21/16	(842)
	MXN	417,574,496	USD	21,627,020	21,339,678	12/21/16	(287,342)
	SGD	5,544,813	USD	4,082,000	4,067,289	12/21/16	(14,711)
	USD	27,159,000	AED	100,272,386	27,289,817	12/07/16	(130,817)
	USD	6,416,376	HUF	1,772,267,351	6,467,730	12/21/16	(51,354)
	USD	1,837,535	KRW	2,038,010,208	1,850,082	10/04/16	(12,546)
	USD	8,127,110	KRW	8,983,138,317	8,152,746	10/19/16	(25,636)
Citibank NA (London)	ARS	15,178,298	USD	989,691	981,556	10/13/16	(8,135)
	ARS	11,258,384	USD	726,816	722,455	10/28/16	(4,361)
	ARS	22,473,143	USD	1,431,410	1,410,080	12/12/16	(21,331)
	BRL	9,411,100	USD	2,867,000	2,865,874	11/03/16	(1,126)
	COP	4,521,264,764	USD	1,559,245	1,557,839	11/03/16	(1,406)
	MYR	1,596,640	USD	398,692	386,726	10/20/16	(11,966)
	SGD	3,868,181	USD	2,844,000	2,837,429	12/21/16	(6,571)
	TRY	8,370,269	USD	2,762,000	2,743,676	12/21/16	(18,324)
	USD	9,143,287	KRW	10,373,058,571	9,414,035	10/21/16	(270,748)
	USD	2,805,000	KRW	3,097,477,350	2,810,994	10/26/16	(5,994)
	USD	16,310,080	MXN	319,041,414	16,428,779	10/13/16	(118,698)
	USD	2,774,000	RUB	182,544,457	2,891,866	10/21/16	(117,866)
	USD	3,859,660	TWD	122,138,941	3,909,632	10/24/16	(49,972)
	USD	15,208,328	TWD	475,564,424	15,253,531	11/22/16	(45,203)
Credit Suisse International (London)	COP	4,659,664,460	USD	1,606,000	1,605,265	11/04/16	(735)
	USD	2,831,000	RUB	181,730,949	2,875,417	10/26/16	(44,417)
Deutsche Bank AG (London)	ARS	13,137,668	USD	842,158	832,402	11/22/16	(9,756)
	BRL	9,028,527	USD	2,811,000	2,772,810	10/04/16	(38,190)
	MYR	22,140,650	USD	5,478,325	5,365,089	10/07/16	(113,236)
	PEN	9,339,244	USD	2,763,000	2,757,073	10/12/16	(5,927)
	USD	2,728,000	ILS	10,276,376	2,748,350	12/21/16	(20,350)
	USD	2,767,000	KRW	3,103,875,886	2,816,845	10/24/16	(49,845)
	USD	508,200	THB	17,618,268	508,308	10/20/16	(108)
HSBC Bank PLC	MXN	55,882,826	USD	2,861,000	2,855,829	12/21/16	(5,171)
	MYR	11,418,514	USD	2,774,177	2,764,061	11/09/16	(10,117)
	TWD	85,483,344	USD	2,747,000	2,733,354	10/11/16	(13,646)
	USD	2,080,732	INR	140,428,606	2,100,748	10/27/16	(20,016)
	USD	5,413,000	KRW	6,036,328,602	5,479,708	10/04/16	(66,708)
	USD	3,237,013	KRW	3,627,397,020	3,292,032	10/21/16	(55,019)
	USD	5,363,984	KRW	5,993,983,915	5,439,691	10/24/16	(75,707)
	USD	5,347,983	MYR	22,140,650	5,365,089	10/07/16	(17,106)
	USD	5,524,000	TWD	173,043,719	5,537,703	10/21/16	(13,703)
JPMorgan Chase Bank (London)	BRL	18,070,277	USD	5,598,777	5,549,681	10/04/16	(49,096)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
JPMorgan Chase Bank (London) (continued)	MXN	52,109,158	USD	2,763,000	$2,662,980	12/21/16	$(100,020)
	MYR	30,139,866	USD	7,460,917	7,300,248	10/20/16	(160,669)
	PHP	257,856,795	USD	5,384,880	5,335,360	10/17/16	(49,520)
	SGD	7,519,357	USD	5,524,000	5,515,677	12/21/16	(8,323)
	TRY	8,551,778	USD	2,835,000	2,803,172	12/21/16	(31,828)
Morgan Stanley & Co. International PLC	BRL	43,941,056	USD	13,441,102	13,380,957	11/03/16	(60,145)
	HKD	4,045,618	USD	521,995	521,840	11/17/16	(155)
	USD	4,195,020	BRL	13,898,939	4,232,513	11/03/16	(37,494)
	USD	2,278,026	EUR	2,028,961	2,283,519	11/10/16	(5,494)
	USD	2,747,000	RUB	178,277,553	2,831,285	10/11/16	(84,285)
	USD	2,811,000	RUB	180,603,377	2,856,869	10/27/16	(45,869)
	USD	8,593,921	TWD	268,276,447	8,604,855	11/22/16	(10,934)
Royal Bank of Scotland PLC	MXN	472,998,364	USD	25,109,080	24,172,053	12/21/16	(937,028)
	TRY	8,401,368	USD	2,805,000	2,753,870	12/21/16	(51,130)
	USD	5,522,000	MXN	108,967,752	5,568,675	12/21/16	(46,675)
Standard Chartered Bank	CNH	36,825,457	USD	5,493,000	5,490,478	12/21/16	(2,522)
State Street Bank and Trust (London)	CZK	66,280,060	EUR	2,470,371	2,805,575	06/21/17	(3,968)
UBS AG (London)	EUR	448,000	PLN	1,935,593	505,214	12/21/16	(197)
	MXN	52,532,090	USD	2,763,000	2,684,594	12/21/16	(78,406)
	MYR	14,548,799	USD	3,624,333	3,524,018	10/19/16	(100,316)
	MYR	17,339,129	USD	4,216,509	4,198,761	10/27/16	(17,749)
	MYR	13,515,151	USD	3,323,779	3,271,590	11/09/16	(52,189)
	PLN	13,035,750	EUR	3,023,000	3,403,816	12/21/16	(5,248)
	USD	48,743,915	EUR	43,228,212	48,748,834	12/21/16	(4,918)
	USD	4,282,231	KRW	4,746,425,350	4,307,670	10/19/16	(25,439)
	USD	1,404,024	TWD	44,016,146	1,406,963	10/07/16	(2,940)
	USD	6,442,215	TWD	203,574,006	6,524,111	11/10/16	(81,895)
Westpac Banking Corp.	USD	8,842,510	CNH	59,474,725	8,867,362	12/21/16	(24,851)
	USD	3,710,953	EUR	3,321,932	3,738,709	11/10/16	(27,757)
TOTAL							$(4,466,026)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	218	December 2016	$40,084,750	$(626,012)
2 Year U.S. Treasury Notes	223	December 2016	48,718,531	60,585
5 Year U.S. Treasury Notes	580	December 2016	70,479,063	244,207
10 Year U.S. Treasury Notes	450	December 2016	59,006,250	70,375
20 Year U.S. Treasury Bonds	411	December 2016	69,112,219	(715,624)
TOTAL				$(966,469)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount(a) (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	100,350	01/02/17	1 month Brazilian Interbank Deposit Average	14.220%	$—	$(43,690)
	KRW	7,739,660	11/04/17	2.060%	3 month KWCDC	—	69,102
	MYR	28,040	09/21/21	3 month KLIBOR	3.700	5,538	(86,020)
	MXN	14,640	03/03/26	6.930	Mexico Interbank TIIE 28 Days	—	31,860
Citibank NA	BRL	10,940	01/02/17	15.740	1 month Brazilian Interbank Deposit Average	—	51,875
	KRW	4,820,980	03/07/17	2.875	3 month KWCDC	—	34,063
		18,832,760	10/06/17	2.239	3 month KWCDC	—	204,851
		4,044,740	10/14/17	2.240	3 month KWCDC	—	44,070
	BRL	8,360	01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	62,686
	MYR	18,970	09/17/18	3 month KLIBOR	3.830	—	(48,156)
		11,920	09/24/18	3 month KLIBOR	3.785	—	(27,207)
		20,280	11/19/18	3 month KLIBOR	3.915	—	(61,961)
		9,040	11/21/18	3 month KLIBOR	3.960	—	(30,975)
	KRW	2,069,140	08/16/23	3 month KWCDC	3.485	—	(292,301)
	MYR	14,950	11/15/23	3 month KLIBOR	4.450	—	(196,289)
Deutsche Bank AG	KRW	4,252,430	03/03/17	2.850	3 month KWCDC	—	29,147
	MYR	19,420	09/13/18	3 month KLIBOR	3.920	—	(56,394)
	MXN	60,090	09/25/18	Mexico interbank TIIE 28 Days	5.180	—	34,298
	MYR	16,090	11/14/18	3 month KLIBOR	3.880	—	(48,420)
	BRL	25,000	01/02/23	14.558	1 month Brazilian Interbank Deposit Average	—	752,124
	MYR	5,830	08/14/23	3 month KLIBOR	4.490	—	(79,109)
JPMorgan Securities, Inc.	KRW	38,314,470	03/05/17	2.889	3 month KWCDC	—	273,833
	MYR	11,150	12/11/18	3 month KLIBOR	3.972	—	(39,250)
		6,450	08/15/23	3 month KLIBOR	4.520	—	(90,477)
	KRW	2,607,840	08/19/23	3 month KWCDC	3.563	—	(382,156)
	MYR	9,260	09/26/23	3 month KLIBOR	4.330	—	(101,733)
	KRW	1,936,610	01/15/24	3 month KWCDC	3.445	—	(287,422)
Morgan Stanley & Co. International PLC		767,460	10/13/17	2.250	3 month KWCDC	—	8,406
		3,709,820	10/14/17	2.245	3 month KWCDC	—	40,632
		3,709,830	10/14/17	2.250	3 month KWCDC	—	40,843
	MYR	23,990	11/20/18	3 month KLIBOR	3.934	—	(78,886)
		12,480	01/12/21	3 month KLIBOR	4.195	—	(98,487)
TOTAL						$5,538	$(371,143)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
PLN	287,230	09/21/18	1.614%	6 month WIBOR	$(23,676)	$(149,109)
MXN	103,600	09/25/18	Mexico Interbank TIIE 28 Days	5.190%	17	58,387
EUR	18,200	12/21/18	6 month EURO	0.000	(86,283)	(5,688)
	4,500	12/21/19	6 month EURO	0.000	(31,864)	(205)
	20,410	12/21/21	6 month EURO	0.250	(377,488)	(62,433)
MXN	80,660	03/09/22	5.500	Mexico Interbank TIIE 28 Days	(91,657)	(35,783)
EUR	34,360	12/21/23	6 month EURO	0.500	(1,109,961)	(182,973)
	20,800	12/21/26	3 month LIBOR	1.750	(390,360)	(130,832)
EUR	30,150	12/21/26	6 month EURO	0.750	(1,240,267)	(274,953)
MXN	340,880	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(411,949)	(260,086)
EUR	5,740	12/21/36	6 month EURO	1.250	(488,763)	(151,218)
	860	12/21/46	6 month EURO	1.250	(95,246)	(33,440)
	TOTAL				$(4,347,497)	$(1,228,333)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250% 10/28/17	$1,100	(1.000)%	03/20/19	0.509%	$(1,026)	$(12,545)
		2,680	(1.000)	06/20/19	0.559	(8,953)	(23,708)
	People’s Republic of China 7.500%, 10/28/27	9,500	(1.000)	12/20/20	0.844	70,865	(134,570)
		12,670	(1.000)	06/20/21	0.959	130,423	(157,852)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/17	12,630	(1.000)	03/20/19	0.509	(77,968)	(77,853)
		3,350	(1.000)	09/20/19	0.600	(28,898)	(11,431)
	People’s Republic of China 7.500%, 10/28/27	14,440	(1.000)	06/20/21	0.959	47,694	(78,955)
Citibank NA	People’s Republic of China 4.250% 10/28/17	31,240	(1.000)	03/20/19	0.509	(71,342)	(314,075)
		21,330	(1.000)	06/20/19	0.559	(40,542)	(219,413)
	People’s Republic of China 7.500%, 10/28/27	20,690	(1.000)	12/20/20	0.844	183,010	(321,751)
		79,770	(1.000)	06/20/21	0.959	493,302	(666,002)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG		$5,280	(1.000)%	12/20/20	0.844%	$40,942	$(76,348)
		28,030	(1.000)	06/20/21	0.959	102,866	(163,551)
		7,260	(1.000)	12/20/21	1.066	24,942	(2,218)
JPMorgan Securities, Inc.	People’s Republic of China 4.250% 10/28/17	10,100	(1.000)	03/20/19	0.509	(30,775)	(93,833)
		2,690	(1.000)	06/20/19	0.559	(8,326)	(24,458)
	People’s Republic of China 7.500%, 10/28/27	18,200	(1.000)	12/20/20	0.844	113,374	(235,417)
		24,990	(1.000)	06/20/21	0.959	69,035	(123,136)
Morgan Stanley & Co. International		2,430	(1.000)	12/20/21	1.066	8,348	(742)
UBS AG (London)		18,520	(1.000)	06/20/21	0.959	80,680	(120,775)
Protection Sold:
Barclays Bank PLC	Republic of Colombia, 10.375%, 01/28/2033	5,720	1.000%	12/20/19	0.976%	(152,943)	159,010
	Federative Republic of Brazil, 4.250%, 01/07/2025	60	1.000	09/20/20	2.033	(5,781)	3,445
		1,590	1.000	12/20/20	2.105	(145,651)	75,408
Citibank NA	Republic of Chile, 3.875%, 08/05/2020	11,510	1.000	12/20/20	0.706	(132,560)	275,417
	Republic of South Africa, 5.500%, 03/09/2020	4,090	1.000	12/20/20	2.105	(376,508)	195,820
Morgan Stanley & Co. International PLC		2,960	1.000	12/20/20	2.105	(271,150)	140,383
TOTAL						$13,058	$(2,009,150)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 2.2%
Energy – 0.2%
American Energy – Marcellus LLC (CCC-/Ca)
$12,175,000	5.250%	08/04/20	$6,643,045
American Energy – Marcellus LLC (CC/Ca)
3,275,000	8.500	08/04/21	266,094

			6,909,139

Energy – Exploration & Production – 0.0%
Magnum Hunter Resources, Inc. (NR/NR)(d)(i)(j)
985,305	8.000	05/06/19	955,746

Entertainment & Leisure – 0.5%
Lions Gate Entertainment Corp. (B+/Ba3)
4,207,500	1.000	06/27/17	4,207,500
14,917,500	1.000	06/27/17	14,917,500

			19,125,000

Food & Beverages – 0.3%
Shearer’s Foods, Inc. (CCC+/Caa1)
12,250,000	7.750	06/30/22	11,086,250

Health Care – Services – 0.2%
MPH Acquisition Holdings LLC (B+/B1)
8,921,902	5.000	06/07/23	9,029,232

Media – Non Cable – 0.4%
Getty Images, Inc. (CCC+/B3)
16,349,349	4.750	10/18/19	13,638,136

Retailers – 0.6%
J Crew Group, Inc. (B-/B2)
13,698,469	4.000	03/05/21	10,842,338
Neiman Marcus Group Ltd., Inc. (B-/B2)
7,163,265	4.250	10/25/20	6,581,250
True Religion Apparel, Inc. (CCC/Caa2)
8,250,750	5.875	07/30/19	3,300,300
True Religion Apparel, Inc. (CC/Caa3)
6,825,000	11.000	01/30/20	2,730,000

			23,453,888

TOTAL BANK LOANS
(Cost $103,278,731)			$84,197,391

Corporate Obligations – 92.1%
Aerospace & Defense(b) – 0.3%
TransDigm, Inc. (CCC+/B3)
$5,650,000	6.000%	07/15/22	$5,974,875
4,000,000	6.375 (c)	06/15/26	4,150,000

			10,124,875

Airlines – 0.5%
Air Canada (BB+/B2)(b)(c)
1,855,000	8.750	04/01/20	2,005,116
Continental Airlines 2012-3 Class C Pass Through Certificates (NR/Ba2)
10,000,000	6.125	04/29/18	10,500,000

Corporate Obligations – (continued)
Airlines – (continued)
VistaJet Malta Finance PLC/VistaJet Co. Finance LLC (CCC+/NR)(b)(c)
$14,450,000	7.750%	06/01/20	$6,430,250

			18,935,366

Automotive(d) – 0.0%
General Motors Liquidation Co. (NR/NR)
7,125,000	7.125	07/15/13	—
2,000,000	7.700	04/15/16	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—

			—

Automotive Parts – 1.2%
Allison Transmission, Inc. (NR/Ba3)(b)(c)
5,800,000	5.000	10/01/24	5,945,000
Gates Global LLC (B/Caa2)(b)(c)
10,000,000	6.000	07/15/22	9,475,000
IHO Verwaltungs GmbH (BB-/Ba1)(b)(c)(e)
6,861,000	4.750	09/15/26	6,895,305
Schaeffler Finance BV (BB+/Baa3)(b)(c)
2,950,000	4.750	05/15/23	3,042,188
The Goodyear Tire & Rubber Co. (BB/Ba3)(b)
8,580,000	5.000	05/31/26	8,858,850
ZF North America Capital, Inc. (BB+/Ba1)(c)
6,300,000	4.500	04/29/22	6,678,000
7,200,000	4.750	04/29/25	7,560,000

			48,454,343

Banks – 2.8%
Bank of America Corp. (BB+/Ba2)(b)(f)
7,000,000	8.000	01/30/49	7,140,000
1,830,000	8.125	05/15/49	1,875,750
14,000,000	6.250	09/05/49	14,577,500
Citigroup, Inc. (BB+/Ba2)(b)(f)
3,800,000	6.300	05/15/49	3,885,500
5,700,000	5.900	12/31/49	5,892,375
Credit Suisse Group AG (BB/NR)(b)(c)(f)
10,000,000	7.500	12/11/49	10,187,500
Deutsche Bank AG (BB+/Ba2)
1,650,000	4.500	04/01/25	1,496,621
Intesa Sanpaolo SpA (BB/Ba1)(c)
10,000,000	5.017	06/26/24	9,225,000
5,700,000	5.710	01/15/26	5,386,500
JPMorgan Chase & Co. (BBB-/Baa3)(b)(f)
4,250,000	5.000	07/01/49	4,190,500
6,790,000	6.000	08/01/49	7,087,063
7,410,000	6.100	10/01/49	7,826,812
Royal Bank of Scotland Group PLC (B/B1)(b)(f)
2,850,000	8.625	08/15/49	2,821,500
13,000,000	7.500	12/29/49	11,895,000
Royal Bank of Scotland Group PLC (B+/B1)(b)(f)
3,900,000	7.640	09/30/49	3,763,500
UBS Group AG (BB+/NR)(b)(f)
10,000,000	6.875	08/07/49	9,785,700

			107,036,821

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Building Materials – 2.3%
	American Builders & Contractors Supply Co., Inc. (B+/B3)(b)(c)
	$4,600,000	5.750%	12/15/23	$4,812,750
	Anixter, Inc. (BB/Ba3)
	6,500,000	5.500	03/01/23	6,808,750
	Atrium Windows & Doors, Inc. (B-/Caa1)(b)(c)
	9,350,000	7.750	05/01/19	8,461,750
	BMC East LLC (BB-/B3)(b)(c)
	3,050,000	5.500	10/01/24	3,057,625
	Boise Cascade Co. (BB-/B1)(b)(c)
	2,200,000	5.625	09/01/24	2,233,000
	Broadspectrum Ltd. (BB-/Ba3)(b)(c)
	1,160,000	8.375	05/15/20	1,241,200
	Builders FirstSource, Inc. (B+/B3)(b)(c)
	7,000,000	5.625	09/01/24	7,175,000
	Cemex SAB de CV (B+/NR)(b)(c)
	3,000,000	6.125	05/05/25	3,082,500
	5,000,000	7.750	04/16/26	5,510,000
	Gibraltar Industries, Inc. (BB-/B2)(b)
	5,000,000	6.250	02/01/21	5,162,500
	Masco Corp. (BBB/Ba2)(b)
	5,550,000	4.375	04/01/26	5,855,250
	Masonite International Corp. (BB/B1)(b)(c)
	6,950,000	5.625	03/15/23	7,297,500
	Summit Materials LLC/Summit Materials Finance Corp. (B/Caa1)(b)
	20,000,000	6.125	07/15/23	20,400,000
	Zachry Holdings, Inc. (B+/B2)(b)(c)
	8,400,000	7.500	02/01/20	8,505,000

				89,602,825

	Chemicals – 1.5%
	Axalta Coating Systems LLC (B+/B1)(b)(c)
	5,900,000	4.875	08/15/24	6,047,500
	Huntsman International LLC (B/B1)(b)
	2,000,000	4.875 (g)	11/15/20	2,085,000
EUR	2,500,000	5.125	04/15/21	2,930,594
	LyondellBasell Industries NV (NR/NR)(d)(f)
	2,250,000	1.000	08/15/15	530,782
	Momentive Performance Materials, Inc. (NR/NR)(b)(d)
	$3,110,000	8.875	10/15/20	—
	Nell AF SARL (NR/NR)(c)
	10,625,000	8.375	12/30/49	1,912,500
	PolyOne Corp. (BB-/Ba3)
	4,000,000	5.250	03/15/23	4,140,000
	PQ Corp. (B+/B2)(b)(c)
	5,850,000	6.750	11/15/22	6,215,625
	Valvoline, Inc. (B+/Ba3)(b)(c)
	4,150,000	5.500	07/15/24	4,316,000
	Versum Materials, Inc. (BB-/Ba3)(b)(c)
	15,810,000	5.500	09/30/24	16,284,300
	WR Grace & Co. (BB+/Ba3)(c)
	6,000,000	5.125	10/01/21	6,375,000
	8,000,000	5.625	10/01/24	8,620,000

				59,457,301

	Corporate Obligations – (continued)
	Conglomerates(b) – 0.4%
	Park-Ohio Industries, Inc. (B-/B3)
	$15,000,000	8.125%	04/01/21	$15,375,000

	Construction Machinery(b) – 0.9%
	ATS Automation Tooling Systems, Inc. (B+/B2)(c)
	10,250,000	6.500	06/15/23	10,534,950
	Manitowoc Foodservice, Inc. (B/Caa1)
	3,450,000	9.500	02/15/24	3,885,563
	Milacron LLC/Mcron Finance Corp. (B-/Caa1)(c)
	9,000,000	7.750	02/15/21	9,360,000
	Shape Technologies Group, Inc. (B/B2)(c)
	11,350,000	7.625	02/01/20	11,562,812

				35,343,325

	Consumer Cyclical Services(b)(c) – 0.3%
	IHS Markit Ltd. (BB+/Ba1)
	10,000,000	5.000	11/01/22	10,625,000

	Consumer Products – Household & Leisure(b) – 0.2%
	Spectrum Brands, Inc. (BB-/B2)
	6,915,000	6.625	11/15/22	7,485,488

	Consumer Products – Industrial(b) – 0.7%
	HD Supply, Inc. (B/B3)(c)
	8,945,000	5.750	04/15/24	9,392,250
	HD Supply, Inc. (BB/B1)(c)
	9,000,000	5.250	12/15/21	9,562,500
	WESCO Distribution, Inc. (BB-/B1)
	8,000,000	5.375	12/15/21	8,200,000

				27,154,750

	Consumer Products – Non Durable – 1.2%
	Acosta, Inc. (CCC+/Caa1)(b)(c)
	10,000,000	7.750	10/01/22	8,225,000
	Constellation Brands, Inc. (BB+/Ba1)
	11,000,000	4.250	05/01/23	11,632,500
	6,000,000	4.750	11/15/24	6,480,000
	Prestige Brands, Inc. (B/Caa1)(b)(c)
	6,850,000	5.375	12/15/21	7,089,750
	3,350,000	6.375	03/01/24	3,551,000
	Sally Holdings LLC/Sally Capital, Inc. (BB+/Ba2)(b)
	10,000,000	5.625	12/01/25	10,737,500

				47,715,750

	Emerging Markets(b)(c) – 1.0%
	Digicel Group Ltd. (NR/Caa1)
	11,800,000	8.250	09/30/20	10,251,250
	5,000,000	7.125	04/01/22	3,848,500
	Digicel Ltd. (NR/B1)
	5,000,000	7.000	02/15/20	4,793,750
	22,000,000	6.750	03/01/23	19,470,000

				38,363,500

	Energy – Exploration & Production – 6.0%
	Antero Resources Corp. (BB/Ba3)(b)
	1,000,000	6.000	12/01/20	1,032,500
	10,000,000	5.375	11/01/21	10,125,000
	3,800,000	5.125	12/01/22	3,819,000
	5,950,000	5.625	06/01/23	6,054,125

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Berry Petroleum Co. LLC (NR/WR)(b)(d)
$2,050,000	6.750%		11/01/20	$1,127,500
15,510,000	6.375		09/15/22	8,530,500
California Resources Corp. (CCC+/Caa3)(b)(c)
6,000,000	8.000		12/15/22	3,960,000
California Resources Corp. (D/Ca)(b)
8,023,000	6.000		11/15/24	3,830,982
Carrizo Oil & Gas, Inc. (B+/B3)(b)
4,000,000	7.500		09/15/20	4,130,000
Chaparral Energy, Inc. (NR/WR)(b)(d)
7,000,000	9.875		10/01/20	4,777,500
10,000,000	7.625		11/15/22	6,775,000
Chesapeake Energy Corp. (B/Caa2)(b)(c)
4,950,000	8.000		12/15/22	5,011,875
Chesapeake Energy Corp. (D/Caa3)
2,943,000	6.125		02/15/21	2,692,845
11,100,000	5.750		03/15/23	9,435,000
Concho Resources, Inc. (BB+/Ba2)(b)
5,450,000	5.500		10/01/22	5,640,750
1,000,000	5.500		04/01/23	1,032,500
Continental Resources, Inc. (BB+/Ba3)(b)
1,550,000	7.125		04/01/21	1,600,375
10,000,000	5.000		09/15/22	9,987,500
4,900,000	4.500		04/15/23	4,716,250
CrownRock LP/CrownRock Finance, Inc. (B+/B3)(b)(c)
8,000,000	7.125		04/15/21	8,360,000
Halcon Resources Corp. (B-/NR)(b)(c)
300,000	12.000		02/15/22	300,000
Halcon Resources Corp. (B-/WR)(b)(c)
10,080,000	8.625		02/01/20	10,105,200
Laredo Petroleum, Inc. (B-/B3)(b)
8,400,000	5.625		01/15/22	8,148,000
6,000,000	7.375		05/01/22	6,165,000
6,000,000	6.250		03/15/23	5,850,000
MEG Energy Corp. (BB-/Caa3)(b)(c)
2,350,000	6.500		03/15/21	1,915,250
5,000,000	6.375		01/30/23	3,950,000
Oasis Petroleum, Inc. (B+/Caa1)(b)
9,950,000	6.875		03/15/22	9,477,375
Range Resources Corp. (BB+/B1)(b)
6,950,000	4.875		05/15/25	6,672,000
Rice Energy, Inc. (B-/B3)(b)
3,283,000	6.250		05/01/22	3,389,698
6,900,000	7.250		05/01/23	7,322,625
Samson Investment Co. (NR/WR)(b)(d)
20,000,000	9.750		02/15/20	800,000
Sanchez Energy Corp. (B-/Caa2)(b)
5,000,000	6.125		01/15/23	4,000,000
Seven Generations Energy Ltd. (B/Ba3)(b)(c)
8,200,000	6.875		06/30/23	8,569,000
SM Energy Co. (B+/B3)(b)
8,000,000	6.500		11/15/21	8,140,000
4,000,000	6.750		09/15/26	4,040,000
Whiting Petroleum Corp. (B+/NR)(b)
5,760,000	5.750		03/15/21	5,904,000
5,040,000	6.250		04/01/23	5,115,600

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Whiting Petroleum Corp. (B+/Caa1)(b)
$12,000,000	5.000%		03/15/19	$11,610,000
WPX Energy, Inc. (B/B3)(b)
7,000,000	8.250		08/01/23	7,516,250
YPF SA (NR/B3)(c)
9,000,000	8.500		03/23/21	9,945,000

				231,574,200

Energy – Services – 2.1%
CVR Refining LLC/Coffeyville Finance, Inc. (BB-/B1)(b)
5,249,000	6.500		11/01/22	4,724,100
Ensco PLC (BBB-/B1)(b)
2,000,000	4.500		10/01/24	1,440,000
6,000,000	5.750		10/01/44	3,664,110
FTS International, Inc. (B/B3)(b)(c)(f)
5,200,000	8.350		06/15/20	4,368,000
Noble Holding International Ltd. (BB+/B1)
6,450,000	4.900		08/01/20	5,482,500
5,150,000	6.950	(b)	04/01/25	4,068,500
Pride International, Inc. (BBB-/B1)
6,000,000	6.875		08/15/20	5,925,000
Rowan Cos., Inc. (BB/B1)
1,848,000	7.875		08/01/19	1,972,740
1,350,000	4.875	(b)	06/01/22	1,140,750
2,650,000	4.750	(b)	01/15/24	2,159,750
7,000,000	5.400	(b)	12/01/42	4,655,000
Sunoco LP/Sunoco Finance Corp. (BB-/Ba3)(b)(c)
8,150,000	5.500		08/01/20	8,211,125
4,850,000	6.250		04/15/21	4,995,500
6,000,000	6.375		04/01/23	6,165,000
Transocean, Inc. (BB-/Caa1)
750,000	6.375		12/15/21	716,250
3,300,000	5.050	(b)	10/15/22	2,590,500
15,700,000	7.500		04/15/31	10,833,000
1,350,000	6.800		03/15/38	874,125
Weatherford International Ltd. (BB-/B2)
10,000,000	6.500		08/01/36	7,100,000

				81,085,950

Entertainment & Leisure(b) – 0.4%
AMC Entertainment, Inc. (B/B2)
4,850,000	5.750		06/15/25	4,910,625
Carmike Cinemas, Inc. (BB/B1)(c)
3,950,000	6.000		06/15/23	4,117,875
Cinemark USA, Inc. (BB/B2)
5,850,000	4.875		06/01/23	5,879,250

				14,907,750

Environmental(b) – 0.3%
Advanced Disposal Services, Inc. (CCC+/Caa2)
11,000,000	8.250		10/01/20	11,522,500

Finance – 4.6%
Aircastle Ltd. (BB+/Ba1)
800,000	5.500		02/15/22	864,000
4,400,000	5.000		04/01/23	4,598,000

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Finance – (continued)
	Ally Financial, Inc. (BB+/NR)
	$5,550,000	3.600%		05/21/18	$5,633,250
	Ally Financial, Inc. (BB+/Ba3)
	7,450,000	6.250		12/01/17	7,775,938
	3,050,000	3.500		01/27/19	3,065,250
	2,500,000	5.125		09/30/24	2,650,000
	15,000,000	8.000		11/01/31	18,450,000
	CIT Group, Inc. (BB+/Ba3)
	20,000,000	5.500	(c)	02/15/19	21,100,000
	9,500,000	5.000		08/15/22	10,070,000
	HRG Group, Inc. (BB-/Ba3)(b)
	5,000,000	7.875		07/15/19	5,268,750
	International Lease Finance Corp. (BBB-/Ba1)
	10,000,000	5.875		04/01/19	10,712,500
	Jefferies LoanCore LLC/JLC Finance Corp. (B/B1)(b)(c)
	5,000,000	6.875		06/01/20	4,568,750
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
	10,950,000	6.500		08/01/18	11,127,937
	5,000,000	7.875		10/01/20	5,075,000
	7,000,000	6.500		07/01/21	6,912,500
	Navient Corp. (BB-/Ba3)
	15,000,000	5.500		01/15/19	15,255,810
	11,150,000	4.875		06/17/19	11,143,310
	6,000,000	5.875		03/25/21	5,998,578
	2,850,000	6.625		07/26/21	2,861,158
	5,000,000	6.125		03/25/24	4,662,670
	Rialto Holdings LLC/Rialto Corp. (B/B1)(b)(c)
	11,300,000	7.000		12/01/18	11,469,500
	Speedy Cash Intermediate Holdings Corp. (B-/Caa1)(b)(c)
	5,900,000	10.750		05/15/18	4,189,000
	Synovus Financial Corp. (BBB-/Ba1)
	5,000,000	7.875		02/15/19	5,537,500

					178,989,401

	Food – 1.9%
	FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)(b)(c)
	2,050,000	5.625		08/15/26	2,116,625
	Performance Food Group, Inc. (BB-/B2)(b)(c)
	11,700,000	5.500		06/01/24	12,109,500
	Post Holdings, Inc. (B/B3)(b)(c)
	400,000	6.750		12/01/21	429,000
	5,200,000	6.000		12/15/22	5,512,000
	4,650,000	8.000		07/15/25	5,318,438
	12,635,000	5.000		08/15/26	12,571,825
	R&R Ice Cream PLC (NR/B2)(b)
AUD	4,900,000	8.250		05/15/20	3,904,911
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(b)(c)
	$6,957,000	9.000		11/01/19	7,287,457
	The WhiteWave Foods Co. (BB-/B1)
	5,200,000	5.375		10/01/22	5,928,000
	US Foods, Inc. (B/B3)(b)(c)
	9,150,000	5.875		06/15/24	9,516,000
	Wells Enterprises, Inc. (B+/B2)(b)(c)
	8,750,000	6.750		02/01/20	9,034,375

					73,728,131

	Corporate Obligations – (continued)
	Gaming – 4.9%
	Boyd Gaming Corp. (B/B3)(b)(c)
	$5,550,000	6.375%		04/01/26	$5,938,500
	GLP Capital LP/GLP Financing II, Inc. (BB+/Ba1)
	9,600,000	5.375		04/15/26	10,344,000
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(b)(c)
	4,490,000	5.000		06/01/24	4,692,050
	10,640,000	5.250		06/01/26	11,251,800
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B2)(b)(c)
	4,500,000	5.625		05/01/24	4,843,125
	7,300,000	4.500		09/01/26	7,290,875
	MGM Resorts International (BB-/B1)
	17,000,000	6.750		10/01/20	19,040,000
	21,000,000	6.625		12/15/21	23,598,750
	13,000,000	7.750		03/15/22	15,031,250
	700,000	6.000		03/15/23	756,000
	Mohegan Tribal Gaming Authority (CCC/B3)(b)
	6,600,000	9.750		09/01/21	7,119,750
	Mohegan Tribal Gaming Authority (CCC+/B3)(b)(c)
	15,300,000	7.875		10/15/24	15,280,875
	New Red Finance, Inc. (B+/Ba3)(b)(c)
	11,000,000	4.625		01/15/22	11,440,000
	New Red Finance, Inc. (B-/B3)(b)(c)
	10,000,000	6.000		04/01/22	10,475,000
	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (B/B2)(b)(c)
	9,550,000	6.125		08/15/21	9,812,625
	Scientific Games International, Inc. (B-/Caa1)(b)
	21,050,000	10.000		12/01/22	19,366,000
	Seminole Hard Rock Entertainment, Inc. (BB-/B2)(b)(c)
	9,200,000	5.875		05/15/21	9,280,500
	Yum! Brands, Inc. (B+/B2)(b)
	5,900,000	5.350		11/01/43	5,074,000

					190,635,100

	Health Care – Medical Products(c) – 0.3%
	Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)
	6,000,000	5.875		01/31/22	6,780,000
	3,020,000	4.750	(b)	10/15/24	3,186,100

					9,966,100

	Health Care – Pharmaceuticals(b)(c) – 1.8%
	Concordia International Corp. (CCC+/Caa2)
	5,000,000	7.000		04/15/23	3,200,000
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (B/B3)
	10,650,000	6.000		07/15/23	9,718,125

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Pharmaceuticals(b)(c) – (continued)
Valeant Pharmaceuticals International, Inc. (B-/B3)
$13,000,000	5.375%		03/15/20	$12,025,000
8,000,000	6.375		10/15/20	7,520,000
7,000,000	7.500		07/15/21	6,755,000
5,000,000	5.625		12/01/21	4,450,000
3,000,000	7.250		07/15/22	2,775,000
400,000	5.500		03/01/23	341,000
27,000,000	5.875		05/15/23	23,321,250

				70,105,375

Health Care – Services – 4.5%
Centene Corp. (BB/Ba2)(b)
10,900,000	5.625		02/15/21	11,567,625
6,550,000	6.125		02/15/24	7,074,000
CHS/Community Health Systems, Inc. (BB-/Ba3)(b)
3,000,000	5.125		08/15/18	3,018,750
CHS/Community Health Systems, Inc. (CCC+/Caa1)(b)
5,000,000	8.000		11/15/19	4,918,750
550,000	6.875		02/01/22	474,375
HCA, Inc. (B+/B1)
11,000,000	7.500		02/15/22	12,622,500
HCA, Inc. (BBB-/Ba1)
30,400,000	6.500		02/15/20	33,668,000
5,000,000	4.750		05/01/23	5,212,500
20,000,000	5.000		03/15/24	21,100,000
20,000,000	5.250		04/15/25	21,325,000
MEDNAX, Inc. (BBB-/Ba2)(b)(c)
9,750,000	5.250		12/01/23	10,249,687
MPH Acquisition Holdings LLC (B-/Caa1)(b)(c)
2,250,000	7.125		06/01/24	2,418,750
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)(b)
2,000,000	6.375		03/01/24	2,170,000
1,650,000	5.250		08/01/26	1,711,875
Quintiles Transnational Corp. (BB+/Ba3)(b)(c)
2,200,000	4.875		05/15/23	2,266,000
Tenet Healthcare Corp. (BB-/Ba3)(b)(f)
16,650,000	4.350		06/15/20	16,650,000
Tenet Healthcare Corp. (CCC+/Caa1)
1,500,000	5.000		03/01/19	1,470,000
18,900,000	6.750		06/15/23	17,577,000

				175,494,812

Home Construction – 2.2%
Beazer Homes USA, Inc. (B-/B3)(b)
6,000,000	7.500		09/15/21	5,955,000
5,750,000	8.750	(c)	03/15/22	6,051,875
5,000,000	7.250		02/01/23	4,962,500
Brookfield Residential Properties, Inc. (B+/B1)(b)(c)
3,000,000	6.500		12/15/20	3,090,900
5,000,000	6.125		07/01/22	5,051,500
4,000,000	6.375	(g)	05/15/25	4,001,200
Calatlantic Group, Inc. (BB/Ba2)(b)
7,450,000	6.250		12/15/21	8,195,000
Century Communities, Inc. (B/B3)(b)
5,075,000	6.875		05/15/22	5,113,063

Corporate Obligations – (continued)
Home Construction – (continued)
D.R. Horton, Inc. (BBB-/Ba1)(b)
$2,000,000	4.375%		09/15/22	$2,140,000
5,000,000	4.750		02/15/23	5,425,000
3,650,000	5.750		08/15/23	4,179,250
Lennar Corp. (BB/Ba1)(b)
8,000,000	4.750		11/15/22	8,260,000
4,800,000	4.875		12/15/23	4,920,000
Toll Brothers Finance Corp. (BB+/Ba1)(b)
7,650,000	4.375		04/15/23	7,889,062
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/B1)
1,350,000	4.375		06/15/19	1,383,750
8,000,000	5.875		06/15/24	8,320,000
William Lyon Homes, Inc. (B-/B3)(b)
400,000	7.000		08/15/22	410,000

				85,348,100

Life Insurance(b)(c) – 0.3%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba3)
10,000,000	6.375		04/01/21	9,975,000

Lodging(b)(c)(e) – 0.1%
New Cotai LLC/New Cotai Capital Corp. (NR/NR)
9,166,523	10.625		05/01/19	4,498,281

Machinery(b) – 0.5%
AECOM (BB/Ba3)
5,000,000	5.875		10/15/24	5,337,500
Cortes NP Acquisition Corp. (B/B3)(c)
6,050,000	9.250		10/15/24	6,050,000
EnPro Industries, Inc. (BB-/B1)
4,450,000	5.875		09/15/22	4,616,875
Oshkosh Corp. (BB+/Ba3)
4,400,000	5.375		03/01/25	4,614,500

				20,618,875

Media – Broadcasting & Radio(b) – 3.2%
AMC Networks, Inc. (BB/Ba3)
14,150,000	5.000		04/01/24	14,238,437
Gray Television, Inc. (B+/B2)(c)
2,000,000	5.125		10/15/24	1,960,000
iHeartCommunications, Inc. (CC/NR)(e)
3,581,448	14.000		02/01/21	1,423,626
iHeartCommunications, Inc. (CC/Ca)
4,247,000	10.000		01/15/18	2,781,785
iHeartCommunications, Inc. (CCC/Caa1)
8,386,000	9.000		12/15/19	6,624,940
15,750,000	10.625		03/15/23	11,733,750
Nexstar Escrow Corp. (B+/B3)(c)
6,150,000	5.625		08/01/24	6,180,750
Sinclair Television Group, Inc. (B+/B1)(c)
5,000,000	5.875		03/15/26	5,200,000
3,850,000	5.125		02/15/27	3,763,375
Sirius XM Radio, Inc. (BB/Ba3)(c)
10,000,000	5.750		08/01/21	10,450,000
7,000,000	6.000		07/15/24	7,437,500
10,000,000	5.375		04/15/25	10,325,000
Tribune Media Co. (BB-/B2)
22,650,000	5.875		07/15/22	22,933,125

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Broadcasting & Radio(b) – (continued)
Univision Communications, Inc. (B+/B2)(c)
$15,000,000	6.750%		09/15/22	$15,900,000
1,450,000	5.125		05/15/23	1,468,125
Univision Communications, Inc. (CCC+/Caa1)(c)
1,448,000	8.500		05/15/21	1,498,680

				123,919,093

Media – Cable – 6.8%
Adelphia Communications Corp. (NR/WR)(d)
2,000,000	10.250		06/15/49	—
Altice US Finance I Corp. (BB-/Ba3)(b)(c)
1,650,000	5.375		07/15/23	1,703,625
24,500,000	5.500		05/15/26	25,173,750
CCO Holdings LLC/CCO Holdings Capital Corp. (BB+/B1)(b)
6,000,000	5.750		09/01/23	6,345,000
18,900,000	5.875	(c)	04/01/24	20,128,500
20,850,000	5.750	(c)	02/15/26	22,048,875
2,800,000	5.500	(c)	05/01/26	2,926,000
15,000,000	5.875	(c)	05/01/27	15,937,500
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)(b)(c)
5,250,000	7.750		07/15/25	5,709,375
CSC Holdings LLC (B-/B2)
8,900,000	6.750		11/15/21	9,411,750
15,950,000	5.250		06/01/24	15,152,500
CSC Holdings LLC (BB-/Ba1)(b)(c)
15,450,000	5.500		04/15/27	15,797,625
DISH DBS Corp. (B+/Ba3)
5,000,000	6.750		06/01/21	5,387,500
3,540,000	5.875		07/15/22	3,628,500
19,000,000	5.875		11/15/24	18,833,750
11,000,000	7.750	(c)	07/01/26	11,687,500
Midcontinent Communications & Midcontinent Finance Corp. (B/B3)(b)(c)
5,000,000	6.250		08/01/21	5,225,000
SFR Group SA (B+/B1)(b)(c)
33,000,000	6.000		05/15/22	33,577,500
10,000,000	7.375		05/01/26	10,200,000
UPCB Finance IV Ltd. (BB/Ba3)(b)(c)
11,200,000	5.375		01/15/25	11,354,000
Virgin Media Secured Finance PLC (BB-/Ba3)(b)(c)
10,000,000	5.500		08/15/26	10,200,000
VTR Finance BV (B+/B1)(b)(c)
11,450,000	6.875		01/15/24	11,850,750

				262,279,000

Media – Diversified – 0.5%
Videotron Ltd. (BB/Ba2)
10,000,000	5.000		07/15/22	10,425,000
8,000,000	5.375	(b)(c)	06/15/24	8,320,000

				18,745,000

Corporate Obligations – (continued)
Media – Non Cable – 0.2%
Netflix, Inc. (B+/B1)
$5,000,000	5.500%		02/15/22	$5,381,250
3,450,000	5.875		02/15/25	3,717,375

				9,098,625

Metals – 2.6%
AK Steel Corp. (BB-/B2)(b)
6,950,000	7.500		07/15/23	7,384,375
Alcoa, Inc. (BBB-/Ba1)
9,025,000	6.150		08/15/20	9,950,063
1,400,000	5.400	(b)	04/15/21	1,498,000
17,946,000	5.125	(b)	10/01/24	19,090,057
4,050,000	5.950		02/01/37	4,072,275
ArcelorMittal (BB/Ba2)
3,800,000	6.250		08/05/20	4,137,250
10,450,000	6.000		03/01/21	11,586,437
10,500,000	6.750		02/25/22	11,904,375
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (BB/Ba2)(b)(c)
5,050,000	6.500		05/15/21	5,340,375
Novelis Corp. (B/B2)(b)(c)
4,800,000	6.250		08/15/24	5,100,000
6,600,000	5.875		09/30/26	6,765,000
Steel Dynamics, Inc. (BB+/Ba2)(b)
5,000,000	5.125		10/01/21	5,200,000
5,000,000	5.250		04/15/23	5,212,500
United States Steel Corp. (BB-/B1)(b)(c)
4,000,000	8.375		07/01/21	4,375,000

				101,615,707

Mining – 3.0%
Anglo American Capital PLC (BB/Ba2)(c)
3,950,000	9.375		04/08/19	4,547,438
5,000,000	3.625		05/14/20	4,987,500
6,550,000	4.450		09/27/20	6,664,625
6,650,000	4.125		04/15/21	6,575,187
Cliffs Natural Resources, Inc. (CCC+/Caa2)(b)(c)
4,013,000	7.750		03/31/20	3,752,155
Cliffs Natural Resources, Inc. (CCC-/Caa2)
3,187,000	5.900		03/15/20	2,744,804
5,445,000	4.800		10/01/20	4,437,675
First Quantum Minerals Ltd. (B-/Caa1)(b)(c)
11,275,000	7.000		02/15/21	10,119,312
FMG Resources (August 2006) Pty Ltd. (BB+/Ba1)(b)(c)
10,000,000	9.750		03/01/22	11,575,000
Freeport-McMoRan, Inc. (BB-/B1)
7,800,000	2.300		11/14/17	7,741,500
13,800,000	3.550	(b)	03/01/22	12,558,000
17,000,000	5.450	(b)	03/15/43	13,685,000
New Gold, Inc. (B+/B3)(b)(c)
5,100,000	6.250		11/15/22	5,227,500

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mining – (continued)
Teck Resources Ltd. (B+/Caa1)(b)
$6,450,000	4.500%		01/15/21	$6,369,375
9,000,000	6.250		07/15/41	8,550,000
8,450,000	5.200		03/01/42	7,267,000
1,550,000	5.400		02/01/43	1,340,750

				118,142,821

Packaging(b) – 2.2%
ARD Finance SA (CCC+/Caa2)(c)(e)
10,700,000	7.125		09/15/23	10,646,500
Ardagh Packaging Finance PLC (CCC+/B3)(c)
10,000,000	6.250		01/31/19	10,175,000
7,822,000	7.250		05/15/24	8,310,875
Ardagh Packaging Finance PLC (NR/B3)(c)
1,685,294	7.000		11/15/20	1,742,173
BWAY Holding Co. (CCC/Caa2)(c)
16,550,000	9.125		08/15/21	17,253,375
Reynolds Group Issuer, Inc. (B-/Caa2)
15,000,000	9.875		08/15/19	15,450,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B2)(c)
14,450,000	5.125		07/15/23	14,901,562
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B-/Caa2)(c)
5,750,000	7.000		07/15/24	6,159,688

				84,639,173

Paper – 0.7%
Clearwater Paper Corp. (BB+/Ba2)
5,000,000	4.500	(b)	02/01/23	4,993,750
10,000,000	5.375	(c)	02/01/25	10,162,500
Mercer International, Inc. (B+/B2)(b)
4,350,000	7.000		12/01/19	4,491,375
7,000,000	7.750		12/01/22	7,367,500
Stone Container Finance Co. of Canada II (NR/WR)(b)(d)
2,250,000	7.375		07/15/14	—

				27,015,125

Printing(b)(c) – 0.3%
Southern Graphics, Inc. (CCC+/Caa1)
11,000,000	8.375		10/15/20	11,220,000

Publishing(b) – 1.2%
Gray Television, Inc. (B+/B2)(c)
17,000,000	5.875		07/15/26	17,255,000
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(c)
17,350,000	5.000		04/15/22	17,913,875
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)
7,100,000	5.875		03/15/25	7,446,125
The Nielsen Co Luxembourg SARL (BB+/B1)(c)
2,250,000	5.500		10/01/21	2,351,250

				44,966,250

Corporate Obligations – (continued)
Real Estate(b) – 0.3%
DuPont Fabros Technology LP (BB/Ba1)
$9,000,000	5.875%		09/15/21	$9,416,250
1,000,000	5.625		06/15/23	1,056,250

				10,472,500

Retailers – 1.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC (B+/B3)(b)(c)
12,050,000	5.750		03/15/25	11,974,687
Dollar Tree, Inc. (BB/Ba3)(b)
10,050,000	5.750		03/01/23	10,816,313
JC Penney Corp., Inc. (B-/B3)
650,000	6.375		10/15/36	562,250
6,500,000	7.400	(h)	04/01/37	5,996,250
L Brands, Inc. (BB+/Ba1)
15,050,000	5.625		02/15/22	16,818,375
Neiman Marcus Group Ltd., Inc. (CCC/Caa2)(b)(c)
3,150,000	8.000		10/15/21	2,630,250
6,200,000	8.750	(e)	10/15/21	4,836,000
The William Carter Co. (BB+/Ba2)(b)
8,000,000	5.250		08/15/21	8,340,000

				61,974,125

Services Cyclical – Business Services(b)(c) – 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. (CCC+/B3)
5,150,000	8.875		08/01/20	4,190,813
WEX, Inc. (BB-/Ba3)
10,000,000	4.750		02/01/23	9,875,000

				14,065,813

Services Cyclical – Rental Equipment(b) – 1.0%
Ahern Rentals, Inc. (B/B3)(c)
16,000,000	7.375		05/15/23	10,440,000
United Rentals North America, Inc. (BB+/Ba1)
10,000,000	4.625		07/15/23	10,237,500
United Rentals North America, Inc. (BB-/B1)
5,000,000	5.750		11/15/24	5,187,500
5,200,000	5.500		07/15/25	5,330,000
7,550,000	5.875		09/15/26	7,776,500

				38,971,500

Technology – Hardware – 3.3%
Advanced Micro Devices, Inc. (CCC/Caa2)
1,489,000	7.500		08/15/22	1,529,948
Alcatel-Lucent USA, Inc. (BB+/WR)
9,000,000	6.450		03/15/29	9,922,500
Ancestry.com, Inc. (NR/B3)(b)
4,999,000	11.000		12/15/20	5,348,930
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BB/Ba2)(b)(c)
5,700,000	5.875		06/15/21	6,042,000
3,800,000	7.125		06/15/24	4,184,750
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BBB-/Baa3)(b)(c)
9,300,000	5.450		06/15/23	9,964,550
9,350,000	8.100		07/15/36	10,991,308

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	Micron Technology, Inc. (BB/Ba3)(b)(c)
	$6,000,000	5.250%		08/01/23	$5,925,000
	Micron Technology, Inc. (BBB-/Baa2)(b)(c)
	7,000,000	7.500		09/15/23	7,775,180
	NCR Corp. (BB/B1)(b)
	7,000,000	5.000		07/15/22	7,157,500
	NXP BV/NXP Funding LLC (BBB-/Ba1)(c)
	5,200,000	4.125		06/01/21	5,570,500
	5,000,000	3.875		09/01/22	5,237,500
	16,850,000	4.625		06/01/23	18,429,687
	Qorvo, Inc. (BB+/Ba1)(b)
	6,550,000	6.750		12/01/23	7,074,000
	VeriSign, Inc. (BB+/Ba1)(b)
	6,150,000	5.250		04/01/25	6,442,125
	Western Digital Corp. (BB+/Ba2)(b)(c)
	9,000,000	10.500		04/01/24	10,440,000
	Western Digital Corp. (BBB-/Ba1)(b)(c)
	5,000,000	7.375		04/01/23	5,500,000

					127,535,478

	Technology – Software/Services(b) – 3.6%
	BMC Software Finance, Inc. (CCC+/Caa1)(c)
	19,000,000	8.125		07/15/21	17,290,000
	CyrusOne LP/CyrusOne Finance Corp. (BB/B1)
	7,000,000	6.375		11/15/22	7,411,250
	Equinix, Inc. (BB+/B1)
	4,250,000	5.375		01/01/22	4,515,625
	10,000,000	5.375		04/01/23	10,487,500
	18,000,000	5.750		01/01/25	19,125,000
	9,650,000	5.875		01/15/26	10,373,750
	First Data Corp. (B/B3)(c)
	7,000,000	7.000		12/01/23	7,402,500
	18,000,000	5.750		01/15/24	18,495,000
	First Data Corp. (BB/Ba3)(c)
	7,000,000	6.750		11/01/20	7,262,500
	Infor US, Inc. (B-/Caa1)
EUR	3,980,000	5.750		05/15/22	4,361,393
	$7,000,000	6.500		05/15/22	7,087,500
	MSCI, Inc. (BB+/Ba2)(c)
	5,750,000	4.750		08/01/26	5,850,625
	Nuance Communications, Inc. (BB-/Ba3)(c)
	10,000,000	5.375		08/15/20	10,225,000
	Open Text Corp. (BB/Ba2)(c)
	9,350,000	5.875		06/01/26	9,770,750

					139,658,393

	Telecommunications – 4.0%
	CenturyLink, Inc. (BB/Ba3)
	10,000,000	6.450		06/15/21	10,700,000
	3,250,000	5.800		03/15/22	3,335,313
	750,000	6.750		12/01/23	786,563
	13,000,000	7.500	(b)	04/01/24	13,942,500
	Cincinnati Bell, Inc. (B/B3)(b)(c)
	5,950,000	7.000		07/15/24	6,091,312

	Corporate Obligations – (continued)
	Telecommunications – (continued)
	Frontier Communications Corp. (BB-/Ba3)
	$19,550,000	8.500%		04/15/20	$21,065,125
	7,750,000	8.875	(b)	09/15/20	8,370,000
	7,000,000	10.500	(b)	09/15/22	7,420,000
	Level 3 Financing, Inc. (B+/B1)(b)
	6,000,000	5.375		01/15/24	6,270,000
	9,200,000	5.375		05/01/25	9,591,000
	Telecom Italia Capital SA (BB+/Ba1)
	4,750,000	7.200		07/18/36	5,058,750
	11,350,000	7.721		06/04/38	12,414,062
	Telecom Italia SpA (BB+/Ba1)(c)
	15,800,000	5.303		05/30/24	16,116,000
	Windstream Services LLC (B+/B2)(b)
	24,900,000	7.750	(g)	10/15/20	25,335,750
	10,000,000	7.750		10/01/21	9,975,000

					156,471,375

	Telecommunications – Cellular – 7.6%
	Altice Financing SA (BB-/B1)(b)(c)
	17,550,000	6.500		01/15/22	18,515,250
	17,100,000	6.625		02/15/23	17,506,125
	20,000,000	7.500		05/15/26	20,825,000
	Altice Finco SA (B-/B3)(b)(c)
	7,000,000	8.125		01/15/24	7,367,500
	Communications Sales & Leasing, Inc. (B-/Caa1)(b)
	16,000,000	8.250		10/15/23	16,680,000
	SoftBank Group Corp. (BB+/Ba1)(c)
	7,000,000	4.500		04/15/20	7,245,000
	Sprint Capital Corp. (B/Caa1)
	18,750,000	6.900		05/01/19	19,382,812
	Sprint Communications, Inc. (B/Caa1)
	20,000,000	7.000		08/15/20	20,050,000
	14,700,000	11.500		11/15/21	16,868,250
	Sprint Communications, Inc. (BB-/B1)(c)
	7,000,000	9.000		11/15/18	7,717,500
	Sprint Corp. (B/Caa1)
	19,850,000	7.250		09/15/21	19,899,625
	49,750,000	7.875		09/15/23	49,998,750
	T-Mobile USA, Inc. (BB/Ba3)(b)
	9,050,000	6.542		04/28/20	9,355,438
	16,000,000	6.250		04/01/21	16,720,000
	5,000,000	6.125		01/15/22	5,287,500
	9,000,000	6.731		04/28/22	9,483,750
	500,000	6.836		04/28/23	538,750
	18,000,000	6.500		01/15/26	19,912,500
	Wind Acquisition Finance SA (B/Caa1)(b)(c)
	8,950,000	7.375		04/23/21	9,375,125

					292,728,875

	Telecommunications – Satellites(b) – 0.9%
	Inmarsat Finance PLC (BB+/Ba2)(c)
	7,000,000	4.875		05/15/22	6,650,000
	Intelsat Jackson Holdings SA (B-/B1)(c)
	3,500,000	8.000		02/15/24	3,508,750

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunications – Satellites(b) – 0.9%
Intelsat Jackson Holdings SA (CCC/Caa2)
$300,000	7.250%		04/01/19	$240,750
8,000,000	7.500		04/01/21	6,040,000
7,000,000	5.500		08/01/23	4,847,500
Intelsat Luxembourg SA (CC/Ca)
28,000,000	7.750		06/01/21	9,380,000
10,000,000	8.125		06/01/23	3,350,000

				34,017,000

Utilities – Distribution(b) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
7,000,000	5.875		08/20/26	7,437,500

Utilities – Electric(b) – 1.3%
Calpine Corp. (B/B2)
10,000,000	5.375		01/15/23	9,975,000
6,150,000	5.500		02/01/24	6,057,750
Calpine Corp. (BB/Ba2)(c)
4,000,000	6.000		01/15/22	4,190,000
5,550,000	7.875		01/15/23	5,862,187
Dynegy, Inc. (B+/B3)
17,000,000	6.750		11/01/19	17,425,000
NRG Energy, Inc. (BB-/B1)
2,050,000	6.250		07/15/22	2,085,875
4,450,000	6.625	(c)	01/15/27	4,338,750

				49,934,562

Utilities – Pipelines – 4.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB/B1)(b)(c)
4,000,000	5.375		09/15/24	4,035,000
Blue Racer Midstream LLC/Blue Racer Finance Corp. (B-/B3)(b)(c)
5,000,000	6.125		11/15/22	4,887,500
DCP Midstream LLC (BB/Ba2)(c)
2,800,000	9.750		03/15/19	3,129,000
500,000	6.750		09/15/37	493,750
Energy Transfer Equity LP (BB/Ba2)
4,000,000	7.500		10/15/20	4,390,000
4,000,000	5.875	(b)	01/15/24	4,165,000
450,000	5.500	(b)	06/01/27	447,750
EnLink Midstream Partners LP (BBB-/Ba2)(b)
3,100,000	4.400		04/01/24	3,027,138
1,550,000	4.150		06/01/25	1,483,807
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(b)
10,011,000	6.000		05/15/23	9,935,917
MPLX LP (BBB-/Baa3)(b)
2,142,000	5.500		02/15/23	2,216,970
3,441,000	4.500		07/15/23	3,544,230
4,247,000	4.875		12/01/24	4,416,880
ONEOK, Inc. (BB+/Ba1)(b)
2,000,000	4.250		02/01/22	1,960,000
2,300,000	7.500		09/01/23	2,576,000

Corporate Obligations – (continued)
Utilities – Pipelines – (continued)
Sabine Pass Liquefaction LLC (BBB-/Ba2)
$11,000,000	6.250	%(b)	03/15/22	$12,017,500
10,000,000	5.625	(b)	04/15/23	10,675,000
20,000,000	5.750	(b)	05/15/24	21,525,000
7,000,000	5.875	(c)	06/30/26	7,608,125
8,855,000	5.000	(b)(c)	03/15/27	9,076,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(b)
9,000,000	6.875		02/01/21	9,292,500
5,000,000	5.250		05/01/23	5,062,500
4,500,000	5.375	(c)	02/01/27	4,522,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (BB/Ba3)(b)
5,000,000	6.375		05/01/24	5,350,000
The Williams Cos., Inc. (BB/Ba2)
2,000,000	7.875		09/01/21	2,310,000
3,544,000	3.700	(b)	01/15/23	3,462,903
3,250,000	7.500		01/15/31	3,705,000
1,700,000	7.750		06/15/31	1,929,500
2,000,000	5.750	(b)	06/24/44	2,065,000
Williams Partners LP (BBB-/Baa3)(b)
2,550,000	4.500		11/15/23	2,642,840
1,950,000	4.300		03/04/24	1,994,160

				153,947,845

TOTAL CORPORATE OBLIGATIONS
(Cost $3,522,803,758)				$3,562,979,679

Shares	Description	Value

Preferred Stock(b)(e)(h) – 0.1%
Media – Broadcasting & Radio – 0.1%
3,014	Spanish Broadcasting System, Inc.	$2,049,520
(Cost $3,042,344)

Common Stocks – 0.3%
40	Dawn Holdings, Inc.(d)	$—
80,000	Denbury Resources, Inc.	258,400
668,513	Magnum Hunter Resources Corp. PI(d)(i)(j)	8,216,025
28,148	Motors Liquidation Co.	281,480
21	New Cotai Class B Shares(d)	—
10	Nycomed(d)	—
2,500	Port Townsend Holdings Co., Inc.(d)	—
427,096	Whiting Petroleum Corp.(d)	3,732,819

TOTAL COMMON STOCKS
(Cost $15,045,370)		$12,488,724

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Units	Expiration Date	Value

Warrant(d) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20	$—
(Cost $21,898,892)

Shares	Distribution Rate	Value
Investment Company(h)(j) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
129,262,770	0.290%	$129,262,770
(Cost $129,262,770)

TOTAL INVESTMENTS – 98.0%
(Cost $3,795,331,865)		$3,790,978,084

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.3)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,286,188)	(0.500)%	11/22/16	$(4,286,188)
(3,660,000)	(0.250)	04/12/17	(3,660,000)
(2,085,000)	(1.000)	07/25/17	(2,085,000)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(10,031,188))			$(10,031,188)

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			89,116,463

NET ASSETS – 100.0%			$3,870,063,359

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,564,128,852, which represents approximately 40.4% of net assets as of September 30, 2016.
(d)	Security is currently in default and/or non-income producing.
(e)	Pay-in-kind securities.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(g)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2016, the value of securites pledged amounted to $11,224,575.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2016.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $9,171,771, which represents approximately 0.2% of net assets as of September 30, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Magnum Hunter Resources Corp PI	05/06/16 – 08/18/16	$6,670,580
Magnum Hunter Resources, Inc.	05/06/16 – 08/08/16	985,305

(j)	Represents an Affiliated Fund/Issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PLC	—Public Limited Company
WR	—Withdrawn Rating

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	USD	7,547,939	EUR	6,768,117	$7,604,700	10/05/16	$(56,761)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	69	December 2016	$12,687,375	$(164,804)
2 Year U.S. Treasury Notes	(3)	December 2016	(655,406)	(774)
5 Year U.S. Treasury Notes	630	December 2016	76,554,843	278,939
10 Year U.S. Treasury Notes	(1,820)	December 2016	(238,647,500)	(786,610)
20 Year U.S. Treasury Bonds	3	December 2016	504,469	(756)
TOTAL				$(674,005)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Bank Loans(a) – 80.6%
	Aerospace – 1.0%
	Silver II US Holdings LLC (B/B3)
	$7,303,472	4.000%	12/13/19	$6,816,550
	Transdigm, Inc. (B/Ba2)
	14,972,577	3.838	02/28/20	14,966,289
	7,985,879	3.838	06/04/21	7,979,250
	4,831,606	3.750	05/14/22	4,834,312

				34,596,401

	Airlines – 1.4%
	Air Canada (BB+/Ba3)
	10,150,000	3.500	09/21/23	10,157,612
	Atlantic Aviation FBO, Inc. (BB-/Ba3)
	5,419,323	5.000	06/01/20	5,435,147
	Continental Airlines, Inc. (BB+/Ba1)
	19,355,760	3.250	04/01/19	19,361,760
	Delta Air Lines, Inc. (BBB/Baa2)
	11,809,474	3.250	10/18/18	11,872,183
	742,500	3.250	08/24/22	745,901

				47,572,603

	Automotive – Parts – 1.4%
	Chrysler Group LLC (BBB-/Ba3)
	3,000,000	3.250	12/31/18	3,002,820
	Chrysler Group LLC (BBB-/Baa3)
	10,680,443	3.500	05/24/17	10,698,279
	Cooper Standard Holdings, Inc. (BB-/Ba3)
	8,430,197	4.000	04/04/21	8,461,810
	Gates Global LLC (B+/B2)
	16,646,390	4.250	07/06/21	16,381,547
	Jason, Inc. (B/B2)
	8,820,000	5.500	06/30/21	8,379,000

	46,923,456

	Building Materials – 2.9%
	American Builders & Contractors Supply Co., Inc. (BB+/B1)
	13,275,466	3.500	09/23/23	13,311,973
	American Builders & Contractors Supply Co., Inc. (BBB-/B1)
	15,765,029	3.500	04/16/20	15,798,609
	CPG International, Inc. (B/B2)
	3,876,938	4.750	09/30/20	3,881,785
	HD Supply, Inc. (BB/B1)
	2,481,203	3.750	08/13/21	2,483,262
	Jeld-Wen, Inc. (B+/B1)
	15,687,592	5.250	10/15/21	15,770,893
	10,518,750	4.750	07/01/22	10,575,762
	LBM Borrower, LLC (B+/B3)
	13,365,000	6.250	08/20/22	13,345,487
	Quikrete Cos., Inc. (BB-/Ba3)
	17,624,711	4.000	09/28/20	17,734,865
	Safway Group Holding LLC (B+/B3)
	5,234,243	4.500	08/19/23	5,264,759

				98,167,395

	Capital Goods – Others – 0.2%
	USIC Holdings, Inc. (B/B2)
	7,179,322	4.000	07/10/20	7,134,451

	Bank Loans(a) – (continued)
	Chemicals – 2.4%
	Emerald Performance Materials LLC (B/B1)
	$7,237,682	4.500%	08/01/21	$7,278,430
	Emerald Performance Materials LLC (CCC+/Caa1)
	6,350,000	7.750	08/01/22	6,334,125
	Huntsman International LLC (BB/Ba2)
	3,438,750	3.750	10/01/21	3,453,812
	Univar, Inc. (BB-/B2)
	15,406,224	4.250	07/01/22	15,425,481
	US Coatings Acquisition, Inc. (BB+/Ba1)
	31,023,054	3.750	02/01/20	31,230,908
	Versum Materials, Inc. (BB+/Ba1)
	14,650,000	3.500	09/20/23	14,711,091

				78,433,847

	Consumer Products – Household & Leisure – 1.7%
	Bombardier Recreational Products, Inc. (BB/Ba3)
	9,521,423	3.750	06/30/23	9,539,323
	Coty, Inc. (NR/Ba1)
	4,228,750	3.750	10/27/22	4,271,037
	Galleria Co. (BBB-/Ba1)
	8,500,000	3.750	01/26/23	8,523,885
	Renfro Corp. (B/B3)
	21,900,245	5.750	01/30/19	19,272,216
	Samsonite International SA (BBB-/Ba2)
	7,950,000	4.000	05/12/23	8,017,098
	Spectrum Brands, Inc. (BB+/Ba1)
EUR	137,215	3.500	06/23/22	154,911
	$7,317,602	3.503	06/23/22	7,341,092

				57,119,562

	Consumer Products – Industrial – 1.0%
	Atkore International, Inc. (B/B2)
	13,330,026	4.500	04/09/21	13,352,287
	Atkore International, Inc. (CCC+/Caa1)
	12,750,000	7.750	10/09/21	12,755,355
	Southwire Co. (BB+/Ba2)
	8,737,801	3.000	02/10/21	8,650,423

				34,758,065

	Diversified Manufacturing – 2.7%
	CPM Holdings, Inc. (B+/B1)
	4,247,503	6.000	04/11/22	4,265,215
	Crosby US Acquisition Corp. (B-/Caa1)
	18,704,150	4.000	11/23/20	15,617,966
	Doosan Infracore Co., Ltd. (BB-/Ba3)
	7,423,163	4.500	05/28/21	7,497,395
	Dynacast International LLC (B/B1)
	2,748,663	4.500	01/28/22	2,755,534
	Gardner Denver, Inc. (B/B2)
	5,220,680	4.250	07/30/20	5,051,008
	Mannington Mills, Inc. (BB-/B1)
	3,458,728	4.750	10/01/21	3,463,052
	Mirror Bidco Corp. (B/Ba3)
	18,945,000	4.250	12/28/19	18,926,055

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Diversified Manufacturing – (continued)
Rexnord LLC (BB-/B2)
$32,999,834	4.000%	08/21/20	$33,028,874

90,605,099

Energy – 1.8%
American Energy – Marcellus LLC (CC/C)
34,190,000	8.500	08/04/21	2,777,938
American Energy – Marcellus LLC (CCC-/Ca)
13,550,000	5.250	08/04/20	7,393,286
CITGO Holding, Inc. (B-/Caa1)
3,966,424	9.500	05/12/18	4,009,817
Jonah Energy LLC (B/Caa1)
9,250,000	7.500	05/12/21	8,163,125
Magnum Hunter Resources, Inc. (NR/NR)(f)(g)(h)
1,889,888	8.000	05/06/19	1,833,191
MEG Energy Corp. (BB+/B3)
38,871,271	3.750	03/31/20	36,182,545

			60,359,902

Entertainment – 0.6%
Sabre, Inc. (BB-/Ba2)
488,221	4.000	02/19/18	488,221
1,726,605	4.000	02/19/19	1,732,717
17,733,910	4.500	02/19/19	17,778,245

			19,999,183

Environmental – 0.9%
EnergySolutions LLC (B-/B3)
29,526,303	6.750	05/29/20	29,378,671

Finance – 1.6%
CeramTec Acquisition Corp. (B/Ba3)
624,963	4.250	08/30/20	628,088
1,723,333	4.250	08/30/20	1,731,950
5,638,315	4.250	08/30/20	5,666,506
MKS Instruments, Inc. (BB/Ba2)
7,795,375	4.250	05/01/23	7,879,799
ROC Finance LLC (B+/B2)
1,940,000	5.000	06/20/19	1,894,740
SBA Senior Finance II LLC (BB/B1)
16,104,190	3.340	03/24/21	16,132,372
Victory Capital Management, Inc. (BB-/B2)
19,002,115	8.500	10/31/21	18,669,578

			52,603,033

Food & Beverages – 2.8%
AdvancePierre Foods, Inc. (B+/B1)
4,106,250	4.500	06/02/23	4,137,047
Candy Intermediate Holdings, Inc. (B/B2)
7,331,625	5.500	06/15/23	7,377,448
High Liner Foods, Inc. (B+/B2)
8,640,614	4.250	04/24/21	8,572,180
Pinnacle Foods Finance LLC (BB+/Ba2)
6,099,206	3.252	04/29/20	6,125,554
Shearer’s Foods, Inc. (B/B1)
7,570,500	4.938	06/30/21	7,523,184
Shearer’s Foods, Inc. (CCC+/Caa1)
12,800,000	7.750	06/30/22	11,584,000

Bank Loans(a) – (continued)
Food & Beverages – (continued)
US Foods, Inc. (B+/B1)
$45,900,843	4.000%	06/27/23	$46,235,460

			91,554,873

Food & Drug Retailers – 0.5%
Rite Aid Corp. (B+/B2)
8,790,000	5.750	08/21/20	8,806,525
7,195,000	4.875	06/21/21	7,203,994

			16,010,519

Gaming – 0.3%
Caesars Entertainment Operating Co., Inc. (D/WR)
6,890,990	2.500	03/01/17	7,868,684
Graton Economic Development Authority (B+/B1)
2,037,539	4.750	09/01/22	2,047,726

			9,916,410

Health Care – 0.5%
Community Health Systems, Inc. (BB-/Ba3)
4,574,285	3.750	12/31/19	4,486,047
12,447,215	4.000	01/27/21	12,210,718
			16,696,765

Health Care – Medical Products – 0.3%
Alere, Inc. (B+/Ba3)
8,040,590	4.250	06/18/22	7,972,486
Convatec, Inc. (NR/Ba2)
2,649,373	4.250	06/15/20	2,660,421

			10,632,907

Health Care – Pharmaceuticals – 4.2%
Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba2)
51,256,407	3.750	09/26/22	51,113,914
Mallinckrodt International Finance SA (BB+/Ba1)
7,829,847	3.338	03/19/21	7,813,561
Valeant Pharmaceuticals International, Inc. (BB-/Ba2)
2,552,978	4.280	10/20/18	2,549,787
4,423,587	5.000	02/13/19	4,425,666
22,597,346	5.250	08/05/20	22,632,598
51,711,311	5.500	04/01/22	51,845,760

			140,381,286

Health Care – Services – 7.3%
21st Century Oncology Holdings, Inc. (CCC/Caa1)
12,590,625	7.125	04/30/22	11,803,711
Air Medical Group Holdings, Inc. (B/B2)
10,640,619	4.250	04/28/22	10,530,914
23,989,875	5.000	04/28/22	24,109,824
American Renal Holdings, Inc. (B/B2)
18,580,387	4.750	09/20/19	18,545,641
Amsurg Corp. (BB-/Ba2)
1,883,608	3.500	07/16/21	1,884,795
Envision Healthcare Corp. (BB-/B1)
10,922,719	4.250	05/25/18	10,928,617
ExamWorks Group, Inc. (B/B1)
3,925,000	4.750	07/27/23	3,952,004

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Bank Loans(a) – (continued)
	Health Care – Services – (continued)
	HCA, Inc. (BBB-/B2)
	$2,000,000	3.588%	02/15/24	$2,017,500
	HCA, Inc. (BBB-/Ba1)
	7,208,766	3.774	03/17/23	7,288,711
	MPH Acquisition Holdings LLC (B+/B1)
	47,264,553	5.000	06/07/23	47,833,146
	Sedgwick Claims Management Services, Inc. (NR/Caa2)
	12,850,000	6.750	02/28/22	12,689,375
	Sedgwick Claims Management Services, Inc. (B/B1)
	13,060,977	3.750	03/01/21	12,949,437
	Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
	13,600,758	6.750	02/28/22	13,430,748
	Sterigenics-Nordion Holdings LLC (B/B1)
	14,240,752	4.250	05/15/22	14,276,354
	U.S. Renal Care, Inc. (B/B1)
	48,300,321	5.250	12/31/22	46,271,708
	U.S. Renal Care, Inc. (CCC+/Caa1)
	4,025,000	9.000	12/31/23	3,884,125

				242,396,610

	Lodging – 1.0%
	Four Seasons Holdings, Inc. (BB/B1)
	9,586,906	3.500	06/27/20	9,634,841
	Hilton Worldwide Finance LLC (BBB/Ba1)
	729,600	3.500	10/26/20	733,248
	7,458,510	3.025	10/25/23	7,499,308
	La Quinta Intermediate Holding LLC (BB/B1)
	16,517,413	3.750	04/14/21	16,486,525

				34,353,922

	Media – Broadcasting & Radio – 4.6%
	Getty Images, Inc. (CCC+/B3)
	53,477,049	4.750	10/18/19	44,608,950
	iHeart Communications, Inc. (CCC/Caa1)
	7,725,000	7.274	01/30/19	5,934,190
	20,847,038	8.024	07/30/19	15,924,844
	Nexstar Broadcasting, Inc. (BB+/Ba3)
	13,451,364	4.000	09/21/23	13,512,971
	Salem Communications Corp. (B-/B2)
	13,492,410	4.500	03/13/20	13,239,427
	Telesat Canada (BB/Ba3)
	1,993,093	3.500	03/28/19	1,992,894
	The E.W. Scripps Co. (BBB-/Ba2)
	12,785,976	3.500	11/26/20	12,817,941
	Townsquare Media, Inc. (BB-/Ba2)
	3,123,949	4.250	04/01/22	3,127,854
	Tribune Media Co. (BB+/Ba2)
	15,605,593	3.750	12/27/20	15,707,965
	Univision Communications, Inc. (B+/B2)
	11,690,998	4.000	03/01/20	11,708,066
	15,027,625	4.000	03/01/20	15,053,473

				153,628,575

	Bank Loans(a) – (continued)
	Media – Cable – 3.3%
	Charter Communications Operating LLC (BBB/Ba1)
	$29,246,332	3.000%	07/01/20	$29,323,250
	14,430,178	3.000	01/04/21	14,468,563
	623,434	3.500	01/24/23	627,155
	Charter Communications Operating LLC (BBB/Ba2)
	3,191,980	2.500	08/24/21	3,203,152
	Neptune Finco Corp. (BB-/Ba1)
	14,738,063	5.000	10/09/22	14,753,390
	Numericable Group SA (B+/B1)
	3,697,063	4.564	07/31/22	3,721,315
	Numericable U.S. LLC (B+/B1)
	1,994,987	4.752	02/10/23	2,008,075
	5,112,188	5.002	01/15/24	5,158,197
	Virgin Media Investment Holdings Ltd. (BB-/Ba3)
	6,050,000	3.500	06/30/23	6,074,079
	Wave Division Holdings LLC (BB-/Ba3)
	8,183,893	4.000	10/15/19	8,180,456
	WideOpenWest Finance LLC (B/B1)
	1,825,000	4.500	08/18/23	1,816,258
	Ziggo N.V. (BB-/Ba3)
	7,328,726	3.652	01/15/22	7,320,884
	4,343,261	3.652	01/15/22	4,338,614
	1,349,572	3.701	01/15/22	1,348,128
	Ziggo Secured Finance BV (BB-/Ba3)
EUR	5,500,000	3.750	08/31/24	6,187,936

				108,529,452

	Media – Non Cable – 4.4%
	Advantage Sales & Marketing, Inc. (B/B1)
	$15,971,948	4.250	07/23/21	15,762,396
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)
	4,203,226	7.500	07/25/22	3,987,811
	Checkout Holding Corp. (B-/B1)
	24,431,501	4.500	04/09/21	22,171,587
	Checkout Holding Corp. (CCC-/Caa1)
	21,800,000	7.750	04/11/22	15,659,594
	EMI Music Publishing LLC (BB-/Ba3)
	4,316,129	4.000	08/19/22	4,327,610
	Media General, Inc. (BB+/Ba3)
	8,729,366	4.000	07/31/20	8,730,501
	Mission Broadcasting, Inc. (BB-/Ba3)
	1,198,636	3.000	09/26/23	1,204,126
	NEP Supershooters LP (B-/Caa1)
	20,832,739	10.000	07/22/20	20,858,780
	NEP/NCP Holdco, Inc. (B+/B1)
	27,348,348	4.250	01/22/20	27,211,607
	Nielsen Finance LLC (BBB/Ba1)
	10,850,000	2.500	09/23/23	10,895,787
	Renaissance Learning, Inc. (B-/B1)
	7,416,971	4.500	04/09/21	7,379,886
	Renaissance Learning, Inc. (CCC/Caa2)
	9,612,400	8.000	04/11/22	9,404,099

				147,593,784

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Metals & Mining – 1.0%
FMG Resources (August 2006) Pty Ltd. (BB+/Ba1)
$13,392,586	3.750%	06/30/19	$13,374,239
Freeport-McMoRan Copper & Gold, Inc. (BB-/B1)
4,105,496	3.280	05/31/18	4,084,968
Global Brass & Copper, Inc. (BB-/B2)
7,300,000	5.250	07/18/23	7,354,750
Hi Crush Partners LP (B+/Caa1)
9,000,821	4.750	04/28/21	8,162,664
Novelis, Inc. (BB/Ba2)
271,563	4.000	06/02/22	272,752

			33,249,373

Packaging – 2.9%
Ardagh Holdings USA, Inc. (B+/Ba3)
5,417,341	4.000	12/17/19	5,439,335
Berry Plastics Holding Corp. (BB/Ba3)
18,708,766	3.500	02/08/20	18,720,552
17,435,295	3.500	01/06/21	17,439,654
2,849,605	3.750	10/01/22	2,857,527
BWAY Holding Co., Inc. (B-/B2)
22,897,496	5.500	08/14/20	23,006,259
Onex Wizard U.S. Acquisition, Inc. (B+/B1)
15,774,812	4.000	03/13/22	15,790,114
Reynolds Group Holdings, Inc. (B+/B2)
14,381,569	4.250	02/05/23	14,421,981

			97,675,422

Real Estate – 1.6%
Communications Sales & Leasing, Inc. (BB-/B1)
6,365,802	5.000	10/24/22	6,394,448
MGM Growth Properties LLC (BB+/B1)
23,742,782	4.000	04/25/23	23,943,171
Realogy Corp. (BB+/Ba1)
12,173,689	3.750	07/20/22	12,310,643
Starwood Property Trust, Inc. (BB/Ba2)
9,310,110	3.500	04/17/20	9,298,472

			51,946,734

Restaurants – 1.9%
1011778 B.C. Unlimited Liability Co. (B+/Ba3)
61,196,282	3.750	12/10/21	61,597,730

Retailers – 7.0%
Academy Ltd. (B/B2)
9,236,042	5.000	07/01/22	9,014,377
American Apparel (USA) LLC (NR/NR)(f)(g)(h)
4,693,550	12.000	10/30/16	4,693,550
American Apparel (USA) LLC (NR/WR)(f)(g)(h)
5,868,522	11.106	02/05/20	5,281,669
Bass Pro Group LLC (BB-/B1)
9,080,562	4.000	06/05/20	9,052,231
BJ’s Wholesale Club, Inc. (B-/B3)
44,057,802	4.500	09/26/19	44,135,784
BJ’s Wholesale Club, Inc. (CCC/Caa2)
21,255,209	8.500	03/26/20	21,324,288

Bank Loans(a) – (continued)
Retailers – (continued)
Burlington Coat Factory Warehouse Corp. (BB/Ba3)
$5,015,645	3.500%	08/13/21	$5,049,099
Dollar Tree, Inc. (BBB/Ba1)
4,286,033	3.063	07/06/22	4,312,820
15,625,000	4.250	07/06/22	15,781,250
Harbor Freight Tools USA, Inc. (BB-/Ba3)
10,950,000	4.000	08/19/23	11,002,998
J Crew Group, Inc. (B-/B2)
27,543,676	4.000	03/05/21	21,800,820
Michaels Stores, Inc. (B+/Ba2)
10,296,382	3.750	01/27/23	10,334,993
Neiman Marcus Group Ltd., Inc. (B-/B2)
32,760,814	4.250	10/25/20	30,098,998
Party City Holdings, Inc. (B+/B1)
1,513,449	4.490	08/19/22	1,517,778
Petco Animal Supplies, Inc. (B/B1)
4,079,500	5.000	01/26/23	4,119,724
3,507,375	5.002	01/26/23	3,541,888
PetSmart, Inc. (BB-/Ba3)
23,509,782	4.250	03/11/22	23,536,818
True Religion Apparel, Inc. (CC/Caa3)
7,650,000	11.000	01/30/20	3,060,000
True Religion Apparel, Inc. (CCC/Caa2)
16,646,250	5.875	07/30/19	6,658,500

			234,317,585

Services Cyclical – Business Services – 3.8%
Acosta Holdco, Inc. (B/B1)
9,413,123	4.250	09/26/21	8,942,467
ADS Waste Holdings, Inc. (B+/B2)
39,988,398	3.750	10/09/19	40,007,193
First Data Corp. (BB/Ba3)
36,769,734	4.525	03/24/21	37,024,916
3,077,731	4.275	07/08/22	3,093,889
Global Payments, Inc. (BBB-/Ba2)
5,162,063	4.024	04/22/23	5,209,812
Koosharem LLC (B-/Caa1)
6,815,457	7.500	05/16/20	5,838,597
Vantiv, LLC (BBB-/Ba2)
27,616,715	3.500	06/13/21	27,630,523

			127,747,397

Services Cyclical – Consumer Services – 1.7%
Bright Horizons Family Solution, Inc. (BB/B1)
28,003,604	3.750	01/30/20	28,139,142
Spin Holdco, Inc. (B/B2)
21,034,195	4.250	11/14/19	20,923,765
Weight Watchers International, Inc. (B-/B3)
10,087,666	4.000	04/02/20	7,619,315

			56,682,222

Technology – Software/Services – 5.7%
Aspect Software, Inc. (NR/WR)
4,619,984	10.500	05/25/20	4,496,769
Avago Technologies Cayman Ltd. (BBB/Ba1)
38,644,544	3.524	02/01/23	39,084,705

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Bank Loans(a) – (continued)
	Technology – Software/Services – (continued)
	Avast Software BV (BB-/Ba3)
	$5,500,000	5.500%	07/19/22	$5,524,090
	BMC Software Finance, Inc. (B/B1)
	31,988,081	5.000	09/10/20	30,803,563
	Cavium, Inc. (BB-/Ba3)
	5,475,000	3.750	08/16/22	5,529,750
	Electrical Components International, Inc. (B/B1)
	7,166,240	5.750	05/28/21	7,143,882
	Emdeon, Inc. (B+/Ba3)
	17,796,144	3.750	11/02/18	17,818,389
	Lawson Software, Inc. (B+/B1)
	16,565,622	3.750	06/03/20	16,457,945
	MA FinanceCo., LLC (BB-/B1)
	7,434,544	4.502	11/20/19	7,446,960
	Micron Technology, Inc. (BBB-/Baa2)
	20,074,688	6.530	04/26/22	20,279,048
	NXP BV (BBB-/Baa2)
	12,156,976	3.405	12/07/20	12,199,525
	Press Ganey Holdings, Inc. (B/B2)
	5,850,000	5.000	09/20/23	5,850,000
	SS&C Technologies, Inc. (BB/Ba3)
	1,465,838	4.000	07/08/22	1,475,923
	11,795,564	4.000	07/08/22	11,876,717
	Western Digital Corp. (BBB-/Ba1)
	3,172,050	4.500	04/29/23	3,201,804

				189,189,070

	Utilities – Electric – 0.5%
	Calpine Corp. (BB/Ba2)
	16,983,871	3.590	05/27/22	17,020,556

	Wireless Telecommunications – 5.7%
	Asurion LLC (B+/B1)
	11,203,294	5.000	05/24/19	11,236,008
	15,765,972	5.000	08/04/22	15,840,861
	Asurion LLC (CCC+/Caa1)
	51,889,949	8.500	03/03/21	51,543,843
	GCI Holdings, Inc. (BB+/Ba2)
	5,122,000	4.000	02/02/22	5,109,195
	Intelsat Jackson Holdings SA (B-/B1)
	67,730,182	3.750	06/30/19	64,328,095
	Level 3 Financing, Inc. (BB+/Ba1)
	12,095,000	4.000	08/01/19	12,140,356
	13,000,000	4.000	01/15/20	13,055,250
	9,727,000	3.500	05/31/22	9,775,635
	LTS Buyer LLC (B/B1)
	3,198,673	4.088	04/13/20	3,197,682
	Zayo Group LLC (BB-/Ba2)
	4,127,619	3.750	05/06/21	4,144,831

				190,371,756

	TOTAL BANK LOANS
	(Cost $2,767,401,628)			$2,689,144,616

	Corporate Obligations – 11.3%
	Airlines – 1.3%
	Air Canada (BB+/B2)(b)(c)
	$4,450,000	8.750%	04/01/20	$4,810,116
	Air Canada (BB+/Ba3)(b)(c)
	8,250,000	6.750	10/01/19	8,525,756
	Air Canada (BBB/Ba1)(c)
	14,058,095	5.375	11/15/22	14,479,838
	Air Canada 2013-1 Class C Pass Through Trust (BB/Ba3)(c)
	4,996,000	6.625	05/15/18	5,150,502
	Continental Airlines 2012-3 Class C Pass Through Certificates (NR/Ba2)
	4,825,000	6.125	04/29/18	5,066,250
	United Airlines 2014-1 Class B Pass Through Trust (BBB/NR)
	339,910	4.750	10/11/23	347,558
	United Continental Holdings, Inc. (BB-/B1)
	4,513,000	6.375	06/01/18	4,738,650

				43,118,670

	Automotive(b)(c) – 0.4%
	IHO Verwaltungs GmbH (BB-/Ba1)(d)
	$6,700,000	4.500%	09/15/23	$6,741,875
	Schaeffler Finance BV (BB+/Baa3)
	7,475,000	4.750	05/15/23	7,708,594

				14,450,469

	Chemicals(b) – 0.0%
	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (BB+/Ba1)
EUR	850,000	5.750	02/01/21	994,702

	Consumer Cyclical Services – Business – 0.0%
	Escrow Ambassadors Group, Inc. (NR/NR)
	$9,986,469	13.000	04/15/20	—

	Consumer Products – Industrial(b)(c) – 0.2%
	HD Supply, Inc. (BB/B1)
	7,525,000	5.250	12/15/21	7,995,313

	Electric(b)(c) – 0.2%
	Calpine Corp. (BB/Ba2)
	6,000,000	7.875	01/15/23	6,337,500

	Energy(b)(c)(e) – 0.2%
	FTS International, Inc. (B/B3)
	5,950,000	8.350	06/15/20	4,998,000

	Energy – Exploration & Production(b) – 0.3%
	Antero Resources Corp. (BB/Ba3)
	8,075,000	5.625	06/01/23	8,216,312
	SM Energy Co. (B+/B3)
	2,400,000	6.750	09/15/26	2,424,000

				10,640,312

	Finance – 0.6%
	CIT Group, Inc. (BB+/Ba3)(c)
	7,525,000	5.500	02/15/19	7,938,875
	International Lease Finance Corp. (BBB-/Ba1)
	7,500,000	5.875	04/01/19	8,034,375
	International Lease Finance Corp. (BBB-/Baa3)(c)
	1,000,000	7.125	09/01/18	1,091,250

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Finance – (continued)
	Navient Corp. (BB-/Ba3)
	$4,550,000	6.625%		07/26/21	$4,567,813

					21,632,313

	Food and Beverage(b)(c) – 0.3%
	Performance Food Group, Inc. (BB-/B2)
	7,950,000	5.500		06/01/24	8,228,250
	Shearer’s Foods LLC/Chip Finance Corp. (B/B1)
	900,000	9.000		11/01/19	942,750

					9,171,000

	Gaming(b) – 0.6%
	Caesars Entertainment Operating Co., Inc. (D/WR)(f)
	14,850,000	9.000		02/15/20	15,332,625
	Churchill Downs, Inc. (BB/B1)(c)
	3,000,000	5.375		12/15/21	3,120,000

					18,452,625

	Health Care – 1.7%
	CHS/Community Health Systems, Inc. (BB-/Ba3)(b)
	1,807,000	5.125		08/15/18	1,818,294
	HCA, Inc. (BBB-/Ba1)
	10,000,000	3.750		03/15/19	10,337,500
	8,150,000	6.500		02/15/20	9,026,125
	8,050,000	5.000		03/15/24	8,492,750
	3,275,000	5.250		04/15/25	3,491,968
	14,050,000	5.250	(b)	06/15/26	14,928,125
	Tenet Healthcare Corp. (BB-/Ba3)(b)(e)
	8,000,000	4.350		06/15/20	8,000,000

					56,094,762

	Media – Broadcasting & Radio – 1.2%
	Abe Investment Holdings, Inc./Getty Images, Inc. (CCC+/B3)(c)
	3,000,000	10.500		10/16/20	2,850,000
	Gray Television, Inc. (B+/B2)(b)(c)
	3,250,000	5.125		10/15/24	3,185,000
	iHeartCommunications, Inc. (CCC/Caa1)(b)
	3,153,000	9.000		12/15/19	2,490,870
	Nexstar Escrow Corp. (B+/B3)(b)(c)
	2,500,000	5.625		08/01/24	2,512,500
	Univision Communications, Inc. (B+/B2)(b)(c)
	13,339,000	6.750		09/15/22	14,139,340
	16,075,000	5.125		02/15/25	16,155,375

					41,333,085

	Media – Cable(c) – 1.8%
	Altice Financing SA (BB-/B1)(b)
	8,075,000	7.500		05/15/26	8,408,094
	DISH DBS Corp. (B+/Ba3)
	7,850,000	7.750		07/01/26	8,340,625
	SFR Group SA (B+/B1)(b)
	3,875,000	6.000		05/15/22	3,942,813
	16,300,000	6.250		05/15/24	16,177,750
	Virgin Media Secured Finance PLC (BB-/Ba3)(b)
	4,725,000	5.375		04/15/21	4,925,812
	16,300,000	5.500		08/15/26	16,626,000

					58,421,094

	Corporate Obligations – (continued)
	Media – Non Cable(b) – 0.4%
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(c)
	$7,800,000	5.000%		04/15/22	$8,053,500
	Tribune Media Co. (BB-/B2)
	3,125,000	5.875		07/15/22	3,164,062
	Univision Communications, Inc. (B+/B2)
	2,032,000	6.750		09/15/22	2,159,000

					13,376,562

	Packaging(b)(c) – 0.5%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)
	5,000,000	4.067	(e)	05/15/21	5,062,500
EUR	2,600,000	4.250		01/15/22	2,972,551
	$3,000,000	4.625		05/15/23	3,007,500
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B2)
	4,800,000	4.127	(e)	07/15/21	4,878,000
	2,000,000	5.125		07/15/23	2,062,500

					17,983,051

	Restaurants(b) – 0.3%
	New Red Finance, Inc. (B+/Ba3)
	3,025,000	4.625	(c)	01/15/22	3,146,000
	4,000,000	4.625		01/15/22	4,160,000
	New Red Finance, Inc. (B-/B3)(c)
	2,050,000	6.000		04/01/22	2,147,375

					9,453,375

	Retailers(b) – 0.1%
	Dollar Tree, Inc. (BB/Ba3)
	325,000	5.250		03/01/20	337,594
	1,300,000	5.750		03/01/23	1,399,125

					1,736,719

	Services Cyclical – Business Services(b)(c) – 0.3%
	First Data Corp. (BB/Ba3)
	9,075,000	6.750		11/01/20	9,415,313

	Telecommunications – Cellular – 0.9%
	Sprint Communications, Inc. (B/Caa1)
	5,000,000	8.375		08/15/17	5,200,000
	Sprint Communications, Inc. (BB-/B1)(c)
	16,050,000	9.000		11/15/18	17,695,125
	Sprint Corp. (B/Caa1)
	3,650,000	7.875		09/15/23	3,668,250
	Wind Acquisition Finance SA (BB/Ba3)(b)(c)
	3,900,000	4.750		07/15/20	3,929,250

					30,492,625

	TOTAL CORPORATE OBLIGATIONS
	(Cost $366,605,492)				$376,097,490

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks(f)(g)(h) – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
1,282,257	Magnum Hunter Resources Corp. PI	$15,758,939

Textiles, Apparel & Luxury Goods – 0.0%
449,607	American Apparel, Inc. PI	—

TOTAL COMMON STOCKS
(Cost $22,721,441)		$15,758,939

Shares	Distribution Rate	Value
Investment Company(e)(h) – 10.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
343,839,632	0.290%	$343,839,632
(Cost $343,839,632)

TOTAL INVESTMENTS – 102.7%
(Cost $3,500,568,193)		$3,424,840,677

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(91,322,164)

NET ASSETS – 100.0%		$3,333,518,513

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $247,701,542, which represents approximately 7.4% of net assets as of September 30, 2016.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(f)	Security is currently in default and/or non-income producing.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $27,567,349, which represents approximately 0.8% of net assets as of September 30, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Magnum Hunter Resources Corp. PI	05/06/16 – 08/18/16	$12,794,670
Magnum Hunter Resources, Inc.	05/06/16 – 08/08/16	1,889,888
American Apparel, Inc. PI	04/01/13 – 02/05/16	9,926,771
American Apparel (USA) LLC (NR/NR)	04/05/16 – 09/31/16	4,671,454
American Apparel (USA) LLC (NR/WR)	02/05/16 – 09/01/16	5,868,522

(h)	Represents an Affiliated Fund/Issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PLC	—Public Limited Company

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	USD	10,352,701	EUR	9,283,102	$10,430,554	10/05/16	$(77,853)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$29,600	12/21/21	3 month LIBOR	1.500%	$(370,610)	$(50,350)
31,000	12/21/23	3 month LIBOR	1.750	(767,198)	(112,113)
TOTAL				$(1,137,808)	$(162,463)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Unrealized Gain (Loss)*
JPMorgan Securities, Inc.	$50	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	12/20/16	3 month LIBOR	$29,427
Morgan Stanley & Co.	76	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	12/20/16	3 month LIBOR	30,862
TOTAL					$60,289

#	The Fund receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional principal amount multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 87.9%
Aerospace/Defense(a) – 0.3%
Lockheed Martin Corp.
$850,000	4.700%		05/15/46	$1,009,903

Automotive – 2.1%
Ford Motor Credit Co. LLC
4,325,000	5.875		08/02/21	4,937,031
General Motors Co.
3,700,000	3.500		10/02/18	3,814,148

				8,751,179

Banks – 14.9%
Bank of America Corp.
1,950,000	5.000		05/13/21	2,179,885
5,500,000	4.000		04/01/24	5,926,866
800,000	4.875		04/01/44	927,142
Citigroup, Inc.
850,000	2.650		10/26/20	868,265
500,000	3.875		03/26/25	516,004
1,350,000	4.450		09/29/27	1,412,739
1,075,000	4.650		07/30/45	1,213,289
Citizens Financial Group, Inc.(a)
1,550,000	2.375		07/28/21	1,555,428
Compass Bank(a)
1,025,000	2.750		09/29/19	1,023,691
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125		12/10/20	2,178,159
400,000	3.750		03/26/25	397,416
Deutsche Bank AG
325,000	2.500		02/13/19	315,370
Discover Financial Services(a)
2,400,000	3.750		03/04/25	2,428,728
HSBC Bank USA NA
300,000	7.000		01/15/39	405,905
HSBC Holdings PLC
1,600,000	3.400		03/08/21	1,654,818
ING Bank NV(a)(b)
3,075,000	4.125		11/21/23	3,148,492
Intesa Sanpaolo SpA
4,075,000	3.875		01/16/18	4,155,200
725,000	5.017	(c)	06/26/24	668,813
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,895,264
1,575,000	5.300	(a)(b)	05/01/49	1,596,656
KBC Bank NV(a)(b)
2,000,000	8.000		01/25/23	2,121,200
Lloyds Banking Group PLC
1,600,000	4.500		11/04/24	1,656,579
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.950		03/01/21	1,441,476
2,600,000	3.850		03/01/26	2,820,054
Mizuho Financial Group, Inc.(c)
2,275,000	2.632		04/12/21	2,303,183
PNC Preferred Funding Trust II(a)(b)(c)
2,800,000	2.073		03/29/49	2,674,000
Royal Bank of Scotland Group PLC
1,050,000	3.875		09/12/23	1,033,193

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland PLC(a)(b)
$1,150,000	9.500%		03/16/22	$1,185,937
Santander UK Group Holdings PLC
1,725,000	2.875		10/16/20	1,738,084
Santander UK PLC(c)
1,475,000	5.000		11/07/23	1,537,180
Synchrony Financial(a)
2,675,000	2.600		01/15/19	2,706,509
The Toronto-Dominion Bank(a)(b)
1,175,000	3.625		09/15/31	1,178,241
UBS Group Funding Jersey Ltd.(c)
2,200,000	3.000		04/15/21	2,259,545
Wells Fargo & Co.
1,200,000	3.900		05/01/45	1,234,584

				62,357,895

Brokerage – 1.6%
Morgan Stanley, Inc.
3,125,000	3.700		10/23/24	3,297,366
2,150,000	4.000		07/23/25	2,312,022
1,125,000	4.300		01/27/45	1,204,239

				6,813,627

Chemicals – 0.9%
Albemarle Corp.(a)
900,000	3.000		12/01/19	928,551
Ecolab, Inc.
1,667,000	5.500		12/08/41	2,080,054
Monsanto Co.(a)
350,000	4.700		07/15/64	334,254
Westlake Chemical Corp.(a)(c)
550,000	3.600		08/15/26	551,560

				3,894,419

Consumer Cyclical Services(a) – 0.8%
The Priceline Group, Inc.
3,275,000	3.650		03/15/25	3,434,709

Diversified Financial Services – 0.6%
Air Lease Corp.
1,250,000	2.125		01/15/20	1,247,207
GE Capital International Funding Co.
1,200,000	4.418		11/15/35	1,346,838

				2,594,045

Electric – 7.3%
Berkshire Hathaway Energy Co.
1,300,000	6.125		04/01/36	1,726,713
CMS Energy Corp.(a)
500,000	4.875		03/01/44	586,730
Dominion Resources, Inc.(a)
1,450,000	2.000		08/15/21	1,446,540
Duke Energy Corp.(a)
500,000	2.650		09/01/26	490,634
400,000	4.800		12/15/45	454,111
Emera US Finance LP(a)(c)
775,000	2.700		06/15/21	793,102

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Electric – (continued)
	Entergy Corp.(a)
	$875,000	2.950%		09/01/26	$876,424
	Exelon Corp.(a)
	1,550,000	2.850		06/15/20	1,607,173
	400,000	4.450		04/15/46	429,691
	Florida Power & Light Co.(a)
	2,600,000	5.250		02/01/41	3,333,507
	Fortive Corp.(a)(c)
	1,075,000	4.300		06/15/46	1,150,477
	Kentucky Utilities Co.(a)
	1,700,000	5.125		11/01/40	2,112,442
	Pacific Gas & Electric Co.(a)
	1,000,000	4.250		03/15/46	1,123,967
	PPL WEM Holdings PLC(a)(c)
	1,750,000	5.375		05/01/21	1,949,407
	Progress Energy, Inc.
	1,000,000	7.000		10/30/31	1,342,613
	Public Service Electric & Gas Co.(a)
	2,525,000	3.950		05/01/42	2,771,973
	Puget Sound Energy, Inc.(a)(b)
	2,300,000	6.974		06/01/67	1,978,000
	Ruwais Power Co. PJSC(c)
	670,000	6.000		08/31/36	815,725
	Southern California Edison Co.(a)
	1,550,000	4.050		03/15/42	1,709,529
	The Southern Co.(a)
	1,675,000	2.350		07/01/21	1,706,991
	Virginia Electric and Power Co.(a)
	2,030,000	4.000		01/15/43	2,181,881

					30,587,630

	Energy – 5.8%
	Anadarko Petroleum Corp.
	3,125,000	8.700		03/15/19	3,558,069
	540,000	3.450	(a)	07/15/24	532,657
	Apache Corp.(a)
	525,000	2.625		01/15/23	516,847
	1,395,000	4.250		01/15/44	1,355,130
	BP Capital Markets PLC(a)
	1,925,000	3.119		05/04/26	1,967,167
	ConocoPhillips Co.(a)
	2,010,000	3.350		11/15/24	2,057,866
	1,150,000	4.950		03/15/26	1,296,242
	725,000	4.150		11/15/34	723,549
	Devon Energy Corp.(a)
	1,320,000	3.250		05/15/22	1,310,563
	700,000	4.750		05/15/42	652,567
	Dolphin Energy Ltd.(c)
	114,480	5.888		06/15/19	121,349
	Occidental Petroleum Corp.(a)
	900,000	3.400		04/15/26	949,507
	Petroleos Mexicanos
	170,000	5.500	(c)	02/04/19	179,350
	410,000	6.375	(c)	02/04/21	445,055
	12,000	6.375		02/04/21	13,026
EUR	1,450,000	5.125		03/15/23	1,820,247

	Corporate Obligations – (continued)
	Energy – (continued)
	Petroleos Mexicanos (continued)
	$160,000	4.500%		01/23/26	$155,232
	92,000	6.875		08/04/26	103,730
	1,080,000	6.875	(c)	08/04/26	1,217,700
	62,000	5.500		06/27/44	53,140
	180,000	5.625		01/23/46	157,014
	130,000	6.750	(c)	09/21/47	130,000
	Pioneer Natural Resources Co.(a)
	1,610,000	3.450		01/15/21	1,674,180
	Suncor Energy, Inc.(a)
	2,875,000	3.600		12/01/24	3,013,587

					24,003,774

	Food & Beverage – 8.9%
	Anheuser-Busch InBev Finance, Inc.(a)
	11,300,000	3.300		02/01/23	11,927,252
	2,825,000	3.650		02/01/26	3,034,050
	1,025,000	4.900		02/01/46	1,219,525
	Beam Suntory, Inc.(a)
	3,150,000	3.250		05/15/22	3,252,454
	Kraft Heinz Foods Co.(a)
	3,300,000	3.500		07/15/22	3,506,847
	1,450,000	4.375		06/01/46	1,534,138
	Mead Johnson Nutrition Co.(a)
	1,550,000	4.125		11/15/25	1,680,504
	Molson Coors Brewing Co.(a)
	775,000	3.000		07/15/26	780,368
	Pernod-Ricard SA(c)
	2,300,000	4.450		01/15/22	2,536,886
	SABMiller Holdings, Inc.(c)
	925,000	4.950		01/15/42	1,080,449
	Sigma Alimentos SA de CV(a)(c)
	350,000	4.125		05/02/26	350,875
	Sysco Corp.(a)
	1,650,000	3.750		10/01/25	1,775,474
	The JM Smucker Co.
	1,450,000	3.000		03/15/22	1,518,611
	WM Wrigley Jr Co.(a)(c)
	2,650,000	3.375		10/21/20	2,805,036

					37,002,469

	Health Care – 2.7%
	Aetna, Inc.(a)
	375,000	2.400		06/15/21	379,342
	1,000,000	2.800		06/15/23	1,021,139
	AmerisourceBergen Corp.(a)
	2,975,000	3.250		03/01/25	3,144,507
	Medtronic, Inc.
	2,450,000	3.150		03/15/22	2,605,043
	Thermo Fisher Scientific, Inc.(a)
	1,100,000	3.650		12/15/25	1,161,999
	UnitedHealth Group, Inc.
	1,125,000	4.625		07/15/35	1,306,429
	1,475,000	4.750		07/15/45	1,768,802

					11,387,261

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Life Insurance – 2.1%
AIA Group Ltd.(a)(c)
$3,025,000	3.200%		03/11/25	$3,087,058
MetLife, Inc.
2,275,000	3.600		04/10/24	2,409,680
Reliance Standard Life Global Funding II(c)
2,350,000	2.500		01/15/20	2,381,626
Teachers Insurance & Annuity Association of America(c)
890,000	4.900		09/15/44	1,000,995

				8,879,359

Lodging(a) – 0.8%
Marriott International, Inc.
1,600,000	2.875		03/01/21	1,659,792
1,825,000	2.300		01/15/22	1,840,394

				3,500,186

Media – Cable – 2.9%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(c)
2,175,000	3.579		07/23/20	2,273,306
700,000	4.464		07/23/22	755,343
2,325,000	4.908		07/23/25	2,564,603
Comcast Corp.
1,375,000	4.250		01/15/33	1,527,179
2,075,000	6.450		03/15/37	2,864,809
Time Warner Cable LLC
890,000	6.750		07/01/18	967,039
150,000	5.000		02/01/20	162,600
500,000	5.875	(a)	11/15/40	555,244
300,000	5.500	(a)	09/01/41	320,222

				11,990,345

Media – Non Cable – 0.8%
21st Century Fox America, Inc.
2,200,000	6.150		02/15/41	2,790,751
Time Warner, Inc.(a)
350,000	4.850		07/15/45	391,251

				3,182,002

Metals & Mining(c) – 0.0%
Glencore Funding LLC
172,000	2.500		01/15/19	171,587

Noncaptive – Financial – 2.0%
Air Lease Corp.
1,100,000	5.625		04/01/17	1,118,757
Capital One Financial Corp.(a)
1,550,000	4.200		10/29/25	1,617,103
General Electric Co.
294,000	5.875		01/14/38	393,750
International Lease Finance Corp.(c)
2,625,000	7.125		09/01/18	2,864,531
KKR Group Finance Co. LLC(c)
1,850,000	6.375		09/29/20	2,151,041

				8,145,182

Corporate Obligations – (continued)
Pharmaceuticals – 5.2%
AbbVie, Inc.(a)
$2,500,000	2.300%		05/14/21	$2,521,712
Actavis Funding SCS(a)
2,175,000	3.450		03/15/22	2,283,398
275,000	3.800		03/15/25	291,047
1,400,000	4.850		06/15/44	1,539,937
Actavis, Inc.(a)
825,000	4.625		10/01/42	878,813
Forest Laboratories LLC(a)(c)
2,075,000	4.375		02/01/19	2,185,851
1,550,000	5.000		12/15/21	1,734,717
Shire Acquisitions Investments Ireland DAC
3,750,000	1.900		09/23/19	3,748,076
2,300,000	3.200	(a)	09/23/26	2,312,372
Teva Pharmaceutical Finance Netherlands III BV
1,750,000	1.400		07/20/18	1,744,568
1,500,000	2.800		07/21/23	1,503,849
925,000	3.150		10/01/26	929,279

				21,673,619

Pipelines(a) – 3.3%
Enbridge, Inc.
1,000,000	3.500		06/10/24	993,379
Energy Transfer Partners LP
1,065,000	5.200		02/01/22	1,154,321
EnLink Midstream Partners LP
275,000	4.850		07/15/26	276,726
Enterprise Products Operating LLC(b)
1,525,000	4.465		08/01/66	1,437,465
1,765,000	7.000		06/01/67	1,494,531
Kinder Morgan Energy Partners LP
1,900,000	5.400		09/01/44	1,904,761
Magellan Midstream Partners LP
400,000	4.250		09/15/46	398,783
Plains All American Pipeline LP/PAA Finance Corp.
1,344,000	4.650		10/15/25	1,392,200
Western Gas Partners LP
1,425,000	5.450		04/01/44	1,446,929
Williams Partners LP
3,000,000	3.600		03/15/22	3,052,110

				13,551,205

Property/Casualty Insurance – 1.1%
American International Group, Inc.(a)
475,000	3.750		07/10/25	498,202
500,000	4.500		07/16/44	509,321
Arch Capital Group Ltd.
1,245,000	7.350		05/01/34	1,680,988
The Chubb Corp.(a)(b)
1,943,000	6.375		03/29/67	1,846,044

				4,534,555

Real Estate Investment Trusts – 5.6%
American Campus Communities Operating Partnership LP(a)
3,200,000	4.125		07/01/24	3,413,952
Camden Property Trust
2,575,000	5.700		05/15/17	2,640,490

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
CubeSmart LP(a)
$1,625,000	4.800%		07/15/22	$1,809,176
Developers Diversified Realty Corp.
3,750,000	7.500		04/01/17	3,859,957
HCP, Inc.(a)
1,975,000	2.625		02/01/20	2,003,412
Kilroy Realty LP
1,125,000	6.625		06/01/20	1,290,087
Select Income REIT(a)
650,000	2.850		02/01/18	653,859
1,125,000	3.600		02/01/20	1,142,321
Tanger Properties LP(a)
975,000	3.125		09/01/26	972,327
Trust F/1401(a)(c)
230,000	5.250		12/15/24	239,767
UDR, Inc.
1,900,000	4.250		06/01/18	1,980,281
400,000	2.950	(a)	09/01/26	397,035
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
2,150,000	2.700		09/17/19	2,204,210
Welltower, Inc.(a)
775,000	4.125		04/01/19	814,993

				23,421,867

Retailers(a) – 2.6%
Amazon.com, Inc.
2,325,000	3.300		12/05/21	2,493,063
CVS Health Corp.
3,500,000	2.800		07/20/20	3,626,189
2,125,000	2.875		06/01/26	2,156,486
375,000	5.125		07/20/45	458,867
Walgreens Boots Alliance, Inc.
775,000	2.600		06/01/21	793,111
850,000	3.450		06/01/26	882,400
375,000	4.650		06/01/46	406,553

				10,816,669

Technology – Hardware – 2.7%
Cisco Systems, Inc.
4,075,000	1.400		09/20/19	4,078,558
2,375,000	2.200		02/28/21	2,430,055
Hewlett Packard Enterprise Co.(a)(c)
1,400,000	4.900		10/15/25	1,494,229
Intel Corp.(a)
1,100,000	4.900		07/29/45	1,312,091
NVIDIA Corp.(a)
625,000	3.200		09/16/26	629,921
Oracle Corp.(a)
800,000	4.300		07/08/34	867,615
QUALCOMM, Inc.
600,000	3.000		05/20/22	629,528

				11,441,997

Technology – Software/Services – 2.0%
Apple, Inc.
1,550,000	3.850		05/04/43	1,584,084

Corporate Obligations – (continued)
Technology – Software/Services – (continued)
Fidelity National Information Services, Inc.(a)
$3,300,000	4.500%		10/15/22	$3,637,709
Fiserv, Inc.(a)
3,100,000	2.700		06/01/20	3,196,447

				8,418,240

Tobacco – 3.7%
Altria Group, Inc.
1,650,000	2.850		08/09/22	1,722,833
BAT International Finance PLC(c)
3,300,000	2.750		06/15/20	3,417,153
2,225,000	3.950		06/15/25	2,458,156
Philip Morris International, Inc.(a)
1,350,000	2.750		02/25/26	1,384,853
Reynolds American, Inc.
861,000	3.250		06/12/20	905,831
499,000	4.850		09/15/23	571,181
2,875,000	4.450	(a)	06/12/25	3,207,712
1,275,000	5.850	(a)	08/15/45	1,657,638

				15,325,357

Transportation(a) – 0.3%
Burlington Northern Santa Fe LLC
1,000,000	3.900		08/01/46	1,069,000
Norfolk Southern Corp.
200,000	4.650		01/15/46	230,609

				1,299,609

Trucking & Leasing(c) – 1.2%
ERAC USA Finance LLC
1,525,000	5.625		03/15/42	1,844,922
Penske Truck Leasing Co. LP/PTL Finance Corp.
2,275,000	3.375	(a)	02/01/22	2,365,823
650,000	4.875		07/11/22	725,332

				4,936,077

Wireless Telecommunications – 2.0%
American Tower Corp.(a)
1,025,000	3.300		02/15/21	1,071,519
Crown Castle International Corp.(a)
675,000	2.250		09/01/21	674,453
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	5,953,221
525,000	3.500	(a)	11/01/24	560,003

				8,259,196

Wirelines Telecommunications – 3.7%
AT&T, Inc.(a)
600,000	3.950		01/15/25	636,904
1,375,000	3.400		05/15/25	1,412,686
300,000	6.000		08/15/40	359,414
525,000	4.750		05/15/46	549,389
Telefonica Emisiones SAU
4,290,000	5.462		02/16/21	4,871,535
Verizon Communications, Inc.
2,000,000	5.150		09/15/23	2,329,854
650,000	2.625	(a)	08/15/26	637,955

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
Verizon Communications, Inc. – (continued)
$1,648,000	4.862%	08/21/46	$1,845,864
2,685,000	4.522	09/15/48	2,838,934

			15,482,535

TOTAL CORPORATE OBLIGATIONS
(Cost $352,265,316)			$366,866,498

Foreign Debt Obligations – 4.0%
Sovereign – 4.0%
Republic of Chile
$935,000	3.625%	10/30/42	$991,100
Republic of Colombia
2,221,000	4.000 (a)	02/26/24	2,365,365
522,000	6.125	01/18/41	631,620
Republic of Indonesia
387,000	5.875	01/15/24	456,111
430,000	4.125	01/15/25	458,926
470,000	6.750	01/15/44	643,444
Republic of Panama(d)
350,000	9.375	04/01/29	542,500
Republic of South Africa
730,000	4.875	04/14/26	766,500
Republic of Turkey
2,040,000	6.250	09/26/22	2,244,000
1,820,000	5.750	03/22/24	1,961,050
United Mexican States
1,810,000	6.050	01/11/40	2,212,725
980,000	4.750	03/08/44	1,019,200
1,335,000	5.550	01/21/45	1,548,600
786,000	4.600	01/23/46	801,720

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $15,221,614)			$16,642,861

Municipal Debt Obligations(a) – 3.5%
California – 2.0%
California State GO Bonds Build America Taxable Series 2009
$455,000	7.300%	10/01/39	$691,045
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,671,934
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,880,674

			8,243,653

Illinois – 1.4%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,238,861
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,471,841

			5,710,702

Municipal Debt Obligations(a) – (continued)
New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
$350,000	7.414%	01/01/40	$548,037

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $11,060,955)			$14,502,392

U.S. Treasury Obligations – 3.1%
United States Treasury Bonds
$5,470,000	3.000%	11/15/45	$6,245,263
310,000	2.250	08/15/46	304,504
United States Treasury Inflation Protected Securities
821,648	0.125	04/15/19	836,158
521,310	0.125	01/15/23	529,943
412,564	0.625	01/15/24	433,064
202,708	0.125	07/15/24	205,749
United States Treasury Notes
2,660,000	1.125	09/30/21	2,656,356
1,900,000	1.375	09/30/23	1,892,723

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,522,490)			$13,103,760

Shares	Distribution Rate	Value
Investment Company(b)(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,253	0.290%	$1,253
(Cost $1,253)

TOTAL INVESTMENTS – 98.5%
(Cost $391,071,628)		$411,116,764

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		6,228,646

NET ASSETS – 100.0%		$417,345,410

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $59,489,942, which represents approximately 14.3% of net assets as of September 30, 2016.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2016.
(e)	Represents an Affiliated Fund.

Currency Abbreviations:
EUR	—Euro

Investment Abbreviations:
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Westpac Banking Corp.	USD	1,749,486	EUR	1,551,162	$1,745,775	11/10/16	$3,712

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(5)	June 2018	$(1,236,063)	$(640)
Eurodollars	(5)	September 2018	(1,235,625)	176
Eurodollars	(5)	December 2018	(1,235,063)	114
Eurodollars	(5)	March 2019	(1,234,750)	51
Eurodollars	(5)	June 2019	(1,234,375)	(74)
Eurodollars	(5)	September 2019	(1,233,938)	(324)
Eurodollars	(5)	December 2019	(1,233,375)	(387)
Eurodollars	(5)	March 2020	(1,232,937)	(449)
Ultra Long U.S. Treasury Bonds	19	December 2016	3,493,625	(68,209)
2 Year U.S. Treasury Notes	85	December 2016	18,569,844	20,458
5 Year U.S. Treasury Notes	97	December 2016	11,787,016	43,105
10 Year U.S. Treasury Notes	(268)	December 2016	(35,141,500)	(111,743)
20 Year U.S. Treasury Bonds	15	December 2016	2,522,344	(27,540)
TOTAL				$(145,462)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 7	$1,900	0.500%	01/17/47	0.742%	$(64,153)	$35,225
	Markit CMBX Series 8	1,600	0.500	10/17/57	0.823	(63,711)	24,844
Credit Suisse International (London)	Markit CMBX Series 7	1,300	0.500	01/17/47	0.742	(47,816)	28,018
	Markit CMBX Series 8	1,600	0.500	10/17/57	0.823	(72,883)	34,017
	Markit CMBX Series 6	200	0.500	05/11/63	0.643	(4,850)	3,304
TOTAL						$(253,413)	$125,408

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 69.1%
	Argentina – 1.1%
	Letras del Banco Central de la Republica Argentina (NR/NR)(a)
ARS	7,430,000	0.000%		12/21/16	$458,212
	2,750,000	0.000		12/28/16	168,842
	Republic of Argentina (NR/NR)
	7,240,000	22.750		03/05/18	481,325
	26,004,000	18.200		10/03/21	1,693,024
	Republic of Argentina (B-/NR)(b)
	43,596,000	27.669		03/28/17	2,837,806
	70,000	27.919		10/09/17	4,607

					5,643,816

	Brazil – 9.9%
	Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	24,246,000	10.000		01/01/19	7,236,527
	61,900,000	10.000		01/01/23	17,737,571
	76,017,000	10.000		01/01/25	21,508,158
	19,350,102	6.000		08/15/40	6,091,223

	52,573,479

	Colombia – 9.6%
	Republic of Colombia (NR/Baa2)
COP	1,851,000,000	4.375	(c)	03/21/23	574,653
	439,775,157	3.500		05/07/25	152,946
	Republic of Colombia (BBB+/Baa2)
	3,424,300,000	11.250		10/24/18	1,291,231
	75,413,400,000	5.000		11/21/18	25,412,512
	17,201,039,912	3.500		03/10/21	6,015,696
	22,121,000,000	7.000		05/04/22	7,779,233
	104,800,000	10.000		07/24/24	43,083
	12,253,700,000	7.500		08/26/26	4,387,975
	100,000	6.000		04/28/28	31
	13,849,800,000	7.750		09/18/30	5,048,055

	50,705,415

	Dominican Republic – 0.7%
	Dominican Republic (NR/NR)
DOP	77,900,000	11.375		07/06/29	1,702,970
	Dominican Republic (BB-/B1)(d)
	$2,040,000	6.850		01/27/45	2,284,800

	3,987,770

	Hungary – 1.6%
	Hungary Government Bond (BBB-/NR)
HUF	1,017,570,000	5.500		06/24/25	4,503,797
	1,056,780,000	3.000		10/27/27	3,889,197

	8,392,994

	Indonesia – 0.2%
	Indonesia Government Bond (NR/Baa3)
IDR	14,400,000,000	7.875		04/15/19	1,132,393
	Republic of Indonesia (NR/Baa3)
	9,000,000	6.125		05/15/28	630

	1,133,023

	Sovereign Debt Obligations – (continued)
	Malaysia – 3.7%
	Malaysia Government Bond (NR/NR)
MYR	32,380,000	3.394%		03/15/17	$7,855,856
	6,060,000	3.743		08/26/21	1,492,857
	1,430,000	3.990		10/15/25	349,763
	4,740,000	4.245		09/30/30	1,171,387
	11,840,000	4.232		06/30/31	2,968,231
	3,380,000	4.786		10/31/35	872,482
	5,270,000	4.736		03/15/46	1,323,075
	Malaysia Government Bond (NR/A3)
	13,330,000	4.498		04/15/30	3,398,175

	19,431,826

	Mexico – 7.5%
	Mexican Udibonos (A/A3)
MXN	51,607,223	4.500		12/04/25	3,052,889
	United Mexican States (NR/NR)(a)
	112,582,050	0.000		11/24/16	5,763,805
	United Mexican States (NR/A3)
	8,883,900	5.750		03/05/26	449,166
	United Mexican States (A/A3)
	51,788,100	5.000		12/11/19	2,616,708
	112,300,900	6.500		06/10/21	5,953,814
	117,500,100	6.500		06/09/22	6,240,426
	14,766,400	8.000		12/07/23	855,614
	136,389,200	10.000		12/05/24	8,884,506
	91,922,300	7.750		11/23/34	5,389,302
	7,762,100	7.750		11/13/42	462,605

	39,668,835

	Peru – 2.4%
	Republic of Peru (NR/A3)
PEN	14,471,000	6.350	(d)	08/12/28	4,277,564
	1,998,000	6.850		02/12/42	622,589
	Republic of Peru (A-/A3)
	2,887,000	7.840		08/12/20	945,696
	15,084,000	5.700	(d)	08/12/24	4,582,228
	6,466,000	8.200		08/12/26	2,257,678
	50,000	6.950		08/12/31	16,079
	857,000	6.900		08/12/37	272,920

	12,974,754

	Philippines – 0.3%
	Republic of Philippines (BBB/Baa2)
PHP	67,000,000	6.250		01/14/36	1,602,640

	Poland – 13.6%
	Poland Government Bond (A-/NR)
PLN	92,690,000	2.000		04/25/21	24,010,828
	8,850,000	3.250		07/25/25	2,386,970
	Poland Government Bond (A-/A2)
	42,090,000	1.750		07/25/21	10,720,463
	4,280,000	5.750		10/25/21	1,299,435
	86,160,000	5.750		09/23/22	26,639,773
	23,640,000	4.000		10/25/23	6,715,444

	71,772,913

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Russia – 3.2%
	Russian Federation Bond (NR/NR)
RUB	671,260,000	8.500%		09/17/31	$11,020,417
	Russian Federation Bond (BBB-/Ba1)
	122,140,000	7.000		01/25/23	1,832,966
	267,980,000	7.000		08/16/23	4,021,258

	16,874,641

	South Africa – 5.5%
	Republic of South Africa (NR/NR)
ZAR	69,210,000	8.875		02/28/35	4,867,035
	44,950,000	9.000		01/31/40	3,153,829
	Republic of South Africa (NR/Baa2)
	166,610,000	8.250		03/31/32	11,237,198
	110,750,000	8.500		01/31/37	7,456,286
	36,928,000	8.750		01/31/44	2,516,894

	29,231,242

	Thailand – 4.9%
	Thailand Government Bond (NR/NR)
THB	154,790,000	2.550		06/26/20	4,590,029
	Thailand Government Bond (NR/Baa1)
	85,665,000	3.580		12/17/27	2,782,964
	198,698,952	1.250		03/12/28	5,297,039
	69,580,000	3.775		06/25/32	2,319,180
	Thailand Government Bond (A-/Baa1)
	381,926,302	1.200		07/14/21	10,740,032

	25,729,244

	Turkey – 4.6%
	Republic of Turkey (NR/NR)
TRY	37,120,000	8.500		07/10/19	12,285,100
	34,360,000	7.400		02/05/20	10,950,890
	Republic of Turkey (NR/Ba1)
	$264,000	6.250		09/26/22	290,400
	Turkey Government Bond (NR/NR)
TRY	2,284,000	10.600		02/11/26	810,930

	24,337,320

	Venezuela – 0.3%
	Republic of Venezuela (CCC/Caa3)
	$1,350,000	7.750		10/13/19	833,625
	1,292,000	8.250		10/13/24	639,540
	259,000	9.250		05/07/28	133,385

	1,606,550

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $398,402,604)				$365,666,462

	Corporate Obligations – 3.3%
	Australia – 0.3%
	Toyota Finance Australia Ltd. (NR/NR)
MXN	27,460,000	3.760%		07/20/17	$1,369,477

	Hong Kong – 0.4%
	China Unicom Ltd. (NR/NR)
CNH	14,190,000	4.000		04/16/17	2,122,716

	Corporate Obligations – (continued)
	Mexico – 0.5%
	America Movil SAB de CV (A-/A2)
MXN	55,140,000	6.000		06/09/19	2,804,256

	South Africa – 1.7%
	Transnet Ltd. (BBB+/Baa2)
ZAR	136,000,000	10.000		03/30/29	9,011,332

	Venezuela – 0.4%
	Petroleos de Venezuela SA (CCC/NR)
	$770,000	9.000		11/17/21	435,127
	350,000	6.000		05/16/24	147,000
	2,190,000	6.000		11/15/26	919,581
	1,220,000	5.375		04/12/27	507,886
	200,000	5.500		04/12/37	81,750

	2,091,344

	TOTAL CORPORATE OBLIGATIONS
	(Cost $24,183,847)				$17,399,125

	Structured Notes – 13.4%
	Brazil(b) – 0.1%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	845,000	0.000%		01/05/17	$257,329

	Colombia – 4.1%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	40,167,000,000	11.250	(d)	10/25/18	15,146,122
	12,492,000,000	11.000		07/27/20	4,956,465
	4,226,000,000	11.000		07/25/24	1,737,286

	21,839,873

	Indonesia – 9.2%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)(d)
IDR	28,000,000,000	7.875		04/17/19	2,201,876
	34,500,000,000	8.250		07/19/21	2,786,223
	41,200,000,000	8.375		03/19/24	3,397,051
	35,400,000,000	7.000		05/17/27	2,695,714
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	15,900,000,000	8.375		03/17/24	1,310,998
	21,250,000,000	7.000	(d)	05/17/27	1,618,190
	22,718,000,000	9.000	(d)	03/19/29	1,986,741
	221,071,000,000	6.625	(d)	05/17/33	15,629,200
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(d)
	190,066,000,000	9.000		03/19/29	16,621,708
	6,551,000,000	8.750		05/19/31	567,912

	48,815,613

	TOTAL STRUCTURED NOTES
	(Cost $93,842,207)				$70,912,815

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations(c) – 0.7%
Puerto Rico – 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)
$215,000	6.000%		07/01/38	$165,550
100,000	6.000		07/01/44	76,750
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)
60,000	5.750		07/01/37	45,900
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (D/Caa3)
120,000	5.750		07/01/41	74,700
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)
70,000	5.500		07/01/32	43,313
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)
45,000	5.875		07/01/36	28,238
170,000	5.750		07/01/38	105,825
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (D/Caa3)
705,000	6.000		07/01/39	442,387
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (D/Caa3)
45,000	6.000		07/01/34	28,125
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (D/Caa3)
40,000	5.625		07/01/32	24,650
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
20,000	5.500		07/01/26	12,375
265,000	5.000		07/01/41	160,325
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (D/Caa3)
80,000	5.125		07/01/31	48,700
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (D/Caa3)
20,000	5.000		07/01/34	12,100
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (D/Caa3)
30,000	5.250		07/01/27	18,375
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (CC/Ca)(a)
85,000	0.000		08/01/35	10,069
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (CC/Ca)(a)
215,000	0.000		08/01/37	22,863
175,000	0.000		08/01/38	17,435
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
90,000	5.250		08/01/27	47,250
215,000	5.750		08/01/37	113,950
60,000	6.375		08/01/39	32,700
15,000	6.500		08/01/44	8,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
475,000	0.000	(e)	08/01/33	161,514
840,000	5.500		08/01/37	443,100

Municipal Debt Obligations(c) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca) – (continued)
540,000	5.375		08/01/39	283,500
165,000	5.500		08/01/42	87,038
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
240,000	5.375		08/01/38	126,000
670,000	5.250		08/01/41	351,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
485,000	5.000		08/01/43	252,200
175,000	5.250		08/01/43	91,875
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
305,000	5.500		08/01/28	160,887

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,466,812)				$3,497,694

U.S. Treasury Obligations – 4.3%
United States Treasury Bonds
$700,000	3.625	%(f)	08/15/43	$891,933
9,230,000	3.000		11/15/45	10,538,167
740,000	2.250		08/15/46	726,880
United States Treasury Notes
6,300,000	1.375		04/30/21	6,366,780
4,460,000	1.375		09/30/23	4,442,918

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,089,424)				$22,966,678

Shares	Distribution Rate	Value
Investment Company(b)(g) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,323,118	0.290%	$6,323,118
(Cost $6,323,118)

TOTAL INVESTMENTS – 92.0%
(Cost $550,308,012)		$486,765,892

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%		42,286,261

NET ASSETS – 100.0%		$529,052,153

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $73,795,329, which represents approximately 14.0% of net assets as of September 30, 2016.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2016.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transaction.
(g)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
GO	—General Obligation
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
SHIBOR	—Shanghai Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CZK	46,986,923	EUR	1,743,000	$1,988,914	06/21/17	$6,607
	KRW	2,050,858,500	USD	1,852,000	1,861,147	10/28/16	9,147
	PLN	8,214,427	EUR	1,898,107	2,144,901	12/21/16	4,389
	PLN	11,773,642	USD	3,069,691	3,074,262	12/21/16	4,571
	USD	3,692,000	BRL	11,967,655	3,675,465	10/04/16	16,535
Barclays Bank PLC	IDR	171,087,801,658	USD	12,812,686	13,102,712	10/27/16	290,025
	IDR	67,374,931,705	USD	5,088,741	5,151,383	11/10/16	62,641
BNP Paribas SA	ARS	20,482,000	USD	1,289,393	1,319,079	10/21/16	29,687
	EUR	784,000	PLN	3,376,512	884,124	12/21/16	2,470
	KRW	2,986,517,358	USD	2,691,939	2,710,297	10/26/16	18,358
	PEN	6,429,664	USD	1,893,194	1,898,125	10/12/16	4,932
	PLN	7,277,000	HUF	518,246,618	1,900,126	12/21/16	8,832
	USD	21,799,835	TRY	66,003,359	21,635,126	12/21/16	164,709
Citibank NA (London)	INR	257,975,547	USD	3,835,925	3,859,736	10/26/16	23,811
Credit Suisse International (London)	RUB	310,719,037	USD	4,729,594	4,922,406	10/21/16	192,812
	RUB	1,215,657,635	USD	18,496,685	19,132,691	11/17/16	636,006
Deutsche Bank AG (London)	COP	2,181,819,500	USD	743,000	752,130	10/31/16	9,130
	CZK	94,191,720	EUR	3,492,463	3,987,050	06/21/17	15,087
	EUR	855,432	PLN	3,686,099	964,678	12/21/16	2,186
	IDR	27,982,663,425	USD	2,096,865	2,145,792	10/03/16	48,927
	IDR	34,168,477,056	USD	2,580,701	2,613,148	11/08/16	32,447
	KRW	4,146,522,120	USD	3,692,000	3,764,164	10/04/16	72,164
	KRW	4,173,734,790	USD	3,726,000	3,787,889	10/20/16	61,889
	PLN	7,420,854	EUR	1,708,000	1,937,688	12/21/16	11,561
	TWD	73,106,970	USD	2,333,165	2,336,843	10/07/16	3,679
	TWD	59,069,470	USD	1,863,000	1,890,797	10/24/16	27,797
	USD	3,664,800	MYR	14,998,194	3,631,059	10/04/16	33,741
HSBC Bank PLC	BRL	7,495,852	USD	2,272,159	2,282,642	11/03/16	10,483
	CLP	403,707,389	USD	610,199	611,469	11/16/16	1,271
	CZK	6,651,015	USD	275,815	278,084	12/21/16	2,270
	IDR	6,676,086,425	USD	509,042	510,443	11/10/16	1,401
	KRW	2,724,922,656	USD	2,448,000	2,473,033	10/19/16	25,033
	MYR	13,954,427	USD	3,366,406	3,377,054	11/18/16	10,648
	USD	10,501,073	KRW	11,477,463,061	10,416,415	10/20/16	84,658
	USD	4,908,230	MYR	20,217,000	4,895,652	10/27/16	12,578
	USD	4,254,380	TWD	131,766,644	4,217,812	10/24/16	36,568
JPMorgan Chase Bank (London)	CNH	12,498,448	USD	1,853,000	1,863,451	12/21/16	10,451
	INR	131,566,695	USD	1,950,000	1,968,178	10/27/16	18,178
	INR	124,363,724	USD	1,853,000	1,858,783	11/03/16	5,783
	KRW	1,486,255,680	USD	1,344,000	1,349,205	10/04/16	5,205
	USD	1,835,000	ZAR	25,381,408	1,820,046	12/21/16	14,955
Morgan Stanley & Co. International PLC	BRL	17,481,007	USD	5,318,691	5,368,707	10/04/16	50,016
	BRL	10,981,261	USD	3,261,244	3,344,020	11/03/16	82,776
	HUF	517,066,368	EUR	1,664,000	1,886,987	12/21/16	10,480
	IDR	24,073,255,600	USD	1,802,700	1,843,644	10/27/16	40,944
	PLN	5,049,875	USD	1,316,683	1,318,593	12/21/16	1,909
	RON	18,973,000	USD	4,772,481	4,805,483	12/21/16	33,002
	RUB	192,626,157	USD	2,975,197	3,047,051	10/27/16	71,854
	USD	7,750,687	BRL	24,988,745	7,674,457	10/04/16	76,230

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	USD	886,456	MYR	3,659,735	$886,224	10/27/16	$232
(continued)	USD	1,148,419	TRY	3,475,461	1,139,215	12/21/16	9,204
	ZAR	184,043,354	USD	12,648,680	13,197,348	12/21/16	548,668
Royal Bank of Canada	BRL	5,999,708	USD	1,832,000	1,842,610	10/04/16	10,610
	USD	1,853,000	BRL	6,023,325	1,834,227	11/03/16	18,773
	USD	3,429,080	SGD	4,673,493	3,428,149	12/21/16	931
Royal Bank of Scotland PLC	USD	1,887,000	MXN	34,893,253	1,783,181	12/21/16	103,819
Standard Chartered Bank	CNH	74,165,697	USD	11,019,000	11,057,707	12/21/16	38,707
	USD	3,379,000	IDR	43,824,075,660	3,355,082	10/31/16	23,918
	USD	12,415,889	SGD	16,886,603	12,386,836	12/21/16	29,053
State Street Bank (London)	EUR	341,173	CZK	9,120,237	388,015	06/21/17	1,964
UBS AG (London)	CZK	46,794,780	EUR	1,737,000	1,980,780	06/21/17	5,298
	HUF	8,584,182,407	USD	31,111,128	31,327,201	12/21/16	216,073
	INR	123,327,858	USD	1,832,000	1,845,187	10/26/16	13,187
	PLN	7,403,754	EUR	1,707,000	1,933,223	12/21/16	8,225
	RUB	124,102,825	USD	1,925,000	1,970,918	10/11/16	45,918
	TWD	73,106,970	USD	2,334,567	2,339,552	10/21/16	4,984
	ZAR	20,652,587	USD	1,462,247	1,480,953	12/21/16	18,705
TOTAL							$3,499,102

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	ARS	24,338,550	USD	1,576,331	$1,573,935	10/13/16	$(2,396)
	MXN	207,262,336	USD	10,774,431	10,591,910	12/21/16	(182,521)
	PLN	7,107,609	EUR	1,646,000	1,855,896	12/21/16	(313)
	USD	1,832,000	TWD	57,351,676	1,835,810	10/24/16	(3,810)
Barclays Bank PLC	PHP	187,623,738	USD	3,962,068	3,879,364	10/27/16	(82,704)
	PHP	179,128,113	USD	3,734,559	3,697,862	11/18/16	(36,697)
	USD	9,067,871	SGD	12,362,909	9,068,570	12/21/16	(698)
	USD	5,895,000	ZAR	83,930,788	6,018,495	12/21/16	(123,495)
BNP Paribas SA	ARS	41,982,229	USD	2,719,937	2,716,329	10/12/16	(3,608)
	ARS	38,582,981	USD	2,518,805	2,493,810	10/14/16	(24,995)
	ARS	19,891,524	USD	1,296,710	1,283,034	10/18/16	(13,675)
	ARS	3,041,896	USD	197,526	195,601	10/24/16	(1,924)
	ARS	11,840,933	USD	757,335	747,479	11/29/16	(9,856)
	EUR	1,358,000	PLN	5,867,130	1,531,429	12/21/16	(561)
	MXN	381,025,797	USD	19,734,089	19,471,897	12/21/16	(262,192)
	SGD	6,382,920	USD	4,699,000	4,682,066	12/21/16	(16,934)
	USD	34,232,491	COP	103,074,031,416	35,474,715	11/10/16	(1,242,224)
	USD	2,692,739	KRW	2,986,517,358	2,711,125	10/04/16	(18,386)
	USD	4,646,265	KRW	5,135,656,566	4,660,921	10/19/16	(14,656)
	USD	759,181	RUB	49,700,532	786,186	10/27/16	(27,006)
Citibank NA (London)	ARS	35,267,061	USD	2,299,566	2,280,665	10/13/16	(18,901)
	ARS	10,077,837	USD	650,603	646,699	10/28/16	(3,904)
	ARS	2,526,464	USD	159,097	157,725	12/23/16	(1,372)
	BRL	6,085,866	USD	1,854,000	1,853,272	11/03/16	(728)
	COP	2,926,732,731	USD	1,009,340	1,008,430	11/03/16	(910)
	SGD	2,524,383	USD	1,856,000	1,851,711	12/21/16	(4,289)
	TRY	2,627,951	USD	866,161	861,411	12/21/16	(4,750)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London) (continued)	USD	2,918,244	KRW	3,310,748,351	$3,004,659	10/21/16	$(86,414)
	USD	1,835,000	KRW	2,026,335,450	1,838,921	10/26/16	(3,921)
	USD	1,853,000	RUB	121,937,592	1,931,733	10/21/16	(78,733)
	USD	7,469,760	TWD	233,579,409	7,491,962	11/22/16	(22,202)
Credit Suisse International (London)	COP	3,017,466,400	USD	1,040,000	1,039,524	11/04/16	(476)
	USD	1,862,000	RUB	119,527,738	1,891,214	10/26/16	(29,214)
Deutsche Bank AG (London)	ARS	14,736,565	USD	944,652	933,708	11/22/16	(10,943)
	BRL	5,893,756	USD	1,835,000	1,810,070	10/04/16	(24,930)
	MYR	13,954,427	USD	3,452,784	3,381,416	10/07/16	(71,368)
	PEN	6,506,712	USD	1,925,000	1,920,871	10/12/16	(4,129)
	THB	575,541,554	USD	16,605,354	16,605,062	10/20/16	(292)
	USD	1,874,000	ILS	7,059,358	1,887,980	12/21/16	(13,980)
	USD	1,846,000	KRW	2,070,746,254	1,879,254	10/24/16	(33,254)
	USD	3,562,357	TWD	112,748,609	3,609,050	10/24/16	(46,693)
HSBC Bank PLC	BRL	2,030,938	USD	623,044	618,462	11/03/16	(4,582)
	MXN	36,174,412	USD	1,852,000	1,848,653	12/21/16	(3,347)
	MYR	14,998,194	USD	3,643,876	3,631,059	10/04/16	(12,817)
	MYR	43,914,902	USD	10,669,315	10,630,407	11/09/16	(38,908)
	TWD	97,090,656	USD	3,120,000	3,104,502	10/11/16	(15,498)
	USD	511,186	IDR	6,676,086,425	511,942	10/03/16	(756)
	USD	1,850,878	INR	124,915,750	1,868,683	10/27/16	(17,805)
	USD	2,373,000	KRW	2,646,260,442	2,402,244	10/04/16	(29,244)
	USD	2,761,351	KRW	3,094,369,460	2,808,285	10/21/16	(46,934)
	USD	4,084,814	KRW	4,564,575,034	4,142,467	10/24/16	(57,653)
	USD	3,370,635	MYR	13,954,427	3,381,416	10/07/16	(10,781)
	USD	3,663,000	TWD	114,746,405	3,672,087	10/21/16	(9,087)
	ZAR	17,534,870	USD	1,260,731	1,257,387	12/21/16	(3,343)
JPMorgan Chase Bank (London)	ARS	20,912,073	USD	1,362,350	1,348,861	10/18/16	(13,489)
	BRL	11,792,929	USD	3,653,844	3,621,804	10/04/16	(32,041)
	MXN	36,304,788	USD	1,925,000	1,855,316	12/21/16	(69,684)
	MYR	22,586,117	USD	5,591,038	5,470,636	10/20/16	(120,402)
	PHP	177,178,543	USD	3,699,791	3,666,032	10/17/16	(33,759)
	SGD	4,986,134	USD	3,663,000	3,657,481	12/21/16	(5,519)
	TRY	5,574,492	USD	1,848,000	1,827,253	12/21/16	(20,747)
	USD	2,915,035	PLN	11,251,161	2,937,835	12/21/16	(22,800)
Morgan Stanley & Co. International PLC	BRL	23,124,253	USD	7,066,387	7,041,811	11/03/16	(24,576)
	MXN	63,734,245	USD	3,263,057	3,257,067	12/21/16	(5,990)
	MYR	28,805,750	USD	7,191,549	6,977,108	10/20/16	(214,441)
	USD	1,256,569	BRL	4,211,000	1,293,268	10/04/16	(36,699)
	USD	1,018,641	HUF	280,599,946	1,024,024	12/21/16	(5,383)
	USD	1,597,434	IDR	21,306,577,000	1,633,850	10/03/16	(36,416)
	USD	2,138,294	PEN	7,265,032	2,144,738	10/12/16	(6,443)
	USD	1,916,000	RUB	124,346,484	1,974,787	10/11/16	(58,787)
	USD	1,835,000	RUB	117,896,548	1,864,943	10/27/16	(29,943)
	USD	8,625,487	TWD	269,261,838	8,636,461	11/22/16	(10,974)
	ZAR	29,706,274	USD	2,166,665	2,130,172	12/21/16	(36,493)
Royal Bank of Scotland PLC	MXN	208,942,444	USD	11,068,367	10,677,770	12/21/16	(390,596)
	TRY	5,496,082	USD	1,835,000	1,801,551	12/21/16	(33,449)
	USD	2,137,800	COP	6,239,169,300	2,147,318	11/10/16	(9,518)
	USD	3,690,000	MXN	72,816,191	3,721,190	12/21/16	(31,190)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Standard Chartered Bank	CNH	25,689,996	USD	3,832,000	$3,830,240	12/21/16	$(1,760)
	USD	2,304,662	IDR	30,836,373,000	2,361,595	10/27/16	(56,933)
	USD	965,014	PLN	3,725,726	972,839	12/21/16	(7,825)
State Street Bank (London)	CZK	46,177,180	EUR	1,721,103	1,954,638	06/21/17	(2,764)
UBS AG (London)	EUR	298,000	PLN	1,287,515	336,057	12/21/16	(131)
	MXN	36,599,448	USD	1,925,000	1,870,374	12/21/16	(54,626)
	MYR	8,509,330	USD	2,119,807	2,061,134	10/19/16	(58,673)
	MYR	59,603,532	USD	14,494,317	14,433,307	10/27/16	(61,011)
	MYR	42,199,276	USD	10,378,062	10,215,108	11/09/16	(162,954)
	PLN	7,084,928	EUR	1,643,000	1,849,973	12/21/16	(2,852)
	USD	16,747,445	EUR	14,852,358	16,749,135	12/21/16	(1,690)
	USD	4,204,784	KRW	4,660,582,653	4,229,763	10/19/16	(24,979)
	USD	2,331,961	TWD	73,106,970	2,336,843	10/07/16	(4,882)
	USD	5,732,002	TWD	181,131,273	5,804,869	11/10/16	(72,869)
Westpac Banking Corp.	USD	7,643,098	CNH	51,407,474	7,664,578	12/21/16	(21,481)
TOTAL							$(4,565,578)

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bonds	(127)	December 2016	$(21,355,844)	$162,831
Ultra Long U.S. Treasury Bonds	(15)	December 2016	(2,758,125)	24,227
2 Year U.S. Treasury Notes	(81)	December 2016	(17,695,969)	(20,716)
5 Year U.S. Treasury Notes	(70)	December 2016	(8,506,093)	(18,475)
10 Year U.S. Treasury Notes	23	December 2016	3,015,875	11,032
TOTAL				$158,899

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	COP	20,906,520		12/11/16	Colombia IBR Overnight Interbank	4.340%	$—	$55,845
		14,069,340		04/06/17	Colombia IBR Overnight Interbank	6.590	—	26,214
	KRW	7,833,870		11/04/17	2.060%	3 month KWCDC	—	69,943
		8,896,640		08/12/18	1.212	3 month KWCDC	—	(4,864)
		13,338,680		08/12/18	1.205	3 month KWCDC	—	(9,105)
		10,497,060		08/29/18	1.226	3 month KWCDC	—	(2,201)
	INR	443,200		09/21/21	12 month MIBOR	6.420	—	(33,798)
		273,470	(a)	12/21/21	12 month MIBOR	6.235	—	11,127
Barclays Bank PLC	KRW	14,556,500		11/07/17	2.034	3 month KWCDC	—	125,128
	CNY	21,600	(a)	12/21/21	2.800	3 month SHIBOR	(5,275)	500

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC (continued)	KRW	24,854,460	(a)	09/18/22	3 month KWCDC	3.300%	$—	$(2,322,898)
		20,329,360	(a)	12/05/22	3 month KWCDC	3.275	—	(1,872,616)
	MXN	309,200	(a)	06/29/27	8.010%	Mexico Interbank TIIE 28 Days	—	562,648
Citibank NA	COP	20,669,680		12/11/16	Colombia IBR Overnight Interbank	4.330	—	58,350
	BRL	19,380		01/02/17	15.740	1 month Brazilian Interbank Deposit Average	—	91,895
		35,190		01/02/17	11.500	1 month Brazilian Interbank Deposit Average	—	(396,659)
		54,230		01/02/17	15.238	1 month Brazilian Interbank Deposit Average	—	185,911
	COP	78,271,530		03/30/17	Columbia IBR Overnight Interbank	7.350	—	6,247
		12,695,600		06/13/17	Colombia IBR Overnight Interbank	7.220	—	5,221
	KRW	25,075,360		07/29/17	1.625	3 month KWCDC	—	73,877
	BRL	17,340		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	130,021
	KRW	9,913,750		09/22/18	1.276	3 month KWCDC	—	8,026
	BRL	10,920		01/02/19	12.645	1 month Brazilian Interbank Deposit Average	—	45,134
	THB	128,250		04/11/19	1.523	6 month Thai Reuters	—	(9,273)
		446,710		06/15/19	1.550	6 month Thai Reuters	(19,049)	(3,612)
		188,720		09/21/19	1.641	6 month Thai Reuters	—	5,585
	ZAR	162,000		05/30/20	6.623	3 month JIBAR	—	(355,184)
	THB	650,000		12/17/20	2.080	6 month Thai Reuters	—	297,415
		141,790		02/04/21	1.903	6 month Thai Reuters	—	28,990
	INR	315,920		09/21/21	6 month MIBOR	6.420	(3,733)	809
		145,440	(a)	12/21/21	6 month MIBOR	6.235	3,645	2,272
	KRW	20,189,970		07/11/24	2.940	3 month KWCDC	—	2,453,191
		4,797,960	(a)	03/13/28	3 month KWCDC	3.165	—	(392,722)
Credit Suisse International (London)	BRL	45,140		01/02/17	12.580	1 month Brazilian Interbank Deposit Average	—	(243,175)
	BRL	17,400		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	—	(138,834)
		23,240		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(328,081)
	COP	20,678,330		04/15/19	3 month COP	5.110	—	181,058
		3,635,890		05/02/24	Colombia IBR Overnight Interbank	6.055	—	16,567
Deutsche Bank AG	KRW	11,710,120		03/03/17	2.850	3 month KWCDC	—	80,263
		7,077,400		10/28/17	2.173	3 month KWCDC	—	72,060

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG (continued)	BRL	9,840		01/02/18	11.150%	1 month Brazilian Interbank Deposit Average	$—	$(136,317)
		31,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(353,240)
	ZAR	168,500		06/07/18	7.100	3 month JIBAR	—	(62,340)
	KRW	8,507,770		08/30/18	1.242	3 month KWCDC	—	749
		13,118,310		09/09/18	1.235	3 month KWCDC	—	(9)
		6,480		01/02/19	14.357	1 month Brazilian Interbank Deposit Average	—	89,115
	BRL	9,150		01/02/19	11.992	1 month Brazilian Interbank Deposit Average	—	18,230
	THB	46,620		06/15/19	1.645	6 month Thai Reuters	—	2,072
	BRL	16,650	(a)	01/02/20	11.840	1 month Brazilian Interbank Deposit Average	—	24,256
		11,360		01/04/21	1 month Brazilian Interbank Deposit Average	13.927%	—	(221,482)
		11,730		01/04/21	14.080	1 month Brazilian Interbank Deposit Average	—	243,088
	ZAR	7,820		05/23/21	6.550	3 month JIBAR	—	(24,546)
	BRL	7,260		01/02/23	1 month Brazilian Interbank Deposit Average	13.855	—	(170,092)
		7,350		01/02/23	1 month Brazilian Interbank Deposit Average	14.195	—	(195,944)
		17,590		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	—	(369,084)
	KRW	17,289,860		08/23/23	3.620	3 month KWCDC	—	2,594,316
	BRL	22,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	(179,130)
JPMorgan Securities, Inc.		295,000		01/02/17	1 month Brazilian Interbank Deposit Average	14.430	—	(281,990)
	KRW	9,675,870		09/12/18	1.265	3 month KWCDC	—	5,344
	THB	169,850		04/19/19	1.554	6 month Thai Reuters	—	(8,200)
	COP	10,159,090		04/22/19	3 month COP	5.190	—	82,165
	BRL	23,970	(a)	01/02/20	11.870	1 month Brazilian Interbank Deposit Average	—	36,399
	INR	259,100		09/21/21	6 month MIBOR	6.420	(6,920)	(12,838)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	INR	211,640	(a)	12/21/21	6 month MIBOR	6.235%	(7,252)	15,863
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,139)	29,152
Morgan Stanley & Co. International PLC	COP	35,960,090		12/07/16	Colombia IBR Overnight Interbank	6.080%	$—	$89,776
	COP	12,522,350		02/08/17	Colombia IBR Overnight Interbank	6.390	—	30,982
		68,572,350		03/27/17	Columbia IBR Overnight Interbank	7.340	—	22,278
		9,927,740		03/31/17	Colombia IBR Overnight Interbank	6.570	—	18,805
		9,927,740		04/03/17	Colombia IBR Overnight Interbank	6.550	—	24,804
		6,725,950		05/04/17	Colombia IBR Overnight Interbank	7.040	—	6,757
		32,718,530		05/08/17	Colombia IBR Overnight Interbank	7.120	—	23,904
		21,167,900		07/11/17	Columbia IBR Overnight Interbank	7.210	—	3,138
		23,936,280		08/01/17	7.339	Columbia IBR Overnight Interbank	—	9,669
	KRW	5,518,900		10/13/17	2.250	3 month KWCDC	—	60,448
		36,805,190		09/09/18	1.234	3 month KWCDC	—	(359)
		8,046,080		09/28/18	1.252	3 month KWCDC	—	3,082
	BRL	1,330		01/02/19	12.610	1 month Brazilian Interbank Deposit Average	—	5,230
		20,490		01/02/19	14.080	1 month Brazilian Interbank Deposit Average	—	249,074
	BRL	22,820		01/02/19	11.913	1 month Brazilian Interbank Deposit Average	—	35,851
		36,490		01/02/19	12.017	1 month Brazilian Interbank Deposit Average	—	77,898
	KRW	9,834,960		02/03/19	1.461	3 month KWCDC	—	51,115
	MXN	135,000		06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	(124,381)
		103,340		09/21/21	6 month MIBOR	6.420	(959)	(6,921)
	INR	118,390	(a)	12/21/21	6 month MIBOR	6.235	3,794	1,022
	COP	3,635,890		05/02/24	6.055	Columbia IBR Overnight Interbank	(5,241)	(11,326)
	KRW	19,502,470	(a)	03/03/28	3 month KWCDC	3.135	—	(1,570,604)
TOTAL							$(42,129)	$(1,392,946)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$51,130	(a)	12/21/18	3 month LIBOR	1.250%	$(178,584)	$(33,237)
ZAR	83,620	(a)	03/15/19	7.415%	3 month JIBAR	27	(3,894)
HUF	1,871,420		09/21/21	1.380	6 month BUBOR	70	(98,872)
HKD	45,010	(a)	12/21/21	6 month HIBOR	1.200	21,500	(26,628)
CZK	310,420	(a)	12/21/21	6 month PRIBOR	0.367	2,296	(5,693)
MXN	184,840	(a)	03/09/22	5.500	Mexico Interbank TIIE 28 Days	(210,040)	(82,001)
PLN	65,660	(a)	03/15/22	1.820	6 month WIBOR	(28,688)	(114,186)
MXN	248,000	(a)	03/06/24	5.750	Mexico Interbank TIIE 28 Days	(97,320)	(340,933)
	54,290	(a)	11/20/24	Mexico Interbank TIIE 28 Days	5.955	23	63,928
ZAR	52,850		12/18/24	3 month JIBAR	7.890	29	16,965
MXN	20,280		01/24/25	Mexico Interbank TIIE 28 Days	5.660	16	46,412
CZK	63,420		06/21/26	6 month PRIBOR	0.550	38	(13,696)
	146,470	(a)	12/21/26	6 month PRIBOR	0.475	17,442	17,382
MXN	352,810	(a)	03/03/27	6.000	Mexico Interbank TIIE 28 Days	(426,348)	(269,206)
ZAR	90,000	(a)	03/15/27	8.250	3 month JIBAR	7,286	35,505
	TOTAL					$(892,253)	$(808,154)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/17	$1,160	(1.000)%	06/20/19	0.559%	$(3,969)	$(10,169)
	People’s Republic of China 4.250%, 10/28/27	4,100	(1.000)	12/20/20	0.844	27,073	(54,567)
		1,800	(1.000)	06/20/21	0.959	15,974	(19,870)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/17	3,170	(1.000)	03/20/19	0.509	(5,989)	(33,121)
	People’s Republic of China 4.250%, 10/28/27	6,740	(1.000)	06/20/21	0.959	17,739	(32,329)
Citibank NA	People’s Republic of China 4.250%, 10/28/17	22,180	(1.000)	03/20/19	0.509	(62,601)	(211,042)
		44,310	(1.000)	06/20/19	0.559	(144,347)	(395,669)
	People’s Republic of China 4.250%, 10/28/27	4,470	(1.000)	12/20/20	0.844	44,217	(74,191)
		8,440	(1.000)	06/20/21	0.959	81,308	(99,580)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank AG	People’s Republic of China 4.250%, 10/28/27	$610	(1.000)%	12/20/20	0.844%	$4,730	$(8,821)
		2,690	(1.000)	06/20/21	0.959	7,273	(13,097)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/17	1,630	(1.000)	06/20/19	0.559	(5,989)	(13,876)
	People’s Republic of China 4.250%, 10/28/27	5,260	(1.000)	12/20/20	0.844	9,605	(44,877)
		8,880	(1.000)	06/20/21	0.959	34,990	(54,216)
UBS AG (London)	People’s Republic of China 7.500%, 10/28/27	3,550	(1.000)	06/20/21	0.959	16,732	(24,417)
TOTAL						$36,746	$(1,089,842)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	ZAR	26,400,000	$2,540,263	05/13/24	3 Month JIBAR	3 Month LIBOR	$1,169	$(591,965)
Deutsche Bank AG		42,202,250	4,054,984	05/23/19	3 Month JIBAR	3 Month LIBOR	8,688	(976,814)
	TRY	6,600,000	2,960,969	12/04/16	8.05%	3 Month LIBOR	(2,257)	(612,227)
JPMorgan Securities, Inc.		113,210,000	38,598,704	08/19/17	8.93	3 Month LIBOR	—	(318,875)
TOTAL							$7,600	$(2,499,881)

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

NON-DELIVERABLE BOND FORWARD CONTRACT#

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Unrealized Gain (Loss)*
Deutsche Bank AG	COP	3,201,100	Titulos de Tesoreria 7.75% 09/18/2030	10/27/16	$8,726

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.
*	There are no upfront payments on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to their market value.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 99.4%
Collateralized Mortgage Obligations – 5.5%
Adjustable Rate Non-Agency(a) – 0.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$123,038	3.094%	04/25/35	$123,030
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
716,454	2.819	07/25/35	693,911
Countrywide Alternative Loan Trust Series 2005-16, Class A1
468,574	2.134	06/25/35	419,474
Countrywide Alternative Loan Trust Series 2005-38, Class A1
127,993	1.989	09/25/35	118,846
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
224,057	0.754	01/19/36	146,769
Impac CMB Trust Series 2004-08, Class 1A
52,115	1.244	10/25/34	45,060
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
533,887	2.961	10/25/34	530,443

			2,077,533

Interest Only(b) – 0.4%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
2,173	5.250	07/25/33	43
FHLMC REMIC Series 4456, Class IO
412,539	4.500	10/15/44	71,579
FHLMC STRIPS Series 304, Class C45
490,146	3.000	12/15/27	41,500
FNMA REMIC Series 2011-124, Class SC(a)
615,025	6.025	12/25/41	114,393
FNMA REMIC Series 2012-146, Class IO
2,926,778	3.500	01/25/43	449,951
FNMA REMIC Series 2016-3, Class IP
1,266,737	4.000	02/25/46	199,499
GNMA REMIC Series 2014-11, Class KI
457,990	4.500	12/20/42	48,107
GNMA REMIC Series 2014-188, Class IB
2,138,749	4.000	12/20/44	265,947
GNMA REMIC Series 2015
400,000	4.000	10/01/46	58,500
GNMA REMIC Series 2015-129, Class IC
901,281	4.500	09/16/45	130,261
GNMA REMIC Series 2015-72, Class JI
213,337	3.500	05/20/45	19,316
GNMA REMIC Series 2015-83, Class PI
353,636	3.500	06/20/45	31,724
GNMA REMIC Series 2015-90, Class PI
281,406	3.500	04/20/45	23,032
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
12,786	0.123	08/25/33	77
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
2,071	0.320	07/25/33	23

			1,453,952

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – 1.6%
FHLMC REMIC Series 3852, Class SW
$896,790	5.476%	05/15/41	$145,015
FHLMC REMIC Series 4273, Class PS
441,801	5.576	11/15/43	77,822
FHLMC REMIC Series 4314, Class SE
560,995	5.526	03/15/44	95,059
FHLMC REMIC Series 4320, Class SD
321,674	5.576	07/15/39	57,545
FHLMC REMIC Series 4326, Class GS
704,645	5.526	04/15/44	118,973
FHLMC REMIC Series 4583, Class ST
2,235,121	5.476	05/15/46	442,261
FNMA REMIC Series 2010-126, Class LS
953,961	4.477	11/25/40	170,309
FNMA REMIC Series 2012-88, Class SB
721,759	6.145	07/25/42	130,272
FNMA REMIC Series 2013-121, Class SA
654,208	5.575	12/25/43	121,458
FNMA REMIC Series 2013-96, Class SW
360,362	5.575	09/25/43	65,824
FNMA REMIC Series 2014-87, Class MS
189,122	5.725	01/25/45	35,739
FNMA REMIC Series 2015-20, Class ES
862,001	5.625	04/25/45	193,254
FNMA REMIC Series 2015-79, Class SA
765,823	5.725	11/25/45	135,085
FNMA REMIC Series 2015-81, Class SA
2,409,038	5.175	11/25/45	385,401
FNMA REMIC Series 2015-82, Class MS
637,125	5.175	11/25/45	112,193
GNMA REMIC Series 2010-1, Class SD
27,578	5.258	01/20/40	4,618
GNMA REMIC Series 2010-101, Class S
1,820,170	5.468	08/20/40	303,229
GNMA REMIC Series 2010-20, Class SE
720,009	5.718	02/20/40	121,121
GNMA REMIC Series 2010-31, Class SA
447,653	5.218	03/20/40	68,695
GNMA REMIC Series 2010-85, Class SN
69,372	5.408	07/20/40	12,952
GNMA REMIC Series 2010-98, Class QS
230,172	6.068	01/20/40	31,588
GNMA REMIC Series 2011-17, Class SA
277,301	5.568	09/20/40	39,518
GNMA REMIC Series 2011-61, Class CS
152,476	6.148	12/20/35	10,135
GNMA REMIC Series 2011-79, Class AS
21,667	5.578	07/20/37	256
GNMA REMIC Series 2013-113, Class SD
309,378	6.170	08/16/43	66,019
GNMA REMIC Series 2013-134, Class DS
163,829	5.568	09/20/43	27,331
GNMA REMIC Series 2013-152, Class SJ
915,194	5.618	05/20/41	152,477

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2014-132, Class SL
$1,281,800	5.568%	10/20/43	$174,076
GNMA REMIC Series 2014-133, Class BS
568,387	5.068	09/20/44	84,322
GNMA REMIC Series 2014-41, Class SA
181,167	5.568	03/20/44	31,837
GNMA REMIC Series 2015-110, Class MS
2,471,307	5.178	08/20/45	350,969
GNMA REMIC Series 2015-111, Class SM
754,443	5.668	08/20/45	120,618
GNMA REMIC Series 2015-112, Class SB
732,239	5.208	08/20/45	104,703
GNMA REMIC Series 2015-119, Class SN
1,606,389	5.718	08/20/45	252,539
GNMA REMIC Series 2015-126, Class HS
1,486,747	5.668	09/20/45	228,495
GNMA REMIC Series 2015-168, Class SD
385,633	5.668	11/20/45	61,386
GNMA REMIC Series 2015-64, Class SG
1,755,993	5.068	05/20/45	312,717
GNMA REMIC Series 2016-1, Class ST
779,524	5.668	01/20/46	119,702
GNMA REMIC Series 2016-4, Class SM
1,036,256	5.118	01/20/46	165,133
GNMA REMIC Series 2016-6, Class SB
843,232	5.118	01/20/46	137,073

			5,267,719

Planned Amortization Class – 0.2%
FHLMC REMIC Series 3748
803,944	4.000	11/15/39	843,611

Sequential Fixed Rate – 1.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,167,260
FHLMC REMIC Series 2042, Class N
87,436	6.500	03/15/28	97,755
FNMA REMIC Series 2000-16, Class ZG
227,584	8.500	06/25/30	267,873
FNMA REMIC Series 2011-52, Class GB
841,469	5.000	06/25/41	932,002
FNMA REMIC Series 2011-99, Class DB
900,061	5.000	10/25/41	995,984
FNMA REMIC Series 2012-111, Class B
145,650	7.000	10/25/42	169,035
FNMA REMIC Series 2012-153, Class B
534,179	7.000	07/25/42	630,293

			5,260,202

Sequential Floating Rate(a) – 0.7%
FHLMC REMIC Series 4103, Class BF
1,481,416	0.874	12/15/38	1,479,322
FNMA REMIC Series 2011-63, Class FG
202,425	0.975	07/25/41	202,766

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
$528,744	3.750%	05/28/52	$547,177

			2,229,265

Support – 0.4%
FNMA REMIC Series 2005-59, Class KZ
1,298,049	5.500	07/25/35	1,483,971

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$18,616,253

Commercial Mortgage-Backed Securities – 6.5%
Sequential Fixed Rate – 3.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
$1,400,000	2.637%	01/25/23	$1,472,135
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,722,519
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
3,524,667	5.602	06/11/50	3,649,307
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
1,400,000	2.811	01/25/25	1,487,777

			10,331,738

Sequential Floating Rate(a) – 3.5%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,479,941	5.988	08/10/45	3,531,716
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
720,821	5.866	09/15/45	746,209
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.647	04/10/49	152,572
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	50,242
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,466
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
1,300,000	4.869	02/15/44	1,447,441
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,084,334	6.247	12/10/49	2,151,056
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,254,257	5.813	12/10/49	2,304,484
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
383,194	5.509	11/12/49	383,655
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
239,343	6.009	06/15/45	239,442

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
$700,000	3.034%	10/25/20	$740,761

			11,796,044

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$22,127,782

Federal Agencies – 87.4%
Adjustable Rate FHLMC(a) – 0.1%
$73,938	2.790%	04/01/33	$77,996
36,609	2.483	09/01/33	38,617
18,635	2.421	10/01/34	19,591
28,264	2.623	11/01/34	29,871
27,518	2.933	02/01/35	29,110
95,314	2.749	06/01/35	100,717

			295,902

Adjustable Rate FNMA(a) – 0.3%
3,267	1.940	07/01/22	3,295
13,393	1.940	07/01/27	13,568
13,114	1.940	11/01/27	13,283
5,934	1.940	01/01/31	6,028
7,578	1.940	06/01/32	7,702
7,721	1.940	08/01/32	7,847
29,748	1.940	05/01/33	30,209
10,673	2.315	06/01/33	10,978
159,787	2.773	06/01/33	168,663
8,943	2.739	07/01/33	9,426
143,303	1.941	08/01/33	145,393
474	3.125	09/01/33	503
71,288	2.533	12/01/33	74,666
930	2.699	12/01/33	982
2,569	2.825	04/01/34	2,717
246,520	3.129	08/01/34	262,683
35,661	2.550	11/01/34	37,420
46,573	2.615	02/01/35	49,164
64,681	2.588	03/01/35	67,687
39,880	3.039	04/01/35	42,272
84,991	2.949	05/01/35	89,646
5,269	1.940	11/01/35	5,349
40,894	1.940	12/01/37	41,446
24,897	1.940	01/01/38	25,229
15,599	1.940	11/01/40	15,844

			1,132,000

Adjustable Rate GNMA(a) – 0.3%
21,379	2.125	06/20/23	21,763
10,509	1.875	07/20/23	10,699
10,273	1.875	08/20/23	10,461
28,014	1.875	09/20/23	28,530
8,859	2.000	03/20/24	9,026
74,718	2.125	04/20/24	76,180
8,133	2.125	05/20/24	8,294
75,530	2.125	06/20/24	77,036
21,434	1.875	07/20/24	21,864
22,849	2.000	07/20/24	23,307

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$39,304	1.875%	08/20/24	$40,098
20,127	2.000	08/20/24	20,534
18,927	1.875	09/20/24	19,312
23,552	2.000	11/20/24	24,032
9,119	2.000	12/20/24	9,305
15,295	2.500	12/20/24	15,777
16,086	2.000	01/20/25	16,413
9,050	2.000	02/20/25	9,236
31,268	2.125	05/20/25	31,941
25,906	2.000	07/20/25	26,472
11,768	2.000	02/20/26	12,029
618	1.875	07/20/26	632
30,469	2.000	01/20/27	31,201
11,330	2.000	02/20/27	11,600
87,806	2.125	04/20/27	89,967
9,731	2.125	05/20/27	9,980
10,522	2.125	06/20/27	10,775
4,214	2.000	11/20/27	4,323
14,249	2.000	12/20/27	14,621
28,976	2.000	01/20/28	29,702
10,824	2.000	02/20/28	11,097
12,485	2.000	03/20/28	12,800
48,576	1.875	07/20/29	49,915
28,211	1.875	08/20/29	28,991
5,759	1.875	09/20/29	5,919
26,743	2.000	10/20/29	27,479
34,250	2.000	11/20/29	35,220
7,398	2.000	12/20/29	7,609
10,209	2.000	01/20/30	10,491
4,435	2.000	02/20/30	4,549
27,312	2.000	03/20/30	28,040
30,766	2.125	04/20/30	31,634
79,579	2.125	05/20/30	81,850
7,899	2.125	06/20/30	8,134
71,904	2.000	07/20/30	73,968
11,886	2.000	09/20/30	12,229
24,643	2.000	10/20/30	25,378

			1,170,413

FHLMC – 12.6%
76	5.000	11/01/16	78
507	5.000	01/01/17	518
1,178	5.000	02/01/17	1,208
1,219	5.000	03/01/17	1,250
3,052	5.000	04/01/17	3,128
86	5.000	05/01/17	89
207	5.000	08/01/17	211
13,849	5.000	09/01/17	14,228
18,182	5.000	10/01/17	18,679
13,770	5.000	11/01/17	14,144
12,352	5.000	12/01/17	12,690
16,792	5.000	01/01/18	17,235
39,444	5.000	02/01/18	40,441
41,057	5.000	03/01/18	42,125
42,284	5.000	04/01/18	43,376
4,309	4.500	05/01/18	4,461

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$30,562	5.000%	05/01/18	$31,397
9,413	5.000	06/01/18	9,671
9,674	5.000	07/01/18	9,955
3,933	5.000	08/01/18	4,043
2,801	5.000	09/01/18	2,878
14,434	5.000	10/01/18	14,885
15,370	5.000	11/01/18	15,850
7,671	5.000	12/01/18	7,881
947	5.000	01/01/19	979
335	5.000	02/01/19	348
61,812	5.500	04/01/20	64,941
255,130	5.000	11/01/22	282,515
251,247	4.500	08/01/23	274,970
43,573	7.000	04/01/31	50,902
531,271	7.000	09/01/31	603,866
235,746	7.000	04/01/32	283,422
414,956	7.000	05/01/32	498,341
16,722	4.500	07/01/33	18,367
508,346	4.500	08/01/33	558,376
984,872	4.500	09/01/33	1,081,799
95,409	4.500	10/01/33	104,799
127,940	5.000	10/01/33	142,315
13,378	5.500	12/01/33	15,630
239,245	5.500	04/01/35	270,935
6,112	5.000	07/01/35	6,797
4,043	4.500	08/01/35	4,425
16,483	4.500	09/01/35	18,090
6,697	4.500	10/01/35	7,331
137,269	5.000	12/01/35	156,492
93,238	5.500	01/01/36	107,862
250	5.500	02/01/36	289
2,206	5.000	02/01/37	2,513
40,143	6.000	08/01/37	45,993
43,025	6.000	09/01/37	49,285
16,779	6.000	10/01/37	19,221
117,170	6.000	11/01/37	134,220
122,374	6.000	12/01/37	140,182
56,261	4.500	01/01/38	61,667
4,445	5.500	01/01/38	4,987
127,166	6.000	01/01/38	145,672
35,022	6.000	02/01/38	40,118
7,097	6.000	03/01/38	8,132
39,716	6.000	04/01/38	45,497
16,258	6.000	05/01/38	18,629
2,237	4.500	06/01/38	2,449
29,695	6.000	06/01/38	34,028
24,327	6.000	07/01/38	27,889
15,873	6.000	08/01/38	18,200
88,951	4.500	09/01/38	97,929
128,178	6.000	09/01/38	146,830
27,754	6.000	10/01/38	31,792
2,077	6.000	11/01/38	2,383
2,170	6.000	12/01/38	2,486
770	4.500	01/01/39	842
95,481	6.000	01/01/39	109,372
47,363	4.500	02/01/39	51,793

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$12,106	6.000%	02/01/39	$13,885
516,287	7.000	02/01/39	605,762
18,477	4.500	03/01/39	20,205
7,850	6.000	03/01/39	8,993
4,543	4.500	04/01/39	4,967
2,843	6.000	04/01/39	3,246
160,151	4.500	05/01/39	175,128
464,366	5.000	05/01/39	514,548
448,343	4.500	06/01/39	490,270
9,381	4.500	07/01/39	10,258
840,714	5.000	07/01/39	938,217
10,766	4.500	08/01/39	11,772
25,815	4.500	09/01/39	28,229
5,662	4.500	10/01/39	6,192
3,848	4.500	11/01/39	4,208
10,159	4.500	12/01/39	11,109
14,946	4.500	01/01/40	16,343
9,556	4.500	04/01/40	10,505
49,269	6.000	04/01/40	56,438
16,730	4.500	05/01/40	18,391
99,577	6.000	05/01/40	114,066
24,801	4.000	06/01/40	26,583
23,765	4.500	06/01/40	26,125
14,415	4.500	07/01/40	15,846
4,523	4.500	08/01/40	4,972
36,487	5.000	08/01/40	40,478
26,833	5.000	10/01/40	29,920
307,542	4.000	02/01/41	331,213
99,062	4.500	02/01/41	108,853
16,363	4.500	03/01/41	17,980
38,169	4.500	04/01/41	41,941
38,495	4.500	05/01/41	42,300
73,460	4.500	06/01/41	80,721
4,244	5.000	06/01/41	4,729
192,605	4.500	08/01/41	211,640
209,150	4.500	09/01/41	229,918
115,976	4.000	10/01/41	127,139
24,120	4.000	11/01/41	26,027
11,721	4.500	12/01/41	12,879
151,351	4.500	03/01/42	166,310
67,919	3.000	05/01/42	70,745
627,447	3.500	06/01/42	670,879
1,546,586	4.500	06/01/42	1,702,937
173,895	3.000	08/01/42	181,808
222,680	3.500	08/01/42	237,355
73,304	3.000	10/01/42	76,645
456,004	3.500	10/01/42	486,053
931,122	3.000	11/01/42	975,713
349,341	3.500	11/01/42	372,362
1,623,498	3.000	12/01/42	1,701,405
2,899,195	3.000	01/01/43	3,038,076
260,054	3.000	02/01/43	271,407
3,991,496	3.500	04/01/43	4,225,840
4,078,479	3.500	08/01/43	4,307,347
1,796,169	4.000	08/01/43	1,958,386
807,693	3.500	06/01/44	862,433

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$31,256	4.000%	11/01/44	$34,313
128,054	3.500	02/01/45	137,434
179,700	3.500	03/01/45	192,861
1,070,396	3.500	06/01/45	1,142,773
836,640	3.500	10/01/45	893,472
7,006,612	3.500	03/01/46	7,482,568
788,918	3.500	05/01/46	840,784

			42,578,223

FNMA – 43.5%
79	5.500	11/01/16	79
90	5.500	12/01/16	90
304	5.500	01/01/17	305
76	5.500	05/01/17	77
305	5.500	07/01/17	306
59	5.500	09/01/17	60
1,221	5.500	01/01/18	1,239
1,120	5.500	02/01/18	1,138
797,983	2.800	03/01/18	807,385
43,244	5.000	03/01/18	44,269
3,355	5.500	04/01/18	3,442
2,530,000	3.840	05/01/18	2,590,882
946	5.500	05/01/18	975
67,580	5.000	06/01/18	69,512
3,387	5.000	09/01/18	3,485
1,377	7.000	11/01/18	1,393
669	5.500	02/01/19	687
5,314	5.500	04/01/19	5,495
597	5.500	05/01/19	616
5,578	5.500	07/01/19	5,818
18,518	5.500	08/01/19	19,411
9,407	5.500	09/01/19	9,901
17,309	5.500	10/01/19	18,165
6,733	5.500	11/01/19	7,096
5,095	5.500	12/01/19	5,328
23,540	5.500	02/01/20	24,637
79,276	4.500	03/01/20	82,172
724,165	3.416	10/01/20	769,378
10,388	5.500	01/01/21	10,986
15,099	7.000	09/01/21	16,197
60,594	7.000	06/01/22	67,499
23,251	7.000	07/01/22	25,207
2,063	4.500	04/01/23	2,166
443	7.000	01/01/29	444
1,717	7.000	09/01/29	1,779
7,517	7.000	08/01/31	8,213
555	7.000	03/01/32	661
1,429	7.000	04/01/32	1,585
2,781	7.000	06/01/32	2,851
337	7.000	07/01/32	340
56,134	6.000	01/01/33	65,094
1,973	6.000	02/01/33	2,301
767	5.500	07/01/33	868
20,352	5.000	08/01/33	22,879
6,049	5.500	09/01/33	6,905
21,459	5.500	02/01/34	24,598

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$5,991	5.500%	03/01/34	$6,869
10,613	5.000	04/01/34	11,834
9,930	5.500	04/01/34	11,373
50	5.500	06/01/34	58
36,041	5.500	07/01/34	41,267
6,270	5.500	08/01/34	7,235
23,658	5.500	10/01/34	27,111
4,295	5.500	11/01/34	4,930
162,970	5.500	12/01/34	186,854
167,421	6.000	04/01/35	194,157
12,451	5.500	05/01/35	14,096
5,029	5.500	06/01/35	5,786
6,365	5.000	07/01/35	7,181
14,666	5.500	07/01/35	16,928
5,937	5.500	08/01/35	6,835
9,266	5.500	09/01/35	10,684
297,087	5.000	10/01/35	330,635
3,779	5.500	10/01/35	4,265
87,884	6.000	10/01/35	102,328
2,845	5.500	12/01/35	3,285
2,315	6.000	12/01/35	2,680
481,433	5.000	01/01/36	535,798
109	5.500	02/01/36	125
15,850	5.500	04/01/36	17,979
2,395	6.000	04/01/36	2,768
420,771	4.500	07/01/36	462,881
31,301	5.500	07/01/36	35,229
43,997	4.500	12/01/36	48,400
3,202	5.500	02/01/37	3,681
14,628	5.500	04/01/37	16,863
62,828	6.000	04/01/37	72,573
309	5.500	05/01/37	355
60,009	5.000	06/01/37	67,637
384	5.500	06/01/37	441
4,897	5.500	07/01/37	5,628
460,085	5.500	08/01/37	519,355
101,356	6.500	10/01/37	119,656
49,377	6.000	11/01/37	57,051
223	5.500	12/01/37	256
448	5.500	02/01/38	515
5,834	5.500	03/01/38	6,693
77,409	5.000	04/01/38	85,898
22,895	5.500	04/01/38	26,358
5,781	5.500	05/01/38	6,652
2,290	5.500	06/01/38	2,625
1,256	5.500	07/01/38	1,440
2,582	5.500	08/01/38	2,959
2,513	5.500	09/01/38	2,881
82,387	6.000	09/01/38	95,247
18,779	5.500	12/01/38	21,262
629,757	5.000	01/01/39	719,787
143,443	6.000	01/01/39	166,020
331,258	6.500	01/01/39	392,068
410,136	4.500	02/01/39	448,829
5,326	5.500	02/01/39	6,120
8,857	4.500	03/01/39	9,837

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$345,609	7.000%	03/01/39		$407,954
12,470	4.500	05/01/39		13,852
9,482	5.500	06/01/39		10,888
9,657	4.500	07/01/39		10,728
8,191	4.000	08/01/39		8,789
20,789	4.500	09/01/39		22,750
27,669	4.500	10/01/39		30,279
8,359	5.500	11/01/39		9,583
69,011	4.500	02/01/40		76,704
10,381	4.500	03/01/40		11,360
15,385	3.500	04/01/40		16,291
150,828	4.500	04/01/40		165,745
53,000	4.500	06/01/40		58,925
517,610	5.000	06/01/40		575,338
37,121	5.000	07/01/40		41,261
10,168	4.500	09/01/40		11,305
23,872	3.500	12/01/40		25,277
9,675	4.500	12/01/40		10,632
159,804	4.500	01/01/41		175,847
44,454	4.500	04/01/41		48,889
71,999	4.500	06/01/41		79,133
68,092	4.500	07/01/41		74,885
290,032	4.500	08/01/41		319,124
299,091	4.500	09/01/41		329,376
238,608	3.500	10/01/41		254,015
222,417	4.500	10/01/41		244,537
136,356	3.500	11/01/41		144,776
187,521	4.500	11/01/41		206,170
228,854	3.500	12/01/41		242,186
83,572	4.500	12/01/41		91,852
220,095	3.500	01/01/42		234,307
133,515	4.500	01/01/42		146,760
460,693	3.500	02/01/42		487,618
537,408	3.500	03/01/42		568,821
43,223	4.500	03/01/42		47,576
103,453	3.500	04/01/42		109,495
41,507	4.500	04/01/42		45,636
41,690	3.500	05/01/42		44,127
721,849	3.500	06/01/42		764,537
648,374	3.500	07/01/42		687,585
617,060	3.500	08/01/42		654,759
140,584	3.000	09/01/42		146,712
533,730	3.500	09/01/42		566,850
534,135	3.500	10/01/42		567,734
38,466	3.500	11/01/42		40,997
921,044	4.500	11/01/42		1,021,423
833,465	3.000	12/01/42		870,147
1,421,661	3.500	12/01/42		1,505,856
172,425	3.000	01/01/43		180,858
19,894	3.500	01/01/43		21,210
70,123	3.000	02/01/43		73,553
1,093,523	3.500	02/01/43		1,163,311
1,625,939	3.000	03/01/43		1,705,458
4,631,370	3.500	03/01/43		4,924,383
1,789,541	3.000	04/01/43		1,877,059
2,578,030	3.500	04/01/43		2,722,297

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$789,159	2.500%	05/01/43		$796,741
2,192,441	3.000	05/01/43		2,299,666
1,392,545	3.500	05/01/43		1,473,865
74,590	3.000	06/01/43		78,237
1,457,796	3.500	06/01/43		1,546,777
659,719	3.000	07/01/43		691,984
12,052,041	3.500	07/01/43		12,753,723
4,301,714	3.500	08/01/43		4,546,163
80,995	3.500	09/01/43		86,301
250,349	3.500	11/01/43		264,983
1,141,147	3.500	01/01/44		1,216,551
71,354	3.500	08/01/44		75,237
203,401	3.500	09/01/44		215,267
199,838	3.500	10/01/44		214,897
88,500	4.000	10/01/44		95,262
28,518	3.500	12/01/44		30,449
103,230	5.000	12/01/44		114,607
67,816	3.500	01/01/45		72,767
406,659	3.500	02/01/45		435,078
870,470	4.000	02/01/45		946,092
363,926	3.500	03/01/45		389,492
648,206	4.000	03/01/45		708,367
530,454	3.500	04/01/45		565,866
316,870	4.000	04/01/45		346,280
1,412,212	3.500	05/01/45		1,519,066
134,508	3.500	06/01/45		143,503
72,021	3.500	07/01/45		76,852
57,513	3.500	09/01/45		61,568
127,349	3.500	10/01/45		135,931
222,548	3.500	11/01/45		235,923
46,136	3.500	12/01/45		49,245
141,491	3.500	01/01/46		151,025
1,128,422	3.500	03/01/46		1,214,861
174,898	3.500	04/01/46		188,404
1,171,131	3.500	05/01/46		1,247,850
73,000,000	3.000	TBA-30yr	(d)	75,743,045
1,000,000	4.500	TBA-30yr	(d)	1,095,156
1,000,000	5.000	TBA-30yr	(d)	1,110,703

				147,527,476

GNMA – 30.6%
47,584	5.500	07/15/20		49,632
233,485	3.950	07/15/25		251,972
6,668	6.000	04/15/26		7,638
651	6.500	01/15/32		751
1,496	6.500	02/15/32		1,726
624,840	5.500	04/15/33		717,677
7,397	5.000	11/15/33		8,415
1,536	6.500	08/15/34		1,858
1,420	6.500	02/15/36		1,654
3,483	6.500	03/15/36		4,058
5,783	6.500	04/15/36		6,704
16,529	6.500	05/15/36		19,254
13,021	6.500	06/15/36		15,171
76,092	6.500	07/15/36		88,395
69,408	6.500	08/15/36		81,345

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$106,246	6.500%	09/15/36		$123,932
48,951	6.500	10/15/36		56,759
67,755	6.500	11/15/36		78,780
29,865	6.500	12/15/36		34,925
15,155	6.500	01/15/37		17,587
3,303	6.500	03/15/37		3,850
7,038	6.500	04/15/37		8,176
6,895	6.500	05/15/37		8,521
3,897	6.500	08/15/37		4,526
20,060	6.500	09/15/37		23,272
17,484	6.500	10/15/37		20,163
10,393	6.500	11/15/37		12,049
5,725	6.500	05/15/38		6,656
4,336	6.500	11/15/38		5,043
4,034	6.500	02/15/39		4,699
167,340	4.500	12/20/39		183,665
666,055	5.000	01/20/40		735,327
44,654	4.500	02/20/40		49,175
801,793	4.500	05/15/40		887,366
127,090	4.500	05/20/40		139,958
463,723	5.000	07/15/40		521,087
254,120	3.500	09/15/42		270,986
16,403,944	4.000	10/20/43		17,633,137
504,068	3.500	02/15/45		535,657
9,965,076	4.000	08/20/45		10,682,095
1,269,986	4.500	08/20/45		1,375,551
6,316,216	4.000	09/20/45		6,770,688
28,552,403	4.000	10/20/45		30,597,914
4,470,819	4.000	03/20/46		4,791,111
1,367,813	4.000	04/20/46		1,467,300
4,006,953	4.000	05/20/46		4,301,526
7,000,000	3.000	TBA-30yr	(d)	7,334,141
13,000,000	4.000	TBA-30yr	(d)	13,931,328

				103,873,200

TOTAL FEDERAL AGENCIES				$296,577,214

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $333,805,000)				$337,321,249

Asset-Backed Securities – 8.4%
Auto(c) – 0.4%
Ford Credit Auto Owner Trust Series 2015-1, Class A
$1,200,000	2.120%	07/15/26		$1,218,908

Collateralized Loan Obligations(a)(c) – 3.9%
Brentwood CLO Corp. Series 2006-1A, Class A1B
234,081	0.907	02/01/22		232,940
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1
2,600,000	2.243	07/17/28		2,602,889
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R
785,796	0.886	11/14/21		784,561
Four Corners CLO II Ltd. Series 2006-2A, Class A
183,661	0.906	01/26/20		183,571

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
$1,450,000	2.028%	07/25/27		$1,444,148
OFSI Fund VI Ltd. Series 2014-6A, Class A1
2,100,000	1.658	03/20/25		2,074,949
Parallel Ltd. Series 2015-1A, Class A
1,050,000	2.084	07/20/27		1,046,805
Shackleton CLO Ltd. Series 2014-5A, Class A
1,600,000	2.132	05/07/26		1,600,134
Trinitas CLO III Ltd. Series 2015-3A, Class A2
1,800,000	2.138	07/15/27		1,799,267
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM
1,550,000	0.000	07/16/27		1,536,205

				13,305,469

Home Equity(a) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
80,644	0.804	02/15/34		69,297

Other(a)(c) – 1.8%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A
3,000,000	1.585	09/10/18		3,000,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2, Class A
3,000,000	1.785	03/10/19		3,000,000

				6,000,000

Student Loan(a) – 2.3%
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
1,169,099	1.324	06/25/26		1,148,634
Goal Capital Funding Trust Series 2007-1, Class A3
340,094	0.947	09/25/28		337,441
Nelnet Student Loan Trust Series 2006-2, Class A5
1,959,410	0.738	01/25/30		1,931,621
PHEAA Student Loan Trust Series 2016-1A, Class A(c)
1,600,000	1.728	09/25/65		1,599,985
SLM Student Loan Trust Series 2006-2, Class A5
1,729,697	0.748	07/25/25		1,720,662
SLM Student Loan Trust Series 2006-4, Class A5
498,348	0.738	10/27/25		497,462
SLM Student Loan Trust Series 2014-2, Class A2
606,577	0.874	10/25/21		603,704

				7,839,509

TOTAL ASSET-BACKED SECURITIES
(Cost $28,383,723)				$28,433,183

U.S. Treasury Obligation – 0.3%
United States Treasury Inflation Protected Securities
$930,717	0.375%	07/15/23		$964,893
(Cost $955,531)

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Shares	Distribution Rate	Value
Investment Company(a)(e) – 18.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
62,724,920	0.290%	$62,724,920
(Cost $62,724,920)

TOTAL INVESTMENTS – 126.6%
(Cost $425,869,174)		$429,444,245

LIABILITIES IN EXCESS OF OTHER ASSETS – (26.6)%		(90,160,538)

NET ASSETS – 100.0%		$339,283,707

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2016.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $25,267,614, which represents approximately 7.5% of net assets as of September 30, 2016.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $99,214,373, which represents approximately 29.2% of net assets as of September 30, 2016.
(e)	Represents an Affiliated Fund.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $(8,415,391))	3.500%	TBA-30yr	10/13/16	$(8,000,000)	$(8,442,500)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(2)	December 2016	$(367,750)	$(3,258)
2 Year U.S. Treasury Notes	(44)	December 2016	(9,612,625)	(2,067)
5 Year U.S. Treasury Notes	15	December 2016	1,822,734	(261)
10 Year U.S. Treasury Notes	30	December 2016	3,933,750	(3,501)
20 Year U.S. Treasury Bonds	20	December 2016	3,363,125	(14,557)
TOTAL				$(23,644)

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 8	$300	0.500%	10/17/57	0.822%	$(11,841)	$4,553
Credit Suisse International (London)	Markit CMBX Series 8	700	0.500	10/17/57	0.822	(27,629)	10,625
Morgan Stanley & Co. International PLC	Tranches of Commercial Mortgage-Backed Index AAA Series 7	8,350	0.500	01/17/47	0.742	(333,848)	206,685
TOTAL						$(373,318)	$221,863

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $34,597,266, $1,608,848,457, $3,658,413,210, $3,121,577,256, $391,070,375, $543,984,894 and $363,144,254, respectively)	$35,582,804
Investments of affiliated issuers, at value (cost $793,201, $3,669,180, $136,918,655, $378,990,937, $1,253, $6,323,118 and $62,724,920, respectively)	793,201
Cash	611,925
Foreign currencies, at value (cost $174,294, $114,048, $0, $39,460, $15,890, $2,761,764 and $0, respectively)	175,408
Unrealized gain on swap contracts	104,474
Unrealized gain on forward foreign currency exchange contracts	217,848
Unrealized gain on non-deliverable bond forwards contracts	—
Variation margin on certain derivative contracts	—
Receivables:
Collateral on certain derivative contracts(a)	1,340,971
Investments sold	649,313
Interest	629,065
Investments sold on an extended-settlement basis	27,115
Fund shares sold	44,339
Reimbursement from investment adviser	30,567
Upfront payments made on swap contracts	28,341
Due from broker — upfront payment	—
Foreign tax reclaims	—
Other assets	3,038
Total assets	40,238,409

Liabilities:
Reverse Repurchase Agreement, at value	—
Foreign currency overdraft, at value (identified cost $1,244 for High Yield Fund)	—
Unrealized loss on swap contracts	112,822
Unrealized loss on forward foreign currency exchange contracts	275,397
Variation margin on certain derivative contracts	2,577
Forward sale contracts, at value (proceeds received $8,415,391 for U.S. Mortgages Fund)	—
Payables:
Investments purchased	334,819
Investments purchased on an extended — settlement basis	165,364
Distributions payable	100,554
Upfront payments received on swap contracts	55,254
Management fees	26,913
Fund shares redeemed	13,764
Distribution and Service fees and Transfer Agency fees	1,397
Collateral on certain derivative contracts	—
Due to broker — upfront payment	—
Collateral on Reverse Repurchase agreements	—
Accrued expenses and other liabilities	180,036
Total liabilities	1,268,897

Net Assets:
Paid-in capital	39,251,673
Undistributed (distributions in excess of) net investment income	(781,892)
Accumulated net realized gain (loss)	(383,113)
Net unrealized gain (loss)	882,844
NET ASSETS	$38,969,512
Net Assets:
Class A	$180,899
Class C	41,829
Institutional	38,616,784
Service	—
Separate Account Institutional	—
Class IR	105,396
Class R	24,604
Class R6	—
Total Net Assets	$38,969,512
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	21,107
Class C	4,867
Institutional	4,491,674
Service	—
Separate Account Institutional	—
Class IR	12,284
Class R	2,862
Class R6	—
Net asset value, offering and redemption price per share:(b)
Class A	$8.57
Class C	8.59
Institutional	8.60
Service	—
Separate Account Institutional	—
Class IR	8.58
Class R	8.60
Class R6	—

(a)	Includes segregated cash of $25,361, $952,532, $2,113,728, $595,000, $277,008 and $260,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin and/or collateral on swap transactions of $175,610, $8,797,765, $3,433,488, $7,573,500, and $230,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively. Also includes amounts segregated for initial margin and/or collateral on forwards transactions of $1,140,000, $19,460,000, $320,000, and $17,550,000 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate and Local Emerging Markets Debt Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $8.97, $13.71, $6.75, $9.95, $9.75, $6.82 and $11.15, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$1,656,375,091	$3,652,543,543	$3,053,433,696	$411,115,511	$480,442,774	$366,719,325
3,669,180	138,434,541	371,406,981	1,253	6,323,118	62,724,920
37,903,536	59,944,250	55,660,757	5,036,280	7,808,236	5,454,223
121,560	—	39,095	13,290	2,773,552	—
2,527,273	—	60,289	125,408	8,448,879	221,863
5,467,460	—	—	3,712	3,499,102	—
—	—	—	—	8,726	—
224,001	945,170	166,426	25,446	215,618	—

29,210,297	2,113,728	2,286,791	595,000	25,400,507	490,000
31,879,548	5,403,090	—	215,099	8,940,380	2,178,251
26,189,780	61,304,931	17,704,172	3,762,783	9,164,903	886,192
2,873,527	1,652,509	8,198,300	—	3,678,258	115,949,881
4,339,370	28,233,156	3,455,571	226,874	1,768,252	498,518
—	—	—	30,639	49,208	26,550
1,371,019	—	—	—	276,937	—
—	—	—	—	9,292	—
—	23,278	—	—	—	—
2,490	12,121	6,908	1,614	1,111	1,387
1,802,154,132	3,950,610,317	3,512,418,986	421,152,909	558,808,853	555,151,110

17,255,175	10,031,188	—	—	—	—
—	1,248	—	—	—	—
4,907,566	—	—	—	13,431,548	—
4,466,026	56,761	77,853	—	4,565,578	—
1,479,191	—	—	—	6,178	32,710
—	—	—	—	—	8,442,500

34,001,402	11,258,142	72,325	1,777,374	2,670,818	13,497
14,887,561	45,680,596	170,891,547	1,245,538	5,097,196	205,020,007
1,171,708	1,079,635	70,481	85,517	14,023	83,962
1,352,423	—	—	253,413	274,720	373,318
1,093,649	2,080,432	1,444,388	114,356	346,125	86,523
11,318,190	8,343,542	5,865,674	176,843	2,060,498	1,549,324
125,331	270,843	112,747	22,017	61,926	25,012
530,000	1,432,000	—	—	780,000	50,000
29,003	—	—	—	—	—
17,000	—	—	—	—	—
415,910	312,571	365,458	132,441	448,090	190,550
93,050,135	80,546,958	178,900,473	3,807,499	29,756,700	215,867,403

1,705,146,953	4,240,374,560	3,508,630,280	402,135,541	955,616,737	336,913,927
(2,836,138)	(816,520)	481,907	792,038	(147,893,593)	(1,816,018)
(37,164,941)	(364,412,911)	(99,685,913)	(5,608,392)	(208,629,015)	439,617
43,958,123	(5,081,770)	(75,907,761)	20,026,223	(70,041,976)	3,746,181
$1,709,103,997	$3,870,063,359	$3,333,518,513	$417,345,410	$529,052,153	$339,283,707

$149,032,743	$330,559,942	$7,692,437	$30,093,780	$117,495,797	$46,159,079
31,854,310	52,231,552	2,146,102	—	6,528,655	—
1,494,575,563	3,274,966,193	3,322,440,219	142,139,584	392,353,935	60,627,006
—	14,207,621	—	—	—	—
—	—	—	243,495,435	—	216,024,245
31,826,642	10,180,790	1,228,064	1,605,278	12,673,766	16,462,974
—	15,286,139	11,691	—	—	—
1,814,739	172,631,122	—	11,333	—	10,403
$1,709,103,997	$3,870,063,359	$3,333,518,513	$417,345,410	$529,052,153	$339,283,707

11,388,800	51,282,553	790,727	3,208,205	18,036,795	4,302,189
2,435,145	8,094,502	220,555	—	1,000,686	—
114,062,202	506,677,682	341,197,330	15,147,769	60,206,776	5,636,809
—	2,205,963	—	—	—	—
—	—	—	25,944,111	—	20,130,733
2,429,164	1,576,265	126,014	171,019	1,947,118	1,530,609
—	2,372,488	1,201	—	—	—
138,489	26,665,199	—	1,207	—	967

$13.09	$6.45	$9.73	$9.38	$6.51	$10.73
13.08	6.45	9.73	—	6.52	—
13.10	6.46	9.74	9.38	6.52	10.76
—	6.44	—	—	—	—
—	—	—	9.39	—	10.73
13.10	6.46	9.75	9.39	6.51	10.76
—	6.44	9.73	—	—	—
13.10	6.47	—	9.39	—	10.76

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

Dynamic Emerging Markets Debt Fund
Investment income:
Interest (net of foreign withholding taxes of $11,568, $1,816 and $0, $0, $0, $107,955 and $0, respectively)	$1,371,283
Dividends — unaffiliated issuers	—
Dividends — affiliated issuers	174
Total investment income	1,371,457

Expenses:
Management fees	182,863
Custody, accounting and administrative services	92,612
Professional fees	53,353
Registration fees	26,120
Printing and mailing costs	13,849
Trustee fees	8,532
Transfer Agency fees(a)	8,306
Distribution and Service fees(a)	618
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Other	2,570
Total expenses	388,823
Less — expense reductions	(205,951)
Net expenses	182,872
NET INVESTMENT INCOME	1,188,585

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	403,543
Futures contracts	24,883
Swap contracts	(117,313)
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	(162,946)
Foreign currency transactions	(2,709)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $6,576 and $7,013 for the Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively)	1,581,243
Investments — affiliated issuers	—
Futures contracts	8,680
Non-deliverable bond forward contracts	(7,552)
Swap contracts	(56,104)
Forward foreign currency exchange contracts	(199,640)
Foreign currency translation	(11,599)
Net realized and unrealized gain	1,460,486
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,649,071

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt	$354	$204	$60	$184	$26	$8,048	$—	$—	$32	$16	$—
Emerging Markets Debt	168,264	147,350	—	87,497	19,155	228,640	—	—	15,966	—	135
High Yield	421,508	262,912	37,953	219,184	34,179	640,592	2,871	—	6,510	9,868	16,689
High Yield Floating Rate	9,628	9,378	29	5,007	1,219	638,728	—	—	756	7	—
Investment Grade Credit	36,298	—	—	18,875	—	29,358	—	48,030	909	—	2
Local Emerging Markets Debt	159,835	32,366	—	83,114	4,208	77,526	—	—	7,408	—	—
U.S. Mortgages	56,984	—	—	29,632	—	11,961	—	41,885	6,542	—	2

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$41,374,821	$121,286,521	$79,765,767	$7,676,888	$17,378,768	$3,184,061
—	1,172,003	—	—	—	—
1,564	167,160	306,251	4,685	17,679	57,485
41,376,385	122,625,684	80,072,018	7,681,573	17,396,447	3,241,546

5,332,760	12,669,373	8,772,844	834,782	2,400,145	649,781
174,566	160,906	416,637	58,416	343,929	131,742
56,489	71,315	73,315	50,891	56,144	56,128
68,980	85,636	39,508	42,990	51,453	47,116
101,851	111,264	41,643	16,965	58,290	16,926
9,467	12,191	11,700	8,936	9,023	8,833
351,393	929,893	645,717	97,174	172,256	90,022
315,614	722,373	19,035	36,298	192,201	56,984
—	17,944	—	—	—	—
—	17,944	—	—	—	—
39,194	55,424	61,197	9,407	33,820	8,811
6,450,314	14,854,263	10,081,596	1,155,859	3,317,261	1,066,343
(77,281)	(132,119)	(171,063)	(307,095)	(625,232)	(278,674)
6,373,033	14,722,144	9,910,533	848,764	2,692,029	787,669
35,003,352	107,903,540	70,161,485	6,832,809	14,704,418	2,453,877

5,216,463	(16,210,488)	(21,180,248)	1,887,096	(71,746,388)	1,426,110
3,365,558	(1,033,278)	—	(119,562)	(287,537)	92,916
(1,101,593)	(556,239)	(1,014,597)	(56,084)	362,691	26,385
—	—	—	—	666,998	—
(4,411,947)	(545,751)	(443,959)	16,086	(1,217,458)	—
67,158	80,019	236,324	(1,828)	(1,159,630)	—

80,922,093	274,241,259	114,710,812	12,083,128	93,491,380	1,493,662
—	1,515,886	(3,367,194)	—	—	—
(797,944)	285,788	—	(148,983)	213,665	(51,869)
—	—	—	—	(300,509)	—
(2,891,472)	(443,501)	614,469	111,328	(2,085,724)	168,840
1,491,445	701,331	410,931	3,712	(4,736,571)	—
(52,944)	(23,951)	(2,255)	(1,518)	(149,080)	—
81,806,817	258,011,075	89,964,283	13,773,375	13,051,837	3,156,044
$116,810,169	$365,914,615	$160,125,768	$20,606,184	$27,756,255	$5,609,921

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$1,188,585		$1,410,667
Net realized gain (loss)	145,458		(1,329,818)
Net change in unrealized gain (loss)	1,315,028		810,424
Net increase (decrease) in net assets resulting from operations	2,649,071		891,273

Distributions to shareholders:
From net investment income
Class A Shares	(7,133)		(882)
Class C Shares	(860)		(59)
Institutional Shares	(1,067,362)		(46,017)
Service Shares	—		—
Class IR Shares	(1,290)		(40)
Class R Shares	(564)		(31)
Class R6 Shares(a)	—		—
Return of capital
Class A Shares	—		(24,846)
Class C Shares	—		(1,670)
Institutional Shares	—		(1,297,260)
Service Shares	—		—
Class IR Shares	—		(1,133)
Class R Shares	—		(874)
Class R6 Shares(a)	—		—
Total distributions to shareholders	(1,077,209)		(1,372,812)

From share transactions:
Proceeds from sales of shares	6,782,875		27,744,900
Reinvestment of distributions	403,018		936,740
Cost of shares redeemed	(9,383,794	)(b)	(4,948,367	)(b)
Net increase (decrease) in net assets resulting from share transactions	(2,197,901)		23,733,273
TOTAL INCREASE (DECREASE)	(626,039)		23,251,734

Net assets:
Beginning of period	39,595,551		16,343,817
End of period	$38,969,512		$39,595,551
Distribution in excess of net investment income	$(781,892)		$(893,268)

(a)	Commenced operations on July 31, 2015.
(b)	Net of $60 and $1,578, $16,634 and $64,357, and $379,093 and $2,248,223 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the six months ended September 30, 2016 and the fiscal year ended March 31, 2016, respectively.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016		For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016		For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016

$35,003,352		$61,053,599		$107,903,540		$274,645,787		$70,161,485	$158,387,605
3,135,639		(51,460,669)		(18,265,737)		(338,929,240)		(22,402,480)	(42,570,565)
78,671,178		37,915,701		276,276,812		(254,775,955)		112,366,763	(149,398,264)
116,810,169		47,508,631		365,914,615		(319,059,408)		160,125,768	(33,581,224)

(3,365,575)		(4,995,168)		(9,104,054)		(20,364,862)		(154,803)	(413,957)
(621,797)		(1,216,722)		(1,222,774)		(2,814,039)		(30,824)	(56,931)
(29,772,518)		(53,966,540)		(91,876,720)		(237,899,617)		(69,961,284)	(157,901,983)
—		—		(375,970)		(851,015)		—	—
(631,900)		(762,559)		(282,895)		(634,486)		(25,108)	(45,691)
—		—		(390,605)		(832,949)		(218)	(401)
(35,174)		(5,212)		(4,801,364)		(3,321,271)		—	—

—		—		—		(921,258)		—	—
—		—		—		(127,301)		—	—
—		—		—		(10,762,019)		—	—
—		—		—		(38,498)		—	—
—		—		—		(28,703)		—	—
—		—		—		(37,681)		—	—
—		—		—		(150,246)		—	—
(34,426,964)		(60,946,201)		(108,054,382)		(278,783,945)		(70,172,237)	(158,418,963)

742,807,849		569,809,447		389,590,485		1,703,216,450		433,514,967	1,478,261,923
29,786,228		57,371,986		101,496,143		263,890,802		69,702,634	157,537,834
(196,041,440	)(b)	(1,270,297,756	)(b)	(695,399,617	)(b)	(3,132,165,143	)(b)	(487,079,992)	(2,312,339,197)
576,552,637		(643,116,323)		(204,312,989)		(1,165,057,891)		16,137,609	(676,539,440)
658,935,842		(656,553,893)		53,547,244		(1,762,901,244)		106,091,140	(868,539,627)

1,050,168,155		1,706,722,048		3,816,516,115		5,579,417,359		3,227,427,373	4,095,967,000
$1,709,103,997		$1,050,168,155		$3,870,063,359		$3,816,516,115		$3,333,518,513	$3,227,427,373
$(2,836,138)		$(3,412,526)		$(816,520)		$(665,678)		$481,907	$492,659

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Investment Grade Credit Fund
	For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016
From operations:
Net investment income	$6,832,809	$15,699,589
Net realized gain (loss)	1,725,708	(6,776,383)
Net change in unrealized gain (loss)	12,047,667	(10,826,804)
Net increase (decrease) in net assets resulting from operations	20,606,184	(1,903,598)

Distributions to shareholders:
From net investment income
Class A Shares	(431,228)	(913,402)
Class C Shares	—	—
Institutional Shares	(2,434,025)	(5,800,974)
Separate Account Institutional Shares	(3,975,983)	(8,951,245)
Service Shares	—	—
Class IR Shares	(22,332)	(37,842)
Class R6 Shares(a)	(173)	(239)
From net realized gains
Class A Shares	—	(108,705)
Institutional Shares	—	(616,284)
Separate Account Institutional Shares	—	(940,974)
Class IR Shares	—	(4,123)
Class R6 Shares(a)	—	(39)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Separate Account Institutional Shares	—	—
Class IR Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	(6,863,741)	(17,373,827)

From share transactions:
Proceeds from sales of shares	40,263,531	88,484,324
Reinvestment of distributions	6,310,166	16,024,991
Cost of shares redeemed	(68,012,928)	(127,738,485)
Net increase (decrease) in net assets resulting from share transactions	(21,439,231)	(23,229,170)
TOTAL INCREASE (DECREASE)	(7,696,788)	(42,506,595)

Net assets:
Beginning of period	425,042,198	467,548,793
End of period	$417,345,410	$425,042,198
Undistributed net investment income	$792,038	$822,970

(a)	Commenced operations on July 31, 2015.
(b)	Net of $31,188 and $86,868 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2016 and the fiscal year ended March 31, 2016, respectively.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016		For the Six Months Ended September 30, 2016 (Unaudited)	For the Fiscal Year Ended March 31, 2016

$14,704,418		$56,861,580		$2,453,877	$5,465,020
(73,381,324)		(298,066,246)		1,545,411	3,425,543
86,433,161		139,153,471		1,610,633	(2,031,407)
27,756,255		(102,051,195)		5,609,921	6,859,156

(3,696,367)		—		(520,821)	(826,845)
(161,852)		—		—	—
(11,779,983)		—		(789,440)	(1,436,745)
—		—		(2,764,884)	(5,637,774)
—		—		—	—
(340,424)		—		(127,885)	(93,312)
—		—		(133)	(185)

—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—
—		—		—	—

—		(8,890,665)		—	(1,864)
—		(348,300)		—	—
—		(47,959,673)		—	(3,238)
—		—		—	(12,706)
—		—		—	—
—		(318,438)		—	(210)
—		—		—	(1)
(15,978,626)		(57,517,076)		(4,203,163)	(8,012,880)

95,541,236		473,316,076		69,627,288	99,492,523
15,829,694		55,907,709		3,658,514	6,935,047
(154,238,241	)(b)	(1,197,487,224	)(b)	(49,752,285)	(65,888,854)
(42,867,311)		(668,263,439)		23,533,517	40,538,716
(31,089,682)		(827,831,710)		24,940,275	39,384,992

560,141,835		1,387,973,545		314,343,432	274,958,440
$529,052,153		$560,141,835		$339,283,707	$314,343,432
$(147,893,593)		$(146,619,385)		$(1,816,018)	$(66,732)

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$8.24	$0.24	$0.30	$0.54	$(0.21)	$—	$(0.21)
2016 - C	8.26	0.20	0.31	0.51	(0.18)	—	(0.18)
2016 - Institutional	8.27	0.25	0.30	0.55	(0.22)	—	(0.22)
2016 - IR	8.25	0.24	0.31	0.55	(0.22)	—	(0.22)
2016 - R	8.26	0.22	0.32	0.54	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	8.59	0.36	(0.36)	—	(0.01)	(0.34)	(0.35)
2016 - C	8.61	0.30	(0.36)	(0.06)	(0.01)	(0.28)	(0.29)
2016 - Institutional	8.62	0.40	(0.37)	0.03	(0.01)	(0.37)	(0.38)
2016 - IR	8.60	0.39	(0.37)	0.02	(0.01)	(0.36)	(0.37)
2016 - R	8.62	0.34	(0.37)	(0.03)	(0.01)	(0.32)	(0.33)
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	(0.03)	(0.40)
2015 - IR	9.44	0.41	(0.86)	(0.45)	(0.36)	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	(0.03)	(0.35)

FOR THE PERIOD ENDING MARCH 31,
2014 - A (commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	(0.11)	(0.34)
2014 - C (commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	(0.11)	(0.28)
2014 - Institutional (commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	(0.11)	(0.36)
2014 - IR (commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	(0.11)	(0.35)
2014 - R (commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.57	6.62%	$181	1.23	%(d)	2.25	%(d)	5.66	%(d)	81%
8.59	6.21	42	1.98	(d)	3.00	(d)	4.77	(d)	81
8.60	6.91	38,617	0.90	(d)	1.91	(d)	5.85	(d)	81
8.58	6.88	105	0.98	(d)	1.99	(d)	5.69	(d)	81
8.60	6.60	25	1.49	(d)	2.50	(d)	5.27	(d)	81

8.24	0.15	512	1.23		2.98		4.40		98
8.26	(0.70)	40	1.99		3.79		3.65		98
8.27	0.39	38,990	0.89		2.45		4.89		98
8.25	0.29	31	0.98		2.63		4.75		98
8.26	(0.20)	23	1.48		3.18		4.20		98
8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179

9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$12.25	$0.32	$0.84	$1.16	$(0.32)	$—	$—	$(0.32)
2016 - C	12.24	0.27	0.84	1.11	(0.27)	—	—	(0.27)
2016 - Institutional	12.26	0.34	0.84	1.18	(0.34)	—	—	(0.34)
2016 - IR	12.26	0.33	0.84	1.17	(0.33)	—	—	(0.33)
2016 - R6	12.26	0.33	0.85	1.18	(0.34)	—	—	(0.34)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	12.33	0.61	(0.09)	0.52	(0.60)	—	—	(0.60)
2016 - C	12.33	0.51	(0.09)	0.42	(0.51)	—	—	(0.51)
2016 - Institutional	12.35	0.64	(0.08)	0.56	(0.65)	—	—	(0.65)
2016 - IR	12.35	0.64	(0.09)	0.55	(0.64)	—	—	(0.64)
2016 - R6 (Commenced July 31, 2015)	12.18	0.46	0.06	0.52	(0.44)	—	—	(0.44)
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - IR	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - IR	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	—	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	—	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	—	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	—	(0.78)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.09	9.56%	$149,033	1.23	%(d)	1.25	%(d)	5.09	%(d)	44%
13.08	9.15	31,854	1.98	(d)	2.00	(d)	4.31	(d)	44
13.10	9.74	1,494,576	0.90	(d)	0.91	(d)	5.29	(d)	44
13.10	9.69	31,827	0.98	(d)	1.00	(d)	5.21	(d)	44
13.10	9.75	1,815	0.88	(d)	0.89	(d)	5.08	(d)	44

12.25	4.43	109,830	1.23		1.27		5.02		99
12.24	3.57	27,645	1.98		2.02		4.26		99
12.26	4.70	895,309	0.89		0.93		5.30		99
12.26	4.60	16,927	0.98		1.02		5.26		99
12.26	4.41	458	0.87	(d)	0.92	(d)	5.84	(d)	99
12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$6.02	$0.17	$0.43	$0.60	$(0.17)	$—	$—	$(0.17)
2016 - C	6.03	0.15	0.42	0.57	(0.15)	—	—	(0.15)
2016 - Institutional	6.04	0.18	0.42	0.60	(0.18)	—	—	(0.18)
2016 - Service	6.02	0.16	0.42	0.58	(0.16)	—	—	(0.16)
2016 - IR	6.03	0.18	0.43	0.61	(0.18)	—	—	(0.18)
2016 - R	6.02	0.16	0.42	0.58	(0.16)	—	—	(0.16)
2016 - R6	6.05	0.18	0.42	0.60	(0.18)	—	—	(0.18)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	6.80	0.35	(0.77)	(0.42)	(0.34)	—	(0.02)	(0.36)
2016 - C	6.81	0.30	(0.77)	(0.47)	(0.30)	—	(0.01)	(0.31)
2016 - Institutional	6.82	0.38	(0.78)	(0.40)	(0.36)	—	(0.02)	(0.38)
2016 - Service	6.79	0.34	(0.76)	(0.42)	(0.33)	—	(0.02)	(0.35)
2016 - IR	6.81	0.37	(0.78)	(0.41)	(0.35)	—	(0.02)	(0.37)
2016 - R	6.80	0.34	(0.78)	(0.44)	(0.33)	—	(0.01)	(0.34)
2016 - R6 (Commenced July 31, 2015)	6.65	0.24	(0.59)	(0.35)	(0.24)	—	(0.01)	(0.25)
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	— (e)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	— (e)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	— (e)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	— (e)	(0.50)
2015 - IR	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	— (e)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	— (e)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—	(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—	(0.68)
2014 - IR	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—	(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—	(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	—	(0.57)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	—	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	—	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	—	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	—	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	—	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.45	10.06%	$330,560	1.07	%(d)	1.07	%(d)	5.39	%(d)	41%
6.45	9.47	52,232	1.82	(d)	1.82	(d)	4.64	(d)	41
6.46	10.05	3,274,966	0.73	(d)	0.73	(d)	5.73	(d)	41
6.44	9.80	14,208	1.23	(d)	1.23	(d)	5.23	(d)	41
6.46	10.18	10,181	0.82	(d)	0.82	(d)	5.64	(d)	41
6.44	9.75	15,286	1.32	(d)	1.32	(d)	5.14	(d)	41
6.47	10.05	172,631	0.71	(d)	0.71	(d)	5.74	(d)	41

6.02	(6.33)	340,534	1.05		1.06		5.49		46
6.03	(7.01)	51,973	1.80		1.81		4.76		46
6.04	(5.98)	3,221,934	0.71		0.72		5.84		46
6.02	(6.35)	14,710	1.21		1.22		5.35		46
6.03	(6.08)	9,302	0.80		0.81		5.76		46
6.02	(6.57)	15,296	1.30		1.31		5.26		46
6.05	(5.29)	162,768	0.70	(d)	0.71	(d)	6.02	(d)	46
6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68
7.12	4.53	630,049	1.06		1.06		6.97		71
7.13	3.76	108,682	1.81		1.81		6.21		71
7.14	4.89	4,988,221	0.72		0.72		7.25		71
7.11	4.22	21,420	1.22		1.22		6.81		71
7.13	4.79	37,059	0.81		0.81		7.13		71
7.12	4.28	17,087	1.31		1.31		6.69		71

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.46	$0.19	$0.28	$0.47	$(0.20)	$—		$—	$(0.20)
2016 - C	9.46	0.16	0.27	0.43	(0.16)	—		—	(0.16)
2016 - Institutional	9.47	0.21	0.27	0.48	(0.21)	—		—	(0.21)
2016 - IR	9.48	0.21	0.27	0.48	(0.21)	—		—	(0.21)
2016 - R	9.46	0.18	0.27	0.45	(0.18)	—		—	(0.18)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	9.92	0.37	(0.46)	(0.09)	(0.37)	—		—	(0.37)
2016 - C	9.92	0.30	(0.46)	(0.16)	(0.30)	—		—	(0.30)
2016 - Institutional	9.93	0.40	(0.46)	(0.06)	(0.40)	—		—	(0.40)
2016 - IR	9.94	0.39	(0.45)	(0.06)	(0.40)	—		—	(0.40)
2016 - R	9.92	0.35	(0.46)	(0.11)	(0.35)	—		—	(0.35)
2015 - A	10.07	0.34	(0.14)	0.20	(0.35)	—	(e)	—	(0.35)
2015 - C	10.08	0.27	(0.15)	0.12	(0.28)	—	(e)	—	(0.28)
2015 - Institutional	10.09	0.38	(0.16)	0.22	(0.38)	—	(e)	—	(0.38)
2015 - IR	10.09	0.37	(0.14)	0.23	(0.38)	—	(e)	—	(0.38)
2015 - R	10.08	0.32	(0.15)	0.17	(0.33)	—	(e)	—	(0.33)
2014 - A	10.11	0.33	(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26	(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37	(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - IR	10.13	0.36	(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31	(0.03)	0.28	(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37	0.20	0.57	(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29	0.23	0.52	(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40	0.23	0.63	(0.40)	—		(0.01)	(0.41)
2013 - IR	9.91	0.40	0.22	0.62	(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35	0.21	0.56	(0.34)	—		(0.01)	(0.35)
2012 - A	10.00	0.33	(0.11)	0.22	(0.31)	—		—	(0.31)
2012 - C	9.99	0.26	(0.12)	0.14	(0.23)	—		—	(0.23)
2012 - Institutional	9.99	0.35	(0.09)	0.26	(0.34)	—		—	(0.34)
2012 - IR	10.00	0.34	(0.10)	0.24	(0.33)	—		—	(0.33)
2012 - R	10.00	0.28	(0.09)	0.19	(0.28)	—		—	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.73	4.95%	$7,692	0.95	%(d)	0.97	%(d)	4.02	%(d)	27%
9.73	4.56	2,146	1.71	(d)	1.72	(d)	3.28	(d)	27
9.74	5.13	3,322,440	0.62	(d)	0.63	(d)	4.38	(d)	27
9.75	5.08	1,228	0.71	(d)	0.72	(d)	4.31	(d)	27
9.73	4.82	12	1.20	(d)	1.21	(d)	3.79	(d)	27

9.46	(0.89)	6,668	0.95		0.96		3.80		42
9.46	(1.63)	1,760	1.70		1.72		3.09		42
9.47	(0.55)	3,217,752	0.61		0.63		4.17		42
9.48	(0.64)	1,237	0.70		0.72		4.10		42
9.46	(1.13)	11	1.19		1.20		3.60		42
9.92	2.01	6,193	0.94		0.95		3.38		55
9.92	1.15	1,936	1.69		1.70		2.71		55
9.93	2.26	4,087,016	0.60		0.61		3.81		55
9.94	2.27	811	0.70		0.71		3.72		55
9.92	1.67	11	1.16		1.17		3.23		55
10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$9.08	$0.14	$0.30	$0.44	$(0.14)	$—	$(0.14)
2016 - Institutional	9.08	0.15	0.30	0.45	(0.15)	—	(0.15)
2016 - Separate Account Institutional	9.09	0.15	0.30	0.45	(0.15)	—	(0.15)
2016 - IR	9.09	0.15	0.30	0.45	(0.15)	—	(0.15)
2016 - R6	9.08	0.15	0.31	0.46	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	9.47	0.30	(0.36)	(0.06)	(0.29)	(0.04)	(0.33)
2016 - Institutional	9.48	0.33	(0.37)	(0.04)	(0.32)	(0.04)	(0.36)
2016 - Separate Account Institutional	9.48	0.33	(0.36)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - IR	9.48	0.32	(0.35)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - R6 (Commenced July 31, 2015)	9.13	0.22	(0.02)	0.20	(0.21)	(0.04)	(0.25)
2015 - A	9.39	0.29	0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32	0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - IR	9.39	0.31	0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30	(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34	(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33	(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - IR	9.71	0.32	(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31	0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.38	4.85%	$30,094	0.72	%(d)	0.87	%(d)	2.95	%(d)	31%
9.38	5.03	142,140	0.38	(d)	0.53	(d)	3.30	(d)	31
9.39	5.02	243,495	0.38	(d)	0.53	(d)	3.30	(d)	31
9.39	4.97	1,605	0.47	(d)	0.62	(d)	3.18	(d)	31
9.39	5.14	11	0.38	(d)	0.52	(d)	3.31	(d)	31

9.08	(0.53)	28,037	0.72		0.86		3.28		79
9.08	(0.29)	156,202	0.38		0.52		3.62		79
9.09	(0.18)	239,713	0.38		0.52		3.62		79
9.09	(0.27)	1,080	0.47		0.61		3.53		79
9.08	2.28	10	0.38	(d)	0.53	(d)	3.61	(d)	79
9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$6.36	$0.17	$0.16	$0.33	$(0.18)	$—	$—	$(0.18)
2016 - C	6.37	0.15	0.16	0.31	(0.16)	—	—	(0.16)
2016 - Institutional	6.36	0.18	0.18	0.36	(0.20)	—	—	(0.20)
2016 - IR	6.35	0.18	0.17	0.35	(0.19)	—	—	(0.19)

FOR THE FISCAL YEARS ENDED MARCH 31,
2016 - A	6.96	0.34	(0.60)	(0.26)	—	—	(0.34)	(0.34)
2016 - C	6.98	0.29	(0.61)	(0.32)	—	—	(0.29)	(0.29)
2016 - Institutional	6.97	0.37	(0.62)	(0.25)	—	—	(0.36)	(0.36)
2016 - IR	6.96	0.34	(0.59)	(0.25)	—	—	(0.36)	(0.36)
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - IR	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - IR	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.51	5.34%	$117,496	1.24	%(d)	1.49	%(d)	5.32	%(d)	58%
6.52	4.94	6,529	1.99	(d)	2.24	(d)	4.52	(d)	58
6.52	5.67	392,354	0.92	(d)	1.15	(d)	5.60	(d)	58
6.51	5.64	12,674	0.99	(d)	1.23	(d)	5.48	(d)	58

6.36	(3.54)	140,623	1.25		1.40		5.31		100
6.37	(4.38)	6,574	2.00		2.15		4.58		100
6.36	(3.35)	403,203	0.91		1.06		5.67		100
6.35	(3.45)	9,741	0.99		1.14		5.55		100
6.96	(12.92)	140,301	1.25		1.36		4.76		145
6.98	(13.43)	9,734	2.01		2.14		4.04		145
6.97	(12.50)	1,234,553	0.92		1.05		5.11		145
6.96	(12.70)	3,386	1.01		1.14		5.06		145
8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2016 - A	$10.68	$0.07	$0.10	$0.17	$(0.12)	$—	$—		$(0.12)
2016 - Institutional	10.71	0.08	0.11	0.19	(0.14)	—	—		(0.14)
2016 - Separate Account Institutional	10.69	0.08	0.10	0.18	(0.14)	—	—		(0.14)
2016 - IR	10.71	0.08	0.11	0.19	(0.14)	—	—		(0.14)
2016 - R6	10.71	0.08	0.11	0.19	(0.14)	—	—		(0.14)

FOR THE FISCAL YEAR ENDED MARCH 31,
2016 - A	10.74	0.17	0.03	0.20	(0.26)	—	—	(e)	(0.26)
2016 - Institutional	10.77	0.20	0.04	0.24	(0.30)	—	—	(e)	(0.30)
2016 - Separate Account Institutional	10.75	0.20	0.04	0.24	(0.30)	—	—	(e)	(0.30)
2016 - IR	10.77	0.17	0.06	0.23	(0.29)	—	—	(e)	(0.29)
2016 - R6 (Commenced July 31, 2015)	10.67	0.13	0.11	0.24	(0.20)	—	—	(e)	(0.20)
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	—		(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	—		(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	—		(0.27)
2015 - IR	10.48	0.18	0.37	0.55	(0.26)	—	—		(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	—		(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	—		(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	—		(0.25)
2014 - IR	10.63	0.20	(0.11)	0.09	(0.24)	—	—		(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	—		(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	—		(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	—		(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	—		(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	—		(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	—		(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.73	1.63%	$46,159	0.77	%(d)	0.95	%(d)	1.21	%(d)	431%
10.76	1.80	60,627	0.43	(d)	0.61	(d)	1.56	(d)	431
10.73	1.71	216,024	0.43	(d)	0.61	(d)	1.56	(d)	431
10.76	1.76	16,463	0.52	(d)	0.70	(d)	1.49	(d)	431
10.76	1.81	10	0.43	(d)	0.60	(d)	1.57	(d)	431

10.68	1.89	36,465	0.75		0.96		1.58		956
10.71	2.23	60,513	0.41		0.62		1.89		956
10.69	2.23	210,773	0.41		0.62		1.91		956
10.71	2.14	6,582	0.51		0.71		1.63		956
10.71	2.24	10	0.44	(d)	0.64	(d)	1.77	(d)	956
10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Emerging Markets Debt	A, C, Institutional, IR and R	Non-diversified
Emerging Markets Debt	A, C, Institutional, IR and R6	Non-diversified
Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, C, Institutional, Service, IR, R and R6	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR, Separate Account Institutional and R6	Diversified

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest

142

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. As of the date of the financial statements, short-term debt obligations that matured in sixty days or less and did not exhibit signs of credit deterioration were valued at amortized cost, which approximated fair value. Effective October 11, 2016, short-term debt obligations that mature in sixty days or less are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — As of the date of the financial statements, short-term investments having a maturity of 60 days or less were valued at amortized cost which approximated fair market value. Effective October 11, 2016, such securities are valued using available market quotations as provided by a third party pricing vendor or broker. These investments are classified as Level 2 of the fair value hierarchy.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximates fair value, and are generally classified as Level 2 of the fair value hierarchy.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of a Master Repurchase Agreement (“MRA”). The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, the Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2016:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$20,317,908	$—
Corporate Obligations	—	12,638,140	—
Structured Notes	—	1,860,846	—
Municipal Debt Obligations	—	467,059	—
U.S. Treasury Obligations	298,851	—	—
Investment Company	793,201	—	—
Total	$1,092,052	$35,283,953	$—

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$217,848	$—
Futures Contracts	9,483	—	—
Interest Rate Swap Contracts	—	79,904	—
Credit Default Swap Contracts	—	33,234	—
Total	$9,483	$330,986	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(275,397)	$—
Futures Contracts	(6,750)	—	—
Interest Rate Swap Contracts	—	(91,980)	—
Credit Default Swap Contracts	—	(63,743)	—
Total	$(6,750)	$(431,120)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,168,722,466	$—
Foreign Debt Obligation	—	551,303	—
Corporate Obligations	—	454,825,800	—
Structured Note	—	4,992,048	—
Municipal Debt Obligations	—	17,666,844
U.S. Treasury Obligations	9,616,630	—	—
Investment Company	3,669,180	—	—
Total	$13,285,810	$1,646,758,461	$—
Liabilities
Reverse Repurchase Agreements	$—	$(17,255,175)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$5,467,460	$—
Futures Contracts	375,167	—	—
Interest Rate Swap Contracts	—	1,736,177	—
Credit Default Swap Contracts	—	849,483	—
Total	$375,167	$8,053,120	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,466,026)	$—
Futures Contracts	(1,341,636)	—	—
Interest Rate Swap Contracts	—	(3,335,653)	—
Credit Default Swap Contracts	—	(2,858,633)	—
Total	$(1,341,636)	$(10,660,312)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$51,177,206	$33,020,185
Corporate Obligations	—	3,562,979,679	—
Common Stock and/or Other Equity Investments(b)
North America	4,272,699	2,049,520	8,216,025
Investment Company	129,262,770	—	—
Total	$133,535,469	$3,616,206,405	$41,236,210
Liabilities
Reverse Repurchase Agreements	$—	$(10,031,188)	$—

Derivative Type
Assets(a)
Futures Contracts	$278,939	$—	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(56,761)	$—
Futures Contracts	(952,944)	—	—
Total	$(952,944)	$(56,761)	$—

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2016:

	Bank Loans	Common Stocks
Beginning Balance as of April 1, 2016	$23,709,490	$39
Realized gain (loss)	(3,807,522)	2,763,555
Net change in unrealized gain (loss) relating to instruments still held at reporting date	8,488,243	1,545,444
Purchases	21,730,674	6,670,581
Sales	(7,028,139)	(2,763,594)
Amortization	136,775	—
Transfers into Level 3	1,750,664	—
Transfers out of Level 3	(11,960,000)	—
Ending Balance as of September 30, 2016	$33,020,185	$8,216,025

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$2,634,346,072	$54,798,544
Corporate Obligations	—	376,097,490	—
Common Stock and/or Other Equity Investments(b)
North America	—	—	15,758,939
Investment Company	343,839,632	—	—
Total	$343,839,632	$3,010,443,562	$70,557,483

Derivative Type
Assets(a)
Total Return Swap Contracts	$—	$60,289	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(77,853)	$—
Interest Rate Swap Contracts	—	(162,463)	—
Total	$—	$(240,316)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2016:

	Bank Loans	Common Stocks
Beginning Balance as of April 1, 2016	$100,227,537	$5,710,009
Realized gain (loss)	(7,988,491)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	16,339,295	(2,745,740)
Purchases	21,024,503	12,794,670
Sales	(22,214,031)	—
Amortization	328,428	—
Transfers into Level 3	13,082,139	—
Transfers out of Level 3	(66,000,836)	—
Ending Balance as of September 30, 2016	$54,798,544	$15,758,939

Transfers of the above investments into or out of Level 3 can be attributed to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$366,866,498	$—
Foreign Debt Obligations	—	16,642,861	—
Municipal Debt Obligations	—	14,502,392	—
U.S. Treasury Obligations	13,103,760	—	—
Investment Company	1,253	—	—
Total	$13,105,013	$398,011,751	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,712	$—
Futures Contracts	63,904	—	—
Credit Default Swap Contracts	—	125,408	—
Total	$63,904	$129,120	$—
Liabilities(a)
Futures Contracts	$(209,366)	$—	$—

153

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$365,666,462	$—
Corporate Obligations	—	17,399,125	—
Structured Notes	—	70,912,815	—
Municipal Debt Obligations	—	3,497,694	—
U.S. Treasury Obligations	22,966,678	—	—
Investment Company	6,323,118	—	—
Total	$29,289,796	$457,476,096	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,499,102	$—
Futures Contracts	198,090	—	—
Interest Rate Swap Contracts	—	8,629,071	—
Non-Deliverable Bond Forward Contracts	—	8,726	—
Total	$198,090	$12,136,899	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,565,578)	$—
Futures Contracts	(39,191)	—	—
Interest Rate Swap Contracts	—	(10,830,171)	—
Credit Default Swap Contracts	—	(1,089,842)	—
Cross Currency Swap Contracts	—	(2,499,881)	—
Total	$(39,191)	$(18,985,472)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$337,321,249	$—
Asset-Backed Securities	—	22,433,183	6,000,000
U.S. Treasury Obligations	964,893	—	—
Investment Company	62,724,920	—	—
Total	$63,689,813	$359,754,432	$6,000,000
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(8,442,500)	$—

154

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Credit Default Swap Contracts	$—	$221,863	$—
Liabilities(a)
Futures Contracts	$(23,644)	$—	$—

The following is a reconciliation of Level 3 investments for the period ended September 30, 2016:

Asset-Backed
Beginning Balance as of April 1, 2016	$—
Realized gain (loss)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	—
Purchases	6,000,000
Sales	—
Amortization	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance as of September 30, 2016	$6,000,000

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts(a)	$89,387	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts(a)(b)	$(98,730)
Credit	Receivable for unrealized gain on swap contracts	33,234	Payable for unrealized loss on swap contracts(b)	(63,743)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	217,848	Payable for unrealized loss on forward foreign currency exchange contracts	(275,397)
Total		$340,469		$(437,870)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$2,111,344	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin(b)	$(4,677,289)
Credit	Receivable for unrealized gain on swap contracts	849,483	Payable for unrealized loss on swap contracts(b)	(2,858,633)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5,467,460	Payable for unrealized loss on forward foreign currency exchange contracts	(4,466,026)
Total		$8,428,287		$(12,001,948)

High Yield
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts(a)	$278,939	Variation margin on certain derivative contracts(a)	$(952,944)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	—	Payable for unrealized loss on forward foreign currency exchange contracts	(56,761)
Total		$278,939		$(1,009,705)

156

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4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts(a)	$—	Payable for unrealized loss on swap contracts(a)	$(162,463)	(a)
Currency	—	—	Payable for unrealized loss on forward foreign currency exchange contracts	(77,853)
Equity	Receivable for unrealized gain on swap contracts	60,289	Payable for unrealized loss on swap contracts	—
Total		$60,289		$(240,316)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts(a)	$63,904	Variation margin on certain derivative contracts(a)	$(209,366)
Credit	Receivable for unrealized gain on swap contracts	125,408	Payable for unrealized loss on swap contracts	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,712	Payable for unrealized loss on forward foreign currency exchange contracts	—
Total		$193,024		$(209,366)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; non-deliverable bond forward contracts(a)	$8,835,887	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts(a)(b)	$(10,869,362)
Credit	—	—	Payable for unrealized loss on swap contracts(b)	(1,089,842)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,499,102	Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts(b)	(7,065,459)
Total		$12,334,989		$(19,024,663)

157

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—	Variation margin on certain derivative contracts(a)	$(23,644)
Credit	Receivable for unrealized gain on swap contracts	221,863	Payable for unrealized loss on swap contracts	—
Total		$221,863		$(23,644)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(a)	Aggregate of amounts include $112,822, $4,907,566 and $13,431,548 for the Dynamic Emerging Markets Debt, Emerging Markets Debt, and Local Emerging Markets Debt Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures, swap contracts, and non-deliverable bond forward contracts/Net change in unrealized gain (loss) on futures, swap contracts and nondeliverable bond forwards	$(74,783)	$(18,321)	70
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(17,647)	(36,655)	71
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(162,946)	(199,640)	277
Total		$(255,376)	$(254,616)	418

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4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$2,505,953	$(1,453,744)	1,772
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(241,988)	(2,235,672)	77
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,411,947)	1,491,445	238
Total		$(2,147,982)	$(2,197,971)	2,087

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(602,091)	$285,788	2,486
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(556,239)	(443,501)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(545,751)	701,331	4
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(431,187)	—	83
Total		$(2,135,268)	$543,618	2,574

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	$(1,165,700)	$554,180	2
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	24,647	—	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(443,959)	410,931	2
Equity	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	126,456	60,289	1
Total		$(1,458,556)	$1,025,400	6

159

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(119,562)	$(148,983)	580
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(56,084)	111,328	29
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$16,086	$3,712	1
Total		$(159,560)	$(33,943)	610

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,082,355	$(1,362,735)	529
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(495,055)	(820,442)	55
Currency	Net realized gain (loss) from swap contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(1,062,606)	$(4,725,962)	296
Total		$(475,306)	$(6,909,139)	880

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$92,916	$(51,869)	189
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	26,385	168,840	4
Total		$119,301	$116,971	193

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2016.

160

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4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

161

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2016:

Dynamic Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$7,148	$2,080	$9,228	$(4,803)	$(8,128)	$(12,931)	$(3,703)	$—	$(3,703)
Barclays Bank PLC	16,327	—	16,327	(4,129)	—	(4,129)	12,198	—	12,198
BNP Paribas SA	—	10,596	10,596	—	(33,685)	(33,685)	(23,089)	—	(23,089)
Citibank NA	8,762	43,946	52,708	(54,600)	(31,485)	(86,085)	(33,377)	—	(33,377)
Credit Suisse International (London)	1,251	16,378	17,629	(4,794)	(5,231)	(10,025)	7,604	—	7,604
Deutsche Bank AG	47,263	—	47,263	(31,810)	—	(31,810)	15,453	—	15,453
Deutsche Bank AG (London)	—	17,360	17,360	—	(9,102)	(9,102)	8,258	—	8,258
HSBC Bank PLC	—	3,863	3,863	—	(12,713)	(12,713)	(8,850)	—	(8,850)
JPMorgan Chase Bank (London)	—	3,378	3,378	—	(24,140)	(24,140)	(20,762)	—	(20,762)
JPMorgan Securities, Inc.	12,163	—	12,163	(11,769)	—	(11,769)	394	—	394
Morgan Stanley & Co.	—	41,987	41,987	—	(34,563)	(34,563)	7,424	—	7,424
Morgan Stanley & Co. International PLC	11,560	—	11,560	(917)	—	(917)	10,643	—	10,643
Royal Bank of Canada	—	1,687	1,687	—	—	—	1,687	—	1,687
Royal Bank of Scotland PLC	—	23,791	23,791	—	(66,524)	(66,524)	(42,733)	—	(42,733)
Standard Chartered Bank	—	9,975	9,975	—	(13,829)	(13,829)	(3,854)	—	(3,854)
State Street Bank (London)	—	120	120	—	(170)	(170)	(50)	—	(50)
UBS AG (London)	—	26,036	26,036	—	(34,788)	(34,788)	(8,752)	—	(8,752)
Westpac Banking Corp.	—	16,651	16,651	—	(1,039)	(1,039)	15,612	—	15,612
Total	$104,474	$217,848	$322,322	$(112,822)	$(275,397)	$(388,219)	$(65,897)	$—	$(65,897)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

162

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4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$100,962	$54,577	$155,539	$(458,385)	$(207,256)	$(665,641)	$(510,102)	$180,000	$(330,102)
Barclays Bank PLC	237,863	272,571	510,434	(168,239)	(335,770)	(504,009)	6,425	—	6,425
BNP Paribas SA	—	410,615	410,615	—	(574,482)	(574,482)	(163,867)	—	(163,867)
Citibank NA	868,782	—	868,782	(2,178,130)	—	(2,178,130)	(1,309,348)	1,309,348	—
Citibank NA (London)	—	1,473,112	1,473,112	—	(681,701)	(681,701)	791,411	—	791,411
Credit Suisse International (London)	—	296,475	296,475	—	(45,152)	(45,152)	251,323	—	251,323
Deutsche Bank AG	815,569	—	815,569	(426,040)	—	(426,040)	389,529	(389,529)	—
Deutsche Bank AG (London)	—	316,557	316,557	—	(237,412)	(237,412)	79,145	—	79,145
HSBC Bank PLC	—	92,790	92,790	—	(277,193)	(277,193)	(184,403)	—	(184,403)
JPMorgan Chase Bank (London)	—	831,659	831,659	—	(399,456)	(399,456)	432,203	—	432,203
JPMorgan Securities, Inc.	273,833	—	273,833	(1,377,882)	—	(1,377,882)	(1,104,049)	880,000	(224,049)
Morgan Stanley & Co. International PLC	230,264	1,010,225	1,240,489	(178,115)	(244,376)	(422,491)	817,998	—	817,998
Royal Bank of Canada	—	50,283	50,283	—	—	—	50,283	—	50,283
Royal Bank of Scotland PLC	—	150,365	150,365	—	(1,034,833)	(1,034,833)	(884,468)	—	(884,468)
Standard Chartered Bank	—	108,688	108,688	—	(2,522)	(2,522)	106,166	—	106,166
State Street Bank and Trust (London)	—	2,816	2,816	—	(3,968)	(3,968)	(1,152)	—	(1,152)
UBS AG (London)	—	153,225	153,225	(120,775)	(369,297)	(490,072)	(336,847)	—	(336,847)
Westpac Banking Corp.	—	243,502	243,502	—	(52,608)	(52,608)	190,894	—	190,894
Total	$2,527,273	$5,467,460	$7,994,733	$(4,907,566)	$(4,466,026)	$(9,373,592)	$(1,378,859)	$1,979,819	$600,960

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

163

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$163,129	$41,249		$204,378	$(134,574)	$(189,040)	$(323,614)	$(119,236)	$—	$(119,236)
Barclays Bank PLC	688,276	352,666		1,040,942	(4,260,964)	(243,594)	(4,504,558)	(3,463,616)	3,420,199	(43,417)
BNP Paribas SA	—	228,988		228,988	—	(1,636,017)	(1,636,017)	(1,407,029)	—	(1,407,029)
Citibank NA	3,392,944	—		3,392,944	(2,529,897)	—	(2,529,897)	863,047	(530,000)	333,047
Citibank NA (London)	—	23,811		23,811	—	(226,124)	(226,124)	(202,313)	—	(202,313)
Credit Suisse International (London)	197,625	828,818		1,026,443	(710,090)	(29,690)	(739,780)	286,663	—	286,663
Deutsche Bank AG	3,124,149	8,726	*	3,132,875	(3,323,143)	—	(3,323,143)	(190,268)	190,268	—
Deutsche Bank AG (London)	—	318,608		318,608	—	(205,589)	(205,589)	113,019	—	113,019
HSBC Bank PLC	—	184,910		184,910	—	(250,755)	(250,755)	(65,845)	—	(65,845)
JPMorgan Chase Bank (London)	—	54,572		54,572	—	(318,441)	(318,441)	(263,869)	—	(263,869)
JPMorgan Securities, Inc.	168,923	—		168,923	(734,872)	—	(734,872)	(565,949)	320,000	(245,949)
Morgan Stanley & Co. International PLC	713,833	925,315		1,639,148	(1,713,591)	(466,145)	(2,179,736)	(540,588)	540,588	—
Royal Bank of Canada	—	30,314		30,314	—	—	—	30,314	—	30,314
Royal Bank of Scotland PLC	—	103,819		103,819	—	(464,753)	(464,753)	(360,934)	—	(360,934)
Standard Chartered Bank	—	91,678		91,678	—	(66,518)	(66,518)	25,160	—	25,160
State Street Bank (London)	—	1,964		1,964	—	(2,764)	(2,764)	(800)	—	(800)
UBS AG (London)	—	312,390		312,390	(24,417)	(444,667)	(469,084)	(156,694)	—	(156,694)
Westpac Banking Corp.	—	—		—	—	(21,481)	(21,481)	(21,481)	—	(21,481)
Total	$8,448,879	$3,507,828		$11,956,707	$(13,431,548)	$(4,565,578)	$(17,997,126)	$(6,040,419)	$3,941,055	$(2,099,364)

*	Includes Non-Deliverable Bond Forward Contracts assets of $8,726 and liabilities of $0.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%	0.90%	0.80	%#
Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.80
High Yield	0.70	0.70	0.63	0.60	0.59	0.67	0.67
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.55	0.54	#
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.34	#
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.32	#

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
#	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 29, 2017 for the Dynamic Emerging Markets Debt, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

The Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2016, GSAM waived $84, $839, $92,795, $171,063, $2,620, $9,484 and $32,069, of the Fund’s management fees for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Emerging Markets Debt	$70	$—
Emerging Markets Debt	6,422	—
High Yield	7,199	—
High Yield Floating Rate	1,291	—
Investment Grade Credit	3,179	N/A
Local Emerging Markets Debt	452	—
U.S. Mortgages	723	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

Effective as of July 29, 2016, Goldman Sachs waived a portion of the transfer agency fees to 0.04% of Class A, Class C and Class IR Shares of the Local Emerging Markets Debt Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.054%, 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	$20,402	$—	$185,549	$205,951
Emerging Markets Debt	839	—	76,442	77,281
High Yield	92,796	—	39,323	132,119
High Yield Floating Rate	171,063	—	—	171,063
Investment Grade Credit	127,837	—	179,258	307,095
Local Emerging Markets Debt	276,167	9,698	339,367	625,232
U.S. Mortgages	129,537	—	149,137	278,674

G.  Line of Credit Facility — As of September 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2016, Goldman Sachs earned $653, $33,676, $8,447, $8,764, and $6,050 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Dynamic Emerging Markets Debt, Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of September 30, 2016, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Emerging Markets Debt	—%	6%
Local Emerging Markets Debt	7	8

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the following Funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Dynamic Emerging Markets Debt	5%	23%	7%	24%	100%	—%
High Yield Floating Rate	—	—	—	—	100	N/A
Investment Grade Credit	—	—	—	—	—	95
U.S. Mortgages	—	—	—	—	—	100

The table below shows the transactions in and earnings from investments by the Funds in the Underlying Fund for the six months ended September 30, 2016:

Fund	Underlying Fund	Market Value 3/31/16	Purchases at Cost	Proceeds from Sales	Market Value 09/30/2016	Dividend Income
Dynamic Emerging Markets Debt	Goldman Sachs Financial Square Government Fund	$—	$2,101,378	$(1,308,177)	$793,201	$174
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund	—	44,889,360	(41,220,180)	3,669,180	1,564
High Yield	Goldman Sachs Financial Square Government Fund	135,148,758	859,467,319	(865,353,307)	129,262,770	167,160
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund	280,623,494	815,559,770	(752,343,632)	343,839,632	306,251
Investment Grade Credit	Goldman Sachs Financial Square Government Fund	75	72,919,497	(72,918,319)	1,253	4,685
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund	2,148,011	190,795,493	(186,620,386)	6,323,118	17,679
U.S Mortgages	Goldman Sachs Financial Square Government Fund	48,424,630	139,051,586	(124,751,296)	62,724,920	57,485

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the investments in the shares of issuers deemed to be affiliates of the High Yield and High Yield Floating Rate Funds for the six months ended September 30, 2016:

Fund	Name of Affiliated Issuer	Market Value 3/31/2016	Purchases at Cost	Net Change in Unrealized Gain (loss)	Market Value 9/30/2016
High Yield	Magnum Hunter Resources, Inc. — Bank Loan	$—	$985,305	$(29,559)	$955,746
	Magnum Hunter Resources Corp. PI — Common Stock	—	6,670,580	1,545,445	8,216,025
High Yield Floating Rate	American Apparel Private Equity — Common Stock	5,710,009	—	(5,710,009)	—
	American Apparel (USA) LLC (NR/NR) — Bank Loan	—	4,671,455	22,095	4,693,550
	American Apparel (USA) LLC (NR/WR) — Bank Loan	5,547,428	321,093	(586,852)	5,281,669
	Magnum Hunter Resources, Inc. — Bank Loan	—	1,889,888	(56,697)	1,833,191
	Magnum Hunter Resources Corp. PI — Common Stock	—	12,794,670	2,964,269	15,758,939

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$6,600,744	$23,953,424	$8,012,401	$25,039,922
Emerging Markets Debt	223,330,491	973,879,296	178,566,926	368,705,651
High Yield	—	1,487,661,602	—	1,679,057,175
High Yield Floating Rate	—	806,303,254	—	810,747,754
Investment Grade Credit	95,425,860	32,904,074	92,569,973	58,417,359
Local Emerging Markets Debt	79,712,782	190,868,984	62,579,230	260,980,717
U.S. Mortgages	1,872,397,604	10,258,500	1,852,657,595	7,063,059

The table below summarizes the reverse repurchase agreement activity for the six months ended September 30, 2016:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt	$9,891,683	(0.453)%	183
High Yield	10,738,343	(0.799)	183

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The following tables set forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of September 30, 2016:

Emerging Markets Debt
	Remaining Contractual Maturity of the Agreements As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Sovereign Debt Obligations	$—	$4,676,400	$—	$7,902,375	$12,578,775
Gross amount of recognized liabilities for reverse repurchase agreements					$12,578,775

High Yield
	Remaining Contractual Maturity of the Agreements As of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$10,031,188	$10,031,188
Gross amount of recognized liabilities for reverse repurchase agreements					$10,031,188

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2016, the Funds’ capital loss carryfowards and certain timing differences, on a tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Capital loss carryforwards:
Perpetual Short-term	(149,416)	(18,203,616)	(43,577,136)	(25,790,798)	(854,320)	(85,840,344)	(911,572)
Perpetual Long-term	(202,764)	(10,692,559)	(57,606,642)	(18,096,396)	—	(23,730,467)
Total capital loss carryforwards	$(352,180)	$(28,896,175)	$(101,183,778)	(43,887,194)	$(854,320)	$(109,570,811)	$(911,572)
Timing differences (Straddle Loss Deferral, Post-October Loss Deferral, Defaulted Bonds, Distribution Payable, Post-October Specified Loss Deferral)	$(842,161)	$(25,312,178)	$(246,293,157)	$(31,680,755)	$(6,548,296)	$(166,829,398)	$(220,292)

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7. TAX INFORMATION (continued)

As of September 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$35,502,388	$1,617,322,711	$3,796,769,125	$3,502,611,113	$391,115,157	$552,773,947	$425,923,591
Gross unrealized gain	1,796,633	72,362,051	146,536,332	30,351,390	21,826,384	9,359,584	5,219,166
Gross unrealized loss	(923,016)	(29,640,491)	(152,327,373)	(108,121,826)	(1,824,777)	(75,367,639)	(1,698,512)
Net unrealized security gain/(loss)	$873,617	$42,721,560	$(5,791,041)	$(77,770,436)	$20,001,607	$(66,008,055)	$3,520,654

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, differences related to the tax treatment of inflation protected securities, underlying fund investments, the recognition of income and gains/losses of certain bonds, bank loans, certain debt securities, swap transactions, and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

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8. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Geographic and Sector Risk — As a result of the Dynamic Emerging Markets Debt, Emerging Markets Debt, Local Emerging Markets Debt and U.S. Mortgages Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business, political, environmental or other development may affect the value of the Funds’ investments more than if their investments were not so focused.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

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Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,744	$65,060	13,900	$114,060
Reinvestment of distributions	828	6,927	3,161	25,717
Shares redeemed	(49,621)	(411,459)	(32,372)	(253,968)
	(41,049)	(339,472)	(15,311)	(114,191)
Class C Shares
Reinvestment of distributions	103	860	210	1,720
Shares redeemed	(37)	(306)	(2,571)	(20,859)
	66	554	(2,361)	(19,139)
Institutional Shares
Shares sold	783,721	6,638,792	3,390,796	27,623,840
Reinvestment of distributions	46,514	393,377	111,683	907,279
Shares redeemed	(1,055,909)	(8,964,078)	(592,259)	(4,673,540)
	(225,674)	(1,931,909)	2,910,220	23,857,579
Class IR Shares
Shares sold	9,371	79,023	863	7,000
Reinvestment of distributions	156	1,290	142	1,144
Shares redeemed	(955)	(7,951)	—	—
	8,572	72,362	1,005	8,144
Class R Shares
Reinvestment of distributions	70	564	108	880
	70	564	108	880
NET INCREASE (DECREASE)	(258,015)	$(2,197,901)	2,893,661	$23,733,273

175

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,748,199	$59,908,254	4,665,161	$56,375,727
Reinvestment of distributions	259,887	3,304,570	404,652	4,880,615
Shares redeemed	(2,588,409)	(32,862,381)	(3,788,830)	(45,371,323)
	2,419,677	30,350,443	1,280,983	15,885,019
Class C Shares
Shares sold	412,587	5,302,361	423,422	5,111,604
Reinvestment of distributions	42,761	543,480	87,245	1,052,806
Shares redeemed	(278,723)	(3,559,679)	(761,168)	(9,166,757)
	176,625	2,286,162	(250,501)	(3,002,347)
Institutional Shares
Shares sold	51,347,592	659,646,009	41,503,508	501,021,562
Reinvestment of distributions	1,980,563	25,276,170	4,176,383	50,670,957
Shares redeemed	(12,284,758)	(155,583,573)	(99,497,646)	(1,210,709,072)
	41,043,397	529,338,606	(53,817,755)	(659,016,553)
Class IR Shares
Shares sold	1,307,988	16,633,015	571,647	6,869,523
Reinvestment of distributions	49,083	626,834	63,083	762,403
Shares redeemed	(308,388)	(3,936,272)	(422,066)	(5,043,642)
	1,048,683	13,323,577	212,664	2,588,284
Class R6 Shares(a)
Shares sold	106,255	1,318,210	37,482	431,031
Reinvestment of distributions	2,742	35,174	434	5,205
Shares redeemed	(7,853)	(99,535)	(571)	(6,962)
	101,144	1,253,849	37,345	429,274
NET INCREASE (DECREASE)	44,789,526	$576,552,637	(52,537,264)	$(643,116,323)

(a)	Commenced operations on July 31, 2015.

176

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,363,944	$14,781,999	33,525,228	$209,770,367
Reinvestment of distributions	1,404,736	8,840,427	3,239,087	20,610,259
Shares redeemed	(9,043,313)	(56,529,345)	(51,291,956)	(322,285,814)
	(5,274,633)	(32,906,919)	(14,527,641)	(91,905,188)
Class C Shares
Shares sold	319,581	1,998,855	608,378	3,828,902
Reinvestment of distributions	158,962	1,001,287	372,179	2,367,490
Shares redeemed	(1,006,871)	(6,305,908)	(2,872,428)	(18,301,746)
	(528,328)	(3,305,766)	(1,891,871)	(12,105,354)
Institutional Shares
Shares sold	57,194,235	358,534,950	205,189,144	1,303,287,827
Reinvestment of distributions	13,614,805	85,902,521	36,789,982	235,269,548
Shares redeemed	(97,778,465)	(608,757,961)	(437,980,962)	(2,763,912,787)
	(26,969,425)	(164,320,490)	(196,001,836)	(1,225,355,412)
Service Shares
Shares sold	141,516	886,850	441,299	2,833,687
Reinvestment of distributions	45,122	283,854	101,790	645,493
Shares redeemed	(425,823)	(2,652,011)	(674,406)	(4,252,353)
	(239,185)	(1,481,307)	(131,317)	(773,173)
Class IR Shares
Shares sold	305,723	1,912,201	275,748	1,761,052
Reinvestment of distributions	44,820	282,850	103,875	662,275
Shares redeemed	(316,059)	(1,996,211)	(888,279)	(5,709,368)
	34,484	198,840	(508,656)	(3,286,041)
Class R Shares
Shares sold	165,223	1,032,212	487,916	3,061,348
Reinvestment of distributions	61,126	384,413	136,322	863,648
Shares redeemed	(395,340)	(2,463,879)	(645,111)	(4,076,039)
	(168,991)	(1,047,254)	(20,873)	(151,043)
Class R6 Shares(a)
Shares sold	1,650,909	10,443,418	28,612,859	178,673,267
Reinvestment of distributions	759,568	4,800,791	578,904	3,472,089
Shares redeemed	(2,660,524)	(16,694,302)	(2,276,517)	(13,627,036)
	(250,047)	(1,450,093)	26,915,246	168,518,320
NET DECREASE	(33,396,125)	$(204,312,989)	(186,166,948)	$(1,165,057,891)

(a)	Commenced operations on July 31, 2015.

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	198,652	$1,908,779	1,807,090	$17,903,306
Reinvestment of distributions	14,685	141,852	40,879	397,875
Shares redeemed	(127,550)	(1,236,590)	(1,767,513)	(17,298,273)
	85,787	814,041	80,456	1,002,908
Class C Shares
Shares sold	40,869	395,956	27,814	268,289
Reinvestment of distributions	3,180	30,723	5,894	56,730
Shares redeemed	(9,506)	(91,435)	(42,839)	(410,894)
	34,543	335,244	(9,131)	(85,875)
Institutional Shares
Shares sold	44,610,574	430,896,202	150,739,619	1,459,525,317
Reinvestment of distributions	7,190,410	69,504,723	16,273,648	157,037,143
Shares redeemed	(50,469,080)	(485,371,344)	(238,798,504)	(2,294,504,035)
	1,331,904	15,029,581	(71,785,237)	(677,941,575)
Class IR Shares
Shares sold	32,319	314,030	57,233	565,011
Reinvestment of distributions	2,597	25,107	4,760	45,696
Shares redeemed	(39,455)	(380,623)	(13,001)	(125,995)
	(4,539)	(41,486)	48,992	484,712
Class R Shares
Reinvestment of distributions	24	229	40	390
	24	229	40	390
NET INCREASE (DECREASE)	1,447,719	$16,137,609	(71,664,880)	$(676,539,440)

178

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	491,218	$4,559,253	944,601	$8,538,173
Reinvestment of distributions	45,425	422,601	110,624	999,869
Shares redeemed	(415,998)	(3,852,618)	(1,083,853)	(9,806,825)
	120,645	1,129,236	(28,628)	(268,783)
Institutional Shares
Shares sold	2,162,945	20,063,729	4,952,815	44,182,193
Reinvestment of distributions	261,705	2,433,156	708,414	6,409,234
Shares redeemed	(4,473,625)	(41,427,703)	(7,172,863)	(64,438,781)
	(2,048,975)	(18,930,818)	(1,511,634)	(13,847,354)
Class IR Shares
Shares sold	59,729	554,041	49,416	446,525
Reinvestment of distributions	2,394	22,332	4,640	41,964
Shares redeemed	(9,951)	(92,873)	(48,635)	(440,515)
	52,172	483,500	5,421	47,974
Separate Account Institutional Shares
Shares sold	1,619,315	15,085,919	3,907,875	35,307,428
Reinvestment of distributions	368,757	3,431,904	947,806	8,573,650
Shares redeemed	(2,429,322)	(22,639,734)	(5,864,947)	(53,052,359)
	(441,250)	(4,121,911)	(1,009,266)	(9,171,281)
Class R6 Shares(a)
Shares sold	62	589	1,096	10,005
Reinvestment of distributions	19	173	31	274
Shares redeemed	—	—	(1)	(5)
	81	762	1,126	10,274
NET DECREASE	(2,317,327)	$(21,439,231)	(2,542,981)	$(23,229,170)

(a)	Commenced operations on July 31, 2015.

179

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2016 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,061,404	$13,238,139	16,188,007	$108,203,140
Reinvestment of distributions	575,147	3,691,511	1,413,380	8,876,842
Shares redeemed	(6,720,122)	(43,055,138)	(15,628,190)	(94,942,849)
	(4,083,571)	(26,125,488)	1,973,197	22,137,133
Class C Shares
Shares sold	74,467	479,854	154,250	999,714
Reinvestment of distributions	23,202	149,208	48,962	310,761
Shares redeemed	(129,622)	(827,268)	(565,871)	(3,645,519)
	(31,953)	(198,206)	(362,659)	(2,335,044)
Institutional Shares
Shares sold	11,848,807	76,538,387	56,849,733	355,705,584
Reinvestment of distributions	1,817,102	11,674,429	7,276,668	46,447,287
Shares redeemed	(16,859,683)	(107,391,391)	(177,953,649)	(1,096,683,583)
	(3,193,774)	(19,178,575)	(113,827,248)	(694,530,712)
Class IR Shares
Shares sold	824,835	5,284,856	1,358,482	8,407,638
Reinvestment of distributions	49,006	314,546	44,357	272,819
Shares redeemed	(460,803)	(2,964,444)	(355,067)	(2,215,273)
	413,038	2,634,958	1,047,772	6,465,184
NET DECREASE	(6,896,260)	$(42,867,311)	(111,168,938)	$(668,263,439)

180

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2016 (Unaudited)		For the Fiscal Year Ended March 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,245,234	$24,033,837	1,314,665	$13,993,389
Reinvestment of distributions	48,495	519,511	77,837	828,563
Shares redeemed	(1,404,440)	(15,068,225)	(929,079)	(9,875,870)
	889,289	9,485,123	463,423	4,946,082
Institutional Shares
Shares sold	1,499,645	16,100,082	2,788,512	29,691,367
Reinvestment of distributions	69,079	741,735	127,680	1,362,411
Shares redeemed	(1,582,096)	(16,984,716)	(1,526,865)	(16,270,553)
	(13,372)	(142,899)	1,389,327	14,783,225
Separate Account Institutional Shares
Shares sold	1,636,811	17,523,742	4,759,318	50,456,284
Reinvestment of distributions	211,865	2,269,246	436,710	4,650,369
Shares redeemed	(1,443,124)	(15,458,110)	(3,674,293)	(39,106,986)
	405,552	4,334,878	1,521,735	15,999,667
Class IR Shares
Shares sold	1,112,819	11,969,627	500,930	5,341,478
Reinvestment of distributions	11,902	127,885	8,764	93,522
Shares redeemed	(208,454)	(2,241,234)	(59,487)	(635,440)
	916,267	9,856,278	450,207	4,799,560
Class R6 Shares(a)
Shares sold	—	—	938	10,005
Reinvestment of distributions	13	137	17	182
Shares redeemed	—	—	(1)	(5)
	13	137	954	10,182
NET INCREASE	2,197,749	$23,533,517	3,825,646	$40,538,716

(a)	Commenced operations on July 31, 2015.

181

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Fund Expenses — Six Month Period Ended September 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016, which represents a period of 183 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*
Class A
Actual	$1,000.00	$1,066.20		$6.37	$1,000.00	$1,095.60		$6.46	$1,000.00	$1,100.60		$5.63	$1,000.00	$1,049.50		$4.88
Hypothetical 5% return	1,000.00	1,018.90	+	6.23	1,000.00	1,018.90	+	6.23	1,000.00	1,019.70	+	5.42	1,000.00	1,020.31	+	4.81
Class C
Actual	1,000.00	1,062.10		10.24	1,000.00	1,091.50		10.38	1,000.00	1,094.70		9.56	1,000.00	1,045.60		8.77
Hypothetical 5% return	1,000.00	1,015.14	+	10.00	1,000.00	1,015.14	+	10.00	1,000.00	1,015.94	+	9.20	1,000.00	1,016.49	+	8.64
Institutional
Actual	1,000.00	1,069.10		4.67	1,000.00	1,097.40		4.73	1,000.00	1,100.50		3.84	1,000.00	1,051.30		3.19
Hypothetical 5% return	1,000.00	1,020.56	+	4.56	1,000.00	1,020.56	+	4.56	1,000.00	1,021.41	+	3.70	1,000.00	1,021.96	+	3.14
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,098.00		6.47	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.90	+	6.23	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,068.80		5.08	1,000.00	1,096.90		5.15	1,000.00	1,101.80		4.32	1,000.00	1,050.80		3.65
Hypothetical 5% return	1,000.00	1,020.15	+	4.96	1,000.00	1,020.15	+	4.96	1,000.00	1,020.96	+	4.15	1,000.00	1,021.51	+	3.60
Class R
Actual	1,000.00	1,066.00		7.72	N/A	N/A		N/A	1,000.00	1,097.50		6.94	1,000.00	1,048.20		6.16
Hypothetical 5% return	1,000.00	1,017.60	+	7.54	N/A	N/A		N/A	1,000.00	1,018.45	+	6.68	1,000.00	1,019.05	+	6.07
Class R6
Actual	N/A	N/A		N/A	1,000.00	1,097.50		4.63	1,000.00	1,100.50		3.74	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.66	+	4.46	1,000.00	1,021.51	+	3.60	N/A	N/A		N/A

182

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	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*	Beginning Account Value 4/1/16	Ending Account Value 9/30/16		Expenses Paid for the 6 months ended 9/30/16*
Class A
Actual	$1,000.00	$1,048.50		$3.70	$1,000.00	$1,053.40		$6.38	$1,000.00	$1,016.30		$3.89
Hypothetical 5% return	1,000.00	1,021.46	+	3.65	1,000.00	1,018.85	+	6.28	1,000.00	1,021.21	+	3.90
Class C
Actual	N/A	N/A		N/A	1,000.00	1,049.40		10.22	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.09	+	10.05	N/A	N/A	+	N/A
Institutional
Actual	1,000.00	1,050.30		1.95	1,000.00	1,056.70		4.74	1,000.00	1,018.00		2.18
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	1,000.00	1,020.46	+	4.66	1,000.00	1,022.91	+	2.18
Class IR
Actual	1,000.00	1,049.70		2.41	1,000.00	1,056.40		5.10	1,000.00	1,017.60		2.63
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,020.10	+	5.01	1,000.00	1,022.46	+	2.64
Separate Account Institutional
Actual	1,000.00	1,050.20		1.95	N/A	N/A		N/A	1,000.00	1,017.10		2.17
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	N/A	N/A		N/A	1,000.00	1,022.91	+	2.18
Class R6
Actual	1,000.00	1,051.40		1.95	N/A	N/A		N/A	1,000.00	1,018.10		2.18
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	N/A	N/A		N/A	1,000.00	1,022.91		2.18

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Separate Account Institutional	Class R	Class R6
Dynamic Emerging Markets Debt	1.23%	1.98%	0.90%	N/A	0.98%	N/A	1.49%	N/A
Emerging Markets Debt	1.23	1.98	0.90	N/A	0.98	N/A	N/A	0.88%
High Yield	1.07	1.82	0.73	1.23%	0.82	N/A	1.32	0.71
High Yield Floating Rate	0.95	1.71	0.62	N/A	0.71	N/A	1.20	N/A
Investment Grade Credit	0.72	N/A	0.38	N/A	0.47	0.38%	N/A	0.38
Local Emerging Markets Debt	1.24	1.99	0.92	N/A	0.99	N/A	N/A	N/A
U.S. Mortgages	0.77	N/A	0.43	N/A	0.52	0.43	N/A	0.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Local Emerging Markets Debt, and U.S. Mortgages Funds); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

184

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except with respect to the Dynamic Emerging Markets Debt Fund) ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance (in the case of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, Local Emerging Markets Debt, and U.S. Mortgages Funds) to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Dynamic Emerging Markets Debt Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2016. The Trustees noted that the Emerging Markets Debt Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2016. The Trustees observed that the High Yield Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the five- and ten-year periods, in the third quartile for the three-year period, and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They observed that the High Yield Floating Rate Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2016. The Trustees noted that the Investment Grade Credit Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2016. The Trustees noted that the Local Emerging Markets Debt Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. They noted that the U.S. Mortgages Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2016. They also noted that the Investment Grade Credit Fund and U.S. Mortgages Fund had experienced certain portfolio management changes in 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Local Emerging Markets Debt Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Dynamic Emerging Markets Debt Fund	Emerging Markets Debt Fund	High Yield Fund	Local Emerging Markets Debt Fund
First $2 billion	0.90%	0.80%	0.70%	0.90%
Next $3 billion	0.81	0.72	0.63	0.81
Next $3 billion	0.77	0.68	0.60	0.77
Over $8 billion	0.75	0.67	0.59	0.75

	High Yield Floating Rate Fund	Investment Grade Credit Fund	U.S. Mortgages Fund
First $1 billion	0.60%	0.40%	0.40%
Next $1 billion	0.54	0.36	0.36
Next $3 billion	0.51	0.34	0.34
Next $3 billion	0.50	0.33	0.33
Over $8 billion	0.49	0.32	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield and High Yield Floating Rate Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”);

187

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

188

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[1]
■	Financial Square Government Fund[1]
■	Financial Square Money Market Fund[2]
■	Financial Square Prime Obligations Fund[2]
■	Financial Square Treasury Instruments Fund[1]
■	Financial Square Treasury Obligations Fund[1]
■	Financial Square Federal Instruments Fund[1]
■	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

■	Investor Money Market Fund[3]
■	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[5]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	N-11 Equity Fund

Select Satellite

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[7]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
■	Target Date 2020 Portfolio
■	Target Date 2025 Portfolio
■	Target Date 2030 Portfolio
■	Target Date 2035 Portfolio
■	Target Date 2040 Portfolio
■	Target Date 2045 Portfolio
■	Target Date 2050 Portfolio
■	Target Date 2055 Portfolio

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

* This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 72149-TMPL-11/2016 SSFISAR-16/67.1K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 29, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 29, 2016